              As filed with the Securities and Exchange Commission
                               on April 30, 1997

                      Registration No. 33-16296; 811-8275


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                   FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   [ ]

                                                                   [X]

                        Post-Effective Amendment No. 36

                                      And

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [ ]

                              Amendment No. 38                         [X]
                        (Check appropriate box or boxes)

                          -------------------------

                          OVERLAND EXPRESS FUNDS, INC.
               (Exact Name of Registrant as specified in Charter)
                               111 Center Street
                          Little Rock, Arkansas  72201
          (Address of Principal Executive Offices, including Zip Code)

                          -------------------------

      Registrant's Telephone Number, including Area Code:  (800) 458-6589
                             Richard H. Blank, Jr.
                               c/o Stephens Inc.
                               111 Center Street
                          Little Rock, Arkansas  72201
                    (Name and Address of Agent for Service)
                                With a copy to:
                            Robert M. Kurucza, Esq.
                             Marco E. Adelfio, Esq.
                            Morrison & Foerster LLP
                          2000 Pennsylvania Ave., N.W.
                            Washington, D.C.  20006

It is proposed that this filing will become effective (check appropriate box):


[X]   Immediately upon filing pursuant        [ ]  on _________ pursuant
      to Rule 485(b), or                           to Rule 485(b)

[ ]   60 Days after filing pursuant           [ ]  on _______________ pursuant
      to Rule 485(a)(1), or                        to Rule 485(a)(1)

[ ]   75 days after filing pursuant           [ ]  on _______________ pursuant
      to Rule 485(a)(2), or                        to Rule 485(a)(2)


If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant has registered an indefinite number of shares of its Common Stock, $.001 par value, under the Securities Act of 1933, pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. The Rule 24f-2 Notice for the fiscal year ending December 31, 1996, was filed with the Securities and Exchange Commission on February 27, 1997.

This Post-Effective Amendment to the Registrant's Registration Statement also has been executed by Master Investment Trust (another registered investment company with separate series in which certain of the Registrant's series invest substantially all of their assets) and by such company's trustees and principal officer.

                               EXPLANATORY NOTE


        This Post-Effective Amendment No. 36 to the Registration Statement (the "Amendment") of Overland Express Funds, Inc. (the "Company") is being filed to add to the Company's Registration Statement the audited financial statements and certain related financial information for the fiscal year (or period, as applicable) ended December 31,1996 for the Company's California Tax-Free Bond, California Tax-Free Money Market, Index Allocation (formerly, Asset Allocation), Money Market, Municipal Income, National Tax-Free Institutional Money Market, Overland Sweep, Short-Term Government-Corporate Income, Short-Term Municipal Income, Small Cap Strategy, Strategic Growth, U.S. Government Income, U.S. Treasury Money Market and Variable Rate Government Funds.

                             Cross Reference Sheet
                         Overland Express Funds, Inc.

Form N-1A Item Number

Part A      Prospectus Captions

 1          Cover Page
 2          Prospectus Summary
            Summary of Expenses
 3          Financial Highlights
 4          Investment Objective(s) and Policies
            Investment Activities
 5          Management of the Fund(s)
 6          Organization and Capital Stock
 7          Determination of Net Asset Value
            Purchase of Shares
            Exchange Privileges
            Dividends and Distributions
            Taxes
 8          Redemption of Shares
 9          Not Applicable

Part B      Statement of Additional Information Captions

10          Cover Page
11          Table of Contents
12          Management
            Capital Stock
13          Investment Restrictions
            Additional Permitted Investment Activities
            Appendix
14          Management
15          Management
            Capital Stock
16          Management
            Distribution Plans
            Class A Administrative Servicing Plan
            Class D Servicing Plan;
            Fund Expenses
            Independent Auditors
17          Portfolio Transactions
18          Capital Stock; Other
19          Determination of Net Asset Value
            Additional Purchase and Redemption Information
20          Federal Income Taxes
21          Distribution Plans
22          Performance Calculations
23          Financial Information

Part C      Other Information

24-32 Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Document.

                                                 OVERLAND EXPRESS FUNDS

                                                 PROSPECTUS
                                                 MAY 1, 1997

                                                 SHORT-TERM MUNICIPAL INCOME
                                                 FUND


                                                 SHORT-TERM GOVERNMENT-CORPORATE

                                                 INCOME FUND

                                                 VARIABLE RATE GOVERNMENT FUND

                                        LOGO

Overland Express Logo

PROSPECTUS DATED MAY 1, 1997

Telephone: (800) 552-9612

Overland Express Funds, Inc. (the "Company") is an open-end, series investment company. This Prospectus contains information about three of the Company's funds -- the SHORT-TERM MUNICIPAL INCOME FUND, the SHORT-TERM GOVERNMENT-CORPORATE INCOME FUND and the VARIABLE RATE GOVERNMENT FUND (each a "Fund" and collectively, the "Funds"). This Prospectus describes Class A and Class D shares of the Variable Rate Government Fund, and a single class of shares (hereafter, also referred to as "Class A shares") of each of the Short-Term Funds.

The SHORT-TERM MUNICIPAL INCOME FUND seeks to provide investors with a high level of income exempt from federal income taxes, while managing principal volatility. The SHORT-TERM GOVERNMENT-CORPORATE INCOME FUND seeks to provide investors with current income, while managing principal volatility. The VARIABLE RATE GOVERNMENT FUND seeks to earn a high level of current income, while reducing principal volatility, by investing primarily in adjustable rate mortgage securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.


Investors should read this Prospectus carefully and retain it for future reference. It sets forth concisely the information a prospective investor should know before investing in the Funds. Statements of Additional Information ("SAIs") dated May 1, 1997, containing additional and more detailed information about the Funds, have been filed with the Securities and Exchange Commission (the "SEC") and are hereby incorporated by reference into this Prospectus. The SAIs are available without charge and can be obtained by writing the Company at P.O. Box 63084, San Francisco, CA 94163 or by calling (800) 552-9612.



The Short-Term Municipal Income Fund and the Short-Term Government-Corporate Income Fund (each, a "Short-Term Fund") each invests all of its assets in a separate portfolio (a "Master Portfolio") of Master Investment Trust (the "Trust"), an open-end, series investment company, rather than directly in a portfolio of securities. The Short-Term Municipal Income Fund seeks to achieve its investment objective by investing all of its assets in the Short-Term Municipal Income Master Portfolio. The Short-Term Government-Corporate Income Fund seeks to achieve its investment objective by investing all of its assets in the Short-Term Government-Corporate Income Master Portfolio. The performance of each Fund corresponds directly to the performance of its Master Portfolio. References to the investments, investment policies and risks of the Short-Term Funds, unless otherwise indicated, should be understood as references to the investments, investment policies and risks of the corresponding Master Portfolios.


--------------------------------------------------------------------------------

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, WELLS FARGO BANK, N.A. OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN A FUND INVOLVES CERTAIN INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

WELLS FARGO BANK IS THE INVESTMENT ADVISER AND ADMINISTRATOR AND PROVIDES CERTAIN OTHER SERVICES TO THE FUNDS AND MASTER PORTFOLIOS FOR WHICH IT IS COMPENSATED. STEPHENS INC. WHICH IS NOT AFFILIATED WITH WELLS FARGO BANK, IS THE SPONSOR, CO-ADMINISTRATOR AND DISTRIBUTOR FOR THE FUNDS.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THESE AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS



                                                     PAGE

PROSPECTUS SUMMARY.................................    1

SUMMARY OF EXPENSES................................    4

FINANCIAL HIGHLIGHTS...............................    7

INVESTMENT OBJECTIVES AND POLICIES.................   11

INVESTMENT ACTIVITIES..............................   13

MANAGEMENT OF THE FUNDS............................   17

DETERMINATION OF NET ASSET VALUE...................   20

PURCHASE OF SHARES.................................   21

EXCHANGE PRIVILEGES................................   24

REDEMPTION OF SHARES...............................   25

DIVIDENDS AND DISTRIBUTIONS........................   27

TAXES..............................................   27

ORGANIZATION AND CAPITAL STOCK.....................   28

OTHER..............................................   28


                                                                      PROSPECTUS
--------------------------------------------------------------------------------

PROSPECTUS SUMMARY

The Company, as an open-end management investment company, provides a convenient way for you to invest in portfolios of securities selected and supervised by professional management. The following provides information about the Funds.


Q. WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

A. The SHORT-TERM MUNICIPAL INCOME FUND seeks to provide investors with a high level of income exempt from federal income taxes, while managing principal volatility.

   The SHORT-TERM GOVERNMENT-CORPORATE INCOME FUND seeks to provide investors with current income, while managing principal volatility.


   The VARIABLE RATE GOVERNMENT FUND seeks to earn a high level of current income, while reducing principal volatility, by investing primarily in adjustable rate mortgage securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.


   See "Investment Objectives and Policies."


Q. WHAT ARE THE FUNDS' PRINCIPAL INVESTMENTS?

A. The SHORT-TERM MUNICIPAL INCOME FUND seeks to achieve its investment objective by investing primarily in investment-grade municipal securities. The Fund also may invest in certain U.S. Government obligations and money market instruments. The SHORT-TERM GOVERNMENT-CORPORATE INCOME FUND seeks to achieve its investment objective by investing primarily in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises) and in investment-grade corporate obligations. The securities that the Fund may purchase include U.S. Treasury bonds, notes and bills; obligations of the U.S. Government, its agencies or instrumentalities; investment-grade corporate bonds and notes, asset-backed securities and money market instruments.


   Each Short-Term Fund's investments include fixed, variable-and floating-rate instruments. Except during temporary defensive periods, the Short-Term Funds each seek to maintain a portfolio of securities with an average weighted maturity of 90 days to 2 years. Each Short-Term Fund seeks to manage principal volatility by diversifying its assets among permissible investments based, in part, on maturity, duration or other characteristics that affect such securities' sensitivity to changes in market interest rates.


   The VARIABLE RATE GOVERNMENT FUND invests primarily in adjustable rate mortgage securities ("ARMS") issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). The Fund also may invest in the adjustable rate portions of collateralized mortgage obligations ("CMOs") issued by government agencies or instrumentalities, including primarily FNMA and FHLMC, and collateralized by pools of mortgage loans.

   See "Investment Objectives and Policies" and "Investment Activities."

Q. WHAT ARE SOME OF THE POTENTIAL RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUNDS?
A. Investments in a Fund are not bank deposits or obligations of Wells Fargo Bank, are not insured by the Federal Deposit Insurance Corporation ("FDIC") and are not insured against loss of principal. When the value of the securities that a Fund owns declines, so does the value of your Fund shares. You should be prepared to accept some risk with the money you invest in a Fund.


   The market value of the Funds' investments in fixed-income securities changes in response to various factors, such as changes in market interest rates and the financial strength of each issuer. During periods of falling interest rates, the value of fixed-income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater price fluctuation than obligations with shorter maturities. Fluctuations in the market value of fixed income securities can be reduced, but not eliminated, by variable rate or floating rate features. In addition, some of the asset-backed securities in which the Funds invest are subject to extension risk. This is the risk that when interest rates rise, prepayments of the underlying obligations slow, thereby lengthening the duration and potentially reducing the value of these securities.



   The debt securities held by the Funds also may be subject to credit risk. Credit risk is the risk that the issuers of securities in which a Fund invests may default in the payment of principal and/or interest. Any such defaults or adverse changes in an issuer's financial condition or credit rating may adversely affect the value of the Funds' portfolio securities and, hence, the value of your investment in the Fund.



   Although some of the Funds' portfolio securities are guaranteed by the U.S. Government, its agencies or instrumentali-


                                                                      PROSPECTUS
--------------------------------------------------------------------------------
   ties, such securities are subject to interest rate risk and the market value of these securities, upon which the Funds' daily net asset value is based, will fluctuate. No assurance can be given that the U.S. Government would provide financial support to its agencies and instrumentalities where it is not obligated to do so. Government-sponsored enterprises such as FNMA and FHLMC in the event of a default in payment on the underlying mortgages which such entity is unable to satisfy.



   As with all mutual funds, there is no assurance that the Funds will achieve their investment objectives. See "Investment Objective and Policies -- Risk Factors."


Q. WHO MANAGES MY INVESTMENTS?
A. Wells Fargo Bank, as the investment adviser, manages the investments of the Variable Rate Government Fund and manages the investments of each Short-Term Fund in the corresponding Master Portfolio. The Company has not retained the services of a separate investment adviser for the Short-Term Funds because each such Fund invests all of its assets in the corresponding Master Portfolio. Wells Fargo Bank also provides the Funds with administrative, transfer agency, dividend disbursing agency and custodial services. Stephens is the sponsor, co-administrator and distributor for the Funds. See "Management of the Funds."

Q. HOW MAY I PURCHASE SHARES?
A. Shares of each Fund may be purchased on any day the Fund is open. There is a maximum sales load of 3.00% (3.09% of the net amount invested) for purchasing shares of the Short-Term Funds and Class A shares of the Variable Rate Government Fund. Class D shares of the Variable Rate Government Fund are subject to a maximum contingent deferred sales charge of 1.00% of the lesser of net asset value at purchase or net asset value at redemption. In most cases, the minimum initial purchase amount is $1,000. The minimum purchase amount is $100 for shares purchased through the Systematic Purchase Plan and $250 for shares purchased through qualified retirement plans. The minimum subsequent purchase amount is $100. You may purchase Fund shares through Stephens, Wells Fargo Bank, as transfer agent (the "Transfer Agent"), or any authorized broker/dealer or financial institution. Purchases of Fund shares may be made by wire directly to the Transfer Agent. See "Purchase of Shares."

Q. HOW WILL I RECEIVE DIVIDENDS?
A. Dividends on Fund shares are declared daily and paid monthly. Any capital gains are distributed annually. Each Fund's dividends and capital gain distributions are automatically reinvested in additional shares of the same class of the Fund, unless you elect to receive dividends by check or to have them deposited in an approved bank account. All reinvestments of dividends and/or capital gain distributions in Fund shares are effected at the then current net asset value free of any sales load. In addition to the above options for receiving dividends and capital gain distributions, you may elect to reinvest Fund dividends and/or capital gain distributions in shares of the same class of another of the Company's funds with which you have an established account that has met the applicable minimum initial investment requirement. See "Dividends and Distributions."

Q. HOW MAY I REDEEM SHARES?
A. Shares of each Fund may be redeemed on any day the Fund is open upon request to Stephens or the Transfer Agent directly or through any authorized broker/dealer or financial institution. Shares may be redeemed by a request in good form in writing or by telephone direction. Proceeds are payable by check or, for shareholders who make prior arrangements, by wire. Accounts maintaining less than the applicable minimum initial purchase amount may be redeemed at the option of the Company. Except for any contingent deferred sales charge which may be applicable upon redemption of Class D shares, the Company does not charge for redeeming its shares. However, the Company reserves the right to impose charges for wiring your redemption proceeds. See "Redemption of Shares."

Q. WHAT ARE DERIVATIVES AND DO THE FUNDS USE THEM?

A. Derivatives are financial instruments whose value is derived, at least in part, from the price of another security or a specified asset, index or rate. Some of the permissible investments described in this Prospectus, such as variable-rate instruments and ARMS which have an interest rate that is reset periodically based on an index, can be considered derivatives. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield, duration or value due to their structure or contract terms.


PROSPECTUS
--------------------------------------------------------------------------------

Q. WHAT STEPS DO THE FUNDS TAKE TO CONTROL DERIVATIVES-RELATED RISKS?
A. Wells Fargo Bank, as investment adviser, uses a variety of internal risk management procedures to ensure that derivatives use is consistent with each Fund's investment objective, does not expose the Funds to undue risks and is closely monitored. These procedures include providing periodic reports to the Board of Directors concerning the use of derivatives. Derivatives use by each Fund also is subject to broadly applicable investment policies. For example, the Funds may not invest more than a specified percentage of their assets in "illiquid securities," including those derivatives that do not have active secondary markets. Nor may a Fund use certain derivatives without establishing adequate "cover" in compliance with SEC rules limiting the use of leverage.

                                                                      PROSPECTUS
--------------------------------------------------------------------------------

SUMMARY OF EXPENSES

SHAREHOLDER TRANSACTION EXPENSES

                                                              SHORT-TERM                    VARIABLE RATE
                                                              GOVERNMENT-    SHORT-TERM      GOVERNMENT
                                                               CORPORATE      MUNICIPAL         FUND
                                                              INCOME FUND    INCOME FUND       CLASS A
Maximum Sales Load on Purchases (as a percentage of offering
 price).....................................................    3.00%          3.00%           3.00%
Maximum Sales Load on Reinvested Dividends..................     None           None            None
Maximum Sales Load on Redemptions
 During Year 1..............................................     None           None            None
 After Year 1...............................................     None           None            None
Exchange Fees...............................................     None           None            None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

                                                                SHORT-TERM                        VARIABLE RATE
                                                               GOVERNMENT-        SHORT-TERM       GOVERNMENT
                                                                CORPORATE         MUNICIPAL           FUND
                                                              INCOME FUND(1)    INCOME FUND(1)       CLASS A
Management Fees (after waivers or reimbursements)(2)........      0.00%             0.00%             0.40%
Rule 12b-1 Fees(3)..........................................      0.25%             0.25%             0.25%
Other Expenses (after waivers or reimbursements)(4).........      0.11%             0.15%             0.13%
                                                                  -----             -----             -----
TOTAL FUND OPERATING EXPENSES (after waivers or
 reimbursements)(5).........................................      0.36%             0.40%             0.78%
                                                                  =====             =====             =====

---------------

(1) Summarizes expenses charged to the Fund and the Master Portfolio.

(2) Management Fees (before waivers or reimbursements) for the Short-Term Municipal Income Fund would be 0.50% and for the other Funds would be 0.50%.

(3) Class A shares of the Variable Rate Government Fund and shares of the Short-Term Funds are subject to either a 0.25% 12b-1 Fee or a 0.25% Administrative Servicing Fee. In no case will shareholders be assessed both 12b-1 and Administrative Servicing Fees and Total Fund Operating Expenses will not be greater than the amount shown above because of the combination of such fees. See "Distribution Plans" and "Administrative Servicing Plan".

(4) Other Expenses (before waivers or reimbursements) for the Short-Term Government-Corporate Income, Short- Term Municipal Income and Variable Rate Government Funds would be 1.10%, 0.68% and 0.23%, respectively.


(5) Total Fund Operating Expenses (before waivers or reimbursements) for the Short-Term Government-Corporate Income, Short-Term Municipal Income and Variable Rate Government Funds would be 1.85%, 1.43% and 0.98%, respectively.


PROSPECTUS
--------------------------------------------------------------------------------

SUMMARY OF EXPENSES

SHAREHOLDER TRANSACTION EXPENSES

                                                              VARIABLE RATE
                                                               GOVERNMENT
                                                              FUND CLASS D
Maximum Sales Load on Purchases (as a percentage of offering
 price).....................................................       None
Maximum Sales Load on Reinvested Dividends..................       None
Maximum Sales Load on Redemptions
 During Year 1..............................................      1.00%
 After Year 1...............................................       None
Exchange Fees...............................................       None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)


                                                              VARIABLE RATE
                                                               GOVERNMENT
                                                              FUND CLASS D
Management Fees (after waivers or reimbursements)(1)........      0.40%
Rule 12b-1 Fees.............................................      0.50%
Servicing Fee...............................................      0.25%
Other Expenses (after waivers or reimbursements)(2).........      0.13%
                                                                  -----
TOTAL FUND OPERATING EXPENSES (after waivers or
 reimbursements)(3).........................................      1.28%
                                                                  =====


---------------

(1) Management Fees (before waivers or reimbursements) would be 0.50%.

(2) Other Expenses (before waivers or reimbursements) would be 0.42%.

(3) Total Fund Operating Expenses (before waivers or reimbursements) would be 1.67%.

EXAMPLE OF EXPENSES

                                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
You would pay the following expenses on a $1,000 investment
in a Fund's Class A shares, assuming (1) a 5% annual return
and (2) redemption at the end of each time period indicated:
 Short-Term Municipal Income Fund...........................   $34        $41        $50         $74
 Short-Term Government-Corporate Income Fund................   $34        $42        $52         $79
 Variable Rate Government Fund..............................   $38        $54        $72        $124


                                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
You would pay the following expenses on a $1,000 investment
in Class D shares of the Variable Rate Government Fund,
assuming (1) a 5% annual return and (2) redemption at the
end of each time period indicated:
 Variable Rate Government Fund..............................   $23        $41        $70        $155



                                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
You would pay the following expenses on the same investment
in Class D shares of the Variable Rate Government Fund,
assuming no redemption:
 Variable Rate Government Fund..............................   $13        $41        $70        $155


                                                                      PROSPECTUS
--------------------------------------------------------------------------------

The purpose of the foregoing tables is to assist you in understanding the various costs and expenses that investors in the Funds will pay directly or indirectly. There are no other sales loads, redemption fees or exchange fees charged by the Funds. The Company reserves the right to impose a charge for wiring redemption proceeds.

SHAREHOLDER TRANSACTION EXPENSES are charges you pay when you buy or sell Fund shares. You are subject to a front-end sales charge on purchases of the Short-Term Funds and on Class A shares of the Variable Rate Government Fund and may be subject to a contingent deferred sales charge on the Variable Rate Government Fund's Class D shares if you redeem such shares within a specified period. In certain instances you may qualify for a reduction or waiver of the front-end sales charge. See "Purchase of Shares."


ANNUAL FUND OPERATING EXPENSES for each Fund are based on amounts incurred during the most recent fiscal year, adjusted to reflect fee waivers and expense reimbursements expected to continue during the current fiscal year. Wells Fargo Bank and Stephens each have agreed to waive or reimburse all or a portion of their respective fees charged to, or expenses paid by, each Short-Term Fund and corresponding Master Portfolio through at least the current fiscal year so that such fees do not exceed on an annual basis 0.50% of each such Fund's average daily net assets. There is no assurance that voluntary waivers and reimbursements will continue. Long-term shareholders of a Fund could pay more in distribution-related charges than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD").



EXAMPLE OF EXPENSES is a hypothetical illustration of the expenses associated with a $1,000 investment over the periods shown, based on the expenses in the above tables and an assumed annual rate of return of 5%. This annual rate of return should not be considered an indication of the actual or expected performance of a Fund. In addition, the Example should not be considered a representation of past or future expenses; actual expenses and returns may be greater or less than those shown. See "Management of the Funds" for more complete descriptions of the various costs and expenses applicable to the Funds.



With regard to the combined fees and expenses of the Short-Term Funds and the corresponding Master Portfolios, the Company's Board of Directors has considered whether various costs and benefits of investing all of a Fund's assets in a corresponding Master Portfolio rather than directly in a portfolio of securities would be more or less than if the Fund invested in portfolio securities directly. The Company's Board believes that the aggregate per share expenses of a Fund will not be more than the expenses incurred by such Fund if the Fund invested directly in the securities held by the Master Portfolio. The Board believes that if other investors invest their assets in the Master Portfolio, certain economic efficiencies may be realized with respect to the Master Portfolio. For example, fixed expenses that otherwise would have been borne solely by a Fund would be spread across a larger asset base provided by more than one fund investing in a Master Portfolio. In addition to selling its interests to the Short-Term Funds, each Master Portfolio may sell its interest to other mutual funds or accredited investors. The expenses and corresponding return of these other funds may differ from the expenses and corresponding returns of the Short-Term Funds. Information regarding any other investment options in the Funds or the Master Portfolios may be obtained by calling Stephens at (800) 643-9691.


PROSPECTUS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


The following information has been derived from the Financial Highlights included in the Funds' 1996 annual financial statements. The financial statements are incorporated by reference into the SAI for each Fund and have been audited by KPMG Peat Marwick LLP, independent auditors, whose report dated February 14, 1997 also is incorporated by reference into the SAIs. This information should be read in conjunction with the Funds' 1996 annual financial statements and notes thereto. The SAI for each Fund has been incorporated by reference into this Prospectus.


SHORT-TERM MUNICIPAL INCOME FUND
For a Share Outstanding

                                                                YEAR        YEAR       PERIOD
                                                               ENDED       ENDED       ENDED
                                                              DEC. 31,    DEC. 31,    DEC. 31,
                                                                1996        1995      1994(1)
                                                              --------    --------    --------
Net asset value, beginning of period........................  $  4.99     $  4.92     $  5.00
Income from investment operations:
Net investment income (loss)................................     0.20        0.22        0.09
Net realized and unrealized gain (loss) on investments......    (0.02)       0.07       (0.08)
Total from investment operations............................     0.18        0.29        0.01
Less distributions:
Dividends from net investment income........................    (0.20)      (0.22)      (0.09)
Distributions from net realized gain........................     0.00        0.00        0.00
                                                              -------     -------     -------
Total from distributions....................................    (0.20)      (0.22)      (0.09)
                                                              -------     -------     -------
Net asset value, end of period..............................  $  4.97     $  4.99     $  4.92
                                                              =======     =======     =======
Total return (not annualized)*..............................     3.62%       6.10%       0.13%
Ratios/supplemental data:
Net assets, end of period (000).............................  $26,714     $16,486     $11,778
Number of shares outstanding (000)..........................    5,373       3,302       2,392
Ratios to average net assets (annualized):
Ratio of expenses to average net assets(2)..................     0.40%       0.38%       0.27%
Ratio of net investment income (loss) to average net
 assets(2)..................................................     3.95%       4.39%       3.67%
Portfolio turnover(3).......................................       47%         46%          8%
Ratio of expenses to average net assets prior to waived fees
 and reimbursed expenses(2).................................     1.43%       1.97%       1.98%
Ratio of net investment income to average net assets prior
 to waived fees and reimbursed expenses(2)..................     2.92%       2.80%       1.96%

---------------


(1) The Short-Term Municipal Income Fund and the corresponding Master Portfolio commenced operations on June 3, 1994.

(2) This ratio includes income and expenses charged to the Short-Term Municipal Income Master Portfolio.
(3) The portfolio turnover shown in the table is for the Short-Term Municipal Income Master Portfolio.
 *  Total returns do not include any sales charges.

                                                                      PROSPECTUS
--------------------------------------------------------------------------------

SHORT-TERM GOVERNMENT-CORPORATE INCOME FUND
For a Share Outstanding

                                                                YEAR        YEAR       PERIOD
                                                               ENDED       ENDED       ENDED
                                                              DEC. 31,    DEC. 31,    DEC. 31,
                                                                1996        1995      1994(1)
                                                              --------    --------    --------
Net asset value, beginning of period........................  $  5.02      $ 4.93     $  5.00
Income from investment operations:
Net investment income (loss)................................     0.28        0.30        0.08
Net realized and unrealized gain (loss) on investments......    (0.04)       0.09       (0.07)
                                                              -------      ------     -------
Total from investment operations............................     0.24        0.39        0.01
Less distributions:
Dividends from net investment income........................    (0.28)      (0.30)      (0.08)
                                                              -------      ------     -------
Distributions from net realized gain........................     0.00        0.00        0.00
                                                              -------      ------     -------
Total from distributions....................................    (0.28)      (0.30)      (0.08)
                                                              -------      ------     -------
Net asset value, end of period..............................  $  4.98      $ 5.02     $  4.93
                                                              =======      ======     =======
Total return (not annualized)*..............................     4.83%       8.05%       0.28%
Ratios/supplemental data:
Net assets, end of period (000).............................  $14,023      $5,954     $    96
Number of shares outstanding (000)..........................    2,815       1,185          20
Ratios to average net assets (annualized):
Ratio of expenses to average net assets(2)..................     0.36%       0.30%       0.30%
Ratio of net investment income (loss) to average net
 assets(2)..................................................     5.47%       6.01%       5.77%
Portfolio turnover(3).......................................      247%        227%          0%
Ratio of expenses to average net assets prior to waived fees
 and reimbursed expenses(2).................................     1.85%       6.79%      67.89%
Ratio of net investment income (loss) to average net assets
 prior to waived fees and reimbursed expenses(2)............     3.98%      (0.48)%    (61.82)%

---------------


(1) The Short-Term Government-Corporate Income Fund and the corresponding Master Portfolio commenced operations on September 19, 1994.

(2) This ratio includes income and expenses charged to the Short-Term Government-Corporate Income Master Portfolio.
(3) The portfolio turnover shown in the table is for the Short-Term Government-Corporate Income Master Portfolio.
 *  Total returns do not include any sales charges.

PROSPECTUS
--------------------------------------------------------------------------------

VARIABLE RATE GOVERNMENT FUND
For a Class A Share Outstanding

                                                   YEAR       YEAR        YEAR         YEAR         YEAR        YEAR      PERIOD
                                                  ENDED      ENDED       ENDED        ENDED        ENDED       ENDED      ENDED
                                                 DEC. 31,   DEC. 31,    DEC. 31,     DEC. 31,     DEC. 31,    DEC. 31,   DEC. 31,
                                                   1996       1995        1994         1993         1992        1991     1990(1)
                                                 --------   --------   ----------   ----------   ----------   --------   --------
Net asset value, beginning of period...........  $   9.35   $   9.19   $     9.99   $     9.95   $    10.13   $  10.12    $10.00
Income from investment operations:
Net investment income..........................      0.50       0.53         0.43         0.44         0.59       0.78      0.08
Net realized and unrealized gain (loss) on
 investments...................................     (0.10)      0.16        (0.80)        0.04        (0.18)      0.01      0.12
                                                 --------   --------   ----------   ----------   ----------   --------    ------
Total from investment operations...............      0.40       0.69        (0.37)        0.48         0.41       0.79      0.20
Less distributions:
Dividends from net investment income...........     (0.46)     (0.53)       (0.43)       (0.44)       (0.59)     (0.78)    (0.08)
Distributions from net realized gain...........      0.00       0.00         0.00         0.00         0.00       0.00      0.00
Tax return of capital..........................     (0.04)      0.00         0.00         0.00         0.00       0.00      0.00
                                                 --------   --------   ----------   ----------   ----------   --------    ------
Total from distributions.......................     (0.50)     (0.53)       (0.43)       (0.44)       (0.59)     (0.78)    (0.08)
                                                 --------   --------   ----------   ----------   ----------   --------    ------
Net asset value, end of period.................  $   9.25   $   9.35   $     9.19   $     9.99   $     9.95   $  10.13    $10.12
                                                 ========   ========   ==========   ==========   ==========   ========    ======
Total return (not annualized)(2)...............      4.41%      7.69%       (3.81)%       4.87%        4.23%      8.60%     2.75%
Ratios/supplemental data:
Net assets, end of period (000)................  $393,948   $653,897   $1,215,546   $1,949,013   $2,559,363   $566,840    $6,858
Number of shares outstanding (000).............    42,589     69,952      132,256      195,132      257,238     55,933       678
Ratios to average net assets (annualized):
Ratio of expenses to average net assets........      0.88%      0.84%        0.79%        0.76%        0.75%      0.50%     0.00%
Ratio of net investment income to average net
 assets........................................      5.36%      5.71%        4.40%        4.37%        5.62%      7.36%     4.93%
Portfolio turnover.............................       277%       317%         164%         201%         197%       250%      N/A*
Ratio of expenses to average net assets prior
 to waived fees and reimbursed expenses........      0.98%      0.96%        0.94%        0.95%        0.94%      1.08%     5.48%
Ratio of net investment income (loss) to
 average net assets prior to waived fees and
 reimbursed expenses...........................      5.26%      5.59%        4.25%        4.18%        5.43%      6.78%    (0.55)%

---------------

(1) The Class A shares of the Variable Rate Government Fund commenced operations on November 1, 1990.
(2) Total returns do not include any sales charges.
 *  The Variable Rate Government Fund sold no securities during this period.

                                                                      PROSPECTUS
--------------------------------------------------------------------------------

VARIABLE RATE GOVERNMENT FUND
For a Class D Share Outstanding

                                                                YEAR        YEAR        YEAR       PERIOD
                                                               ENDED       ENDED       ENDED       ENDED
                                                              DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,
                                                                1996        1995        1994      1993(1)
                                                              --------    --------    --------    --------
Net asset value, beginning of period........................   $13.97      $13.74     $ 14.93     $ 15.00
Income from investment operations:
Net investment income.......................................     0.68        0.73        0.57        0.27
Net realized and unrealized gain (loss) on investments......    (0.14)       0.23       (1.19)      (0.07)
                                                               ------      ------     -------     -------
Total from investment operations............................     0.54        0.96       (0.62)       0.20
Less distributions:
Dividends from net investment income........................    (0.63)      (0.73)      (0.57)      (0.27)
Distributions from net realized gain........................     0.00        0.00        0.00        0.00
Tax return of capital.......................................    (0.05)       0.00        0.00        0.00
                                                               ------      ------     -------     -------
Total from distributions....................................    (0.68)      (0.73)      (0.57)      (0.27)
                                                               ------      ------     -------     -------
Net asset value, end of period..............................   $13.83      $13.97     $ 13.74     $ 14.93
                                                               ======      ======     =======     =======
Total return (not annualized)(2)............................     3.95%       7.08%      (4.25%)      1.32%
Ratios/supplemental data:
Net assets, end of period (000).............................   $5,516      $7,730     $12,220     $11,319
Number of shares outstanding (000)..........................      399         553         889         758
Ratios to average net assets (annualized):
Ratio of expenses to average net assets.....................     1.38%       1.35%       1.29%       1.26%
Ratio of net investment income to average net assets........     4.85%       5.23%       3.94%       3.41%
Portfolio turnover..........................................      277%        317%        164%        201%
Ratio of expenses to average net assets prior to waived fees
 and reimbursed expenses....................................     1.67%       1.64%       1.55%       1.75%
Ratio of net investment income to average net assets prior
 to waived fees and reimbursed expenses.....................     4.56%       4.95%       3.68%       2.92%

---------------

(1) The Class D shares of the Variable Rate Government Fund commenced operations on July 1, 1993.
(2) Total returns do not include any sales charges.

PROSPECTUS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES AND POLICIES


Set forth below is a description of the investment objectives and related policies of the Funds. As with all mutual funds, there is no assurance that a Fund will achieve its investment objective.



The SHORT-TERM MUNICIPAL INCOME FUND seeks to provide investors with a high level of income exempt from federal income taxes, while managing principal volatility. The Fund seeks to achieve its investment objective by investing all of its assets in the Short-Term Municipal Income Master Portfolio, which has the same investment objective as the Fund.



The Master Portfolio invests (under normal market conditions) substantially all of its assets in the following types of municipal obligations that pay interest which is exempt from federal income tax: bonds, notes and commercial paper issued by or on behalf of states, territories, and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies, instrumentalities (including government-sponsored enterprises) and authorities, the interest on which, in the opinion of counsel to the issuer or bond counsel, is exempt from federal income tax. These municipal obligations and the taxable investments described below may bear interest at rates that are not fixed ("floating- and variable-rate instruments"). The Master Portfolio seeks to manage principal volatility by diversifying its assets among permissible investments based, in part, on their duration, maturity or other characteristics that affect their sensitivity to changes in market interest rates.



As a fundamental policy, at least 80% of the net assets of the Short-Term Municipal Income Master Portfolio are invested (under normal market conditions) in municipal obligations that pay interest that is exempt from federal income taxes. However, as a matter of general operating policy, the Fund seeks to have substantially all of its assets invested in such municipal obligations. The investment adviser may rely either on an opinion of counsel to the issuer of the municipal obligations or bond counsel regarding the tax treatment of these obligations. In addition, the Master Portfolio may invest 25% or more of its assets in municipal obligations that are related in such a way that an economic, business or political development or change affecting one such obligation could also affect the other obligations. For example, the Master Portfolio may own different municipal obligations which pay interest based on the revenues of similar types of projects. The Master Portfolio may also invest in U.S. Government obligations and money market instruments.



The SHORT-TERM GOVERNMENT-CORPORATE INCOME FUND seeks to provide investors with current income, while managing principal volatility. The Fund seeks to achieve its investment objective by investing all of its assets in the Short-Term Government-Corporate Income Master Portfolio, which has the same investment objective as the Fund.



The Master Portfolio seeks to achieve its objective by investing primarily in obligations issued by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises) and investment-grade corporate obligations. The securities that the Master Portfolio may purchase include U.S. Treasury bonds, notes and bills; obligations of the U.S. Government, its agencies or instrumentalities; investment-grade corporate bonds and notes, asset-backed securities and money market instruments. The Master Portfolio seeks to manage principal volatility by diversifying assets among permissible investments based, in part, on their maturity, duration or other characteristics that affect the sensitivity of such investments to changes in market interest rates.



Under normal market conditions, the Short-Term Government-Corporate Income Master Portfolio invests substantially all of its assets in U.S. Government obligations and corporate securities, and at least 65% of its assets in income-producing securities. The Master Portfolio is a flexible portfolio, in that there is no minimum level of assets that will be invested in either category of investments. The investment adviser intends, as a general matter, to keep at least 20% of the Master Portfolio's assets invested in U.S. Government obligations and at least 20% of its assets invested in corporate securities. The allocation of assets between these investment categories will vary, depending primarily on their relative yields.


The VARIABLE RATE GOVERNMENT FUND seeks to earn a high level of current income, while reducing principal volatility, by investing primarily in adjustable rate mortgage securities ("ARMS") issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

The Variable Rate Government Fund may invest in obligations of any maturity. Under ordinary circumstances, the dollar-weighted average maturity of the Fund's portfolio is expected to be between 10 and 30 years. However, under unusual circumstances, the dollar-weighted average maturity of the portfolio may be shorter than 10 years. At least 65% of the value of the total assets of the Fund will, under normal circumstances, be invested in ARMS issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises). ARMS are pass-through certificates representing ownership interests in a pool of adjustable rate mortgages and the resulting cash flow from those mortgages. The ARMS in which the Variable Rate Government Fund may invest are issued and guaranteed by GNMA, FNMA or FHLMC. Unlike conventional debt securities, which provide for periodic (usually semi-annual) payments of interest and payments of principal at maturity or on specified call dates, ARMS provide for monthly payments based on a pro-rata share of both periodic interest and principal payments and pre-

                                                                      PROSPECTUS
--------------------------------------------------------------------------------
payments of principal on the underlying mortgage pool (less GNMA's, FNMA's or FHLMC's fees and applicable loan servicing fees).

The Variable Rate Government Fund also may invest in the adjustable rate portions of CMOs issued by government agencies, instrumentalities or government-sponsored enterprises including, primarily, FNMA and FHLMC, and collateralized by pools of mortgage loans. Payments of principal and interest on the collateral mortgages are used to pay debt service on the CMO. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specified coupon rate and has a stated maturity or final distribution date. The principal and interest payment on the underlying mortgages may be allocated among the classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages would be applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full. One or more classes of CMOs may have coupon rates that reset periodically based on an index, such as the London Interbank Offered Rate ("LIBOR"). All CMOs purchased by the Fund will be rated, at the time of purchase, AAA by Standard & Poor's Ratings Group ("S&P") or Aaa by Moody's Investors Service, Inc. ("Moody's"). The Fund will not invest in CMOs that, at the time of purchase, are "high-risk mortgage securities" as defined in the then current Federal Financial Institutions Examination Council ("FFIEC") Supervisory Policy Statement on Securities Activities.


The Variable Rate Government Fund also may invest cash balances in U.S. Treasury securities with remaining maturities of two years or less. As described further in the SAI, certain securities in which the Fund may otherwise invest may be purchased on a when-issued basis, but the Fund does not presently intend to invest more than 5% of its net assets in when-issued securities during the coming year.


INVESTMENT POLICIES

Each Fund's investment objective, as set forth above, is fundamental; that is, the investment objective may not be changed without approval by the vote of the holders of a majority of a Fund's outstanding voting securities, as described under "Capital Stock" in the SAI. If the Board of Directors determines, however, that a Fund's investment objective can best be achieved by a substantive change in a non-fundamental investment policy or strategy, the Company may make such change without shareholder approval and will disclose any such material changes in the then current prospectus.



Each Short-Term Fund's investment policy of investing all of its assets in the corresponding Master Portfolio, as set forth above, is fundamental. The investment objective of a Master Portfolio may not be changed without approval of the investors in the Master Portfolio. The classification of each Short-Term Fund and Master Portfolio as "diversified" may not be changed, in the case of a Fund, without the approval of the Fund's shareholders, or, in the case of a Master Portfolio, without the approval of the corresponding Short-Term Fund and any other investors in such Master Portfolio.



In addition, as a matter of fundamental policy, each Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes in order to meet redemptions. These borrowings may be secured by the pledge of up to 10% of the current value of such Fund's net assets (but investments may not be purchased by the Variable Rate Government Fund while any such outstanding borrowing exists and may not be purchased by a Short-Term Fund while any such outstanding borrowing exceeds 5% of the Fund's net assets). As a matter of fundamental policy, each Short-Term Fund may not invest more than 25% of its assets (i.e., concentrate) in any particular industry, excluding U.S. Government obligations. As a matter of non-fundamental policy, each Short-Term Fund may invest up to 15% of the current value of its net assets in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale and fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, provided that this restriction does not affect a Fund's ability to invest a portion or all of its assets in its corresponding Master Portfolio. As a matter of fundamental policy, the Variable Rate Government Fund may invest up to 10% of the current value of its net assets in repurchase agreements having maturities of more than seven days, restricted securities and illiquid securities. Disposing of illiquid or restricted securities may involve additional costs and require additional time.



Except during temporary defensive periods, each Short-Term Fund seeks to maintain a portfolio of securities with an average weighted maturity of between 90 days and 2 years. The maximum final maturity of the Short-Term Municipal Income Fund's investments will not exceed 5 years, excluding certain variable rate instruments described above. The Short-Term Government-Corporate Income Fund may invest in obligations of any maturity.



The Short-Term Government-Corporate Income and Variable Rate Government Funds may experience high portfolio turnover rates, which results in relatively higher portfolio transaction costs, such as brokerage commissions or dealer mark-ups. Portfolio turnover also can generate relatively higher capital gains tax exposure.


PROSPECTUS
--------------------------------------------------------------------------------

RISK FACTORS
Investments in a Fund are not bank deposits or obligations of Wells Fargo Bank, are not insured by the FDIC and are not insured against loss of principal. When the value of the securities that a Fund owns declines, so does the value of your Fund shares. You should be prepared to accept some risk with the money you invest in a Fund.


The market value of investments in fixed-income securities changes in response to various factors, such as changes in market interest rates and the financial strength of each issuer. During periods of falling interest rates, the value of fixed-income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater price fluctuation than obligations with shorter maturities. Fluctuations in the market value of fixed-income securities can be reduced, but not eliminated, by variable rate or floating rate features. In addition, some of the asset-backed securities in which the Funds invest are subject to extension risk. This is the risk that when interest rates rise, prepayments of the underlying obligations slow, thereby lengthening the duration and potentially reducing the value of these securities.



The debt securities held by the Funds also may be subject to credit risk. Credit risk is the risk that the issuers of securities in which a Fund invests may default in the payment of principal and/or interest. Any such defaults or adverse changes in an issuer's financial condition or credit rating may adversely affect the value of the Fund's portfolio securities and, hence, the value of your investment in the Fund.



Although some of the Funds' portfolio securities are guaranteed by the U.S. Government, its agencies or instrumentalities, such securities are subject to interest rate risk and the market value of these securities, upon which the Funds' daily net asset value is based, will fluctuate. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.



As with all mutual funds, there is no assurance that the Funds will achieve their investment objectives. See each Fund's SAI for additional information.


INVESTMENT ACTIVITIES


Set forth below is a more detailed description of the Funds' permissible investments. References to the investments, investment policies and risks of the Short-Term Funds, unless otherwise indicated, should be understood as references to the investments, investment policies and risks of the corresponding Master Portfolio. For additional information, see "Additional Permitted Investment Activities" in each Fund's SAI.


U.S. GOVERNMENT OBLIGATIONS

The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government obligations"). Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligation, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield, duration or value due to their structure or contract terms.


BONDS
Certain of the debt instruments purchased by the Short-Term Funds may be bonds. A bond is an interest-bearing security issued by a company or governmental unit. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a "coupon" rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls.


Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of "floating-rate" or "variable-rate" bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. Also, the Funds may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of their investment portfolios. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated debt. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).


                                                                      PROSPECTUS
--------------------------------------------------------------------------------

The Short-Term Municipal Income Fund may invest in variable-rate instruments with a maximum final maturity of up to 30 years, provided the period remaining until the next readjustment of the instrument's interest rate, or the period remaining until the principal amount can be recovered through demand, is less than 5 years.


ASSET-BACKED SECURITIES

The Short-Term Government-Corporate Income Fund may invest in various types of asset-backed securities. Asset-backed securities are typically backed by an underlying pool of assets (such as credit card or automobile trade receivables or corporate loans or bonds) which provides the interest and principal payments to investors. Credit quality depends primarily on the quality of the underlying assets and the level of credit support, if any, provided by the issuer. The underlying assets may be subject to prepayment, which can shorten the life of asset-backed securities and may lower their return. Asset-backed securities are subject to interest rate risk and their value may also change because of actual or perceived changes in the creditworthiness of the originator, servicing agent or of the financial institution providing any credit support.


REPURCHASE AGREEMENTS
Each of the Funds may enter into repurchase transactions in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. A Fund may enter into repurchase agreements only with respect to securities which could otherwise be purchased for the Fund. All repurchase agreements must be fully collateralized. A Fund may incur a loss on a repurchase transaction if the seller defaults and the value of the underlying collateral declines or is otherwise limited or if receipt of the security or collateral is delayed. The Funds may enter into pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.

MUNICIPAL SECURITIES

The Short-Term Municipal Income Fund may invest in municipal securities that are issued by states and municipalities to raise money for various public purposes, including general purpose financing for state and local governments as well as financing for specific projects or public facilities. Municipal securities may be backed by the full taxing power of a state or municipality, by the revenues from a specific project or the credit of a private organization. In addition, certain municipal securities may be supported by letters of credit furnished by domestic or foreign banks. Yields on municipal securities generally depend on a variety of factors, including: the general conditions of the municipal note and municipal bond markets; the size and maturity of the particular offering; the maturity of the obligations; and the rating of the issue or issuer. Furthermore, any adverse economic conditions or developments affecting a particular state or municipality could impact the municipal securities issued by such entities. The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. "Private activity bonds," the interest on which is generally includable for federal alternative minimum tax purposes, held by the Short-Term Municipal Income Fund are, in most cases, revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.


The highest rating assigned by S&P is "AAA" for state and municipal bonds, "SP-1" for state and municipal notes, and "A-1" for state and municipal paper. The highest rating assigned by Moody's is "Aaa," "MIG 1," and "Prime-1" for state and municipal bonds, notes and commercial paper, respectively. These instruments are judged to be the best quality and present minimal risks and a strong capacity for repayment of principal and interest. If a municipal security ceases to be rated or is downgraded below an investment grade rating after purchase by the Fund, it may retain or dispose of such security. In any event, the Short-Term Municipal Income Master Portfolio does not intend to purchase or retain any municipal security that is rated below the top four rating categories by a nationally recognized statistical rating organization ("NRSRO"), or, if unrated, is considered by the investment adviser to be of comparable quality. Securities rated in the fourth highest category are considered to have speculative characteristics. A description of ratings is contained in the Appendix to the SAI.

Municipal securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. An issuer's obligation to pay principal or interest on an instrument may be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

PROSPECTUS
--------------------------------------------------------------------------------

Municipal securities may include variable- or floating-rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by the Short-Term Municipal Income Fund, it may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.

Municipal participation interests, which give the purchaser an undivided interest in one or more underlying municipal securities, may be purchased from financial institutions. To the extent that municipal participation interests are considered to be "illiquid securities" such instruments are subject to the Short-Term Municipal Income Fund's limitation on the purchase of illiquid securities.

In addition, the Short-Term Municipal Income Fund may acquire "stand-by commitments" from banks or broker/dealers with respect to municipal securities held in its portfolios. Under a stand-by commitment, a dealer agrees to purchase at the Fund's option specified municipal securities at a specified price. The Fund acquires stand-by commitments solely to facilitate portfolio liquidity and without intending to exercise its rights thereunder for trading purposes.

The Short-Term Municipal Income Fund may purchase municipal obligations known as "certificates of participation" which represent undivided proportional interests in lease payments by a governmental or nonprofit entity. The lease payments and other rights under the lease provide for and secure the payments on the certificates. Lease obligations may be limited by applicable municipal charter provisions or the nature of the appropriation for the lease. In particular, lease obligations may be subject to periodic appropriation. Lease obligations also may be abated if the leased property is damaged or becomes unsuitable for the lessee's purpose. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may or may not provide that the certificate trustee can accelerate lease obligations upon default. If the trustee could not accelerate lease obligations upon default, the trustee would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable substitute source of payment. Certificates of participation are generally subject to redemption by the issuing municipal entity under specified circumstances. If a specified event occurs, a certificate is callable at par either at any interest payment date or, in some cases, at any time. As a result, certificates of participation are not as liquid or marketable as other types of municipal obligations and are generally valued at par or less than par in the open market.

ADJUSTABLE RATE MORTGAGES AND COLLATERALLIZED MORTGAGE OBLIGATIONS
The Variable Rate Government Fund may invest in ARMS issued or guaranteed by GNMA, FNMA or FHLMC. The full and timely payment of principal and interest on GNMA ARMS is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. FNMA also guarantees full and timely payment of both interest and principal, while FHLMC guarantees full and timely payment of interest and ultimate payment of principal. FNMA and FHLMC ARMS are not backed by the full faith and credit of the United States. However, because FNMA and FHLMC are government-sponsored enterprises, these securities are generally considered to be high quality investments that present minimal credit risks. The yields provided by these ARMS have historically exceeded the yields on other types of U.S. Government securities with comparable maturities, although there can be no assurance that this historical performance will continue.


The mortgages underlying ARMS guaranteed by GNMA are typically insured or guaranteed by the Federal Housing Administration, the Veterans Administration or the Farmers Home Administration, while those underlying ARMS issued by FNMA or FHLMC are typically conventional residential mortgages which are not so insured or guaranteed, but which conform to specific underwriting, size and maturity standards.



The interest rates on the mortgages underlying the ARMS and some of the CMOs in which the Variable Rate Government Fund may invest generally are readjusted at periodic intervals ranging from one year or less to several years in response to changes in a predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost-of-funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury note rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month, three-month, six-month or one-year LIBOR, a published prime rate or commercial paper rates. Certain of these indices follow overall market interest rates more closely than others.



Adjustable rate mortgages generally have a specified maturity date. Most provide for amortization of principal in a manner similar to fixed-rate mortgages, but have interest rates that change in response to changes in a specified interest rate index. The rate of interest due on such a mortgage is calculated by adding an


                                                                      PROSPECTUS
--------------------------------------------------------------------------------
agreed-upon "margin" to the specified index, although there generally are limitations or "caps" on interest rate movements in any given period or over the life of the mortgage. To the extent that the interest rates on adjustable rate mortgages cannot be adjusted in response to interest rate changes because of interest rate caps, the ARMS or CMOs backed by such mortgages are likely to respond to changes in market rates more like fixed rate securities. In other words, interest rate increases in excess of such caps can be expected to cause CMOs or ARMS backed by mortgages that have such caps to decline in value to a greater extent than would be the case in the absence of such caps. Conversely, interest rate decreases below interest rate floors can be expected to cause the CMOs or ARMS backed by mortgages that have such floors to increase in value to a greater extent than would be the case in the absence of such floors.



These adjustable rate features should reduce, but will not eliminate, price fluctuations in such securities, particularly during periods of extreme fluctuations in market interest rates. Since the interest rates on mortgages typically are reset at most annually and generally are subject to caps, it can be expected that the prices of ARMS and CMOs backed by such mortgages will fluctuate to the extent prevailing market interest rates are not reflected in the interest rates payable on the underlying adjustable rate mortgages. In this regard, the net asset value of the Fund's shares could fluctuate to the extent interest rates on underlying mortgages differ from prevailing market interest rates during interim periods between interest rate reset dates. Accordingly, investors could experience some principal loss or less gain than might otherwise be achieved if they redeem their shares of the Fund or if the Fund sells these portfolio securities before the interest rates on the underlying mortgages are adjusted to reflect prevailing market interest rates.



The holder of ARMS and certain CMOs receives not only monthly scheduled payments of principal and interest, but also may receive unscheduled principal payments representing prepayments on the underlying mortgages. Changes in market interest rates and interest rate indexes can affect these prepayment rates, thereby shortening or lengthening their duration, the holder therefore, may have to reinvest the periodic payments and any unscheduled prepayments of principal it receives at a rate of interest which is lower than the rate on the ARMS and CMOs held by it.



CMOs backed by fixed rate mortgages share many of the rate, duration and investment risks described above because of their contractual and investment features and because of factors such as the prepayment rates on the underlying fixed rate mortgages.


FORWARD COMMITMENTS, WHEN-ISSUED PURCHASES AND DELAYED DELIVERY TRANSACTIONS

The Funds may purchase or sell securities on a when-issued or delayed delivery basis and may make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although the Funds generally purchase securities with the intention of acquiring them, a Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by Wells Fargo Bank.


FOREIGN OBLIGATIONS

The Short-Term Government-Corporate Income Fund may invest up to 25% of its assets in "Yankee Bonds." Yankee Bonds are U.S. dollar-denominated debt obligations issued in the U.S. by foreign banks and corporations. Such investments may involve special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political instability which could affect U.S. investments in foreign countries. Additionally, dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including withholding taxes. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. The Fund's investments may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. See the SAI for further information about foreign obligations.


TEMPORARY INVESTMENTS
The Short-Term Municipal Income Fund may elect to invest temporarily up to 20% of its net assets in: U.S. Government obligations; negotiable certificates of deposit, bankers' acceptance and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; commercial paper rated at the date of purchase "Prime-1" by Moody's or

PROSPECTUS
--------------------------------------------------------------------------------

"A-1+" or "A-1" by S&P; high quality taxable municipal obligations; shares of taxable or tax-free money market mutual funds; and repurchase agreements. The Short-Term Municipal Income Fund may invest temporarily in shares of other open-end, management investment companies, subject to the limitations of Sections 12(d)(1) of the Investment Company Act of 1940 (the "1940 Act"). Purchases of shares of other investment companies will be limited to temporary investments in shares of unaffiliated investment companies, and the investment adviser will waive its fee for that portion of the Fund's assets so invested. Such temporary investments would most likely be made for cash management purposes or when there is an unexpected or abnormal level of investor purchases or redemptions of shares of the Fund or because of unusual market conditions. The income from these temporary investments and investment activities may be subject to federal income taxes. However, as stated above, Wells Fargo Bank seeks to invest substantially all of the Fund's assets in securities exempt from such taxes.


MANAGEMENT OF THE FUNDS

The Company's Board of Directors supervises the Funds' activities, monitors their contractual arrangements with various service providers and decides upon matters of general policy.

INVESTMENT ADVISER

The Variable Rate Government Fund and each Master Portfolio are advised by Wells Fargo Bank. Wells Fargo Bank, one of the largest banks in the United States, was founded in 1852 and is the oldest bank in the western United States. As of April 1, 1997, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $57 billion of assets of individuals, trusts, estates and institutions. Wells Fargo Bank is the investment adviser to other separately managed portfolios of the Company and the Trust and serves as investment adviser or sub-adviser to five other registered open-end management investment companies. Wells Fargo Bank, a wholly owned subsidiary of Wells Fargo & Company, is located at 420 Montgomery Street, San Francisco, California 94104.



Wells Fargo Bank provides investment guidance and policy direction in connection with the daily portfolio management of the Variable Rate Government Fund and the Master Portfolios. Wells Fargo Bank also furnishes to the Boards periodic reports on the investment strategy and performance of the Variable Rate Government Fund and the Master Portfolios.


For its advisory services, Wells Fargo Bank is entitled to receive a monthly advisory fee at the annual rate of 0.50% of the respective average daily net assets of the Variable Rate Government Fund and each Master Portfolio.

For the year ended December 31, 1996, Wells Fargo Bank was paid 0.50% of the average daily net assets of the Variable Rate Government Fund as compensation for its services as investment adviser. For the year ended December 31, 1996, Wells Fargo Bank waived all advisory fees payable by each of the Short-Term Municipal Income Master Portfolio and Short-Term Government-Corporate Income Master Portfolio.

PORTFOLIO MANAGERS
Ms. Tamyra Thomas assumed responsibility as portfolio co-manager for the day-to-day management of the portfolio of the Short-Term Government-Corporate Income Master Portfolio as of July 16, 1996. Ms. Thomas is a senior vice-president and the chief fixed income investment officer of the Investment Management Group Policy Committee. Ms. Thomas has managed bond portfolios for over a decade. She currently manages in excess of $1 billion of long-term taxable bond portfolios for various foundations, defined benefit plans and other clients. Prior to joining Wells Fargo Bank in early 1988, she held a number of senior investment positions for the Valley Bank & Trust Company of Utah including vice president and manager of the investment department and chairman of the Trust Investment Committee. She holds a B.S. from the University of Utah and was past president of the Utah Bond Club. Ms. Thomas is a chartered financial analyst.


Ms. Madeline Gish also assumed responsibility as portfolio co-manager for the day-to-day management of the portfolio of the Short-Term Government-Corporate Income Master Portfolio as of July 16, 1996. Ms. Gish joined Wells Fargo Bank in 1989 as the portfolio coordinator for the Mutual Funds Division and played an integral part in the rapid growth of the Company. Since joining the fixed-income group in 1992, Ms. Gish has assisted in research and trading for adjustable-rate mortgage funds and is currently managing taxable liquidity portfolios. She holds a B.S. in Business Administration from the University of Kansas and is a chartered financial analyst candidate.



Mr. Scott Smith also assumed responsibility as portfolio co-manager for the day-to-day management of the portfolio of the Short-Term Government-Corporate Income Master Portfolio as of July 16, 1996. Mr. Smith is a co-manager of the Variable Rate Government Fund. Mr. Smith has co-managed this Fund since May 1, 1995. He joined Wells Fargo Bank in 1988 as a taxable money market portfolio specialist. His experience includes a position with a private money management firm with mutual fund investment operations. Mr. Smith holds a B.A. from the University of San Diego and is a chartered financial analyst.


Mr. Jeff L. Weaver has acted as portfolio co-manager to the Short-Term Government-Corporate Income Master Portfolio since May 1, 1996. Mr. Weaver joined Wells Fargo Bank after three years as a short-term fixed income trader and portfolio manager in the

                                                                      PROSPECTUS
--------------------------------------------------------------------------------
investment management group of Bankers Trust Company in New York. He holds a B.A. in economics from the University of Colorado and is a chartered financial analyst candidate.


Ms. Laura L. Milner, portfolio co-manager of the Short-Term Municipal Income Master Portfolio, joined Wells Fargo Bank in 1988. Her background includes over seven years experience specializing in short- and long-term municipal obligations with Salomon Brothers. She is a member of the National Federation of Municipal Analysts and its California chapter.

Mr. David Klug, portfolio co-manager for the Short-Term Municipal Income Master Portfolio, has managed municipal bond portfolios for Wells Fargo Bank for over nine years. Prior to joining Wells Fargo Bank, he managed the municipal bond portfolio for a major property and casualty insurance company. His investment experience exceeds 20 years and includes all aspects of tax-exempt fixed-income investments. He holds an M.B.A. from the University of Chicago and is a member of the National Federation of Municipal Analysts and its California Chapter. Mr. Klug and Ms. Milner have co-managed the Municipal Income Master Portfolio since its inception in May 1994.


Mr. Paul Single is responsible for the day-to-day management of the Variable Rate Government Fund. Mr. Single has managed taxable bond portfolios for over a decade with specific expertise in mortgage-backed securities. Prior to joining Wells Fargo Bank in early 1988, he was a senior portfolio manager for Benham Capital Management Group. Mr. Single has been portfolio co-manager of the Fund since its inception in November 1990. Mr. Single received his B.S. from Springfield College.



Purchase and sale orders of the securities held by the Variable Rate Government Fund and each Master Portfolio may be combined with those of other accounts that Wells Fargo Bank manages or advises, and for which it has brokerage placement authority, in the interest of seeking the most favorable overall net results. When Wells Fargo Bank determines that a particular security should be bought or sold for a Fund or Master Portfolio and other accounts managed by Wells Fargo Bank, Wells Fargo Bank has undertaken to allocate those transaction costs among the participants equitably. From time to time, each Fund and Master Portfolio, to the extent consistent with its investment objective, policies and restrictions, may invest in securities of companies with which Wells Fargo Bank has a lending relationship.



Morrison & Foerster LLP, counsel to the Company and the Trust and special counsel to Wells Fargo Bank, has advised the Company, the Trust and Wells Fargo Bank that Wells Fargo Bank and its affiliates may perform the services contemplated by the Advisory Contracts and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.


ADMINISTRATOR AND CO-ADMINISTRATOR

Wells Fargo Bank as administrator and Stephens as co-administrator, provide the Funds with administrative services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Company's Directors and officers. Wells Fargo Bank and Stephens also furnish office space and certain facilities to conduct each Fund's business, and Stephens compensates the Company's Directors, officers and employees who are affiliated with Stephens. For these administrative services, Wells Fargo Bank and Stephens are entitled to receive monthly fees at the annual rates of 0.04% and 0.02%, respectively, of each Fund's average daily net assets. Wells Fargo Bank and Stephens may delegate certain of their administrative duties to sub-administrators.


Stephens previously provided substantially the same services as sole administrator to the Funds and was entitled to receive from each Fund a monthly fee at the annual rate of 0.15% of its respective average daily net assets. This fee decreased to 0.10% of the average daily net assets of each Fund in excess of $200 million.

SPONSOR AND DISTRIBUTOR
Stephens is the Funds' sponsor and distributes the Funds' shares. Stephens is a full service broker/dealer and investment advisory firm located at 111 Center Street, Little Rock, Arkansas 72201. Stephens and its predecessor have been providing securities and investment services for more than 60 years. Additionally, they have been providing discretionary portfolio management services since 1983. Stephens currently manages investment portfolios for pension and profit sharing plans, individual investors, foundations, insurance companies and university endowments.

Stephens has entered into a Distribution Agreement with the Company pursuant to which Stephens has the responsibility for distributing Fund shares. Pursuant to the Distribution Agreement,

PROSPECTUS
--------------------------------------------------------------------------------

Stephens may enter into selling agreements with agents for the sale of Fund shares. Stephens bears the cost of printing and mailing prospectuses to potential investors and any advertising expenses incurred by it in connection with the distribution of Fund shares, subject to the terms of the distribution plans described below.

In addition, Stephens has established a non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise.

DISTRIBUTION PLANS

The Company's Board of Directors has adopted Distribution Plans (the "Plans") on behalf of each class of shares of the Funds. Total payments under the Plan for Class A shares may not exceed 0.25% of the average daily net assets of the Class A shares of each Fund on an annual basis. Under the Plan for Class A shares, each Fund may defray all or part of the actual cost of preparing and printing prospectuses and other promotional materials and of providing such prospectuses and other promotional materials to prospective shareholders of the Fund and may compensate personnel of the distributor or reimburse the distributor for compensation paid to selling agents for distribution-related or sales support services and may pay for any other activities primarily intended to result in the sale of Class A shares of a Fund. Payments also may be used to compensate or reimburse servicing agents for shareholder liaison services provided by entities that are dealers of record or which have a servicing relationship with the beneficial owners of Class A shares of a Fund under a servicing agreement in substantially the form approved by the Board of Directors.


Under the Plan for Class D shares of the Variable Rate Government Fund and pursuant to the Distribution Agreement, the Fund may pay Stephens, as compensation for distribution-related services provided, or reimbursement for distribution-related expenses incurred, a monthly fee at the annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class D shares. The actual fee payable to Stephens shall, within such limit, be determined from time to time by mutual agreement between the Company and Stephens and may not exceed the maximum amount payable under the Conduct Rules of the NASD.

SERVICING AGENTS

The Variable Rate Government Fund may enter into servicing agreements with one or more servicing agents on behalf of its Class D shares. Under such agreements, servicing agents provide shareholder liaison services, which may include responding to customer inquiries and providing information on their investments, and provide such other related services as the Fund or a Class D shareholder may reasonably request. For these services, a servicing agent receives a fee which will not exceed, on an annualized basis, the lesser of 0.25% of the average daily net assets of the Class D shares of the Fund (represented by Class D shares owned by investors with whom the servicing agent maintains a servicing relationship), or an amount which equals the maximum amount payable to the servicing agent under applicable laws, regulations or rules.


SERVICING PLAN
The Company has adopted a servicing plan ("Servicing Plan") on behalf of the Class D shares of the Variable Rate Government Fund. Pursuant to the Servicing Plan the Fund may enter into servicing agreements with one or more servicing agents who agree to provide administrative support services to their customers who are the record or beneficial owners of Class D shares. Such servicing agents will be compensated at an annual rate of up to 0.25% of the average daily net asset value of the Class D shares held of record or beneficially by such customers.

ADMINISTRATIVE SERVICING PLANS

The Company has adopted a Shareholder Administrative Servicing Plan (the "Administrative Servicing Plan") on behalf of the Short-Term Funds and on behalf of Class A shares of the Variable Rate Government Fund. Pursuant to the Administrative Servicing Plan, the Funds may enter into administrative servicing agreements with administrative servicing agents (which may include Wells Fargo Bank and its affiliates) who are dealers/holders of record, or that otherwise have a servicing relationship with the beneficial owners of the shares. Administrative servicing agents agree to perform administrative shareholders services which may include, among other things, maintaining an omnibus account with the Funds, aggregating and transmitting purchase, exchange and redemption orders to a Fund's Transfer Agent, answering customer inquiries regarding a shareholder's account in a Fund, and providing other services the Company or a customer may reasonably request. Administrative servicing agents are entitled to a fee which will not exceed 0.25%, on an annualized basis, of the average daily net assets of the shares represented by the shares owned of record or beneficially by the customers of the administrative servicing agent during the period for which payment is being made. In no case shall shares be sold pursuant to a Fund's Rule 12b-1 Plan while being sold pursuant to its Administrative Servicing Plan.


CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT
Wells Fargo Bank has been retained to act as the custodian and transfer and dividend disbursing agent for the Funds and the Master Portfolios. Wells Fargo Bank's principal place of business is 420 Montgomery Street, San Francisco, California 94104, and its

                                                                      PROSPECTUS
--------------------------------------------------------------------------------
transfer and dividend disbursing agency activities are managed at 525 Market Street, San Francisco, California 94105.

FUND EXPENSES

From time to time, Wells Fargo Bank and/or Stephens may waive fees from the Funds in whole or in part and reimburse expenses payable to others. Any such waivers or reimbursements will reduce expenses of the Funds and, accordingly, have a favorable impact on the performance of the Funds. Under the agreement with the Trust, Stephens is not entitled to receive a fee for providing administrative services to the Master Portfolios as long as Stephens is entitled to be compensated for providing administrative services to another mutual fund that invests all of its assets in the Master Portfolios. Except for the expenses borne by Wells Fargo Bank and Stephens, the Company and the Trust bear all costs of their respective operations, including advisory, shareholder servicing, transfer agency, custody and administration fees, payments pursuant to any Plans, fees and expenses of independent auditors and legal counsel and any extraordinary expenses. Expenses attributable to each Fund and/or each Master Portfolio are charged against the respective assets of the Fund and/or the Master Portfolio. Each Short-Term Fund bears a pro rata portion of the corresponding Master Portfolio's expenses.


DETERMINATION OF NET ASSET VALUE


Net asset value per share for a Fund is determined by Wells Fargo Bank on each day that the Fund is open for trading (a "Business Day"). The Funds are open Monday through Friday and are closed on weekends and standard New York Stock Exchange holidays. The net asset value per class of a Fund is the value of total net assets attributable to such class divided by the number of outstanding shares of that class.



The net asset value of each Fund and class is expected to fluctuate daily. In the case of each Short-Term Fund, net asset value is based on the net asset value of its corresponding Master Portfolio. The net asset value of an interest in a Master Portfolio is the value of the Master Portfolio's total assets divided by the number of Master Portfolio interests outstanding.


The net asset value of each Fund is determined as of 1:00 p.m. (Pacific time). Except for debt instruments with remaining maturities of 60 days or less, which are valued at amortized cost, assets are valued at current market prices, or if such prices are not readily available, at fair value as determined in good faith by the Boards of Directors/Trustees. Prices used for such valuations may be provided by independent pricing services.


PERFORMANCE DATA


From time to time, the Company may advertise yield and total return information with respect to a class of shares of a Fund. Total return and yield information are based on the historical earnings and performance of such class of shares and should not be considered representative of future performance.



The total return of a class of shares of a Fund is calculated by subtracting (i) the public offering price of the class of shares (which includes the maximum sales charge for the class of shares) of one share of the class of shares at the beginning of the period, from (ii) the net asset value of all shares of the class of shares an investor would own at the end of the period for the share held at the beginning of the period (assuming reinvestment of all dividends and capital gain distributions), and dividing by (iii) the public offering price per share of the class of shares at the beginning of the period. The resulting percentage indicates the positive or negative rate of return that an investor would have earned from reinvested dividends and capital gain distributions and changes in share price during the period for the class of shares. A Fund may also, at times, calculate total return of a class of shares based on net asset value per share of a class (rather than the public offering price), in which case the figures would not reflect the effect of any sales charges that would have been paid by an investor in the class of shares, or by assuming that a sales charge other than the maximum sales charge (reflecting the Volume Discounts set forth below) is assessed, provided that total return data derived pursuant to the calculation described above are also presented.


The yield of a class of shares is computed by dividing its net investment income per share of the class earned during a specified period (usually 30 days) by its public offering price per share (which includes the maximum sales charge) on the last day of such period and annualizing the result. For purposes of sales literature, these yields may also, at times, be calculated on the basis of the net asset value per share of the class (rather than the public offering price), in which case the figures would not reflect the effect of any sales charges that would have been paid by an investor in the class of shares, or by assuming that a sales charge other than the maximum sales charge (reflecting the Volume Discounts set forth below) is assessed, provided that yield data derived pursuant to the calculation described above are also presented.

Because of differences in the fees and/or expenses borne by Class D shares of the Variable Rate Government Fund, the net yield on such shares can be expected, at any given time, to be lower than the net yield on the Fund's Class A shares. Performance information quotations will be computed separately for Class A shares and Class D shares.

Additional information about the performance of the Funds is contained in the Annual Report. The Annual Report may be

PROSPECTUS
--------------------------------------------------------------------------------
obtained free of charge by calling the Company at (800) 552-9612.

PURCHASE OF SHARES


The minimum initial purchase amount for each Fund is generally $1,000. The minimum initial purchase amount is $100 for purchases through the Systematic Purchase Plan and $250 for shares purchased through a retirement plan qualified under the Internal Revenue Code of 1986, as amended (the "Code"). The minimum subsequent purchase amount is generally $100. The minimum initial or subsequent purchase amount requirements may be waived or lowered for investments effected on a group basis by certain entities and their employees, such as pursuant to a payroll deduction or other accumulation plan. The Company reserves the right to reject any purchase order. All funds, net of sales loads, are invested in full and fractional shares. Checks are accepted for the purchase of a Fund's shares subject to collection at full face value in U.S. dollars. Inquiries concerning purchases may be directed to the Company at (800) 572-7797 or at the address on the back cover of the Prospectus.



Shares of each Fund may be purchased on any Business Day through Stephens, any authorized broker/dealers or financial institutions with which Stephens has entered into agreements, or through the Transfer Agent. Such broker/dealers or financial institutions are responsible for the prompt transmission of purchase, exchange or redemption orders, and may independently establish and charge additional fees to their clients for such services, other than services related to purchase orders, which would reduce their clients' overall yield or return.


Shares of each Fund are offered continuously at the applicable offering price (including any sales load) next determined after a purchase order is received. Payment for shares purchased through a broker/dealer is not due from the broker/dealer until the settlement date, currently three Business Days after the order is placed. It is the broker/dealer's responsibility to forward payment for shares being purchased to a Fund promptly. Payment for orders placed directly through the Transfer Agent must accompany the order.

When payment for shares of a Fund purchased through the Transfer Agent is by a check that is drawn on any domestic bank, federal funds normally become available to the Fund on the Business Day after the day the check is deposited. Checks drawn on a non-member bank or a foreign bank may take substantially longer to be converted into federal funds and, accordingly, may delay execution of an order.


When Fund shares are purchased through a broker/dealer or financial institution, Stephens reallows that portion of the sales load designated below as Dealer Allowance. When shares are purchased directly through the Transfer Agent and no broker/dealer or financial institution is involved with the purchase, the entire sales load is paid to Stephens.


Sales loads relating to the purchase of Class A shares in each Fund are as follows:


                                                            DEALER
                                 SALES LOAD   SALES LOAD   ALLOWANCE
                                  AS % OF      AS % OF      AS % OF
                                  OFFERING    NET AMOUNT   OFFERING
       AMOUNT OF PURCHASE          PRICE       INVESTED      PRICE
       ------------------        ----------   ----------   ---------
Less than $100,000..............    3.00%        3.09%       2.75%
$100,000 up to $199,999.........    2.00         2.04        1.75
$200,000 up to $599,999.........    1.00         1.01        0.90
$600,000 up to $999,999.........    0.60         0.60        0.50
$1,000,000 and over.............    0.00         0.00        0.00


The Class D shares of the Variable Rate Government Fund are not subject to a front-end sales load. However, Class D shares which are redeemed within one year from the receipt of a purchase order will be subject to a contingent deferred sales charge equal to 1% of the dollar amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of such shares at the time of redemption.


A selling agent or servicing agent and any other person entitled to receive compensation for selling or servicing shares may receive different compensation for selling or servicing Class A shares as compared with Class D shares.


REDUCED SALES CHARGE -- CLASS A SHARES
The above Volume Discounts are available to you based on the combined dollar amount being invested in Class A shares of the Funds or Class A shares of one or more of the portfolios of the Company which assess a sales load (the "Load Funds"). Because Class D shares are not subject to a front-end sales charge, the amount of Class D shares you hold is not considered in determining any volume discount.

The Right of Accumulation allows you to combine the amount being invested in Class A shares of the Funds with the total net asset value of Class A shares in any of the Load Funds in accordance with the above sales load schedule to reduce the sales load. For example, if you own Class A shares of the Company's other investment portfolios with an aggregate net asset value of $90,000 and invest an additional $20,000 in Class A shares of a Fund, the sales load on the entire additional amount would be 2.00% of the offering price. To obtain such discount, you must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales load, and confirmation of the order is subject to such verification. The Right of Accumulation may be modified or discontinued at any time with respect to all Class A shares purchased thereafter.

                                                                      PROSPECTUS
--------------------------------------------------------------------------------

A Letter of Intent allows you to purchase Class A shares of the Funds over a 13-month period at reduced sales loads based on the total amount intended to be purchased plus the total net asset value of Class A shares in any of the Load Funds already owned. Each investment made during the period receives the reduced sales load applicable to the total amount of the intended investment. If such amount is not invested within the period, you must pay the difference between the sales loads applicable to the purchases when made and the charges previously paid.



You may reinvest proceeds from a redemption of Class A shares of a Fund in Class A shares of the Funds or in Class A shares of another of the Company's investment portfolios that offers Class A shares at net asset value, without a sales load, within 120 days after such redemption. However, if the other investment portfolio charges a sales load that is higher than the sales load that you have paid in connection with the Class A shares you have redeemed, you pay the difference. In addition, the Class A shares of the other investment portfolio to be acquired must be registered for sale in your state of residence. The amount that may be so reinvested may not exceed the amount of the redemption proceeds, and a written order for the purchase of the Class A shares must be received by a Fund or the Transfer Agent within 120 days after the effective date of the redemption.


If you realized a gain on your redemption, the reinvestment will not alter the amount of any federal capital gains tax payable on the gain. If you realized a loss on your redemption, the reinvestment may cause some or all of such loss to be disallowed as a tax deduction, depending on the number of Class A shares purchased by reinvestment, the period of time that has elapsed after the redemption and which funds' shares are purchased. Although for federal income tax purposes, the amount disallowed is added to the cost of the Class A shares acquired upon the reinvestment.


Reductions in front-end sales loads apply to purchases by a single "person," including an individual, members of a family unit, consisting of a husband, wife and children under the age of 21 purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single person's fiduciary account or single person's trust estate.


Reductions in front-end sales loads also apply to purchases by individual members of a "qualified group." The reductions are based on the aggregate dollar amount of Class A shares purchased by all members of the qualified group. For purposes of this paragraph, a qualified group consists of a "company," as defined in the 1940 Act, which has been in existence for more than six months and which has a primary purpose other than acquiring shares of a Fund at a reduced sales load, and the "related parties" of such company. For purposes of this paragraph, a "related party" of a company is: (i) any individual or other company who directly or indirectly owns, controls or has the power to vote five percent or more of the outstanding voting securities of such company; (ii) any other company of which such company directly or indirectly owns, controls or has the power to vote five percent or more of its outstanding voting securities;
(iii) any other company under common control with such company; (iv) any executive officer, director or partner of such company or of a related party; and (v) any partnership of which such company is a partner.


Class A shares of the Funds may be purchased at a purchase price equal to the net asset value of such shares, without a sales load, by Directors, officers and employees (and their spouses, parents, children, siblings, grandparents, grandchildren, father-in-law, mother-in-law, brother in-law, sister in-law, aunts, uncles, nieces, and nephews; herein, "Relatives") of the Company, Stephens, its affiliates and of other broker-dealers that have entered into agreements with Stephens to sell such shares. Class A shares of the Funds also may be purchased at a purchase price equal to the net asset value of such shares, without a sales load, by present and retired Directors, officers and employees (and their Relatives) of Wells Fargo Bank and its affiliates if Wells Fargo Bank and/or the respective affiliates agree. Such shares also may be purchased at such price by employee benefit and thrift plans for such persons and by any investment advisory, trust or other fiduciary account (other than an individual retirement account) maintained, managed or advised by Wells Fargo Bank or Stephens or their affiliates.



Class A shares of the Funds may be purchased at net asset value (without payment of a sales load) by the following types of investors when the trades are placed through an omnibus account maintained with the Funds by a broker/dealer: trust companies; retirement and deferred compensation plans and the trusts used to fund these plans; investment advisers and financial planners who charge a management, consulting or other fee for their services and who place trades on their own behalf or on behalf of their clients; and clients of such investment advisers or financial planners who place trades on their own behalf if the clients' accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker/dealer.


By investing in a Fund, you appoint the Transfer Agent, as agent, to establish an open account to which all shares purchased will be credited, together with any dividends and capital gain distributions that are paid in additional shares. See "Dividends and Distributions." Although most shareholders elect not to receive stock certificates, certificates for full shares of a Fund can be obtained on request. It is more complicated to redeem shares held in certificated form, and the expedited redemption described below is not available with respect to certificated shares.

PROSPECTUS
--------------------------------------------------------------------------------

CONTINGENT DEFERRED SALES CHARGE -- CLASS D SHARES
Class D shares of the Variable Rate Government Fund which are redeemed within one year of receipt of a purchase order for such shares will be subject to a contingent deferred sales charge equal to 1.00% of an amount equal to the lesser of the net asset value at the time of purchase for the Class D shares being redeemed or the net asset value of such shares at the time of redemption.


Contingent deferred sales charges will not be imposed on amounts representing increases in net asset value above the net asset value at the time of purchase and are not assessed on Class D shares purchased through reinvestment of dividends or capital gain distributions. In determining whether a contingent deferred sales charge is applicable to a redemption, Class D shares are considered redeemed on a first-in, first-out basis so that Class D shares held for a longer period of time are considered redeemed prior to more recently acquired shares.



The contingent deferred sales charge is waived on redemptions of Class D shares
(i) following the shareholder's death or disability (as defined in the Internal Revenue Code) after the initial purchase of the shares redeemed, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has reached age 59 1/2, (iii) effected pursuant to the Company's right to liquidate a shareholder's account if the aggregate net asset value of the shareholder's account is less than the minimum account size, or (iv) in connection with the combination of the Company with any other registered investment company by a merger, acquisition of assets or by any other reorganization transaction.


Investors who are entitled to purchase Class A shares of the Variable Rate Government Fund at net asset value without a sales load should not purchase Class D shares. Other investors, including those who are entitled to purchase Class A shares of the Fund at a reduced sales load, should compare the fees assessed on Class A shares against those assessed on Class D shares (including potential contingent deferred sales charges and higher Rule 12b-1 fees) in light of the amount to be invested and the anticipated time that the shares will be owned.


Shares of a Fund may be purchased by any of the methods described below.


INITIAL PURCHASES BY WIRE
1. Telephone toll free (800) 572-7797. Give the name(s) and class of shares, in which the shares are to be registered, the address, and social security number (or tax identification number, where applicable) of the person or entity in whose name shares are to be registered, dividend payment election, amount to be wired, name of the wiring bank and name and telephone number of the person to be contacted in connection with the order. An account number will be assigned.

2. Instruct the wiring bank, which may charge a separate fee, to transmit the specified amount in federal funds ($1,000 or more) to:

Wells Fargo Bank, N.A.
San Francisco, California
Bank Routing Number: 121000248
Wire Purchase Account Number: 4068-000462

Attention: Overland Express (Name of Fund -- designate Class, if applicable)

Account Name(s): (name(s) in which to be registered)
Account Number: (as assigned by telephone)


3. A completed Account Application should be mailed, or sent by telefacsimile with the original subsequently mailed, to the following address immediately after the funds are wired and must be received and accepted by the Transfer Agent before an account can be opened. An original Application must be received within thirty days or you may be subject to backup withholding taxes.


Wells Fargo Bank, N.A.
Overland Express Shareholder Services
P.O. Box 63084
San Francisco, California 94163
Telefacsimile: 1-415-781-4082

4. Share purchases are effected at the public offering price, or, in the case of Class D shares, at the net asset value, next determined after the Account Application is received and accepted.

INITIAL PURCHASES BY MAIL
If you wish to purchase Fund shares by mail:

1. Complete an Account Application. Indicate the services to be used.

2. Mail the Account Application and a check for $1,000 or more, payable to "Overland Express (Name of Fund -- designate Class, if applicable)" to the mailing address set forth above.

ADDITIONAL PURCHASES

Additional purchases of Fund shares in amounts of $100 or more may be made by instructing the Funds' Transfer Agent to debit the Wells Fargo Bank account designated in your Account Application, by wire by instructing the wiring bank to transmit the specified amount as directed above for initial purchases by wire, or by mail with a check payable to "Overland Express (Name of Fund -- designate Class, if applicable)" to the above address. Write your Fund account number on the check and include the detachable stub from a Statement of Account or a letter providing the account number.


                                                                      PROSPECTUS
--------------------------------------------------------------------------------

SYSTEMATIC PURCHASE PLAN
The Company's Systematic Purchase Plan provides a convenient way for you to add to your existing accounts on a monthly basis. You may elect to participate in this plan by specifying an amount ($100 or more) to be withdrawn automatically by the Transfer Agent on a monthly basis from an approved bank account designated in your Account Application (an "Approved Bank Account"). The Transfer Agent withdraws and uses this amount to purchase shares of a Fund for you on or about the fifth Business Day of each month. The Transfer Agent requires a minimum of ten (10) Business Days to implement your Systematic Purchase Plan purchases. There are no additional fees charged for participating in this plan.


You may change the investment amount, the date on which your Systematic Purchase is effected, suspend purchases or terminate your participation in the Systematic Purchase Plan at any time by providing written notice to the Transfer Agent at least ten (10) Business Days prior to any scheduled transaction. An election will be terminated automatically if the designated Approved Bank Account balance is insufficient to make a scheduled withdrawal, or if either your designated Approved Bank Account or your Fund account is closed.


PURCHASES THROUGH AUTHORIZED BROKER/DEALERS AND FINANCIAL INSTITUTIONS

Purchase orders for shares of a Fund placed through authorized broker/dealers and financial institutions by 1:00 p.m. (Pacific time) on any Business Day, including orders for which payment is to be made from free cash credit balances in securities accounts held by a dealer, are effective on the same day the order is placed if the order is received by the Transfer Agent before the close of business. Purchase orders that are received by a broker/dealer or financial institution after 1:00 p.m. (Pacific time) or by the Transfer Agent after the close of business generally are effective on the next day that shares are offered. The broker/dealer or financial institution is responsible for the prompt transmission of purchase orders to the Transfer Agent. Payment for Fund shares is not due until settlement date. A broker/dealer or financial institution that is involved in a purchase transaction may charge separate account, service or transaction fees. Financial institutions may be required to register as dealers pursuant to applicable state securities laws, which may differ from federal law and any interpretations expressed herein.


EXCHANGE PRIVILEGES


SHORT-TERM FUNDS. Shares of each Short-Term Fund may be exchanged for Class A shares or single class shares of one of the Company's other funds, for Class A shares of a fund in the Stagecoach Family of Funds or for shares of one of the Company's money market funds in an identically registered account at respective net asset values.



VARIABLE RATE GOVERNMENT FUND. Class A shares of the Fund may be exchanged for Class A shares or single class shares of one of the Company's other funds, for Class A shares of a fund in the Stagecoach Family of Funds or for shares of one of the Company's money market funds in an identically registered account at respective net asset values. Class D shares of the Fund may be exchanged for Class D shares of one of the Company's other funds or for Class A shares of the Money Market Fund in an identically registered account at respective net asset values. You are not charged a contingent deferred sales charge on exchanges of Class D shares for Class D shares of one of the Company's other funds or for Class A shares of the Money Market Fund.



If you exchange Class D shares for Class D shares of another fund, or for Class A shares of the Money Market Fund, the remaining period of time (if any) that the contingent deferred sales charge is in effect will be computed from the time of the initial purchase of the previously held shares. Accordingly, if you exchange Class D shares for Class A shares of the Money Market Fund, and redeem the shares of the Money Market Fund within one year of the receipt of the purchase order for the exchanged Class D shares, you will have to pay a deferred sales charge equal to the contingent deferred sales charge applicable to the previously exchanged Class D shares. If you exchange Class D shares for Class A shares of the Money Market Fund you may subsequently re-exchange the acquired Class A shares only for Class D shares. If you re-exchange the Class A shares of the Money Market Fund for Class D shares, the remaining period of time (if any) that the contingent deferred sales charge is in effect will be computed from the time of your initial purchase of Class D shares.


Important factors that you should consider:

- You will need to read the prospectus of the fund into which you want to exchange.

- Every exchange is a redemption of shares of one fund and a purchase of shares of another fund. The redemption may produce a gain or loss for federal income tax purposes.

- You must exchange at least the minimum initial purchase amount of the fund you are redeeming, unless your balance has fallen below that amount due to market conditions or you have already met the minimum initial purchase amount of the fund you are purchasing.


- If you exchange Class A shares, you will need to pay any difference between the load that you have already paid and the load that you are subject to in the new fund.


PROSPECTUS
--------------------------------------------------------------------------------

- You will not pay a contingent deferred sales charge on any exchange from Class D shares into other Class D shares or a Money Market Fund. The new shares will continue to age while they are in the new fund and will be charged the contingent deferred sales charge applicable to the original shares upon redemption.

- If you exchange Class A or Class D shares for shares of a Money Market Fund, you may not re-exchange shares of the Money Market Fund for shares other than the original exchanged class.

- The Company may limit the number of time shares may be exchanged or may reject any telephone exchange order. Subject to limited exceptions, the Company will notify you 60 days before discontinuing or modifying the exchange privilege.


You may exchange shares by writing the Transfer Agent as indicated below under "Redemption By Mail" or by calling the Transfer Agent or your authorized broker/dealer, financial institution or servicing agent, unless you have elected not to authorize telephone exchanges in your Account Application (in which case you may subsequently authorize such telephone exchanges by completing a Telephone Exchange Authorization Form and submitting it to the Transfer Agent in advance of the first such exchange). Shares held in certificate form may not be exchanged by telephone. The Transfer Agent's telephone number for exchanges is
(800) 572-7797.



Telephone redemption or exchange privileges are made available to you automatically upon opening an account, unless you decline such privileges. These privileges authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Transfer Agent to be genuine. The Company requires the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine. If the Transfer Agent does not follow such procedures, the Company and the Transfer Agent may be liable for any losses attributable to unauthorized or fraudulent instructions. Neither the Company nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.


REDEMPTION OF SHARES


Shares may be redeemed at their next determined net asset value after receipt of a request in proper form by the Transfer Agent directly or through any authorized broker/dealer or financial institution.



Except for any contingent deferred sales charge which may be applicable upon redemption of Class D shares, as described under "Purchase of Shares," the Company does not charge for redemption transactions. However, a broker/dealer or financial institution that is involved in a redemption transaction may charge separate account, service or transaction fees. Redemption orders received by an authorized broker/dealer or financial institution before 1:00 p.m. (Pacific time) on any Business Day and received by the Transfer Agent before the close of business on the same day will be executed at the net asset value per share determined at 1:00 p.m. (Pacific time) that day. Redemption orders received by authorized broker/dealers or financial institutions after 1:00 p.m. (Pacific time), or not received by the Transfer Agent prior to the close of business, will be executed at the net asset value determined at 1:00 p.m. (Pacific time) on the next Business Day.



Redemption proceeds, net of any contingent deferred sales charge applicable with respect to Class D shares, ordinarily are remitted within seven days after the order is received in proper form, except proceeds may be remitted over a longer period to the extent permitted by the SEC under extraordinary circumstances. If an expedited redemption is requested, redemption proceeds are distributed only if the check used for investment is deemed to be cleared for payment by your bank, currently considered by the Company to be a period of up to ten (10) Business Days after investment. The proceeds, of course, may be more or less than your investment cost. Payment of redemption proceeds may be made in securities, subject to regulation by some state securities commissions.


REDEMPTION BY MAIL

1. Write a letter of instruction naming the Fund, class of shares and the dollar amount or number of shares to be redeemed. Refer to your Fund account number and give either your social security or tax identification number (as applicable).


2. Sign the letter in exactly the same way your account is registered. If there is more than one owner of the shares, all must sign.


3. If shares to be redeemed have a value of $5,000 or more or redemption proceeds are to be paid to someone other than you at your address of record, the signature(s) must be guaranteed by an "eligible guarantor institution," which includes a commercial bank that is a member of the FDIC, a trust company, a member firm of a domestic stock exchange, a savings association or a credit union that is authorized by its charter to provide a signature guarantee. Signature guarantees by notaries public are not acceptable. Further documentation may be requested from corporations, administrators, executors, personal representatives, trustees or custodians.


4. If shares to be redeemed are held in certificated form, enclose the certificates with the letter. Do not sign the certificates and for protection use registered mail.

                                                                      PROSPECTUS
--------------------------------------------------------------------------------

5. Mail the letter (and any share certificates) to the Transfer Agent at the mailing address set forth under "Purchase of Shares -- Initial Purchases by Wire."



Unless other instructions are given in proper form, a check for the proceeds of a redemption, net of any contingent deferred sales charge applicable with respect to Class D shares, will be sent to your address of record.


SYSTEMATIC WITHDRAWAL PLAN

The Company's Systematic Withdrawal Plan provides a way for you to have shares redeemed from your account and the proceeds, net of any contingent deferred sales charge applicable to Class D shares, distributed to you on a monthly basis. You may elect to participate in this plan if you have a shareholder account valued at $10,000 or more as of the date of your election to participate and are not also a participant in the Company's Systematic Purchase Plan at any time while participating in this plan. To participate in the plan you must specify an amount ($100 or more) to be distributed by check to your address of record or deposited in your Approved Bank Account. The Transfer Agent redeems sufficient shares and mails or deposits the proceeds of the redemption, net of any contingent deferred sales charge applicable with respect to Class D shares, as instructed, on or about the fifth Business Day prior to the end of each month. There are no additional fees charged for participating in this plan.



It may take up to ten (10) Business Days after receipt of your request to establish your participation in the Systematic Withdrawal Plan. You may change the withdrawal amount, suspend withdrawals or terminate your participation in the Systematic Withdrawal Plan at any time by providing written notice to the Transfer Agent at least ten (10) Business Days prior to a scheduled transaction. Participation in the Systematic Withdrawal Plan may be terminated automatically if your account balance is insufficient to make a scheduled withdrawal or if your Fund account or Approved Bank Account is closed.


EXPEDITED REDEMPTIONS BY LETTER AND TELEPHONE
If shares are not held in certificated form, you may request an expedited redemption of shares by letter or telephone (unless you have elected not to authorize telephone redemptions on your Account Application or other form that is on file with the Transfer Agent) on any day the Fund is open for business. See "Exchange Privileges" for additional information regarding telephone redemption privileges.


You may request expedited redemption by telephone by calling the Transfer Agent at (800) 572-7797. You may request expedited redemption by mail by mailing your expedited redemption request to the Transfer Agent at the mailing address set forth under "Purchase of Shares -- Initial Purchases by Wire."


Upon request, proceeds of expedited redemptions of $5,000 or more, net of any contingent deferred sales charge applicable with respect to Class D shares, will be wired or credited to your Approved Bank Account or wired to an authorized broker/dealer or financial institution designated in your Account Application. The Company reserves the right to impose charges for wiring redemption proceeds. When proceeds of an expedited redemption are to be paid to someone other than yourself, to an address other than that of record, or to a bank, broker/dealer or other financial institution that has not been predesignated, the expedited redemption request must be made by letter and the signature(s) on the letter must be guaranteed, regardless of the amount of the redemption. If an expedited redemption request is received by the Transfer Agent by the close of business on any Business Day, the redemption proceeds will be transmitted to your bank or predesignated broker/dealer or financial institution on the next Business Day (assuming the investment check has cleared as described above), absent extraordinary circumstances. A check for proceeds of less than $5,000 will be mailed to your address of record, except that, in the case of investments in the Company that have been effected through broker/dealers, banks and other institutions that have entered into special arrangements with the Company, the full amount of the redemption proceeds may be transmitted by wire or credited to a designated account.

REDEMPTIONS THROUGH AUTHORIZED BROKER/DEALERS AND FINANCIAL INSTITUTIONS Redemption requests placed through authorized broker/dealers and financial institutions by 1:00 p.m. (Pacific time) on any Business Day will be effective on the same day the request is placed if received by the Transfer Agent before the close of business. Redemption requests that are received by a dealer or financial institution after 1:00 p.m. (Pacific time) on any Business Day or by the Transfer Agent after the close of business generally will be effective on the next day that shares are offered. The broker/dealer or financial institution is responsible for the prompt transmission of redemption requests to the Transfer Agent. Unless you have made other arrangements and have informed the Transfer Agent of such arrangements, proceeds of redemptions made through authorized broker/dealers and financial institutions are credited to your account with such broker/ dealer or institution. You may request a check from the broker/ dealer or financial institution or may elect to retain the redemption proceeds in your account. The broker/dealer or financial institution may benefit from the use of the redemption proceeds prior to the clearance of a check issued to you for such proceeds or prior to disbursement or reinvestment of such proceeds on your behalf.


The proceeds of a redemption may be more or less than the amount invested and, therefore, a redemption may result in a gain


PROSPECTUS
--------------------------------------------------------------------------------
or loss for federal and state income tax purposes. Due to the high cost of maintaining small accounts, the Company reserves the right to redeem accounts that fall below $1,000 because of a shareholder redemption. Prior to such a redemption, you will be notified in writing and permitted 30 days to make additional investments to raise the account balance to the specified minimum.

DIVIDENDS AND DISTRIBUTIONS


Each Fund intends to declare as a dividend to all shareholders of record as of 1:00 p.m. (Pacific time) substantially all of its net investment income at the close of each Business Day to shareholders of record. Shares purchased in a Fund begin earning dividends on the Business Day following the date the purchase order settles, and shares redeemed earn dividends through the date of redemption. Net investment income for a Saturday, Sunday or holiday is declared as a dividend to shareholders of record as of the prior Business Day.



Dividends declared in, and attributable to, any month are paid on the last Business Day of the month and generally are mailed early in the following month. Shareholders of a Fund who redeem shares prior to a dividend payment date are entitled to all dividends declared but unpaid prior to their redemption of such shares on the next dividend payment date. Any net capital gains of a Fund are distributed annually.


Dividends and/or capital gain distributions paid by a Fund will be invested in additional shares of the same class of the Fund at net asset value (without any sales load) and credited to your account on the reinvestment date or, at your election, paid by check. In addition, you may elect to reinvest Fund dividends and/or capital gain distributions in shares of another portfolio of the Company with which you have an established account that has met the applicable minimum initial investment requirement.


The Variable Rate Government Fund's net investment income available for distribution to the holders of Class D shares will be reduced by the amount of servicing fees payable to servicing agents under the Servicing Plan and by the distribution fees payable under the Distribution Plan. There may be certain other differences in fees (e.g. audit fees, transfer agent fees) between Class A shares and Class D shares that would affect their relative dividends.


DIVIDEND AND DISTRIBUTION OPTIONS

When you fill out an Account Application, you can choose from three dividend and distribution options:

A The AUTOMATIC REINVESTMENT OPTION provides for the reinvestment of dividends and capital gain distributions in additional shares of the same Fund. Dividends and distributions declared in a month are reinvested at net asset value early in the following month. You are assigned this option automatically if you make no choice on your Account Application.


B. The AUTOMATIC CLEARING HOUSE OPTION permits you to have dividends and capital gain distributions deposited in an Approved Bank Account. In the event your Approved Bank Account is closed, and such distribution is returned to the Funds' dividend disbursing agent, the distribution will be reinvested in your Fund account at the net asset value next determined after the distribution has been returned. If this happens, your Automatic Clearing House Option will be converted to the Automatic Reinvestment Option.



C. The CHECK PAYMENT OPTION allows you to receive a check for a dividend or capital gain distribution, which is mailed either to the designated address, or your Approved Bank Account, early in the month following declaration. If the U.S. Postal Service cannot deliver such checks, or if such checks remain uncashed for six months, those checks will be reinvested in your Fund account at the net asset value next determined after the earlier of the date the checks have been returned to the dividend disbursing agent or the date six months after the payment of such dividend or distribution. If this happens, your Check Payment Option will be converted to the Automatic Reinvestment Option.


The Company takes reasonable efforts to locate investors whose checks are returned or uncashed after six months. The Company forwards moneys to the dividend disbursing agent so that it may issue investors dividend checks under the Check Payment Option. The dividend disbursing agent may benefit from the temporary use of such moneys until these checks clear.

TAXES


Dividends from net investment income and net short-term capital gains, if any, of the Short-Term Government-Corporate Income and Variable Rate Government Funds are taxable as ordinary income to their respective shareholders. The Short-Term Municipal Income Fund's shareholders will not be subject to federal income taxes on any Fund dividends attributable to interest from tax-exempt securities. However, dividends of the Short-Term Municipal Income Fund attributable to interest from taxable securities, and capital gains (if any) will be taxable to shareholders. To the extent any Fund distributes taxable dividends and capital gains, such distributions will be taxable to shareholders, regardless of whether the shareholder takes such distributions in cash or has them automatically reinvested in additional Fund shares. Distributions declared in October, November and December and distributed by the following January will be taxable as if they were paid by December 31. The Funds' dividends will not qualify for the dividends-received deduction allowed to corporate shareholders.


                                                                      PROSPECTUS
--------------------------------------------------------------------------------

Your redemptions (including redemptions in-kind) and exchanges of Fund shares will ordinarily result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the cost of your shares. See "Federal Income Taxes -- Disposition of Fund Shares" in the SAIs.

Foreign shareholders may be subject to different tax treatment, including withholding taxes. See "Federal Income Taxes -- Foreign Shareholders" in the SAIs. In certain circumstances, U.S. residents may also be subject to withholding taxes. See "Federal Income Taxes -- Backup Withholding" in the SAIs.

The foregoing discussion regarding taxes is based on tax laws which were in effect as of the date of this Prospectus and summarizes only some of the important federal tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning; you should consult your tax advisor with respect to your specific tax situation as well as with respect to foreign, state and local taxes. Further federal tax considerations are discussed in the SAI for each Fund.

ORGANIZATION AND CAPITAL STOCK


The Company was incorporated in Maryland on April 27, 1987. All shares of the Company have equal voting rights and are voted in the aggregate, and not by series or class, except where voting by series or class is required by law or where the matter involved affects only one series. The Company may dispense with the annual meeting of shareholders in any fiscal year in which it is not required to elect Directors under the Act; however, at the written request of 10% or more of the holders of the Company's shares, the Board of Directors will call a meeting of shareholders for purposes of voting on removal of a Director or Directors of the Company. A more detailed statement of the voting rights of shareholders is contained in the SAI. All shares of the Company, when issued, will be fully paid and nonassessable.



The Trust was established on August 14, 1991, as a Delaware business trust. The Trust's Declaration of Trust permits the Board of Trustees to issue beneficial interests in the Trust to investors based on their proportionate investments in the Trust. The Board of Trustees of the Trust is responsible for the general management of each Master Portfolio. The Trust currently offers nine series of beneficial interests, including the Short-Term Government-Corporate Income and Short-Term Municipal Income Master Portfolios.


THE MASTER PORTFOLIOS

A Short-Term Fund may withdraw its investment in its corresponding Master Portfolio only if the Board of Directors of the Company determines that it is in the best interests of the Fund and its shareholders to do so. Upon any such withdrawal, the Board of Directors of the Company would consider what action might be taken, including the investment of all the assets of a Short-Term Fund in another pooled investment entity having the same investment objective as the Fund or the hiring of an investment adviser to manage the Fund's assets in accordance with the investment policies described above with respect to the corresponding Master Portfolio.


Whenever a Short-Term Fund, as an interestholder of a corresponding Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters. Each such Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which each such Fund receives no voting instructions will be voted in the same proportion as the votes received from the other shareholders of such Fund. If a Master Portfolio's investment objective or fundamental or non-fundamental policies are changed, the corresponding Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The Fund may also elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its objective. In the latter case, the Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund.



OTHER



On March 14, 1995, certain shareholders of the Variable Rate Government Fund filed a class action lawsuit in the United States District Court for the Southern District of California against the Company, Wells Fargo Bank, Wells Fargo & Company and Stephens. The law suit asserted claims under federal and California securities law and common law relating to alleged misstatements and omissions in the prospectus, reports and marketing materials pertaining to the Fund and derivative claims on behalf of the Fund against Wells Fargo Bank, Wells Fargo & Company and Stephens. On March 10, 1997, the court approved a settlement of the class action and settlement of a derivative claim against the Fund based upon the substantive allegations in the class action. The settlement provides for distribution of a settlement fund to members of the class who do not opt-out of the class and who timely file proof of claim forms, as well as prospective reductions in fees charged by Wells Fargo Bank or Stephens to the Fund. The Fund will not be required to contribute to the settlement fund under the terms of the proposed settlement agreement.


PROSPECTUS
--------------------------------------------------------------------------------

                                                             ---------------------
                                                                   BULK RATE
                                                                  U.S. POSTAGE
                                                                      PAID
                                                                 DALLAS, TEXAS
                                                                Permit No. 1808
                                                             ---------------------


 NOT FDIC INSURED

 For Customer Service or questions about
 your account, call (800) 572-7797


 For more information about the Funds,

 simply call (800) 552-9612


 You may also write the Funds at:


 OVERLAND EXPRESS FUNDS, INC.
 c/o Overland Express
 Shareholder Services
 Wells Fargo Bank, N.A.
 P.O. Box 63084

 San Francisco, California 94163


 CM P 5/97                        LOGO

                                                 OVERLAND EXPRESS FUNDS

                                                 PROSPECTUS
                                                 MAY 1, 1997

                                                 INDEX ALLOCATION FUND

                                                 SMALL CAP STRATEGY FUND


                                                 STRATEGIC GROWTH FUND


                                        LOGO

LOGO

PROSPECTUS DATED MAY 1, 1997

Telephone: (800) 552-9612


Overland Express Funds, Inc. (the "Company") is an open-end, series investment company. This Prospectus contains information about three of the Company's funds -- the INDEX ALLOCATION FUND, the SMALL CAP STRATEGY FUND and the STRATEGIC GROWTH FUND (each, a "Fund" and collectively, the "Funds").



This Prospectus describes the Class A and Class D shares of each Fund.



Investors should read this prospectus carefully and retain it for future reference. It sets forth concisely the information a prospective investor should know before investing in a Fund. Statements of Additional Information ("SAIs") dated May 1, 1997, containing additional and more detailed information about each Fund have been filed with the Securities and Exchange Commission (the "SEC") and are hereby incorporated by reference into this Prospectus. Each Fund's SAI is available without charge and can be obtained by writing the Company at P.O. Box 63084, San Francisco, CA 94163 or by calling the Company at
(800) 552-9612.



The INDEX ALLOCATION FUND seeks to earn over the long term a high level of total investment return (that is, income and capital appreciation combined), consistent with the assumption of reasonable risk, by pursuing an "asset allocation" strategy whereby its investments are allocated, based on changes in market conditions, among three asset classes -- common stocks in the Standard & Poor's Index of 500 Stocks (the "S&P Index"), U.S. Treasury bonds and money market instruments. The Fund is an index allocation fund and is NOT an index fund.



The SMALL CAP STRATEGY FUND (sometimes, the "Small Cap Fund") seeks above-average long-term capital appreciation in order to provide investors with a rate of total return exceeding that of the Russell 2000 Index (before fees and expenses) over a time horizon of three to five years. The Fund seeks to achieve this objective by investing all of its assets in the Small Cap Master Portfolio ( a "Master Portfolio") of Master Investment Trust (the "Trust"), an open-end, series investment company, rather than directly in a portfolio of securities.



The STRATEGIC GROWTH FUND (sometimes, the "Growth Fund") seeks to provide investors with an above-average level of capital appreciation. The Fund seeks to achieve this objective by investing all of its assets in the Capital Appreciation Master Portfolio (collectively, with the Small Cap Master Portfolio, also a "Master Portfolio") of the Trust rather than directly in a portfolio of securities.



Each Master Portfolio has the same investment objective as its corresponding Fund. The performance of each Fund will correspond directly with the performance of its Master Portfolio. References to the investments, investment policies and risks of the Small Cap Strategy and Strategic Growth Funds, unless otherwise indicated, should be understood as references to the investments, investment policies and risks of the corresponding Master Portfolio.


--------------------------------------------------------------------------------

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, WELLS FARGO BANK, N.A., BARCLAYS GLOBAL FUND ADVISORS OR ANY OF THEIR RESPECTIVE AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN A FUND INVOLVES CERTAIN INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


WELLS FARGO BANK IS THE INVESTMENT ADVISER AND ADMINISTRATOR AND PROVIDES CERTAIN OTHER SERVICES TO THE FUNDS AND MASTER PORTFOLIOS FOR WHICH IT IS COMPENSATED. BARCLAYS GLOBAL FUND ADVISORS SERVES AS SUB-ADVISER TO THE INDEX ALLOCATION FUND AND BARCLAYS GLOBAL INVESTORS, N.A. SERVES AS CUSTODIAN TO THE INDEX ALLOCATION FUND. STEPHENS INC., WHICH IS NOT AFFILIATED WITH WELLS FARGO BANK, IS THE SPONSOR, CO-ADMINISTRATOR AND DISTRIBUTOR FOR THE FUNDS.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS



                                                     PAGE

PROSPECTUS SUMMARY.................................    1

SUMMARY OF EXPENSES................................    4

FINANCIAL HIGHLIGHTS...............................    7

INVESTMENT OBJECTIVES AND POLICIES.................   12

INVESTMENT ACTIVITIES..............................   16

MANAGEMENT OF THE FUNDS............................   20

DETERMINATION OF NET ASSET VALUE...................   24

PURCHASE OF SHARES.................................   24

EXCHANGE PRIVILEGES................................   28

REDEMPTION OF SHARES...............................   29

DIVIDENDS AND DISTRIBUTIONS........................   31

TAXES..............................................   31

ORGANIZATION AND CAPITAL STOCK.....................   32


                                                                      PROSPECTUS
--------------------------------------------------------------------------------

PROSPECTUS SUMMARY


The Company, as an open-end investment company, provides a convenient way for you to invest in portfolios of securities selected and supervised by professional management. The following provides information about the Funds.


Q. WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?
A. The INDEX ALLOCATION FUND seeks to earn over the long term a high level of total investment return (that is, income and capital appreciation combined), consistent with the assumption of reasonable risk, by pursuing an "asset allocation" strategy whereby its investments are allocated, based on changes in market conditions, among three asset classes -- common stocks in the S&P Index, U.S. Treasury bonds and money market instruments. The SMALL CAP STRATEGY FUND seeks above-average long-term capital appreciation in order to provide investors with a rate of total return exceeding that of the Russell 2000 Index (before fees and expenses) over a time horizon of three to five years. The STRATEGIC GROWTH FUND seeks to provide investors with an above-average level of capital appreciation.

   See "Investment Objectives and Policies."


Q. WHAT ARE THE FUNDS' PRINCIPAL INVESTMENTS?


A. The INDEX ALLOCATION FUND may invest in three asset classes: common stocks representative of the S&P Index, bonds representative of the Lehman Brothers 20+ Treasury Bond Index and high-quality money market instruments. The Fund seeks to maximize its long-term investment results by shifting its investments periodically among the various asset classes to attempt to achieve a return that is superior to an investment in any single asset class. The Fund does not attempt to replicate the performance of a single index and is NOT an index fund.


   The SMALL CAP STRATEGY FUND seeks to achieve its investment objective by investing all of its assets in the Small Cap Master Portfolio. The Master Portfolio has the same investment objective as the Fund. The Master Portfolio seeks to achieve its investment objective through the active management of a broadly diversified portfolio consisting primarily of growth-oriented common stocks. Under normal market conditions, the Master Portfolio invests primarily in companies whose market capitalizations fall within the capitalization range of companies listed on the Russell 2000 Index. As of July 1996, the capitalization range of companies in the Russell 2000 Index was between $161 million and $1.1 billion. The range is expected to change frequently. The Master Portfolio will sell the common stock of any company in its investment portfolio after such company's market capitalization exceeds $2 billion. The Fund and Master Portfolio are designed to provide above-average capital growth for investors willing to assume above-average risk.

   The Russell 2000 Index is a subset of the larger Russell 3000 Index. The Russell 3000 Index is an index of 3000 small capitalization U.S. companies. The Russell 2000 Index consists of the 2000 smallest companies in the larger Russell 3000 Index.

   The STRATEGIC GROWTH FUND seeks to achieve its investment objective by investing all of its assets in the Capital Appreciation Master Portfolio of the Trust. The Master Portfolio has the same investment objective as the Fund. The Master Portfolio seeks to achieve its investment objective through the active management of a broadly diversified portfolio of equity securities of companies expected to experience strong growth in revenues, earnings and assets. The Fund and Master Portfolio are designed to provide above-average capital growth for investors willing to assume above-average risk.

   The Capital Appreciation Master Portfolio invests primarily in common stocks that are expected by Wells Fargo Bank to have better-than average prospects for appreciation. Under normal market conditions, the Master Portfolio will hold at least 20 common stock issues spread across multiple industry groups and at least 50% of the Master Portfolio's assets will be invested in companies whose market capitalizations at the time of acquisition are within the range of companies listed on the S&P Small Cap 600 Index. As of December 1996, the capitalization range for companies in the S&P Small Cap 600 Index was between $40 million and $2.6 billion. The range of the S&P Small Cap 600 Index is expected to change.

   See "Investment Objectives and Policies" and "Investment Activities."

Q. WHAT ARE SOME OF THE POTENTIAL RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUNDS?

A. Investments in a Fund are not bank deposits or obligations of Wells Fargo Bank, Barclays Global Fund Advisors or Barclays Global Investors, are not insured by the Federal Deposit Insurance Corporation ("FDIC") and are not insured or guaranteed against loss of principal. When the value of the securities that a Fund owns declines, so does the value of your Fund shares. Therefore, you should be


                                                                      PROSPECTUS
--------------------------------------------------------------------------------
   prepared to accept some risk with the money you invest in a Fund.


   The stock investments of the Funds are subject to equity market risk. Equity market risk is the possibility that common stock prices will fluctuate or decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. For the first quarter of 1997, the stock market, as measured by the S&P 500 Index and other commonly used indices, was trading at or close to record levels. There can be no guarantee that these performance levels will continue. The portfolio debt instruments of the Funds are subject to credit and interest rate risk. Credit risk is the risk that issuers of the debt instruments in which the Funds invest may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Funds invest. The value of the Funds' portfolio debt instruments generally changes inversely to market interest rates.



   Because the Index Allocation Fund may shift its investment allocations significantly from time to time, its performance may differ from funds which invest in one asset class or from funds with a stable mix of assets. Further, shifts among asset classes may result in relatively high turnover and transaction (i.e., brokerage commission) costs. Portfolio turnover also can generate short-term capital gains tax consequences. During those periods in which a high percentage of the Index Allocation Fund's portfolio is invested in long-term bonds, the Fund's exposure to interest-rate risk will be greater because the longer maturity of such securities means they are generally more sensitive to changes in market interest rates than shorter-term securities.


   The Small Cap Strategy and Strategic Growth Funds may invest a significant portion of their assets in the securities of smaller and newer issuers. Investments in such companies may present opportunities for capital appreciation because of high potential earnings growth. However, such investments may present greater risks than investments in larger-size companies with more established operating histories, diverse product lines and financial capacity. Securities of small and new companies generally trade less frequently or in limited volume, or only in the over-the-counter market or on a regional securities exchange. As a result, the prices of such securities may be more volatile than those of larger, more established companies and, as a group, these securities may suffer more severe price declines during periods of generally declining equity prices. In addition, the Small Cap and Growth Funds may invest in securities of foreign issuers. Investments in foreign securities involve risks not typically associated with domestic securities. Among other things, they may be less liquid than domestic securities and may be affected by political, social and monetary instability.

   Because the Small Cap Strategy and Strategic Growth Funds engage in active portfolio management, they may experience relatively high turnover and transaction (i.e., brokerage commission) costs. Portfolio turnover also can generate short-term capital gains tax consequences. You should consult your individual tax adviser with respect to your particular tax situation.


   As with all mutual funds, there is no assurance that a Fund will achieve its investment objective. See "Investment Objectives and Policies -- Risk Factors."


Q. WHO MANAGES MY INVESTMENTS?
A. Wells Fargo Bank, as the investment adviser to the Index Allocation Fund and the Master Portfolios, manages your investments. The Company has not retained the services of a separate investment adviser for the Small Cap Strategy and Strategic Growth Funds because these Funds invest all of their assets into the corresponding Master Portfolios. Wells Fargo Bank also provides the Small Cap and Growth Funds with administrative, transfer agency, dividend disbursing agency and custodial services.


   Barclays Global Fund Advisors ("BGFA") serves as sub-adviser to the Index Allocation Fund and receives compensation from Wells Fargo Bank for its sub-advisory services. Barclays Global Investors, N.A. ("BGI") provides the Index Allocation Fund with custodial services. Stephens Inc. ("Stephens") serves as the Funds' sponsor, co-administrator and distributor. See "Management of the Funds."


Q. HOW MAY I PURCHASE SHARES?

A. Shares of each Fund may be purchased on any day the Fund is open. There is a maximum sales load of 4.50% (4.71% of the net amount invested) for purchasing Class A shares of the Funds. Class D shares that are redeemed within a year of purchase are subject to a maximum contingent deferred sales charge of 1.00% of the lesser of net asset value at purchase or net asset value at redemption. Front-end or contingent-deferred sales charges may, in certain cases, be waived or reduced. In most cases, the minimum initial purchase amount for Fund shares is $1,000. The minimum initial purchase amount is $100 for shares purchased through the Systematic Purchase Plan and $250 for shares purchased through qualified retire-


PROSPECTUS
--------------------------------------------------------------------------------
   ment plans. The minimum subsequent purchase amount is $100 or more. You may purchase Fund shares through Stephens, Wells Fargo Bank, as transfer agent (the "Transfer Agent"), or any authorized broker/dealer or financial institution. Purchases of Fund shares may be made by wire directly to the Transfer Agent See "Purchase of Shares."

Q. HOW WILL I RECEIVE DIVIDENDS?

A. Dividends on shares of the Index Allocation Fund are declared and distributed quarterly. Dividends on shares of the Small Cap Strategy and Strategic Growth Funds are declared and distributed annually. Any capital gain distributions are distributed at least annually. Each Fund's dividends and capital gain distributions are automatically reinvested in additional shares of the same class of the Fund, unless you elect to receive distributions by check or to have them deposited in an approved bank account. All reinvestments of dividends and/or capital gain distributions in shares of a Fund are effected at the then current net asset value free of any sales load. In addition, you may elect to reinvest Fund dividends and/or capital gain distributions in shares of the same class of another of the Company's funds with which you have an established account that has met the applicable minimum initial investment requirement. See "Dividends and Distributions."


Q. HOW MAY I REDEEM SHARES?

A. Fund shares may be redeemed on any day the Fund is open upon request to Stephens or the Transfer Agent directly or through any authorized broker/dealer or financial institution. Shares may be redeemed by request in good form in writing or through telephone direction. Proceeds are payable by check or, for shareholders who make prior arrangements, by wire. Accounts maintaining less than the applicable minimum initial purchase amount may be redeemed at the option of the Company. Except for any contingent deferred sales charge which may be applicable upon redemption of Class D shares, the Company does not charge redemption fees. However, the Company reserves the right to impose charges for wiring redemption proceeds. See "Redemption of Shares."


Q. WHAT ARE DERIVATIVES AND DO THE FUNDS USE THEM?

A. Derivatives are financial instruments whose value is derived, at least in part, from the price of another security or a specified asset, index or rate. The Funds use derivatives only to a limited extent in ways that are incidental to their overall strategy. For example, the futures contracts and options on futures contracts that the Index Allocation Fund may purchase are considered derivatives. The Fund may only purchase or sell these contracts or options as substitutes for comparable market positions in the underlying securities. In addition, the Master Portfolios may, from time to time, hold options, warrants or debt instruments that are convertible into (and whose value is, therefore, "derived from") common stocks or may hold derivatives to hedge against an underlying position in a security. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield, duration or value due to their structure or contract terms. See "Investment Activities -- Derivative Securities" for more information on derivatives.


Q. WHAT STEPS ARE TAKEN TO CONTROL DERIVATIVES-RELATED RISKS?
A. Wells Fargo Bank and BGFA use a variety of internal risk management procedures to ensure that derivatives use is consistent with the investment objectives of the Funds, does not expose the Funds to undue risks and is closely monitored. These procedures include providing periodic reports to the Boards of Directors concerning the use of derivatives. Derivatives use also is subject to broadly applicable investment policies. For example, a Fund may not invest more than a specified percentage of its assets in "illiquid securities," including those derivatives that do not have active secondary markets. Nor may certain derivatives be used without establishing adequate "cover" in compliance with SEC rules limiting the use of leverage.

                                                                      PROSPECTUS
--------------------------------------------------------------------------------

SUMMARY OF EXPENSES

SHAREHOLDER TRANSACTION EXPENSES
CLASS A SHARES


                                                                   INDEX           SMALL CAP        STRATEGIC
                                                              ALLOCATION FUND    STRATEGY FUND     GROWTH FUND
Maximum Sales Load on Purchases
 (as a percentage of offering price)........................      4.50%             4.50%             4.50%
Maximum Sales Load on Reinvested Dividends..................       None              None              None
Maximum Sales Load on Redemptions...........................       None              None              None
Exchange Fees...............................................       None              None              None


ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

CLASS A SHARES


                                                                   INDEX            SMALL CAP            STRATEGIC
                                                              ALLOCATION FUND    STRATEGY FUND(1)     GROWTH FUND(1)
Management Fees.............................................       0.70%               0.60%               0.50%
Rule 12b-1 Fees(2)..........................................       0.25%               0.25%               0.25%
Other Expenses (after waivers or reimbursements)(3).........       0.36%               0.50%               0.49%
                                                                   ----                ----                ----
TOTAL FUND OPERATING EXPENSES
 (after waivers or reimbursements)(4).......................       1.31%               1.35%               1.24%
                                                                   ====                ====                ====


---------------

(1) Summarizes expenses charged to the Fund and the Master Portfolio.

(2) Class A shares are subject to either a 0.25% Rule 12b-1 Fee or a 0.25% Administrative Servicing Fee. In no case will a shareholder be charged both 12b-1 and Administrative Servicing Fees, and Total Fund Operating Expenses will not be greater than the amounts shown above because of the combination of such fees. See "Distribution Plans" and "Class A Administrative Servicing Plan."

(3) Other Expenses (before waivers or reimbursements ) for the Index Allocation, Small Cap Strategy and Strategic Growth Funds would be 0.49%, 4.72% and 0.52%, respectively.
(4) Total Fund Operating Expenses (before waivers or reimbursements ) for the Index Allocation, Small Cap Strategy and Strategic Growth Funds would be 1.44%, 5.57% and 1.27%, respectively.

EXAMPLE OF EXPENSES

CLASS A SHARES -- You would pay the following expenses on a $1,000 investment in Class A shares of a Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period indicated:

                            FUND                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
Index Allocation............................................   $58        $85       $114        $196
Small Cap Strategy..........................................   $58        $86       $116        $200
Strategic Growth............................................   $57        $83       $110        $188

PROSPECTUS
--------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES
CLASS D SHARES


                                                                   INDEX           SMALL CAP       STRATEGIC
                                                              ALLOCATION FUND    STRATEGY FUND    GROWTH FUND
Maximum Sales Load on Purchases (as a percentage of offering
 price).....................................................    None               None            None
Maximum Sales Load on Reinvested Dividends..................    None               None            None
Maximum Sales Load on Redemptions
 Redemption during year 1...................................      1.00%             1.00%           1.00%
 Redemption after year 1....................................      0.00%             0.00%           0.00%
Exchange Fees...............................................    None               None            None


ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
CLASS D SHARES


                                                                   INDEX            SMALL CAP          STRATEGIC
                                                              ALLOCATION FUND    STRATEGY FUND(1)    GROWTH FUND(1)
Management Fees.............................................       0.70%               0.60%              0.50%
Rule 12b-1 Fees.............................................       0.75%               0.75%              0.75%
Servicing Fees..............................................       0.25%               0.00%(2)           0.25%
Other Expenses (after waivers or reimbursements)(3).........       0.35%               0.75%              0.50%
                                                                   ----                ----               ----
TOTAL FUND OPERATING EXPENSES (after waivers or
 reimbursements)(4).........................................       2.05%               2.10%              2.00%
                                                                   ====                ====               ====


---------------

(1) Summarizes expenses charged to the Fund and the Master Portfolio.

(2) Servicing Fees (before waivers or reimbursements) for the Small Cap Strategy Fund would be 0.25%.


(3) Other Expenses (before waivers or reimbursements) for the Index Allocation, Small Cap Strategy and Strategic Growth Funds would be 0.50%, 4.70% and 0.52%, respectively.


(4) Total Fund Operating Expenses (before waivers or reimbursements) for the Index Allocation, Small Cap Strategy and Strategic Growth Funds would be 2.20%, 6.30% and 2.02%, respectively.


EXAMPLE OF EXPENSES

CLASS D SHARES -- You would pay the following expenses on a $1,000 investment in Class D shares of the Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period indicated:

                            FUND                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
Index Allocation............................................   $31        $64       $110        $238
Small Cap Strategy..........................................   $31        $66       $113        $243
Strategic Growth............................................   $31        $63       $108        $233


You would pay the following expenses on the same investment in Class D shares of the Fund, assuming no redemption:



                            FUND                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
Index Allocation............................................   $21        $64       $110        $238
Small Cap Strategy..........................................   $21        $66       $113        $243
Strategic Growth............................................   $21        $63       $108        $233



The purpose of the foregoing tables is to assist you in understanding the various costs and expenses that investors in the Funds will pay directly or indirectly. There are no other sales loads, redemption fees or exchange fees charged by the Funds. The Company reserves the right to impose charges for wiring redemption proceeds. The tables do not reflect any charges that may be imposed directly by Shareholder Servicing Agents on their customer accounts in connection with an investment in the Funds.


                                                                      PROSPECTUS
--------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy or sell Fund shares. You are subject to a front-end sales charge on purchases of Class A shares and may be subject to a contingent-deferred sales charge on Class D shares if you redeem such shares within a specified period. In certain instances, you may qualify for a reduction or waiver of the front-end sales charge. See "Purchase of Shares."



ANNUAL FUND OPERATING EXPENSES for each Fund are based on amounts incurred during the most recent fiscal year adjusted to reflect fee waivers and expense reimbursements expected to continue during the current fiscal year. There can be no assurance that voluntary fee waivers and reimbursements will continue. Long-term shareholders of a Fund could pay more in distribution related charges than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD").



EXAMPLE OF EXPENSES is a hypothetical illustration of the expenses associated with a $1,000 investment over the periods shown, based on the expenses in the above tables and an assumed annual rate of return of 5%. This rate of return should not be considered an indication of actual or expected performance of a Fund. The Examples should not be considered a representation of past or future expenses; actual expenses and returns may be greater or less than those shown. See "Management of the Funds" for more complete descriptions of the costs and expenses applicable to the Funds.



With regard to the combined fees and expenses of the Small Cap and Growth Funds and the corresponding Master Portfolios, the Company's Board of Directors has considered whether various costs and benefits of investing all of a Fund's assets in a Master Portfolio rather than directly in a portfolio securities would be more or less than if the Fund invested in portfolio securities directly. The Company's Board believes that the aggregate per share expenses of the Fund will not be more than the expenses incurred by the Fund if the Fund invested directly in the type of securities held by the Master Portfolio. The Board believes that if other investors invest their assets in the Master Portfolio, certain economic efficiencies may be realized with respect to the Master Portfolio. For example, fixed expenses that otherwise would have been borne solely by a Fund would be spread across a larger asset base provided by more than one fund investing in a Master Portfolio. There can be no assurance that these economic efficiencies will be achieved.



In addition to selling its interests to the Small Cap or Growth Funds, a Master Portfolio may sell its interests to other mutual funds or accredited investors. The expenses and corresponding investment returns of other investment options in a Master Portfolio may differ from those of the shares of the Small Cap and Growth Funds. Information regarding these and other investment options in the Master Portfolios may be obtained by calling Stephens at (800) 643-9691.


PROSPECTUS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


The following information has been derived from the Financial Highlights in the Funds' 1996 annual financial statements. The financial statements are incorporated by reference into the SAI for each Fund and have been audited by KPMG Peat Marwick LLP, independent auditors, whose report dated February 14, 1997 also is incorporated by reference into the SAIs. This information should be read in conjunction with each Fund's 1996 annual financial statements and the notes thereto. The reorganization of the Strategic Growth Fund to a master/feeder structure was effective on February 20, 1996, and the financial highlights for the periods presented prior to that date refer only to the prior operating history of the Fund on a stand-alone basis. The SAIs have been incorporated by reference into this Prospectus.


INDEX ALLOCATION FUND
For a Class A Share Outstanding


                                   YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      PERIOD
                                  ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                                 DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,
                                   1996       1995       1994       1993       1992       1991       1990       1989     1988(1)
                                 --------   --------   --------   --------   --------   --------   --------   --------   --------
Net asset value, beginning of
 period........................  $ 13.76    $ 10.67    $ 11.90    $ 11.45    $ 11.95    $ 10.31    $ 10.39    $ 10.17    $ 10.00
Income from investment
 operations:
Net investment income..........     0.29       0.28       0.31       0.30       0.47       0.57       0.63       0.67       0.28
Net realized and unrealized
 gain (loss) on investments....     2.02       3.42      (0.39)      1.12       0.36       1.51       0.10       0.33       0.18
                                 -------    -------    -------    -------    -------    -------    -------    -------    -------
Total from investment
 operations....................     2.31       3.70      (0.08)      1.42       0.83       2.08       0.73       1.00       0.46
Less distributions:
Dividends from net investment
 income........................    (0.29)     (0.28)     (0.31)     (0.30)     (0.63)     (0.44)     (0.61)     (0.63)     (0.27)
Distributions from net realized
 gain..........................    (1.79)     (0.33)     (0.84)     (0.67)     (0.70)      0.00      (0.20)     (0.15)     (0.02)
                                 -------    -------    -------    -------    -------    -------    -------    -------    -------
Total from distributions.......    (2.08)     (0.61)     (1.15)     (0.97)     (1.33)     (0.44)     (0.81)     (0.78)     (0.29)
                                 -------    -------    -------    -------    -------    -------    -------    -------    -------
Net asset value, end of
 period........................  $ 13.99    $ 13.76    $ 10.67    $ 11.90    $ 11.45    $ 11.95    $ 10.31    $ 10.39    $ 10.17
                                 =======    =======    =======    =======    =======    =======    =======    =======    =======
Total return (not
 annualized)(2)................    17.04%     34.71%     0.68%      12.54%      7.44%     20.69%      7.08%     10.23%      4.60%
Ratios/supplemental data:
Net assets, end of period
 (000).........................  $60,353    $52,007    $40,308    $53,124    $41,165    $38,663    $27,689    $23,814    $13,220
Number of shares outstanding
 (000).........................    4,313      3,778      3,779      4,465      3,596      3,235      2,686      2,293      1,300
Ratios to average net assets
 (annualized):
Ratio of expenses to average
 net assets....................     1.31%      1.30%     1.30%       1.36%      1.25%      1.38%      1.59%      1.76%      1.76%
Ratio of net investment income
 to average net assets.........     2.06%      2.07%     2.41%       2.64%      4.08%      5.23%      6.01%      6.44%      4.69%
Portfolio turnover.............       67%        47%       50%         53%        38%        18%        94%        62%       200%
Average commission rate
 paid(3).......................  $0.0227        N/A        N/A        N/A        N/A        N/A        N/A        N/A        N/A
Ratio of expenses to average
 net assets prior to waived
 fees and reimbursed
 expenses......................     1.44%      1.35%     1.38%       1.47%      1.71%      1.56%      1.74%      2.37%      3.02%
Ratio of net investment income
 to average net assets prior to
 waived fees and reimbursed
 expenses......................     1.93%      2.02%     2.33%       2.53%      3.62%      5.05%      5.86%       N/A        N/A


---------------

(1) The Class A shares of the Index Allocation Fund commenced operations as the shares of the Asset Allocation Fund on April 7, 1988. The Fund changed its name to "Index Allocation Fund" in February of 1997.
(2) Total returns do not include any sales charges.
(3) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

                                                                      PROSPECTUS
--------------------------------------------------------------------------------

INDEX ALLOCATION FUND
For a Class D Share Outstanding


                                                                YEAR        YEAR        YEAR       PERIOD
                                                               ENDED       ENDED       ENDED       ENDED
                                                              DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,
                                                                1996        1995        1994      1993(1)
                                                              --------    --------    --------    --------
Net asset value, beginning of period........................  $ 17.10     $ 13.26      $14.75      $15.00
Income from investment operations:
Net investment income.......................................     0.22        0.20        0.25        0.07
Net realized and unrealized gain (loss) on investments......     2.54        4.24       (0.45)       0.61
                                                              -------     -------      ------      ------
Total from investment operations............................     2.76        4.44       (0.20)       0.68
Less distributions:
Dividends from net investment income........................    (0.22)      (0.20)      (0.25)      (0.10)
Distributions from net realized gain........................    (2.22)      (0.40)      (1.04)      (0.83)
                                                              -------     -------      ------      ------
Total from distributions....................................    (2.44)      (0.60)      (1.29)      (0.93)
                                                              -------     -------      ------      ------
Net asset value, end of period..............................  $ 17.42     $ 17.10      $13.26      $14.75
                                                              =======     =======      ======      ======
Total return (not annualized)(2)............................    16.37%      33.72%      (1.38)%      4.56%
Ratios/supplemental data:
Net assets, end of period (000).............................  $24,655     $16,075      $9,798      $8,996
Number of shares outstanding (000)..........................    1,415         940         739         610
Ratios to average net assets (annualized):
Ratio of expenses to average net assets.....................     2.05%       2.05%       2.01%       0.96%
Ratio of net investment income to average net assets........     1.35%       1.30%       1.75%       0.53%
Portfolio turnover..........................................       67%         47%         50%         53%
Average commission rate paid(3).............................  $0.0227         N/A         N/A         N/A
Ratio of expenses to average net assets prior to waived
 fees and reimbursed expenses...............................     2.20%       2.17%       2.20%       1.12%
Ratio of net investment income to average net assets prior
 to waived fees and reimbursed expenses.....................     1.20%       1.18%       1.56%       0.37%


---------------

(1) The Class D shares of the Index Allocation Fund commenced operations as the Class D shares of the Asset Allocation Fund on July 1, 1993. The Fund changed its name to "Index Allocation Fund" in February of 1997.
(2) Total returns do not include any sales charges.
(3) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.

PROSPECTUS
--------------------------------------------------------------------------------

SMALL CAP STRATEGY FUND
For a Share Outstanding


                                                                  CLASS A             CLASS D
                                                                PERIOD ENDED        PERIOD ENDED
                                                              DEC. 31, 1996(1)    DEC. 31, 1996(1)
                                                              ----------------    ----------------
Net asset value, beginning of period........................      $  10.00            $ 10.00
Income from investment operations:
Net investment income (loss)................................         (0.01)             (0.02)
Net realized and unrealized gain (loss) on investments......          0.05               0.03
                                                                  --------            -------
Total from investment operations............................          0.04               0.01
Total from distributions....................................          0.00               0.00
                                                                  --------            -------
Net asset value, end of period..............................      $  10.04            $ 10.01
                                                                  ========            =======
Total return (not annualized)*..............................          0.40%              0.10%
Ratios/supplemental data:
Net assets, end of period (000).............................      $  2,935            $ 1,627
Number of shares outstanding (000)..........................           292                162
Ratios to average net assets (annualized):
Ratio of expenses to average net assets(2)..................          1.41%              2.16%
Ratio of net investment income (loss) to average net
 assets(2)..................................................         (0.40)%             1.12%
Portfolio turnover(3).......................................            28%                28%
Average commission rate paid(4).............................      $ 0.0775            $0.0775
Ratio of expenses to average net assets prior to waived
 fees and reimbursed expenses(2)............................          5.57%              6.30%
Ratio of net investment income to average net assets prior
 to waived fees and reimbursed expenses(2)..................         (4.56)%            (5.26)%


---------------

(1) The Class A and Class D shares of the Small Cap Strategy Fund commenced operations on September 16, 1996.
(2) This ratio includes income and expenses charged to the Small Cap Master Portfolio.
(3) Reflects the portfolio turnover and average commission rates for the Small Cap Master Portfolio.
(4) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.
 *  Total returns do not include any sales charges.

                                                                      PROSPECTUS
--------------------------------------------------------------------------------

STRATEGIC GROWTH FUND

For a Class A Share Outstanding



                                                                YEAR          YEAR        YEAR       PERIOD
                                                               ENDED         ENDED       ENDED       ENDED
                                                              DEC. 31,      DEC. 31,    DEC. 31,    DEC. 31,
                                                                1996          1995        1994      1993(1)
                                                              --------      --------    --------    --------
Net asset value, beginning of period........................  $  16.82      $ 13.29     $ 13.20     $ 10.00
Income from investment operations:
Net investment income (loss)................................     (0.03)       (0.04)      (0.11)      (0.03)
Net realized and unrealized gain (loss) on investments......      1.77         5.66        0.67        3.68
                                                              --------      -------     -------     -------
Total from investment operations............................      1.74         5.62        0.56        3.65
Less distributions:
Dividends from net investment income........................      0.00         0.00        0.00       (0.03)
Distributions from net realized gain........................     (0.14)       (2.09)      (0.33)      (0.41)
                                                              --------      -------     -------     -------
Tax return of capital.......................................      0.00         0.00       (0.14)      (0.01)
                                                              --------      -------     -------     -------
Total from distributions....................................     (0.14)       (2.09)      (0.47)      (0.45)
                                                              --------      -------     -------     -------
Net asset value, end of period..............................  $  18.42      $ 16.82     $ 13.29     $ 13.20
                                                              ========      =======     =======     =======
Total return (not annualized)*..............................     10.32%       42.51%       4.23%      36.56%
Ratios/supplemental data:
Net assets, end of period (000).............................  $131,226      $59,016     $26,744     $25,413
Number of shares outstanding (000)..........................     7,124        3,508       2,013       1,926
Ratios to average net assets (annualized):
Ratio of expenses to average net assets.....................      1.24%(2)     1.28%       1.20%       0.66%
Ratio of net investment income (loss) to average net
 assets.....................................................     (0.82)%(2)   (0.76)%     (0.81)%     (0.01)%
Portfolio turnover..........................................        10%(3)      171%        149%        182%
Average commission rate paid(4).............................  $ 0.0760(3)       N/A         N/A         N/A
Ratio of expenses to average net assets prior to waived
 fees and reimbursed expenses...............................      1.27%(2)     1.38%       1.55%       1.64%
Ratio of net investment income to average net assets prior
 to waived fees and reimbursed expenses.....................     (0.85)%(2)   (0.86)%     (1.16)%     (0.99)%


---------------
(1) The Class A shares of the Strategic Growth Fund commenced operations on January 20, 1993.
(2) This ratio includes income and expenses charged to the Capital Appreciation Master Portfolio.

(3) The portfolio turnover and average commission rates for the Capital Appreciation Master Portfolio for the period from its inception on February 20, 1996 to December 31, 1996, were 137% and $0.0781, respectively. The portfolio turnover and average commission rates shown in the table for the Strategic Growth Fund reflect the stand alone period from January 1, 1996 to February 19, 1996, before the Fund converted to a feeder fund of the Master Portfolio.

(4) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.
 *  Total returns do not include any sales charges.

PROSPECTUS
--------------------------------------------------------------------------------

STRATEGIC GROWTH FUND
For a Class D Share Outstanding

                                                                YEAR          YEAR        YEAR       PERIOD
                                                               ENDED         ENDED       ENDED       ENDED
                                                              DEC. 31,      DEC. 31,    DEC. 31,    DEC. 31,
                                                                1996          1995        1994      1993(1)
                                                              --------      --------    --------    --------
Net asset value, beginning of period........................  $  20.79      $ 16.54     $ 16.55     $ 15.00
Income from investment operations:
Net investment income (loss)................................     (0.08)       (0.16)      (0.24)      (0.43)
Net realized and unrealized gain (loss) on investments......      2.05         6.99        0.81        2.51
                                                              --------      -------     -------     -------
Total from investment operations............................      1.97         6.83        0.57        2.08
Less distributions:
Dividends from net investment income........................      0.00         0.00        0.00        0.00
Distributions from net realized gain........................     (0.17)       (2.58)      (0.40)      (0.53)
                                                              --------      -------     -------     -------
Tax return of capital.......................................      0.00         0.00       (0.18)       0.00
                                                              --------      -------     -------     -------
Total from distributions....................................     (0.17)       (2.58)      (0.58)      (0.53)
                                                              --------      -------     -------     -------
Net asset value, end of period..............................  $  22.59      $ 20.79     $ 16.54     $ 16.55
                                                              ========      =======     =======     =======
Total return (not annualized)*..............................      9.46%       41.54%       3.46%      13.84%
Ratios/supplemental data:
Net assets, end of period (000).............................  $ 55,063      $26,326     $15,335     $11,932
Number of shares outstanding (000)..........................     2,437        1,266         927         721
Ratios to average net assets (annualized):
Ratio of expenses to average net assets.....................      2.00%(2)     2.02%       1.95%       0.61%
Ratio of net investment income (loss) to average net
 assets.....................................................     (1.58)%(2)   (1.49)%     (1.56)%     (1.00)%
Portfolio turnover..........................................        10%(3)      171%        149%        182%
Average commission rate paid(4).............................  $ 0.0760(3)       N/A         N/A         N/A
Ratio of expenses to average net assets prior to waived fees
 and reimbursed expenses....................................      2.02%(2)     2.09%       2.23%       2.14%
Ratio of net investment income to average net assets prior
 to waived fees and reimbursed expenses.....................     (1.60)%(2)   (1.56)%     (1.84)%     (2.53)%

---------------

(1) The Class D shares of the Strategic Growth Fund commenced operations on July 1, 1993.
(2) This ratio includes income and expenses charged to the Capital Appreciation Master Portfolio.

(3) The portfolio turnover and average commission rates for the Capital Appreciation Master Portfolio for the period from its inception on February 20, 1996 to December 31, 1996, were 137% and $0.0781, respectively. The portfolio turnover and average commission rates shown in the table for the Strategic Growth Fund reflect the stand alone period from January 1, 1996 to February 19, 1996, before the Fund converted to a feeder fund of the Master Portfolio.

(4) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. This amount may vary from period to period and fund to fund depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ.
 *  Total returns do not include any sales charges.

                                                                      PROSPECTUS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES AND POLICIES


Set forth below is a description of the investment objectives and related policies of the Funds. As with all mutual funds, there is no assurance that a Fund will achieve its investment objective.



The INDEX ALLOCATION FUND seeks to earn over the long term a high level of total investment return (that is, income and capital appreciation combined), consistent with the assumption of reasonable risk, by pursuing an "asset allocation" strategy whereby its investments are allocated, based on changes in market conditions, among three asset classes -- common stocks in the S&P Index, U.S. Treasury bonds and money market instruments.(1)



The Index Allocation Fund is a diversified portfolio. Under normal market conditions, it allocates at least 65% of its portfolio to stocks representative of the S&P Index, bonds representative of the Lehman Brothers 20+ Treasury Bond Index (the "LBT Bond Index"), or a combination of both indices. The LBT Bond Index is an unmanaged index comprised of U.S. Treasury securities with remaining maturities of twenty years or more. The portion of the Fund's portfolio allocated to bonds is invested so as to replicate the performance characteristics of the LBT Bond Index. The Fund also may allocate a portion of its portfolio to money market instruments. Whenever more than 20% of the Fund's portfolio is allocated to money market instruments, such instruments will consist of U.S. Treasury bills and/or a broadly diversified range of money market instruments. The Fund allocates its investments among common stocks representative of the S&P Index, bonds representative of the LBT Index and money market instruments and is therefore an index allocation fund. It does not attempt to replicate the performance of a single index and is NOT an index fund.


The Index Allocation Fund's allocation strategy is based upon the premise that, from time to time, certain asset classes are more attractive long-term investments than others and, accordingly, that timely shifts among common stocks, U.S. Treasury bonds with maturities of 20 to 30 years and money market instruments, as determined by their relative over-valuation or under-valuation, can produce superior investment returns.

To the extent the Index Allocation Fund's assets are allocated to replicate the S&P Index or the LBT Bond Index (each, an "Index"), the Fund will attempt to maintain under normal market conditions a correlation of at least 95% between the total return of such assets (before fees and expenses) and the total return of the relevant Index. The Fund's sub-adviser will monitor the correlation of the Fund's portfolio to the relevant Index and will adjust the Fund's portfolio to the extent necessary to maintain at least a 95% correlation to such Index. If a particular industry grows to represent more than 25% of the S&P Index, the Fund may, consistent with its concentration policy (as set forth in its SAI) continue to invest in all industry components of the S&P Index.


In an attempt to more closely replicate the total return of the portfolio assets allocated to replicate an Index, the Index Allocation Fund may engage in the purchase and sale of options, futures contracts and related instruments, and may participate in interest rate and index swaps. Each of these transactions involves risks to the Fund. See "Additional Permitted Investment Activities" in the Fund's SAI.



Use of Investment Model. BGFA, as sub-adviser to the Fund, uses a proprietary investment model to determine the appropriate mix of asset classes within the Fund's portfolio in accordance with the investment objective, policies and restrictions set forth herein and in the Fund's SAI. The investment model was originally developed in 1973 and is continually refined and updated. As of January 1, 1997, investments totaling approximately $32 billion were managed by BGFA and its affiliates using this investment model. The investment model analyzes extensive financial data from numerous sources, and, based on such data, recommends a portfolio among common stocks, U.S. Treasury bonds and money market instruments.


The principal financial data used by BGFA in connection with the investment model currently are: (i) consensus estimates of the earnings, dividends and payout ratios on a broad cross-section of common stocks as reported by independent financial reporting services that survey over 1,000 Wall Street analysts; (ii) the estimated current yield to maturity on new long-term corporate bonds rated "AA" by Standard & Poor's Corporation ("S&P") or on long-term U.S. Treasury bonds; (iii) the present yield on money market instruments; (iv) the historical standard statistical deviation in investment return for each class of assets; and (v) the historical standard statistical correlation of investment return among the various asset classes.


The investment model has broad latitude to allocate and reallocate the assets in the Index Allocation Fund's portfolio. The investment model recommends allocations among each asset class in 5% increments only. Any reallocation will be implemented in accordance with trading policies that have been de-


---------------

(1) The S&P Index is an unmanaged index of stocks comprised of 500 industrial, financial, utility and transportation companies. "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)" and "Standard & Poor's 500(R)" are trademarks of McGraw-Hill, Inc. and have been licensed. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

PROSPECTUS
--------------------------------------------------------------------------------
signed to take advantage of market opportunities and to reduce transaction costs. Notwithstanding any recommendation of the investment model to the contrary, the Fund generally maintains at least that portion of its assets in money market instruments reasonably considered necessary to meet redemption requirements. The Fund's investments are compared from time to time to the investment model's recommendations. Recommended reallocations are implemented subject to BGFA's assessment of current economic conditions and investment opportunities. BGFA may change from time to time the criteria and methods it uses to implement the recommendations of the model. The overall management of the Fund is based on the recommendations of the investment model, and no person is primarily responsible for recommending the mix of asset classes in the Fund's portfolio or the mix of securities within the asset classes. Decisions relating to the investment model are made by BGFA's investment committee.



The SMALL CAP STRATEGY FUND seeks above-average long-term capital appreciation in order to provide investors with a rate of total return exceeding that of the Russell 2000 Index (before fees and expenses) over a time horizon of three to five years.



The Small Cap Strategy Fund is designed to provide above-average capital growth for investors willing to assume above-average risk. The Fund seeks to achieve its investment objective by investing all of its assets in the Small Cap Master Portfolio, which has the same investment objective as the Fund. The Master Portfolio seeks to achieve its investment objective through the active management of a broadly diversified portfolio of growth-oriented common stocks.


Under normal market conditions, the Master Portfolio invests primarily in companies whose market capitalizations fall within the capitalization range of the companies included in the Russell 2000, although it may sometimes invest in companies with capitalizations greater or less than these amounts. As of July 1996, the capitalization range of companies in the Russell 2000 was between $161 million and $1.1 billion. The range is expected to change frequently. The Master Portfolio will sell the common stock of any company in its investment portfolio after such company's market capitalization exceeds $2 billion. The Master Portfolio invests primarily in common stocks of domestic and foreign companies believed by Wells Fargo Bank, as investment adviser, to be characterized by new or innovative products, services or processes and to have above-average prospects for capital appreciation.

Under normal market conditions, the Small Cap Master Portfolio holds at least 20 common stock issues spread across multiple industry groups and sectors of the economy. The majority of these holdings consist of smaller capitalization companies, established growth companies and turnaround or acquisition candidates. The Master Portfolio may invest in securities through initial public offerings of companies whose securities have been offered to the general public for three months or less ("IPOs") and may invest in securities of start-up companies and other newer issuers. It is expected that no more than 20% of the Master Portfolio's assets will be invested in these highly aggressive issues at one time. The Master Portfolio also may invest in securities of foreign governmental or private issuers and in securities of issuers in emerging or less-developed markets. The Master Portfolio may invest up to 25% of its assets in American Depositary Receipts and similar instruments.


Under normal market conditions, up to 5% of the Small Cap Master Portfolio's net assets will be invested in convertible debt securities that are not either rated in the four highest rating categories by one or more nationally recognized statistical rating organizations ("NRSROs"), such as Moody's Investor Service, Inc. ("Moody's") or S&P, or unrated securities determined by Wells Fargo Bank to be of comparable quality. Securities rated in the fourth highest rating category (i.e., rated "BBB" by S&P or "Baa" by Moody's) are regarded by S&P as having an adequate capacity to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make such repayments. Moody's considers such securities as having speculative characteristics.


From time to time, Wells Fargo Bank may determine that conditions in the securities markets make pursuing the Small Cap Master Portfolio's basic investment strategy inconsistent with the best interests of the Master Portfolio's investors. At such times, Wells Fargo Bank may use temporary alternative strategies, primarily designed to reduce fluctuations in the value of the Master Portfolio's assets. In implementing these temporary "defensive" strategies, the Master Portfolio may invest in preferred stock or investment-grade debt securities and in money market securities. It is expected that these temporary "defensive" investments will not exceed 33% of the Fund's total assets.

WELLS FARGO BANK, AS INVESTMENT ADVISER, RESERVES THE RIGHT TO CLOSE THE SMALL CAP STRATEGY FUND TO NEW INVESTORS AT ITS DISCRETION AND MAY REOPEN AND CLOSE THE FUND THEREAFTER TO NEW INVESTORS. IF THE FUND IS CLOSED, SHAREHOLDERS WHO MAINTAIN OPEN ACCOUNTS WITH THE FUND MAY MAKE ADDITIONAL INVESTMENTS IN THE FUND.


The STRATEGIC GROWTH FUND seeks to provide investors with an above-average level of capital appreciation.



The Strategic Growth Fund is designed to provide above-average capital growth for investors willing to assume above-average risk. The Fund seeks to achieve its investment objective by investing all of its assets in the Capital Appreciation Master Portfolio, which has the same investment objective as the Fund. The Master


                                                                      PROSPECTUS
--------------------------------------------------------------------------------

Portfolio seeks to achieve its objective through the active management of a broadly-diversified portfolio of equity securities of companies expected to experience strong growth in revenues, earnings and assets.

Under normal market conditions, the Master Portfolio invests primarily in equity securities that Wells Fargo Bank, as investment adviser, believes have better-than-average prospects for appreciation. Though the Growth Fund may hold a number of larger capitalization stocks, under normal market conditions more than 50% of the Fund's total assets will be invested in companies whose market capitalizations at the time of acquisition are within the range of companies listed on the S&P Small Cap 600 Index. As of December 1996, the capitalization range of companies in the S&P Small Cap 600 Index was between $40 million and $2.6 billion. The range of the S&P Small Cap 600 Index is expected to change. The Master Portfolio may invest in companies with a market capitalization under $40 million or over $2.6 billion if Wells Fargo Bank believes such investments to be in the best interest of the Master Portfolio.

Under normal market conditions, the Master Portfolio will hold at least 20 common stock issues spread across multiple industry groups, with the majority of these holdings consisting of established growth companies, turnaround or acquisition candidates, or attractive larger capitalization companies. The Master Portfolio also may invest up to 25% of its assets in American Depositary Receipts ("ADRs") and similar instruments and may invest up to 15% of its assets in equity securities of companies in emerging or less developed markets. Additionally, it is expected that the Master Portfolio will from time to time acquire securities through initial public offerings, and will acquire and hold common stocks of smaller and newer issuers. It is expected that no more than 40% of the Master Portfolio's assets will be invested in these highly aggressive issues at one time.


Under ordinary market conditions, at least 65% of the value of the Master Portfolio's total assets will be invested in common stocks and in securities which are convertible into common stocks that Wells Fargo Bank, as investment adviser, believes have better-than-average prospects for appreciation. The Master Portfolio also may invest in convertible debt securities. At most, 5% of the Master Portfolio's net assets will be invested in convertible debt securities that are either not rated in the four highest rating categories by one or more NRSROs, such as Moody's or S&P, or unrated securities determined by Wells Fargo Bank to be of comparable quality. Securities rated in the fourth lowest rating category (i.e., rated "BBB" by S&P or "Baa" by Moody's) are regarded by S&P as having an adequate capacity to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make such repayments. Moody's considers such securities as having speculative characteristics.



From time to time, Wells Fargo Bank may determine that conditions in the securities markets make pursuing the Master Portfolio's basic investment strategy inconsistent with the best interests of the Master Portfolio's investors. At such times, Wells Fargo Bank may use temporary alternative strategies, primarily designed to reduce fluctuations in the value of the Master Portfolio's assets. In implementing these temporary "defensive" strategies, the Master Portfolio may invest in preferred stock or investment-grade debt securities that are convertible into common stock and in money market securities. It is expected that these temporary "defensive" investments will not exceed 30% of the Master Portfolio's total assets.



INVESTMENT POLICIES

The investment objectives of the Funds, as set forth above, are fundamental; that is, they may not be changed without approval by the vote of the holders of a majority of the Fund's outstanding voting securities, as described under "Capital Stock" in the SAI. If the Board of Directors determines, however, that the Fund's investment objective can best be achieved by a substantive change in a non-fundamental investment policy or strategy, the Company may make such change without shareholder approval and will disclose any such material changes in the then current prospectus.

As matters of fundamental policy, the Index Allocation Fund may: (i) borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such borrowing exists); (ii) make loans of portfolio securities; (iii) invest up to 10% of the current value of its net assets in repurchase agreements having maturities of more than seven days, restricted securities and illiquid securities; and (iv) invest up to 10% of the current value of its net assets in fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days.


As matters of fundamental policy, the Small Cap Strategy and Strategic Growth Funds may: (i) not purchase securities of any issuer (except U.S. Government obligations) if as a result, with respect to 75% of the Fund's assets, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer; (ii) borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such


PROSPECTUS
--------------------------------------------------------------------------------
outstanding borrowings exceed 5% of its net assets); (iii) make loans of portfolio securities in accordance with its investment policies; and (iv) not invest 25% or more of its assets (i.e., concentrate) in any particular industry, except that the Fund may invest 25% or more of its assets in U.S. Government obligations. With respect to fundamental investment policy (iii) above, the Fund does not intend to make loans of its portfolio securities during the coming year.

As matters of non-fundamental policy, the Small Cap Strategy and Strategic Growth Funds may invest up to 15% of the current value of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days. Disposing of illiquid or restricted securities may involve additional costs and require additional time.

RISK FACTORS
Investments in a Fund are not bank deposits or obligations of Wells Fargo Bank, are not insured by the FDIC and are not insured against loss of principal. When the value of the securities that a Fund owns declines, so does the value of your Fund shares. You should be prepared to accept some risk with the money you invest in a Fund.


The portfolio equity securities of the Funds are subject to equity market risk. Equity market risk is the risk that stock prices will fluctuate or decline over short or even extended periods. For the first quarter of 1997, the stock market, as measured by the S&P 500 Index and other commonly used indices, was trading at or close to record levels. There can be no guarantee that these performance levels will continue. The portfolio debt instruments of the Funds are subject to credit and interest-rate risk. Credit risk is the risk that issuers of the debt instruments in which the Funds invest may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Funds invest and hence the value of your investment in a Fund.



The market value of the Funds' investment in fixed-income securities will change in response to various factors, such as changes in interest rates and the financial strength of each issuer. During periods of falling interest rates, the value of fixed-income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater price fluctuation than obligations with shorter maturities. Fluctuations in the market value of fixed income securities can be reduced, but not eliminated, by variable and floating rate features.



Securities rated in the fourth highest rating category are regarded by S&P as having an adequate capacity to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make such repayments. Moody's considers such securities as having speculative characteristics. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. Securities rated below the fourth highest rating category (sometimes called "junk bonds") are often considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's credit-worthiness. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty.



There may be some additional risks associated with the Small Cap and Growth Funds' investments in smaller and/or newer companies because such companies' shares tend to be less liquid than securities of larger companies. Further, shares of small and new companies are generally more sensitive to purchase and sale transactions and changes in the issuer's financial condition and, therefore, the prices of such stocks may be more volatile than those of larger company stocks and may be subject to more abrupt price movements than securities of larger companies. The equity securities in the Small Cap and Growth Fund's portfolios may have some of the following characteristics: low or no dividends; smaller market capitalizations (less than $1 billion); newly public companies (i.e., recent initial public offering); less market liquidity; relatively short operating histories; aggressive capitalization structures (including high debt levels); and involvement in rapidly growing/changing industries and/or new technologies.


The Small Cap and Growth Funds may invest in securities of foreign issuers. These investments involve certain considerations that are not typically associated with investing in domestic securities. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, interest may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political, social and monetary instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

                                                                      PROSPECTUS
--------------------------------------------------------------------------------

There are special risks relating to the Small Cap and Growth Funds' investments in emerging-market countries. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries may still have obsolete financial systems, economic problems or archaic legal systems. In addition, many of these nations are experiencing political and social uncertainties. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid.


Illiquid securities, which may include certain restricted securities, may be difficult to sell promptly at an acceptable price. Certain restricted securities may be subject to legal restrictions on resale. Delay or difficulty in selling securities may result in a loss or be costly to the Funds.


The adviser may use certain derivative investments or techniques, such as buying and selling options and futures contracts and entering into currency exchange contracts or swap agreements, to adjust the risk and return characteristics of a Fund's investments. Derivatives are financial instruments whose value is derived, at least in part, from the price of another security or a specified asset, index or rate. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield, duration or value due to their structure or contract terms. If the adviser judges market conditions incorrectly, the use of certain derivatives could result in a loss, regardless of the adviser's intent in using the derivatives.



The Small Cap and Growth Funds pursue an active trading investment strategy, and the length of time a Fund has held a particular security is not generally a consideration in investment decisions. Accordingly, the portfolio turnover rate for such Fund may be higher than that of other funds that do not pursue an active trading investment strategy. Portfolio turnover generally involves some expense to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gains tax consequences.



As with all mutual funds, there is no assurance that the Funds will achieve their investment objectives. See each Fund's SAI for additional information.


INVESTMENT ACTIVITIES

Set forth below is a more detailed description of the Funds' permissible investments. References to the investments, investment policies and risks of the Small Cap Fund and the Growth Fund, unless otherwise indicated, should be understood as references to the investments, investment policies and risks of the corresponding Master Portfolio. For additional information, see "Additional Permitted Investment Activities" in each Fund's SAI.

FOREIGN OBLIGATIONS AND SECURITIES

The Small Cap and Growth Funds each may invest up to 25% of its assets in securities of foreign companies and foreign governmental issuers through American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), International Depositary Receipts ("IDRs") and Global Depositary Receipts ("GDRs") or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company, that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe. The Index Allocation Fund may invest up to 25% of its assets in high-quality, short-term debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars. See "Risk Factors".


EMERGING MARKET SECURITIES
The Small Cap and Growth Funds each may invest up to 15% of its assets in equity securities of companies in "emerging markets." The Funds consider countries with emerging markets to include the following: (i) countries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low- to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World Bank); and (iii) countries listed in World Bank publications as developing. The adviser may invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. The

PROSPECTUS
--------------------------------------------------------------------------------
adviser believes that investments in equity securities of emerging market issuers offer significant potential for long-term capital appreciation.

Equity securities of emerging market issuers may include common stock, preferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity interests in foreign investment funds or trusts and real estate investment trust securities. The Small Cap and Growth Funds may invest in ADRs, CDRs, GDRs, EDRs, and IDRs of such issuers. Emerging market countries include, but are not limited to:
Argentina, Brazil, Chile, China, the Czech Republic, Columbia, Ecuador, Greece, Hong Kong, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Portugal, Peru, Russia, Singapore, South Africa, Thailand, Taiwan and Turkey. A company is considered in a country, market or region if it conducts its principal business activities in the country, market or region, namely, if it derives a significant portion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in such country, market or region or has at least 50% of its assets situated in such country, market or region.

PRIVATELY ISSUED SECURITIES (RULE 144A)
The Small Cap and Growth Funds each may invest in privately issued securities that may be resold in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued securities that are determined by Wells Fargo Bank to be "illiquid" will be subject to each Master Portfolio's policy of not investing more than 15% of its net assets in illiquid securities.

CORPORATE REORGANIZATIONS
The Small Cap and Growth Funds may invest in securities for which a tender or exchange offer has been made or announced, and in securities of companies for which a merger, consolidation, liquidation or similar reorganization proposal has been announced if, in the judgment of Wells Fargo Bank, there is a reasonable prospect of capital appreciation significantly greater than the added portfolio turnover expenses inherent in the short term nature of such transactions. The principal risk associated with such investments is that such offers or proposals may not be consummated within the time and under the terms contemplated at the time of the investment, in which case, unless such offers or proposals are replaced by equivalent or increased offers or proposals which are consummated, the Funds may sustain a loss.

FLOATING- AND VARIABLE-RATE INSTRUMENTS
The Funds may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such obligations. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend securities from their portfolios to brokers, dealers and financial institutions (but not individuals) in order to increase the return on such Fund's portfolio. The value of the loaned securities may not exceed one-third of a Fund's total assets and loans of portfolio securities are fully collateralized based on values that are market-to-market daily. The Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. The Funds may pay reasonable administrative and custodial fees in connection with loans of portfolio securities and may pay a portion of the interest or fee earned thereon to the borrower or a placing broker. See "Additional Permitted Investment Activities" in the SAI for additional information.


REPURCHASE AGREEMENTS
The Funds may enter into repurchase transactions in which the seller of a security to a Fund agrees to repurchase that security from such Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. A Fund may enter into repurchase agreements only with respect to securities which could otherwise be purchased by the Fund, and all repurchase agreements must be collateralized. A Fund may incur a loss on a repurchase transaction if the seller defaults and the value of the underlying collateral declines or is otherwise limited or if receipt of the security or collateral is delayed. The Funds also may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.

MONEY MARKET INSTRUMENTS
The Funds may invest in the following types of high-quality money market instruments that have remaining maturities not exceeding one year: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the

                                                                      PROSPECTUS
--------------------------------------------------------------------------------

Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "P-1" by Moody's or "A-1" or "A-1+" by S&P; and in the case of the Index Allocation Fund (iv) certain repurchase agreements and (v) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) are among the 75 largest foreign banks in the world as determined on the basis of assets; (iii) have branches or agencies in the United States; and (iv) in the opinion of Wells Fargo Bank, as investment adviser, are of comparable quality to the obligations of U.S. banks which may be purchased by the Funds. The Index Allocation Fund also may purchase nonconvertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of no more than one year that are rated at least "Aa" by Moody's or "AA" by S&P.


U.S. GOVERNMENT OBLIGATIONS

The Funds may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government obligations"). Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA Certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rise when market rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield, duration or value due to their structure or contract terms.


OTHER INVESTMENT COMPANIES

Each of the Funds may invest in shares of other open-end, management investment companies provided that any such investments will be limited to temporary investments in shares of unaffiliated investment companies. Wells Fargo Bank will waive its advisory fees for that portion of the Funds' assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition. The Funds may also purchase shares of exchange-listed closed-end funds.

Notwithstanding any other investment policy or limitation (whether or not fundamental), as a matter of fundamental policy, the Small Cap and Growth Funds each may invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as the Fund.

FORWARD COMMITMENTS, WHEN-ISSUED PURCHASES AND DELAYED-DELIVERY TRANSACTIONS
The Small Cap and Growth Funds may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although a Fund will generally purchase securities with the intention of acquiring them, such Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by Wells Fargo Bank.

FUTURES CONTRACTS AND OPTIONS TRANSACTIONS

A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (i.e., exposure to adverse price changes).



Although the Index Allocation Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If it is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.


PROSPECTUS
--------------------------------------------------------------------------------

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (i.e., seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract.



Stock Index Options. The Index Allocation and Small Cap Funds may purchase put and call options on stock indices. The Index Allocation Fund may sell call options on stock indices and the Small Cap Fund may sell covered call options on stock indices. A covered call option is a call option for which the seller of the option owns the security covered by the option. The Index Allocation Fund may purchase and write call and put options on stock indices only as a substitute for comparable market positions in the underlying securities. The aggregate premiums paid on all options purchased by the Index Allocation Fund may not exceed 20% of the Fund's total assets and the value of the options written may not exceed 10% of the value of the Fund's total assets. The Small Cap Funds investments in call and put options on stock indices is limited to 15% of the value of the Fund's total assets.


The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements in a Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from purchasing or writing stock index options depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stock. When a Fund writes an option on a stock index, the Fund will place in a segregated account with the Fund's custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.


Call and Put Options on Specific Securities. The Small Cap and Growth Funds each may invest in call and put options on a specific security; the Growth Fund's investment in such options is limited to 15% of its assets represented by the premium paid. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, an underlying security at the exercise price at any time during the option period. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, an underlying security at the exercise price at any time during the option period.



The Small Cap Fund may write covered call option contracts and secured put options. Covered call options written by a Fund expose the Fund during the term of the option (i) to the possible loss of opportunity to realize appreciation in the market price of the underlying security or (ii) to possible loss caused by continued holding of a security which might otherwise have been sold to protect against depreciation in the market price of the security. If a Fund writes a secured put option, it assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option. The use of covered call options and secured put options will not be a primary investment technique of the Funds, and they are expected to be used infrequently. If the adviser is incorrect in its forecast of market value or other factors when writing the foregoing options, a Fund would be in a worse position than it would have been had the foregoing investment techniques not been used.


Stock Index Futures and Options on Stock Index Futures. The Index Allocation Fund may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, the Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.


Interest-Rate Futures Contracts and Options on Interest-Rate Futures Contracts. The Index Allocation Fund may invest in interest-rate futures contracts and options on interest-rate futures contracts as a substitute for a comparable market position in the underlying securities. The Fund may also sell options on interest-rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest-rate futures and price movements in the Fund's portfolio securities which are the subject of the transaction.


Interest-Rate and Index Swaps. The Index Allocation Fund may enter into interest-rate and index swaps in pursuit of its investment objective. Interest-rate swaps involve the exchange by the Fund with another party of its commitments to pay or receive

                                                                      PROSPECTUS
--------------------------------------------------------------------------------
interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. The Fund will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the Fund enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

The use of interest-rate and index swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions that may be entered into by the Index Allocation Fund. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case the Fund may not receive net amount of payments that the Index Allocation Fund contractually is entitled to receive. The Fund may invest up to 10% of its net assets in interest-rate and index swaps.

SHORT-TERM CORPORATE DEBT INSTRUMENTS
The Index Allocation Fund may invest in commercial paper (including variable amount master demand notes), which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes.

The Fund also may invest in nonconvertible corporate debt securities (e.g., bonds and debentures) with no more than one year remaining to maturity at the date of settlement. The Fund will invest only in such corporate bonds and debentures that are rated at the time of purchase at least "Aa" by Moody's or "AA" by S&P.

CONVERTIBLE SECURITIES

The Small Cap and Growth Funds may invest in convertible securities that provide current income and are issued by companies with the characteristics described herein that have a strong earnings and credit record. The Small Cap and Growth Funds may purchase convertible securities that are fixed-income debt securities or preferred stocks, and which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same issuer. Convertible securities, while usually subordinate to similar nonconvertible securities, are senior to common stocks in an issuer's capital structure. Convertible securities offer flexibility by providing the investor with a steady income stream (which generally yields a lower amount than similar nonconvertible securities and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer's common stock through the conversion feature. Fluctuations in the convertible security's price can reflect changes in the market value of the common stock or changes in market interest rates. At most, 5% of each Fund's net assets will be invested, at the time of purchase, in convertible securities that are not rated in the four highest rating categories by one or more NRSROs, such as Moody's or S&P, or unrated but determined by Wells Fargo Bank to be of comparable quality.



TEMPORARY INVESTMENTS

Each Fund may hold a certain portion of its assets in cash or short-term investments in order to maintain adequate liquidity for redemption requests or other cash management needs or for temporary defensive purposes during periods of unusual market volatility. The short-term investments that the Funds may purchase include, among other things, U.S. government obligations, shares of other mutual funds, repurchase agreements, obligations of domestic banks and short-term obligations of foreign banks, corporations and other entities. See "Additional Permitted Investment Activities" in the SAI for additional information.

MANAGEMENT OF THE FUNDS
The Company's Board of Directors supervises the Funds' activities, monitors their contractual arrangements with service providers and decides upon matters of general policy.

INVESTMENT ADVISER
The Index Allocation Fund and the Master Portfolios are advised by Wells Fargo Bank. Wells Fargo Bank, one of the largest banks in the United States, was founded in 1852 and is the oldest bank in the western United States. As of April 1, 1997, Wells Fargo Bank and its affiliates managed more than $57 billion of assets of individuals, trusts, estates and institutions. Wells Fargo Bank is the investment adviser to the other separately managed portfolios of the Company and acts as adviser or sub-adviser to five other

PROSPECTUS
--------------------------------------------------------------------------------
registered open-end management investment companies. Wells Fargo Bank, a wholly owned subsidiary of Wells Fargo & Company, is located at 420 Montgomery Street, San Francisco, California 94104.



Wells Fargo Bank provides investment guidance and policy direction in connection with the daily portfolio management of the Index Allocation Fund and the Master Portfolios. Wells Fargo Bank also furnishes to the Board of Directors periodic reports on the investment strategy and performance of the Funds and Master Portfolios.


For its services as investment adviser, Wells Fargo Bank is entitled to receive a monthly advisory fee at the annual rate of 0.60% and 0.50% of the average daily net assets of the Small Cap and Capital Appreciation Master Portfolios, respectively. For its services as investment adviser to the Index Allocation Fund, Wells Fargo Bank is entitled to monthly advisory fees at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million and 0.60% of average daily net assets in excess of $500 million.


Wells Fargo Bank has engaged BGFA to provide sub-advisory services to the Index Allocation Fund. BGFA is located at 45 Fremont Street, San Francisco, California 94105. BGFA is a wholly owned subsidiary of BGI and an indirect subsidiary of Barclays Bank PLC ("Barclays"). As of January 1, 1997, BGFA and its affiliates provided investment advisory services for over $410 billion of assets. Wells Fargo Bank pays BGFA for its sub-advisory services an annual fee equal to $60,000 plus a monthly fee at the annual rate of 0.20% of the average daily net assets of the Index Allocation Fund.



For the year ended December 31, 1996, Wells Fargo Bank was paid 0.70% of the average daily net assets of the Index Allocation Fund as compensation for its services as investment adviser. For the same period, Wells Fargo Bank paid BGFA 0.20% of the average daily net assets of the Fund as compensation for its services as sub-adviser.



For the period from September 16, 1996 (commencement of operations) to December 31, 1996, Wells Fargo Bank was paid 0.60% of the average daily net assets of the Small Cup Fund as compensation for providing advisory services to the Small Cap Master Portfolio.


For the year ended December 31, 1996, Wells Fargo Bank was paid advisory fees at an annual rate of 0.50% of the average daily net assets of the Strategic Growth Fund. This includes amounts paid prior to the Fund's conversion to a master-feeder structure on February 20, 1996.

PORTFOLIO MANAGERS
The allocation of investments within the portfolio of the Index Allocation Fund is based solely on the recommendation of the investment model. No person is primarily responsible for recommending the mix of asset classes held by the Fund or the mix of securities within any such asset class. Decisions relating to the Investment Model are made by various BGFA investment committees.


Mr. Jon Hickman, as manager of the Growth Equity Team, is responsible as co-manager for the Capital Appreciation Master Portfolio and has performed such duties since the Capital Appreciation Master Portfolio's inception in February 1996. Mr. Hickman has also managed the Strategic Growth Fund of the Company, the predecessor fund to the Capital Appreciation Master Portfolio, since its inception on January 20, 1993. In September of 1996, Mr. Hickman assumed responsibility as co-manager of the Small Cap Master Portfolio. Mr. Hickman had also co-managed the Small Capitalization Growth Fund from November 1994 until the sale of its assets to the Small Cap Master Portfolio in September 1995. Mr. Hickman has over sixteen years' experience in the investment management field. He joined Wells Fargo Bank in 1986 managing equity and balanced portfolios for individuals and employee benefit plans. He is a senior member of Wells Fargo Bank's Equity Strategy Committee. Mr. Hickman has a B.A. and an M.B.A. in finance from Brigham Young University.


Mr. Steve Enos assists Mr. Hickman with the day-to-day management of the Capital Appreciation Master Portfolio. In addition, as portfolio co-manager of the Small Cap Master Portfolio since its inception in September of 1996, Mr. Enos assists Mr. Hickman with the day-to-day management of the Master Portfolio. Mr. Enos co-managed the Small Capitalization Growth Fund from November 1994 until the sale of its assets to the Small Cap Master Portfolio in September, 1996. Mr. Enos joined Wells Fargo in 1993 and is a member of the Wells Fargo Bank Growth Equity Team. He began his career with First Interstate Bank, where he was assistant vice president and portfolio manager. From 1991 to 1993, Mr. Enos was a principal at Dolan Capital Management where he managed both personal and pension portfolios. Mr. Enos received his undergraduate degree in economics from the University of California at Davis. Mr. Enos is a Chartered Financial Analyst and a member of the Association for Investment Management and Research.

Purchase and sale orders of the securities held by the Funds may be combined with those of other accounts that Wells Fargo Bank manages, and for which it has brokerage placement authority, in the interest of seeking the most favorable overall net results. When Wells Fargo Bank determines that a particular security should be bought or sold for the Funds and other accounts managed by Wells Fargo Bank, Wells Fargo Bank undertakes to allocate those transaction costs among the participants equitably. From time to time, each of the Funds, consistent with its investment objective, policies and restrictions, may invest in securities

                                                                      PROSPECTUS
--------------------------------------------------------------------------------
of companies with which Wells Fargo Bank has a lending relationship. The Index Allocation Fund, in accordance with its investment objective, may invest in stock of Wells Fargo & Company so long as Wells Fargo & Company is included in the S&P 500 Index.



Morrison & Foerster LLP, counsel to the Company and the Trust, and special counsel to Wells Fargo Bank, has advised the Company, the Trust and Wells Fargo Bank that Wells Fargo Bank and its affiliates may perform the services contemplated by the Investment Advisory Contracts and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, that could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.


ADMINISTRATOR AND CO-ADMINISTRATOR

Wells Fargo Bank as administrator and Stephens as co-administrator, provide the Funds with administrative services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Company's Directors and officers. Wells Fargo Bank and Stephens also furnish office space and certain facilities to conduct each Fund's business, and Stephens compensates the Company's Directors, officers and employees who are affiliated with Stephens. For these administrative services, Wells Fargo Bank and Stephens are entitled to receive monthly fees at the annual rates of 0.04% and 0.02%, respectively, of each Fund's average daily net assets. Wells Fargo Bank and Stephens may delegate certain of their administrative duties to sub-administrators.


Stephens previously provided substantially the same services as sole administrator to the Funds. For these administrative services, Stephens was entitled to receive from the Index Allocation Fund a monthly fee at the annual rate of 0.10% of its average daily net assets, decreasing to 0.05% of the average daily net assets of the Fund in excess of $200 million; from the Small Cap Strategy Fund a monthly fee at the annual rate of 0.10% of its average daily net assets; and from the Strategic Growth Fund a monthly fee at the annual rate of 0.15% of its average daily net assets, decreasing to 0.10% of the average daily net assets of the Fund in excess of $200 million.

SPONSOR AND DISTRIBUTOR
Stephens is the Funds' sponsor and distributes the Funds' shares. Stephens is a full service broker/dealer and investment advisory firm located at 111 Center Street, Little Rock, Arkansas 72201. Stephens and its predecessor have been providing securities and investment services for more than 60 years. Additionally, they have been providing discretionary portfolio management services since 1983. Stephens currently manages investment portfolios for pension and profit sharing plans, individual investors, foundations, insurance companies and university endowments.

Stephens has entered into a Distribution Agreement with the Company pursuant to which Stephens has the responsibility for distributing Fund shares. Pursuant to the Distribution Agreement, Stephens may enter into selling agreements with agents for the sale of Fund shares. Stephens bears the cost of printing and mailing prospectuses to potential investors and any advertising expenses incurred by it in connection with the distribution of Fund shares, subject to the terms of the distribution plans described below.


In addition, Stephens has established a non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise.


DISTRIBUTION PLANS

The Company has adopted Distribution Plans (the "Plans") on behalf of each class of shares of the Funds. Total payments under the Plan for Class A shares may not exceed 0.25% of the average daily net assets of the Class A shares of each Fund on an annual basis. Under the Plan for Class A shares, each Fund may defray all or part of the actual cost of preparing and printing prospectuses and other promotional materials and of providing such prospectuses and other promotional materials to prospective shareholders of the Fund and may compensate personnel of the distributor or reimburse the distributor for compensation paid to selling agents for distribution-related or sales support services and may pay for any other activities primarily intended to result in the sale of Class A shares of a Fund. Payments also may be used to compensate or reimburse servicing agents for shareholder liaison services provided by entities that are dealers of record or which have a servicing relationship with the beneficial owners of Class A shares of a Fund under a servicing agreement in substantially the form approved by the Board of Directors.


PROSPECTUS
--------------------------------------------------------------------------------

Under the Plan for Class D shares, the Funds may pay Stephens, as compensation for distribution-related services provided, or reimbursement for distribution-related expenses incurred, a monthly fee at the annual rate of up to 0.75% of the Fund's average daily net assets attributable to Class D shares. The actual fee payable to Stephens shall, within such limit, be determined from time to time by mutual agreement between the Company and Stephens and may not exceed the maximum amount payable under the Conduct Rules of the NASD.


SERVICING AGENTS

The Funds may enter into servicing agreements with one or more servicing agents on behalf of Class D shares. Under such agreements, servicing agents provide shareholder liaison services, which may include responding to customer inquiries and providing information on shareholder investments, and provide such other related services as the Funds or a shareholder may reasonably request. For these services, a servicing agent receives a fee which will not exceed, on an annualized basis for a Fund's then current fiscal year, the lesser of 0.25% of the average daily net asset value of the Class D shares of the Fund owned by investors with whom the servicing agent maintains a servicing relationship, or an amount which equals the maximum amount payable to the servicing agent under applicable laws, regulations or rules.



CLASS D SERVICING PLAN


The Company has adopted servicing plans ("Servicing Plans") on behalf of Class D shares. Pursuant to the Servicing Plans, the Funds may enter into servicing agreements with one or more servicing agents (which may include Wells Fargo Bank and its affiliates) who agree to provide shareholder support services to their customers who are the record or beneficial owners of such Class D shares. These services may include, among other things, shareholder liaison services, such as answering customer inquiries regarding purchases, account balances or redemptions. Servicing agents are entitled to receive a fee which will not exceed, on an annualized basis for the Funds' then-current fiscal year, the lesser of 0.25% of the average daily net asset value of the Class D shares, or an amount which equals the maximum amount payable to the servicing agent under applicable laws, regulations or rules.


CLASS A ADMINISTRATIVE SERVICING PLAN

The Company has adopted a Shareholder Administrative Servicing Plan (the "Administrative Servicing Plan") on behalf of Class A shares. Pursuant to the Administrative Servicing Plan, the Funds may enter into administrative servicing agreements with administrative servicing agents (which may include Wells Fargo Bank and its affiliates) who are dealers/holders of record, or that otherwise have a servicing relationship with the beneficial owners of the Funds' Class A shares. Administrative servicing agents agree to perform administrative shareholder services which may include, among other things, maintaining an omnibus account with a Fund, aggregating and transmitting purchase, exchange and redemption orders to a Fund's Transfer Agent, answering customer inquiries regarding a shareholder's accounts in a Fund, and providing such other services as the Company or a customer may reasonably request. Administrative servicing agents are entitled to a fee which will not exceed 0.25%, on an annualized basis, of the average daily net assets of the Class A shares represented by the shares owned of record or beneficially by the customers of the administrative servicing agent during the period for which payment is being made. In no case shall shares be sold pursuant to a Fund's Rule 12b-1 Plan while being sold pursuant to its Administrative Servicing Plan.


CUSTODIAN AND TRANSFER AND
DIVIDEND DISBURSING AGENT


Wells Fargo Bank serves as the Funds' custodian and transfer and dividend disbursing agent. Wells Fargo Bank's principal place of business is 420 Montgomery Street, San Francisco, California 94104, and its transfer and dividend disbursing agency activities are managed at 525 Market Street, San Francisco, California 94105.


FUND EXPENSES

From time to time, Wells Fargo Bank and Stephens may waive fees from the Funds in whole or in part and reimburse expenses payable to others. Any such waivers or reimbursements will reduce expenses of a Fund and, accordingly, have a favorable impact on such Fund's performance. Except for the expenses borne by Wells Fargo Bank and Stephens, the Funds bear all costs of their respective operations, including the compensation of the Company's directors and the Trust's trustees who are not officers or employees of Wells Fargo Bank or Stephens or any of their affiliates; advisory, shareholder servicing, and administration fees; payments pursuant to any Plans; interest charges; taxes; fees and expenses of independent auditors; legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming Fund shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' or investors' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of the custodian, including those of keeping books and accounts and calculating the net asset value of each Fund; expenses of shareholders' or investors' meetings; expenses relating to the issuance, registration and qualification of shares of the Funds; pricing services; organizational expenses; and any extraordinary ex-


                                                                      PROSPECTUS
--------------------------------------------------------------------------------
penses. Expenses attributable to a Fund are charged against the respective assets of the Fund. A pro rata portion of the expenses of the Company are charged against the assets of a Fund.

DETERMINATION OF NET ASSET VALUE

Net asset value per share for each Fund or class is determined by Wells Fargo Bank as of 1:00 p.m. (Pacific time) on each day that the Fund is open for trading (a "Business Day"). The Funds are open Monday through Friday and are closed weekends and standard New York Stock Exchange holidays. The net asset value per class share of a Fund is the value of total net assets attributable to such class divided by the number of outstanding shares of that class. The net asset value of each class of a Fund is expected to fluctuate daily and, in the case of the Small Cap and Growth Funds, is based on the net asset value of the Small Cap Master Portfolio and the Capital Appreciation Master Portfolio, respectively.


The net asset value of each Master Portfolio is determined as of 1:00 p.m. (Pacific time). The net asset value of an interest in a Master Portfolio is the value of the Master Portfolio's total assets divided by the number of Master Portfolio interests outstanding. Except for debt obligations with remaining maturities of 60 days or less, which are valued at amortized cost, assets are valued at current market prices or, if such prices are not readily available, at fair value as determined in good faith by the Boards of Directors/Trustees. Prices used for such valuations may be provided by independent pricing services.


PERFORMANCE DATA
The performance of each Fund or class may be advertised in terms of average annual total return and cumulative total return. These performance figures are based on historical results and are not intended to indicate future performance. Performance figures are calculated separately for each class.


Average annual total return on the shares of each class is based on the overall dollar or percentage change in value of a hypothetical investment in such shares and assumes that all dividends and capital gain distributions attributable to such class are reinvested in shares of that class. The standardized average annual total return as calculated for Class A shares assumes that you have paid the maximum sales charge and, as calculated for Class D shares, assumes you have paid the maximum applicable contingent deferred sales charge on your hypothetical investment. Cumulative total return is calculated similarly except that the return figure is aggregated over the relevant period instead of annualized.


The total return of a class of shares of a Fund is calculated by subtracting (i) the public offering price of the class of shares (which includes the maximum sales charge for the class of shares) of one share at the beginning of the period, from (ii) the net asset value of all shares of a class of shares an investor would own at the end of the period for the share held at the beginning of the period (assuming reinvestment of all dividends and capital gain distributions), and dividing by (iii) the public offering price per share of a class of shares at the beginning of the period. The resulting percentage indicates the positive or negative rate of return that an investor would have earned from reinvested dividends and capital gain distributions and changes in share price during the period for the class of shares. A Fund may also, at times, calculate total return of a class of shares based on net asset value per share of a class of shares (rather than the public offering price), in which case the figures would not reflect the effect of any sales charges that would have been paid by an investor in the class of shares, or by assuming that a sales charge other than the maximum sales charge (reflecting the Volume Discounts set forth below) is assessed, provided that total return data derived pursuant to the calculation described above are also presented.


Because of differences in the fees and/or expenses borne by each class of shares, the performance on any such class of shares can be expected, at any given time, to differ from the performance on any other such class of shares. Additional information about the performance of the Funds is contained in the Company's Annual Report which may be obtained free of charge by calling the Company at 800-552-9612.


The performance information advertised by the Small Cap Strategy Fund for periods prior to its commencement of operations on September 16, 1996, is based upon the prior performance of the Small Capitalization Growth Fund for BRP Employee Retirement Plans, a Wells Fargo Bank Collective Investment Fund for Business Retirement Programs (the "CIF"). The performance information is adjusted to reflect the Fund's and the Master Portfolio's current level of operating expenses, including any front-end sales loads or contingent deferred sales charges. The prior performance of the CIF is deemed relevant because the Small Cap Strategy Fund invests all of its assets in the Small Cap Master Portfolio which acquired the assets of the CIF immediately prior to the commencement of the Fund's operations. The Small Cap Master Portfolio, as successor to the assets of the CIF, is managed by Wells Fargo Bank in a manner that is in all material respects equivalent to the management of the CIF.

PURCHASE OF SHARES


The minimum initial purchase amount for Fund shares is generally $1,000. The minimum initial purchase amount is $100 for purchases through the Systematic Purchase Plan and $250 for purchases through a retirement plan qualified under the Internal Revenue Code of 1986, as amended (the "Code"). The minimum subsequent purchase amount is generally $100. The minimum initial or subsequent purchase amount requirements may be


PROSPECTUS
--------------------------------------------------------------------------------
waived or lowered for investments effected on a group basis by certain entities and their employees, such as pursuant to a payroll deduction or other accumulation plan. The Company reserves the right to reject any purchase order. All funds, net of sales loads, will be invested in full and fractional shares. Checks will be accepted for the purchase of the Fund's shares, subject to collection at full face value in U.S. dollars. Inquiries concerning purchases may be directed to the Company at (800) 572-7797 or at the address on the back cover of the Prospectus.


Shares of each Fund may be purchased on any Business Day through Stephens, the Transfer Agent, or any authorized broker/dealers or financial institutions with which Stephens has entered into agreements. Such broker/dealers or financial institutions are responsible for the prompt transmission of purchase, exchange or redemption orders, and may independently establish and charge additional fees to their clients for such services, other than services related to purchase orders, which would reduce the clients' overall yield or return.

Shares of each Fund are offered continuously at the applicable offering price (including any sales load) next determined after a purchase order is received. Payment for shares purchased through a broker/dealer will not be due from the broker/dealer until the settlement date, currently three business days after the order is placed. It is the broker/dealer's responsibility to forward payment for shares being purchased to the Fund promptly. Payment for orders placed directly through the Transfer Agent must accompany the order.

When payment for shares of a Fund through the Transfer Agent is by a check that is drawn on any member bank of the Federal Reserve System, federal funds normally become available to the Fund on the business day after the day the check is deposited. Checks drawn on a non-member bank or a foreign bank may take substantially longer to be converted into federal funds and, accordingly, may delay execution of an order.


When Fund shares are purchased through a broker/dealer or financial institution, Stephens reallows that portion of the sales load designated below as the Dealer Allowance. When shares are purchased directly through the Transfer Agent and no broker/ dealer or financial institution is involved with the purchase, the entire sales load is paid to Stephens. Sales loads relating to orders for the purchase of Class A shares of the Funds are listed below.



                                                            DEALER
                                 SALES LOAD   SALES LOAD   ALLOWANCE
                                  AS % OF      AS % OF      AS % OF
                                  OFFERING    NET AMOUNT   OFFERING
       AMOUNT OF PURCHASE          PRICE       INVESTED      PRICE
       ------------------        ----------   ----------   ---------
Less than $100,000..............    4.50%        4.71%       4.05%
$100,000 up to $199,999.........    4.00         4.17        3.60
$200,000 up to $399,999.........    3.50         3.63        3.15
$400,000 up to $599,999.........    2.50         2.56        2.25
$600,000 up to $799,999.........    2.00         2.04        1.80
$800,000 up to $999,999.........    1.00         1.01        0.90
$1,000,000 up to $2,499,999.....    0.60         0.60        0.50
$2,500,000 up to $4,999,999.....    0.40         0.40        0.40
$5,000,000 up to $8,999,999.....    0.25         0.25        0.25
$9,000,000 and over.............    0.00         0.00        0.00



Class D shares are not subject to front-end sales charges. Class D shares that are redeemed within one year from the receipt of a purchase order affecting such shares are subject to a contingent-deferred sales charge equal to 1.00% of the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of such shares at the time of redemption. A selling agent or servicing agent and any other person entitled to receive compensation for selling or servicing shares may receive different compensation for selling or servicing Class A shares as compared with Class D shares. See "Investing in the Funds -- Contingent-Deferred Sales Charges -- Class D Shares."


REDUCED SALES CHARGE -- CLASS A SHARES

The above Volume Discounts are available to you based on the combined dollar amount being invested in Class A shares of the Funds or of Class A shares of one or more of the other portfolios of the Company which assess a sales load (the "Load Funds"). For purposes of determining whether you are eligible for reduced sales charges, shares of one of the Company's single class funds that charge a front-end sales load are considered Class A shares. Because Class D shares are not subject to a front-end sales charge, the amount of Class D shares you hold is not considered in determining any volume discount.


The Right of Accumulation allows you to combine the amount being invested in Class A shares of the Funds with the total net asset value of Class A shares in any of the Load Funds already owned in accordance with the above sales load schedule to reduce the sales load. For example, if you own Class A shares of the Load Funds with an aggregate net asset value of $90,000 and invest an additional $20,000 in the Class A shares of a Fund, the sales load on the entire additional amount would be 4.00% of the offering price. To obtain such discount, you must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales load, and confirmation of the order is subject to such verification. The Right of

                                                                      PROSPECTUS
--------------------------------------------------------------------------------

Accumulation may be modified or discontinued at any time with respect to all Class A shares purchased thereafter.

A Letter of Intent allows you to purchase Class A shares of the Funds over a 13-month period at reduced sales loads based on the total amount intended to be purchased plus the total net asset value of Class A shares in any of the Load Funds already owned. Each investment made during the period receives the reduced sales load applicable to the total amount of the intended investment. If such amount is not invested within the period, you must pay the difference between the sales loads applicable to the purchases made and the charges previously paid.

You may Reinvest proceeds from a redemption of Class A shares of a Fund in the Class A shares of the Fund or in Class A shares of another of the Company's investment portfolios that offers Class A shares at net asset value, without a sales load, within 120 days after such redemption. However, if the other investment portfolio charges a sales load that is higher than the sales load you have paid in connection with the Class A shares you have redeemed, you pay the difference. In addition, the Class A shares of the other investment portfolio to be acquired must be registered for sale in your state of residence. The amount that may be so reinvested may not exceed the amount of the redemption proceeds, and a written order for the purchase of the Class A shares must be received by the Fund or the Transfer Agent within 120 days after the effective date of the redemption.

If you realized a gain on your redemption, the reinvestment will not alter the amount of any federal capital gains tax payable on the gain. If you realized a loss on your redemption, the reinvestment may cause some or all of such loss on the redemption to be disallowed as a tax deduction, depending on the number of Class A shares purchased by reinvestment during the period of time that has elapsed after the redemption, although for tax purposes, the amount disallowed is added to the cost of the Class A shares acquired upon the reinvestment.


Reductions in front-end sales loads apply to purchases by a single "person," including an individual, members of a family unit, consisting of a husband, wife, and children under the age of 21 purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single person's fiduciary account or single person's trust estate.


Reductions in front-end sales loads also apply to purchases by individual members of a "qualified group." The reductions are based on the aggregate dollar amount of Class A shares purchased by all members of the qualified group. For purposes of this paragraph, a qualified group consists of a "company," as defined in the 1940 Act, which has been in existence for more than six months and which has a primary purpose other than acquiring shares of a Fund at a reduced sales load, and the "related parties" of such company. For purposes of this paragraph, a "related party" of a company is: (i) any individual or other company who directly or indirectly owns, controls or has the power to vote five percent or more of the outstanding voting securities of such company; (ii) any other company of which such company directly or indirectly owns, controls or has the power to vote five percent or more of its outstanding voting securities;
(iii) any other company under common control with such company; (iv) any executive officer, director or partner of such company or of a related party; and (v) any partnership of which such company is a partner.

Purchases of shares of the Small Cap and Growth Funds may be made at net asset value, without a front-end sales charge, to the extent that you are investing proceeds from a redemption of shares of another open-end investment company for which you paid a front-end sales load and such redemption occurred within thirty
(30) days prior to the date of the purchase order. You must notify the Fund and/or the transfer agent at the time you place such purchase order of your eligibility for the waiver of front-end sales charges and provide satisfactory evidence thereof (e.g., a confirmation of the redemption and the load paid). Such purchases may not be made at net asset value to the extent the proceeds are from a redemption of shares of another open-end investment company that is affiliated with the Company on which you paid a contingent deferred sales charge upon redemption.


Class A shares of the Funds may be purchased at net asset value, without a sales load, by directors, officers and employees (and their spouses, parents, children, siblings, grandparents, grandchildren, father in-law, mother in-law, brother in-law, sister in-law, aunts, uncles, nieces, and nephews; herein, "Relatives") of the Company, Stephens, its affiliates and of other broker-dealers that have entered into agreements with Stephens to sell such shares. Class A shares of the Funds also may be purchased at a purchase price equal to the net asset value of such shares, without a sales load, by present and retired Directors, officers and employees (and their Relatives) of Wells Fargo Bank and its affiliates if Wells Fargo Bank and/or the respective affiliates agree. Such shares also may be purchased at such price by employee benefit and thrift plans for such persons and by any investment advisory, trust or other fiduciary account (other than an individual retirement account) that is maintained, managed or advised by Wells Fargo Bank or Stephens or their affiliates.



Class A shares of the Funds may be purchased at net asset value (without payment of a sales load) by the following types of investors when the trades are placed through an omnibus account maintained with the Fund by a broker/dealer: trust companies; retirement and deferred compensation plans and the trusts used to fund these plans; investment advisers and financial planners who charge a management, consulting or other fee for their


PROSPECTUS
--------------------------------------------------------------------------------
services and who place trades on their own behalf or on behalf of their clients; and clients of such investment advisers or financial planners who place trades on their own behalf if the clients' accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker/dealer.

By investing in a Fund, a shareholder appoints the Transfer Agent, as agent, to establish an open account to which all shares purchased will be credited, together with any dividends and capital gain distributions that are paid in additional shares. Although most shareholders elect not to receive stock certificates, certificates for full shares of the Fund can be obtained on request. It is more complicated to redeem shares held in certificated form, and the expedited redemption described below is not available with respect to certificated shares. See "Dividends and Distributions."


CONTINGENT DEFERRED SALES CHARGE -- CLASS D SHARES


Class D shares are not subject to front-end sales charges but may be subject to contingent-deferred sales charges if you redeem your shares within a specified period. Class D shares that are redeemed within one year from the receipt of a purchase order for such shares are subject to a contingent-deferred sales charge equal to 1.00% of the dollar amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of such shares at the time of redemption.



Contingent deferred sales charges are not imposed on amounts representing increases in net asset value above the net asset value at the time of purchase and are not assessed on Class D shares purchased through reinvestment of dividends or capital gains distributions. In determining whether a contingent deferred sales charge is applicable to a redemption, Class D shares are considered redeemed on a first-in, first-out basis so that such shares held for a longer period of time are considered redeemed prior to more recently acquired Class D shares.



The contingent deferred sales charge is waived on redemptions of Class D shares
(i) following the shareholder's death or disability (as defined in the Internal Revenue Code) after the initial purchase of the shares redeemed, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has reached age 59 1/2 (iii) effected pursuant to the Company's right to liquidate a shareholder's account if the aggregate net asset value of the shareholder's account is less than the minimum account size, or (iv) in connection with the combination of the Company with any other registered investment company by a merger, acquisition of assets, or by any other reorganization transaction.



Investors who are entitled to purchase Class A shares at net asset value without a sales load should not purchase Class D shares. Other investors, including those who are entitled to purchase Class A shares of the Fund at a reduced sales load, should compare the fees assessed on Class A shares against those assessed on Class D shares (including potential contingent deferred sales charges and higher Rule 12b-1 Fees) in light of the amount to be invested and the anticipated time that the shares will be owned.


Fund shares may be purchased by any of the methods described below.

INITIAL PURCHASES BY WIRE
1. Telephone toll free (800) 572-7797. Give the name of the Fund and class of shares, the name(s) in which the shares are to be registered, the address and social security number (or tax identification number, where applicable) of the person or entity in whose name(s) the shares are to be registered, dividend payment election, amount to be wired, name of the wiring bank and name and telephone number of the person to be contacted in connection with the order. An account number will be assigned.

2. Instruct the wiring bank, which may charge a separate fee, to transmit the specified amount in federal funds ($1,000 or more) to:

Wells Fargo Bank, N.A.
San Francisco, California
Bank Routing Number: 121000248
Wire Purchase Account Number: 4068-000462

Attention: Overland Express (Name of Fund -- designate Class)

Account Name(s): (name(s) in which to be registered)
Account Number: (as assigned by telephone)


3. A completed Account Application should be mailed, or sent by telefacsimile with the original subsequently mailed, to the following address immediately after the funds are wired and must be received and accepted by the Transfer Agent before an account can be opened. An original Application must be received within thirty days or you may be subject to backup withholding taxes.


Wells Fargo Bank, N.A.
Overland Express Shareholder Services
P.O. Box 63084
San Francisco, California 94163
Telefacsimile: 1-415-781-4082


4. Share purchases are effected at the public offering price, or, in the case of Class D shares, at the net asset value, next determined after the Account Application is received and accepted.


INITIAL PURCHASES BY MAIL
1. Complete an Account Application. Indicate the services to be used.

                                                                      PROSPECTUS
--------------------------------------------------------------------------------

2. Mail the Account Application and a check for $1,000 or more, payable to "Overland Express (Name of Fund, designate Class)" to the mailing address set forth above.

ADDITIONAL PURCHASES
Additional purchases of $100 or more may be made by instructing the Fund's Transfer Agent to debit the Wells Fargo bank account designated in your Account Application, by wire by instructing the wiring bank to transmit the specified amount as directed above for initial purchases, or by mail with a check payable to "Overland Express (Name of Fund, designate Class) to the above address. Write the Fund account number on the check and include the detachable stub from a Statement of Account or a letter providing the account number.

SYSTEMATIC PURCHASE PLAN
The Company's Systematic Purchase Plan provides you with a convenient way to establish and automatically add to your existing accounts on a monthly basis. If you elect to participate in this plan you must specify an amount ($100 or more) to be withdrawn automatically by the Transfer Agent on a monthly basis from an approved bank account designated in your Account Application (an "Approved Bank Account"). The Transfer Agent withdraws and uses this amount to purchase shares of the Fund on or about the fifth Business Day of each month. The Transfer Agent requires a minimum of ten (10) Business Days to implement your Systematic Purchase Plan upon notification. There are no additional fees charged for participating in this plan.


You may change the investment amount, the date on which your Systematic Purchase is effected and suspend purchases or terminate the election at any time by providing written notice to the Transfer Agent at least ten (10) Business Days prior to any scheduled transaction. An election will be terminated automatically if your Approved Bank Account balance is insufficient to make a scheduled withdrawal, or if either the Approved Bank Account or your Fund Account is closed.


PURCHASES THROUGH AUTHORIZED BROKER/DEALERS AND FINANCIAL INSTITUTIONS

Purchase orders for Fund shares placed through authorized broker/dealers and financial institutions by 1:00 p.m. (Pacific time) on any Business Day, including orders for which payment is to be made from free cash credit balances in securities accounts held by a dealer, will be effective on the same day the order is placed if received by the Transfer Agent before the close of business. Purchase orders that are received by a dealer or financial institution after 1:00 p.m. (Pacific time) or by the Transfer Agent after the close of business generally will be effective on the next day that shares are offered. The broker/dealer or financial institution is responsible for the prompt transmission of purchase orders to the Transfer Agent. Payment for Fund shares is not due until settlement date. A broker/dealer or financial institution that is involved in a purchase transaction may charge separate account, service or transaction fees. Financial institutions may be required to register as dealers pursuant to applicable state securities laws, which may differ from federal law and any interpretations expressed herein.


EXCHANGE PRIVILEGES


CLASS A SHARES -- Class A shares of a Fund may be exchanged for Class A shares or single class shares of one of the Company's other funds, for Class A shares of a fund in the Stagecoach Family of Funds or for shares of one of the Company's money market funds in an identically registered account at respective net asset values.



CLASS D SHARES -- Class D shares of a Fund may be exchanged for Class D shares of one of the Company's other funds or for Class A shares of the Money Market Fund in a identically registered account at respective net asset values. You are not charged a contingent deferred sales charge on exchanges of Class D shares for Class D shares of one of the Company's other funds or for Class A shares of the Money Market Fund. If you exchange Class D shares for Class D shares of another fund, or for Class A shares of the Money Market Fund, the remaining period of time (if any) that the contingent deferred sales charge is in effect will be computed from the time of the initial purchase of the previously held shares. Accordingly, if you exchange Class D shares for Class A shares of the Money Market Fund, and redeem the shares of the Money Market Fund within one year of the receipt of the purchase order for the exchanged Class D shares, you will have to pay a deferred sales charge equal to the contingent deferred sales charge applicable to the previously exchanged Class D shares. If you exchange Class D shares of an investment portfolio for Class A shares of the Money Market Fund, you may subsequently re-exchange the acquired Class A shares only for such Class D shares. If you re-exchange the Class A shares of the Money Market Fund for Class D shares, the remaining period of time (if any) that the contingent deferred sales charge is in effect will be computed from the time of your initial purchase of such Class D shares.


Important factors that you should consider:

- You will need to read the prospectus of the fund into which you want to exchange.

- Every exchange is a redemption of shares of one fund and a purchase of shares of another fund. The redemption may produce a gain or loss for federal income tax purposes.

PROSPECTUS
--------------------------------------------------------------------------------

- You must exchange at least the minimum initial purchase amount of the fund you are redeeming, unless your balance has fallen below that amount due to market conditions or you have already met the minimum initial purchase amount of the fund you are purchasing.


- If you exchange Class A shares, you will need to pay any difference between the load that you have already paid and the load that you are subject to in the new fund.


- You will not pay a contingent deferred sales charge on any exchange from Class D shares into other Class D shares or a Money Market Fund. The new shares will continue to age while they are in the new fund and will be charged the contingent deferred sales charge applicable to the original shares upon redemption.

- If you exchange Class A or Class D shares for shares of a Money Market Fund, you may not re-exchange shares of the Money Market Fund for shares other than the original exchange class.

- The Company may limit the number of time shares may be exchanged or may reject any telephone exchange order. Subject to limited exceptions, the Company will notify you 60 days before discontinuing or modifying the exchange privilege.


You may exchange shares by writing the Transfer Agent as indicated below under Redemption by Mail, or by calling the Transfer Agent or your authorized broker/dealer, financial institution or servicing agent, unless you have elected not to authorize telephone exchanges in the Account Application (in which case you may subsequently authorize such telephone exchanges by completing a Telephone Exchange Authorization Form and submitting it to the Transfer Agent in advance of the first such exchange). Shares held in certificated form may not be exchanged by telephone. The Transfer Agent's number for telephone exchanges is
(800) 572-7797.



Telephone redemption or exchange privileges are made available to you automatically upon opening an account, unless you decline such privileges. These privileges authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Transfer Agent to be genuine. The Company requires the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine. If the Transfer Agent does not follow such procedures, the Company and the Transfer Agent may be liable for any losses attributable to unauthorized or fraudulent instructions. Neither the Company nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.



REDEMPTION OF SHARES


Shares may be redeemed at their next determined net asset value after receipt of a request in proper form by the Transfer Agent directly or through any authorized broker/dealer or financial institution.


Except for any contingent deferred sales charge which may be applicable upon redemption of Class D shares, as described under "Purchase of Shares," the Company does not charge for redemption transactions. However, a broker/dealer or financial institution that is involved in a redemption transaction may charge separate account, service or transaction fees. Redemption orders received by an authorized broker/dealer or financial institution before 1:00 p.m. (Pacific time) on any Business Day, and received by the Transfer Agent before the close of business on the same day will be executed at the net asset value per share determined as of 1:00 p.m. (Pacific time) on that day. Redemption orders received by authorized broker/dealers or financial institutions after 1:00 p.m. (Pacific time), or not received by the Transfer Agent prior to the close of business, will be executed at the net asset value determined as of 1:00 p.m. (Pacific time) on the next Business Day.



Redemption proceeds, net of any contingent deferred sales charge applicable with respect to Class D shares, ordinarily will be remitted within seven days after the order is received in proper form, except proceeds may be remitted over a longer period to the extent permitted by the SEC under extraordinary circumstances. If an expedited redemption is requested, redemption proceeds will be distributed only if the check used for investment is deemed to be cleared for payment by your bank, currently considered by the Company to be a period of ten
(10) Business Days after investment. The proceeds, of course, may be more or less than cost. Payment of redemption proceeds may be made in securities, subject to regulation by some state securities commissions.


REDEMPTION BY MAIL
1. Write a letter of instruction naming the Fund, class of shares and the dollar amount of or number of shares to be redeemed. Refer to your Fund account number and provide either a social security or a tax identification number (as applicable).

2. Sign the letter in exactly the same way the account is registered. If there is more than one owner of the shares, all must sign.

3. If shares to be redeemed have a value of $5,000 or more, or redemption proceeds are to be paid to someone other than you at your address of record, the signature(s) must be guaranteed by an "eligible guarantor institution," which includes a commercial bank that is a member of the Federal Deposit Insurance Corporation, a trust company, a member firm of a domestic stock exchange, a savings association, or a credit union that is authorized

                                                                      PROSPECTUS
--------------------------------------------------------------------------------
by its charter to provide a signature guarantee. Signature guarantees by notaries public are not acceptable. Further documentation may be requested from corporations, administrators, executors, personal representatives, trustees or custodians.


4. If shares to be redeemed are held in certificated form, enclose the certificates with the letter. Do not sign the certificates and for protection use registered mail.

5. Mail the letter to the Transfer Agent at the mailing address set forth under "Purchase of Shares -- Initial Purchase of Shares by Wire."


Unless other instructions are given in proper form, a check for the proceeds of a redemption, net of any contingent deferred sales charge applicable with respect to Class D shares, will be sent to your address of record.


SYSTEMATIC WITHDRAWAL PLAN

The Company's Systematic Withdrawal Plan provides a way for you to have shares redeemed from your accounts and the proceeds, net of any contingent deferred sales charge applicable with respect to Class D shares, distributed to you on a monthly basis. You may elect to participate in this plan if you have a shareholder account valued at $10,000 or more as of the date of your election to participate and are not a participant in the Company's Systematic Purchase Plan at any time while participating in this plan. To participate in the plan, specify an amount ($100 or more) to be distributed by check to your address of record or deposited in your Approved Bank Account. The Transfer Agent redeems sufficient shares and mails or deposits the proceeds of the redemption, net of any contingent deferred sales charge applicable with respect to Class D shares, as instructed on or about the fifth business day prior to the end of each month. There are no additional fees charged for participating in this plan.



It may take up to ten (10) Business Days after receipt of your request to establish your participation in the Systematic Withdrawal Plan. You may change the withdrawal amount, suspend withdrawals or terminate your participation in the Systematic Withdrawal Plan at any time by providing written notice to the Transfer Agent at least ten (10) Business Days prior to a scheduled transaction. Participation in the Systematic Withdrawal Plan may be terminated automatically if your account balance is insufficient to make a scheduled withdrawal or if your Fund account or Approved Bank Account is closed.



EXPEDITED REDEMPTIONS BY LETTER AND TELEPHONE

If shares are not held in certificated form, you may request an expedited redemption of shares by letter or telephone (unless you have specifically declined telephone redemptions on your Account Application or other form that is on file with the Transfer Agent) on any Business Day. See "Exchange Privileges" for additional information regarding telephone redemption privileges.


You may request expedited redemption by telephone by calling the Transfer Agent at (800) 572-7797. You may request expedited redemption by mail by mailing your expedited redemption request to the Transfer Agent at the mailing address set forth under "Purchase of Shares -- Initial Purchases by Wire."



Upon request, proceeds of expedited redemptions of $5,000 or more, net of any contingent deferred sales charge applicable with respect to Class D shares, will be wired or credited to your Approved Bank Account or wired to an authorized broker/dealer or financial institution designated in your Account Application. The Company reserves the right to impose charges for wiring redemption proceeds. When proceeds of an expedited redemption are to be paid to someone other than yourself, to an address other than that of record, or to a bank, broker/dealer or other financial institution that has not been predesignated, the expedited redemption request must be made by letter and the signature(s) on the letter must be guaranteed, regardless of the amount of the redemption. If an expedited redemption request is received by the Transfer Agent by the close of business on any day the Fund is open for business, the redemption proceeds will be transmitted to your bank or predesignated broker/dealer or financial institution on the next business day (assuming the investment check has cleared as described above), absent extraordinary circumstances. A check for proceeds of less than $5,000 will be mailed to your address of record, except that, in the case of investments in the Company that have been effected through broker/dealers, banks and other institutions that have entered into special arrangements with the Company, the full amount of the redemption proceeds may be transmitted by wire or credited to a designated account.


REDEMPTIONS THROUGH AUTHORIZED BROKER/DEALERS AND FINANCIAL INSTITUTIONS Redemption requests placed through authorized broker/dealers and financial institutions by 1:00 p.m. (Pacific time) on any Business Day will be effective on the same day the request is placed if received by the Transfer Agent before the close of business. Redemption requests that are received by a dealer or financial institution after 1:00 p.m. (Pacific time) or by the Transfer Agent after the close of business generally will be effective on the next day that shares are offered. The broker/ dealer or financial institution is responsible for the prompt transmission of redemption requests to the Transfer Agent. Unless you have made other arrangements, and have informed the Transfer Agent of such arrangements, proceeds of redemptions made through authorized broker/dealers and financial institutions will be credited to your account with such broker/dealer or institu-

PROSPECTUS
--------------------------------------------------------------------------------
tion. You may request a check from the broker/dealer or financial institution or may elect to retain the redemption proceeds in your account. The broker/dealer or financial institution may benefit from the use of the redemption proceeds prior to the clearance of a check issued to you for such proceeds or prior to disbursement or reinvestment of such proceeds on your behalf.


The proceeds of a redemption may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for federal and state income tax purposes. Due to the high cost of maintaining small accounts, the Company reserves the right to redeem accounts that fall below $1,000. Prior to such a redemption, you will be notified in writing and permitted 30 days to make additional investments to raise the account balance to the specified minimum.


DIVIDENDS AND DISTRIBUTIONS


Each Fund intends to declare as a dividend substantially all of its net investment income annually to shareholders of record at 1:00 p.m. (Pacific time) on the day of declaration. Net capital gains of a Fund, if any, will be distributed annually.


Dividends and/or capital gain distributions will have the effect of reducing the net asset value per share by the amount distributed on the record date. Although a distribution paid to an investor on newly issued shares shortly after purchase would represent, in substance, a return of capital, the distribution would consist of net investment income and, accordingly, would be taxable as ordinary income.

Dividends and/or capital gain distributions paid by a Fund will be invested in additional shares of the same class of the Fund at net asset value (without any sales load) and credited to your account on the reinvestment date or, at your election, paid by check. Dividend checks and Statements of Account will be mailed approximately three business days after the payment date. In addition, you may elect to reinvest Fund dividends and/or capital gain distributions in shares of another portfolio of the Company with which you have an established account that has met the applicable minimum initial investment requirement.


A Fund's net investment income available for distribution to the holders of Class D shares will be reduced by the amount of shareholder servicing fees payable to shareholder servicing agents under the Servicing Plan and by the distribution fees payable under the Distribution Plan. There may be certain other differences in fees between Class A and Class D shares that would affect their relative dividends.


DIVIDEND AND DISTRIBUTION OPTIONS
When you fill out an Account Application, you can choose from three dividend and distribution options:

A. The AUTOMATIC REINVESTMENT OPTION provides for the reinvestment of dividends and capital gain distributions in additional shares of the same class of a Fund. Dividends and distributions declared in a month are reinvested at net asset value early in the following month. You are assigned this option automatically if you make no choice on your Account Application.


B. The AUTOMATIC CLEARING HOUSE OPTION permits you to have dividends and capital gain distributions deposited in an Approved Bank Account. In the event your Approved Bank Account is closed, and such distribution is returned to your Fund's dividend disbursing agent, the distribution will be reinvested in your Fund account at the net asset value next determined after the distribution has been returned. If this happens, your Automatic Clearing House Option will be converted to the Automatic Reinvestment Option.



C. The CHECK PAYMENT OPTION allows you to receive a check for a dividend or capital gain distribution, which is mailed either to the designated address, or your Approved Bank Account, early in the month following declaration. If the U.S. Postal Service cannot deliver such checks, or if such checks remain uncashed for six months, those checks will be reinvested in your Fund account at the net asset value next determined after the earlier of the date the checks have been returned to the dividend disbursing agent or the date six months after the payment of such dividend or distribution. If this happens, your Check Payment Option will be converted to the Automatic Reinvestment Option.


The Company takes reasonable efforts to locate investors whose checks are returned or uncashed after six months. The Company forwards moneys to the dividend disbursing agent so that it may issue investors dividend checks under the Check Payment Option. The dividend disbursing agent may benefit from the temporary use of such moneys until these checks clear.

TAXES


Distributions from a Fund's net investment income and net short-term capital gains, if any, are designated as dividend distributions and taxable to the Fund's shareholders as ordinary income. A portion of dividend distributions to corporate shareholders may be excludable pursuant to the "dividends-received deduction" allowable to corporate shareholders. Distributions from a Fund's net long-term capital gains are designated as capital gain distributions and taxable to the Fund's shareholders as long-term capital gains. In general, your distributions will be taxable when paid, whether you take such distributions in cash or have them automatically reinvested in additional Fund shares. However, distributions declared in October, November and December and distributed by the following January will be taxable as if they were paid by December 31.


                                                                      PROSPECTUS
--------------------------------------------------------------------------------

Your redemptions (including redemptions in-kind) and exchanges of Fund shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the cost of your shares. See "Federal Income Taxes -- Disposition of Fund Shares" in the SAIs.

Foreign shareholders may be subject to different tax treatment, including withholding taxes. See "Federal Income Taxes -- Foreign Shareholders" in the SAIs. In certain circumstances, U.S. residents may also be subject to withholding taxes. See "Federal Income Taxes -- Backup Withholding" in the SAIs.

The foregoing discussion regarding taxes is based on tax laws which were in effect as of the date of this Prospectus and summarizes only some of the important federal tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning; you should consult your tax advisor with respect to your specific tax situation as well as with respect to foreign, state and local taxes. Further federal tax considerations are discussed in the SAI for each Fund.

ORGANIZATION AND CAPITAL STOCK


The Company, an open-end management investment company, was incorporated in Maryland on April 27, 1987. All shares of the Company have equal voting rights and will be voted in the aggregate, and not by series or class, except where voting by series is required by law or where the matter involved affects only one series. The Company may dispense with the annual meeting of shareholders in any fiscal year in which it is not required by the 1940 Act to elect Directors; however, shareholders are entitled to call a meeting of shareholders for purposes of voting on removal of a director or directors.


In addition, whenever the Small Cap or Growth Fund is requested to vote on matters pertaining to its corresponding Master Portfolio, the Company will hold a meeting of the Fund's shareholders and will cast its vote as instructed by Fund shareholders. The Directors of the Company will vote shares for which they receive no voting instructions in the same proportion as the shares for which they do receive voting instructions. A more detailed statement of the voting rights of shareholders is contained in the SAI. All shares of the Company, when issued, will be fully paid and nonassessable.

The Trust was established on August 15, 1991, as a Delaware business trust. The Trust's Declaration of Trust permits the Board of Trustees to issue beneficial interests in the Trust to investors based on their proportionate investments in the Trust. The Trust currently offers nine series of beneficial interests--the Asset Allocation, Capital Appreciation, Cash Investment Trust, Corporate Stock, Short-Term Government-Corporate Income, Short-Term Municipal Income, Small Cap, Tax-Free Money Market and U.S. Government Allocation Master Portfolios.

THE MASTER PORTFOLIOS
The Small Cap Master Portfolio is the successor to certain assets of the Small Capitalization Growth Fund for Employment Retirement Plans, a collective investment fund (the "Collective Investment Fund"). The Collective Investment Fund was a private, non-registered investment fund previously managed by Wells Fargo Bank. Immediately prior to the commencement of the Small Cap Strategy Fund's operations, the assets of the Collective Investment Fund were purchased by the Small Cap Master Portfolio and the Collective Investment Trust redeemed all of its outstanding interests and ceased operating as a trust. The Small Cap Master Portfolio manages its investments in a manner identical in all material respects to the operation of the Collective Investment Fund.

Whenever the Small Cap Strategy Fund or Strategic Growth Fund, as an interestholder of a corresponding Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters. Each such Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which each such Fund receives no voting instructions will be voted in the same proportion as the votes received from the other shareholders of such Fund. If a Master Portfolio's investment objective or fundamental or non-fundamental policies are changed, the corresponding Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The Fund may also elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its objective. In the latter case, the Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund.

PROSPECTUS
--------------------------------------------------------------------------------

                                                             ---------------------
                                                                   BULK RATE
                                                                  U.S. POSTAGE
                                                                      PAID
                                                                 DALLAS, TEXAS
                                                                Permit No. 1808
                                                             ---------------------


 NOT FDIC INSURED


 For Customer Service or questions about


 your account, call (800) 572-7797.



 For more information about the Funds,


 simply call (800) 552-9612.



 You may also write to the Funds at:


 OVERLAND EXPRESS FUNDS, INC.
 c/o Overland Express

 Shareholder Services

 Wells Fargo Bank, N.A.
 P.O. Box 63084
 San Francisco, California 94163

 EQ P 5/97                        LOGO

                                                 OVERLAND EXPRESS FUNDS

                                                 PROSPECTUS
                                                 MAY 1, 1997


                                                 OVERLAND SWEEP FUND


                                        [OVERLAND EXPRESS LOGO]

[OVERLAND EXPRESS LOGO]

PROSPECTUS DATED MAY 1, 1997

Telephone: (800) 552-9612

Overland Express Funds, Inc. (the "Company") is an open-end, series investment company. This Prospectus describes one of the Company's funds -- the OVERLAND SWEEP FUND (the "Fund"). The Fund seeks to provide investors with a high level of current income, while preserving capital and liquidity. The Fund seeks to maintain a stable net asset value of $1.00 per share.

Investors should read this Prospectus carefully and retain it for future reference. It sets forth concisely the information a prospective investor should know before investing in the Fund. A Statement of Additional Information ("SAI") dated May 1, 1997, containing additional and more detailed information about the Fund, has been filed with the Securities and Exchange Commission (the "SEC") and is hereby incorporated by reference into this Prospectus. The SAI is available without charge and can be obtained by writing the Company at P.O. Box 63084, San Francisco, CA 94163 or by calling the Company at (800) 552-9612.


AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE $1.00 NET ASSET VALUE PER SHARE.


Shares of the Fund are offered only to customers of certain financial institutions that have entered into Shareholder Servicing Agreements with the Company on behalf of the Fund ("Servicing Agents"). Servicing Agents will automatically invest, or "sweep," customer funds into shares of the Fund. As further described below, Wells Fargo Bank, N.A. ("Wells Fargo Bank") will serve as a Servicing Agent, and will receive certain fees pursuant to a Shareholder Servicing Agreement. Wells Fargo Bank also has entered into a Selling Agreement with Stephens Inc. ("Stephens") pursuant to which it will receive certain fees.


The Fund seeks to achieve its investment objective by investing all of its assets in the Cash Investment Trust Master Portfolio (the "Master Portfolio") of Master Investment Trust (the "Trust"), an open-end management investment company, rather than in a portfolio of securities. The Master Portfolio has the same investment objective as the Fund and the Fund's performance corresponds directly with the Master Portfolio's performance. The Master Portfolio seeks to achieve its investment objective by investing in high-quality, short-term instruments. References to the investments, investment policies and risks of the Fund, unless otherwise indicated, should be understood as references to the investments, investment policies and risks of the Master Portfolio.


--------------------------------------------------------------------------------

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, WELLS FARGO BANK, N.A. OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUND INVOLVES CERTAIN INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

WELLS FARGO BANK IS THE INVESTMENT ADVISER AND ADMINISTRATOR, AND IS COMPENSATED FOR PROVIDING THE FUND AND MASTER PORTFOLIO WITH CERTAIN OTHER SERVICES. STEPHENS, WHICH IS NOT AFFILIATED WITH WELLS FARGO BANK, IS THE SPONSOR, CO-ADMINISTRATOR AND DISTRIBUTOR FOR THE FUND.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS



                                                    PAGE

PROSPECTUS SUMMARY................................    1

SUMMARY OF EXPENSES...............................    2

FINANCIAL HIGHLIGHTS..............................    3

INVESTMENT OBJECTIVE AND POLICIES.................    4

INVESTMENT ACTIVITIES.............................    5

MANAGEMENT OF THE FUND............................    6

DETERMINATION OF NET ASSET VALUE, DIVIDENDS AND
DISTRIBUTIONS.....................................    8

PURCHASE AND REDEMPTION OF SHARES.................    9

TAXES.............................................    9

ORGANIZATION AND CAPITAL STOCK....................    9


                                                                      PROSPECTUS
--------------------------------------------------------------------------------

PROSPECTUS SUMMARY



The Company, as an open-end management investment company, provides a convenient way for you to invest in a portfolio of securities selected and supervised by professional management. The following provides information about the Fund.



Q. WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A. The Fund seeks to provide investors with a high level of current income, while preserving capital and liquidity. The Fund seeks to achieve its investment objective by investing all of its assets in the Master Portfolio, which has the same investment objective as the Fund. The Fund seeks to maintain a stable net asset value of $1.00 per share. See "Investment Objective and Policies."


Q. WHAT ARE THE FUND'S PRINCIPAL INVESTMENTS?


A. The Fund invests all of its assets in the Master Portfolio. The Master Portfolio invests in high-quality, short-term instruments including obligations of the U.S. Government, its agencies, or instrumentalities (including government-sponsored enterprises), certain short-term debt obligations of U.S. banks and U.S. branches of foreign banks, high-quality commercial paper, and certain repurchase agreements and floating- and variable-rate instruments. See "Investment Objective and Policies" and "Investment Activities."


Q. WHAT ARE SOME OF THE POTENTIAL RISKS ASSOCIATED WITH AN INVESTMENT IN THE
   FUND?

A. Investments in the Fund are not bank deposits or obligations of Wells Fargo Bank and are not insured by the Federal Deposit Insurance Corporation ("FDIC"), nor are they insured or guaranteed against loss of principal or interest. Therefore you should be willing to accept some risk with money invested in the Fund. Although the Fund seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so. As with all mutual funds, there is no assurance that the Fund will achieve its investment objective. The Fund may not achieve as high a level of current income as other mutual funds that do not limit their investments to the high credit quality instruments in which the Fund invests. See "Investment Objective and Policies -- Risk Factors."


Q. WHO MANAGES MY INVESTMENTS?
A. Wells Fargo Bank, as investment adviser, manages the investments of the Fund in the Master Portfolio. The Company has not retained the services of a separate investment adviser for the Fund because the Fund invests all of its assets in the Master Portfolio. Wells Fargo Bank also provides the Fund with administrative, transfer agency, dividend disbursing agency and custodial services. Stephens is the Fund's sponsor, co-administrator and distributor. See "Management of the Fund."

Q. HOW MAY I PURCHASE SHARES?
A. Shares of the Fund may be purchased on any day the Fund is open through a Servicing Agent that has entered into a Shareholder Servicing Agreement with the Company. There are no sales loads for purchasing shares of the Fund. There is no minimum initial purchase or subsequent purchase amount applicable to Fund shares. See "Purchase and Redemption of Shares."

Q. HOW WILL I RECEIVE DIVIDENDS?
A. Dividends on Fund shares are declared daily each Business Day (as defined below) and are paid in cash monthly. Any capital gains are distributed at least annually. See "Determination of Net Asset Value, Dividends and Distributions."

Q. HOW MAY I REDEEM SHARES?
A. Shares may be redeemed on any day the Fund is open for trading upon request to a Servicing Agent. Proceeds of redemptions are credited to the Servicing Agent's shareholder account with the Fund. The Fund imposes no redemption fees. See "Purchase and Redemption of Shares."

                                                                      PROSPECTUS
--------------------------------------------------------------------------------

SUMMARY OF EXPENSES


ANNUAL FUND OPERATING EXPENSES(1)
(as a percentage of average net assets)

Management Fee..............................................  0.25%
Rule 12b-1 Fee..............................................  0.55%
Other Expenses (after waivers or reimbursements)(2).........  0.44%
                                                              -----
TOTAL FUND OPERATING EXPENSES...............................  1.24%
                                                              =====
 (after waivers or reimbursements)(3)

---------------


(1) Summarizes expenses charged to the Fund and the Master Portfolio.

(2) Other Expenses (before waivers or reimbursements) would be 0.46%.
(3) Total Fund Operating Expenses (before waivers or reimbursements) would be 1.26%.

EXAMPLE OF EXPENSES


                                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
You would pay the following expenses on a $1,000 investment
in
the Fund, assuming (1) a 5% annual return and (2) redemption
at the end of each time period indicated:...................   $13        $39        $68       $150


                            ------------------------


The purpose of the foregoing tables is to assist you in understanding the various costs and expenses that an investor in the Fund will pay directly or indirectly. There are no sales loads or redemption fees charged by the Fund. The Company reserves the right to impose charges for wiring redemption proceeds. The tables do not reflect any charges that may be imposed by Servicing Agents for services related to those provided under Shareholder Servicing Agreements.



ANNUAL FUND OPERATING EXPENSES are based on amounts incurred during the most recent fiscal year. The percentages shown under "Other Expenses" and "Total Fund Operating Expenses" have been adjusted to reflect voluntary fee waivers expected to continue during the current year. Wells Fargo Bank has agreed to waive all or a portion of its fees, through at least the current fiscal year, to ensure that "Total Fund Operating Expenses" do not exceed 1.25% of the Fund's average daily net assets. There is no assurance that such waivers or reimbursements will continue. Long-term shareholders of the Fund could pay more in distribution related charges than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD").



EXAMPLE OF EXPENSES is a hypothetical example which illustrates the expenses associated with a $1,000 investment over the periods shown, based on the expenses in the table above and an assumed annual rate of return of 5%. This rate of return should not be considered an indication of the actual or expected performance of the Fund. In addition, the Example should not be considered a representation of past or future expenses; actual expenses and returns may be greater or less than those shown. See "Management of the Fund" for more complete descriptions of the various costs and expenses applicable to investors in the Fund.



With regard to the combined fees and expenses of the Fund and the Master Portfolio, the Company's Board of Directors has considered whether various costs and benefits of investing all the Fund's assets in the Master Portfolio rather than directly in a portfolio of securities would be more or less than if the Fund invested in portfolio securities directly. The Company's Board believes that the aggregate per share expenses of the Fund will not be more than the expenses incurred if the Fund invested directly in the type of securities held by the Master Portfolio. The Board believes that if other investors invest their assets in the Master Portfolio, certain economic efficiencies may be realized. For example, fixed expenses that otherwise would have been borne solely by the Fund would be spread across a larger asset base provided by more than one fund investing in the Master Portfolio. There can be no assurance that these economic efficiencies will be achieved. In addition to selling its shares to the Fund, the Master Portfolio may sell its shares to other mutual funds or qualified investors. The expenses and corresponding performance of such other mutual funds and qualified investors may differ from the expenses and performance of the Fund. Information regarding additional options, if any, for investing in shares of the Master Portfolio is available from Stephens and may be obtained by calling (800) 643-9691.


PROSPECTUS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS



The following information has been derived from the Financial Highlights in the Fund's 1996 annual financial statements. The financial statements are incorporated by reference into the SAI and have been audited by KPMG Peat Marwick LLP, independent auditors, whose report dated February 14, 1997 also is incorporated by reference into the SAI. This information should be read in conjunction with the Fund's 1996 annual financial statements and the notes thereto. The SAI has been incorporated by reference into this Prospectus.


OVERLAND SWEEP FUND

For a Share Outstanding



                                                                 YEAR         YEAR        YEAR       YEAR       YEAR      PERIOD
                                                                ENDED        ENDED       ENDED      ENDED      ENDED      ENDED
                                                               DEC. 31,     DEC. 31,    DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,
                                                                 1996         1995        1994       1993       1992     1991(1)
                                                               --------     --------    --------   --------   --------   --------
Net asset value, beginning of period........................  $     1.00   $     1.00   $   1.00   $   1.00   $   1.00   $  1.00
Income from investment operations:
Net investment income.......................................        0.04         0.05       0.03       0.02       0.03      0.01
Less Distributions:
Dividends from net investment income........................       (0.04)       (0.05)     (0.03)     (0.02)     (0.03)    (0.01)
                                                              ----------   ----------   --------   --------   --------   -------
Net asset value, end of period..............................  $     1.00   $     1.00   $   1.00   $   1.00   $   1.00   $  1.00
                                                              ==========   ==========   ========   ========   ========   =======
Total return (not annualized):..............................        4.29%        4.80%      3.11%      1.97%      2.31%     0.93%
Ratios/supplemental data:
Net assets, end of period (000).............................  $2,002,725   $1,209,183   $812,559   $528,072   $253,617   $14,010
Number of shares outstanding, end of period (000)...........   2,003,292    1,209,183    812,559    528,072    253,628    14,010
Ratios to average net assets (annualized)(2):
Ratio of expenses to average net assets.....................        1.24%        1.25%      1.25%      1.25%      1.24%     1.23%
Ratio of net investment income to
 average net assets.........................................        4.20%        4.70%      2.92%      1.67%      2.20%     3.46%
Ratio of expenses to average net assets prior to waived
 fees and reimbursed expenses...............................        1.26%        1.28%      1.33%      1.31%      1.51%     6.92%
Ratio of net investment income to average net assets
 prior to waived fees and reimbursed expenses...............        4.18%        4.67%      2.84%      1.61%      1.93%    (2.23%)


---------------

(1) The Fund commenced operations on October 1, 1991.

(2) These ratios include expenses charged to the Master Portfolio. Prior year ratios have been adjusted for comparability purposes.


                                                                      PROSPECTUS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES



Set forth below is a description of the investment objective and related policies of the Fund. As with all mutual funds, there is no assurance that the Fund will achieve its investment objective.


INVESTMENT OBJECTIVE
The Fund seeks to provide investors with a high level of current income, while preserving capital and liquidity. The Fund seeks to achieve its investment objective by investing all of its assets in the Master Portfolio, which has the same investment objective as the Fund.


The Master Portfolio seeks to achieve its investment objective by investing in U.S. dollar-denominated securities with remaining maturities not exceeding thirteen months, as defined under the Investment Company Act of 1940 (the "1940 Act"). The Master Portfolio seeks to maintain a dollar-weighted average portfolio maturity of 90 days or less. The Master Portfolio seeks to maintain a stable net asset value of $1.00 per share; however, there is no assurance that this objective will be achieved.



The Master Portfolio may invest in:



    (i) obligations issued or guaranteed by the U.S. Govern-ment, its agencies or instrumentalities (including government-sponsored enterprises);
   (ii) negotiable certificates of deposit, fixed time deposits, bankers' acceptances or other short-term obligations of U.S. banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC;
  (iii)  commercial paper rated at the date of purchase
         Prime-1 by Moody's Investors Service, Inc.
         ("Moody's") or "A-1" or better by Standard & Poor's
         Ratings Group ("S&P");
   (iv) commercial paper unrated at the date of purchase but secured by a letter of credit from a U.S. bank that meets the above criteria for investment;
    (v)  certain floating- and variable-rate instruments;
   (vi)  certain repurchase agreements; and
  (vii) short-term, U.S. dollar-denominated obligations of domestic branches of foreign banks that at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets.


Under the 1940 Act, the Fund and the Master Portfolio are each classified as "diversified," even though, in the case of the Fund, all of its assets are invested in the Master Portfolio.

INVESTMENT POLICIES
The investment objective of the Master Portfolio may not be changed without approval of a majority vote of the investors in the Master Portfolio. The classification of the Fund and the Master Portfolio as "diversified" may not be changed, in the case of the Fund, without the approval of the Fund's shareholders, or, in the case of the Master Portfolio, without the approval of a majority vote of the investors in the Master Portfolio.


As a matter of fundamental policy, the Fund may borrow from banks up to 10% of the current value of its net assets only for temporary purposes in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists). As a matter of fundamental policy, the Fund may not invest more than 25% of its assets (i.e., concentrate) in any particular industry, excluding U.S. Government obligations and obligations of domestic banks.



As a matter of non-fundamental policy, the Fund may invest up to 10% of the current value of its net assets in repurchase agreements having maturities of more than seven days, illiquid securities, and fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days.


RISK FACTORS

Investments in the Fund are not bank deposits and are not insured or guaranteed against loss of principal. Although the Fund seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so. As with all mutual funds, there is no assurance that the Fund will achieve its investment objective. Pursuant to the 1940 Act, the Fund must comply with certain investment criteria designed to provide liquidity, reduce risk and allow the Fund to maintain a stable net asset value of $1.00 per share. The Fund seeks to reduce risk by investing in securities of various issuers and will comply with 1940 Act and Internal Revenue Code of 1986 (the "Code") diversification requirements.



Since its inception, the Fund has emphasized safety of principal and high credit quality. In particular, the internal investment policies of the Fund's investment adviser, Wells Fargo Bank, have always prohibited the purchase of many types of floating-rate instruments commonly referred to as "derivatives" that are considered potentially volatile. The following types of derivative securities ARE NOT permitted investments for the Fund:


- capped floaters (on which interest is not paid when market rates move above a certain level);

PROSPECTUS
--------------------------------------------------------------------------------

- leveraged floaters (whose interest-rate reset provisions are based on a formula that magnifies changes in interest rates);

- range floaters (which do not pay any interest if market interest rates move outside of a specified range);

- dual index floaters (whose interest-rate reset provisions are tied to more than one index so that a change in the relationship between these indices may result in the value of the instrument falling below face value); and

- inverse floaters (which reset in the opposite direction of their index).

Additionally, the Fund may not invest in securities whose interest rate reset provisions are tied to an index that materially lags short-term interest rates, such as Cost of Funds Index floaters. The Fund may only invest in floating-rate instruments that bear interest at a rate that resets quarterly or more frequently, and which resets based on changes in standard money market rate indices such as U.S. Treasury bills, London Interbank Offered Rate, the prime rate, published commercial paper rates, federal funds rates, Public Securities Associates floaters or JJ Kenney Index floaters.


INVESTMENT ACTIVITIES



Set forth below is a more detailed description of the Fund's permissible investments. References to the investments, investment policies and risks of the Fund, unless otherwise indicated, should be understood as references to the investments, investment policies and risks of the Master Portfolio. For additional information, see "Additional Permitted Investment Activities" in the Fund's SAI.



MONEY MARKET INSTRUMENTS


Money market instruments consist of: (a) short-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises) ("U.S. Government obligations"); (b) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other short-term obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of the investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (c) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P, or, if unrated, of comparable quality as determined by Wells Fargo Bank; (d) certain repurchase agreements; and (e) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment; (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) are among the 75 largest foreign banks in the world as determined on the basis of assets; and (iii) have branches or agencies in the United States.


U.S. GOVERNMENT OBLIGATIONS

U.S. Government obligations include securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States, as with Treasury bills, or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield, duration or value due to their structure or contract terms.


FLOATING- AND VARIABLE-RATE INSTRUMENTS

Certain of the debt instruments in which the Fund may invest may bear interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. The floating-and variable-rate instruments that the Fund may purchase include certificates of participation in pools of floating- and variable-rate instruments. Floating- and variable-rate instruments are subject to interest rate risk and credit risk.


REPURCHASE AGREEMENTS

The Fund may enter into repurchase transactions in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. The Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund, and all repurchase transactions must be collateralized. The Fund may incur a loss on a repurchase transaction if the seller defaults and the value of the underlying collateral declines or is otherwise limited or if receipt of the security or collateral is delayed. The Fund may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.


LETTERS OF CREDIT

Certain of the debt obligations, certificates of participation, commercial paper and other short-term obligations in which the Fund is permitted to invest may be backed by an unconditional and


                                                                      PROSPECTUS
--------------------------------------------------------------------------------
irrevocable letter of credit of a bank, savings and loan association or insurance company that assumes the obligation for payment of principal and interest in the event of default by the issuer. Letter of credit-backed investments must, in the opinion of Wells Fargo Bank, be of investment quality comparable to other permitted high-quality investments of the Fund.

FOREIGN OBLIGATIONS

The Fund may invest up to 25% of its assets in high-quality, short-term (thirteen months or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not subject to the same uniform accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of and the ability to enforce contractual obligations with respect to securities of issuers located in those countries.



OTHER INVESTMENT COMPANIES

The Fund may invest in shares of other open-end, management investment companies provided that any such investments will be limited to temporary investments in shares of unaffiliated investment companies. Wells Fargo Bank will waive its advisory fees for that portion of the Fund's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition.

ILLIQUID SECURITIES

The Fund may invest in securities not registered under the Securities Act of 1933 and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to the Fund.



MANAGEMENT OF THE FUND


The Company's Board of Directors supervises the Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy.

INVESTMENT ADVISER

The Company has not retained the services of an investment adviser for the Fund since the Company seeks to achieve the investment objective of the Fund by investing all of the Fund's assets in the Master Portfolio. The Master Portfolio is advised by Wells Fargo Bank. Wells Fargo Bank, one of the largest banks in the United States, was founded in 1852 and is the oldest bank in the western United States. As of April 1, 1997, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $57 billion of assets of individuals, trusts, estates and institutions. Wells Fargo Bank also serves as the investment adviser to other separately managed portfolios of the Company and the Trust, and as investment adviser or sub-adviser to four other registered open-end management investment companies, each of which consists of several separately managed investment portfolios. Wells Fargo Bank, a wholly owned subsidiary of Wells Fargo & Company, is located at 420 Montgomery Street, San Francisco, California 94104.


Wells Fargo Bank provides investment guidance and policy direction in connection with the daily portfolio management of the Master Portfolio. Wells Fargo Bank furnishes to the Board of Trustees of the Trust periodic reports on the investment strategy and performance of the Master Portfolio.


For its services as investment adviser, Wells Fargo Bank is entitled to receive a monthly advisory fee at the annual rate of 0.25% of the average daily net assets of the Master Portfolio. For the year ended December 31, 1996, Wells Fargo Bank was paid at the annual rate of 0.25% of the average daily net assets of the Fund as compensation for its services as investment adviser.



Wells Fargo Bank deals, trades and invests for its own account in the types of securities in which the Fund's may invest and may have deposit, loan and commercial banking relationships with the issuers of securities purchased by a Fund. Wells Fargo Bank has informed the Company that in making its investment decisions it does not obtain or use material inside information in its possession. Purchase and sale orders of the securities held by the Master Portfolio may be combined with those of other accounts that Wells Fargo Bank manages or advises, and for which it has brokerage placement authority, in the interest of seeking the most favorable overall net results. When Wells Fargo Bank determines that a particular security should be bought or sold for the Master Portfolio and other accounts managed by Wells Fargo Bank, Wells Fargo Bank undertakes to allocate those transaction costs among the participants equitably. From time to time, the Master Portfolio, to the extent consistent with its investment objective, policies and restrictions, may invest in securities of companies with which Wells Fargo Bank has a lending relationship.


PROSPECTUS
--------------------------------------------------------------------------------

Morrison & Foerster LLP, counsel to the Company and the Trust and special counsel to Wells Fargo Bank, has advised the Company, the Trust and Wells Fargo Bank that Wells Fargo Bank and its affiliates may perform the services contemplated by the Advisory Contract and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.

ADMINISTRATOR AND CO-ADMINISTRATOR

Wells Fargo Bank as administrator and Stephens as co-administrator, provide the Fund with administrative services, including general supervision of the Fund's operation, coordination of the other services provided to the Fund, compilation of information for reports to the SEC and state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Company's Directors and officers. Wells Fargo Bank and Stephens also furnish office space and certain facilities to conduct the Fund's business and Stephens compensates the Directors and officers who are affiliated with Stephens. For these administrative services, Wells Fargo Bank and Stephens are entitled to receive monthly fees at annual rates of 0.04% and 0.02%, respectively, of the Fund's average daily net assets. Wells Fargo Bank and Stephens may delegate certain of their administrative duties to sub-administrators.


Stephens previously provided substantially the same services as sole administrator to the Fund and was entitled to receive a monthly fee from the Fund at an annual rate of 0.025% of its average daily net assets.

SPONSOR AND DISTRIBUTOR
Stephens, 111 Center Street, Little Rock, Arkansas 72201, is the Company's sponsor and co-administrator and distributes the Fund's shares. Stephens is a full service broker/dealer and investment advisory firm. Stephens and its predecessor have been providing securities and investment services for more than sixty years, including discretionary portfolio management services since 1983. Stephens currently manages investment portfolios for pension and profit sharing plans, individual investors, foundations, insurance companies and university endowments.

The Company's Board of Directors has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act on behalf of the Fund. Under the Plan and pursuant to the Distribution Agreement, the Fund pays Stephens, as compensation for distribution-related services, a monthly fee at the annual rate of up to 0.55% of the average daily net assets of the Fund or the maximum amount payable under applicable laws, regulations and rules, whichever is less. The actual fee payable to Stephens is determined, within the applicable limit, from time to time by mutual agreement between the Company and Stephens. Stephens may enter into selling agreements with one or more Selling Agents under which such agents may receive compensation for distribution-related services from Stephens, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to them. Stephens may retain any portion of the total distribution fee payable under the Distribution Agreement to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses. Since the fee payable to Stephens under the Distribution Agreement is not based upon the actual expenditures of Stephens, the expenses of Stephens (which may include overhead expenses) may be more or less than the fees received by it under the Distribution Agreement. The Plan contemplates further that, to the extent any fees payable pursuant to a Shareholder Servicing Agreement (discussed below) are deemed to be for distribution-related services, rather than shareholder services, such payments are approved and payable pursuant to the Plan. Stephens has entered into a Selling Agreement with Wells Fargo Bank, pursuant to which Wells Fargo Bank will receive periodic payments based on the average daily net assets of Fund shares attributable to its customers.

SERVICING AGENTS
The Company has entered into a Shareholder Servicing Agreement on behalf of the Fund with Wells Fargo Bank, and may enter into such Agreements with one or more other financial institutions which desire to act as Servicing Agents. Pursuant to each such Shareholder Servicing Agreement, the Servicing Agent, as agent for its customers, will, among other things: automatically invest cash balances maintained in customer accounts with the Servicing Agent into the Fund, and redeem shares out of the Fund, in the amounts specified pursuant to agency agreements between the Servicing Agent and its customers; maintain a single shareholder account for the benefit of its customers with the Fund; provide sub-accounting services to monitor and account for its customers' beneficial ownership of shares of the Fund held in the Servicing Agent's shareholder account; answer customer inquiries regarding account status and history, purchases and re-

                                                                      PROSPECTUS
--------------------------------------------------------------------------------
demptions of shares of the Fund, Fund performance and certain other matters pertaining to the Fund; assist its customers in designating and changing account designations and addresses; process Fund purchase and redemption transactions; forward and receive funds in connection with purchases or redemptions of shares of the Fund; provide periodic statements showing a customer's subaccount balance; furnish (either separately or on an integrated basis with other reports sent to a customer by the Servicing Agent) monthly statements and confirmations of purchases and redemptions of Fund shares in the Servicing Agent's shareholder account on behalf of the customer; forward to its customers proxy statements, annual reports, updated prospectuses and other communications from the Fund to shareholders as required; receive, tabulate and forward to the Company proxies executed by or on behalf of its customers with respect to meetings of shareholders of the Fund; and provide such other related services, and necessary personnel and facilities to provide all of the shareholder services contemplated by the Shareholder Servicing Agreement, in each case, as the Company or a customer of the Servicing Agent may reasonably request. All purchases and redemptions are effected through Stephens as the Fund's Distributor.

For providing these services, each Servicing Agent is entitled to receive a fee from the Fund, which may be paid periodically, of up to 0.35%, on an annualized basis, of the average daily net assets of the Fund represented by shares owned of record by the Servicing Agent on behalf of its customers, or an amount which, when considered in conjunction with amounts payable pursuant to the Fund's Distribution Agreement, equals the maximum amount payable to the Servicing Agent under applicable laws, regulations or rules, whichever is less. A Servicing Agent also may impose certain conditions on its customers, subject to the terms of this Prospectus, in addition to or different from those imposed by the Fund, such as requiring a minimum initial investment or the payment of additional fees for additional services offered to the customer. The exercise of voting rights and the delivery to customers of shareholder communications will be governed by the customers' agency agreements with the Servicing Agent. The Servicing Agent has agreed to forward to its customers who are shareholders of the Fund appropriate prior written disclosure of any fees that it may charge them directly and to provide written notice at least 15 days prior to imposition of any transaction fees.

CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT

Wells Fargo Bank has been retained to act as the custodian and transfer and dividend disbursing agent for the Fund. Wells Fargo Bank performs the custodial, transfer and dividend disbursing agency activities at 525 Market Street, San Francisco, California 94105.


FUND EXPENSES
From time to time, Wells Fargo Bank and Stephens may waive their respective fees from the Fund in whole or in part and reimburse expenses payable to others. Any such waivers or reimbursements will reduce expenses of the Fund and, accordingly, have a favorable impact on the performance of the Fund. Except for the expenses borne by Wells Fargo Bank and Stephens, the Fund bears all costs of its operations, including advisory (in the case of the Master Portfolio), shareholder servicing, transfer agency, custody and administrative fees; payments pursuant to any Plan (in the case of the Fund); fees and expenses of independent auditors and legal counsel, and any extraordinary expenses. Expenses attributable to the Fund are charged against the respective assets of the Fund. General expenses of the Company are allocated among all of the funds of the Company in a manner proportionate to the net assets of each fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.

DETERMINATION OF NET ASSET VALUE,
DIVIDENDS AND DISTRIBUTIONS


Net asset value per share for the Fund is determined by Wells Fargo Bank on each day the Fund is open for trading (a "Business Day"). The Fund is open Monday through Friday and is closed weekends and standard New York Stock Exchange holidays.



The net asset value per share of the Fund is determined by dividing the value of the total assets of the Fund (i.e., the value of its investments in the Master Portfolio and other assets) less all of its liabilities by the total number of outstanding shares of the Fund. The net asset value of the Fund is determined as of 9:00 a.m. and 1:00 p.m. (Pacific time). It is anticipated that the net asset value of each share of the Fund will remain constant at $1.00, although there is no assurance that the Fund will maintain a stable net asset value.



The Master Portfolio uses the amortized cost method to value its portfolio securities. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, generally without regard to the impact of fluctuating interest rates on the market value of the security. The net asset value of the Master Portfolio is determined as of 9:00 a.m. and 1:00 p.m. (Pacific time) each Business Day.



The net investment income of the Fund is determined at the same time and on the same days as the net investment income of the Master Portfolio. All the net investment income of the Fund so determined is declared as a dividend to shareholders of record at the time of such determination. Net investment income for a Saturday, Sunday or Holiday will be declared as a dividend to


PROSPECTUS
--------------------------------------------------------------------------------
shareholders of record as of 9:00 a.m. (Pacific time) on the previous Business Day.


Dividends of the Fund declared in, and attributable to, any month are paid on the last Business Day of the month and generally are mailed early in the following month. Shareholders of the Fund who redeem shares prior to a dividend payment date will be entitled to all dividends declared but unpaid prior to redemption on such shares on the next dividend payment date.


Since the net investment income of the Fund is declared as a dividend each time the net investment income of the Fund is determined, the net asset value per share of the Fund is expected to remain constant at $1.00 per share immediately after each such determination and dividend declaration.

PERFORMANCE DATA

From time to time, the Company may advertise yield information with respect to shares of the Fund. Yield information is based on the historical earnings and performance of the Fund and should not be considered representative of future performance. From time to time, the Fund may advertise its current yield and/or its effective yield. Current yield is calculated by dividing net investment income per share earned during a specified period by its net asset value per share on the last day of such period and annualizing the result. The current yield of the Fund will show the annualized income per share generated by an investment in the Fund over a stated period. Effective yield is calculated similarly but, assumes reinvestment of the income earned from the Fund. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment. Additional information about the performance of the Fund is contained in the Annual Report for the Fund. The Annual Report may be obtained free of charge by calling the Company at (800) 552-9612.


PURCHASE AND REDEMPTION OF SHARES


Shares of the Fund are offered exclusively to customers of Servicing Agents who have entered into a Shareholder Servicing Agreement with the Company on behalf of the Fund. The Shareholder Servicing Agreements contemplate that customers of a Servicing Agent will have entered into agency agreements with such Servicing Agent whereby the Servicing Agent is authorized to invest certain amounts maintained by the customer in an account with the Servicing Agent in shares of the Fund through a single account in the name of the Servicing Agent on behalf of its customers. Fund shares are offered continuously at the net asset value next determined after a purchase order is received by the Servicing Agent. The Servicing Agent is responsible for the prompt transmission of the purchase order to the Fund. The net asset value is expected to remain constant at $1.00. No sales loads are imposed.



Shares of the Fund may be purchased on any Business Day. There is no minimum initial or subsequent purchase amount applicable to Fund shares. The Company reserves the right to reject any purchase order for Fund shares. All amounts accepted will be invested in full and fractional shares. Inquiries regarding purchases and redemptions may be directed to the Company at (800) 572-7797 or at the address on the back cover of the Prospectus.


Shares may be redeemed at their next determined net asset value after the Servicing Agent has received a redemption order. The Servicing Agent is responsible for the prompt transmission of the redemption order to the Fund. The Company does not charge redemption fees. Proceeds of redemptions will be credited to the Servicing Agent's shareholder account with the Fund.

TAXES


Distributions from the Fund's net investment income and net short-term capital gains, if any, are designated as dividend distributions and taxable to the Fund's shareholders as ordinary income. Distributions from the Fund's net long-term capital gains, if any, are designated as capital gain distributions and taxable to the Fund's shareholders as long-term capital gains. In general, your distributions will be taxable when paid whether you take such distributions in cash or have them automatically reinvested in additional Fund shares. Distributions declared in October, November, and December and distributed by the following January will be taxable as if they were paid by December 31.



Foreign shareholders may be subject to different tax treatment, including withholding taxes. See "Federal Income Taxes -- Foreign Shareholders" in the SAI. In certain circumstances, U.S. residents may also be subject to withholding taxes. See "Federal Income Taxes -- Backup Withholding" in the SAI.



The foregoing discussion regarding taxes is based on tax laws which were in effect as of the date of this Prospectus and summarizes only some of the important federal tax considerations generally affecting the Fund and its shareholders. It is not intended as a substitute for careful tax planning; you should consult your tax advisor with respect to your specific tax situation as well as with respect to foreign, state and local taxes. Further federal tax considerations are discussed in the SAI.


ORGANIZATION AND CAPITAL STOCK


The Company, an open-end, management investment company was incorporated in Maryland on April 27, 1987. All shares of the


                                                                      PROSPECTUS
--------------------------------------------------------------------------------

Company have equal voting rights and will be voted in the aggregate, and not by series or class, except where voting by series or class is required by law or where the matter involved affects only one series or class. The Company may dispense with the annual meeting of shareholders in any fiscal year in which it is not required to elect Directors under the 1940 Act; however, shareholders are entitled to call a meeting of shareholders for purposes of voting on removal of a Director or Directors of the Company. A more detailed statement of the voting rights of shareholders is contained in the SAI.

The Trust was established on August 14, 1991, as a Delaware business trust and currently offers nine portfolios, including the Master Portfolio. The Trust's Declaration of Trust permits the Board of Trustees to issue beneficial interests in its separate series to investors based on their proportionate investments in such series.

THE MASTER PORTFOLIO
The Fund may withdraw its investment in the Master Portfolio only if the Board of Directors of the Company determines that it is in the best interests of the Fund and its shareholders to do so. Upon any such withdrawal, the Board of Directors of the Company would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective as the Fund or the hiring of an investment adviser to manage the Fund's assets in accordance with its investment policies.

Whenever the Fund, as a Master Portfolio interestholder, is requested to vote on any matter submitted to interestholders pertaining to any fundamental policy of the Master Portfolio, the Company will hold a meeting of the Fund's shareholders to consider such matters. The Fund will casts its votes in proportion to the votes received from its shareholders. The Fund will vote those Fund shares for which it receives no voting instructions in the same proportion as the votes received from Fund shareholders. In addition, certain policies of the Master Portfolio that are non-fundamental could be changed by vote of a majority of the Trust's Trustees without interestholder vote. If the Master Portfolio's investment objective or fundamental or non-fundamental policies are changed, the Fund may elect to change its objective or policies to correspond to those of the Master Portfolio, or the Fund could redeem its Master Portfolio interests and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its investment objective. In the latter case, the Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund.

PROSPECTUS
--------------------------------------------------------------------------------

                      This page intentionally left blank.

                      This page intentionally left blank.

 NOT FDIC INSURED

 For Customer Service or questions about
 your account, call (800) 572-7797

 For more information about the Fund,

 simply call (800) 552-9612.



 You may also write to the Fund at:


 OVERLAND EXPRESS FUNDS, INC.
 c/o Overland Express
 Shareholder Services
 Wells Fargo Bank, N.A.
 P.O. Box 63084

 San Francisco, California 94163


 80 P 5/97                        [OVERLAND EXPRESS LOGO]

                                                 OVERLAND EXPRESS FUNDS

                                                 PROSPECTUS
                                                 MAY 1, 1997

                                                 INSTITUTIONAL CLASS

            --------------------------------------------------------------------

                                                 MONEY MARKET FUND

                                                 NATIONAL TAX-FREE INSTITUTIONAL
                                                 MONEY MARKET FUND

                                                 U.S. TREASURY MONEY MARKET FUND

                                        LOGO

LOGO

PROSPECTUS DATED MAY 1, 1997

Telephone: (800) 552-9612

Overland Express Funds, Inc. (the "Company") is an open-end, series investment company. This Prospectus describes the Institutional Class shares of the Company's MONEY MARKET FUND and U.S. TREASURY MONEY MARKET FUND and shares of the NATIONAL TAX-FREE INSTITUTIONAL MONEY MARKET FUND (each, a "Fund," and collectively, the "Funds").

The MONEY MARKET FUND seeks to provide investors with a high level of current income, while preserving capital and liquidity, by investing in high-quality, short-term securities.

The U.S. TREASURY MONEY MARKET FUND seeks to provide investors with a high level of current income, while preserving capital and liquidity, by investing in short-term U.S. Treasury bonds, notes and bills.

The NATIONAL TAX-FREE INSTITUTIONAL MONEY MARKET FUND seeks to provide investors with a high level of income exempt from federal income tax, while preserving capital and liquidity.


Each Fund seeks to maintain a stable net asset value of $1.00 per share.


Investors should read this Prospectus carefully and retain it for future reference. It sets forth concisely the information a prospective investor should know before investing in a Fund. Statements of Additional Information ("SAIs") dated May 1, 1997, containing additional and more detailed information about each of the Funds have been filed with the Securities and Exchange Commission (the "SEC") and are hereby incorporated by reference into this Prospectus. The SAIs are available without charge and can be obtained by writing the Company c/o Overland Express Shareholder Services at P.O. Box 63084, San Francisco, CA 94163 or by calling (800) 552-9612.

AN INVESTMENT IN A FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT A FUND WILL BE ABLE TO MAINTAIN A STABLE $1.00 NET ASSET VALUE PER SHARE.


The NATIONAL TAX-FREE INSTITUTIONAL MONEY MARKET FUND seeks to achieve its investment objective by investing all of its assets in the Tax-Free Money Market Master Portfolio (the "Master Portfolio") of Master Investment Trust (the "Trust"), an open-end, management investment company, rather than directly in a portfolio of securities. The Master Portfolio has the same investment objective as the Fund and the Fund's performance corresponds directly with the Master Portfolio's performance. References to the investments, investment policies and risks of the National Tax-Free Institutional Money Market Fund, unless otherwise indicated, should be understood as references to the investments, investment policies and risks of the Master Portfolio.


--------------------------------------------------------------------------------

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, WELLS FARGO BANK, N.A. OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN A FUND INVOLVES CERTAIN INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


WELLS FARGO BANK IS THE INVESTMENT ADVISER AND ADMINISTRATOR, AND PROVIDES CERTAIN OTHER SERVICES TO THE FUNDS AND MASTER PORTFOLIO, FOR WHICH IT IS COMPENSATED. STEPHENS INC., WHICH IS NOT AFFILIATED WITH WELLS FARGO BANK, IS THE SPONSOR, CO-ADMINISTRATOR AND DISTRIBUTOR FOR THE FUNDS.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS



                                                     PAGE

PROSPECTUS SUMMARY.................................    1

SUMMARY OF EXPENSES................................    3

FINANCIAL HIGHLIGHTS...............................    5

INVESTMENT OBJECTIVES AND POLICIES.................    8

INVESTMENT ACTIVITIES..............................   10

MANAGEMENT OF THE FUNDS............................   11

DETERMINATION OF NET ASSET VALUE...................   13

PURCHASE OF SHARES.................................   13

EXCHANGE PRIVILEGES................................   15

REDEMPTION OF SHARES...............................   16

DIVIDENDS AND DISTRIBUTIONS........................   17

TAXES..............................................   18

ORGANIZATION AND CAPITAL STOCK.....................   19


                                                                      PROSPECTUS
--------------------------------------------------------------------------------

PROSPECTUS SUMMARY

The Company, as an open-end management investment company, provides a convenient way for you to invest in portfolios of securities selected and supervised by professional management. The following provides information about the Funds, each of which has its own investment objective.

Q. WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

A. The MONEY MARKET FUND seeks to provide investors with a high level of current income, while preserving capital and liquidity, by investing in high-quality, short-term securities. The U.S. TREASURY MONEY MARKET FUND seeks to provide investors with a high level of current income, while preserving capital and liquidity, by investing in short-term U.S. Treasury bonds, notes and bills. The NATIONAL TAX-FREE INSTITUTIONAL MONEY MARKET FUND seeks to provide investors with a high level of income exempt from federal income tax, while preserving capital and liquidity. The Fund seeks to achieve its investment objective by investing all of its assets in the Tax-Free Money Market Master Portfolio of the Trust, which has the same investment objective as the Fund. Each Fund seeks to maintain a stable net asset value of $1.00 per share. See "Investment Objectives and Policies."



Q. WHAT ARE THE FUNDS' PRINCIPAL INVESTMENTS?

A. The MONEY MARKET FUND invests in high-quality money market instruments, including obligations of the U.S. Government, its agencies and instrumentalities (including government-sponsored enterprises), certain debt obligations, including corporate debt, certain obligations of U.S. banks and certain repurchase agreements.

   The U.S. TREASURY MONEY MARKET FUND invests in short-term U.S. Treasury bonds, notes and bills.


   The NATIONAL TAX-FREE INSTITUTIONAL MONEY MARKET FUND invests in high-quality, U.S. dollar-denominated money market instruments, primarily municipal obligations, with remaining maturities not exceeding thirteen months.



   See "Investment Objectives and Policies" and "Investment Activities."


Q. WHAT ARE SOME OF THE POTENTIAL RISKS ASSOCIATED WITH AN INVESTMENT IN A FUND?
A. Investments in the Funds are not bank deposits or obligations of Wells Fargo Bank and are not insured by the Federal Deposit Insurance Corporation ("FDIC"), nor are they insured or guaranteed against loss of principal or interest, although certain of the Funds' portfolio securities may be insured or guaranteed as to repayments of principal and/or the payment of interest. Therefore, you should be willing to accept some risk with money invested in the Funds. Although each of the Funds seek to maintain a stable net asset value of $1.00 per share, there is no assurance that they will be able to do so. As with all mutual funds, there is no assurance that the Funds will achieve their investment objectives. The Funds may not achieve as high a level of current income as other mutual funds that do not limit their investments to the high credit quality instruments in which the Funds invest. See "Investment Objectives and Policies -- Risk Factors."

Q. WHO MANAGES MY INVESTMENTS?
A. Wells Fargo Bank, as investment adviser to the Money Market and U.S. Treasury Money Market Funds and the Master Portfolio, manages your investments. Wells Fargo Bank also provides the Funds with administrative, transfer agency, dividend disbursing agency and custodial services Stephens Inc. ("Stephens") is the Funds' sponsor, co-administrator and distributor. See "Management of the Funds."

Q. HOW MAY I PURCHASE SHARES?
A. Shares of each Fund may be purchased on any day the Fund is open. There are no sales loads. The minimum initial purchase amount is $150,000 with minimum subsequent purchase amounts of $25,000 or more in each account, although certain exceptions to these minimums may be available. Shares of the National Tax-Free Institutional Money Market Fund may not be suitable investments for tax-exempt institutions or tax-exempt retirement plans, since such investors would not generally benefit from the tax-exempt status of the Fund's dividends. You may purchase shares through Stephens, Wells Fargo Bank, as transfer agent (the "Transfer Agent"), or any authorized broker/dealer or financial institution. Purchases may be made by wire directly to the Transfer Agent. See "Purchase of Shares."

Q. HOW WILL I RECEIVE DIVIDENDS?

A. Dividends are declared daily and paid monthly. Any capital gains are distributed at least annually. Dividends and capital gain distributions are automatically reinvested in additional Fund shares unless you elect to receive


                                                                      PROSPECTUS
--------------------------------------------------------------------------------
   dividends and distributions in cash. All reinvestments in Fund shares are at net asset value. See "Dividends and Distributions."


Q. HOW MAY I REDEEM SHARES?

A. Shares of each Fund may be redeemed at net asset value on any day the Fund is open upon request to Stephens or the Transfer Agent directly, or through any authorized broker/dealer or financial institution. Shares may be redeemed by request in good form by letter, by an automatic feature called the Systematic Withdrawal Plan, or by telephone (unless the investor specifically declines telephone privileges). Proceeds are payable by check or, for shareholders who make prior arrangements, by wire. Accounts maintaining less than the applicable minimum initial purchase amount may be redeemed at the option of the Company. The Company does not charge redemption fees. However, the Company reserves the right to impose charges for wiring redemption proceeds. See "Redemption of Shares."


PROSPECTUS
--------------------------------------------------------------------------------

SUMMARY OF EXPENSES

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)


                                                                        NATIONAL
                                                                        TAX-FREE      U.S.
                                                                         INSTL.     TREASURY
                                                              MONEY      MONEY       MONEY
                                                              MARKET     MARKET      MARKET
                                                               FUND     FUND(1)       FUND
Management Fees (after waivers or reimbursements)(2)........  0.25%      0.19%       0.25%
Rule 12b-1 Fees.............................................   None       None        None
Other Expenses (after waivers or reimbursements)(3).........  0.15%      0.11%       0.15%
                                                               ----       ----        ----
TOTAL FUND OPERATING EXPENSES (after waivers or
 reimbursements)(4).........................................  0.40%      0.30%       0.40%
                                                               ====       ====        ====


---------------

(1) Summarizes expenses charged to the Fund and the Master Portfolio.
(2) Management Fees (before waivers or reimbursements) would be 0.30% for the National Tax-Free Institutional Money Market Fund.
(3) Other Expenses (before waivers or reimbursements) would be 0.16% and 0.20% for the Money Market and U.S. Treasury Money Market Funds, respectively.
(4) Total Fund Operating Expenses (before waivers or reimbursements) would be 0.41%, 0.51% and 0.45% for the Money Market, National Tax-Free Institutional Money Market and U.S. Treasury Money Market Funds, respectively.

EXAMPLE OF EXPENSES


                                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
An investor would pay the following expenses on a $1,000
investment, assuming a 5% annual return and redemption at
the end of each time period indicated:
 Money Market Fund..........................................    $4        $13        $22        $51
 U.S. Treasury Money Market Fund............................    $4        $13        $22        $51
 National Tax-Free Institutional Money Market Fund..........    $3        $10        $17        $38


                            ------------------------

The purpose of the foregoing tables is to assist an investor in understanding the various costs and expenses that investors in the Funds will pay directly or indirectly. There are no sales loads, redemption fees or exchange fees charged by the Funds. However, the Company reserves the right to impose charges for wiring redemption proceeds.

ANNUAL FUND OPERATING EXPENSES are based on amounts incurred during the most recent fiscal year adjusted to reflect voluntary fee waivers and expense reimbursements expected to continue during the current fiscal year. Wells Fargo Bank and Stephens each have agreed to waive all or a portion of its respective fees, through at least the current fiscal year, to ensure that "Total Fund Operating Expenses" for Institutional Class shares of the Money Market and U.S. Treasury Money Market Funds do not exceed 0.45% of each Fund's average daily net assets. There can be no assurances that voluntary fee waivers or expense reimbursements will continue.


EXAMPLE OF EXPENSES is a hypothetical example which illustrates the expenses associated with a $1,000 investment over the periods shown, based on the expenses in the table above and an assumed annual rate of return of 5%. This rate of return should not be considered an indication of the actual or expected performance of a Fund. In addition, the Example should not be considered a representation of past or future expenses; actual expenses and returns may be greater or less than those shown. See "Management of the Funds" for more complete descriptions of the various costs and expenses applicable to the Funds.


The Money Market and U.S. Treasury Money Market Funds also offer Class A shares. Investors who are not eligible to invest in the Institutional Class shares may be eligible to invest in Class A shares. The expenses and corresponding performance of the Class A shares may differ from the expenses and corresponding performance of the Institutional Class shares. Additional information about Class A shares, and a free copy of the current prospectus describing the Class A shares, is available from the Company by calling (800) 552-9612.

                                                                      PROSPECTUS
--------------------------------------------------------------------------------

With regard to the combined fees and expenses of the National Tax-Free Institutional Money Market Fund and the Master Portfolio, the Company's Board of Directors has considered whether various costs and benefits of investing all the Fund's assets in the Master Portfolio rather than directly in a portfolio of securities would be more or less than if the Fund invested in portfolio securities directly. The Company's Board believes that the aggregate per share expenses of the Fund will not be more than the expenses incurred by the Fund if the Fund invested directly in the type of securities held by the Master Portfolio. The Board believes that if other investors invest assets in the Master Portfolio, certain economic efficiencies may be realized with respect to the Master Portfolio. For example, fixed expenses that otherwise would have been borne solely by the Fund would be spread across a larger asset base provided by more than one fund investing in the Master Portfolio. There can be no assurance that these economic efficiencies will be achieved. In addition to selling its shares to the National Tax-Free Institutional Money Market Fund, the Master Portfolio may sell its shares to other mutual funds or qualified investors. The expenses and corresponding performance of such other mutual funds and qualified investors may differ from the expenses and performance of the Fund. Information regarding additional options, if any, for investing in shares of the Master Portfolio is available from Stephens and may be obtained by calling (800) 643-9691.


PROSPECTUS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

The following information has been derived from the Financial Highlights in the Funds' 1996 annual financial statements. The financial statements are incorporated by reference into the SAI and have been audited by KPMG Peat Marwick LLP, independent auditors, whose report dated February 14, 1997 also is incorporated by reference into the SAI. This information should be read in conjunction with the Funds' 1996 annual financial statements and the notes thereto. The SAI has been incorporated by reference into this Prospectus.

MONEY MARKET FUND
For an Institutional Class Share Outstanding


                                                                YEAR        YEAR       PERIOD
                                                               ENDED       ENDED       ENDED
                                                              DEC. 31,    DEC. 31,    DEC. 31,
                                                                1996        1995      1994(1)
                                                              --------    --------    --------
Net asset value, beginning of period........................  $   1.00    $   1.00    $  1.00
Income from investment operations:
Net investment income.......................................      0.05        0.06       0.02
Net realized and unrealized gain on investments.............      0.00        0.00       0.00
                                                              --------    --------    -------
Total from investment operations............................      0.05        0.06       0.02
Less distributions:
Dividends from net investment income........................     (0.05)      (0.06)     (0.02)
Distributions from net realized gain........................      0.00        0.00       0.00
                                                              --------    --------    -------
Total from distributions....................................     (0.05)      (0.06)     (0.02)
                                                              --------    --------    -------
Net asset value, end of period..............................  $   1.00    $   1.00    $  1.00
                                                              ========    ========    =======
Total Return (not annualized)...............................      5.15%       5.71%      1.83%
Ratios/supplemental data:
Net assets, end of period (000).............................  $754,092    $324,175    $11,237
Number of shares outstanding, end of period (000)...........   754,092     324,222     11,238
Ratios to average net assets (annualized):
Ratio of expenses to average net assets.....................      0.40%       0.39%      0.38%
Ratio of net investment income to average net assets........      5.04%       5.70%      5.05%
Ratio of expenses to average net assets prior to waived fees
 and reimbursed expenses....................................      0.41%       0.45%      0.55%
Ratio of net investment income to average net assets prior
 to waived fees and reimbursed expenses.....................      5.03%       5.64%      4.88%


---------------
(1) Institutional Class shares commenced operations on August 18, 1994.

                                                                      PROSPECTUS
--------------------------------------------------------------------------------

NATIONAL TAX-FREE INSTITUTIONAL MONEY MARKET FUND

For a Share Outstanding


                                                               PERIOD
                                                               ENDED
                                                              DEC. 31,
                                                              1996(1)
                                                              --------
Net asset value, beginning of period........................  $  1.00
Income from investment operations:
Net investment income.......................................     0.02
Net realized and unrealized gain on investments.............     0.00
                                                              -------
Total from investment operations............................     0.02
Less distributions:
Dividends from net investment income........................    (0.02)
Distributions from net realized gain........................     0.00
                                                              -------
Total from distributions....................................    (0.02)
                                                              -------
Net asset value, end of period..............................  $  1.00
                                                              =======
Total Return (not annualized)...............................     2.27%
Ratios/supplemental data:
Net assets, end of period (000).............................  $60,292
Number of shares outstanding, end of period (000)...........   60,299
Ratios to average net assets (annualized):
Ratio of expenses to average net assets.....................     0.40%(2)
Ratio of net investment income to average net assets........     2.99%(2)
Ratio of expenses to average net assets prior to waived fees
 and reimbursed expenses....................................     0.51%(2)
Ratio of net investment income to average net assets prior
 to waived fees and reimbursed expenses.....................     2.88%(2)


---------------

(1) The Fund commenced operations on April 2, 1996.
(2) Ratio includes income and expenses charged to the Master Portfolio.

PROSPECTUS
--------------------------------------------------------------------------------

U.S. TREASURY MONEY MARKET FUND
For an Institutional Class Share Outstanding


                                                                YEAR        YEAR       PERIOD
                                                               ENDED       ENDED       ENDED
                                                              DEC. 31,    DEC. 31,    DEC. 31,
                                                                1996        1995      1994(1)
                                                              --------    --------    --------
Net asset value, beginning of period........................  $   1.00    $  1.00      $ 1.00
Income from investment operations:
Net investment income.......................................      0.05       0.05        0.02
Net realized and unrealized gain on investments.............      0.00       0.00        0.00
                                                              --------    -------      ------
Total from investment operations............................      0.05       0.05        0.02
Less distributions:
Dividends from net investment income........................     (0.05)     (0.05)      (0.02)
Distributions from net realized gain........................      0.00       0.00        0.00
                                                              --------    -------      ------
Total from distributions....................................     (0.05)     (0.05)      (0.02)
Net asset value, end of period..............................  $   1.00    $  1.00      $ 1.00
                                                              ========    =======      ======
Total Return (not annualized)...............................      4.86%      5.35%       2.00%
Ratios/supplemental data:
Net assets, end of period (000).............................  $156,808    $63,134      $3,898
Number of shares outstanding, end of period (000)...........   156,780     63,130       3,900
Ratios to average net assets (annualized):
Ratio of expenses to average net assets.....................      0.40%      0.39%       0.23%
Ratio of net investment income to average net assets........      4.79%      5.16%       4.42%
Ratio of expenses to average net assets prior to waived fees
 and reimbursed expenses....................................      0.45%      0.49%       0.57%
Ratio of net investment income to average net assets prior
 to waived fees and reimbursed expenses.....................      4.74%      5.06%       4.08%


---------------


(1) Institutional Class shares commenced operations on June 20, 1994.


                                                                      PROSPECTUS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES AND POLICIES


Set forth below is a description of the investment objectives and related policies of each of the Funds. As with all mutual funds, there is no assurance that the Funds, each of which is a diversified portfolio, will achieve their respective investment objectives. The Funds invest only in U.S. dollar-denominated securities with remaining maturities not exceeding thirteen months, as defined under the Investment Company Act of 1940 (the "1940 Act"). The Funds seek to maintain a dollar-weighted average portfolio maturity of 90 days or less. The Funds seek to maintain a constant net asset value of $1.00 per share; however, there is no assurance that this objective will be achieved.


The MONEY MARKET FUND seeks to provide investors with a high level of current income, while preserving capital and liquidity, by investing in high-quality, short-term securities. Under normal market circumstances, the Fund invests its assets exclusively in money market instruments (discussed below).


The U.S. TREASURY MONEY MARKET FUND seeks to provide investors with a high level of current income, while preserving capital and liquidity, by investing in short-term U.S. Treasury bonds, notes and bills ("U.S. Treasury Securities"). The Fund invests exclusively in U.S. Treasury Securities and repurchase agreements fully collateralized by U.S. Treasury Securities. U.S. Treasury Securities are debt obligations issued by the U.S. Government, of which the payment of interest and repayment of principal are secured by the full faith and credit of the U.S. Treasury. Treasury bonds, notes and bills differ mainly in the length of their maturities. Treasury bonds are long-term debt instruments with original maturities of ten years or more. Treasury notes are medium-term debt instruments with original maturities of one to ten years. Treasury bills are short-term debt obligations with original maturities of one year or less and are issued on a discounted basis. The Fund may only purchase U.S. Treasury Securities with remaining maturities of 13 months or less.



The NATIONAL TAX-FREE INSTITUTIONAL MONEY MARKET FUND seeks to provide investors with a high level of income exempt from federal income tax, while preserving capital and liquidity. The Fund seeks to achieve its investment objective by investing all of its assets in the Master Portfolio, which has the same investment objective as the Fund. The Master Portfolio seeks to achieve its investment objective by investing in high-quality, short-term U.S. dollar-denominated money market instruments, primarily municipal obligations, with remaining maturities not exceeding thirteen months. Shares of the National Tax-Free Institutional Money Market Fund may not be suitable investments for tax-exempt institutions or tax-sheltered retirement plans, since such investors would not benefit from the exempt status of the Fund's dividends.



As a matter of fundamental policy, at least 80% of the net assets of the Master Portfolio are invested (under normal market conditions) in municipal obligations that pay interest which is exempt from federal income tax and is not subject to the federal alternative minimum tax. However, as a matter of general operating policy, the Master Portfolio seeks to invest substantially all of its assets in such municipal obligations. The Master Portfolio's investment adviser may rely either on the opinion of bond counsel or counsel to the issuer of the municipal obligations regarding the tax treatment of these obligations. In addition, the Master Portfolio may invest 25% or more of its assets in municipal obligations that are related in such a way that an economic, business or political development or change affecting one such obligation would also affect the other obligations. These municipal obligations may include obligations which pay interest based on the revenues of similar types of projects, such as pollution control bonds, electric and gas utilities bonds and water authority bonds. Adverse economic conditions or conditions or developments affecting a particular state, municipality or issuing authority could impact the obligations issued by such entities and decrease the value of the Fund's investments in such obligations.


INVESTMENT POLICIES
Each of the Funds' investment objectives is fundamental; that is, the investment objective may not be changed without approval by the vote of the holders of a majority of the Fund's outstanding voting securities, as described under "Capital Stock" in the SAI. If the Board of Directors determines, however, that a Fund's investment objective can best be achieved by a substantive change in a non-fundamental investment policy or strategy, the Company may make such change without shareholder approval and will disclose any such material changes in the then current prospectus.

As matters of fundamental policy, the following apply:


    (i) each of the Funds may borrow from banks up to 10% of the current value of its net assets only for temporary purposes in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased by the Money Market
         Fund while any such outstanding borrowing exists and investments may not be purchased by the U.S.
         Treasury Money Market or National Tax-Free
         Institutional Money Market Funds while any such outstanding borrowing in excess of 5% of such Fund's net assets exists);


PROSPECTUS
--------------------------------------------------------------------------------

   (ii) none of the Funds may purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investment in that industry would exceed 25% of the current value of such Fund's total assets, provided that there is no limitation with respect to investments in (a) U.S. Government obligations
         (which includes U.S. Treasury Securities); (b) certain obligations of domestic banks (for the pur-pose of this restriction, domestic bank obligations do not include obligations of U.S. branches of foreign banks or obligations of foreign branches of U.S. banks); and (c) for the National Tax-Free
         Institutional Money Market Fund, municipal securities (for the purpose of this restriction, private activity bonds and notes shall not be deemed municipal securities if the payments of principal and interest on such bonds and notes is the ultimate responsibility of non-governmental entities);
  (iii)  the National Tax-Free Institutional Money Market
         Fund may not make loans, except that it may purchase or hold debt instruments, lend its portfolio securities and enter into repurchase agreement transactions in accordance with its investment policies; loans for purposes of this restriction will not include the Fund's purchase of interests in the Master Portfolio; and
   (iv)  the National Tax-Free Institutional Money Market
         Fund may not purchase securities of any issuer
         (except securities issued or guaranteed by the U.S.
         Government, its agencies and instrumentalities, including government-sponsored enterprises) if, as a result, with respect to 75% of its total assets, more than 5% of the value of the Master Portfolio's total assets would be invested in the securities of any one issuer or, with respect to 100% of its total assets the Master Portfolio's ownership would be more than 10% of the outstanding voting securities of such issuer.


As matters of non-fundamental policy the National Tax-Free Institutional Money Market Fund may:

    (i) invest up to 10% of the current value of its net assets in securities that are illiquid by virtue of the absence of a readily available market or the existence of legal or contractual restrictions on resale and fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days; and
   (ii) invest up to 10% of the current value of its net assets in repurchase agreements having maturities of more than seven days, and restricted securities
         (which include securities that must be registered under the Securities Act of 1933 before they may be offered to the public).

See "Investment Restrictions" and "Additional Permitted Investment Activities" in the SAI.

RISK FACTORS

Investments in a Fund are not bank deposits and are not insured or guaranteed against loss of principal. Although the Funds seek to maintain a stable net asset value of $1.00 per share, there is no assurance that they will be able to do so. As with all mutual funds, there is no assurance that the Funds will achieve their respective investment objectives. Pursuant to the 1940 Act, each Fund must comply with certain investment criteria designed to provide liquidity, reduce risk and allow the Funds to maintain a stable net asset value of $1.00 per share. The Funds seek to reduce risk by investing in securities of various issuers and will comply with 1940 Act and Internal Revenue Code of 1986 (the "Code") diversification requirements.


Since their inception, the Funds have emphasized safety of principal and high credit quality. In particular, the internal investment policies of the Funds' investment adviser, Wells Fargo Bank, have always prohibited the purchase of many types of floating-rate instruments commonly referred to as "derivatives" that are considered potentially volatile. The following types of derivative securities ARE NOT permitted investments for the Funds:

- capped floaters (on which interest is not paid when market rates move above a certain level);

- leveraged floaters (whose interest-rate reset provisions are based on a formula that magnifies changes in interest rates);

- range floaters (which do not pay any interest if market interest rates move outside of a specified range);

- dual index floaters (whose interest-rate reset provisions are tied to more than one index so that a change in the relationship between these indices may result in the value of the instrument falling below face value); and

- inverse floaters (which reset in the opposite direction of their index).

Additionally, the Funds may not invest in securities whose interest rate reset provisions are tied to an index that materially lags short-term interest rates, such as Cost of Funds Index floaters. The Funds may only invest in floating-rate instruments that bear interest at a rate that resets quarterly or more frequently, and which resets based on changes in standard money market rate indices such as U.S. Treasury bills, London Interbank Offered Rate, the prime rate, published commercial paper rates, federal funds rates, Public Securities Associates floaters or JJ Kenney Index floaters.

                                                                      PROSPECTUS
--------------------------------------------------------------------------------

INVESTMENT ACTIVITIES


Set forth below is a more detailed description of the Funds' permissible investments. References to the investments, investment policies and risks of the National Tax-Free Institutional Money Market Fund, unless otherwise indicated, should be understood as references to the investments, investment policies and risks of the Master Portfolio. For additional information, see "Additional Permitted Investment Activities" in each Fund's SAI.

MONEY MARKET INSTRUMENTS

Money market instruments consist of: (a) short-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises) ("U.S. Government obligations"); (b) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other short-term obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of the investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (c) commercial paper rated at the date of purchase "Prime-1" by Moody's Investors Service, Inc. ("Moody's") or "A-1" or better by Standard & Poor's Corporation ("S&P"), or, if unrated, of comparable quality as determined by Wells Fargo Bank; (d) certain repurchase agreements; and (e) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets;
(ii) are among the 75 largest foreign banks in the world as determined on the basis of assets; and (iii) have branches or agencies in the United States.


U.S. GOVERNMENT OBLIGATIONS

The Money Market and National Tax-Free Institutional Money Market Funds may invest in various types of U.S. Government obligations. The U.S. Treasury Money Market Fund invests exclusively in U.S. Treasury Securities (and repurchase agreements collateralized by U.S. Treasury Securities). Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States, as with U.S. Treasury Securities, or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield, duration or value due to their structure or contract terms.


FLOATING- AND VARIABLE-RATE INSTRUMENTS
Certain of the debt instruments in which the Funds may invest bear interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index change. These adjustments generally limit the increase or decrease in the amount of interest received on debt instruments. The floating-and variable-rate instruments that the Funds may purchase include certificates of participation in pools of floating- and variable-rate instruments. Floating- and variable-rate instruments are subject to interest rate risk and credit risk.

REPURCHASE AGREEMENTS

The Funds may enter into repurchase transactions in which the seller of a security to a Fund agrees to repurchase that security from such Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. The Funds may enter into repurchase agreements only with respect to securities that are permissible investments for the Funds. The U.S. Treasury Money Market Fund may only enter into repurchase agreements that are fully collateralized by U.S. Treasury Securities. A Fund may incur a loss on a repurchase agreement transaction if the seller defaults and the value of the underlying collateral declines or is otherwise limited or if receipt of the security is delayed or limited. The Funds may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.


FOREIGN OBLIGATIONS
The Money Market and National Tax-Free Institutional Money Market Funds each may invest up to 25% of its assets in high-quality, short-term debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic development that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

PROSPECTUS
--------------------------------------------------------------------------------

MUNICIPAL OBLIGATIONS
The National Tax-Free Institutional Money Market Fund invests (under normal market conditions) substantially all of its assets in the following types of municipal obligations that pay interest which is exempt from federal income tax: bonds, notes and commercial paper issued by or on behalf of states, territories, and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies, instrumentalities (including government-sponsored enterprises) and authorities, the interest on which, in the opinion of counsel to the issuer or bond counsel, is exempt from federal income tax. These municipal obligations and the taxable investments described below may bear interest at rates that are not fixed.

TAXABLE INVESTMENTS
The National Tax-Free Institutional Money Market Fund may temporarily invest some of its assets in cash reserves or certain high-quality, taxable money market instruments, or may engage in certain other investment activities as described in this Prospectus. The Fund may elect to invest temporarily up to 20% of its net assets in certain permitted taxable investments, including cash reserves, U.S. Government obligations, obligations of domestic banks, commercial paper, taxable municipal obligations and repurchase agreements. The Fund may also invest in U.S. dollar-denominated obligations of foreign banks and foreign securities. Such temporary investments would most likely be made when there is an unexpected or abnormal level of investor purchases or redemptions of interests in the Fund or because of unusual market conditions. The income from these temporary investments and investment activities may be subject to federal income tax. However, as stated above, Wells Fargo Bank seeks to invest substantially all of the Fund's assets in securities exempt from such tax.

LETTERS OF CREDIT
Certain of the debt obligations, certificates of participation, commercial paper and other short-term obligations in which the Money Market and National Tax-Free Institutional Money Market Funds are permitted to purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company that assumes the obligation for payment of principal and interest in the event of default by the issuer. Letter of credit-backed investments must, in the opinion of Wells Fargo Bank, be of investment quality comparable to other permitted high-quality investments of the Fund.

ILLIQUID SECURITIES

The Funds may invest in securities not registered under the Securities Act of 1933 and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to the Fund.


MANAGEMENT OF THE FUNDS
The Company's Board of Directors supervises the Funds' activities, monitors their contractual arrangements with service providers and decides upon matters of general policy.

INVESTMENT ADVISER
The Money Market and U.S. Treasury Money Market Funds and the Master Portfolio are advised by Wells Fargo Bank. Wells Fargo Bank, one of the largest banks in the United States, was founded in 1852 and is the oldest bank in the western United States. As of April 1, 1997, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $57 billion of assets of individuals, trusts, estates and institutions. Wells Fargo Bank also serves as the investment adviser to other separately managed portfolios of the Company and serves as investment adviser or sub-adviser to five other registered investment companies. Wells Fargo Bank is a wholly owned subsidiary of Wells Fargo & Company and is located at 420 Montgomery Street, San Francisco, California 94104.


Wells Fargo Bank provides investment guidance and policy direction in connection with the daily portfolio management of the Funds and Master Portfolio. Wells Fargo Bank furnishes to the Board of Directors periodic reports on the investment strategy and performance of each Fund and the Master Portfolio.



For its services as investment adviser to the Money Market and U.S. Treasury Money Market Funds, Wells Fargo Bank is entitled to receive monthly fees at the annual rate of 0.25% of each Fund's average daily net assets. For its services as investment adviser to the Master Portfolio, Wells Fargo Bank is entitled to receive monthly fees at the annual rate of 0.30% of the Master Portfolio's average daily net assets. For the year ended December 31, 1996, the Money Market and U.S. Treasury Money Market Funds each paid advisory fees to Wells Fargo Bank at the annual rate of 0.25% of such Fund's respective average daily net assets. For the period from commencement of operations (April 2, 1996) to December 31, 1996, the Master Portfolio paid advisory fees to Wells Fargo Bank at the annual rate of 0.19% of the National Tax-Free Institutional Money Market Fund's average daily net assets.



Wells Fargo Bank deals, trades and invests for its own account in the types of securities in which the Funds may invest and may have deposit, loan and commercial banking relationships with the issuers of securities purchased by a Fund. Wells Fargo Bank has informed the Company that in making its investment decisions it does not obtain or use material inside information in its possession. Purchase and sale orders of the securities held by each of the Funds may be combined with those of other accounts that Wells


                                                                      PROSPECTUS
--------------------------------------------------------------------------------

Fargo Bank manages, and for which it has brokerage placement authority, in the interest of seeking the most favorable overall net results. When Wells Fargo Bank determines that a particular security should be bought or sold for any of the Funds and other accounts managed by Wells Fargo Bank, Wells Fargo Bank undertakes to allocate those transaction costs among the participants equitably. From time to time, each of the Funds, to the extent consistent with its investment objective, policies and restrictions, may invest in securities of companies with which Wells Fargo Bank has a lending relationship.

Morrison & Foerster LLP, counsel to the Company and the Trust and special counsel to Wells Fargo Bank, has advised the Company, the Trust and Wells Fargo Bank that Wells Fargo Bank and its affiliates may perform the services contemplated by the Advisory Contracts and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.

ADMINISTRATOR AND CO-ADMINISTRATOR

Wells Fargo Bank as administrator and Stephens as co-administrator, provide the Funds with administrative services, including general supervision of each Fund's operation, coordination of the other services provided to the Funds, compilation of information for reports to the SEC and state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Company's Directors and officers. Wells Fargo Bank and Stephens also furnish office space and certain facilities to conduct the Funds' business and Stephens compensates the Directors and officers who are affiliated with Stephens. For these administrative services, Wells Fargo Bank and Stephens are entitled to receive monthly fees at annual rates of 0.04% and 0.02%, respectively, of each Fund's average daily net assets. Wells Fargo Bank and Stephens may delegate certain of their administrative duties to sub-administrators.


Stephens previously provided substantially the same services as sole administrator to the Funds and was entitled to receive monthly fees at the annual rate of 0.10% of the average daily net assets of the of the Money Market and U.S. Treasury Money Market Funds, and 0.05% of the average daily net assets of the National TaxFree Institutional Money Market Fund.

SPONSOR AND DISTRIBUTOR
Stephens is the Funds' and the Master Portfolio's sponsor and distributes the Funds' shares. Stephens is a full service broker/dealer and investment advisory firm located at 111 Center Street, Little Rock, Arkansas 72201. Stephens and its predecessor have been providing securities and investment services for more than sixty years. Additionally, they have been providing discretionary portfolio management services since 1983. Stephens currently manages investment portfolios for pension and profit sharing plans, individual investors, foundations, insurance companies and university endowments.

The Company has entered into a Distribution Agreement with Stephens pursuant to which Stephens is responsible for distributing the Funds' shares. Stephens bears the cost of printing and mailing prospectuses to potential investors and any advertising expenses incurred by it in connection with the distribution of shares. In addition, Stephens has established a cash and non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Company's funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise or the cash value of a non-cash compensation item.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT
Wells Fargo Bank has been retained to act as the Funds' custodian and transfer and dividend disbursing agent. Wells Fargo Bank performs the custodial, transfer and dividend disbursing agency activities at 525 Market Street, San Francisco, California 94105.

FUND EXPENSES

From time to time, Wells Fargo Bank and Stephens may waive their respective fees in whole or in part and reimburse expenses payable to others. Any such waivers or reimbursements will reduce a Fund's expenses and, accordingly, have a favorable impact on the Fund's performance. Except for the expenses borne by Wells Fargo Bank and Stephens, each Fund bears all costs of its operations, including its pro rata portion of Company expenses such as fees and expenses of its independent auditors and legal counsel, and compensation of the Company's directors who are not affiliated with the adviser, administrators or any of their affiliates; advisory, transfer agency, custody and administration fees; and any extraordinary expenses. Expenses attributable to a Fund are charged against the Fund's assets. General expenses of


PROSPECTUS
--------------------------------------------------------------------------------
the Company are allocated among all of the funds of the Company, including the Funds, in a manner proportionate to the net assets of each fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable. The National Tax-Free Institutional Money Market Fund bears a pro rata portion of the Master Portfolio's expenses.


DETERMINATION OF NET ASSET VALUE

The price of each Fund share is its net asset value. Net asset value per class of shares of each Fund is determined by Wells Fargo Bank on each day that the Fund is open for trading (a "Business Day"). The Funds are open Monday through Friday and are closed weekends and standard New York Stock Exchange holidays.


The net asset value of a share of a class of the Money Market or U.S. Treasury Money Market Funds is the value of the total net assets attributable to such class, divided by the number of outstanding shares of such class. The National Tax-Free Institutional Money Market Fund's investment in the Master Portfolio is valued at the net asset value of the Master Portfolio's shares, which is calculated as described above.



The net asset value for Institutional Class shares of the Money Market and U.S. Treasury Money Market Funds is determined as of 12:00 noon and 1:00 p.m. (Pacific time). The net asset value for shares of the National Tax-Free Institutional Money Market Fund is determined as of 9:00 a.m. and 1:00 p.m. (Pacific time). The Master Portfolio calculates the net asset value of its shares on each day and at the same time as the corresponding Fund. On any day the trading markets for both U.S. government securities and money market instruments close early, the Money Market and U.S. Treasury Money Market Funds may close early. On these days, the net asset value calculation time and the dividend, purchase and redemption cut-off times for each such Fund may be earlier than 12:00 noon.



The Funds' and Master Portfolio's investments are valued on the basis of amortized cost. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.


PERFORMANCE DATA

From time to time, the Company may advertise yield information for a Fund or class. Yield information is based on the historical earnings and performance of a Fund or class and should not be considered representative of future performance. Each of the Funds may advertise its current yield and effective yield for a class of shares.


Current yield for a Fund or class is computed by dividing net investment income per share of a class earned during a specified period by its net asset value per share on the last day of such period and annualizing the result. The current yield shows the annualized income per share generated by an investment in such Fund or class over a stated period. In calculating the annualized effective yield, the income earned per share of a Fund or class is assumed to have been reinvested. The effective yield is slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

The National Tax-Free Institutional Money Market Fund also may advertise tax-equivalent yield or effective tax-equivalent yield. The tax- equivalent yield and effective tax-equivalent yield of the Fund assume that a stated income tax rate has been applied to determine the tax-equivalent figures. The application of the stated income tax rate results in higher effective yield figures. The Fund may also present nonstandard performance information, such as distribution rate, for purposes of sales literature.

Additional performance information is contained in the Company's Annual Report which is available upon request without charge by calling the Company at (800) 552-9612.

PURCHASE OF SHARES

The minimum initial investment in a Fund is $150,000. All subsequent purchases must be at least $25,000. There is no minimum initial or subsequent additional investment amount for shares purchased in connection with a Benefit Plan and no minimum purchase requirement for reinvestment of dividends or capital gains. Investments in shares of more than one fund, or shares held in more than one account, may not be aggregated for purposes of determining whether a particular investor meets the minimum purchase requirements.

Shares of each Fund may be purchased on any Business Day through Stephens, the Transfer Agent, or any authorized broker/dealer or financial institution with which Stephens has entered into agreements. Such broker/dealers or financial institutions are responsible for the prompt transmission of purchase, exchange or redemption orders, and may independently establish and charge additional fees to their clients for such services, other than services related to purchase orders, which would reduce the clients' overall yield or return. By investing in Fund shares, a shareholder appoints the Transfer Agent to establish an account to which all shares purchased will be credited, together with any dividends and capital gain distributions that are paid in additional shares. Shares of the Funds are offered continuously at the net asset value next determined after a purchase order is effective. No sales loads are imposed.

                                                                      PROSPECTUS
--------------------------------------------------------------------------------

After a properly completed Account Application is received and the investor's wire order or check is received and converted into federal funds, or an account with a bank that is designated in the Account Application and that is approved by the Transfer Agent is debited, the purchase order is effective, and full and fractional shares are purchased at the next determined net asset value, which is expected to remain a constant $1.00 per share.

Checks will be accepted for the purchase of Fund shares subject to collection at full face value in U.S. dollars. When payment for Fund shares is by a check that is drawn on any member bank of the Federal Reserve System, federal funds normally become available to the Fund on the business day after the day the check is deposited. Checks drawn on a non-member bank or a foreign bank may take substantially longer to be converted into federal funds and, accordingly, may delay the execution of an order. If shares are purchased by a check that does not clear, the Company reserves the right to cancel the purchase and hold the investor responsible for any losses or fees incurred. In addition, a Fund may hold payment on any redemption until reasonably satisfied that investments made by check have been collected (which may take up to 10 days). All investments are subject to a determination by the Company that the investment instructions are complete. The Company reserves the right to reject any purchase order or suspend sales at any time.

Purchase orders for shares of the National Tax-Free Institutional Money Market Fund that are received by the Transfer Agent before 9:00 a.m. (Pacific time) are executed on the same day; orders received by the Transfer Agent after 9:00 a.m. are executed on the next Business Day. Purchase orders for shares of the Money Market and U.S. Treasury Money Market Funds that are received by the Transfer Agent before 12:00 noon (Pacific time) are executed on the same day; orders received by the Transfer Agent after 12:00 noon are executed on the next Business Day. Purchase orders are processed at the net asset value next determined after the order is received.

If investors, with the prior approval of the Company, notify the Company at or before 12:00 noon (Pacific time) on any Business Day that they intend to wire federal funds to purchase shares of the Money Market or U.S. Treasury Money Market Funds, the Account Application will be executed at the net asset value per share determined at 12:00 noon the same day.

Account Applications received from Benefit Plans before 1:00 p.m. (Pacific time) on any Business Day are executed at the net asset value per share determined as of 1:00 p.m. on the same day. Wire transmissions may, however, be subject to delays of several hours, in which event the effectiveness of the order will be delayed.


Inquiries concerning purchases may be directed to the Company at (800) 572-7797 or at the address on the back cover of the Prospectus. The Company or Stephens may make this Prospectus available in an electronic format. Upon receipt of a request from an investor or the investor's representative, the Company or Stephens will transmit or cause to be transmitted promptly, without charge, a paper copy of the electronic prospectus.



Fund shares may be purchased by any of the methods described below.


INITIAL PURCHASES BY WIRE
1. Telephone toll free (800) 572-7797. Give the name of the Fund and class of shares, the name(s) in which the shares are to be registered, the address and social security number (or tax identification number, where applicable) of the person or entity in whose name(s) the shares are to be registered, dividend payment election, amount to be wired, name of the wiring bank and name and telephone number of the person to be contacted in connection with the order. An account number will be assigned.

2. Instruct the wiring bank, which may charge a separate fee, to transmit the specified amount in federal funds ($150,000 or more) to:

Wells Fargo Bank, N.A.
San Francisco, California
Bank Routing Number: 121000248
Wire Purchase Account Number: 4068-000462
Attention: Overland Express (Name of Fund -- designate Institutional Class, if applicable)
Account Name(s): (name(s) in which the account is to be registered)
Account Number: (as assigned by telephone)

3. A completed Account Application should be mailed, or sent by telefacsimile with the original subsequently mailed, to the following address immediately after the funds are wired and must be received and accepted by the Transfer Agent before an account can be opened. An original Application must be received by the Transfer Agent within thirty (30) days of purchase to prevent backup withholding taxes.

Wells Fargo Bank, N.A.
Overland Express Shareholder Services
P.O. Box 63084
San Francisco, California 94163
Telefacsimile: 1-415-781-4082

4. Share purchases are effected at the net asset value next determined after the Account Application is received and accepted.

PROSPECTUS
--------------------------------------------------------------------------------

INITIAL PURCHASES BY MAIL
1. Complete an Account Application. Indicate the services to be used.

2. Mail the Account Application and a check for $150,000 or more, payable to "Overland Express (Name of Fund -- designate Institutional Class, if applicable)" to the mailing address set forth above.

ADDITIONAL PURCHASES

Additional purchases of $25,000 or more may be made by instructing the Funds' Transfer Agent to debit the Wells Fargo Bank account designated in the Account Application, by wire by instructing the wiring bank to transmit the specified amount as directed above for initial purchases, or by mail by mailing a check payable to "Overland Express (Name of Fund, designate Class, if applicable)" to the above address. Write the Fund account number on the check and include the detachable stub from a Statement of Account or a letter providing the account number.



PURCHASES THROUGH AUTHORIZED BROKER/DEALERS AND FINANCIAL INSTITUTIONS


Purchase orders for shares of the National Tax-Free Institutional Money Market Fund placed through authorized broker/dealers and financial institutions by 9:00 a.m. (Pacific time) on any Business Day, including orders for which payment is to be made from free cash credit balances in securities accounts maintained by a dealer, are executed on the same day the order is placed if notice is provided to the Transfer Agent by 9:00 a.m. and if federal funds are received by the Transfer Agent before the close of business. Purchase orders for shares of the National Tax-Free Institutional Money Market Fund that are received by a dealer or financial institution after 9:00 a.m. or federal funds that are not received by the Transfer Agent before the close of business are executed on the next Business Day following the day the order is placed.



Purchase orders for Institutional Class shares of the Money Market and U.S. Treasury Money Market Funds placed through authorized broker/dealers and financial institutions by 12:00 noon (Pacific time) on any Business Day, including orders for which payment is to be made from free cash credit balances in securities accounts maintained by a dealer, are executed on the same day the order is placed if notice is provided to the Transfer Agent by 12:00 noon and if federal funds are received by the Transfer Agent before the close of business. Purchase orders for Institutional Class shares of the Money Market and U.S. Treasury Money Market Funds that are received by a dealer or financial institution after 12:00 noon or federal funds that are not received by the Transfer Agent before the close of business are executed on the next Business Day following the day the order is placed.



The broker/dealer or financial institution is responsible for the prompt transmission of purchase orders to the Transfer Agent. A broker/dealer or financial institution that is involved in a purchase transaction may charge separate account, service or transaction fees. Financial institutions may be required to register as dealers pursuant to applicable state securities laws, which may differ from federal law and any interpretations expressed herein.


EXCHANGE PRIVILEGES

Shares of the Funds may be exchanged for shares of another Fund or for Class A shares of one of the Company's other funds in an identically registered account (provided that shares of the fund to be acquired are registered for sale in the investor's state of residence) at respective net asset values if the shares being acquired carry no sales load or the shares being exchanged were acquired in exchange for shares on which an equivalent sales load was paid. Otherwise, applicable sales loads or sales load differentials will be charged on an exchange. Before making an exchange from the Fund, an investor should observe the following:

- You will need to read the prospectus of the fund into which you want to exchange.


- Every exchange is a redemption of shares of one fund and the purchase of shares of another fund.


- You must exchange at least the minimum initial purchase amount of the Fund you are redeeming unless you have already met the minimum initial purchase amount of the fund you are purchasing.

- You will need to pay the difference between any load you have already paid and the load you are subject to in the new fund.

- The Company may limit the number of times shares may be exchanged or may reject any telephone exchange order. Subject to limited exceptions, the Company will notify you 60 days before discontinuing or modifying the exchange privilege.

- No fees are currently charged investors directly in connection with exchanges through the Company although the Company reserves the right, upon not less than 60 days' written notice, to charge investors a nominal exchange fee in accordance with rules promulgated by the SEC.


The procedures applicable to Fund share redemptions also apply to Fund share exchanges. In particular, the only transaction orders that are processed at 1:00 p.m. (Pacific time) are those that are received prior to that time through Benefit Plans. Exchange orders received after 9:00 a.m. (Pacific time) are processed on the next Business Day for each fund involved in the exchange.



To exchange shares, investors should write the Transfer Agent at the address under "Purchase of Shares -- Initial Purchases by


                                                                      PROSPECTUS
--------------------------------------------------------------------------------

Wire," call the Transfer Agent at (800) 572-7797 or contact a Selling Agent, authorized broker/dealer or financial institution.


Telephone exchange and redemption privileges are made available to shareholders automatically upon opening an account, unless specifically declined (in which case the shareholder may subsequently authorize such telephone exchanges and redemptions by completing a Telephone Exchange Authorization Form and submitting it to the Transfer Agent in advance of the first such transaction). These privileges authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be the investor. The Company will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine. If the Transfer Agent does not follow such procedures, the Company and the Transfer Agent may be liable for any losses attributable to unauthorized or fraudulent instructions. Neither the Company nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.

REDEMPTION OF SHARES

Shares may be redeemed at their next determined net asset value after receipt of a request in proper form by the Transfer Agent directly or through any authorized broker/dealer or financial institution. The Company does not charge for redemption transactions. However, a broker/dealer or financial institution that is involved in a redemption transaction may charge separate account, service or transaction fees. There is no limitation on the amount that can be redeemed at one time, although a Fund may limit new purchases if an investor attempts to avoid the minimum initial purchase requirements by making partial redemptions shortly following an initial purchase of $150,000.


Redemption orders for Institutional Class shares of the Money Market and U.S. Treasury Money Market Funds that are received by the Transfer Agent before 12:00 noon (Pacific time) on any Business Day are executed at the net asset value determined at 12:00 noon on that day. Redemption orders for shares of the National Tax-Free Institutional Money Market Fund that are received by the Transfer Agent before 9:00 a.m. (Pacific time) are executed at the net asset value determined at 9:00 a.m. on that day.


Redemption orders for Institutional Class shares of the Money Market and U.S. Treasury Money Market Funds that are received by the Transfer Agent after 12:00 noon (Pacific time) on any Business Day are executed at the net asset value determined at 12:00 noon on the next Business Day. Redemption orders for shares of the National Tax-Free Institutional Money Market Fund that are received by the Transfer Agent after 9:00 a.m. (Pacific time) on any Business Day are executed at the net asset value determined at 9:00 a.m. on the next Business Day.

Redemption orders received in connection with Benefit Plans by the Transfer Agent before 1:00 p.m. (Pacific time) on any Business Day are executed at the net asset value determined at 1:00 p.m. on that day.


Redemption proceeds ordinarily will be remitted within seven days after the order is received in proper form, except proceeds may be remitted over a longer period to the extent permitted by the SEC under extraordinary circumstances.



If an expedited redemption is requested, redemption proceeds will be distributed only if the check used for investment is deemed to be cleared for payment by the shareholder's bank, currently considered by the Company to be a period of ten
(10) Business Days after investment. The redemption proceeds, of course, may be more or less than cost. Payment of redemption proceeds may be made in securities, subject to regulation by some state securities commissions.


REDEMPTION BY MAIL
1. Write a letter of instruction. Indicate the dollar amount or number of shares to be redeemed. Refer to the investor's Fund account number and provide either a social security or a tax identification number (where applicable) of the person or entity in whose name(s) the shares are registered.

2. Sign the letter in exactly the same way the account is registered. If there is more than one owner of the shares, all must sign.

3. If shares to be redeemed have a value of $5,000 or more, or redemption proceeds are to be made to someone other than the shareholder at its address of record, the signature(s) must be guaranteed by an "eligible guarantor institution," which includes a commercial bank that is a member of the FDIC, a trust company, a member firm of a domestic stock exchange, a savings association, or a credit union that is authorized by its charter to provide a signature guarantee. Signature guarantees by notaries public are not acceptable. Further documentation may be requested from corporations, administrators, executors, personal representatives, trustees or custodians.

4. Mail the letter to the Transfer Agent at the mailing address set forth under "Purchase of Shares."


Unless other instructions are given in proper form, a check for the proceeds of a redemption will be sent to the investor's address of record.


SYSTEMATIC WITHDRAWAL PLAN
The Company's Systematic Withdrawal Plan provides an investor with a convenient way to have Fund shares redeemed from an account and the proceeds distributed to the investor on a monthly

PROSPECTUS
--------------------------------------------------------------------------------
basis. An investor may participate in this plan only if the investor has a Fund account valued at $10,000 or more as of the date of the election to participate. The investor specifies an amount ($100 or more) to be distributed by check to the investor's address of record or deposited in an approved bank account designated in the account application (an "Approved Bank Account"). The Transfer Agent redeems sufficient shares and mails or deposits redemption proceeds as instructed on or about the fifth Business Day prior to the end of each month. There are no separate fees charged to investors by the Fund for participating in the Systematic Withdrawal Plan.


It may take up to ten (10) Business Days after receipt of your request to establish your participation in the Systematic Withdrawal Plan. Investors may change the withdrawal amount, suspend withdrawals or terminate participation in the Systematic Withdrawal Plan at any time by providing written notice to the Transfer Agent at least ten (10) Business Days prior to any scheduled transaction. Participation in the Systematic Withdrawal Plan may be terminated automatically if the investor's Fund account balance is insufficient to make a withdrawal or if the investor's Fund account or Approved Bank Account is closed.


EXPEDITED REDEMPTIONS BY LETTER AND TELEPHONE

A shareholder may request an expedited redemption of shares by letter or telephone (unless the shareholder has elected not to authorize telephone redemptions on the Account Application or other form that is on file with the Transfer Agent) on any Business Day. See "Exchange Privileges" for additional information regarding telephone redemption privileges. To request expedited redemption by telephone, please call the Transfer Agent at (800) 572-7797. To request expedited redemption by mail, mail your request for expedited redemption to the Transfer Agent at the mailing address set forth under "Purchase of Shares -- Initial Purchases by Wire."


Upon request, proceeds of expedited redemptions of $5,000 or more will be wired or credited to the shareholder's Approved Bank Account or wired to an authorized broker/dealer or financial institution designated in the Account Application. The Company reserves the right to impose charges for wiring redemption proceeds. When proceeds of an expedited redemption are to be paid to someone other than the shareholder, to an address other than that of record, or to a bank, broker/dealer or other financial institution that has not been predesignated, the expedited redemption request must be made by letter and the signature(s) on the letter must be guaranteed, regardless of the amount of the redemption.


If an expedited redemption request for Institutional Class shares of the Money Market and U.S. Treasury Money Market Funds is received by the Transfer Agent by 12:00 noon (Pacific time), or by 9:00 a.m. for shares of the National Tax-Free Institutional Money Market Fund on any Business Day, the redemption proceeds will be transmitted to the shareholder's bank or predesignated broker/dealer or financial institution on the same day (assuming the investment check has cleared as described above), absent extraordinary circumstances. A check for proceeds of less than $5,000 will be mailed to the shareholder's address of record, except that, in the case of investments in the Company that have been effected through broker/dealers, banks and other institutions that have entered into special arrangements with the Company, the full amount of the redemption proceeds may be transmitted by wire or credited to a designated account.



REDEMPTIONS THROUGH AUTHORIZED BROKER/DEALERS AND FINANCIAL INSTITUTIONS


Unless an investor has made other arrangements with an authorized broker/dealer or other financial institution, and informed the Transfer Agent of such arrangements, proceeds of redemptions will be credited to an Approved Bank Account. If no such account is designated, a check for the proceeds is mailed to the investor's address of record or, if such address is no longer valid, the proceeds are credited to the investor's account with the broker/dealer or financial institution. A redeeming shareholder may request a check from the broker/dealer or financial institution or may elect to retain the redemption proceeds in such shareholder's account. The broker/dealer or financial institution may charge a service fee and may benefit from the use of the redemption proceeds prior to the clearance of a check issued to a redeeming shareholder for such proceeds or prior to disbursement or reinvestment of such proceeds on behalf of the shareholder.


DIVIDENDS AND DISTRIBUTIONS


Each of the Money Market and U.S. Treasury Money Market Funds intend to declare as a dividend substantially all of its net investment income for each class at the close of each business day to shareholders of record at 12:00 noon (Pacific time) on the day of declaration. The National Tax-Free Institutional Money Market Fund intends to declare dividends of substantially all of its net investment income on a daily basis, payable to shareholders of record as of 9:00 a.m. (Pacific time).



Purchase orders for shares of the Money Market and U.S. Treasury Money Market Funds received before 12:00 noon (Pacific time) on any Business Day begin earning dividends on the day such purchase orders are effective and continue to earn dividends through the day prior to the date such shares are redeemed. Purchase orders for shares of the National Tax-Free Institutional Money Market Fund received before 9:00 a.m. (Pacific time) on any Business Day begin earning dividends on the day such purchase orders are effective and continue to earn dividends


                                                                      PROSPECTUS
--------------------------------------------------------------------------------
through the day prior to the date such shares are redeemed. Purchase orders processed at 1:00 p.m. (Pacific time) on any Business Day begin earning dividends on the following Business Day and continue to earn dividends through the day prior to the date such shares are redeemed.



Dividends for a Saturday, Sunday or Holiday will be declared as a dividend to shareholders on the preceding Business Day. Dividends of each Fund declared in, and attributable to, any month will be paid on the last Business Day of the month and generally are mailed early in the following month. Shareholders of any of the Funds who redeem shares prior to a dividend payment date will be entitled to all dividends declared but unpaid prior to redemption on such shares on the next dividend payment date.



Dividends and any capital gain distributions paid by each of the Funds will be invested in additional shares of the same Fund at net asset value and credited to the shareholder's account on the payment date or, at the shareholder's election, paid by check. The Funds will declare and distribute any capital gains at least annually. Dividend checks and Statements of Account will be mailed approximately three business days after the payment date. Investors have three options for receiving distributions of dividends and capital gains (if any). See "Dividend and Distribution Options" below.


DIVIDEND AND DISTRIBUTION OPTIONS
When an investor fills out an Account Application, the investor can choose from three dividend and distribution options:

A. The AUTOMATIC REINVESTMENT OPTION provides for the reinvestment of dividends and capital gain distributions in additional shares of the same Class of the Fund. Dividends and distributions declared in a month are reinvested at net asset value early in the following month. Investors are assigned this option automatically if they make no choice on their Account Applications.


B. The AUTOMATIC CLEARING HOUSE OPTION permits investors to have dividends and capital gain distributions deposited in an Approved Bank Account. In the event the Approved Bank Account is closed, and such distribution is returned to the Funds' dividend disbursing agent, the distribution will be reinvested in an investor's Fund account at the net asset value next determined after the distribution has been returned. If this happens, the investor's Automatic Clearing House Option will be converted to the Automatic Reinvestment Option.



C. The CHECK PAYMENT OPTION allows an investor to receive a check for a dividend or capital gain distribution, which is mailed either to the designated address, or the investor's Approved Bank Account, early in the month following declaration. If the U.S. Postal Service cannot deliver such checks, or if such checks remain uncashed for six months, those checks will be reinvested in the investor's Fund account at the net asset value next determined after the earlier of the date the checks have been returned to the dividend disbursing agent or the date six months after the payment of such dividend or distribution. If this happens, the investor's Check Payment Option will be converted to the Automatic Reinvestment Option.


The Company takes reasonable efforts to locate investors whose checks are returned or uncashed after six months. The Company forwards moneys to the dividend disbursing agent so that it may issue investors dividend checks under the Check Payment Option. The dividend disbursing agent may benefit from the temporary use of such money until these checks clear.

TAXES


Dividends distributed from the National Tax-Free Institutional Money Market Fund's net interest income from tax-exempt securities will not be subject to federal income taxes. Dividends attributable to the National Tax-Free Institutional Money Market Fund's interest income from taxable securities and short-term capital gains are taxable to the Fund's shareholders as ordinary income. Dividends from net investment income and net short-term capital gains, if any, of the Money Market and U.S. Treasury Money Market Fund are taxable to the Funds' shareholders as ordinary income. Distributions from the Funds' net long-term capital gains, if any, are designated as capital gain distributions and taxable to the Funds' shareholders as long-term capital gains.



Dividend and capital gain distributions will be taxable when paid, whether you take such distributions in cash or have them automatically reinvested in additional Fund shares. Distributions declared in October, November and December and distributed in the following January will be treated as if they were paid by December 31.


Foreign shareholders may be subject to different tax treatment, including withholding taxes. See "Federal Income Taxes -- Foreign Shareholders" in the SAIs. In certain circumstances, U.S. residents may also be subject to withholding taxes. See "Federal Income Taxes -- Backup Withholding" in the SAIs.

The foregoing discussion regarding taxes is based on tax laws which were in effect as of the date of this Prospectus and summarizes only some of the important federal tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning; you should consult your tax advisor with respect to your specific tax situation as well as with respect to foreign, state and local taxes. Additional tax considerations, including the federal alternative minimum tax, where applicable, are discussed in the SAI for each Fund.

PROSPECTUS
--------------------------------------------------------------------------------

ORGANIZATION AND CAPITAL STOCK

The Company, an open-end, management investment company, was incorporated in Maryland on April 27, 1987. All shares of the Company have equal voting rights and will be voted in the aggregate, and not by series or class, except where voting by series or class is required by law or where the matter involved affects only one series or class. The Company may dispense with the annual meeting of shareholders in any fiscal year in which it is not required to elect Directors under the 1940 Act; however, shareholders are entitled to call a meeting of shareholders for purposes of voting on removal of a Director or Directors. A more detailed statement of the voting rights of shareholders is contained in the SAI. All shares of the Company, when issued, will be fully paid and nonassessable.

THE MASTER PORTFOLIO
The National Tax-Free Institutional Money Market Fund may withdraw its investments in the Master Portfolio only if the Company's Board of Directors determines that such action is in the best interests of the Fund and its shareholders. Upon such withdrawal, the Board would consider alternative investments, including investing all of the Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund's assets in accordance with its investment policies.


The investment objective and other fundamental policies of the Master Portfolio cannot be changed without approval by the holders of a majority, as defined in the 1940 Act, of the Master Portfolio's outstanding voting securities. Whenever the National Tax-Free Institutional Money Market Fund, as a Master Portfolio interestholder, is requested to vote on matters pertaining to any fundamental policy of the Master Portfolio, the Company will hold a meeting of the Fund's shareholders to consider such matters, and the Fund's votes will be cast in proportion to the votes received from Fund shareholders. The National Tax-Free Institutional Money Market Fund will vote those Fund shares for which it receives no voting instructions in the same proportion as the votes received from Fund shareholders. In addition, certain policies of the Master Portfolio that are non-fundamental could be changed by vote of a majority of the Trust's Trustees without interestholder vote. If the Master Portfolio's investment objective or fundamental or non-fundamental policies are changed, the Fund could subsequently change its objective or policies to correspond to those of the Master Portfolio, or the National Tax-Free Institutional Money Market Fund could redeem its Master Portfolio interests and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its investment objective. In the latter case, the Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund. The National Tax-Free Institutional Money Market Fund will provide shareholders with 30 days' written notice prior to the implementation of any change in the investment objective of the Fund or the Master Portfolio, to the extent possible. Additional information regarding the officers and directors/trustees of the Company and the Trust is located in Fund's SAI under "Management."


                                                                      PROSPECTUS
--------------------------------------------------------------------------------

                      This page intentionally left blank.

                                                             ---------------------
                                                                   BULK RATE
                                                                  U.S. POSTAGE
                                                                      PAID
                                                                 DALLAS, TEXAS
                                                                Permit No. 1808
                                                             ---------------------


 NOT FDIC INSURED

 For Customer Service or questions about
 your account, call (800) 572-7797


 For more information about the Funds,
 simply call (800) 552-9612.



 You may also write to the Funds at:


 OVERLAND EXPRESS FUNDS, INC.
 c/o Overland Express
 Shareholder Services
 Wells Fargo Bank, N.A.
 P.O. Box 63084
 San Francisco, California 94163

 MMI P 5/97                       [OVERLAND EXPRESS LOGO]

                                                 OVERLAND EXPRESS FUNDS

                                                 PROSPECTUS
                                                 MAY 1, 1997

                                                 CALIFORNIA TAX-FREE BOND FUND

                                                 MUNICIPAL INCOME FUND

                                                 U.S. GOVERNMENT INCOME FUND

                                        LOGO

Overland Express Logo

PROSPECTUS DATED MAY 1, 1997

Telephone: (800) 552-9612

Overland Express Funds, Inc. (the "Company") is an open-end, series investment company. This Prospectus contains information about three of the Company's funds -- the CALIFORNIA TAX-FREE BOND FUND, the MUNICIPAL INCOME FUND and the U.S. GOVERNMENT INCOME FUND (each, a "Fund" and collectively, the "Funds").

The CALIFORNIA TAX-FREE BOND FUND seeks to provide investors with a high level of income exempt from federal income taxes and from California personal income taxes, while preserving capital, by investing in medium- to long-term, investment-grade municipal securities.

The MUNICIPAL INCOME FUND seeks to provide investors with a high level of income, consistent with the preservation of capital, by investing primarily in a diversified portfolio of high quality, medium- to long-term municipal securities issued by or on behalf of states, territories and possessions or commonwealths of the United States and the District of Columbia or their political subdivisions, authorities, agencies and instrumentalities, the income of which is exempt from federal income tax, but subject to the federal alternative minimum tax.

The U.S. GOVERNMENT INCOME FUND primarily seeks to provide investors with current income, while preserving capital, by investing in a portfolio consisting of securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

This Prospectus describes two classes of shares of each Fund -- Class A and Class D shares.

Investors should read this Prospectus carefully and retain it for future reference. It sets forth concisely the information a prospective investor should know before investing in a Fund. Statements of Additional Information ("SAIs") dated May 1, 1997, containing additional and more detailed information about the Funds, have been filed with the Securities and Exchange Commission (the "SEC") and are hereby incorporated by reference into this Prospectus. Each Fund's SAI is available without charge and can be obtained by writing the Company at P.O. Box 63084, San Francisco, CA 94163 or by calling the Company at (800) 552-9612.

--------------------------------------------------------------------------------

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, WELLS FARGO BANK, N.A. OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN A FUND INVOLVES CERTAIN INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

WELLS FARGO BANK IS THE INVESTMENT ADVISER AND ADMINISTRATOR AND PROVIDES CERTAIN OTHER SERVICES TO THE FUNDS, FOR WHICH IT IS COMPENSATED. STEPHENS INC., WHICH IS NOT AFFILIATED WITH WELLS FARGO BANK, IS THE SPONSOR, CO-ADMINISTRATOR AND DISTRIBUTOR FOR THE FUNDS.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS



                                                     PAGE

PROSPECTUS SUMMARY.................................    1

SUMMARY OF EXPENSES................................    4

FINANCIAL HIGHLIGHTS...............................    7

INVESTMENT OBJECTIVES AND POLICIES.................   13

INVESTMENT ACTIVITIES..............................   16

MANAGEMENT OF THE FUNDS............................   17

DETERMINATION OF NET ASSET VALUE...................   20

PURCHASE OF SHARES.................................   21

EXCHANGE PRIVILEGES................................   24

REDEMPTION OF SHARES...............................   25

DIVIDENDS AND DISTRIBUTIONS........................   27

TAXES..............................................   28

ORGANIZATION AND CAPITAL STOCK.....................   28


                                                                      PROSPECTUS
--------------------------------------------------------------------------------

PROSPECTUS SUMMARY

The Company, as an open-end investment company, provides a convenient way for you to invest in portfolios of securities selected and supervised by professional management. The following provides information about the Funds.

Q. WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?
A. The CALIFORNIA TAX-FREE BOND FUND seeks to provide investors with a high level of income exempt from federal income taxes and from California personal income taxes, while preserving capital, by investing in medium- to long-term, investment-grade municipal securities.

   The MUNICIPAL INCOME FUND seeks to provide investors with a high-level of income, consistent with the preservation of capital, by investing primarily in a diversified portfolio of high-quality, medium- to long-term municipal securities issued by or on behalf of states, territories, and possessions or commonwealths of the United States and the District of Columbia or their political subdivisions, authorities, agencies and instrumentalities, the income of which is exempt from federal income tax, but subject to the federal alternative minimum tax ("tax-advantaged municipal securities").

   The U.S. GOVERNMENT INCOME FUND primarily seeks to provide investors with current income, while preserving capital, by investing in a portfolio consisting of securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

   See "Investment Objectives and Policies."


Q. WHAT ARE THE FUNDS' PRINCIPAL INVESTMENTS?


A. The CALIFORNIA TAX-FREE BOND FUND invests in medium-to long-term, investment-grade municipal securities, the interest on which is exempt from federal income taxes and from California personal income taxes. Under ordinary market conditions, (i) approximately 100% of the Fund's investment portfolio consists of municipal securities, the interest on which is exempt from California personal income taxes, and (ii) at least 80% of the Fund's investment portfolio consists of municipal securities, the interest on which is exempt from federal income taxes. The Fund may invest, on a temporary basis, a limited portion of its portfolio in taxable securities to meet redemption requests or for other limited purposes. Shares of the Fund may not be suitable investments for tax-exempt institutions or tax-exempt retirement plans, since such investors would not benefit from the exempt status of the Fund's dividends.


   The MUNICIPAL INCOME FUND under normal market conditions invests at least 80% of its net assets in tax-advantaged municipal securities that at the time of purchase are assigned the highest rating by a nationally recognized statistical rating organization ("NRSRO") or, if unrated, are of comparable quality as determined by Wells Fargo Bank, the Fund's investment adviser. The Fund may invest in mortgage revenue bonds and shorter-term municipal notes and municipal commercial paper. In addition, pending investment of assets, in anticipation of redemption or to maintain a "defensive" posture when determined appropriate, the Fund may invest temporarily in cash or taxable securities.

   The U.S. GOVERNMENT INCOME FUND invests in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including government-sponsored enterprises ("U.S. Government obligations"). The Fund may, subject to the restrictions described herein and in the SAI, employ interest rate futures contracts and options thereon, and may invest in certain put and call options. Transactions in futures contracts and put and call options bear the risk that commodity exchange limitations or market conditions may adversely affect the Fund's ability to liquidate its positions.

   See "Investment Objectives and Policies" and "Investment Activities."

Q. WHAT ARE SOME OF THE POTENTIAL RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUNDS?
A. Investments in a Fund are not bank deposits or obligations of Wells Fargo Bank, are not insured by the Federal Deposit Insurance Corporation ("FDIC") and are not insured against loss of principal. When the value of the securities that a Fund owns declines, so does the value of your Fund shares. You should be prepared to accept some risk with the money you invest in a Fund.


   The market value of investments in fixed-income securities changes in response to various factors, such as changes in interest rates and the financial strength of each issuer. During periods of falling interest rates, the value of fixed-income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater price fluctuation than obligations with shorter maturities. Fluctuations in the market value of fixed income securities can be reduced, but not eliminated, by variable or floating rate features. In addition, some of the mortgage-backed securities in which the Municipal Income and U.S. Government Income Funds


                                                                      PROSPECTUS
--------------------------------------------------------------------------------
   invest are subject to extension risk. This is the risk that when interest rates rise, prepayments of the underlying obligations slow thereby lengthening the duration and potentially reducing the value of these securities. The debt securities held by the Funds also may be subject to credit risk. Credit risk is the risk that the issuers of the debt securities in which a Fund invests may default on the payment of principal and/or interest. Any such defaults or adverse changes in an issuer's financial condition or credit rating may adversely affect the value of the Funds' portfolio securities and, hence, the value of your investment in the Fund.



   As with all mutual funds, there is no assurance that a Fund will achieve its investment objective. See "Investment Objectives and Policies -- Risk Factors."


Q. WHO MANAGES MY INVESTMENTS?
A. Wells Fargo Bank, as the investment adviser to each Fund, manages your investments. Wells Fargo Bank also provides the Funds with administrative, transfer agency, dividend disbursing agency and custodial services. Stephens serves as the sponsor, co-administrator and distributor for the Funds. See "Management of the Funds."

Q. HOW MAY I PURCHASE SHARES?
A. Shares of each Fund may be purchased on any day the Fund is open. There is a maximum sales load of 4.50% (4.71% of the net amount invested) for purchasing Class A shares of the California Tax Free Bond and U.S. Government Income Funds, and a maximum sales load of 3.00% (3.09% of the net amount invested) for purchasing Class A shares of the Municipal Income Fund. Class D shares are subject to a maximum contingent deferred sales charge of 1.00% of the lesser of net asset value at purchase or net asset value at redemption. In most cases, the minimum initial purchase amount for a Fund is $1,000. The minimum initial purchase amount is $100 for shares purchased through the Systematic Purchase Plan and $250 for shares purchased through qualified retirement plans. The minimum subsequent purchase amount is $100. You may purchase shares of a Fund through Stephens, Wells Fargo Bank, as transfer agent (the "Transfer Agent"), or any authorized broker/dealer or financial institution. Purchases of Fund shares may be made by wire directly to the Transfer Agent. See "Purchase of Shares."

Q. HOW WILL I RECEIVE DIVIDENDS?
A. Dividends on shares of the Funds are declared daily and paid monthly. Any capital gains will be distributed at least annually. Each Fund's dividends and capital gain distributions are automatically reinvested in additional shares of the same class of the Fund, unless you elect to receive dividends by check or to have them deposited in an approved bank account. All reinvestments of dividends and/or capital gain distributions in shares of a Fund are effected at the then current net asset value free of any sales load. In addition, you may elect to reinvest Fund dividends and/or capital gain distributions in shares of the same class of another of the Company's funds with which you have an established account that has met the applicable minimum initial investment requirement. See "Dividends and Distributions."

Q. HOW MAY I REDEEM SHARES?
A. Shares of each Fund may be redeemed on any day the Fund is open upon request to Stephens or the Transfer Agent directly or through any authorized broker/dealer or financial institution. You may redeem shares by a request in good form in writing or through telephone direction. Proceeds are payable by check or, for shareholders who make prior arrangements, by wire. Accounts maintaining less than the applicable minimum initial purchase amount may be redeemed at the option of the Company. Except for any contingent deferred sales charge which may be applicable upon redemption of Class D shares, the Company does not charge for redeeming its shares. However, the Company reserves the right to impose charges for wiring redemption proceeds. See "Redemption of Shares."

Q. WHAT ARE DERIVATIVES AND DO THE FUNDS USE
   THEM?

A. Derivatives are financial instruments whose value is derived, at least in part, from the price of another security or a specified asset, index or rate. Some of the permissible investments described in this Prospectus, such as variable-rate instruments or adjustable rate mortgage-backed securities, each of which has an interest rate that is reset periodically based on an index, can be considered derivatives. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield, duration or value due to their structure or contract terms.


PROSPECTUS
--------------------------------------------------------------------------------

Q. WHAT STEPS DO THE FUNDS TAKE TO CONTROL
   DERIVATIVES-RELATED RISKS?
A. Wells Fargo Bank, as investment adviser to the Funds, uses a variety of internal risk management procedures to ensure that derivatives use is consistent with each Fund's investment objective, does not expose the Funds to undue risks and is closely monitored. These procedures include providing periodic reports to the Board of Directors concerning the use of derivatives. Derivatives use by the Funds also is subject to broadly applicable investment policies. For example, a Fund may not invest more than a specified percentage of its assets in "illiquid securities," including those derivatives that do not have active secondary markets. Nor may the Funds use certain derivatives without establishing adequate "cover" in compliance with SEC rules limiting the use of leverage.

                                                                      PROSPECTUS
--------------------------------------------------------------------------------

SUMMARY OF EXPENSES

SHAREHOLDER TRANSACTION EXPENSES
CLASS A SHARES


                                                              CALIFORNIA
                                                               TAX-FREE      MUNICIPAL     U.S. GOVT.
                                                              BOND FUND     INCOME FUND    INCOME FUND
Maximum Sales Load on Purchases (as a percentage of offering
 price).....................................................     4.50%         3.00%          4.50%
Maximum Sales Load on Reinvested Dividends..................      None          None           None
Maximum Sales Load on Redemptions...........................      None          None           None
Exchange Fees...............................................      None          None           None


ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

CLASS A SHARES


                                                              CALIFORNIA
                                                               TAX-FREE      MUNICIPAL     U.S. GOVT.
                                                              BOND FUND     INCOME FUND    INCOME FUND
Management Fees (after waivers or reimbursements)(1)........     0.50%         0.33%          0.39%
Rule 12b-1 Fees(2)..........................................     0.00%         0.15%          0.00%
Other Expenses (after waivers or reimbursements)(3).........     0.21%         0.32%          0.50%
                                                                 -----         -----          -----
TOTAL FUND OPERATING EXPENSES (after waivers or
 reimbursements)(4).........................................     0.71%         0.80%          0.89%
                                                                 =====         =====          =====


---------------

(1) Management Fees (before waivers or reimbursements) for each of the Municipal Income and U.S. Government Income Funds would be 0.50%.
(2) Class A shares of the Municipal Income Fund are subject to either a 12b-1 Fee or a Administrative Servicing Fee of up to 0.25%. In no case will shareholders be assessed both 12b-1 and Administrative Servicing Fees and Total Fund Operating Expenses will not be greater than the amount shown above because of the combination of such fees. See "Distribution Plans" and "Administrative Servicing Plan".
(3) Other Expenses (before waivers or reimbursements) for the California Tax-Free Bond, Municipal Income and U.S. Government Income Funds would be 0.32%, 0.60% and 0.74%, respectively.
(4) Total Fund Operating Expenses (before waivers or reimbursements) for the California Tax-Free Bond, Municipal Income and U.S. Government Income Funds would be 0.82%, 1.25% and 1.24%, respectively.

EXAMPLE OF EXPENSES

                                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
You would pay the following expenses on a $1,000 investment
in a Fund's Class A shares, assuming (1) a 5% annual return
and (2) redemption at the end of each time period indicated:
 California Tax-Free Bond Fund..............................   $52        $67        $83        $129
 Municipal Income Fund......................................   $38        $55        $73        $126
 U.S. Government Income Fund................................   $54        $72        $92        $150

PROSPECTUS
--------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES
CLASS D SHARES


                                                              CALIFORNIA
                                                               TAX-FREE      MUNICIPAL     U.S. GOVT.
                                                              BOND FUND     INCOME FUND    INCOME FUND
Maximum Sales Load on Purchases (as a percentage of offering
 price).....................................................      None          None           None
Maximum Sales Load on Reinvested Dividends..................      None          None           None
Maximum Sales Load on Redemptions
 During Year 1..............................................     1.00%         1.00%          1.00%
 After Year 1...............................................      None          None           None
Exchange Fees...............................................      None          None           None


ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

CLASS D SHARES


                                                              CALIFORNIA
                                                               TAX-FREE      MUNICIPAL     U.S. GOVT.
                                                              BOND FUND     INCOME FUND    INCOME FUND
Management Fees (after waivers or reimbursements)(1)........     0.50%         0.33%          0.39%
Rule 12b-1 Fees.............................................     0.50%         0.50%          0.50%
Servicing Fees..............................................     0.25%         0.25%          0.25%
Other Expenses (after waivers or reimbursements)(2).........     0.21%         0.32%          0.48%
                                                                 -----         -----          -----
Total Fund Operating Expenses (after waivers or
 reimbursements)(3).........................................     1.46%         1.40%          1.62%
                                                                 =====         =====          =====


---------------

(1) Management Fees (before waivers or reimbursements) for each of the Municipal Income and U.S. Government Income Funds would be 0.50%.

(2) Other Expenses (before waivers or reimbursements) for the California Tax-Free Bond, Municipal Income and U.S. Government Income Funds would be 0.34%, 0.67% and 2.14%, respectively.

(3) Total Fund Operating Expenses (before waivers or reimbursements) for the California Tax-Free Bond, Municipal Income and U.S. Government Income Funds would be 1.59%, 1.92% and 3.39%, respectively.

EXAMPLE OF EXPENSES

                                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
You would pay the following expenses on a $1,000 investment
in Class D shares of a Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period indicated:
 California Tax-Free Bond Fund..............................   $25        $46        $80        $175
 Municipal Income Fund......................................   $24        $44        $77        $168
 U.S. Government Income Fund................................   $26        $51        $88        $192

                                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
You would pay the following expenses on the same investment
in Class D shares of a Fund, assuming no redemption:
 California Tax-Free Bond Fund..............................   $15        $46        $80        $175
 Municipal Income Fund......................................   $14        $44        $77        $168
 U.S. Government Income Fund................................   $16        $51        $88        $192

                                                                      PROSPECTUS
--------------------------------------------------------------------------------

The purpose of the foregoing tables is to assist you in understanding the various costs and expenses that investors in the Funds will pay directly or indirectly. There are no other sales loads, redemption fees or exchange fees charged by the Funds. The Company reserves the right to impose charges for wiring redemption proceeds.


SHAREHOLDER TRANSACTION EXPENSES are charges you pay when you buy or sell Fund shares. You are subject to a front-end sales charge on purchases of Class A shares and may be subject to a contingent-deferred sales charge on Class D shares if you redeem such shares within a specified period. In certain instances, you may qualify for a reduction or waiver of the front-end sales charge. See "Purchase of Shares."



ANNUAL FUND OPERATING EXPENSES for the Funds are based on amounts incurred during the most recent fiscal year, adjusted to reflect fee waivers and/or expense reimbursements expected to continue during the current fiscal year. Wells Fargo Bank and Stephens have agreed to limit the Municipal Income Fund's payment of 12b-1 fees relating to Class A shares, at least through the end of the current fiscal year, to a maximum of 0.15% of the average daily net assets attributable to such Class A shares. There is no assurance that the voluntary fee waivers and expense reimbursements will continue. Long-term shareholders of the Funds could pay more in distribution related charges than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD").


EXAMPLE OF EXPENSES is a hypothetical example which illustrates the expenses associated with a $1,000 investment over the periods shown, based on the expenses in the table on the previous page and an assumed annual rate of return of 5%. This rate of return should not be considered an indication of actual or expected performance of a Fund. In addition, the Example should not be considered a representation of past or future expenses; actual expenses and returns may be greater or lesser than those shown. See "Management of the Funds" for more complete descriptions of the various costs and expenses applicable to the Funds.

PROSPECTUS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

The following information has been derived from the Financial Highlights in the Funds' 1996 annual financial statements. The financial statements are incorporated by reference into the SAIs and have been audited by KPMG Peat Marwick LLP, independent auditors, whose report dated February 14, 1997 also is incorporated by reference into the SAIs. This information should be read in conjunction with each Fund's 1996 annual financial statements and the notes thereto. The SAIs have been incorporated by reference into this Prospectus.

CALIFORNIA TAX-FREE BOND FUND
For a Class A Share Outstanding


                                   YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      PERIOD
                                  ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                                 DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,
                                   1996       1995       1994       1993       1992       1991       1990       1989     1988(1)
                                 --------   --------   --------   --------   --------   --------   --------   --------   --------
Net asset value, beginning of
 period........................  $  10.84   $  10.20   $  11.47   $  10.92   $  10.73   $  10.27   $  10.35   $ 10.03    $ 10.00
Income from investment
 operations:
Net investment income..........      0.54       0.60       0.64       0.63       0.68       0.69       0.71      0.72       0.21
Net realized and unrealized
 gain (loss) on investments....     (0.12)      1.03      (1.13)      0.75       0.26       0.46      (0.08)     0.32       0.03
                                 --------   --------   --------   --------   --------   --------   --------   -------    -------
Total from investment
 operations....................      0.42       1.63      (0.49)      1.38       0.94       1.15       0.63      1.04       0.24
Less distributions:
Dividends from net investment
 income........................     (0.54)     (0.60)     (0.64)     (0.63)     (0.68)     (0.69)     (0.71)    (0.72)     (0.21)
Distributions from net realized
 gain..........................     (0.23)     (0.39)     (0.14)     (0.20)     (0.07)      0.00       0.00      0.00       0.00
                                 --------   --------   --------   --------   --------   --------   --------   -------    -------
Total from distributions.......     (0.77)     (0.99)     (0.78)     (0.83)     (0.75)     (0.69)     (0.71)    (0.72)     (0.21)
                                 --------   --------   --------   --------   --------   --------   --------   -------    -------
Net asset value, end of
 period........................  $  10.49   $  10.84   $  10.20   $  11.47   $  10.92   $  10.73   $  10.27   $ 10.35    $ 10.03
                                 ========   ========   ========   ========   ========   ========   ========   =======    =======
Total return (not
 annualized)(2)................      4.03%     16.38%     (4.32)%    12.98%      9.01%     11.62%      6.48%    10.73%      2.44%
Ratios/supplemental data:
Net assets, end of period
 (000).........................  $239,703   $268,352   $273,105   $361,779   $375,376   $332,845   $201,138   $70,412    $10,577
Number of shares outstanding
 (000).........................    22,845     24,750     26,780     31,529     34,376     31,008     19,576     6,803      1,055
Ratios to average net assets
 (annualized):
Ratio of expenses to average
 net assets....................      0.71%      0.58%      0.50%      0.69%      0.50%      0.45%      0.29%     0.30%      0.08%
Ratio of net investment income
 to average net assets.........      5.08%      5.59%      5.87%      5.54%      6.24%      6.56%      6.97%     6.85%      6.61%
Portfolio turnover.............        19%        38%         4%        10%        24%         8%        35%       26%      N/A*
Ratio of expenses to average
 net assets prior to waived
 fees and reimbursed
 expenses......................      0.82%      0.78%      0.95%      0.85%      0.85%      0.87%      0.95%     1.18%      4.07%
Ratio of net investment income
 to average net assets prior to
 waived fees and reimbursed
 expenses......................      4.97%      5.39%      5.42%      5.38%      5.89%      6.14%      6.31%      N/A        N/A


---------------

(1) The Class A shares of the California Tax-Free Bond Fund commenced operations on October 6, 1988.
(2) Total returns do not include any sales charges.
 *  The Fund sold no securities during this period.

                                                                      PROSPECTUS
--------------------------------------------------------------------------------

CALIFORNIA TAX-FREE BOND FUND
For a Class D Share Outstanding


                                                                YEAR        YEAR        YEAR       PERIOD
                                                               ENDED       ENDED       ENDED       ENDED
                                                              DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,
                                                                1996        1995        1994      1993(1)
                                                              --------    --------    --------    --------
Net asset value, beginning of period........................   $14.16      $13.32      $14.98      $15.00
Income from investment operations:
Net investment income.......................................     0.60        0.68        0.73        0.34
Net realized and unrealized gain (loss) on investments......    (0.16)       1.35       (1.47)       0.24
                                                               ------      ------      ------      ------
Total from investment operations............................     0.44        2.03       (0.74)       0.58
Less distributions:
Dividends from net investment income........................    (0.60)      (0.68)      (0.73)      (0.34)
Distributions from net realized gain........................    (0.30)      (0.51)      (0.19)      (0.26)
                                                               ------      ------      ------      ------
Total from distributions....................................    (0.90)      (1.19)      (0.92)      (0.60)
                                                               ------      ------      ------      ------
Net asset value, end of period..............................   $13.70      $14.16      $13.32      $14.98
                                                               ======      ======      ======      ======
Total return (not annualized)(2)............................     3.24%      15.58%       5.00%       3.92%
Ratios/supplemental data:
Net assets, end of period (000).............................   $6,506      $7,063      $7,346      $7,641
Number of shares outstanding (000)..........................      475         499         552         510
Ratios to average net assets (annualized):
Ratio of expenses to average net assets.....................     1.46%       1.30%       1.20%       1.32%
Ratio of net investment income to average net assets........     4.33%       4.87%       5.15%       4.50%
Portfolio turnover..........................................       19%         38%          4%         10%
Ratio of expenses to average net assets prior to waived fees
 and reimbursed expenses....................................     1.59%       1.57%       1.82%       1.61%
Ratio of net investment income to average net assets prior
 to waived fees and reimbursed expenses.....................     4.20%       4.60%       4.53%       4.21%


---------------

(1) The Class D shares of the California Tax-Free Bond Fund commenced operations on July 1, 1993.
(2) Total returns do not include any sales charges.

PROSPECTUS
--------------------------------------------------------------------------------

MUNICIPAL INCOME FUND
For a Class A Share Outstanding


                                                                YEAR       YEAR       YEAR       YEAR       YEAR      PERIOD
                                                               ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                                                              DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,
                                                                1996       1995       1994       1993       1992     1991(1)
                                                              --------   --------   --------   --------   --------   --------
Net asset value, beginning of period........................  $ 10.93    $  9.91    $ 11.27    $  10.56   $ 10.25    $ 10.00
Income from investment operations:
Net investment income.......................................     0.57       0.57       0.60        0.64      0.66       0.28
Net realized and unrealized gain (loss) on investments......    (0.21)      1.02      (1.36)       0.71      0.32       0.25
                                                              -------    -------    -------    --------   -------    -------
Total from investment operations............................     0.36       1.59      (0.76)       1.35      0.98       0.53
Less distributions:
Dividends from net investment income........................    (0.57)     (0.57)     (0.60)      (0.64)    (0.66)     (0.28)
Distributions from net realized gain........................     0.00       0.00       0.00        0.00     (0.01)      0.00
                                                              -------    -------    -------    --------   -------    -------
Total from distributions....................................    (0.57)     (0.57)     (0.60)      (0.64)    (0.67)     (0.28)
                                                              -------    -------    -------    --------   -------    -------
Net asset value, end of period..............................  $ 10.72    $ 10.93    $  9.91    $  11.27   $ 10.56    $ 10.25
                                                              =======    =======    =======    ========   =======    =======
Total return (not annualized)(2)............................     3.49%     16.45%     (6.82)%     13.11%     9.94%      5.81%
Ratios/supplemental data:
Net assets, end of period (000).............................  $44,326    $58,440    $73,791    $104,701   $52,553    $16,585
Number of shares outstanding (000)..........................    4,135      5,347      7,446       9,294     4,976      1,618
Ratios to average net assets (annualized):
Ratio of expenses to average net assets.....................     0.80%      0.71%      0.43%       0.39%     0.23%      0.00%
Ratio of net investment income to average net assets........     5.39%      5.49%      5.77%       5.56%     6.05%      6.38%
Portfolio turnover..........................................       16%        14%        32%         15%       67%         5%
Ratio of expenses to average net assets prior to waived fees
 and reimbursed expenses....................................     1.25%      1.09%      0.98%       1.09%     1.20%      3.02%
Ratio of net investment income to average net assets prior
 to waived fees and reimbursed expenses.....................     4.94%      5.11%      5.22%       4.86%     5.08%      3.36%


---------------

(1) The Class A shares of the Municipal Income Fund commenced operations on July 15, 1991.
(2) Total returns do not include any sales charges.

                                                                      PROSPECTUS
--------------------------------------------------------------------------------

MUNICIPAL INCOME FUND
For a Class D Share Outstanding


                                                                YEAR        YEAR        YEAR       PERIOD
                                                               ENDED       ENDED       ENDED       ENDED
                                                              DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,
                                                                1996        1995        1994      1993(1)
                                                              --------    --------    --------    --------
Net asset value, beginning of period........................   $14.80     $ 13.42     $ 15.26     $ 15.00
Income from investment operations:
Net investment income.......................................     0.69        0.69        0.73        0.36
Net realized and unrealized gain (loss) on investments......    (0.28)       1.38       (1.84)       0.26
                                                               ------     -------     -------     -------
Total from investment operations............................     0.41        2.07       (1.11)       0.62
Less distributions:
Dividends from net investment income........................    (0.69)      (0.69)      (0.73)      (0.36)
Distributions from net realized gain........................     0.00        0.00        0.00        0.00
                                                               ------     -------     -------     -------
Total from distributions....................................    (0.69)      (0.69)      (0.73)      (0.36)
                                                               ------     -------     -------     -------
Net asset value, end of period..............................   $14.52     $ 14.80     $ 13.42     $ 15.26
                                                               ======     =======     =======     =======
Total return (not annualized)(2)............................     2.90%      15.75%      (7.37)%      4.19%
Ratios/supplemental data:
Net assets, end of period (000).............................   $9,753     $12,271     $15,545     $14,771
Number of shares outstanding (000)..........................      672         829       1,158         968
Ratios to average net assets (annualized):
Ratio of expenses to average net assets.....................     1.40%       1.32%       1.02%       1.13%
Ratio of net investment income to average net assets........     4.79%       4.88%       5.17%       4.14%
Portfolio turnover..........................................       16%         14%         32%         15%
Ratio of expenses to average net assets prior to waived fees
 and reimbursed expenses....................................     1.92%       1.78%       1.74%       1.84%
Ratio of net investment income to average net assets prior
 to waived fees and reimbursed expenses.....................     4.27%       4.42%       4.45%       3.43%


---------------

(1) The Class D shares of the Municipal Income Fund commenced operations on July 1, 1993.
(2) Total returns do not include any sales charges.

PROSPECTUS
--------------------------------------------------------------------------------

U.S. GOVERNMENT INCOME FUND
For a Class A Share Outstanding


                                   YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      PERIOD
                                  ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                                 DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,
                                   1996       1995       1994       1993       1992       1991       1990       1989     1988(1)
                                 --------   --------   --------   --------   --------   --------   --------   --------   --------
Net asset value, beginning of
 period........................  $ 10.78    $  9.66    $ 10.87    $ 10.56    $ 10.97    $ 10.30    $ 10.22     $ 9.78     $10.00
Income from investment
 operations:
Net investment income..........     0.63       0.69       0.70       0.74       0.79       0.86       0.87       0.90       0.54
Net realized and unrealized
 gain (loss) on investments....    (0.66)      1.12      (1.21)      0.36      (0.14)      0.90       0.10       0.50      (0.21)
                                 -------    -------    -------    -------    -------    -------    -------     ------     ------
Total from investment
 operations....................    (0.03)      1.81      (0.51)      1.10       0.65       1.76       0.97       1.40       0.33
Less distributions:
Dividends from net investment
 income........................    (0.63)     (0.69)     (0.70)     (0.74)     (0.79)     (0.86)     (0.89)     (0.90)     (0.54)
Distributions from net realized
 gain..........................     0.00       0.00       0.00      (0.05)     (0.27)     (0.23)      0.00      (0.06)     (0.01)
                                 -------    -------    -------    -------    -------    -------    -------     ------     ------
Total from distributions.......    (0.63)     (0.69)     (0.70)     (0.79)     (1.06)     (1.09)     (0.89)     (0.96)     (0.55)
                                 -------    -------    -------    -------    -------    -------    -------     ------     ------
Net asset value, end of
 period........................  $ 10.12    $ 10.78    $  9.66    $ 10.87    $ 10.56    $ 10.97    $ 10.30     $10.22     $ 9.78
                                 =======    =======    =======    =======    =======    =======    =======     ======     ======
Total return (not
 annualized)(2)................    (0.11)%    19.32%     (4.81)%    10.67%      6.27%     18.08%     10.17%     14.82%      3.24%
Ratios/supplemental data:
Net assets, end of period
 (000).........................  $77,239    $30,471    $35,838    $50,301    $40,883    $20,457    $11,116     $4,238     $3,264
Number of shares outstanding
 (000).........................    7,631      2,826      3,711      4,628      3,871      1,865      1,079        415        334
Ratios to average net assets
 (annualized):
Ratio of expenses to average
 net assets....................     0.89%      0.88%      0.76%      0.53%      0.47%      0.00%      0.07%      0.54%      0.29%
Ratio of net investment income
 to average net assets.........     6.07%      6.79%      6.84%      6.79%      6.26%      8.30%      8.65%      8.89%      7.88%
Portfolio turnover.............      240%        95%        50%       115%       128%       100%         4%        11%       N/A
Ratio of expenses to average
 net assets prior to waived
 fees and reimbursed
 expenses......................     1.24%      1.24%      1.08%      1.01%      1.13%      1.87%      2.72%      4.45%      7.31%
Ratio of net investment income
 to average net assets prior to
 waived fees and reimbursed
 expenses......................     5.72%      6.44%      6.52%      6.31%      5.60%      6.43%      6.00%       N/A        N/A


---------------

(1) The Class A shares of the U.S. Government Income Fund commenced operations on April 7, 1988.
(2) Total returns do not include any sales charges.

                                                                      PROSPECTUS
--------------------------------------------------------------------------------

U.S. GOVERNMENT INCOME FUND
For a Class D Share Outstanding


                                                                YEAR        YEAR        YEAR       PERIOD
                                                               ENDED       ENDED       ENDED       ENDED
                                                              DEC. 31,    DEC. 31,    DEC. 31,    DEC. 31,
                                                                1996        1995        1994      1993(1)
                                                              --------    --------    --------    --------
Net asset value, beginning of period........................   $14.74      $13.20      $14.85      $15.00
Income from investment operations:
Net investment income.......................................     0.77        0.85        0.86        0.42
Net realized and unrealized gain (loss) on investments......    (0.90)       1.54       (1.65)      (0.08)
                                                               ------      ------      ------      ------
Total from investment operations............................    (0.13)       2.39       (0.79)       0.34
Less distributions:
Dividends from net investment income........................    (0.77)      (0.85)      (0.86)      (0.42)
Distributions from net realized gain........................     0.00        0.00        0.00       (0.07)
                                                               ------      ------      ------      ------
Total from distributions....................................    (0.77)      (0.85)      (0.86)      (0.49)
                                                               ------      ------      ------      ------
Net asset value, end of period..............................   $13.84      $14.74      $13.20      $14.85
                                                               ======      ======      ======      ======
Total return (not annualized)(2)............................    (0.79)%     18.54%      (5.45)%       2.25%
Ratios/supplemental data:
Net assets, end of period (000).............................   $2,290      $2,793      $3,722      $9,594
Number of shares outstanding (000)..........................      166         189         282         646
Ratios to average net assets (annualized):
Ratio of expenses to average net assets.....................     1.62%       1.62%       1.37%       0.90%
Ratio of net investment income to average net assets........     5.50%       6.07%       6.14%       5.90%
Portfolio turnover..........................................      240%         95%         50%        115%
Ratio of expenses to average net assets prior to waived fees
 and reimbursed expenses....................................     3.39%       2.29%       1.87%       2.03%
Ratio of net investment income to average net assets prior
 to waived fees and reimbursed expenses.....................     3.73%       5.40%       5.64%       4.77%


---------------

(1) The Class D shares of the U.S. Government Income Fund commenced operations on July 1, 1993.
(2) Total returns do not include any sales charges.

PROSPECTUS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES AND POLICIES



Set forth below is a description of the investment objective and related policies of each Fund. As with all mutual funds, there is no assurance that a Fund will achieve its investment objective.



The CALIFORNIA TAX-FREE BOND FUND seeks to provide investors with a high level of income exempt from federal income taxes and from California personal income taxes, while preserving capital, by investing in medium- to long-term, investment-grade municipal securities.



Under normal market conditions, the Fund invests all of its assets in securities issued by the State of California and its cities, municipalities and other public authorities. As a matter of fundamental policy, the Fund, under normal market conditions, invests at least 80% of its net assets in municipal securities, the interest on which is exempt from both federal income taxes and the federal alternative minimum tax ("AMT"). Under normal market conditions, at least 65% of the value of the total assets of the Fund will be invested in municipal bonds, as opposed to municipal notes or municipal commercial paper.



The municipal securities which the California Tax-Free Bond Fund may purchase are discussed below.


Municipal Bonds. The municipal bonds in which the California Tax-Free Bond Fund invests generally have a maturity at the time of issuance of up to thirty years. The Fund may invest in municipal bonds that are rated at the date of purchase "Baa" or better by Moody's Investors Service, Inc. ("Moody's") or "BBB" or better by Standard & Poor's Ratings Group ("S&P"), or bonds that are not rated but that are considered by Wells Fargo Bank, as investment adviser, to be of comparable quality. Bonds rated at the minimum permitted level have speculative characteristics and are more likely than higher rated bonds to have a weakened capacity to pay principal and interest in times of adverse economic conditions; all are considered investment grade. A description of the ratings is contained in the Appendix to the SAI.

Municipal Notes. The municipal notes in which the California Tax-Free Bond Fund invests generally have maturities at the time of issuance of three years or less. The Fund may invest in municipal notes that are rated at the date of purchase "MIG 3" (or "VMIG 3" in the case of an issue having a variable rate demand feature) or better by Moody's or "SP-2" or better by S&P, or notes that are not rated but that are considered by Wells Fargo Bank, as investment adviser, to be of comparable quality. Municipal notes generally are issued in anticipation of the receipt of tax funds, of the proceeds of bond placements or of other revenues. The ability of an issuer to make payments is, therefore, dependent on such tax receipts, proceeds from bond sales or other revenues, as the case may be.

Municipal Commercial Paper. Municipal commercial paper is a debt obligation with a stated maturity of 270 days or less that is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt. The California Tax-Free Bond Fund may invest in municipal commercial paper that is rated at the date of purchase "Prime-1" or "Prime-2" by Moody's or "A-1+," "A-1" or "A-2" by S&P, or municipal commercial paper that is not rated but is considered by Wells Fargo Bank, as investment adviser, to be of comparable quality.


The California Tax-Free Bond Fund also may invest in certain "private activity bonds" or notes, the interest on which may be subject to the AMT, such as pollution control bonds; provided that such investments will be made only to the extent they are consistent with the Fund's fundamental policy, described above, of investing, under normal market conditions, at least 80% of its net assets in municipal securities, the interest on which is exempt from federal income taxes and not subject to the AMT.


The California Tax-Free Bond Fund, pending the investment of proceeds from the sale of Fund shares or proceeds from the sale of portfolio securities, in anticipation of redemptions or to maintain a "defensive" posture when, in the opinion of Wells Fargo Bank, as investment adviser, it is advisable to do so because of market conditions, may elect to invest temporarily up to 20% of the current value of its net assets in cash reserves or in taxable securities in which the Fund may invest, or in instruments the interest on which is exempt from federal income taxes, but not from California personal income taxes.


The MUNICIPAL INCOME FUND seeks to provide investors with a high level of income, consistent with the preservation of capital, by investing primarily in a diversified portfolio of high quality, medium- to long-term municipal securities issued by or on behalf of states, territories and possessions or commonwealths of the United States and the District of Columbia or their political subdivisions, authorities, agencies and instrumentalities, the income of which is exempt from federal income tax, but may be subject to the AMT ("tax-advantaged municipal securities").



The investment adviser may rely either on the opinion of counsel to the issuer of the municipal securities or on bond counsel regarding the tax treatment of the securities. Since a significant portion of the Fund's income is expected to be subject to the AMT, investors who may be subject to such tax should consult their tax advisers prior to investing in the Fund.



As a matter of fundamental policy, the Municipal Income Fund, under normal market conditions, invests at least 80% of its net assets in tax-advantaged municipal securities that, at the time of purchase, are assigned the highest rating by an NRSRO or, if unrated, are considered by Wells Fargo Bank, as the Fund's


                                                                      PROSPECTUS
--------------------------------------------------------------------------------
investment adviser, to be of comparable quality. In addition, under normal market conditions, the Fund will seek to invest substantially all of its net assets in the highest rated, medium- to long-term, tax-advantaged municipal securities, except that it will maintain that portion of its net assets in short-term, high quality investments reasonably considered necessary to meet redemption requests and liquidity needs and may maintain a higher portion in such investments for temporary defensive purposes.


Under normal market conditions, the Municipal Income Fund may not invest more than 25% of its assets in securities of any one industry or in municipal securities of any single state, territory, possession, commonwealth or the District of Columbia.


Municipal Bonds -- The municipal bonds in the Fund's portfolio generally have a maturity at the time of issuance of up to thirty years. They are principally classified either as "general obligation" bonds or "revenue" bonds. General obligation bonds are secured by the pledge of the municipality's full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular project or facility, or in some cases, from the proceeds of special excise tax, and generally are dependent solely on a specific revenue source.



The Municipal Income Fund may invest in Mortgage Revenue Bonds ("MRBs"), a specific type of municipal bond. MRBs may be considered "private activity bonds," the interest on which may be subject to the AMT. MRBs are usually limited obligations issued by a municipality, its instrumentalities or its special purpose authority. MRBs do not represent indebtedness of these issuers, but are payable from and secured by certain revenues and assets pledged as collateral. MRBs may be collateralized by a pool of mortgage-backed securities ("MBSs") that are either: (i) guaranteed as to timely payment of principal and interest by the Government National Mortgage Association ("GNMA"), a wholly owned corporate instrumentality of the United States; (ii) guaranteed as to timely payment of principal and interest by the Federal National Mortgage Association ("FNMA"), a publicly owned, government sponsored corporation; or
(iii) guaranteed as to full and timely payment of interest and ultimate payment of principal by the Federal Home Loan Mortgage Corporation ("FHLMC"), a publicly chartered corporation. GNMA guarantees are backed by the full faith and credit of the United States. FNMA and FHLMC guarantees are not backed by the full faith and credit of the United States. However, because FNMA and FHLMC are instrumentalities of the U.S. Government, the MBSs backed by their guarantees are high quality instruments that present minimal credit risks. The MBSs, in turn, are collateralized by pools of first-lien mortgage loans ("Mortgage Loans") made to persons of low-to-moderate income to purchase new and existing one- to four-family residences located in the applicable municipality or state or to developers for the acquisition and construction of multi-family housing for low-to-moderate income residents or senior citizens. The Mortgage Loans underlying the MBSs may themselves be insured or guaranteed by the Federal Housing Administration or the Veterans Administration. MRBs purchased by the Fund generally have an initial scheduled maturity of between 30 and 40 years.


MRBs are subject to the risk of redemption prior to maturity. Such redemption is more likely to occur during periods of declining interest rates. If an MRB is redeemed prior to maturity, the Fund may have to reinvest the proceeds at a rate of interest which is lower than the rate on the MRB that was redeemed.

The Municipal Income Fund may also invest in municipal bonds which are covered by insurance guaranteeing the scheduled payment of principal and interest until their maturity ("Insured Municipal Bonds"). This insurance feature minimizes the risks to the Fund and its shareholders associated with payment delays or defaults in these portfolio securities, but does not guarantee the market value of these portfolio securities or the value of the shares of the Fund. The price paid or received for an Insured Municipal Bond may be higher than the price that would otherwise be paid or received for the municipal bond absent the insurance. In addition, an Insured Municipal Bond is likely to receive a higher rating by an NRSRO than it would receive without the insurance.

Municipal Notes and Commercial Paper -- The Municipal Income Fund may invest in municipal notes that generally have maturities at the time of issuance of three years or less. The Fund may also invest in municipal commercial paper. Municipal commercial paper is a debt obligation with a maturity of 270 days or less that is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt.


The Municipal Income Fund also may invest in other private activity bonds or notes, such as pollution control bonds, the interest on which also may be subject to the federal alternative minimum tax. See the corresponding section under "Investment Objectives and Policies -- The California Tax-Free Bond Fund" for additional information on these instruments.



Bond Ratings -- The highest rating assigned by S&P is "AAA" for state and municipal bonds, "SP-1" for state and municipal notes, and "A-1" for state and municipal commercial paper. The highest rating assigned by Moody's is "Aaa," "MIG 1" and "Prime-1" for state and municipal bonds, notes and commercial paper, respectively. Instruments assigned these ratings by S&P or Moody's are judged by such organizations to be high quality instruments which present minimal risks and offer a strong capacity for repayment of principal and interest. If a municipal security ceases to be rated or is downgraded below the highest quality rating after


PROSPECTUS
--------------------------------------------------------------------------------
purchase by the Municipal Income Fund, the Fund may retain or dispose of such security. In any event, the Fund does not intend to purchase or retain any municipal security that is rated below the top two ratings assigned by an NRSRO, or, if unrated, is considered by the investment adviser to be of comparable quality. A description of ratings is contained in the Appendix to the SAI.


The U.S. GOVERNMENT INCOME FUND primarily seeks to provide investors with current income, while preserving capital, by investing in a portfolio consisting of securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities ("U.S. Government obligations").



Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States (as with Treasury bills and GNMA certificates) or may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so.



The U.S. Government Income Fund may invest in obligations of any maturity. Under ordinary circumstances, the weighted average maturity of the Fund's portfolio is generally expected to be between 10 and 30 years. However, under unusual market circumstances, it may be shorter than 10 years. Wells Fargo Bank will seek to preserve the stability of the net asset value of Fund shares during periods when it believes that the bond markets are vulnerable to decline, by reducing the weighted average maturity of the Fund's portfolio, by purchasing or retaining securities with a lower expected volatility and/or by engaging in hedging activities as more fully described below. Substantially all, and, in any event, at least 65%, of the total assets of the Fund will under normal circumstances be invested in income-producing U.S. Government obligations.



In addition, the Fund may invest cash balances temporarily in money market instruments rated at the date of purchase "Prime-1" or "Prime-2" by Moody's, "A-2" or better by S&P, or if not rated, which are of comparable quality in the opinion of Wells Fargo Bank, under the Direction of the Board of Directors.


Certificates of the Government National Mortgage Association represent ownership interests in pools of mortgages and the resulting cash flow from those mortgages. The stated maturities of these obligations may be shortened by unscheduled prepayments of principal and interest on the underlying mortgages, thereby affecting the U.S. Government Income Fund's yield. The Fund may also purchase securities which represent the interest portion or the principal portion (sometimes referred to as "STRIPs") of securities in which the Fund may otherwise invest. STRIPs may have different investment characteristics than the instruments from which they derive.

INVESTMENT POLICIES
The investment objective of each Fund, as set forth above, is fundamental; that is, the investment objective may not be changed without approval by the vote of the holders of a majority of the Fund's outstanding voting securities, as described under "Capital Stock" in the SAI. If the Board of Directors determines, however, that a Fund's investment objective can best be achieved by a substantive change in a non-fundamental investment policy or strategy, the Company may make such change without shareholder approval and will disclose any such material changes in the then current prospectus.


As matters of fundamental policy, each of the Funds may: (i) borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased by the California Tax-Free Bond and U.S. Government Income Funds while any such borrowing exists and may not be purchased by the Municipal Income Fund while any such outstanding borrowing in excess of 5% of the Fund's net assets exist).


As matters of fundamental policy the California Tax-Free Bond Fund and U.S. Government Income Fund may (i) make loans of portfolio securities; (ii) invest up to 10% of the current value of its net assets in repurchase agreements having maturities of more than seven days, restricted securities and illiquid securities; and (iii) invest up to 10% of the current value of its net assets in fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days.

As a matter of non-fundamental policy, the Municipal Income Fund may invest up to 10% of the current value of its net assets in restricted securities and other illiquid securities.

RISK FACTORS

Investments in a Fund are not bank deposits or obligations of Wells Fargo Bank, are not insured by the FDIC and are not insured against loss of principal. When the value of the securities that a Fund owns declines, so does the value of your Fund shares. You should be prepared to accept some risk with the money you invest in a Fund.



The market value of investments in fixed-income securities changes in response to various factors, such as changes in interest rates and the financial strength of each issuer. During periods of falling interest rates, the value of fixed-income securities generally rises. Conversely, during periods of rising interest rates, the


                                                                      PROSPECTUS
--------------------------------------------------------------------------------
value of such securities generally declines. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater price fluctuation than obligations with shorter maturities. Fluctuations in the market value of fixed income securities can be reduced, but not eliminated, by variable or floating rate features. The mortgage-backed securities in which the Municipal Income and U.S. Government Income Funds invest are subject to extension risk. This is the risk that when interest rates rise, prepayments of the underlying obligations slow thereby lengthening duration and potentially reducing the value of these securities. The debt securities held by the Funds also may be subject to credit risk. Credit risk is the risk that the issuers of securities in which a Fund invests may default in the payment of principal and/or interest. Any such defaults or adverse changes in an issuers financial condition or credit rating may adversely affect the value of the Funds' portfolio investments and, hence, the value of your investment in the corresponding Fund.



The California Tax-Free Bond Fund is classified as non-diversified under the 1940 Act. The Municipal Income and U.S. Government Income Funds are classified as diversified portfolios. Investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio, and thereby subject the market-based net asset value per share of the non-diversified portfolio to greater fluctuations. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with a similar objective may be.



Since the California Tax-Free Bond Fund invests substantially all of its assets in securities issued by California, its agencies and municipalities, events in California are more likely to affect the Fund's investments. California experienced recurring budget deficits for four of its five fiscal years ended June 30, 1992, caused by lower than anticipated tax revenues and increased expenditures for certain programs. The budget deficits of the early 1990s depleted the state's available cash resources, and the state had to use a series of external borrowings to meet its cash needs. As a consequence, between 1991 and 1994, the agencies rating California's long-term debt lowered their rating of the state's general obligation bonds. In particular, on July 15, 1994, Moody's Investors service lowered its rating from "Aa" to "A1," Standard & Poor's Ratings Group lowered its rating from "A+" to "A" and termed its outlook as "stable," and Fitch Investors Service lowered its rating from "AA" to "A." Such downgrading may impair issuers of California municipal obligations from paying interest on or repaying the principal of such California municipal obligations. Although further downgrading and other factors may impact the availability of securities that meet the Fund's investment policies and restrictions, California has had operating surpluses for its past four fiscal years ended June 30, 1996 and has forecast a balanced 1996-1997 fiscal year budget. On July 30, 1996, Standard & Poor's upgraded its rating of California municipal obligations back to "A+," reflecting California's economic improvement. However, the rating agencies continue to monitor events in the state and the state and local governments' responses to budget shortfalls. The Fund's investment adviser continues to monitor and evaluate the Fund's investments in light of the events in California and the Fund's investment objective and investment policies. Certain of the municipal securities in which the California Tax-Free Bond Fund invests may be considered to have speculative characteristics.



As with all mutual funds, there is no assurance that the Funds will achieve their investment objectives. See each Fund's SAI for additional information.


INVESTMENT ACTIVITIES

Set forth below is a more detailed description of the Funds' permissible investments. For additional information, see "Additional Permitted Investment Activities" in each Fund's SAI.

FLOATING- AND VARIABLE-RATE INSTRUMENTS
The Funds may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instrument. The floating- and variable-rate instruments that the Funds may purchase include certificates of participation in such obligations. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.

REPURCHASE AGREEMENTS

Each Fund may enter into repurchase transactions in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. A Fund may enter into repurchase agreements only with respect to securities which could otherwise be purchased for the Fund. All repurchase agreements must be fully collateralized. Each Fund may incur a loss on a repurchase transaction if the seller defaults and the value of the underlying collateral declines or is otherwise limited or if receipt of the security or collateral is delayed. A Fund may enter into pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.


PROSPECTUS
--------------------------------------------------------------------------------

CERTIFICATES OF PARTICIPATION
The California Tax-Free Bond and Municipal Income Funds each may purchase municipal obligations known as "certificates of participation" which represent undivided proportional interests in lease payments by a governmental or nonprofit entity. The lease payments and other rights under the lease provide for and secure the payments on the certificates. Lease obligations may be limited by applicable municipal charter provisions or the nature of the appropriation for the lease. In particular, lease obligations may be subject to periodic appropriation. Lease obligations also may be abated if the leased property is damaged or becomes unsuitable for the lessee's purpose. If the entity does not appropriate funds for future lease payments, the entity cannot be compelled to make such payments. Furthermore, a lease may or may not provide that the certificate trustee can accelerate lease obligations upon default. If the trustee could not accelerate lease obligations upon default, the trustee would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable substitute source of payment. Certificates of participation are generally subject to redemption by the issuing municipal entity under specified circumstances. If a specified event occurs, a certificate is callable at par either at any interest payment date or, in some cases, at any time. As a result, certificates of participation are not as liquid or marketable as other types of municipal obligations and are generally valued at par or less than par in the open market.

LETTERS OF CREDIT
The Municipal Income Fund may purchase debt obligations, including municipal securities, certificates of participation, commercial paper and other short-term obligations, backed by an irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Letter of credit-backed investments must, in the opinion of Wells Fargo Bank, as investment adviser, be of investment quality comparable to other permitted investments of the Fund.


TAXABLE AND OTHER INVESTMENTS


Pending the investment of proceeds from the sale of Fund shares or proceeds from the sale of portfolio securities, in anticipation of redemptions or to maintain a "defensive" posture when, in the opinion of Wells Fargo Bank, as investment adviser, it is advisable to do so because of market conditions, a Fund may elect to invest temporarily up to 20% of the current value of its net assets in cash reserves or in taxable securities. These investments may include among other things, (i) direct obligations of the U.S. Treasury; (ii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1" or better by S&P; and
(iii) shares of unaffiliated open-end, management investment companies that invest primarily in high-quality, short-term securities, and that have a fundamental policy of investing, under normal market circumstances, at least 80% of their net assets in obligations that are exempt from federal income tax and are not subject to the federal alternative minimum tax. Such investment companies can be expected to charge management fees and other operating expenses that would be in addition to those charged by the Fund. However, the investment adviser has undertaken to waive its advisory fees with respect to Fund assets so invested (except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition). In no event may the Fund, together with any company or companies controlled by it, own more than 3% of the total outstanding voting stock of any such investment company, nor may the Fund, together with any controlled company or companies, invest more than 5% of its assets in any one such investment company or invest more than 10% of its assets in securities of all such investment companies combined.


MANAGEMENT OF THE FUNDS


The Company's Board of Directors supervises the Funds' activities, monitors their contractual arrangements with various service providers and decides upon matters of general policy.


INVESTMENT ADVISER
Each of the Funds is advised by Wells Fargo Bank. Wells Fargo Bank, one of the largest banks in the United States, was founded in 1852 and is the oldest bank in the western United States. As of April 1, 1997, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $57 billion of assets of individuals, trusts, estates and institutions. Wells Fargo Bank is the investment adviser to other separately managed portfolios of the Company and serves as investment adviser or sub-adviser to five other registered open-end management investment companies. Wells Fargo Bank, a wholly owned subsidiary of Wells Fargo & Company, is located at 420 Montgomery Street, San Francisco, California 94104.

Wells Fargo Bank provides investment guidance and policy direction in connection with the daily portfolio management of the Funds. Wells Fargo Bank also furnishes to the Board of Directors periodic reports on the investment strategy and performance of each Fund.


For its advisory services, Wells Fargo Bank is entitled to receive monthly advisory fees at the annual rate of 0.50% of the average daily net assets of each Fund. For the year ended December 31, 1996, Wells Fargo Bank received 0.50%, 0.33% and 0.39% of the average daily net assets of the California Tax-Free Bond, Municipal Income and U.S. Government Income Funds, respectively, as compensation for its services as investment adviser.


                                                                      PROSPECTUS
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS

Mr. David Klug is responsible for the day-to-day management of the California Tax-Free Bond and Municipal Income Funds and has managed municipal bond portfolios for Wells Fargo Bank for over ten years. Mr. Klug has co-managed the California Tax-Free Bond Fund since October 1988, and the Municipal Income Fund since May 1, 1996. Prior to joining Wells Fargo Bank, he managed the municipal bond portfolio for a major property and casualty insurance company. His investment experience exceeds twenty years and includes all aspects of tax-exempt fixed-income investments. He holds an M.B.A. from the University of Chicago and is a member of The National Federation of Municipal Analysts and its California Chapter.


Ms. Laura L. Milner also is responsible for the day-to-day management of the California Tax-Free Bond Fund and Municipal Income Funds and has co-managed each such Fund's portfolio since May 1, 1996. Ms. Milner joined Wells Fargo Bank in 1988. Her background includes over seven years experience specializing in short- and long-term municipal securities with Salomon Brothers. She is a member of the National Federation of Municipal Analysts and its California Chapter.

Mr. Paul Single has been responsible as portfolio co-manager for the day-to-day management of the U.S. Government Income Fund since May 1, 1995. Mr. Single has managed taxable bond portfolios for over a decade, and has specific expertise in mortgage-backed securities. Prior to joining Wells Fargo Bank, in early 1988, he was a senior portfolio manager for Benham Capital Management Group. Mr. Single received his B.S. from Springfield College.


Ms. Tamyra Thomas has been responsible as portfolio co-manager for the day-to-day management of the U.S. Government Income Fund since May 1, 1996. Ms. Thomas is a senior vice-president and the chief fixed-income investment officer of the Investment Management Group of Wells Fargo Bank. She is also Chair of the Investment Management Group Policy Committee. Ms. Thomas has managed bond portfolios for over a decade. She currently manages in excess of $1 billion of long-term taxable bond portfolios for various foundations, defined benefit plans and other clients. Prior to joining Wells Fargo Bank in early 1988, she held a number of senior investment positions for the Valley Bank & Trust Company of Utah including vice president and manager of the investment department and chairman of the Trust Investment Committee. She holds a B.S. from the University of Utah and was past president of the Utah Bond Club. Ms. Thomas is a chartered financial analyst.



Mr. Scott Smith also has been responsible as portfolio co-manager for the day-to-day management of the U.S. Government Income Fund since May 1, 1996. He joined Wells Fargo Bank in 1988 as a taxable money market portfolio specialist. His experience includes a position with a private money management firm with mutual fund investment operations. Mr. Smith holds a B.A. from the University of San Diego and is a chartered financial analyst.


Purchase and sale orders of the securities held by the Funds may be combined with those of other accounts that Wells Fargo Bank manages, and for which it has brokerage placement authority, in the interest of seeking the most favorable overall net results. When Wells Fargo Bank determines that a particular security should be bought or sold for the Funds and other accounts managed by Wells Fargo Bank, Wells Fargo Bank undertakes to allocate those transaction costs among the participants equitably. From time to time, each of the Funds, consistent with its investment objective, policies and restrictions, may invest in securities of companies with which Wells Fargo Bank has a lending relationship.


Morrison & Foerster LLP, counsel to the Company and special counsel to Wells Fargo Bank, has advised the Company and Wells Fargo Bank that Wells Fargo Bank and its affiliates may perform the services contemplated by the Advisory Contracts and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.


ADMINISTRATOR AND CO-ADMINISTRATOR

Wells Fargo Bank as administrator and Stephens as co-administrator, provide the Funds with administrative services, including general supervision of each Fund's operation, coordination of the other services provided to each Fund, compilation of information for reports to the SEC and state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Company's Directors and officers. Wells Fargo Bank and Stephens also furnish office space and certain facilities to conduct each Fund's business, and Stephens compensates the Company's Directors, officers and employees who are affiliated with Stephens. For these administrative services, Wells Fargo Bank and Stephens are entitled to receive monthly fees at the annual rates of 0.04% and 0.02%, respectively, of each Fund's


PROSPECTUS
--------------------------------------------------------------------------------
average daily net assets. Wells Fargo Bank and Stephens may delegate certain of their administrative duties to sub-administrators.

Stephens previously provided substantially the same services as sole administrator to the Funds. For these administrative services, Stephens was entitled to receive from the California Tax-Free Bond Fund a monthly fee at the annual rate of 0.15% of its average daily net assets, decreasing to 0.10% of the average daily net assets of the Fund in excess of $200 million; from the Municipal Income Fund a monthly fee at the annual rate of 0.10% of its average daily net assets; and from the U.S. Government Income Fund a monthly fee at the annual rate of 0.10% of its average daily net assets, decreasing to 0.05% of the average daily net assets of the Fund in excess of $200 million.

SPONSOR AND DISTRIBUTOR
Stephens is the Funds' sponsor and distributes the Funds' shares. Stephens is a full service broker/dealer and investment advisory firm located at 111 Center Street, Little Rock, Arkansas 72201. Stephens and its predecessor have been providing securities and investment services for more than 60 years. Additionally, they have been providing discretionary portfolio management services since 1983. Stephens currently manages investment portfolios for pension and profit sharing plans, individual investors, foundations, insurance companies and university endowments.

Stephens has entered into a Distribution Agreement with the Company pursuant to which Stephens has the responsibility for distributing Fund shares. Pursuant to the Distribution Agreement, Stephens may enter into selling agreements with agents for the sale of Fund shares. Stephens bears the cost of printing and mailing prospectuses to potential investors and any advertising expenses incurred by it in connection with the distribution of Fund shares, subject to the terms of the distribution plans described below.

In addition, Stephens has established a non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise.

DISTRIBUTION PLANS
The Company has adopted Distribution Plans (the "Plans") on behalf of each class of shares of the Funds. Under the Plans and pursuant to the Distribution Agreement, the Funds may defray all or part of the cost of preparing and printing prospectuses and other promotional materials and of delivering prospectuses and those materials to prospective shareholders of the Fund, by paying on an annual basis up to the greater of $100,000 or 0.05% of the average daily net assets of the Class A shares of the California Tax-Free Bond and U.S. Government Income Funds, 0.25% of the average daily net assets of the Class A shares of the Municipal Income Fund and 0.50% of the average daily net assets of the Class D shares of each Fund.

With respect to Class A shares of the Municipal Income Fund, the Company and Stephens have mutually agreed to limit the fee to 0.15% of the Fund's average daily net assets attributable to such shares. The actual fee payable to Stephens is determined, within such limits, from time to time by mutual agreement between the Company and Stephens, and may not exceed the maximum amount payable under the Conduct Rules of the NASD. With respect to Class D shares of the Funds and Class A shares of the Municipal Income Fund, Stephens may enter into selling agreements with one or more selling agents under which such agents may receive from Stephens compensation for sales support services. Such compensation may include, but is not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to them. Services provided by selling agents in exchange for commissions and other payments to selling agents are the principal sales support services provided to the Funds.

A Fund may participate in joint distribution activities with any other portfolios and classes of the Company, in which event expenses reimbursed out of the assets of the Fund may be attributable, in part, to the distribution-related activities of another portfolio. Generally, the expenses attributable to joint distribution activities will be allocated among each Fund and any other portfolio of the Company in proportion to their relative net asset sizes, although the Board of Directors may allocate such expenses in any other manner that it deems fair and equitable.

SERVICING AGENTS
The Funds may enter into servicing agreements with one or more servicing agents on behalf of the Class D shares. Under such agreements, servicing agents provide shareholder liaison services, which may include responding to customer inquiries and providing information on shareholder investments, and provide such other related services as the Funds or Class D shareholders may reasonably request. For these services, a servicing agent receives a fee which will not exceed, on an annualized basis for a Fund's then current fiscal year, the lesser of 0.25% of the average daily net assets of the Class D shares of the Fund (represented by Class D shares owned by investors with whom the servicing agent maintains a servicing relationship), or an amount which equals the maximum amount payable to the servicing agent under applicable laws, regulations or rules.

                                                                      PROSPECTUS
--------------------------------------------------------------------------------

SERVICING PLAN
The Company's Board of Directors has adopted a servicing plan ("Servicing Plan") on behalf of the Class D shares of the Funds. Pursuant to the Servicing Plan the Funds may enter into servicing agreements with one or more servicing agents who agree to provide administrative support services to their customers who are the record or beneficial owners of Class D shares. Such servicing agents will be compensated at an annual rate of up to 0.25% of the average daily net asset value of the Class D shares held of record or beneficially by such customers.

CLASS A ADMINISTRATIVE SERVICING PLAN
The Company's Board of Directors has adopted a Shareholder Administrative Servicing Plan (the "Administrative Servicing Plan") on behalf of Class A shares of the Municipal Income Fund. Pursuant to the Administrative Servicing Plan, the Fund may enter into administrative servicing agreements with administrative servicing agents (which may include Wells Fargo Bank and its affiliates) who are dealers/holders of record, or that otherwise have a servicing relationship with the beneficial owners of the Municipal Income Fund's Class A shares. Administrative servicing agents agree to perform administrative shareholders services which may include, among other things, maintaining an omnibus account with the Fund, aggregating and transmitting purchase, exchange and redemption orders to the Fund's Transfer Agent, answering customer inquiries regarding a shareholder's account in the Fund, and providing other services the Company or a customer may reasonably request. Administrative servicing agents are entitled to a fee which will not exceed 0.25%, on an annualized basis, of the average daily net assets of the Municipal Income Fund's Class A shares represented by the shares owned of record or beneficially by the customers of the administrative servicing agent during the period for which payment is being made. In no case shall shares be sold pursuant to the Fund's Rule 12b-1 Plan while being sold pursuant to its Administrative Servicing Plan.


CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

Wells Fargo Bank has been retained to act as the Funds' custodian and transfer and dividend disbursing agent. Its principal place of business is 420 Montgomery Street, San Francisco, California 94104 and its transfer and dividend disbursing agency activities are managed at 525 Market Street, San Francisco, California 94105.

FUND EXPENSES

From time to time, Wells Fargo Bank and Stephens may waive their respective fees in whole or in part and reimburse expenses payable to others. Any such waivers or reimbursements will reduce a Fund's expenses and accordingly, have a favorable impact on such Fund's performance. Except for the expenses borne by Wells Fargo Bank and Stephens, each Fund bears all costs of its operations, including its pro rata portion of Company expenses such as fees and expenses of its independent auditors and legal counsel, and compensation of the Company's directors who are not affiliated with the adviser, co-administrator or any of their affiliates; advisory, transfer agency, custody and administration fees; and any extraordinary expenses. Expenses attributable to each fund or class are charged against the assets of the fund or class. General expenses of the Company are allocated among all of the funds of the Company in a manner proportionate to the net assets of each fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.


DETERMINATION OF NET ASSET VALUE


Net asset value per share for the Funds is determined by Wells Fargo Bank on each day that the Fund is open (a "Business Day"). The Funds are open Monday through Friday and are closed weekends and standard New York Stock Exchange holidays. The net asset value of a share of a class of a Fund is the value of total net assets attributable to such class divided by the number of outstanding shares of that class. The net asset value of each class is expected to fluctuate daily.



Net asset value per share for each class of the Funds is determined as of 1:00 p.m. (Pacific time) each Business Day. Except for debt obligations with remaining maturities of 60 days or less, which are valued at amortized cost, assets are valued at current market prices, or if such prices are not readily available, at fair value as determined in good faith by the Board of Directors. Prices used for such valuations may be provided by independent pricing services.


PERFORMANCE DATA
Fund performance may be advertised from time to time in terms of average annual total return, cumulative total return and yield. Performance figures are based on historical results and are not intended to indicate future performance. Performance figures are calculated separately for each class of shares of a Fund.


Average annual total return is based on the overall dollar or percentage change in value of a hypothetical investment in shares of a class or Fund and assumes that all dividends and capital-gain distributions attributable to such class or Fund are reinvested at net asset value in shares of that class or Fund. The standardized average annual total return, as calculated for Class A shares, assumes that you have paid the maximum sales charge and, as calculated for Class D shares, assumes that you have paid the maximum applicable contingent deferred sales charge on your hypothetical investment. Cumulative total return is calculated similarly except that the return figure is aggregated over the relevant period instead of annualized.


PROSPECTUS
--------------------------------------------------------------------------------

The yield on shares of a class is calculated by dividing the net investment income per share earned during a specified period (usually 30 days) by its public offering price per share. Standardized yield on Class A shares is calculated assuming you have paid the maximum front-end sales charge and, on Class D shares assuming you have paid the maximum applicable contingent deferred sales charge. Effective yield is calculated similarly but assumes reinvestment of the income earned from a Fund. Because of the effects of compounding, effective yields are slightly higher than yields. Tax-equivalent yield may be advertised for the California Tax-Free Bond and Municipal Income Funds. Tax-equivalent yield assumes that a stated income tax rate has been applied to non-exempt income to derive the tax-exempt portion of a Fund's yield.

In addition to presenting standardized performance figures, the Funds also may present nonstandardized performance figures, including, distribution rates. For example, the performance figure of the shares of a class or Fund may be calculated on the basis of an investment at the net asset value per share or at net asset value per share plus a reduced sales charge (see "Investing in the Funds -- How To Buy Shares") rather than the public offering price per share. In this case, the figure might not reflect the effect of the sales charge that you may have paid.

Because of differences in the fees and/or expenses borne by Class D shares of the Funds, the net yield on such shares can be expected, at any given time, to differ from the net yield on Class A shares. Performance information will be computed separately for Class A shares and Class D shares.


Additional information about the performance of each Fund is contained in the SAI under "Performance Calculations" and in the Annual Report, which may be obtained free of charge by calling the Company at (800) 552-9612 or by writing the Company at the address on the back cover of the Prospectus.


PURCHASE OF SHARES


The minimum initial purchase amount for each Fund is generally $1,000. The minimum initial purchase amount is $100 for shares purchased through the Systematic Purchase Plan and $250 for shares purchased through a retirement plan qualified under the Internal Revenue Code of 1986, as amended (the "Code"). The minimum subsequent purchase amount is generally $100. The minimum initial or subsequent purchase amount requirements may be waived or lowered for investments effected on a group basis by certain entities and their employees, such as pursuant to a payroll deduction or other accumulation plan. The Company reserves the right to reject any purchase order. All funds, net of sales loads, will be invested in full and fractional shares. Checks will be accepted for the purchase of a Fund's shares subject to collection at full face value in U.S. dollars. Inquiries concerning purchases may be directed to the Company at (800) 572-7797 or at the address on the back cover of the Prospectus.



Shares of each Fund may be purchased on any Business Day through Stephens, the Transfer Agent, or any authorized broker/dealers or financial institutions with which Stephens has entered into agreements. Such broker/dealers or financial institutions are responsible for the prompt transmission of purchase, exchange or redemption orders, and may independently establish and charge additional fees to their clients for such services, other than services related to purchase orders, which would reduce the clients' overall yield or return.


Shares of each Fund are offered continuously at the applicable offering price (including any sales load) next determined after a purchase order is received. Payment for shares purchased through a broker/dealer will not be due from the broker/dealer until the settlement date, currently three Business Days after the order is placed. It is the broker/dealer's responsibility to forward payment for shares being purchased to the Funds promptly. Payment for orders placed directly through the Transfer Agent must accompany the order.

When payment for Fund shares through the Transfer Agent is by a check that is drawn on any member bank of the Federal Reserve System, federal funds normally become available to a Fund on the Business Day after the day the check is deposited. Checks drawn on a non-member bank or a foreign bank may take substantially longer to be converted into federal funds and, accordingly, may delay the execution of an order.

Sales loads relating to the purchase of Class A shares of the California Tax-Free Bond and U.S. Government Income Funds are as follows:

                                                            DEALER
                                 SALES LOAD   SALES LOAD   ALLOWANCE
                                  AS % OF      AS % OF      AS % OF
                                  OFFERING    NET AMOUNT   OFFERING
       AMOUNT OF PURCHASE          PRICE       INVESTED      PRICE
       ------------------        ----------   ----------   ---------
Less than $100,000..............    4.50%        4.71%       4.05%
$100,000 up to $199,999.........    4.00         4.17        3.60
$200,000 up to $399,999.........    3.50         3.63        3.15
$400,000 up to $599,999.........    2.50         2.56        2.25
$600,000 up to $799,999.........    2.00         2.04        1.80
$800,000 up to $999,999.........    1.00         1.01        0.90
$1,000,000 up to $2,499,999.....    0.60         0.60        0.50
$2,500,000 up to $4,999,999.....    0.40         0.40        0.40
$5,000,000 up to $8,999,999.....    0.25         0.25        0.25
$9,000,000 and over.............    0.00         0.00        0.00

                                                                      PROSPECTUS
--------------------------------------------------------------------------------

Sales loads relating to the purchase of Class A shares of the Municipal Income Fund are as follows:

                                                            DEALER
                                 SALES LOAD   SALES LOAD   ALLOWANCE
                                  AS % OF      AS % OF      AS % OF
                                  OFFERING    NET AMOUNT   OFFERING
       AMOUNT OF PURCHASE          PRICE       INVESTED      PRICE
       ------------------        ----------   ----------   ---------
Less than $100,000..............    3.00%        3.09%       2.75%
$100,000 up to $199,999.........    2.00         2.04        1.75
$200,000 up to $599,999.........    1.00         1.01        0.90
$600,000 up to $999,999.........    0.60         0.60        0.50
$1,000,000 and over.............    0.00         0.00        0.00

When Fund shares are purchased through a broker/dealer or financial institution, Stephens reallows that portion of the sales load designated above as the Dealer Allowance. When shares are purchased directly through the Transfer Agent and no broker/dealer or financial institution is involved with the purchase, the entire sales load is paid to Stephens.


Class D shares are not subject to a front-end sales load. However, Class D shares which are redeemed within one year from the receipt of a purchase order will be subject to a contingent deferred sales charge equal to 1% of the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of such shares at the time of redemption.


A selling agent or servicing agent and any other person entitled to receive compensation for selling or servicing shares may receive different compensation for selling or servicing Class A shares as compared with Class D shares.

REDUCED SALES CHARGE -- CLASS A SHARES

The above Volume Discounts are also available to you based on the combined dollar amount being invested in Class A shares of a Fund or of Class A shares of other portfolios of the Company which assess a sales load (the "Load Funds"). For purposes of determining whether you are eligible for reduced sales charges, shares of one of the Company's single class funds that charges a front-end sales load are considered Class A shares. Because Class D shares are not subject to a front-end sales charge, the amount of Class D shares you hold is not considered in determining any volume discount.



The Right of Accumulation allows you to combine the amount being invested in Class A shares of a Fund with the total net asset value of Class A shares in any of the Load Funds already owned in accordance with the above sales load schedule to reduce the sales load. For example, if you own Class A shares of the Load Funds with an aggregate net asset value of $90,000 and invest an additional $20,000 in Class A shares of a Fund, the sales load on the entire additional amount would be 4.00% of the offering price for the California Tax-Free Bond and U.S. Government Income Funds, and 2.00% of the offering price for the Municipal Income Fund. To obtain such discount, you must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales load, and confirmation of the order is subject to such verification. The Right of Accumulation may be modified or discontinued at any time with respect to all Class A shares purchased thereafter.


A Letter of Intent allows you to purchase Class A shares of a Fund over a 13-month period at reduced sales loads based on the total amount intended to be purchased plus the total net asset value of Class A shares in any of the Load Funds already owned. Each investment made during the period receives the reduced sales load applicable to the total amount of the intended investment. If such amount is not invested within the period, you must pay the difference between the sales loads applicable to the purchases made and the charges previously paid.


You may reinvest proceeds from a redemption of Class A shares in Class A shares of the Fund or in Class A shares of another of the Company's investment portfolios that offers Class A shares at net asset value, without a sales load, within 120 days after such redemption. However, if the other investment portfolio charges a sales load that is higher than the sales load that you have paid in connection with the Class A shares you have redeemed, you pay the difference. In addition, the Class A shares of the investment portfolio to be acquired must be registered for sale in your state of residence. The amount that may be so reinvested may not exceed the amount of the redemption proceeds, and a written order for the purchase of the Class A shares must be received by the Funds or the Transfer Agent within 120 days after the effective date of the redemption.


If you realized a gain on your redemption, the reinvestment will not alter the amount of any federal capital gains tax payable on the gain. If you realized a loss on your redemption, the reinvestment may cause some or all of the loss to be disallowed as a tax deduction, depending on the number of Class A shares purchased by reinvestment, the period of time that has elapsed after the redemption and which funds' shares are purchased. Although for federal income tax purposes, the amount disallowed is added to the cost of the Class A shares acquired upon the reinvestment.


Reductions in front-end sales loads apply to purchases by a single "person," including an individual, members of a family unit, consisting of a husband, wife, and children under the age of 21 purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single person's fiduciary account or single person's trust estate.


Reductions in front-end sales loads also apply to purchases by individual members of a "qualified group." The reductions are based on the aggregate dollar amount of Class A shares purchased

PROSPECTUS
--------------------------------------------------------------------------------
by all members of the qualified group. For purposes of this paragraph, a qualified group consists of a "company," as defined in the 1940 Act, which has been in existence for more than six months and which has a primary purpose other than acquiring shares of the Fund at a reduced sales load, and the "related parties" of such company. For purposes of this paragraph, a "related party" of a company is: (i) any individual or other company who directly or indirectly owns, controls or has the power to vote five percent or more of the outstanding voting securities of such company; (ii) any other company of which such company directly or indirectly owns, controls or has the power to vote five percent of more of its outstanding voting securities; (iii) any other company under common control with such company; (iv) any executive officer, director or partner of such company or of a related party; and (v) any partnership of which such company is a partner.


Class A shares of the Funds may be purchased at net asset value of such shares, without a sales load, by Directors, officers and employees (and their spouses, parents, children, siblings, grandparents, grandchildren, father in-law, mother in-law, brother in-law, sister in-law, aunts, uncles, nieces, and nephews; herein, "Relatives") of the Company, Stephens, its affiliates and of other broker-dealers that have entered into agreements with Stephens to sell such shares. Class A shares of the Funds also may be purchased at a purchase price equal to the net asset value of such shares, without a sales load, by present and retired Directors, officers and employees (and their Relatives) of Wells Fargo Bank and its affiliates if Wells Fargo Bank and/or the respective affiliates agree. Such shares also may be purchased at such price by employee benefit and thrift plans for such persons and by any investment advisory, trust or other fiduciary account (other than an individual retirement account) that is maintained, managed or advised by Wells Fargo Bank or Stephens or their affiliates.


Class A shares of the Funds may be purchased at net asset value (without payment of a sales load) by the following types of investors when the trades are placed through an omnibus account maintained with the Funds by a broker/dealer -- trust companies; deferred compensation plans and the trusts used to fund these plans; investment advisers and financial planners who charge a management, consulting or other fee for their services and who place trades on their own behalf or on behalf of their clients; and clients of such investment advisers or financial planners who place trades on their own behalf if the clients' accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker/dealer.

By investing in the Funds, you appoint the Transfer Agent, as agent, to establish an open account to which all shares purchased will be credited, together with any dividends and capital gain distributions that are paid in additional shares. See "Dividends and Distributions." Although most shareholders elect not to receive stock certificates, certificates for full shares of the Funds can be obtained on request. It is more complicated to redeem shares held in certificated form, and the expedited redemption described below is not available with respect to certificated shares.

CONTINGENT DEFERRED SALES CHARGE -- CLASS D SHARES

Class D shares redeemed within one year of receipt of a purchase order for such shares will be subject to a contingent deferred sales charge equal to 1.00% of an amount equal to the lesser of the net asset value at the time of purchase for the Class D shares being redeemed or the net asset value of such shares at the time of redemption. Contingent deferred sales charges will not be imposed on amounts representing increases in net asset value above the net asset value at the time of purchase and are not assessed on Class D shares purchased through reinvestment of dividends or capital gain distributions. In determining whether a contingent deferred sales charge is applicable to a redemption, Class D shares are considered redeemed on a first-in, first-out basis so that Class D shares held for a longer period of time are considered redeemed prior to more recently acquired shares.


The contingent deferred sales charge is waived on redemptions of Class D shares
(i) following the shareholder's death or disability (as defined in the Internal Revenue Code) after the initial purchase of shares redeemed, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has reached age 59 1/2, (iii) effected pursuant to the Company's right to liquidate a shareholder's account if the aggregate net asset value of the shareholder's account is less than the minimum account size, or (iv) in connection with the combination of the Company with any other registered investment company by a merger, acquisition of assets, or by any other reorganization transaction.

Investors who are entitled to purchase Class A shares at net asset value without a sales load should not purchase Class D shares. Other investors, including those who are entitled to purchase Class A shares of a Fund at a reduced sales load, should compare the fees assessed on Class A shares against those assessed on Class D shares (including potential contingent deferred sales charges and higher Rule 12b-1 fees) in light of the amount to be invested and the anticipated time that the shares will be owned.

Shares of the Funds may be purchased by any of the methods described below.

INITIAL PURCHASES BY WIRE
1. Telephone toll free (800) 572-7797. Give the name of the Fund and class of shares, the name(s) in which the shares are to be registered, the address and social security number (or tax

                                                                      PROSPECTUS
--------------------------------------------------------------------------------
identification number, where applicable) of the person or entity in whose name(s) the shares are to be registered, dividend payment election, amount to be wired, name of the wiring bank and name and telephone number of the person to be contacted in connection with the order. An account number will be assigned.

2. Instruct the wiring bank, which may charge a separate fee, to transmit the specified amount in federal funds ($1,000 or more) to:

Wells Fargo Bank, N.A.
San Francisco, California
Bank Routing Number: 121000248
Wire Purchase Account Number: 4068-000462
Attention: (Name of Fund -- designate Class A or D)
Account Name(s): (name(s) in which to be registered)
Account Number: (as assigned by telephone)


3. A completed Account Application should be mailed, or sent by telefacsimile with the original subsequently mailed, to the following address immediately after the funds are wired and must be received and accepted by the Transfer Agent before an account can be opened. An original Application must be received within thirty days or you may be subject to backup withholding taxes.


Wells Fargo Bank, N.A.
Overland Express Shareholder Services
P.O. Box 63084
San Francisco, California 94163
Telefacsimile: 1-415-781-4082

4. Share purchases are effected at the public offering price, or, in the case of Class D shares, the net asset value next determined after the Account Application is received and accepted.

INITIAL PURCHASES BY MAIL
1. Complete an Account Application. Indicate the services to be used.

2. Mail the Account Application and a check for $1,000 or more, payable to "(Name of Fund -- designate Class A or D)" to the mailing address set forth above.

ADDITIONAL PURCHASES
Additional purchases of $100 or more may be made by instructing the Funds' Transfer Agent to debit the Wells Fargo Bank account designated in your Account Application, by wire by instructing the wiring bank to transmit the specified amount as directed above for initial purchases, or by mail with a check payable to "(Name of Fund -- designate Class A or D)" to the above address. Write the Fund account number on the check and include the detachable stub from a Statement of Account or a letter providing the account number.

SYSTEMATIC PURCHASE PLAN
The Company's Systematic Purchase Plan provides you with a convenient way to establish and automatically add to your existing accounts on a monthly basis. If you elect to participate in this plan, you must specify an amount ($100 or more) to be withdrawn automatically by the Transfer Agent on a monthly basis from an approved bank account designated in your Account Application (an "Approved Bank Account"). The Transfer Agent withdraws and uses this amount to purchase shares of the designated Fund on or about the fifth Business Day of each month. The Transfer Agent requires a minimum of ten (10) Business Days to implement your Systematic Purchase Plan purchases. There are no additional fees charged for participating in this plan.


You may change the investment amount, the date on which your Systematic Purchase is effected, suspend purchases or terminate the election at any time by providing written notice to the Transfer Agent at least ten (10) Business Days prior to any scheduled transaction. An election will be terminated automatically if your Approved Bank Account balance is insufficient to make a scheduled withdrawal, or if either your Approved Bank Account or your Fund account is closed.


PURCHASES THROUGH AUTHORIZED BROKER/DEALERS AND FINANCIAL INSTITUTIONS

Purchase orders for Fund shares placed through authorized broker/dealers and financial institutions by 1:00 p.m. (Pacific time) on any Business Day, including orders for which payment is to be made from free cash credit balances in securities accounts held by a dealer, will be effective on the same day the order is placed if received by the Transfer Agent before the close of business. Purchase orders that are received by a dealer or financial institution after 1:00 p.m. (Pacific time) on any Business Day or by the Transfer Agent after the close of business generally will be effective on the next day that shares are offered. The broker/dealer or financial institution is responsible for the prompt transmission of purchase orders to the Transfer Agent. Payment for Fund shares is not due until settlement date. A broker/dealer or financial institution that is involved in a purchase transaction may charge separate account, service or transaction fees. Financial institutions may be required to register as dealers pursuant to applicable state securities laws, which may differ from federal law and any interpretations expressed herein.


EXCHANGE PRIVILEGES


CLASS A SHARES -- Class A shares of a Fund may be exchanged for Class A shares or single class shares of one of the Company's other funds, for Class A shares of a fund in the Stagecoach Family of Funds or for shares of one of the Company's money market funds in an identically registered account at respective net asset values.


PROSPECTUS
--------------------------------------------------------------------------------

CLASS D SHARES -- Class D shares of a Fund may be exchanged for Class D shares of one of the Company's other funds or for Class A shares of the Money Market Fund in an identically registered account at respective net asset values. You are not charged a contingent deferred sales charge on exchanges of Class D shares for Class D shares of one of the Company's other funds or for Class A shares of the Money Market Fund. If you exchange Class D shares for Class D shares of another fund, or for Class A shares of the Money Market Fund, the remaining period of time (if any) that the contingent deferred sales charge is in effect will be computed from the time of the initial purchase of the previously held shares. Accordingly, if you exchange Class D shares for Class A shares of the Money Market Fund, and redeem the shares of the Money Market Fund within one year of the receipt of the purchase order for the exchanged Class D shares, you will have to pay a deferred sales charge equal to the contingent deferred sales charge applicable to the previously exchanged Class D shares. If you exchange Class D shares for Class A shares of the Money Market Fund, you may subsequently re-exchange the acquired Class A shares only for Class D shares. If you re-exchange the Class A shares of the Money Market Fund for Class D shares, the remaining period of time (if any) that the contingent deferred sales charge is in effect will be computed from the time of your initial purchase of Class D shares.


Important factors that you should consider:

- You will need to read the prospectus of the fund into which you want to exchange.

- Every exchange is a redemption of shares of one fund and a purchase of shares of another fund. The redemption may produce a gain or loss for federal income tax purposes.

- You must exchange at least the minimum initial purchase amount of the fund you are redeeming, unless your balance has fallen below that amount due to market conditions or you have already met the minimum initial purchase amount of the fund you are purchasing.


- If you exchange Class A shares, you will need to pay any difference between the load that you have already paid and the load that you are subject to in the new fund.


- You will not pay a contingent deferred sales charge on any exchange from Class D shares into other Class D shares or a Money Market Fund. The new shares will continue to age while they are in the new fund and will be charged the contingent deferred sales charge applicable to the original shares upon redemption.

- If you exchange Class A or Class D shares for shares of a Money Market Fund, you may not re-exchange shares of the Money Market Fund for shares other than the original exchanged class.

- The Company may limit the number of times shares may be exchanged or may reject any telephone exchange order. Subject to limited exceptions, the Company will notify you 60 days before discontinuing or modifying the exchange privilege.


You may exchange shares by writing the Transfer Agent as indicated below under "Redemption by Mail," or by calling the Transfer Agent or your authorized broker/dealer, financial institution or servicing agent, unless you have elected not to authorize telephone exchanges in the Account Application (in which case you may subsequently authorize such telephone exchanges by completing a Telephone Exchange Authorization Form and submitting it to the Transfer Agent in advance of the first such exchange). Shares held in certificated form may not be exchanged by telephone. The Transfer Agent's telephone number for exchanges is
(800) 572-7797.



Telephone redemption or exchange privileges are made available to you automatically upon opening an account, unless you decline such privileges. These privileges authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Transfer Agent to be genuine. The Company requires the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine. If the Transfer Agent does not follow such procedures, the Company and the Transfer Agent may be liable for any losses attributable to unauthorized or fraudulent instructions. Neither the Company nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.


REDEMPTION OF SHARES

Shares may be redeemed at their next determined net asset value after receipt of a request in proper form by the Transfer Agent directly or through any authorized broker/dealer or financial institution.

Except for any contingent deferred sales charge, which may be applicable upon redemption of Class D shares, as described under "Purchase of Shares," the Company does not charge for redemption transactions. However, a broker/dealer or financial institution that is involved in a redemption transaction may charge separate account, service or transaction fees. Redemption orders received by an authorized broker/dealer or financial institution before 1:00 p.m. (Pacific time) on any Business Day and received by the Transfer Agent before 1:00 p.m. (Pacific time) on the same day will be executed at the net asset value per share determined at

                                                                      PROSPECTUS
--------------------------------------------------------------------------------

1:00 p.m. (Pacific time) on that day. Redemption orders received by authorized broker/dealers or financial institutions after 1:00 p.m. (Pacific time), or not received by the Transfer Agent prior to the close of business, will be executed at the net asset value determined at 1:00 p.m. (Pacific time) on the next Business Day.


Redemption proceeds, net of any contingent deferred sales charge applicable with respect to Class D shares, ordinarily will be remitted within seven days after the order is received in proper form, except proceeds may be remitted over a longer period to the extent permitted by the SEC under extraordinary circumstances. If an expedited redemption is requested, redemption proceeds will be distributed only if the check used for investment is deemed to be cleared for payment by your bank, currently considered by the Company to be a period of ten
(10) Business Days after investment. The proceeds, of course, may be more or less than cost. Payment of redemption proceeds may be made in securities, subject to regulation by some state securities commissions.


REDEMPTION BY MAIL
1. Write a letter of instruction. Indicate the dollar amount or number of shares to be redeemed. Refer to your Fund account number and provide either a social security or a tax identification number (as applicable).

2. Sign the letter in exactly the same way the account is registered. If there is more than one owner of the shares, all must sign.


3. If shares to be redeemed have a value of $5,000 or more, or redemption proceeds are to be paid to someone other than you at your address of record, the signature(s) must be guaranteed by an "eligible guarantor institution," which includes a commercial bank that is a member of the Federal Deposit Insurance Corporation, a trust company, a member firm of a domestic stock exchange, a savings association, or a credit union that is authorized by its charter to provide a signature guarantee. Signature guarantees by notaries public are not acceptable. Further documentation may be requested from corporations, administrators, executors, personal representatives, trustees or custodians.


4. If shares to be redeemed are held in certificated form, enclose the certificates with the letter. Do not sign the certificates and for protection use registered mail.

5. Mail the letter to the Transfer Agent at the mailing address set forth under "Purchase of Shares -- Initial Purchase of Fund Shares by Wire."


Unless other instructions are given in proper form, a check for the proceeds of a redemption, net of any contingent deferred sales charge applicable with respect to Class D shares, will be sent to your address of record.


SYSTEMATIC WITHDRAWAL PLAN
The Company's Systematic Withdrawal Plan provides a way for you to have shares redeemed from your account and the proceeds, net of any contingent deferred sales charge applicable with respect to Class D shares, distributed to you on a monthly basis. You may elect to participate in this plan if you have a shareholder account valued at $10,000 or more as of the date of your election to participate and are not also a participant in the Company's Systematic Purchase Plan at any time while participating in this plan. To participate in the plan you must specify an amount ($100 or more) to be distributed by check to your address of record or deposited in your Approved Bank Account. The Transfer Agent redeems sufficient shares and mails or deposits the proceeds of the redemption, net of any contingent deferred sales charge applicable with respect to Class D shares, as instructed, on or about the fifth Business Day prior to the end of each month. There are no additional fees charged for participating in this plan.


It may take up to ten (10) Business Days after receipt of your request to establish your participation in the Systematic Withdrawal Plan. You may change the withdrawal amount, suspend withdrawals or terminate your participation in the Systematic Withdrawal Plan at any time by providing written notice to the Transfer Agent at least ten (10) Business Days prior to a scheduled transaction. Participation in the Systematic Withdrawal Plan may be terminated automatically if your Fund account balance is insufficient to make a scheduled withdrawal or if your Fund account or Approved Bank Account is closed.


EXPEDITED REDEMPTIONS BY LETTER AND TELEPHONE

If shares are not held in certificated form, you may request an expedited redemption of shares by letter or telephone (unless you have elected not to authorize telephone redemptions on your Account Application or other form that is on file with the Transfer Agent) on any Business Day. See "Exchange Privileges" for additional information regarding telephone redemption privileges. You may request expedited redemption by telephone by calling the Transfer Agent at (800) 572-7797. You may request expedited redemption by mail by mailing your expedited redemption request to the Transfer Agent at the mailing address set forth under "Purchase of Shares -- Initial Purchases by Wire."


Upon request, proceeds of expedited redemptions of $5,000 or more, net of any contingent deferred sales charge applicable with respect to Class D shares, will be wired or credited to your Approved Bank Account or wired to an authorized broker/dealer or financial institution designated in your Account Application. The Company reserves the right to impose charges for wiring redemption proceeds. When proceeds of an expedited redemption are to be paid to someone other than yourself, to an address other than that of record, or to a bank, broker/dealer or other

PROSPECTUS
--------------------------------------------------------------------------------
financial institution that has not been predesignated, the expedited redemption request must be made by letter and the signature(s) on the letter must be guaranteed, regardless of the amount of the redemption. If an expedited redemption request is received by the Transfer Agent by the close of business on any day a Fund is open for business, the redemption proceeds will be transmitted to your bank or predesignated broker/dealer or financial institution on the next Business Day (assuming the investment check has cleared as described above), absent extraordinary circumstances. A check for proceeds of less than $5,000 will be mailed to your address of record, except that, in the case of investments in the Company that have been effected through broker/dealers, banks and other institutions that have entered into special arrangements with the Company, the full amount of the redemption proceeds may be transmitted by wire or credited to a designated account.

REDEMPTIONS THROUGH AUTHORIZED BROKER/DEALERS AND FINANCIAL INSTITUTIONS Redemption requests placed through authorized broker/dealers and financial institutions by the close of the NYSE on any day that a Fund's shares are offered for sale will be effective on the same day the request is placed if received by the Transfer Agent before the close of business. Redemption requests that are received by a dealer or financial institution after 1:00 p.m. (Pacific time) or by the Transfer Agent after the close of business generally will be effective on the next day that shares are offered. The broker/dealer or financial institution is responsible for the prompt transmission of redemption requests to the Transfer Agent. Unless you have made other arrangements, and have informed the Transfer Agent of such arrangements, proceeds of redemptions made through authorized broker/dealers and financial institutions will be credited to your account with such broker/dealer or institution. You may request a check from the broker/dealer or financial institution or may elect to retain the redemption proceeds in your account. The broker/dealer or financial institution may benefit from the use of the redemption proceeds prior to the clearance of a check issued to you for such proceeds or prior to disbursement or reinvestment of such proceeds on your behalf.

Redemption proceeds may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for federal and state income tax purposes. Due to the high cost of maintaining small accounts, the Company reserves the right to redeem accounts that fall below $1,000. Prior to such a redemption, you will be notified in writing and permitted 30 days to make additional investments to raise the account balance to the specified minimum.

DIVIDENDS AND DISTRIBUTIONS


Each Fund intends to declare as a dividend substantially all of its net investment income at the close of each Business Day to shareholders of record at 1:00 p.m. (Pacific time) on the day of declaration. Shares purchased in the Funds will begin earning dividends on the Business Day following the date the purchase order settles and shares redeemed will earn dividends through the date of redemption. Net investment income for a Saturday, Sunday or holiday will be declared as a dividend to shareholders of record at 1:00 p.m. (Pacific time) on the prior Business Day.



Dividends of a Fund declared in, and attributable to, any month will be paid on the last Business Day of the month and generally are mailed early in the following month. Shareholders of the Funds who redeem shares prior to a dividend payment date will be entitled to all dividends declared but unpaid prior to redemption on such shares on the next dividend payment date. Net capital gains of the Funds, if any, will be distributed annually.


Dividends and/or capital gain distributions paid by a Fund will be invested in additional shares of the same class of the Fund at net asset value (without any sales load) and credited to your account on the reinvestment date or, at your election, paid by check. Dividend checks and Statements of Account will be mailed within approximately three Business Days after the payment date. In addition, you may elect to reinvest Fund dividends and/or capital gain distributions in shares of another portfolio of the Company with which you have an established account that has met the applicable minimum initial investment requirement.


The Funds' net investment income available for distribution to the holders of Class D shares will be reduced by the amount of shareholder servicing fees payable to shareholder servicing agents under the Servicing Plan and by the distribution fees payable under the Distribution Plan. There may be certain other differences in fees (e.g., transfer agent fees) between Class A shares and Class D shares that would affect their relative dividends.


DIVIDEND AND DISTRIBUTION OPTIONS
When you fill out an Account Application, you can choose from three dividend and distribution options:

A. The AUTOMATIC REINVESTMENT OPTION provides for the reinvestment of dividends and capital gain distributions in additional shares of the same class of a Fund. Dividends and distributions declared in a month are reinvested at net asset value early in the following month. You are assigned this option automatically if you make no choice on your Account Application.

B. The AUTOMATIC CLEARING HOUSE OPTION permits you to have dividends and capital gain distributions deposited in an Approved Bank Account. In the event your Approved Bank Account is

                                                                      PROSPECTUS
--------------------------------------------------------------------------------
closed, and such distribution is returned to your Fund's dividend disbursing agent, the distribution will be reinvested in your Fund account at the net asset value next determined after the distribution has been returned. If this happens, your Automatic Clearing House Option will be converted to the Automatic Reinvestment Option.



C. The CHECK PAYMENT OPTION allows you to receive a check for a dividend or capital gain distribution, which is mailed either to the designated address, or your Approved Bank Account, early in the month following declaration. If the U.S. Postal Service cannot deliver such checks, or if such checks remain uncashed for six months, those checks will be reinvested in your Fund account at the net asset value next determined after the earlier of the date the checks have been returned to the dividend disbursing agent or the date six months after the payment of such dividend or distribution. If this happens, your Check Payment Option will be converted to the Automatic Reinvestment Option.


The Company takes reasonable efforts to locate investors whose checks are returned or uncashed after six months. The Company forwards moneys to the dividend disbursing agent so that it may issue investors dividend checks under the Check Payment Option. The dividend disbursing agent may benefit from the temporary use of such moneys until these checks clear.

TAXES


Dividends distributed from the California Tax-Free Bond Fund's net interest income from tax-exempt securities will not be subject to federal income taxes and also will be exempt from California personal income tax to the extent such dividends are attributable to instruments that pay interest which would be exempt from California personal income taxes, if such instruments were held directly by an individual. Dividends distributed from the Municipal Income Fund's net interest income from tax-exempt securities generally will not be subject to federal income taxes. Dividends attributable to the California Tax-Free Bond and Municipal Income Funds' interest income from taxable securities and short-term capital gains are taxable as ordinary income. Dividends from the net investment income and net short-term capital gains, if any, of the U.S. Government Income Fund are taxable to the Fund's shareholders as ordinary income. Distributions from the Funds' net long-term capital gains, if any, are designated as capital gain distributions and taxable to the Funds' shareholders as long-term capital gains. Dividend and capital gain distributions will be taxable when paid, whether you take such distributions in cash or have them automatically reinvested in additional Fund shares. Distributions declared in October, November and December and distributed by the following January will be taxable as if they were paid by December 31. None of the Funds' dividends will qualify for the dividends received deduction allowed to corporate shareholders. You may be eligible to defer the taxation of dividends and capital gain distributions on shares of the U.S. Government Income Fund which are held under a qualified tax-deferred retirement plan.


Your redemptions (including redemptions in-kind) and exchanges of Fund shares will ordinarily result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the cost of your shares. See "Federal Income Taxes -- Disposition of Fund Shares" in the SAIs.

Foreign shareholders may be subject to different tax treatment, including withholding taxes. See "Federal Income Taxes -- Foreign Shareholders" in the SAIs. In certain circumstances, U.S. residents may also be subject to withholding taxes. See "Federal Income Taxes -- Backup Withholding" in the SAIs.

The foregoing discussion regarding taxes is based on tax laws which were in effect as of the date of this Prospectus and summarizes only some of the important federal tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning; you should consult your tax advisor with respect to your specific tax situation as well as with respect to foreign, state and local taxes. Further federal tax considerations are discussed in the SAI for each Fund.

ORGANIZATION AND CAPITAL STOCK


The Company, an open-end management investment company, was incorporated in Maryland on April 27, 1987. All shares of the Company have equal voting rights and will be voted in the aggregate, and not by series or class, except where voting by series or class is required by law or where the matter involved affects only one series or class. The Company may dispense with the annual meeting of shareholders in any fiscal year in which it is not required by the 1940 Act to elect Directors; however, shareholders are entitled to call a meeting of shareholders for purposes of voting on removal of a Director or Directors. A more detailed statement of the voting rights of shareholders is contained in the SAI. All shares of the Company, when issued, will be fully paid and nonassessable.


PROSPECTUS
--------------------------------------------------------------------------------

                                                             ---------------------
                                                                   BULK RATE
                                                                  U.S. POSTAGE
                                                                      PAID
                                                                 DALLAS, TEXAS
                                                                Permit No. 1808
                                                             ---------------------


 NOT FDIC INSURED


 For Customer Service or questions about your


 account, call (800) 572-7797.



 For more information about the Funds,


 simply call (800) 552-9612.



 You may also write to the Funds at:


 OVERLAND EXPRESS FUNDS, INC.
 c/o Overland Express

 Shareholder Services

 Wells Fargo Bank, N.A.
 P.O. Box 63084
 San Francisco, California 94163

 INC P 5/97                       LOGO

                                                 OVERLAND EXPRESS FUNDS

                                                 PROSPECTUS
                                                 MAY 1, 1997


                                                 CLASS A SHARES


                ----------------------------------------------------------------


                                                 CALIFORNIA TAX-FREE MONEY
                                                 MARKET FUND



                                                 MONEY MARKET FUND



                                                 U.S. TREASURY MONEY MARKET FUND


                                        [OVERLAND EXPRESS LOGO]

LOGO

PROSPECTUS DATED MAY 1, 1997

Telephone: (800) 552-9612

Overland Express Funds, Inc. (the "Company") is an open-end, series investment company. This Prospectus describes shares of the Company's CALIFORNIA TAX-FREE MONEY MARKET FUND and Class A shares of the MONEY MARKET FUND and the U.S. TREASURY MONEY MARKET FUND (each, a "Fund," and collectively, the "Funds").

The CALIFORNIA TAX-FREE MONEY MARKET FUND seeks to provide investors with a high level of current income exempt from federal income taxes, a portion of which is also exempt from California personal income taxes, while preserving capital and liquidity, by investing in high-quality instruments, principally municipal securities.

The MONEY MARKET FUND seeks to provide investors with a high level of current income, while preserving capital and liquidity, by investing in high-quality, short-term securities.

The U.S. TREASURY MONEY MARKET FUND seeks to provide investors with a high level of current income, while preserving capital and liquidity, by investing in short-term U.S. Treasury bonds, notes and bills.


Each Fund seeks to maintain a stable net asset value of $1.00 per share.



Investors should read this Prospectus carefully and retain it for future reference. It sets forth concisely the information a prospective investor should know before investing in a Fund. A Statement of Additional Information ("SAI") dated May 1, 1997, containing additional and more detailed information about each of the Funds has been filed with the Securities and Exchange Commission (the "SEC") and is hereby incorporated by reference into this Prospectus. The SAI is available without charge and can be obtained by writing the Company at P.O. Box 63084, San Francisco, CA 94163 or by calling the Company at (800) 552-9612.



AN INVESTMENT IN A FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT A FUND WILL BE ABLE TO MAINTAIN A STABLE $1.00 NET ASSET VALUE PER SHARE.


--------------------------------------------------------------------------------

FUND SHARES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, WELLS FARGO BANK, N.A. OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN A FUND INVOLVES CERTAIN INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


WELLS FARGO BANK IS THE INVESTMENT ADVISER AND ADMINISTRATOR, AND PROVIDES CERTAIN OTHER SERVICES TO THE FUNDS, FOR WHICH IT IS COMPENSATED. STEPHENS INC., WHICH IS NOT AFFILIATED WITH WELLS FARGO BANK, IS THE SPONSOR, CO-ADMINISTRATOR AND DISTRIBUTOR FOR THE FUNDS.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS



                                                    PAGE

PROSPECTUS SUMMARY................................    1

SUMMARY OF EXPENSES...............................    3

FINANCIAL HIGHLIGHTS..............................    4

INVESTMENT OBJECTIVES AND POLICIES................    7

INVESTMENT ACTIVITIES.............................    9

MANAGEMENT OF THE FUNDS...........................   11

DETERMINATION OF NET ASSET VALUE..................   12

PURCHASE OF SHARES................................   13

EXCHANGE PRIVILEGES...............................   15

REDEMPTION OF SHARES..............................   15

DIVIDENDS AND DISTRIBUTIONS.......................   17

TAXES.............................................   18

ORGANIZATION AND CAPITAL STOCK....................   18


                                                                      PROSPECTUS
--------------------------------------------------------------------------------

PROSPECTUS SUMMARY

The Company, as an open-end management investment company, provides a convenient way for you to invest in portfolios of securities selected and supervised by professional management. The following provides information about the Funds, each of which has its own investment objective.

Q. WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

A. The CALIFORNIA TAX-FREE MONEY MARKET FUND seeks to provide investors with a high level of current income exempt from federal income taxes, a portion of which is also exempt from California personal income taxes, while preserving capital and liquidity, by investing in high-quality instruments, principally municipal securities. The MONEY MARKET FUND seeks to provide investors with a high level of current income, while preserving capital and liquidity, by investing in high-quality, short-term securities. The U.S. TREASURY MONEY MARKET FUND seeks to provide investors with a high level of current income, while preserving capital and liquidity, by investing in short-term U.S. Treasury bonds, notes and bills. Each Fund seeks to maintain a stable net asset value of $1.00 per share. See "Investment Objectives and Policies."



Q. WHAT ARE THE FUNDS' PRINCIPAL INVESTMENTS?

A. The CALIFORNIA TAX-FREE MONEY MARKET FUND invests in high-quality instruments, primarily municipal securities, the income from which is exempt from federal income taxes, a portion of which is also exempt from California personal income taxes. Under normal market conditions, a substantial majority of the Fund's total assets will consist of securities the interest on which is exempt from California personal income taxes. In any event, at the close of each calendar quarter at least 50% of the Fund's total assets will consist of such securities. Income exempt from federal income tax may be of benefit to investors who pay federal income taxes, whether or not they are residents of California.

   The MONEY MARKET FUND invests in high-quality money market instruments, including obligations of the U.S. Government, its agencies and instrumentalities (including government-sponsored enterprises), certain debt obligations, including corporate debt, certain obligations of U.S. banks and certain repurchase agreements.

   The U.S. TREASURY MONEY MARKET FUND invests primarily in short-term U.S. Treasury bonds, notes and bills.


   See "Investment Objectives and Policies" and "Investment Activities."


Q. WHAT ARE SOME OF THE POTENTIAL RISKS ASSOCIATED WITH AN INVESTMENT IN A FUND?
A. Investments in the Funds are not bank deposits or obligations of Wells Fargo Bank and are not insured by the Federal Deposit Insurance Corporation ("FDIC"), nor are they insured or guaranteed against loss of principal or interest. Therefore, you should be willing to accept some risk with money invested in the Funds. Although each of the Funds seeks to maintain a stable net asset value of $1.00 per share, there is no assurance that it will be able to do so. As with all mutual funds, there is no assurance that the Funds will achieve their investment objectives. The Funds may not achieve as high a level of current income as other mutual funds that do not limit their investments to the high credit quality instruments in which the Funds invest. Since the California Tax-Free Money Market Fund invests primarily in securities issued by California, its agencies and municipalities, events in California are more likely to affect this Fund's investments. Also, the California Tax-Free Money Market Fund is non-diversified, which means that its assets may be invested in fewer issuers and therefore the value of its assets may be subject to greater impact by events affecting one of its investments. See "Investment Objectives and Policies -- Risk Factors."

Q. WHO MANAGES MY INVESTMENTS?

A. Wells Fargo Bank, as investment adviser to each Fund, manages your investments. Wells Fargo Bank also provides the Funds with administrative, transfer agency, dividend disbursing agency and custodial services. Stephens Inc. ("Stephens") is the Funds' sponsor, co-administrator and distributor. See "Management of the Funds."


Q. HOW MAY I PURCHASE SHARES?
A. Shares of each Fund may be purchased on any day the Fund is open. There are no sales loads. In most cases, the minimum initial purchase amount for Fund shares is $1,000. The minimum initial purchase amount is $100 for shares purchased through the Systematic Purchase Plan. The minimum subsequent purchase amount is generally $100 or more. However, certain exceptions may apply. You may purchase Fund shares through Stephens, Wells Fargo Bank, as transfer agent (the "Transfer Agent"), or any

                                                                      PROSPECTUS
--------------------------------------------------------------------------------
   authorized broker/dealer or financial institution. Purchases may be made by wire directly to the Transfer Agent. See "Purchase of Shares."

Q. HOW WILL I RECEIVE DIVIDENDS?

A. Dividends are declared daily and paid monthly. Any capital gains are distributed at least annually. Dividends and capital gain distributions are automatically reinvested in additional shares, unless you elect to receive dividends and distributions in cash. All reinvestments in Fund shares are at net asset value. See "Dividends and Distributions."


Q. HOW MAY I REDEEM SHARES?

A. Shares of each Fund may be redeemed at net asset value on any day the Fund is open upon request to Stephens or the Transfer Agent directly, or through any authorized broker/dealer or financial institution. Shares may be redeemed by request in good form by letter, by an automatic feature called the Systematic Withdrawal Plan, or by telephone. Proceeds are payable by check, or for shareholders who make prior arrangements, by wire. Accounts maintaining less than the applicable minimum initial purchase amount may be redeemed at the option of the Company. The Company does not charge redemption fees. However, the Company reserves the right to impose charges for wiring redemption proceeds. See "Redemption of Shares."


PROSPECTUS
--------------------------------------------------------------------------------

SUMMARY OF EXPENSES

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

                                          CALIFORNIA                     U.S. TREASURY
                                           TAX-FREE      MONEY MARKET    MONEY MARKET
                                             MONEY           FUND            FUND
                                          MARKET FUND     (CLASS A)        (CLASS A)
Management Fees.........................     0.45%          0.25%            0.25%
Rule 12b-1 Fees.........................     0.00%          0.25%            0.25%
Other Expenses (after waivers or
 reimbursements)(1).....................     0.18%          0.15%            0.15%
                                             -----          -----            -----
TOTAL FUND OPERATING EXPENSES...........     0.63%          0.65%            0.65%
                                             =====          =====            =====
 (after waivers or reimbursements)(2)

---------------

(1) Other Expenses (before waivers or reimbursements) for Class A shares of the Money Market Fund and U.S. Treasury Money Market Fund would be 0.16% and 0.21%, respectively.
(2) Total Fund Operating Expenses (before waivers or reimbursements) for Class A shares of the Money Market Fund and U.S. Treasury Money Market Fund would be 0.66% and 0.71%, respectively.

EXAMPLE OF EXPENSES

                                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and redemption at the end of
each time period indicated:
California Tax-Free Money Market Fund.......................    $6        $20        $35        $79
Money Market Fund -- Class A................................    $7        $21        $36        $81
U.S. Treasury Money Market Fund -- Class A..................    $7        $21        $36        $81

                            ------------------------

The purpose of the foregoing tables is to assist you in understanding the various costs and expenses that investors in the Funds will pay directly or indirectly. There are no sales loads, redemption fees or exchange fees charged by the Funds. However, the Company reserves the right to impose charges for wiring redemption proceeds.


ANNUAL FUND OPERATING EXPENSES are based on amounts incurred during the most recent fiscal year. The percentages shown under "Other Expenses" and "Total Fund Operating Expenses" for Class A shares of the Money Market and U.S. Treasury Money Market Funds have been adjusted to reflect voluntary fee waivers and expense reimbursements expected to continue during the current fiscal year. Wells Fargo Bank and Stephens each have agreed to waive or reimburse all or a portion of their respective fees, through at least the current fiscal year, to ensure that "Total Fund Operating Expenses" for Class A shares of the Money Market and U.S. Treasury Money Market Funds do not exceed 0.70% of such Fund's average daily net assets. There can be no assurance that voluntary fee waivers or expense reimbursements will continue.



EXAMPLE OF EXPENSES is a hypothetical example which illustrates the expenses associated with a $1,000 investment over the periods shown, based on the expenses in the table above and an assumed annual rate of return of 5%. This rate of return should not be considered an indication of the actual or expected performance of a Fund. In addition, the Example should not be considered a representation of past or future expenses; actual expenses and returns may be greater or less than those shown. See "Management of the Funds" for more complete descriptions of the various costs and expenses applicable to the Funds.


In addition to Class A shares, the Money Market and U.S. Treasury Money Market Funds also offer an Institutional Class of shares. The Institutional Class shares require a minimum initial investment of at least $150,000. The expenses and corresponding performance of the Institutional Class shares may differ from the expenses and performance of the Class A shares. For more information about the Institutional Class shares, or to obtain a current prospectus for the Institutional Class shares, please call the Company at (800) 552-9612.

                                                                      PROSPECTUS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

The following information has been derived from the Financial Highlights in the Funds' 1996 annual financial statements. The financial statements are incorporated by reference into the SAI and have been audited by KPMG Peat Marwick LLP, independent auditors, whose report dated February 14, 1997 also is incorporated by reference into the SAI. This information should be read in conjunction with the Funds' 1996 annual financial statements and the notes thereto. The SAI has been incorporated by reference into this Prospectus.

CALIFORNIA TAX-FREE MONEY MARKET FUND
For a Share Outstanding


                                   YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      PERIOD
                                  ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                                 DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,
                                   1996       1995       1994       1993       1992       1991       1990       1989     1988(1)
                                 --------   --------   --------   --------   --------   --------   --------   --------   --------
Net Asset Value, Beginning of
 Period........................  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
Income from investment
 operations:
Net investment income..........      0.03       0.03       0.02       0.02       0.03       0.04       0.05       0.06       0.03
                                 --------   --------   --------   --------   --------   --------   --------   --------   --------
Total from investment
 operations....................      0.03       0.03       0.02       0.02       0.03       0.04       0.05       0.06       0.03
Less Distributions:
Dividends from net investment
 income........................     (0.03)     (0.03)     (0.02)     (0.02)     (0.03)     (0.04)     (0.05)     (0.06)     (0.03)
Distributions from net realized
 gain..........................      0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.00       0.00
                                 --------   --------   --------   --------   --------   --------   --------   --------   --------
Total from Distributions.......     (0.03)     (0.03)     (0.02)     (0.02)     (0.03)     (0.04)     (0.05)     (0.06)     (0.03)
                                 --------   --------   --------   --------   --------   --------   --------   --------   --------
Net Asset Value, End of
 Period........................  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                 ========   ========   ========   ========   ========   ========   ========   ========   ========
Total Return (not
 annualized)...................      2.81%      3.25%      2.22%      1.84%      2.54%      3.99%      5.20%      5.84%      3.29%
Ratios/supplemental data:
Net assets, end of period
 (000).........................  $391,287   $355,868   $288,409   $397,712   $363,067   $299,234   $312,023   $247,777   $271,683
Number of shares outstanding,
 end of period (000)...........   391,345    355,940    288,409    397,717    363,069    299,234    312,023    247,777    271,683
Ratios to average net assets
 (annualized):
Ratio of expenses to average
 net assets....................      0.63%      0.68%      0.68%      0.66%      0.66%      0.66%      0.65%      0.61%      0.55%
Ratio of net investment income
 to average net assets.........      2.79%      3.20%      2.17%      1.82%      2.50%      3.92%      5.07%      5.73%      4.93%
Ratio of expenses to average
 net assets prior to waived
 fees and reimbursed
 expenses......................      0.63%      0.68%      0.70%      0.70%      0.69%      0.70%      0.73%      0.75%      0.73%
Ratio of net investment income
 to average net assets prior to
 waived fees and reimbursed
 expenses......................      2.79%      3.20%      2.15%      1.78%      2.47%      3.88%      4.99%       N/A        N/A


---------------


(1) The Fund commenced operations on April 7, 1988.


PROSPECTUS
--------------------------------------------------------------------------------

MONEY MARKET FUND
For a Class A Share Outstanding


                                              YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      PERIOD
                                             ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                                            DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,
                                              1996       1995       1994       1993       1992       1991       1990     1989(1)
                                            --------   --------   --------   --------   --------   --------   --------   --------
Net Asset Value, Beginning of Period......  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $  1.00
Income from investment operations:
Net investment income.....................      0.05       0.05       0.04       0.03       0.03       0.06       0.08      0.01
                                            --------   --------   --------   --------   --------   --------   --------   -------
Total from investment operations..........      0.05       0.05       0.04       0.03       0.03       0.06       0.08      0.01
Less Distributions:
Dividends from net investment income......     (0.05)     (0.05)     (0.04)     (0.03)     (0.03)     (0.06)     (0.08)    (0.01)
                                            --------   --------   --------   --------   --------   --------   --------   -------
Total from Distributions..................     (0.05)     (0.05)     (0.04)     (0.03)     (0.03)     (0.06)     (0.08)    (0.01)
Net Asset Value, End of Period............  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $  1.00
                                            ========   ========   ========   ========   ========   ========   ========   =======
Total return (not annualized).............      4.89%      5.44%      3.70%      2.57%      3.23%      5.65%      7.88%     1.37%
Ratios/supplemental data:
Net assets, end of period (000)...........  $384,527   $375,218   $307,878   $228,084   $268,424   $229,863   $198,187   $40,143
Number of shares outstanding, end of
 period (000).............................   384,605    375,364    307,915    228,085    268,434    229,866    198,192    40,143
Ratios to average net assets (annualized):
Ratio of expenses to average net assets...      0.65%      0.65%      0.68%      0.74%      0.75%      0.74%      0.68%     0.53%
Ratio of net investment income to average
 net assets...............................      4.79%      5.43%      3.71%      2.54%      3.17%      5.54%      7.55%     8.11%
Ratio of expenses to average net assets
 prior to waived fees and reimbursed
 expenses.................................      0.66%      0.69%      0.72%      0.74%      0.75%      0.75%      0.84%     1.82%
Ratio of net investment income to average
 net assets prior to waived fees and
 reimbursed expenses......................      4.78%      5.39%      3.67%      2.54%      3.17%      5.53%      7.39%      N/A


---------------


(1) The Fund commenced operations on November 1, 1989.


                                                                      PROSPECTUS
--------------------------------------------------------------------------------

U.S. TREASURY MONEY MARKET FUND
For a Class A Share Outstanding


                                                                YEAR       YEAR       YEAR       YEAR      PERIOD
                                                               ENDED      ENDED      ENDED      ENDED      ENDED
                                                              DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 31,
                                                                1996       1995       1994       1993     1992(1)
                                                              --------   --------   --------   --------   --------
Net Asset Value, Beginning of Period........................  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
Income from investment operations:
Net investment income.......................................      0.05       0.05       0.03       0.03       0.02
                                                              --------   --------   --------   --------   --------
Total from investment operations............................      0.05       0.05       0.03       0.03       0.02
Less Distributions:
Dividends from net investment income........................     (0.05)     (0.05)     (0.03)     (0.03)     (0.02)
                                                              --------   --------   --------   --------   --------
Total from Distributions....................................     (0.05)     (0.05)     (0.03)     (0.03)     (0.02)
Net Asset Value, End of Period..............................  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                                              ========   ========   ========   ========   ========
Total Return (not annualized)...............................      4.60%      5.09%      3.44%      2.56%      1.97%
Ratios/supplemental data:
Net assets, end of period (000).............................  $277,816   $198,753   $195,031   $118,169   $137,412
Number of shares outstanding, end of period (000)...........   277,807    198,782    195,042    118,169    137,416
Ratios to average net assets (annualized):
Ratio of expenses to average net assets.....................      0.65%      0.65%      0.63%      0.52%      0.27%
Ratio of net investment income to average net assets........      4.60%      4.97%      3.47%      2.55%      3.12%
Ratio of expenses to average net assets prior to waived fees
 and reimbursed expenses....................................      0.71%      0.73%      0.80%      0.77%      0.79%
Ratio of net investment income to average net assets prior
 to waived fees and reimbursed expenses.....................      4.54%      4.89%      3.30%      2.30%      2.60%


---------------

(1) The Fund commenced operations on May 12, 1992.


PROSPECTUS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES AND POLICIES


Set forth below is a description of the investment objectives and related policies of each of the Funds. As with all mutual funds, there is no assurance that the Funds will achieve their respective investment objectives. The Funds invest only in U.S. dollar-denominated securities with remaining maturities not exceeding thirteen months, as defined under the Investment Company Act of 1940 (the "1940 Act"). The Funds seek to maintain a dollar-weighted average portfolio maturity of 90 days or less. The Funds seek to maintain a constant net asset value of $1.00 per share; however, there is no assurance that this objective will be achieved.



The CALIFORNIA TAX-FREE MONEY MARKET FUND seeks to provide investors with a high level of current income exempt from federal income taxes, a portion of which is also exempt from California personal income taxes, while preserving capital and liquidity, by investing in high-quality instruments, principally municipal securities.



As a matter of fundamental policy, the Fund under normal market conditions invests at least 80% of its net assets in municipal securities that are exempt from both federal income taxes and federal alternative minimum taxes (or in other open-end tax-free money market funds with a similar fundamental policy). Under normal market conditions, a substantial majority of the Fund's total assets will consist of securities, the interest on which is exempt from both federal income taxes and California personal income taxes. Under normal market conditions, at least 65% of the Fund's total assets will consist of such securities. In addition, as a matter of fundamental policy, at the close of each quarter of the Fund's taxable year at least 50% of its total assets will consist of such securities. The Fund invests in municipal obligations issued by or on behalf of the State of California, its cities, municipalities and other public authorities and may also invest in obligations issued by the U.S. Virgin Islands, Puerto Rico and Guam; the income on these securities is exempt from both federal income taxes and California personal income taxes. See "Investment Activities -- Municipal Securities" and "Taxes."



Pending the investment of proceeds from the sale of Fund shares or proceeds from sales of portfolio securities or in anticipation of redemptions, or to maintain a "defensive" posture when, in the opinion of the investment adviser, it is advisable to do so because of market conditions, the Fund may elect to invest temporarily up to 20% of the current value of its net assets in cash reserves, high-quality taxable money market instruments (discussed below) and high-quality municipal obligations, the income from which may or may not be exempt from federal income taxes. Some portion of the income received by Fund shareholders may be subject to federal income taxes and California personal income taxes. The Fund is a non-diversified portfolio, which means that its assets may be invested in fewer issuers than a diversified portfolio and therefore the value of its assets may be subject to greater impact by events affecting one of its investments. Since the Fund invests primarily in securities issued by California, its agencies and municipalities, events in California are more likely to affect its investments. See "Special Factors Affecting the California Tax-Free Money Market Fund" in the SAI.



The MONEY MARKET FUND seeks to provide investors with a high level of current income, while preserving capital and liquidity, by investing in high-quality, short-term securities.


The Fund is a diversified portfolio and under normal market circumstances, will invest its assets exclusively in money market instruments (discussed below).


The U.S. TREASURY MONEY MARKET FUND seeks to provide investors with a high level of current income, while preserving capital and liquidity, by investing in short-term U.S. Treasury bonds, notes and bills ("U.S. Treasury Securities").



The Fund invests exclusively in U.S. Treasury Securities and repurchase agreements fully collateralized by U.S. Treasury Securities. U.S. Treasury Securities are debt obligations issued by the U.S. Government, of which the payment of interest and repayment of principal are secured by the full faith and credit of the U.S. Treasury. Treasury bonds, notes and bills differ mainly in the length of their maturities: Treasury bonds are long-term debt instruments with original maturities of ten years or more; Treasury notes are medium-term debt instruments with original maturities of one to ten years; and Treasury bills are short-term debt obligations with original maturities of one year or less and are issued on a discounted basis. The U.S. Treasury Money Market Fund may only purchase U.S. Treasury Securities with remaining maturities of 13 months or less. The Fund is a diversified portfolio.


INVESTMENT POLICIES
Each of the Funds' investment objectives, as set forth above, is fundamental; that is, the investment objective may not be changed without approval by the vote of the holders of a majority of the Fund's outstanding voting securities, as described under "Capital Stock" in the SAI. If the Board of Directors determines, however, that a Fund's investment objective can best be achieved by a substantive change in a non-fundamental investment policy or strategy, the Company may make such change without shareholder approval and will disclose any such material changes in the then current prospectus.

As matters of fundamental policy, the following apply:

    (i) each of the Funds may borrow from banks up to 10% of the current value of its net assets for temporary purposes

                                                                      PROSPECTUS
--------------------------------------------------------------------------------
        only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased by the California Tax-Free Money Market or Money Market Funds while any such outstanding borrowing exists and investments may not be purchased by the U.S. Treasury Money Market Fund while any such outstanding borrowing in excess of 5% of its net assets exists);


    (ii) none of the Funds may purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investment in that industry would exceed 25% of the current value of such Fund's total assets, provided that there is no limitation with respect to investments in (a) U.S. Government obligations (which includes U.S. Treasury Securities), (b) obligations of domestic banks (for the purpose of this restriction, domestic bank obligations do not include obligations of U.S. branches of foreign banks or obligations of foreign branches of U.S. banks), and (c) with respect to the California Tax-Free Money Market Fund, municipal securities (for the purpose of this restriction, private activity bonds shall not be deemed municipal securities if the payments of principal and interest on such bonds are the ultimate responsibility of non-governmental users).



See "Investment Restrictions" and "Additional Permitted Investment Activities" in the SAI.


RISK FACTORS

Investments in a Fund are not bank deposits and are not insured or guaranteed against loss of principal. Although the Funds seek to maintain a stable net asset value of $1.00 per share, there is no assurance that they will be able to do so. As with all mutual funds, there is no assurance that the Funds will achieve their respective investment objectives. Pursuant to the 1940 Act, each Fund must comply with certain investment criteria designed to provide liquidity, reduce risk and allow the Funds to maintain a stable net asset value of $1.00 per share.


Since their inception, the Funds have emphasized safety of principal and high credit quality. In particular, the internal investment policies of the Funds' investment adviser, Wells Fargo Bank, have always prohibited the purchase of many types of floating-rate instruments commonly referred to as "derivatives" that are considered potentially volatile. The following types of derivative securities ARE NOT permitted investments for the Funds:

- capped floaters (on which interest is not paid when market rates move above a certain level);

- leveraged floaters (whose interest-rate reset provisions are based on a formula that magnifies changes in interest rates);

- range floaters (which do not pay any interest if market interest rates move outside of a specified range);

- dual index floaters (whose interest-rate reset provisions are tied to more than one index so that a change in the relationship between these indices may result in the value of the instrument falling below face value); and

- inverse floaters (which reset in the opposite direction of their index).

Additionally, the Funds may not invest in securities whose interest rate reset provisions are tied to an index that materially lags short-term interest rates, such as Cost of Funds Index floaters. The Funds may only invest in floating-rate instruments that bear interest at a rate that resets quarterly or more frequently, and which resets based on changes in standard money market rate indices such as U.S. Treasury bills, London Interbank Offered Rate, the prime rate, published commercial paper rates, federal funds rates, Public Securities Associates floaters or JJ Kenney Index floaters.


The California Tax-Free Money Market Fund is classified as non-diversified under the 1940 Act. The Money Market and U.S. Treasury Money Market Funds are classified as diversified portfolios. Investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio, and thereby subject the market-based net asset value per share of the non-diversified portfolio to greater fluctuations. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with a similar objective may be.


The concentration of the California Tax-Free Money Market Fund in municipal obligations of California raises additional considerations. Payment of the interest on and the principal of these obligations is dependent upon the continuing ability of state issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should consider the greater risk inherent in this Fund's concentration in such obligations versus the safety that comes with a less geographically concentrated investment portfolio and should compare the yield available on a portfolio of state-specific issues with the yield of a more diversified portfolio including issues of other states before making an investment decision.

California experienced recurring budget deficits for four of its five fiscal years ended June 30, 1992, caused by lower than anticipated

PROSPECTUS
--------------------------------------------------------------------------------
tax revenues and increased expenditures for certain programs. The budget deficits of the early 1990's depleted the state's available cash resources, and the state had to use a series of external borrowings to meet its cash needs. As a consequence, between 1991 and 1994, three of the agencies rating California's long-term debt lowered their rating of the state's general obligation bonds. In particular, on July 15, 1994, Moody's Investors Service, Inc. ("Moody's") lowered its rating from "Aa" to "A1," Standard & Poor's Ratings Group ("S&P") lowered its rating from "A+" to "A" and termed its outlook as "stable," and Fitch Investors Service lowered its rating from "AA" to "A." Such downgrading may impair issuers of California municipal obligations from paying interest on or repaying the principal of such California municipal obligations. Although further downgrading and other factors may impact the availability of securities that meet a Fund's investment policies and restrictions, California has had operating surpluses for its past four fiscal years ended June 30, 1996 and has forecast a balanced 1996-1997 fiscal year budget. On July 30, 1996, Standard & Poor's upgraded its rating of California municipal obligations back to "A+," reflecting California's economic improvement. However, the rating agencies continue to monitor events in the state and the state and local governments' responses to budget shortfalls. The Funds' investment adviser continues to monitor and evaluate the Fund's investments in light of the events in California and the Fund's investment objective and investment policies. See "Special Considerations Affecting California Municipal Obligations" in the SAI.



INVESTMENT ACTIVITIES


Set forth below is a more detailed description of the Funds' permissible investments. For additional information, see "Additional Permitted Investment Activities" in each Fund's SAI.

MONEY MARKET INSTRUMENTS

Money market instruments consist of: (a) short-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises) ("U.S. Government obligations"); (b) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other short-term obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of the investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (c) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P, or, if unrated, of comparable quality as determined by Wells Fargo Bank; (d) certain repurchase agreements; and (e) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) are among the 75 largest foreign banks in the world as determined on the basis of assets; and (iii) have branches or agencies in the United States.


U.S. GOVERNMENT OBLIGATIONS

The Money Market and California Tax-Free Money Market Funds may invest in various types of U.S. Government obligations. The U.S. Treasury Money Market Fund invests exclusively in U.S. Treasury securities (and repurchase agreements collateralized by U.S. Treasury Securities). Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States, as with U.S. Treasury Securities, or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.


FLOATING- AND VARIABLE-RATE INSTRUMENTS
Certain of the debt instruments in which the Funds may invest bear interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index change. These adjustments generally limit the increase or decrease in the amount of interest received on debt instruments. The floating-and variable-rate instruments that the Funds may purchase, include certificates of participation in pools of floating- and variable-rate instruments. Floating- and variable-rate instruments are subject to interest rate and credit risk.

REPURCHASE AGREEMENTS

The Funds may enter into repurchase transactions in which the seller of a security to a Fund agrees to repurchase that security from such Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. The Funds may enter into repurchase agreements only with respect to securities that are permissible investments for the Funds. The U.S. Treasury Money Market Fund may only enter into repurchase agreements that are fully collateralized by U.S. Treasury Securities. A Fund may incur a loss on a repurchase agreement transaction if the seller defaults and the value of the underlying collateral declines or is otherwise limited or if receipt of the


                                                                      PROSPECTUS
--------------------------------------------------------------------------------
security is delayed or limited. The Funds may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.

FOREIGN OBLIGATIONS
The California Tax-Free Money Market and Money Market Funds each may invest up to 25% of its assets in high-quality, short-term debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

LETTERS OF CREDIT
Certain of the debt obligations, certificates of participation, commercial paper and other short-term obligations in which the Money Market and California Tax-Free Money Market Funds are permitted to purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company that assumes the obligation for payment of principal and interest in the event of default by the issuer. Letter of credit-backed investments must, in the opinion of Wells Fargo Bank, be of investment quality comparable to other permitted high-quality investments of the Fund.

ILLIQUID SECURITIES

The Funds may invest in securities not registered under the Securities Act of 1933 and other securities subject to legal or other restrictions on resale. Because such securities may be less liquid than other investments, they may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to the Fund.


MUNICIPAL SECURITIES

The California Tax-Free Money Market Fund may invest in the municipal securities listed below:



- Long-term municipal bonds rated at the date of purchase "Aa" or better by Moody's or "AA" or better by S&P;


- Medium-term municipal notes rated at the date of purchase "MIG 1" or "MIG 2" (or "VMIG 1" or "VMIG 2" in the case of an issue having a variable rate with a demand feature) by Moody's or "SP-1" or better by S&P; and

- Short-term municipal commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1" or better by S&P.

Medium-term municipal notes are generally issued in anticipation of the receipt of tax funds, of the proceeds of bond placements or of other revenues. The ability of an issuer to make payments on notes is therefore especially dependent on such tax receipts, proceeds from bond sales or other revenues, as the case may be. Municipal commercial paper is a debt obligation with a stated maturity of 270 days or less that is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt. From time to time, the Fund may invest 25% or more of the current value of its total assets in municipal obligations that are related in such a way that an economic, business or political development or change affecting one such obligation also would affect the other obligations; for example, municipal obligations the interest on which is paid from revenues of similar type projects. Furthermore, from time to time, the Fund may invest 25% or more of the current value of its total assets in certain "private activity bonds," the interest on which may be subject to federal alternative minimum tax, such as pollution control bonds; provided, however, that such investments will be made only to the extent they are consistent with the Fund's fundamental policy, described above, of investing, under normal circumstances, at least 80% of its net assets in municipal obligations that are exempt from federal income taxes and are not subject to the alternative minimum tax. In addition, because the Fund intends to invest at least 25% of its total assets in obligations issued by or on behalf of the State of California, its cities, municipalities and other public authorities, the Fund is particularly dependent on, and may be adversely affected by, general economic conditions in California. In this regard, certain of the municipal securities in which the California Tax-Free Money Market Fund may invest may be bonds or other types of obligations of California issuers that rely in whole or in part, directly or indirectly, on ad valorem real property taxes as a source of revenue. The California Constitution limits the powers of municipalities to impose and collect ad valorem taxes on real property, which, in turn, restricts the ability of municipalities to service their debt or lease obligations from such taxes.

OTHER TAX-EXEMPT MUTUAL FUNDS
The California Tax-Free Money Market Fund may invest in shares of other open-end investment companies that invest exclusively in high-quality, short-term securities, provided, however, that such company is a tax-free money market fund with a fundamental policy of investing, under normal circumstances, at least 80% of its net assets in obligations that are exempt from federal income

PROSPECTUS
--------------------------------------------------------------------------------
taxes and are not subject to the alternative minimum tax. Such investment companies can be expected to charge management fees and other operating expenses that would be in addition to those charged to the Fund. However, the investment adviser has undertaken to waive its advisory fees with respect to assets so invested. In no event may this Fund, together with any company or companies controlled by it, own more than 3% of the total outstanding voting stock of any such company, nor may the Fund, together with any such company or companies, invest more than 5% of its assets in any one such company or invest more than 10% of its assets in securities of all such companies combined.

MANAGEMENT OF THE FUNDS

The Company's Board of Directors supervises the Funds' activities, monitors their contractual arrangements with service providers and decides upon matters of general policy.

INVESTMENT ADVISER

Each of the Funds is advised by Wells Fargo Bank. Wells Fargo Bank, one of the largest banks in the United States, was founded in 1852 and is the oldest bank in the western United States. As of April 1, 1997, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $57 billion of assets of individuals, trusts, estates and institutions. Wells Fargo Bank is the investment adviser to other separately managed portfolios of the Company and serves as investment adviser or sub-adviser to five other registered open-end management investment companies, each of which consist of several separately managed investment portfolios. Wells Fargo Bank, a wholly-owned subsidiary of Wells Fargo & Company, is located at 420 Montgomery Street, San Francisco, California 94104.


Wells Fargo Bank provides investment guidance and policy direction in connection with the daily portfolio management of the Funds. Wells Fargo Bank furnishes to the Board of Directors periodic reports on the investment strategy and performance of each Fund.

For its services as investment adviser, Wells Fargo Bank is entitled to receive monthly advisory fees at the annual rates of 0.45% of the average daily net assets of the California Tax-Free Money Market Fund and 0.25% of the average daily net assets of each of the Money Market and U.S. Treasury Money Market Funds. For the year ended December 31, 1996, Wells Fargo Bank received 0.45%, 0.25% and 0.25% of the average daily net assets of the California Tax-Free Money Market, Money Market and U.S. Treasury Money Market Funds, respectively, as compensation for its services as investment adviser.

Wells Fargo Bank deals, trades and invests for its own account in the types of securities in which the Fund's may invest and may have deposit, loan and commercial banking relationships with the issuers of securities purchased by a Fund. Wells Fargo Bank has informed the Company that in making its investment decisions it does not obtain or use material inside information in its possession. Purchase and sale orders of the securities held by each of the Funds may be combined with those of other accounts that Wells Fargo Bank manages, and for which it has brokerage placement authority, in the interest of seeking the most favorable overall net results. When Wells Fargo Bank determines that a particular security should be bought or sold for any of the Funds and other accounts managed by Wells Fargo Bank, Wells Fargo Bank undertakes to allocate those transaction costs among the participants equitably. From time to time, each of the Funds, to the extent consistent with its investment objective, policies and restrictions, may invest in securities of companies with which Wells Fargo Bank has a lending relationship.

Morrison & Foerster LLP, counsel to the Company and special counsel to Wells Fargo Bank, has advised the Company and Wells Fargo Bank that Wells Fargo Bank and its affiliates may perform the services contemplated by the Advisory Contracts and this Prospectus without violation of the Glass-Steagall Act. Such counsel has pointed out, however, that there are no controlling judicial or administrative interpretations or decisions and that future judicial or administrative interpretations of, or decisions relating to, present federal or state statutes, including the Glass-Steagall Act, and regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as future changes in such statutes, regulations and judicial or administrative decisions or interpretations, could prevent such entities from continuing to perform, in whole or in part, such services. If any such entity were prohibited from performing any such services, it is expected that new agreements would be proposed or entered into with another entity or entities qualified to perform such services.

ADMINISTRATOR AND CO-ADMINISTRATOR
Wells Fargo Bank as administrator and Stephens as co-administrator, provide the Funds with administrative services, including supervision of each Fund's operation, coordination of other services provided to the Funds, compilation of information for reports to the SEC and state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Company's Directors and officers. Wells Fargo Bank and Stephens also furnish office space and certain facilities to conduct each Fund's business and Stephens compensates the Company's Directors and officers who are affiliated with Stephens. For these administrative services, Wells Fargo Bank and Stephens are entitled to receive monthly fees at annual rates of 0.04% and 0.02%, respectively, of each Fund's average daily net assets. Wells Fargo Bank and Stephens may delegate certain of their respective administrative duties to sub-administrators.

                                                                      PROSPECTUS
--------------------------------------------------------------------------------

Stephens previously provided substantially the same services as sole administrator to the Funds for which Stephens was entitled to receive a monthly fee from each Fund at the annual rate of 0.10% of its average daily net assets. For the California Tax-Free Money Market Fund and the U.S. Treasury Money Market Fund, such annual rate decreased to 0.05% of the average daily net assets of each Fund in excess of $200 million.

SPONSOR AND DISTRIBUTOR
Stephens is the Funds' sponsor and distributes the Funds' shares. Stephens is a full service broker/dealer and investment advisory firm located at 111 Center Street, Little Rock, Arkansas 72201. Stephens and its predecessor have been providing securities and investment services for more than 60 years. Additionally, they have been providing discretionary portfolio management services since 1983. Stephens currently manages investment portfolios for pension and profit sharing plans, individuals investors, foundations, insurance companies and university endowments.

The Company has adopted a Distribution Plan on behalf of each Fund. Under the Plan for the California Tax-Free Money Market Fund, the Fund may defray all or part of the cost of preparing and printing prospectuses and other promotional materials and of delivering prospectuses and those materials to prospective shareholders of the Fund, by paying Stephens on an annual basis up to the greater of $100,000 or 0.05% of the Fund's average daily net assets. The Plan for the California Tax-Free Money Market Fund provides only for the reimbursement of actual expenses.

Under the Plans for Class A shares of the Money Market and U.S. Treasury Money Market Funds, Stephens is entitled to receive, as compensation for distribution-related services, a monthly fee at an annual rate of up to 0.25% of each Fund's average daily net assets attributable to Class A shares.


The Company has entered into a Distribution Agreement with Stephens pursuant to which Stephens is responsible for distributing the Funds' shares. Stephens is paid for its services pursuant to the Plans described above and bears the cost of printing and mailing prospectuses to potential investors and any advertising expenses incurred by it in connection with the distribution of Fund shares. Stephens may enter into selling agreements with one or more selling agents under which such agents may receive compensation for distribution-related services from Stephens, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of the Class A shares of the Money Market and U.S. Treasury Money Market Funds attributable to them.


In addition, Stephens has established a non-cash compensation program, pursuant to which broker/dealers or financial institutions that sell shares of the Funds may earn additional compensation in the form of trips to sales seminars or vacation destinations, tickets to sporting events, theater or other entertainment, opportunities to participate in golf or other outings and gift certificates for meals or merchandise.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

Wells Fargo Bank has been retained to act as the Funds' custodian and transfer and dividend disbursing agent. Wells Fargo Bank performs the custodial, transfer and dividend disbursing agency activities at 525 Market Street, San Francisco, California 94105.


FUND EXPENSES

From time to time, Wells Fargo Bank and Stephens may waive their respective fees in whole or in part and reimburse expenses payable to others. Any such waivers or reimbursements will reduce a Fund's expenses and accordingly, have a favorable impact on such Fund's performance. Except for the expenses borne by Wells Fargo Bank and Stephens, each Fund bears all costs of its operations, including its pro rata portion of Company expenses such as fees and expenses of its independent auditors and legal counsel, and compensation of the Company's directors who are not affiliated with the adviser, administrators or any of their affiliates; advisory, shareholder servicing, transfer agency, custody and administration fees, payments pursuant to any Plans, interest and any extraordinary expenses. Expenses attributable to each Fund or class are charged against the assets of the Fund or class. General expenses of the Company are allocated among all of the funds of the Company in a manner proportionate the net assets of each fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.


DETERMINATION OF NET ASSET VALUE

The price of each Fund share is its net asset value. Net asset value per share of each Fund is determined by Wells Fargo Bank on each day that the Fund is open for trading (a "Business Day"). The Funds are open Monday through Friday and are closed weekends and standard New York Stock Exchange holidays.


The net asset value of a share of a class of the Funds is the value of total net assets attributable to such class divided by the number of outstanding shares of that class.


The net asset value for shares of the California Tax-Free Money Market Fund is determined as of 9:00 a.m. and 1:00 p.m. (Pacific time). The net asset value for shares of the Money Market and U.S. Treasury Money Market Funds is calculated as of 12:00 noon and 1:00 p.m. (Pacific time). On any day the trading markets for both U.S. government securities and money market instruments close early, the Money Market and U.S. Treasury Money Market Funds may close early. On these days, the net asset value calculation time and the dividend, purchase and redemption cut-off times for

PROSPECTUS
--------------------------------------------------------------------------------
each such Fund may be earlier than 12:00 noon (Pacific time). Each of the Funds uses the amortized cost method to value its portfolio securities and attempts to maintain a constant net asset value of $1.00 per share. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security.


PERFORMANCE DATA
From time to time, the Company may advertise yield information for a Fund or class. Yield information is based on the historical earnings and performance of a Fund or class and should not be considered representative of future performance. From time to time, each of the Funds may advertise its current yield and its effective yield for a class of shares. The California Tax-Free Money Market Fund also may advertise its current tax-equivalent yield and its effective tax-equivalent yield.


Current yield for a Fund or class is computed by dividing net investment income per share of a class earned during a specified period by its net asset value per share on the last day of such period and annualizing the result. The current yield of each class of shares of a Fund will show the annualized income per share generated by an investment in such a class of shares of the Fund over a stated period.


The current tax-equivalent yield of the California Tax-Free Money Market Fund will be calculated in a similar manner, but will assume that a stated income tax rate has been applied to non-exempt income to derive the tax-exempt portion of this Fund's yield. The effective yield and effective tax-equivalent yield are calculated similarly but, when annualized, the income earned, or the tax-equivalent income assumed to have been earned, per share of a class of shares will be assumed to have been reinvested. The effective yield and effective tax-equivalent yield will be slightly higher than the current yield and current tax-equivalent yield, respectively, because of the compounding effect of this assumed reinvestment.


Additional performance information is contained in the Company's Annual Report which is available upon request without charge by calling the Company at (800) 552-9612.


PURCHASE OF SHARES


The minimum initial purchase amount for each Fund is generally $1,000. The minimum initial purchase amount is $100 for shares purchased through the Systematic Purchase Plan. The minimum subsequent purchase amount is generally $100. The minimum initial or subsequent purchase amount requirements may be waived or lowered for investments effected on a group basis by certain entities and their employees, such as pursuant to a payroll deduction or other accumulation plan. In addition, the minimum initial purchase amount does not apply to investors who purchase Fund shares as customers of a financial institution which has established a cash sweep arrangement with respect to the Funds. The Company reserves the right to reject any purchase order. All funds will be invested in full and fractional shares. Checks will be accepted for the purchase of Fund shares subject to collection at full face value in U.S. dollars. Inquiries concerning purchases may be directed to the Company at (800) 572-7797 or at the address on the back cover of the Prospectus.


Shares of each Fund may be purchased on any Business Day through Stephens, the Transfer Agent, or any authorized broker/dealer or financial institution with which Stephens has entered into agreements. Such broker/dealers or financial institutions are responsible for the prompt transmission of purchase, exchange or redemption orders, and may independently establish and charge additional fees to their clients for such services, other than services related to purchase orders, which would reduce the clients' overall yield or return. By investing in Fund shares, a shareholder appoints the Transfer Agent to establish an account to which all shares purchased will be credited, together with any dividends and capital gain distributions that are paid in additional shares. Shares of the Funds are offered continuously at the net asset value next determined after a purchase order is effective. No sales load is imposed.

Account Applications for shares of any of the Funds will become effective when an investor's bank wire order or check is converted into federal funds. If payment is transmitted by the Federal Reserve Wire System, the Account Application will become effective upon receipt. Wire transmissions may, however, be subject to delays of several hours, in which event the effectiveness of the order will be delayed. Payments transmitted by a bank wire other than the Federal Reserve Wire System may take longer to be converted into federal funds. In addition, if investors, with the prior approval of the Company, notify the Company at or before 9:00 a.m. (Pacific time) on any Business Day that they intend to wire federal funds to purchase shares of the California Tax-Free Money Market Fund, the Account Application will be executed at the net asset value per share determined at 9:00 a.m. the same day. If investors, with the prior approval of the Company, notify the Company at or before 12:00 noon (Pacific time) on any Business Day that they intend to wire federal funds to purchase shares of the Money Market or U.S. Treasury Money Market Funds, the Account Application will be executed at the net asset value per share determined at 12:00 noon the same day.

A salesperson or any other person or entity entitled to receive compensation for selling or servicing shares of any of the Funds may receive different compensation with respect to one class of shares over another.

                                                                      PROSPECTUS
--------------------------------------------------------------------------------

When payment for shares of any of the Funds is by a check that is drawn on any member bank of the Federal Reserve System, federal funds normally become available to the Fund on the business day after the day the check is deposited. Checks drawn on a non-member bank or a foreign bank may take substantially longer to be converted into federal funds and, accordingly, may delay the execution of an order.

Fund shares may be purchased by any of the methods described below.

INITIAL PURCHASES BY WIRE
1. Telephone toll free (800) 572-7797. Give the name of the Fund and class of shares, the name(s) in which the shares are to be registered, the address and social security number (or tax identification number, where applicable) of the person or entity in whose name(s) the shares will be registered, dividend payment election, amount to be wired, name of the wiring bank and name and telephone number of the person to be contacted in connection with the order. An account number will be assigned.

2. Instruct the wiring bank, which may charge a separate fee, to transmit the specified amount in federal funds ($1,000 or more) to:

Wells Fargo Bank, N.A.
San Francisco, California
Bank Routing Number: 121000248
Wire Purchase Account Number: 4068-000462
Attention: Overland Express (name of Fund -- designate Class, if applicable) Account Name(s): (name(s) in which the account is to be registered)
Account Number: (as assigned by telephone)

3. A completed Account Application should be mailed, or sent by telefacsimile with the original subsequently mailed, to the following address immediately after the funds are wired and must be received and accepted by the Transfer Agent before an account can be opened. An original Application must be received by the Transfer Agent within thirty (30) days of purchase or you may be subject to backup withholding taxes.

Wells Fargo Bank, N.A.
Overland Express Shareholder Services
P.O. Box 63084
San Francisco, California 94163
Telefacsimile: 1-415-781-4082

4. Share purchases are effected at the net asset value next determined after the Account Application is received and accepted.

INITIAL PURCHASES BY MAIL
1. Complete an Account Application. Indicate the services to be used.

2. Mail the Account Application and a check for $1,000 or more, payable to "Overland Express (Name of Fund -- designate Class, if applicable)" to the address set forth above.

ADDITIONAL PURCHASES

Additional purchases of $100 or more may be made by instructing the Funds' Transfer Agent to debit the Wells Fargo Bank account designated in your Account Application, by wire by instructing the wiring bank to transmit the specified amount as directed above for initial purchases, or by mail with a check payable to "Overland Express (Name of Fund, designate Class, if applicable)" sent to the above address. Write the Fund account number on the check and include the detachable stub from a Statement of Account or a letter providing the account number.


SYSTEMATIC PURCHASE PLAN
The Company's Systematic Purchase Plan provides you with a convenient way to establish and add to your existing accounts on a monthly basis. If you elect to participate in this plan, specify an amount ($100 or more) to be withdrawn automatically by the Transfer Agent on a monthly basis from an approved bank account designated in your Account Application (an "Approved Bank Account"). The Transfer Agent withdraws and uses this amount to purchase shares of the designated Fund on or about the fifth Business Day of each month. The Transfer Agent requires a minimum of ten (10) Business Days to implement your Systematic Purchase Plan purchases. There are no additional fees charged for participating in this plan.


You may change the investment amount, the date on which your Systematic Purchase is effected, suspend purchases or terminate your participation in the Systematic Purchase Plan at any time by providing written notice to the Transfer Agent at least ten (10) Business Days prior to any scheduled transaction. An election will be terminated automatically if your Approved Bank Account balance is insufficient to make a scheduled withdrawal, or if either your Approved Bank Account or your Fund account is closed.


PURCHASES THROUGH AUTHORIZED BROKER/DEALERS AND FINANCIAL INSTITUTIONS

Purchase orders for shares of the California Tax-Free Money Market Fund placed through authorized broker/dealers and financial institutions by 9:00 a.m. (Pacific time) on any Business Day, including orders for which payment is to be made from free cash credit balances in securities accounts held by a dealer, generally will be executed on the same day the order is placed if notice is provided to the Transfer Agent by 9:00 a.m. and federal funds are received by the Transfer Agent before the close of business.


PROSPECTUS
--------------------------------------------------------------------------------

Purchase orders for shares of the Money Market or U.S. Treasury Money Market Fund placed through broker/dealers and financial institutions by 12:00 noon (Pacific time) on any Business Day, including orders for which payment is to be made from free cash credit balances in securities accounts, generally will be executed on the same day the order is placed if notice is provided to the Transfer Agent by 12:00 noon and federal funds are received by the Transfer Agent before the close of business.

Purchase orders for shares of the California Tax-Free Money Market Fund that are received by a broker/dealer or financial institution after 9:00 a.m. (Pacific time) on any Business Day or that are not received by the Transfer Agent before the close of business, generally will be executed on the next Business Day following the day the order is placed. Purchase order for shares of the Money Market or U.S. Treasury Money Market Fund that are received by a broker/dealer or financial institution after 12:00 noon (Pacific time) on any Business Day or that are not received by the Transfer Agent before the close of business, generally will be executed on the next Business Day following the day the order is placed.

The broker/dealer or financial institution is responsible for the prompt transmission of purchase orders to the Transfer Agent. A broker/dealer or financial institution that is involved in a purchase transaction may charge separate account, service or transaction fees. Financial institutions may be required to register as dealers pursuant to applicable state securities laws, which may differ from federal law and any interpretations expressed herein.

EXCHANGE PRIVILEGES

Shares of any of the Funds may be exchanged for shares of another Fund or for Class A shares of any other fund of the Company in an identically registered account (provided that shares of the fund to be acquired are registered for sale in your state of residence) at respective net asset values if the shares being acquired carry no sales load or the shares being exchanged were acquired in exchange for shares on which an equivalent sales load was paid. Otherwise, applicable sales loads or sales load differentials will be charged on an exchange. Before making an exchange from a Fund an investor should observe the following:

- You will need to read the prospectus of the fund into which you want to exchange.


- Every exchange is a redemption of shares of one fund and the purchase of shares of another fund.


- You must exchange at least the minimum initial purchase amount of the Fund you are redeeming unless you have already met the minimum initial purchase amount of the fund you are purchasing.

- You will need to pay the difference between any load you have already paid and the load you are subject to in the new fund.

- The Company may limit the number of times shares may be exchanged or may reject any telephone exchange order. Subject to limited exceptions, the Company will notify you 60 days before discontinuing or modifying the exchange privilege.

- No fees are currently charged investors directly in connection with exchanges through the Company although the Company reserves the right, upon not less than 60 days' written notice, to charge investors a nominal exchange fee in accordance with rules promulgated by the SEC.

You may exchange shares by writing the Transfer Agent as indicated below under Redemption by Mail, or by calling the Transfer Agent or your authorized broker/dealer or financial institution, unless you have elected not to authorize telephone exchanges in your Account Application (in which case you may subsequently authorize such telephone exchanges by completing a Telephone Exchange Authorization Form and submitting it to the Transfer Agent in advance of the first such exchange). The Transfer Agent's telephone number for exchanges is (800) 572-7797.


Telephone redemption or exchange privileges are made available to you automatically upon opening an account, unless you specifically decline such privileges. These privileges authorize the Transfer Agent to act on telephone instructions from any person representing himself or herself to be the investor and reasonably believed by the Transfer Agent to be genuine. The Company will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine. If the Transfer Agent does not follow such procedures, the Company and the Transfer Agent may be liable for any losses attributable to unauthorized or fraudulent instructions. Neither the Company nor the Transfer Agent will be liable for following telephone instructions reasonably believed to be genuine.


REDEMPTION OF SHARES

Shares may be redeemed at their next determined net asset value after receipt of a request in proper form by the Transfer Agent directly or through any authorized broker/dealer or financial institution. The Company does not charge for redemption transactions. However, a broker/dealer or financial institution that is involved in a redemption transaction may charge separate account, service or transaction fees.

Redemption orders for shares of the California Tax-Free Money Market Fund received by an authorized broker/dealer or financial institution on any Business Day and received by the Transfer Agent before 9:00 a.m. (Pacific time) on the same day will be executed at the net asset value determined at 9:00 a.m. on that

                                                                      PROSPECTUS
--------------------------------------------------------------------------------
day. Redemption orders for shares of the Money Market or U.S. Treasury Money Market Fund received by an authorized broker/dealer or financial institution on any Business Day and received by the Transfer Agent before 12:00 noon (Pacific time) on the same day will be executed at the net asset value determined at 12:00 noon on that day.


Redemption orders for shares of the California Tax-Free Money Market Fund received by an authorized broker/dealer or financial institution on any Business Day and received by the Transfer Agent after 9:00 a.m. (Pacific time) will be executed at the net asset value determined at 9:00 a.m. on the next Business Day. Redemption orders for shares of the Money Market or U.S. Treasury Money Market Fund received by an authorized broker/dealer or financial institution on any Business Day and received by the Transfer Agent after 12:00 noon (Pacific time) will be executed at the net asset value determined at 12:00 noon on the next Business Day.



Redemption proceeds ordinarily will be remitted within seven days after the order is received in proper form, except proceeds may be remitted over a longer period to the extent permitted by the SEC under extraordinary circumstances. If an expedited redemption is requested, redemption proceeds will be distributed only if the check used for investment is deemed to be cleared for payment by your bank, currently considered by the Company to be a period of ten (10) Business Days after investment. The redemption proceeds, of course, may be more or less than cost. Payment of redemption proceeds may be made in securities, subject to regulation by some state securities commissions.


REDEMPTION BY MAIL
1. Write a letter of instruction. Indicate the dollar amount or number of shares to be redeemed. Refer to your Fund account number and provide either a social security number or a tax identification number (where applicable).

2. Sign the letter in exactly the same way the account is registered. If there is more than one owner of the shares, all must sign.

3. If shares to be redeemed have a value of $5,000 or more or redemption proceeds are to be made to someone other than yourself at your address of record, the signature(s) must be guaranteed by an "eligible guarantor institution," which includes a commercial bank that is a member of the FDIC, a trust company, a member firm of a domestic stock exchange, a savings association, or a credit union that is authorized by its charter to provide a signature guarantee. Signature guarantees by notaries public are not acceptable. Further documentation may be requested from corporations, administrators, executors, personal representatives, trustees or custodians.


4. Mail the letter to the Transfer Agent at the mailing address set forth under "Purchase of Shares -- Initial Purchases by Wire."



Unless other instructions are given in proper form, a check for the proceeds of a redemption will be sent to your address of record.


SYSTEMATIC WITHDRAWAL PLAN
The Company's Systematic Withdrawal Plan provides a way for you to have shares redeemed from your accounts and the proceeds distributed to you on a monthly basis. You may elect to participate in this plan if you have a shareholder account valued at $10,000 or more as of your date of the election to participate and are not also a participant in the Company's Systematic Purchase Plan at any time while participating in this plan. To participate in the plan you must specify an amount ($100 or more) to be distributed by check to your address of record or deposited in your Approved Bank Account. The Transfer Agent redeems sufficient shares and mails or deposits the proceeds of the redemption as instructed on or about the fifth Business Day prior to the end of each month. There are no additional fees charged for participating in this plan.


It may take up to ten (10) Business Days to establish your participation in the Systematic Withdrawal Plan. You may change the withdrawal amount, suspend withdrawals or terminate your participation in the Systematic Withdrawal Plan at any time by providing written notice to the Transfer Agent at least ten (10) Business Days prior to any scheduled transaction. Participation in the Systematic Withdrawal Plan may be terminated automatically if your Fund account balance is insufficient to make a scheduled withdrawal or if your Fund account or Approved Bank Account is closed.


EXPEDITED REDEMPTIONS BY LETTER AND TELEPHONE

If shares are not held in certificated form, you may request an expedited redemption of shares by letter or telephone (unless you have elected not to authorize telephone redemptions on your Account Application or other form that is on file with the Transfer Agent) on any Business Day. See "Exchange Privileges" for additional information regarding telephone redemption privileges. To request expedited redemption by telephone call the Transfer Agent at (800) 572-7797. To request expedited redemption by mail, mail the expedited redemption request to the Transfer Agent at the mailing address set forth under "Purchase of Shares -- Initial Purchases by Wire."


Upon request, proceeds of expedited redemptions of $5,000 or more will be wired or credited to your Approved Bank Account or wired to an authorized broker/dealer or financial institution designated in your Account Application. The Company reserves the right to impose charges for wiring redemption proceeds. When proceeds of an expedited redemption are to be paid to

PROSPECTUS
--------------------------------------------------------------------------------
someone other than yourself, to an address other than that of record, or to a bank, broker/dealer or other financial institution that has not been predesignated, the expedited redemption request must be made by letter and the signature(s) on the letter must be guaranteed, regardless of the amount of the redemption.

If an expedited redemption request is received by the Transfer Agent by 9:00 a.m. (Pacific time) for the California Tax-Free Money Market Fund or by 12:00 noon (Pacific time) for the Money Market and U.S. Treasury Money Market Funds on any Business Day, the redemption proceeds will be transmitted to your bank or predesignated broker/dealer or financial institution on the same day (assuming the investment check has cleared as described above), absent extraordinary circumstances. A check for proceeds of less than $5,000 will be mailed to your address of record, except that, in the case of investments in the Company that have been effected through broker/dealers, banks and other institutions that have entered into special arrangements with the Company, the full amount of the redemption proceeds may be transmitted by wire or credited to a designated account.

REDEMPTIONS THROUGH AUTHORIZED BROKER/DEALERS AND FINANCIAL INSTITUTIONS
Unless you have made other arrangements, and have informed the Transfer Agent of such arrangements, proceeds of redemptions made through authorized broker/dealers and financial institutions will be credited to your account with such broker/dealer or institution. You may request a check from the broker/dealer or financial institution or may elect to retain the redemption proceeds in your account. The broker/dealer or financial institution may benefit from the use of the redemption proceeds prior to the clearance of a check issued to you for such proceeds or prior to disbursement or reinvestment of such proceeds on your behalf.


The proceeds of a redemption may be more or less than the amount invested and, therefore, a redemption may result in a gain or loss for federal and state income tax purposes. Due to the high cost of maintaining small accounts, the Company reserves the right to redeem accounts that fall below $1,000. Prior to such a redemption, you will be notified in writing and permitted 30 days to make additional investments to raise the account balance to the applicable minimum.


DIVIDENDS AND DISTRIBUTIONS


The California Tax-Free Money Market Fund intends to declare as a dividend substantially all of its net investment income at the close of each Business Day to shareholders of record at 9:00 a.m. (Pacific time) on the day of declaration. The Money Market and U.S. Treasury Money Market Funds intend to declare as a dividend substantially all of its net investment income for each class at the close of each Business Day to shareholders of record at 12:00 noon (Pacific time) on the day of declaration. Shares purchased will begin earning dividends on the day the purchase order settles and shares redeemed will earn dividends through the day prior to the date of redemption. Net investment income for a Saturday, Sunday or holiday will be declared as a dividend to shareholders of record at 9:00 a.m. for the California Tax-Free Money Market Fund and 12:00 noon for the Money Market and U.S. Treasury Money Market Funds on the previous Business Day.



Dividends of each Fund declared in, and attributable to, any month are paid on the last Business Day of the month and generally are mailed early in the following month. Shareholders of any of the Funds who redeem shares prior to a dividend payment date will be entitled to all dividends declared but unpaid prior to redemption on such shares on the next dividend payment date. Net capital gains of each class of each Fund, if any, will be distributed at least annually.


Dividends and/or capital gain distributions paid by each of the Funds will be invested in additional shares of the same Fund at net asset value and credited to your account on the payment date or, at your election, paid by check. Dividend checks and Statements of Account will be mailed approximately three Business Days after the payment date.

The net investment income of the Money Market Fund and the U.S. Treasury Money Market Fund available for distribution to holders of Class A shares will be reduced by the amount of the distribution-related expenses payable under the Plans. There may be certain other differences in fees (e.g. transfer agency fees) between Class A shares and Institutional Class shares of the Money Market and U.S. Treasury Money Market Funds that would affect their relative dividends.

DIVIDEND AND DISTRIBUTION OPTIONS
When you fill out an Account Application, you can choose from three dividend and distribution options:


A. The AUTOMATIC REINVESTMENT OPTION provides for the reinvestment of dividends and capital gain distributions in additional shares of the same class of the Fund. Dividends and distributions declared in a month are reinvested at net asset value early in the following month. You are assigned this option automatically if you make no choice on your Account Application.



B. The AUTOMATIC CLEARING HOUSE OPTION permits you to have dividends and capital gain distributions deposited in your Approved Bank Account. In the event your Approved Bank Account is closed, and such distribution is returned to the Funds' dividend disbursing agent, the distribution will be reinvested in your Fund account at the net asset value next determined after the distribution has been returned. If this happens, your Automatic Clearing


                                                                      PROSPECTUS
--------------------------------------------------------------------------------

House Option will be converted to the Automatic Reinvestment Option.


C. The CHECK PAYMENT OPTION allows you to receive a check for a dividend or capital gain distribution, which is mailed either to the designated address, or your Approved Bank Account, early in the month following declaration. If the U.S. Postal Service cannot deliver such checks, or if such checks remain uncashed for six months, those checks will be reinvested in your Fund account at the net asset value next determined after the earlier of the date the checks have been returned to the dividend disbursing agent or the date six months after the payment of such dividend or distribution. If this happens, your Check Payment Option will be converted to the Automatic Reinvestment Option.


The Company takes reasonable efforts to locate investors whose checks are returned or uncashed after six months. The Company forwards moneys to the dividend disbursing agent so that it may issue investors dividend checks under the Check Payment Option. The dividend disbursing agent may benefit from the temporary use of such moneys until these checks clear.

TAXES


Dividends distributed from the California Tax-Free Money Market Fund's net interest income from tax-exempt securities will not be subject to federal income taxes. Dividends from the California Tax-Free Money Market Fund will be exempt from California personal income tax to the extent such dividends are attributable to instruments that pay interest which would be exempt from California personal income taxes, if such instruments were held directly by an individual. Dividends attributable to the California Tax-Free Money Market Fund's interest income from taxable securities and short-term capital gains are taxable to the Fund's shareholders as ordinary income.



Dividends from the net investment income and net short-term capital gains, if any, of the Money Market and U.S. Treasury Money Market Funds are taxable to the Funds' shareholders as ordinary income. Distributions from the Funds' net long-term capital gains, if any, are designated as capital gain distributions and taxable to the Funds' shareholders as long-term capital gains. Dividend and capital gain distributions will be taxable when paid, whether you take such distributions in cash or have them automatically reinvested in additional Fund shares. Distributions declared in October, November and December and distributed in the following January will be treated as if they were paid by December 31.


Foreign shareholders may be subject to different tax treatment, including withholding taxes. See "Federal Income Taxes -- Foreign Shareholders" in the SAIs. In certain circumstances, U.S. residents may also be subject to withholding taxes. See "Federal Income Taxes -- Backup Withholding" in the SAIs.

The foregoing discussion regarding taxes is based on tax laws which were in effect as of the date of this Prospectus and summarizes only some of the important federal tax considerations generally affecting the Funds and their shareholders. It is not intended as a substitute for careful tax planning; you should consult your tax advisor with respect to your specific tax situation as well as with respect to foreign, state and local taxes. Additional tax considerations, including the federal alternative minimum tax, where applicable, are discussed in the SAI for each Fund.

ORGANIZATION AND CAPITAL STOCK
The Company, an open-end, management investment company, was incorporated in Maryland on April 27, 1987. All shares of the Company have equal voting rights and will be voted in the aggregate, and not by series or class, except where voting by series or class is required by law or where the matter involved affects only one series or class. The Company may dispense with the annual meeting of shareholders in any fiscal year in which it is not required to elect Directors under the 1940 Act; however, shareholders are entitled to call a meeting of shareholders for purposes of voting on removal of a Director or Directors. A more detailed statement of the voting rights of shareholders is contained in the SAI. All shares of the Company, when issued, will be fully paid and nonassessable.

PROSPECTUS
--------------------------------------------------------------------------------

                      This page intentionally left blank.

                      This page intentionally left blank.

                                                             ---------------------
                                                                   BULK RATE
                                                                  U.S. POSTAGE
                                                                      PAID
                                                                 DALLAS, TEXAS
                                                                Permit No. 1808
                                                             ---------------------


 NOT FDIC INSURED

 For Customer Service or questions about
 your account, call (800) 572-7797


 For more information about the Funds,


 simply call (800) 552-9612.



 You may also write to the Funds at:


 OVERLAND EXPRESS FUNDS, INC.
 c/o Overland Express
 Shareholder Services
 Wells Fargo Bank, N.A.
 P.O. Box 63084

 San Francisco, California 94163


 MM P 5/97                        [OVERLAND EXPRESS LOGO]

                          OVERLAND EXPRESS FUNDS, INC.

                           Telephone: (800) 552-9612


                      STATEMENT OF ADDITIONAL INFORMATION

                               Dated May 1, 1997


                         VARIABLE RATE GOVERNMENT FUND

                       ----------------------------------


              Overland Express Funds, Inc. (the "Company") is an open-end series investment company. This Statement of Additional Information ("SAI") contains information about one of the Company's funds -- the VARIABLE RATE GOVERNMENT FUND (the "Fund"). The Variable Rate Government Fund offers two classes of shares -- Class A Shares and Class D Shares. This SAI relates to both such classes of shares of the Fund. The investment objective of the Fund is described in its Prospectus under "Investment Objectives and Policies."



              This SAI is not a Prospectus and should be read in conjunction with the Fund's Prospectus dated May 1, 1997. All terms used in this SAI that are defined in the Prospectus will have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by writing Stephens Inc. ("Stephens"), the Company's sponsor, co-administrator and distributor, at 111 Center Street, Little Rock, Arkansas 72201, or calling the Transfer Agent at the telephone number indicated above.


                       ----------------------------------

                              TABLE OF CONTENTS
                                                                      Page
Investment Restrictions ............................................    3
Additional Permitted Investment Activities .........................    5
Investment by Federal Credit Unions in the Fund ....................    6
Management .........................................................    6
Distribution Plans .................................................    11
Class A Administrative Servicing Plan ..............................    12
Class D Servicing Plan .............................................    12
Performance Calculations ...........................................    13
Determination of Net Asset Value ...................................    18
Additional Purchase and Redemption Information .....................    18
Portfolio Transactions .............................................    19
Fund Expenses ......................................................    21
Federal Income Taxes ...............................................    22
Capital Stock ......................................................    25
Other ..............................................................    27
Independent Auditors ...............................................    27
Financial Information  .............................................    27
Appendix ...........................................................    A-1

                            INVESTMENT RESTRICTIONS


              Fundamental Investment Policies. The Fund is subject to the following investment restrictions, all of which are fundamental policies:


              The Fund may not:

              (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would exceed 25% of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities;

              (2) purchase or sell real estate (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts or interests, in oil, gas, or other mineral exploration or development programs;

              (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities;

              (4) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

              (5) invest more than 10% of the current value of its net assets in repurchase agreements maturing in more than seven days, restricted securities, which are securities that must be registered under the Securities Act of 1933 (the "1933 Act") before they may be offered or sold to the public, and illiquid securities;

              (6) make investments for the purpose of exercising control or management;

              (7) purchase puts, calls, straddles, spreads, or any combination thereof, except that the Fund may purchase securities with put rights in order to maintain liquidity;

              (8) issue senior securities, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased by the Fund while any such outstanding borrowing exists);

              (9) invest more than 10% of the current value of its net assets in fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days;

             (10) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, with respect to 75% of the total assets of the Fund, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer or, with respect to 100% of the Fund's total assets, the Fund would own more than 10% of the outstanding voting securities of such issuer; and

             (11) lend its portfolio securities having a value that exceeds 50% of the current value of its total assets, provided that, for purposes of this restriction, loans will not include the purchase of fixed time deposits, repurchase agreements, commercial paper and other types of debt instruments commonly sold in a public or private offering.

              With respect to fundamental investment restriction (5), the Fund does not intend to invest, during the coming year, in repurchase agreements maturing in more than seven days, restricted securities, which are securities that must be registered under the 1933 Act before they may be offered or sold to the public or illiquid securities. With respect to fundamental investment restriction (7), the Fund does not intend to purchase, during the coming year, puts, calls, straddles, spreads, or purchase securities with put rights in order to maintain liquidity. With respect to fundamental investment restriction
(9), the Fund does not intend to invest, during the coming year, in fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days. With respect to fundamental investment restriction (11), the Fund does not intend to make loans of its portfolio securities during the coming year.


              Non-Fundamental Investment Policies. The Fund is subject to the following non-fundamental policies:


              The Fund may not:

              (1) invest in warrants, and not more than 2% of its net assets in warrants which are not listed on the New York or American Stock Exchange;

              (2) purchase or retain securities of any issuer if the officers or Directors of the Company or its Investment Adviser owning beneficially more than one-half of one percent (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities;

              (3) invest in securities of issuers who, with their predecessors, have been in existence less than three years, unless the securities are fully guaranteed or insured by the U.S. Government if, by reason thereof, the value of its aggregate investment in such securities will exceed 5% of its total assets;

              (4) write, purchase or sell options; and

              (5) purchase or sell real estate limited partnership interests.

              In addition, the Fund will not invest in commercial paper or equity securities.

                   ADDITIONAL PERMITTED INVESTMENT ACTIVITIES


              The following information supplements and should be read in conjunction with the sections in the prospectus entitled: "Investment Objectives and Policies" and "Investment Activities."



              When-Issued Securities. The Fund may purchase securities on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. However, the Fund does not intend to invest more than 5% of its net assets in when-issued securities during the coming year. The Fund only will make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. When-issued securities are subject to market fluctuation, and no income accrues to the purchaser during the period prior to issuance. The purchase price and the interest rate that will be received on debt securities are fixed at the time the purchaser enters into the commitment. Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery.


              The Fund will establish a segregated account in which it will maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.


              High-Risk Mortgage Securities. The Fund will not invest in Collateralized Mortgage Obligations ("CMOs") that, at the time of purchase, are "high-risk mortgage securities" as defined in the then current Federal Financial Institutions Examination Council Supervisory Policy Statement on Securities Activities (the "FFIEC Policy Statement"). Under the FFIEC Policy Statement, a CMO qualifies as a "high-risk mortgage security" if it meets an Average Life Test, an Average Life Sensitivity Test, or a Price Sensitivity Test. A CMO meets the Average Life Test if it has an expected weighted average life greater than 10 years. A CMO meets the Average Life Sensitivity Test if the expected weighted average life of the CMO either (i) extends by more than 4 years, assuming an immediate and sustained parallel shift in the yield curve of plus 300 basis points, or (ii) shortens by more than 6 years, assuming an immediate and sustained parallel shift in the yield curve of minus 300 basis points. A CMO meets the Price Sensitivity Test if an immediate and sustained parallel shift in the yield curve of plus or minus 300 basis points would result in an estimated change in the price of the CMO of more than 17 percent. Under the FFIEC Policy Statement, a CMO floating-rate debt class, i.e., a CMO the rate of which adjusts at least annually on a one-for-one basis with a conventional, widely used market interest rate index (such as the London Interbank Offered Rate), will not be subject to the Average Life and Average Life Sensitivity Tests if it bears a rate that is below the contractual cap on the instrument.

               INVESTMENT BY FEDERAL CREDIT UNIONS IN THE FUND

              The Fund will invest only in investments that are permissible for federal credit unions under the regulations of the National Credit Union Administration ("NCUA"). Federal credit unions may invest in CMOs that do constitute "high-risk mortgage securities" for purposes of the FFIEC Policy Statement. The Fund will enter into repurchase transactions and cash forward agreements (i.e., "when-issued" securities) only to the extent permissible for federal credit unions. Specifically, the Fund will enter into repurchase transactions only where the purchase price of the security obtained in the transaction will be at or below the market price and either: (1) the repurchase transaction will be with another financial institution or (2) the Fund will take physical possession of the security or receive written confirmation of the purchase and a custodial or safekeeping receipt from a third party under a written bailment for hire contract, or be recorded as the owner of the security through the Federal Reserve Book-Entry System. In addition, the Fund will enter into a cash forward agreement to purchase a security only where: (1) the period from the trade date to the settlement date does not exceed 120 days; (2) the Fund has written cash flow projections evidencing its ability to purchase the security; and (3) the cash forward agreement is settled on a cash basis at the settlement date.


                                  MANAGEMENT


              The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Management of the Funds." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                                              Principal Occupation
Name, Address And Age              Position                    During Past 5 Years
---------------------              --------                   --------------------

  Jack S. Euphrat, 74              Director                    Private Investor.

  415 Walsh Road
  Atherton, CA 94207

 *R. Greg Feltus, 45               Director, Chairman and      Senior Vice President of Stephens;
                                   President                   Manager of Financial Services Group;
                                                               President of Stephens Insurance
                                                               Services Inc.; Senior Vice President
                                                               of Stephens Sports Management Inc.;
                                                               and President of Investor Brokerage
                                                               Insurance Inc.

  Thomas S. Goho, 54               Director                    T.B. Rose Faculty Fellow Business,
  321 Beechcliff Court                                         Wake Forest University Calloway
  Winston-Salem, NC 27104                                      School of Business and Accountancy;
                                                               Associate Professor of Finance of the
                                                               School of Business and Accounting at
                                                               Wake Forest University since 1983.

  Director N. Hankin, 55           Director                    President Westchester Community
  75 Grasslands Road                                           College since 1971; President of Hartford
  Valhalla, NY 10595                                           Junior College from 1967 to 1971;
                                                               Adjunct Professor of Columbia University
                                                               Teachers College since  1976.

  *W. Rodney Hughes, 70            Director                    Private Investor.
  31 Dellwood Court
  San Rafael, CA 94901

  Robert M. Joses, 78              Director                    Private Investor.
  47 Dowitcher Way
  San Rafael, CA 94901

  *J. Tucker Morse, 52            Director                     Private Investor; Real Estate
  10 Legrae Street                                             Developer; Chairman of Renaissance
  Charleston, SC 29401                                         Properties Ltd.; President of Morse
                                                               Investment Corporation; and
                                                               Co-Managing Partner of Main Street
                                                               Ventures.

  Richard H. Blank, Jr., 40        Chief Operating             Associate of Financial Services Group
                                   Officer, Secretary and      of Stephens; Director of Stephens
                                   Treasurer                   Sports Management Inc.; and Director
                                                               of Capo Inc.

                              COMPENSATION TABLE

                     For the Year Ended December 31, 1996



                                Aggregate Compensation          Total Compensation from
Name and Position                 from Registrant             Registrant and Fund Complex
-----------------               ----------------------        ----------------------------
 Jack S. Euphrat                           $10,500                         $31,500
     Director

 *R. Greg Feltus                              0                               0
     Director

  Thomas S. Goho                           10,500                          31,500
     Director

  *Zoe Ann Hines                              0                               0
     Director
(resigned September 6, 1996)

  Joseph N. Hankin                            500                            1,500
      Director

 *W. Rodney Hughes                           8,750                          26,250
      Director

  Robert M. Joses                           10,500                          31,500
      Director

  *J. Tucker Morse                           8,750                          26,250
      Director






              Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Stagecoach Funds, Inc., Stagecoach Trust, Life & Annuity Trust and Master Investment Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin, who only serves the aforementioned members of the Wells Fargo Fund Complex, and Zoe Ann Hines who, after September 6, 1996, only serves the aforementioned members of the BGFA Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

              As of the date of this SAI, Directors and officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.


              INVESTMENT ADVISER. The Fund is advised by Wells Fargo Bank. Wells Fargo Bank furnishes to the Fund investment guidance and policy direction in connection with the daily portfolio management of the Fund. Wells Fargo also Bank also furnishes to the Board of Directors periodic reports on the investment strategy and performance of the Fund.



              Wells Fargo Bank has agreed to provide to the Fund, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition, credit conditions and average maturities of the Fund.



              For the years ended December 31, 1994, 1995 and 1996, the Fund paid Wells Fargo Bank the advisory fees indicated below and Wells Fargo Bank waived the following amounts:




                   1994                            1995                                  1996
         Fees                Fees              Fees               Fees             Fees        Fees
         Paid               Waived             Paid              Waived            Paid       Waived

      $6,929,600        $1,622,859           $3,561,101         $554,480        $2,696,450      $0








              The Advisory Contract will continue in effect for more than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the Fund's outstanding voting securities or by the Company's Board of Directors and (ii) by a majority of the Directors of the Company who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.



              ADMINISTRATOR AND CO-ADMINISTRATOR. The Company has retained Wells Fargo Bank as administrator and Stephens as co-administrator on behalf of the Fund. The Administration Agreement between Wells Fargo and the Fund, and the Co-Administration Agreement among Wells Fargo Bank, Stephens and the Fund, state that Wells Fargo Bank and Stephens shall provide as administration services, among other things: (i) general supervision of the operation of the Fund, including coordination of the services performed by the Fund's investment adviser, transfer agent, custodian, shareholder servicing agent(s), independent public accountants and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for the Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the business of each Fund together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens. The administrator and co-administrator are entitled to receive a monthly fee of 0.04% and 0.02%, respectively, of the Fund's average daily net assets.



              For the periods shown, Stephens served as sole administrator to the Fund and provided the Fund with essentially the same services described above. Stephens was entitled to receive a monthly fee from the Fund at the annual rate of 0.15% of the Fund's average daily net assets up to $200 million and 0.10% in excess of $200 million. For the years ended December 31, 1994, 1995 and 1996, Stephens received administration fees as follows:



                 1994                1995               1996
                 ----                ----               ----
              $1,810,492           $923,116           $400,616





              SPONSOR AND DISTRIBUTOR. As discussed in the Fund's Prospectus under the heading "Management of the Funds," Stephens serves as the Fund's sponsor and distributor.



              SHAREHOLDER SERVICING AGENT. The Fund has entered into a shareholder servicing agreement with Wells Fargo Bank. For the year ended December 31, 1996, the Fund paid $17,944 in shareholder servicing fees for Class D Shares.



              CUSTODIAN. Wells Fargo Bank has been retained to act as Custodian for the Fund. The Custodian, among other things, maintains a custody account or accounts in the name of the Fund, receives and delivers all assets for the Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the Fund, and pays all expenses of the Fund. For its services as Custodian, Wells Fargo Bank receives an asset-based fee and transaction charges from the Fund. For the year ended December 31, 1996, the Fund did not pay any custody fees.



        TRANSFER AND DIVIDEND DISBURSING AGENT. Wells Fargo Bank has been retained to act as Transfer and Dividend Disbursing Agent for the Fund. For its services as transfer and dividend disbursing agent for the Fund, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.14% of the average daily net assets of each class of shares. Under the prior transfer agency agreement for the Fund, Wells Fargo Bank received a base fee and per-account fees from the Fund paid without regard to class. For the year ended December 31, 1996, the Fund paid Wells Fargo Bank $63,299 in transfer and dividend disbursing agency fees.



              UNDERWRITING COMMISSIONS. For the year ended December 31, 1994, the aggregate dollar amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $1,408,759 and Stephens retained $1,351,388 of such commissions. WFSI and its registered representatives received $57,371 of such commissions.



              For the year ended December 31, 1995, the aggregate dollar amount of underwriting commissions paid to Stephens on sales/redemptions of the Registrant's shares was $1,478,541 and Stephens retained $1,447,175 of such commissions. WFSI and its registered representatives received $31,366 of such commissions.

              For the year ended December 31, 1996, the aggregate dollar amount of underwriting commissions paid to Stephens on sales/redemptions of the Registrant's shares was $1,777,985 and Stephens retained $195,639 of such commissions. WFSI and its registered representatives received $255,147 and $1,327,199 respectively of such commissions.



                              DISTRIBUTION PLANS

              As indicated in the Prospectus, the Fund, on behalf of each of its classes of shares, has adopted a Plan under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule").


             Pursuant to the Plan for Class A Shares, the Fund may defray all or part of the actual cost of preparing and printing prospectuses and other promotional materials and of providing such prospectuses and other promotional materials to prospective shareholders of the Fund and may compensate personnel of the distributor or reimburse the distributor for compensation paid to selling agents for distribution-related or sales support services and may pay for any other activities primarily intended to result in the sale of Class A Shares of the Fund. Payments also may be used to compensate or reimburse servicing agents for shareholder liaison services provided by entities that are dealers of record or which have a servicing relationship with the beneficial owners of Class A Shares of the Fund under a servicing agreement in substantially the form approved by the Board of Directors. Total payments under the Plan may not exceed 0.25% of the average daily net assets of the Class A Shares of the Fund on an annual basis.



                Pursuant to the Plan for Class D Shares, the Company may pay to Stephens Inc. ("Distributor"), as compensation for distribution-related services provided, or reimbursement for distribution-related expenses incurred, a monthly fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class D Shares. The actual fee payable to the Distributor shall, within such limit, be determined from time to time by mutual agreement between the Company and the Distributor. The Distributor may enter into selling agreements with one or more selling agents under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to them. The Distributor may retain any portion of the total distribution fee payable hereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.






              For the year ended December 31, 1996, the Funds' distributor received the following amounts of 12b-1 fees for the specified purposes set forth below under the Fund's Plan.



                                      Printing &
Variable Rate                          Mailing        Marketing      Compensation
Government Fund       Total           Prospectus      Brochures     to Underwriters
---------------       -----           ----------      ---------     ---------------
  Class A             $1,330,313      N/A             N/A           $1,330,313
  Class D             $35,887         N/A             N/A           $35,887




              For the year ended December 31, 1996, WFSI and its registered representatives did not receive any compensation under the Plans.



              Each Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Directors of the Company and the Qualified Directors. Any Distribution Agreement related to the Plan also must be approved by such vote of the Directors and the Qualified Directors. Such Agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Fund. The Plans may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Fund, and no material amendment to the Plans may be made except by a majority of both the Directors of the Company and the Qualified Directors.



              The Plans requires that the Treasurer of the Company shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plans. The Rule also requires that the selection and nomination of Directors who are not "interested persons" of the Company be made by such disinterested Directors.


                    CLASS A ADMINISTRATIVE SERVICING PLAN


              As indicated in the Fund's Prospectus, the Fund has adopted a Shareholder Administrative Servicing Plan (the "Administrative Servicing Plan") with respect to its Class A shares. Pursuant to the Administrative Servicing Plan, the Fund may enter into administrative servicing agreements with administrative servicing agents (which may include Wells Fargo and its affiliates) who are dealers/holders of record, or that otherwise have a servicing relationship with the beneficial owners, of the Fund's Class A shares. Administrative servicing agents agree to perform administrative shareholder services which may include, among other things, maintaining an omnibus account with the Fund, aggregating and transmitting purchase, exchange and redemption orders to the Fund's Transfer Agent, answering customer inquiries regarding a shareholder's accounts in the Fund, and providing such other services as the Company or a customer may reasonably request. Administrative servicing agents are entitled to a fee which will not exceed 0.25%, on an annualized basis, of the average daily net assets of the Class A shares represented by the shares owned of record or beneficially by the customers of the administrative servicing agent during the period for which payment is being made. In no case shall shares be sold pursuant to the Class A Rule 12b-1 Plan while being sold pursuant to its Administrative Servicing Plan.



                            CLASS D SERVICING PLAN


              As indicated in the Prospectus, the Fund has adopted a Servicing Plan ("Servicing Plan") with respect to its Class D Shares. Under the Servicing Plan and pursuant to any related Shareholder Servicing Agreements, the Fund may pay one or more servicing agents, as compensation for performing certain services, a fee at an annual rate of up to 0.25% of the average daily net assets of the Fund attributable to its Class D Shares. The actual fee payable to servicing agents is determined, within such limit, from time to time by mutual agreement between the Company and each servicing agent and will not exceed the maximum service fees payable by mutual funds sold by members of the NASD under the NASD Rules of Fair Practice.

              The Servicing Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Directors of the Company and the Servicing Plan Qualified Directors. Any form of Shareholder Servicing Agreement related to the Servicing Plan also must be approved by such vote of the Directors and the Servicing Plan Qualified Directors. Shareholder Servicing Agreements will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding Class D Shares of the Fund. The Servicing Plan may not be amended to increase materially the amount payable thereunder without the approval of a majority of the outstanding Class D Shares of the Fund, and no material amendment to the Servicing Plan may be made except by a majority of both the Directors of the Company and the Qualified Directors.

              The Servicing Plan requires that the Treasurer of the Company shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.


                           PERFORMANCE CALCULATIONS


              TOTAL RETURN. As indicated in the Prospectus, the Fund may advertise certain total return information for each class of shares computed in the manner described in the Prospectus. As and to the extent required by the SEC, an average annual compound rate of return ("T") will be computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment in a Fund or a class of shares ("P") over a period of years ("n") according to the following formula: P(1+T)n = ERV. In addition, as indicated in the Prospectus, the Fund also may at times, calculate total return for the Fund or a class of shares based on net asset value per share (rather than the public offering price), in which case the figures would not reflect the effect of any sales charges that would have been paid by an investor, or based on the assumption that a sales charge other than the maximum sales charge (reflecting a Volume Discount) was assessed, provided that total return data derived pursuant to the calculation described above also are presented.

              In addition to the above performance information, the Fund may also advertise cumulative total return for one-month, three-month, six-month, and year-to-date periods. The cumulative total return for such periods is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.


              The average annual total return on the Class A Shares of the Fund for the period since inception (November 1, 1990) to December 31, 1996, assuming a 3.00% sales load and no sales load, was 4.08% and 4.59%, respectively. The average annual total return on the Class D Shares of the Fund for the period since inception (July 1, 1993) to December 31, 1996, assuming no CDSC was paid, was 2.22%.



              The average annual total return on the Class A Shares of the Fund for the five-year period ended December 31, 1996, assuming a 3.00% sales load and no sales load, was 2.78% and 3.40%, respectively.

              The average annual total return on the Class A Shares of the Fund for the year ended December 31, 1996, assuming a 3.00% sales load and no sales load, was 1.27% and 4.41%, respectively. The average annual total return on the Class D Shares of the fund for the year ended December 31, 1996, assuming a 1.00% CDSC, was 2.97%, and no CDSC, was 3.95%.


              The Fund may advertise the cumulative total return on its shares. Cumulative total return of shares is computed on a per share basis and assumes the reinvestment of dividends and distributions. Cumulative total return of shares generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return of shares or may include the value of a hypothetical investment in shares at the end of the period which assumes the application of the percentage rate of total return.


              The cumulative total return on the Class A Shares of the Fund for the period from inception (November 1, 1990) to December 31, 1996, assuming a 3.00% sales load and no sales load was 27.95% and 31.91%, respectively. The cumulative total return on the Class D Shares of the Fund for the period from inception (July 1, 1993) to December 31, 1996, was 7.98%.



              The cumulative total return on the Class A Shares of the Fund for the five-year period ended December 31, 1996, assuming a 3.00% sales load and no sales load, was 14.70% and 18.21%, respectively.



              YIELD. As indicated in the Fund's Prospectus, the Fund may advertise certain yield information for the Fund or a class of shares. As and to the extent required by the SEC, yield for each class of shares of the Fund will be calculated based on a 30-day (or one month) period, computed by dividing the net investment income per share of each class earned during the period by the maximum offering price per share of each class on the last day of the period, according to the following formula: YIELD = 2[((a-b divided by cd)+
1)6-1], where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares of each class outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share each class of shares on the last day of the period. The net investment income attributable to a class of shares includes actual interest income, plus or minus amortized purchase discount (which may include original issue discount) or premium, less accrued expenses. Realized and unrealized gains and losses on portfolio securities are not included in net investment income. For purposes of sales literature, yield also may be calculated on the basis of the net asset value per share of each class rather than the public offering price, or based on the assumption that a sales charge other than the maximum sales charge (reflecting a Volume Discount) was assessed, provided that the yield data derived pursuant to the calculation described above also are presented.



              The yield on the Class A Shares of the Fund for the 30-day period ended December 31, 1996, assuming the maximum 3.00% sales charge and no sales charge, was 5.01% and 5.17%, respectively. The yield for the Class D Shares of the Fund for the thirty-day period ended December 31, 1996, and assuming no CDSC, was 4.67%.


              The yields for each class of shares will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and do not provide a basis for determining future yields since they are based on historical data. Yield is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to the Fund or to a particular class of the Fund.

              In addition, investors should recognize that changes in the net asset values of shares of each class of the Fund will affect the yield of the respective class of shares for any specified period, and such changes should be considered together with such class' yield in ascertaining such class' total return to shareholders for the period. Yield information for each class of shares may be useful in reviewing the performance of the class of shares and for providing a basis for comparison with investment alternatives. The yield of each class of shares, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.


              OTHER. The Company may disclose in sales literature, information and statements, the distribution rate of Fund shares. Distribution rate, which may be annualized, is the amount determined by dividing the dollar amount per share of the most recent dividend by the most recent NAV or maximum offering price per share as of a date specified in the sales literature. Distribution rate will be accompanied by the standard 30-day yield as required by the SEC.


              The Company also may disclose in advertising and other types of literature, information and statements, the average credit quality of each Fund's portfolio or categories of investments therein, as of a specified date or period. Average credit quality is calculated on a dollar weighted average basis based on ratings assigned each issue or issuer, as the case may be, by S&P and/or Moody's. In the event one rating agency does not rate the issue or issuer, as the case may be, in the same tier as the other agency, the highest rating is used in the calculation.

              From time to time and only to the extent the comparison is appropriate for each class of shares of the Fund, the Company may quote the performance or price-earning ratio of each class of shares of the Fund in advertising and other types of literature as compared to the performance of the Lehman Brothers Municipal Bond Index, 1-Year Treasury Bill Rate, S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), Bank Averages (which is calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), Ten Year U.S. Government Bond Average, S&P's Corporate

Bond Yield Averages, Schabacter Investment Management Indices, Salomon Brothers High Grade Bond Index, Lehman Brothers Long-Term High Quality Government/Corporate Bond Index, other managed or unmanaged indices or performance data of bonds, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of each class of shares of the Fund also may be compared to the performance of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The performance of each class of shares of the Fund will be calculated by relating net asset value per share of each class at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all capital gains distributions and dividends paid, at the end of the period. Any such comparisons may be useful to investors who wish to compare the past performance of each class of shares of the Fund with the performance of the Fund's competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

              In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

              From time to time the Company may reprint, reference or otherwise use material from magazines, newsletters, newspapers and books including, but not limited to the Wall Street Journal, Money Magazine, Barrons, Kiplingers, Business Week, Fortune, Forbes, the San Francisco Chronicle, the San Jose Mercury News, The New York Times, the Los Angeles Times, the Boston Globe, the Washington Post, the Chicago Sun-Times, Investor Business Daily, Worth, Bank Investor, American Banker, Smart Money, the 100 Best Mutual Funds (Adams Publishing), Morningstar or Value Line.

              The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for each class of shares of the Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in each class of shares of the Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of each class of shares of the Fund or the general economic, business, investment, or financial environment in which the Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of each class of shares of the Fund or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in each class of shares of the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which the Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the historical performance or current or potential value of each class of shares of the Fund with respect to the particular industry or sector.


              The Company also may discuss in advertising and other types of literature that the Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as Standard & Poor's Rating Group ("S&P") or Moody's Investors Service, Inc. ("Moody's"). Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare the performance of each class of shares of the Fund with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare each class' past performance with other rated investments.



              The Company also may disclose, in advertising and other types of literature, information and statements that Wells Capital Management, Inc. ("WCM" formerly, Wells Fargo Investment Management) a subsidiary of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1996 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. The Company also may disclose in advertising and other types of sales literature the assets and categories of assets under management by the Company's investment adviser and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of April 1, 1997, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $57 billion of assets of individuals, trusts, estates and institutions and $20 billion of mutual fund assets.



              The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.



                       DETERMINATION OF NET ASSET VALUE


              Net asset value per share for each class of the Fund is determined on each day the Fund is open.


              Securities of the Fund for which market quotations are available are valued at latest prices. In the absence of any sale of such securities on the valuation date and in the case of other securities, including U.S. Government securities but excluding money market instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Money market instruments maturing in 60 days or less are valued at amortized cost. The assets of the Fund other than money market instruments maturing in 60 days or less are valued at latest quoted bid prices. In all cases, bid prices will be furnished by a reputable independent pricing service approved by the Board of Directors. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of the Fund for which current market quotations are not readily available are valued at fair value as determined in good faith by the Company's Directors and in accordance with procedures adopted by the Directors.


                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


              Shares may be purchased on any day the Fund is open for business. The Fund is open for business each day the New York Stock Exchange ("NYSE") is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.



              Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Fund as described in the Prospectus. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and

(iii) adequate information will be provided concerning the basis and other matters relating to the securities.



              Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.



              The Company may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act.



              In addition, the Company may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund as provided from time to time in the Prospectus.



                            PORTFOLIO TRANSACTIONS


              Purchases and sales of debt securities generally are principal transactions. Debt securities normally are purchased or sold from or to dealers serving as market makers for the securities at a net price. Debt securities may also be purchased in underwritten offerings or directly from the issuer. Generally, ARMS and CMOs are traded on a net basis and do not involve brokerage commissions. The cost of executing transactions in debt securities consists primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Fund may purchase securities from underwriting syndicates of which Stephens or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Directors.



        The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo Bank is responsible for the Fund's investment decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best overall terms taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. Wells Fargo Bank generally seeks reasonably competitive spreads or commissions.

        In assessing the best overall terms available for any transaction, Wells Fargo Bank considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Wells Fargo Bank may cause the Master Portfolio to pay a broker/dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that Wells Fargo Bank determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker/dealer, viewed in terms of either the particular transaction or the overall responsibilities of Wells Fargo Bank. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond, and government securities markets and the economy.



        Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by Wells Fargo Bank and does not reduce the advisory fees payable by the Fund. The Board of Directors will periodically review the commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which Wells Fargo Bank exercises investment discretion. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.



        Under Section 28(e) of the Securities Exchange Act of 1934, an adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of
Section 28(e), an adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities." Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.



        Broker/dealers utilized by Wells Fargo Bank may furnish statistical, research and other information or services which are deemed by Wells Fargo Bank to be beneficial to the Fund investment programs. Research services received from brokers supplement Wells Fargo Bank's own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; portfolio management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to Wells Fargo Bank and to the Company's Directors with respect to the performance, investment activities and fees and expenses of other mutual Funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.



        The outside research assistance is useful to Wells Fargo Bank since the brokers utilized by Wells Fargo Bank as a group tend to follow a broader universe of securities and other matters than the staff of Wells Fargo Bank can follow. In addition, this research provides Wells Fargo Bank with a diverse perspective on financial markets. Research services which are provided to Wells Fargo Bank by brokers are available for the benefit of all accounts managed or advised by Wells Fargo Bank. It is the opinion of Wells Fargo Bank that this material is beneficial in supplementing their research and analysis; and, therefore, it may benefit the Fund by improving the quality of Wells Fargo Bank's investment advice.



              BROKERAGE COMMISSIONS. For the year ended December 31, 1996, the Fund did not pay any brokerage commissions.



              SECURITIES OF REGULAR BROKER/DEALERS. On December 31, 1996, the Fund owned securities (pooled repurchase agreements) of its "regular brokers or dealers" as defined in the 1940 Act or their parents as follows: $673,000 of Goldman Sachs & Co. and $12,000,000 of JP Morgan.



              PORTFOLIO TURNOVER. The portfolio turnover rate is not a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.


                                FUND EXPENSES

              Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing Prospectuses (except the expense of printing and mailing Prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of the Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of the Fund's shares; pricing services, and any extraordinary expenses. Expenses attributable to the Fund are charged against

Fund assets. General expenses of the Company are allocated among all of the funds of the Company, including the Fund, in a manner proportionate to the net assets of the Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.


                             FEDERAL INCOME TAXES


              In General. The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectus describes generally the tax treatment of distributions by the Fund. This section of the SAI includes additional information concerning federal income taxes.



              The Company intends to qualify the Fund as a regulated investment company under Subchapter M of the Code as long as such qualification is in the best interest of the Fund's shareholders. The Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied to the Fund, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for the Fund.



              Qualification as a regulated investment company under the Code requires, among other things, that (a) the Fund derive at least 90% of its annual gross income from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities or options thereon; (b) the Fund derive less than 30% of its gross income from gains from the sale or other disposition of securities or options thereon held for less than three months; and (c) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses. For purposes of complying with these qualification requirements, the Fund will be deemed to own a proportionate share of the Master Portfolio's assets. As a regulated investment company, the Fund will not be subject to federal income tax on its net investment income and net capital gains distributed to its shareholders, provided that it distributes to its shareholders at least 90% of its net investment income, including net tax-exempt income, earned in each year. The Fund intends to pay out substantially all of its net investment income and net realized capital gains (if any) for each year.



              A 4% nondeductible excise tax will be imposed on the Fund (other than to the extent of the Fund's tax-exempt income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. The Fund will either actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

              The Fund seeks to qualify as a regulated investment company by investing substantially all of its assets in the Master Portfolio. The Master Portfolio will be treated as a non-publicly traded partnership rather than as a regulated investment company or a corporation under the Code. As a non-publicly traded partnership, any interest, dividends, gains and losses of the Master Portfolio shall be deemed to have been "passed through" to the Fund (and the Master Portfolio's other investors) in proportion to the Fund's ownership interest in the Master Portfolio. Therefore, to the extent the Master Portfolio were to accrue but not distribute any interest, dividends or gains, the Fund would be deemed to have realized and recognized its proportionate share of interest, dividends or gains without receipt of any corresponding distribution. However, the Master Portfolio will seek to minimize recognition by investors of interest, dividends, gains or losses without a corresponding distribution.



              Corporate shareholders of the Fund may be eligible for the dividends-received deduction on dividends distributed out of the Fund's net investment income attributable to dividends received from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the Fund shares paying the dividends upon which the deduction is based for at least 46 days.



              Federal Income Tax Rates. As of the printing of this SAI, the maximum individual tax rate applicable to ordinary income is 39.6% (marginal rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual marginal tax rate applicable to net capital gains is 28%; the maximum corporate tax rate applicable to ordinary income and net capital gains is 35% (except that to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of income tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.



              Capital Gain Distributions. To the extent that the Fund recognizes long-term capital gains, such gains will be distributed at least annually and these distributions will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to the shareholders not later than 60 days after the close of the Fund's taxable year.



              Other Distributions. Although dividends will be declared daily based on the Fund's daily earnings, for federal income tax purposes, the Fund's earnings and profits will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For federal income tax purposes, only amounts paid out of earnings and profits will qualify as dividends. Thus, if during a taxable year the Fund's declared dividends (as declared daily throughout the year) exceed the Fund's net income (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a dividend. It is expected that the Fund's net income, on an annual basis, will equal the dividends declared during the year.



              Disposition of Fund Shares. If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. In addition, any loss realized by a shareholder upon the sale or redemption of Fund shares held less than six months is disallowed to the extent of any exempt-interest dividends received thereon by the shareholder. These rules shall not apply, however, to losses incurred under a periodic redemption plan.



              If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or of a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.






              Taxation of Fund Investments. Gains or losses on sales of portfolio securities by the Master Portfolio will generally be long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases such as where the Master Portfolio acquires a put or writes a call thereon. Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Master Portfolio at a market discount (generally at a price less than its principal amount) will generally be treated as ordinary income to the extent of the portion of market discount which accrued during the period of time the Master Portfolio held the debt obligation. Other gains or losses on the sale of portfolio securities will be short-term capital gains or losses.



              Foreign Shareholders. Under the Code, distributions of net investment income by the Fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

              Backup Withholding. The Company may be required to withhold, subject to certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges) paid or credited to an individual Fund shareholder, unless a shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS.



              Other Matters. Investors should be aware that the investments to be made by the Master Portfolio may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Master Portfolio will seek to avoid significant noncash income, such noncash income could be recognized by the Master Portfolio, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.



              The foregoing discussion and the discussions in the Prospectus address only some of the federal tax considerations generally affecting investments in the Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state or local taxes and foreign taxes.


                                CAPITAL STOCK


              The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Organization and Capital Stock."



              The Fund is comprised of two classes of shares, Class A Shares and Class D Shares. With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote will be voted separately by Fund or portfolio of the Company unless otherwise required by the 1940 Act, in which case all shares will be voted in the aggregate. For example, a change in one of the Fund's fundamental investment policies would be voted upon only by shareholders of such Fund and not shareholders of the Company's other investment portfolios. Additionally, approval of an advisory contract is a matter to be determined separately by portfolio. Approval by the shareholders of one portfolio is effective as to that portfolio whether or not sufficient votes are received from the shareholders of the other portfolios to approve the proposal as to those portfolios. As used in the Prospectus and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of the Fund or a class, means the vote of the lesser of (i) 67% of the shares of the Fund or class represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund or class are present in person or by proxy, or
(ii) more than 50% of the outstanding shares of the Fund or class. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or
(ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Company may dispense with annual meetings of shareholders in any year in which it is not required to elect Directors under the 1940 Act.


              Each share of a class of the Fund represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of the Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund or portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

              Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Company.


             Set forth below is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of a class of the Fund or 5% or more of the voting securities of the Fund as a whole.



                       5% OWNERSHIP AS OF APRIL 1, 1997




                             Name and                       Class; Type           Percentage         Percentage
        Fund                 Address                        of Ownership           of Class           of Fund
        ----                 --------                       ------------          ----------         ----------
     VARIABLE          San Bernadino County                    Class A               27.08%             26.57%
     RATE GOVT.         172 West 3rd St., 1st Floor           Beneficial
      CLASS A           San Bernadino, CA  92415-0360

                        APCO Employees Credit Union            Class A               9.37%              9.19%
                        1608 7th Ave.                         Beneficial
                        Birmingham, AL  35203

      VARIABLE          Merrill Lynch Pierce                   Class D              14.68%              0.28%
     RATE GOVT.         Fenner & Smith, Inc.                  Record Holder
      CLASS D           for the Sole Benefit of its
                        Customers
                        Attn: Fund Administration
                        4800 Deer Lake East, 3rd Floor
                        Jacksonville, FL  32246

                        City of Waterville                     Class D              5.48%               0.10%
                        P.O. Box 9                            Beneficial
                        Waterville, MN  56096

      VARIABLE          J.C. Bradford & Co. Cust FBO           Class D             49.58%               0.94%
     RATE GOVT.         DCIP Limited Partner                  Beneficial
      CLASS D           330 Comerce St.
                        Nashville, TN  37201

                        City of Mountain Lake                   Class D             5.13%               0.10%
                        Mountain Lake City Hall                Beneficial
                        Mountain Lake, MN  56159

              For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).


                                    OTHER

              The Registration Statement, including the Prospectus, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                             INDEPENDENT AUDITORS

              KPMG Peat Marwick LLP has been selected as the independent auditors for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                            FINANCIAL INFORMATION


              The portfolio of investments, audited financial statements and independent auditors' reports for the Fund for the year ended December 31, 1996 are hereby incorporated by reference to the Company's Annual Report as filed with the SEC on March 11, 1997. The portfolio of investments, audited financial statements and independent auditors' report are attached to all SAIs delivered to current or prospective shareholders.

                                   APPENDIX



        The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds, municipal notes, and corporate and municipal commercial paper.



        Corporate Bonds



        Moody's: The four highest ratings for corporate bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's also applies numerical modifiers in its rating system: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.



        S&P: The four highest ratings for corporate and municipal bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the "highest rating" assigned by S&P and have "an extremely strong capacity" to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity" to pay interest and repay principal and "differ from the highest rated obligations only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having "adequate protection parameters" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.



        Commercial Paper



        Moody's: The highest rating for commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior ability for repayment of senior short-term debt obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of senior short-term debt obligations," but earnings trends, while sound, will be subject to more variation.



        S&P: The "A-1" rating for commercial paper is rated "in the highest category" by S&P and "the obligor's capacity to meet its financial commitment on the obligation is strong." The "A-1+" rating indicates that said capacity is "extremely strong." The A-2 rating indicates that said capacity is "satisfactory," but that corporate and municipal commercial paper rated "A-2" is "more susceptible" to the adverse effects of changes in economic conditions or other circumstances than commercial paper rated in higher rating categories.

                          OVERLAND EXPRESS FUNDS, INC.

                           Telephone: (800) 552-9612

                      STATEMENT OF ADDITIONAL INFORMATION

                               Dated May 1, 1997



                             STRATEGIC GROWTH FUND


                       ----------------------------------


              Overland Express Funds, Inc. (the "Company") is a professionally managed, open-end series investment company. This Statement of Additional Information ("SAI") contains information about one of the Company's funds -- the STRATEGIC GROWTH FUND (the "Fund"). The Fund offers two classes of shares -- Class A Shares and Class D Shares. This SAI relates to both classes of shares. The investment objective of the Fund is described in the Prospectus under the heading "Investment Objectives and Policies."



              The Fund seeks to achieve its investment objective by investing all of its assets in the Capital Appreciation Master Portfolio (at times, the "Master Portfolio") of Master Investment Trust ("MIT"), which has the same investment objective as the Fund. The Fund may withdraw its investment in the Capital Appreciation Master Portfolio at any time, if the Board of Directors of the Company determines that such action is in the best interests of the Fund and its shareholders. Upon such withdrawal, the Company's Board would consider alternative investments, including investing all of the Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund's assets in accordance with the investment policies and restrictions described in the Prospectus and below with respect to MIT.



              This SAI is not a prospectus and should be read in conjunction with the Fund's Prospectus, dated May 1, 1997. All terms used in this SAI that are defined in the Prospectus will have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by writing Stephens Inc. ("Stephens"), the Company's sponsor, co-administrator and distributor, at 111 Center Street, Little Rock, Arkansas 72201, or calling the Transfer Agent at the telephone number indicated above.


                       ----------------------------------

                               TABLE OF CONTENTS



                                                                           Page
                                                                           ----
Investment Restrictions ...................................................  3

Additional Permitted Investment Activities ................................  5

Management ................................................................  5

Distribution Plans ........................................................ 11

Class A Administrative Servicing Plan ..................................... 12

Class D Servicing Plan .................................................... 13

Performance Calculations .................................................. 13

Determination of Net Asset Value .......................................... 16

Additional Purchase and Redemption Information ............................ 17

Portfolio Transactions .................................................... 18

Fund Expenses ............................................................. 20

Federal Income Taxes ...................................................... 21

Capital Stock ............................................................. 25

Other ..................................................................... 28

Independent Auditors ...................................................... 28

Financial Information ..................................................... 28

Appendix ..................................................................A-1

                            INVESTMENT RESTRICTIONS


              Fundamental Investment Policies. The Fund and the Master Portfolio are subject to the following investment restrictions, all of which are fundamental policies. These restrictions cannot be changed, as to either the Fund or the Master Portfolio, without approval by the holders of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund or the Master Portfolio, as appropriate. Whenever the Fund is requested to vote on a fundamental policy of the Master Portfolio, the Fund will hold a meeting of Fund shareholders and it will cast its votes as instructed by such shareholders.



              The Fund and the Master Portfolio may not:


              (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities; and provided further, that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (1);

              (2) purchase or sell real estate (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts or interests in oil, gas, or other mineral exploration or development programs;

              (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities;

              (4) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Fund of securities issued by a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund shall not constitute an underwriting for purposes of this paragraph (4);

              (5) make investments for the purpose of exercising control or management; provided that the Fund may invest all its assets in a diversified, open-end management company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (5);

              (6) issue senior securities, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets);

              (7) make loans of portfolio securities having a value that exceeds 50% of the current value of its total assets, provided that this restriction does not apply to the purchase of fixed time deposits, repurchase agreements, commercial paper and other types of debt instruments commonly sold in a public or private offering; nor

              (8) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, with respect to 75% of its total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or, with respect to 100% of its total assets, the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (8).

              With respect to fundamental investment policy (7), the Fund and the Master Portfolio do not intend to loan their portfolio securities during the coming year.


              Non-Fundamental Investment Policies. The Fund and the Master Portfolio are subject to the following non-fundamental policies. These restrictions may be changed by a vote of a majority of the Directors of the Company or the Trustees of MIT, as the case may be, at any time.



              The Fund and the Master Portfolio may not:


              (1) purchase or retain securities of any issuer if the officers or directors of the Fund or its Investment Adviser owning beneficially more than one-half of one percent (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities;

              (2) purchase or sell real estate limited partnership interests;
nor

              (3) write, purchase or sell puts, calls or options or any combination thereof, except to the extent described in the Prospectus and except that the Master Portfolio may purchase securities with put rights in order to maintain liquidity;

              (4) invest in securities of issuers who, with their predecessors, have been in existence less than three years, unless the securities are fully guaranteed or insured by the U.S. Government if, by reason thereof, the value of its aggregate investment in such securities will exceed 5% of its total assets;

              (5) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer; nor

              (6) invest more than 15% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

              (7) In addition, as a matter of non-fundamental policy, the Fund may invest in shares of other open-end, management investment companies, subject to the limitations of Section 12(d)(1) of the Act, provided that any such purchases will be limited to temporary investments in shares of unaffiliated investment companies and the Investment Adviser will waive its advisory fees for that portion of the Fund's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition. The Fund does not intend to invest more than 5% of its net assets in such securities during the coming year. Notwithstanding any other investment policy or limitation (whether or not fundamental), as a matter of fundamental policy, the Fund may invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as the Fund. A decision to so invest all of its assets may, depending on the circumstances applicable at the time, require approval of shareholders.



                   ADDITIONAL PERMITTED INVESTMENT ACTIVITIES



              Warrants. The Strategic Growth Fund may invest no more than 5% of its net assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities) and not more than 2% of its net assets in warrants which are not listed on the NYSE or American Stock Exchange. Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The Funds may only purchase warrants on securities in which such Fund may invest directly.



              Custodial Receipts for Treasury Securities. The Fund may purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATS) or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors. Investments by a Fund in such participations will not exceed 5% of the value of the Fund's total assets.


                                   MANAGEMENT


              The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Management of the Funds." The principal occupations during the past five years of the directors and executive officers of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the Act are indicated by an asterisk.

                                                      PRINCIPAL OCCUPATION
NAME, ADDRESS AND AGE     POSITION                    DURING PAST 5 YEARS
---------------------     ---------------------    ---------------------------
  Jack S. Euphrat, 74     Director                 Private Investor.
  415 Walsh Road
  Atherton, CA 94207

 *R. Greg Feltus, 45      Director, Chairman and   Senior Vice President of
                          President                Stephens; Manager of
                                                   Financial Services Group;
                                                   President of Stephens
                                                   Insurance Services Inc.;
                                                   Senior Vice President of
                                                   Stephens Sports Management
                                                   Inc.; and President of
                                                   Investor Brokerage Insurance
                                                   Inc.

  Thomas S. Goho, 54      Director                 T.B. Rose Faculty Fellow
  321 Beechcliff Court                             Business, Wake Forest
  Winston-Salem, NC 27104                          University Calloway School
                                                   of Business and Accountancy;
                                                   Associate Professor of
                                                   Finance of the School of
                                                   Business and Accounting at
                                                   Wake Forest University since
                                                   1983.

  Joseph N. Hankin, 55    Director                 President Westchester
  75 Grasslands Road                               Community College since
  Valhalla, NY  10595                              1971; President of Hartford
                                                   Junior College from 1967 to
                                                   1971; Adjunct Professor of
                                                   Columbia University Teachers
                                                   College since 1976.

 *W. Rodney Hughes, 70    Director                 Private Investor.
  31 Dellwood Court
  San Rafael, CA 94901

  Robert M. Joses, 78     Director                 Private Investor.
  47 Dowitcher Way
  San Rafael, CA 94901

 *J. Tucker Morse, 52     Director                 Private Investor; Real
  10 Legrae Street                                 Estate Developer; Chairman
  Charleston, SC 29401                             of Renaissance Properties
                                                   Ltd.; President of Morse
                                                   Investment Corporation; and
                                                   Co-Managing Partner of Main
                                                   Street Ventures.

  Richard H. Blank, Jr.,  Chief Operating          Associate of Financial
  40                      Officer, Secretary       Services Group of Stephens;
                          and Treasurer            Director of Stephens Sports
                                                   Management Inc.; and
                                                   Director of Capo Inc.

                               COMPENSATION TABLE

                      For the Year Ended December 31, 1996



                                Aggregate Compensation      Total Compensation from
      Name and Position             from Registrant       Registrant and Fund Complex
      -----------------         ----------------------    ---------------------------
       Jack S. Euphrat                 $10,500                       $31,500
          Director

       *R. Greg Feltus                       0                             0
          Director

       Thomas S. Goho                   10,500                        31,500
          Director

       *Zoe Ann Hines                        0                             0
          Director
(resigned September 6, 1996)

       Joseph N. Hankin                    500                         1,500
          Director

       *W. Rodney Hughes                 8,750                        26,250
          Director

        Robert M. Joses                 10,500                        31,500
          Director

       *J. Tucker Morse                  8,750                        26,250
          Director



              Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Stagecoach Funds, Inc., Stagecoach Trust, Life & Annuity Trust and Master Investment Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin, who only serves the aforementioned members of the Wells Fargo Fund Complex, and Zoe Ann Hines who, after September 6, 1996, only serves the aforementioned members of the BGFA Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

              As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.



              MASTER/FEEDER STRUCTURE. The Fund seeks to achieve its investment objective by investing all of its assets in the Capital Appreciation Master Portfolio of MIT. The Fund and other entities investing in the Master Portfolio are each liable for all obligations of the Master Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and MIT itself is unable to meet its obligations. Accordingly, the Company's Board of Directors believes that neither the Fund nor its shareholders will be adversely affected by investing Fund assets in the Master Portfolio. However, if a mutual fund or other investor withdraws its investment from the Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Company's Board believes may be available through investment in the Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise. See "Management of the Funds" in the Prospectus for additional description of the Fund's and Master Portfolio's expenses and management.



              The Fund may withdraw its investment in the Master Portfolio only if the Company's Board of Directors determines that such action is in the best interests of the Fund and its shareholders. Upon such withdrawal, the Company's Board would consider alternative investments, including investing all of the Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to the Master Portfolio.



              The investment objective and other fundamental policies of the Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding interests. See "Investment Objectives and Policies" in the Prospectus. Whenever the Fund, as an interestholder of the Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters. The Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders.



              Certain policies of the Master Portfolio which are non-fundamental may be changed by vote of a majority of MIT's Trustees without interestholder approval. If the Master Portfolio's investment objective or fundamental or non-fundamental policies are changed, the Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The Fund may also elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its objective. In the latter case, the Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund. The Fund will provide shareholders with 30 days' written notice prior to the implementation of any change in the investment objective of the Fund or the Master Portfolio, to the extent possible. See "Investment Objectives and Policies" in the Prospectus for additional information regarding the Fund's and the Master Portfolio's investment objectives and policies.



              INVESTMENT ADVISER. The Fund has not engaged an investment adviser. The Master Portfolio (which has the same investment objective as the Fund, and in which the Fund invests all its assets) is advised by Wells Fargo Bank. Wells Fargo Bank furnishes to the Master Portfolio investment guidance and policy direction in connection with the daily portfolio management of the Master Portfolio. Wells Fargo Bank furnishes to the Board of Trustees of MIT periodic reports on the investment strategy and performance of the Master Portfolio.


              Wells Fargo Bank has agreed to provide to the Master Portfolio, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition, credit conditions and average maturities of the Master Portfolio.


              The Master Portfolio's Advisory Contract will continue in effect for more than two years provided the continuance is approved annually (i) by the holders of a majority of the Master Portfolio's outstanding voting securities or by MIT's Board of Trustees and (ii) by a majority of the Trustees of MIT who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.



              For the period from inception (January 20, 1993) to February 20, 1996, the Fund operated on a stand-alone basis, did not participate in a master/feeder structure and retained the services of Wells Fargo Bank as investment adviser for the Fund. For the year ended December 31, 1994, the Fund incurred $197,689 in advisory fees payable to Wells Fargo Bank, and $9,550 of such fees were waived. For the year ended December 31, 1995, the Fund incurred $302,821 in advisory fees payable to Wells Fargo Bank. For the period beginning January 1, 1996 and ended February 20, 1996, the Fund incurred $59,742 in advisory fees payable to Wells Fargo Bank. For the period begun February 20, 1996 and ended December 31, 1996, the Master Portfolio incurred $674,014 in advisory fees payable to Wells Fargo Bank and attributable to the Fund. Wells Fargo did not waive advisory fees in 1995 and 1996.



              ADMINISTRATOR AND CO-ADMINISTRATOR. The Company has retained Wells Fargo Bank as administrator and Stephens as co-administrator on behalf of the Fund. In addition, MIT has retained Wells Fargo Bank as administrator and Stephens as co-administrator on behalf of the Master Portfolio. Under the respective Administration and Co-Administration Agreements, Wells Fargo Bank and Stephens provide as administration services, among other things: (i) general supervision of the Fund's and the Master Portfolio's operations, including coordination of the services performed by the investment adviser (in the case of the Master Portfolio), transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for the Fund and the Master Portfolio; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's and Master Trust's Officers, Directors and Trustees. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the Fund's and the Master Portfolio's business together with ordinary clerical and bookkeeping services. Stephens pays the compensation of MIT's and the Company's Directors/Trustees, Officers and employees who are affiliated with Stephens. The administrator and co-administrator are entitled to receive from the Fund a monthly fee at the annual rate of 0.04% and 0.02%, respectively, of the Fund's average daily net assets.





              For the periods shown, Stephens served as sole administrator to the Fund and Master Portfolio and provided the Fund and Master Portfolio with essentially the same services described above. Stephens was entitled to receive a monthly fee from the Fund at the annual rate of 0.15% of the Fund's average daily net assets up to $200 million and 0.10% in excess of $200 million. For the years ended December 31, 1994, 1995 and 1996, Stephens received administration fees from the Fund as follows:



                 1994                   1995                 1996
                 ----                   ----                 ----
               $62,623                $91,128              $211,420



              SPONSOR AND DISTRIBUTOR. As discussed in the Fund's prospectus under the heading "Management of the Funds," Stephens serves as the Fund's sponsor and distributor.



              SHAREHOLDER SERVICING AGENT. The Fund has entered into a shareholder servicing agreement with Wells Fargo Bank. For the year ended December 31, 1996, the Fund paid $110,673 in shareholder servicing fees for Class D Shares.



              CUSTODIAN. Wells Fargo Bank has been retained to act as custodian for both the Fund and the Master Portfolio. The custodian, among other things, maintains separate custody accounts in the names of the Fund and the Master Portfolio; receives and delivers all assets for the Fund and the Master Portfolio upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Fund and the Master Portfolio and pays all expenses of the Fund and the Master Portfolio. For its services as Custodian, Wells Fargo Bank receives an asset-based fee and transaction charges from the Master Portfolio. For the period begun January 1 and ended February 20, 1996, the Fund paid directly to Wells Fargo Bank $3,539 in custody fees. For the period begun February 20 and ended December 31, 1996, the Master Portfolio paid to Wells Fargo Bank $28,623 in custody fees attributable to the Fund.



              TRANSFER AND DIVIDEND DISBURSING AGENT. Wells Fargo Bank has been retained to act as transfer and dividend disbursing agent for both the Fund and the Master Portfolio. For its services as transfer and dividend disbursing agent for the Fund, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.14% of the average daily net assets of each class of shares. Under the prior transfer agency agreement for the Fund, Wells Fargo Bank was entitled to receive a base fee and per-account fees paid without regard to class. For the year ended

December 31, 1996, the Fund paid to Wells Fargo Bank $166,001 in transfer and dividend disbursing agency fees.



              UNDERWRITING COMMISSIONS. For the year ended December 31, 1994, the aggregate dollar amount of underwriting commissions paid on sales/redemption of the company's shares was $1,408,759, and Stephens retained $1,351,388 of such commissions. WFSI and its registered representatives received $57,371 of such commissions.



              For the year ended December 31, 1995, the aggregate dollar amount of underwriting commissions paid on sales/redemptions of the Company's shares was $1,424,127, and Stephens retained $152,656 of such commissions. WFSI and its registered representatives received $31,366 of such commissions.



              For the year ended December 31, 1996, the aggregate dollar amount of underwriting commissions paid on sales/redemptions of the Company's shares was $1,777,985, and Stephens retained $152,656 of such commissions. WFSI and its registered representatives received $255,147 and $1,327,199 respectively of such commissions.


                               DISTRIBUTION PLANS


              The following information supplements and should be read in conjunction with the Prospectus section entitled "Management of the Funds." As indicated in the Prospectus, the Fund, on behalf of each of its classes of shares, has adopted a Plan under Section 12(b) of the Act and Rule 12b-1 thereunder (the "Rule").



              Pursuant to the Plan for Class A Shares, the Fund may defray all or part of the actual cost of preparing and printing prospectuses and other promotional materials and of providing such prospectuses and other promotional materials to prospective shareholders of the Fund and may compensate personnel of the distributor or reimburse the distributor for compensation paid to selling agents for distribution-related or sales support services and may pay for any other activities primarily intended to result in the sale of Class A Shares of the Fund. Payments also may be used to compensate or reimburse servicing agents for shareholder liaison services provided by entities that are dealers of record or which have a servicing relationship with the beneficial owners of Class A Shares of the Fund under a servicing agreement in substantially the form approved by the Board of Directors. Total payments under the Plan may not exceed 0.25% of the average daily net assets of the Class A Shares of the Fund on an annual basis.



              Pursuant to the Plan for Class D Shares, the Company may pay to Stephens Inc. ("Distributor"), as compensation for distribution-related services provided, or reimbursement for distribution-related expenses incurred, a monthly fee at an annual rate of up to 0.75% of the Fund's average daily net assets attributable to Class D Shares. The actual fee payable to the Distributor shall, within such limit, be determined from time to time by mutual agreement between the Company and the Distributor. The Distributor may enter into selling agreements with one or more selling agents under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to them. The Distributor may retain any portion of the total distribution fee payable hereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.



              For the year ended December 31, 1996, the Fund's distributor received the following amounts of 12b-1 fees for the specified purposes set forth below under each Plan.

                                    Printing &
                                      Mailing     Marketing    Compensation to
                        Total       Prospectus    Brochures      Underwriters
                        -----       ----------    ---------    ---------------
    Class A            $219,637         N/A          N/A           $219,637
    Class D            $332,019         N/A          N/A           $332,019



              The Plans will continue in effect from year to year if such continuance is approved by a majority vote of both the directors of the Company and the Qualified Directors. Agreements related to the Plans also must be approved by such vote of the directors and the Qualified Directors. Such agreements will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Fund. The Plans may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Fund, and no material amendment to the Plans may be made except by a majority of both the directors of the Company and the Qualified Directors.



              The Plans require that the Treasurer of the Fund shall provide to the directors, and the directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under the Plans. The Rule also requires that the selection and nomination of directors who are not "interested persons" of the Company be made by such disinterested directors.





                     CLASS A ADMINISTRATIVE SERVICING PLAN



         As indicated in the Fund's Prospectus, the Fund has adopted a Shareholder Administrative Servicing Plan (the "Administrative Servicing Plan") with respect to its Class A shares. Pursuant to the Administrative Servicing Plan, the Fund may enter into administrative servicing agreements with administrative servicing agents (which may include Wells Fargo Bank and its affiliates) who are dealers/holders of record, or that otherwise have a servicing relationship with the beneficial owners of the Fund's Class A shares. Administrative servicing agents agree to perform administrative shareholder services which may include, among other things, maintaining an omnibus account with the Fund, aggregating and transmitting purchase, exchange and redemption orders to the Fund's Transfer Agent, answering customer inquiries regarding a shareholder's accounts in the Fund, and providing such other services as the Company or a customer may reasonably request. Administrative servicing agents are entitled to a fee which will not exceed 0.25%, on an annualized basis, of the average daily net assets of the Class A shares represented by the shares owned of record or beneficially by the customers of the administrative servicing agent during the period for which payment is being made. In no case shall shares be sold pursuant to a Class A Rule 12b-1 Plan while being sold pursuant to its Administrative Servicing Plan.

                             CLASS D SERVICING PLAN



              As indicated in the Fund's Prospectus, the Fund has adopted a Servicing Plan ("Servicing Plan") with respect to its Class D Shares.



              Under the Servicing Plan and pursuant to the Servicing Agreements, the Fund may pay one or more servicing agents, as compensation for performing certain services, a fee at an annual rate of up to 0.25% of the average daily net assets of the Fund attributable to its Class D Shares. The actual fee payable to servicing agents is determined, within such limit, from time to time by mutual agreement between the Company and each servicing agent and will not exceed the maximum service fees payable by mutual funds sold by members of the NASD under the Conduct Rules of the NASD.


              The Servicing Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Directors of the Company and the Servicing Plan Qualified Directors. Any form of Servicing Agreement related to the Servicing Plan also must be approved by such vote of the Directors and the Servicing Plan Qualified Directors. Servicing Agreements will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding Class D Shares of the Fund. The Servicing Plan may not be amended to increase materially the amount payable thereunder without the approval of a majority of the outstanding Class D Shares of the Fund, and no material amendment to the Servicing Plan may be made except by a majority of both the Directors of the Company and the Qualified Directors.


              The Servicing Plan requires that the Company's Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.





                            PERFORMANCE CALCULATIONS



              The following information supplements and should be read in conjunction with the sections in the Prospectus entitled "Determination of Net Asset Value."



              TOTAL RETURN. As indicated in the Prospectus, the Fund may advertise certain total return information for a class of shares, computed in the manner described in the Prospectus. As and to the extent required by the Commission, an average annual compound rate of return ("T") will be computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment in a class of shares ("P") over a period of years ("n") according to the following formula: P(1+T)n = ERV. In addition, as indicated in the Prospectus, the Fund also may, at times, calculate total return for a class of shares based on net asset value per share (rather than the public offering price), in which case the figures would not reflect the effect of any sales charges that would have been paid by an investor, or would be based on the assumption that a sales charge other than the maximum sales charge (reflecting a Volume Discount) was assessed, provided that total return data derived pursuant to the calculation described above also are presented.


              The average annual total returns on the Class A Shares for the period from the Fund's commencement of operations (January 20, 1993) to December 31, 1996, assuming a 4.50% sales load and no sales load, were 21.15% and 22.57%, respectively. The average annual total return on the Class D Shares of the Fund for the period from inception (July 1, 1993) to December 31, 1996 was 18.75%. The annual total returns on the Class A Shares of the Fund for the one year ended December 31, 1996, assuming a 4.50% sales load and no sales load, were 5.37% and 10.32%, respectively. The annual total return on the Class D Shares of the Fund for the one year ended December 31, 1996 was 8.46%, assuming payment of the 1% CDSC.


              From time to time and only to the extent the comparison is appropriate for a class of shares of the Fund, the Company may quote the performance or price-earning ratio of a class of shares of the Fund in advertising and other types of literature as compared to the performance of the 1-Year Treasury Bill Rate, the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Years Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), Bank Averages (which is calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), Ten Year U.S. Government Bond Average, S&P's Corporate Bond Yield Averages, Schabacter Investment Management Indices, Salomon Brothers High Grade Bond Index, Lehman Brothers Long-Term High Quality Government/Corporate Bond Index, other managed or unmanaged indices or performance data of bonds, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of a class of shares of the Fund also may be compared to the performance of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The performance of a class of shares of the Fund will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. Any such comparisons may be useful to investors who wish to compare the class' past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

              In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

              The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for a class of shares of the Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a class of shares of the Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a class of shares of the Fund or the general economic, business, investment, or financial environment in which the Fund operates;
(iii) the effect of tax-deferred compounding on the investment returns of a class of shares of the Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a class of shares of the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which the Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the historical performance or current or potential value of a class of shares of the Fund with respect to the particular industry or sector.

              The Company may also disclose in advertising and other types of literature, information and statements the distribution rate on the shares of each class of the Fund. Distribution rate is the amount determined by dividing the dollar amount per share of the most recent dividend by the most recent NAV per share.

              The Company also may discuss in advertising and other types of literature that the Fund has been assigned a rating by an NRSRO, such as S&P or Moody's. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or the inavailability of, information relating to the Fund or its investments. The Company may compare the performance of the Fund with other investments that are assigned ratings by the NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.


              From time to time the Company may reprint, reference or otherwise use material from magazines, newsletters, newspapers and books including, but not limited to the Wall Street Journal, Money Magazine, Barrons, Kiplingers, Business Week, Fortune, Forbes, the San Francisco Chronicle, the San Jose Mercury News, The New York Times, the Los Angeles Times, the Boston Globe, the Washington Post, the Chicago Sun-Times, Investor Business Daily, Worth, Bank Investor, American Banker, Smart Money, the 100 Best Mutual Funds (Adams Publishing), Morningstar or Value Line.



              The Company also may disclose, in advertising and other types of literature, information and statements that Wells Capital Management, Inc. ("WCM" formerly, Wells Fargo Investment Management) a subsidiary of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1996 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. The Company also may disclose in advertising and other types of sales literature the assets and categories of assets under management by its investment adviser or sub-adviser and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of April 1, 1997, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $57 billion of assets of individuals, trusts, estates and institutions and $20 billion of mutual fund assets.



              The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.


                        DETERMINATION OF NET ASSET VALUE




              Net asset value per share for each class of the Fund and net asset value per unit of the Master Portfolio are each determined on each day the Fund is open as of 1:00 p.m. (Pacific time).


              Securities of the Master Portfolio for which market quotations are available are valued at latest prices. Any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the latest bid price quoted on such day. In the case of other securities, including U.S. Government securities but excluding money market instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Money market instruments maturing in 60 days or less are valued at amortized cost. The assets of the Master Portfolio other than money market instruments maturing in 60 days or less are valued at latest quoted bid prices. Prices may be furnished by a reputable independent pricing service approved by the Board of Trustees. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of the Master Portfolio for which current market quotations are not readily available are valued at fair value as determined in good faith by MIT's Trustees and in accordance with procedures adopted by the Trustees.


              Expenses and fees, including advisory fees are accrued daily and are taken into account for the purpose of determining the net asset value of the Master Portfolio's interests and the Fund's shares.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION



              Shares may be purchased on any day the Fund is open for business. The Fund is open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.



              Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Fund as described in the Prospectus. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.



              Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.



              The Company may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act.



              In addition, the Company may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund as provided from time to time in the Prospectus.


                             PORTFOLIO TRANSACTIONS


              Purchases and sales of equity securities on a securities exchange usually are effected through brokers who charge a negotiated commission for their services. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in light of generally prevailing rates. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Stephens or Wells Fargo Securities Inc. In the over- the-counter-market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.



              Purchases of debt securities generally are principal transactions. Debt securities normally are purchased or sold from or to dealers serving as market makers for the securities at a net price. Debt securities also may be purchased in underwritten offerings or directly from an issuer. Generally debt obligations are traded on a net basis and do not involve brokerage commissions. The cost of executing transactions in debts securities consists primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with MIT are prohibited from dealing with MIT as a principal in the purchase and sale of portfolio securities unless an exemptive order allowing such transactions is obtained from the Commission or an exemption is otherwise available. The Master Portfolio may purchase securities from underwriting syndicates of which Stephens or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the Act and in compliance with procedures adopted by MIT's Board of Trustees.






              MIT has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by MIT's Board of Trustees, Wells Fargo Bank is responsible for the Master Portfolio's investment decisions and the placing of portfolio transactions. In placing orders, it is the policy of MIT to obtain the best overall terms taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. Wells Fargo Bank generally seeks reasonably competitive spreads or commissions.



              In assessing the best overall terms available for any transaction, Wells Fargo Bank considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Wells Fargo Bank may cause the Master Portfolio to pay a broker/dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that Wells Fargo Bank determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker/dealer, viewed in terms of either the particular transaction or the overall responsibilities of Wells Fargo Bank. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond, and government securities markets and the economy.



              Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by Wells Fargo Bank and does not reduce the advisory fees payable by the Master Portfolio. The Board of Trustees will periodically review the commissions paid by the Master Portfolio to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Master Portfolio. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which Wells Fargo Bank exercises investment discretion. Conversely, the Master Portfolio may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.



              Under Section 28(e) of the Securities Exchange Act of 1934, an adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), an adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities." Accordingly, the price to the Master Portfolio in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.



              Broker/dealers utilized by Wells Fargo Bank may furnish statistical, research and other information or services which are deemed by Wells Fargo Bank to be beneficial to the Master Portfolio's investment programs. Research services received from brokers supplement Wells Fargo Bank's own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; portfolio management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to Wells Fargo Bank and to MIT's Trustees with respect to the performance, investment activities and fees and expenses of other mutual Funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.



              The outside research assistance is useful to Wells Fargo Bank since the brokers utilized by Wells Fargo Bank as a group tend to follow a broader universe of securities and other matters than the staff of Wells Fargo Bank can follow. In addition, this research provides Wells Fargo Bank with a diverse perspective on financial markets. Research services which are provided to Wells Fargo Bank by brokers are available for the benefit of all accounts managed or advised by Wells Fargo Bank. It is the opinion of Wells Fargo Bank that this material is beneficial in supplementing their research and analysis; and, therefore, it may benefit the Master Portfolio by improving the quality of Wells Fargo Bank's investment advice.



              BROKERAGE COMMISSIONS. For the year ended December 31, 1996, the Fund paid brokerage commissions in the amount of $27,405.



              SECURITIES OF REGULAR BROKER/DEALERS. On December 31, 1996, the Master Portfolio owned securities (pooled repurchase agreements) of its "regular brokers or dealers," as defined in the 1940 Act, or their parents as follows: $9,648,000 of JP Morgan, $5,000,000 of HSBC Securities and $4,659,000 of Goldman Sachs.



              PORTFOLIO TURNOVER. Portfolio turnover generally involves some expenses to the Master Portfolio, including brokerage commissions or dealer mark-ups and other transactions costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gains tax consequences. The portfolio turnover rate will not be a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.



                                 FUND EXPENSES



              From time to time, Wells Fargo Bank and Stephens may waive fees from the Fund in whole or in part. Any such waiver will reduce expenses of a Fund and accordingly, have a favorable impact on the Fund's performance. Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of the Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of the Fund's shares; pricing services, and any extraordinary expenses. Expenses attributable to the Fund are charged against Fund assets. General expenses of the Company are allocated among all of the funds of the Company, including the Fund, in a manner proportionate to the net assets of the Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.



                              FEDERAL INCOME TAXES



              In General. The following information supplements and should be read in conjunction with the Prospectus sections entitled "Dividend Distributions" and "Taxes." The Prospectus of the Fund describes generally the tax treatment of distributions by the Master Portfolio and the Fund. This section of the SAI includes additional information concerning federal income taxes.



              The Company intends to qualify the Fund as a regulated investment company under Subchapter M of the Code as long as such qualification is in the best interest of the Fund's shareholders. The Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied to the Fund, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for the Fund.



              Qualification as a regulated investment company under the Code requires, among other things, that (a) the Fund derive at least 90% of its annual gross income from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities or options thereon; (b) the Fund derive less than 30% of its gross income from gains from the sale or other disposition of securities or options thereon held for less than three months; and (c) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses. For purposes of complying with these qualification requirements, the Fund will be deemed to own a proportionate share of the Master Portfolio's assets. As a regulated investment company, the Fund will not be subject to federal income tax on its net investment income and net capital gains distributed to its shareholders, provided that it distributes to its shareholders at least 90% its net investment income, including net tax-exempt income, earned in each year. The Fund intends to pay out substantially all of its net investment income and net realized capital gains (if any) for each year.



              A 4% nondeductible excise tax will be imposed on the Fund to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. The Fund will either actually or be deemed to distribute all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

              Income and dividends received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Although in some circumstances a regulated investment company can elect to "pass through" foreign tax credits to its shareholders, the Fund does not expect to be eligible to make such an election.



              The Fund seeks to qualify as a regulated investment company by investing substantially all of its assets in the Master Portfolio. The Master Portfolio will be treated as a non-publicly traded partnership rather than as a regulated investment company or a corporation under the Code. As a non-publicly traded partnership, any interest, dividends, gains and losses of the Master Portfolio shall be deemed to have been "passed through" to the Fund (and the Master Portfolio's other investors) in proportion to the Fund's ownership interest in the Master Portfolio. Therefore, to the extent the Master Portfolio were to accrue but not distribute any interest, dividends or gains, the Fund would be deemed to have realized and recognized its proportionate share of interest, dividends or gains without receipt of any corresponding distribution. However, the Master Portfolio will seek to minimize recognition by investors of interest, dividends, gains or losses without a corresponding distribution.





              Corporate shareholders of the Fund may be eligible for the dividends-received deduction on dividends distributed out of the Fund's net investment income attributable to dividends received from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the Fund shares paying the dividends upon which the deduction is based for at least 46 days.



              Federal Income Tax Rates. As of the printing of this SAI, the maximum individual tax rate applicable to ordinary income is 39.60% (marginal rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gains is 28.00%; and the maximum corporate tax rate applicable to ordinary income and net capital gains is 35.00% (except that to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of income tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.



              Capital Gain Distributions. To the extent that the Fund recognizes long-term capital gains, such gains will be distributed at least annually and these distributions will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to shareholders not later than 60 days after the close of the Fund's taxable year.

              Disposition of Fund Shares. If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution.



              If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or of a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.



              Taxation of Fund Investments. Gains or losses on sales of portfolio securities by the Master Portfolio will generally be long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases such as where the Master Portfolio acquires a put or writes a call thereon. Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Master Portfolio at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued during the period of time the Master Portfolio held the debt obligation. Other gains or losses on the sale of portfolio securities will be short-term capital gains or losses.



              If an option written by the Master Portfolio lapses or is terminated through a closing transaction, such as a repurchase by the Master Portfolio of the option from its holder, the Master Portfolio will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Master Portfolio in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle," discussed below. If securities are sold by the Master Portfolio pursuant to the exercise of a call option written by it, the Master Portfolio will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by the Master Portfolio pursuant to the exercise of a put option written by it, the Master Portfolio will subtract the premium received from its cost basis in the securities purchased. The requirement that the Fund derive less than 30% of its gross income from gains from the sale of securities held for less than three months may limit the Master Portfolio's ability to write options.



              The amount of any gain or loss realized by a Fund on closing out a futures contract will generally result in a realized capital gain or loss for tax purposes. Futures contracts held at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes pursuant to Section 1256 of the Code. In this regard, they will be deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss recognized on these deemed sales and sixty percent (60%) of any net realized gain or loss from any actual sales, generally will be treated as long-term capital gain or loss, and the remaining forty percent (40%) will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the "marked to market" and "60%/40%" rules. Currency transactions may be subject to Section 988 of the Code, under which foreign currency gains or losses would generally be computed separately and treated as ordinary income or losses. The Funds will attempt to monitor Section 988 transactions to avoid an adverse tax impact.



              Offsetting positions held by a regulated investment company involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256.



              If a regulated investment company were treated as entering into "straddles" by reason of its engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. The regulated investment company may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the regulated investment company may differ. Generally, to the extent the straddle rules apply to positions established by the regulated investment company, losses realized by the regulated investment company may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.



              If the Master Portfolio purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to federal income tax and an interest charge imposed by the IRS upon certain distributions from the PFIC or the Master Portfolio's disposition of its PFIC shares. If the Master Portfolio invests in a PFIC, the Fund intends to make an available election to mark-to-market its interest in PFIC shares (through the Master Portfolio). Under the election, the Fund will be treated as recognizing at the end of each taxable year the excess, if any, of the fair market value of its interest in PFIC shares over its basis in such shares. Although such excess will be taxable to the Fund as ordinary income notwithstanding any distributions by the PFIC, the Fund will not be subject to federal income tax or the interest charge with respect to its interest in the PFIC.



              Foreign Shareholders. Under the Code, distributions of net investment income by the Fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate). Withholding will not apply if a dividend paid by the

Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.



              Backup Withholding. The Company may be required to withhold, subject to certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges) paid or credited to an individual Fund shareholder, unless a shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS.



              Other Matters. Investors should be aware that the investments to be made by the Master Portfolio may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Master Portfolio will seek to avoid significant noncash income, such noncash income could be recognized by the Master Portfolio, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.



              The foregoing discussion and the discussions in the Prospectus address only some of the federal tax considerations generally affecting investments in a Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state or local taxes and foreign taxes.


                                 CAPITAL STOCK

              The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Organization and Capital Stock."


              The Fund is comprised of two classes of shares, Class A and Class D shares. With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote will be voted separately by portfolio unless otherwise required by the Act, in which case all shares will be voted in the aggregate. For example, a change in the Fund's fundamental investment policies would be voted upon only by shareholders of the Fund and not shareholders of the Company's other investment portfolios. Additionally, approval of an advisory contract is a matter to be determined separately by the Fund. Approval by the shareholders of one portfolio is effective as to that portfolio whether or not sufficient votes are received from the shareholders of the other portfolios to approve the proposal as to those portfolios. As used in the Prospectus and in this Statement of Additional Information, the term "majority," when referring to approvals to be obtained from shareholders of a class of the Fund, means the vote of the lesser of (i) 67% of the shares of such class of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of such class of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such class of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.


              The Company may dispense with annual meetings of shareholders in any year in which it is not required to elect directors under the Act. However, the Company undertakes to hold a special meeting of its shareholders for the purpose of voting on the question of removal of a director or directors if requested in writing of the holders of at least 10% of the Company's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the Act.

              Each share of a class of the Fund represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of the Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to the Fund that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

              Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Company.


              MIT is a business trust organized under the laws of Delaware. In accordance with Delaware law and in connection with the tax treatment sought by MIT, MIT's Declaration of Trust provides that its investors would be personally responsible for Trust liabilities and obligations, but only to the extent MIT property is insufficient to satisfy such liabilities and obligations. The Declaration of Trust also provides that MIT shall maintain appropriate insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of MIT, its investors, Trustees, officers, employees and agents covering possible tort and other liabilities, and that investors will be indemnified to the extent they are held liable for a disproportionate share of Trust obligations. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance existed and MIT itself was unable to meet its obligations.

              The Declaration of Trust further provides that obligations of MIT are not binding upon the Trustees individually but only upon the property of MIT and that the Trustees will not be liable for any action or failure to act. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee's office.



              The interests in the Master Portfolio have substantially identical voting and other rights as those rights enumerated above for Fund shares. MIT also intends to dispense with annual meetings, but will hold a special meeting and assist investor communications under the circumstances described above with respect to the Company in accord with provisions under
Section 16(c) of the Act. Whenever the Fund is requested to vote on a matter with respect to the Master Portfolio, the Fund will hold a meeting of Fund shareholders and will cast its votes as instructed by such shareholders. In a situation where the Fund does not receive instruction from certain of its shareholders on how to vote the corresponding shares of the Master Portfolio, the Fund will vote such shares in the same proportion as the shares for which the Fund does receive voting instructions.



              Set forth below is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of a class of the Fund or 5% or more of the voting securities of the Fund as a whole.



                        5% OWNERSHIP AS OF APRIL 1, 1997



                          NAME AND                      CLASS; TYPE        PERCENTAGE       PERCENTAGE
       FUND               ADDRESS                       OF OWNERSHIP        OF CLASS         OF FUND
       ----               --------                      ------------       ----------       ----------
     STRATEGIC     Wells Fargo Bank                        Class A            40.16%           31.09%
    GROWTH FUND    For the Exclusive Benefit of         Record Holder
      CLASS A      Customers
                   P.O. Box 63015
                   San Francisco, CA  94120

                   Merrill Lynch Pierce                    Class A            14.63%           11.33%
                   Fenner & Smith, Inc.                 Record Holder
                   Attn: Fund Administration
                   4800 Deer Lake East, 3rd Floor
                   Jacksonville, FL  32246


     STRATEGIC     Merrill Lynch Pierce                    Class D            42.78%            9.65%
    GROWTH FUND    Fenner & Smith, Inc.                 Record Holder
      CLASS D      Attn: Fund Administration
                   4800 Deer Lake East, 3rd Floor
                   Jacksonville, FL  32246

              For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).


                                     OTHER


              The Registration Statements of MIT and the Company, including the Fund's Prospectus, the SAI and the exhibits filed therewith, may be examined at the office of the Commission in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.




                              INDEPENDENT AUDITORS


              KPMG Peat Marwick LLP has been selected as the independent auditors for the Company and MIT. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain Securities & Exchange Commission filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.


                             FINANCIAL INFORMATION


              The portfolio of investments, audited financial statements and independent auditors' reports for the Fund and Master Portfolio for the year ended December 31, 1996 are hereby incorporated by reference to the Company's Annual Report as filed with the SEC on March 11, 1997. The portfolio of investments, audited financial statements and independent auditors' report are attached to all SAIs delivered to current or prospective shareholders.

                                    APPENDIX



              The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds, municipal notes, and corporate and municipal commercial paper.



Corporate and Municipal Bonds



              Moody's: The four highest ratings for corporate and municipal bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's also applies numerical modifiers in its rating system: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.



              S&P: The four highest ratings for corporate and municipal bonds are "AAA," "AA," "A" and "BBB." A Bond rated "AAA" has the "highest rating" assigned by S&P and has "an extremely strong capacity" to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity" to pay interest and repay principal and "differ from the highest rated obligations only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having "adequate protection parameters" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.



Corporate and Municipal Notes



              Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality." Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins of protections "ample although not as large as in the preceding group." Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for, but lacking the strength of the preceding grades.

        S&P: The two highest ratings for corporate, state and municipal notes are "SP-1" and "SP-2." The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.



Corporate and Municipal Commercial Paper



        Moody's: The highest rating for corporate, state and municipal commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior ability for repayment of senior short-term debt obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of senior short-term debt obligations," but earnings trends, while sound, will be subject to more variation.



        S&P: The "A-1" rating for corporate, state and municipal commercial paper is rated "in the highest category" by S&P and "the obligor's capacity to meet its financial commitment on the obligation is strong." The "A-1+" rating indicates that said capacity is "extremely strong." The A-2 rating indicates that said capacity is "satisfactory," but that corporate and municipal commercial paper rated "A-2" is "more susceptible" to the adverse effects of changes in economic conditions or other circumstances than commercial paper rated in higher rating categories.

                          OVERLAND EXPRESS FUNDS, INC.
                           Telephone:  (800) 552-9612



                      STATEMENT OF ADDITIONAL INFORMATION
                               Dated May 1, 1997



                        SHORT-TERM MUNICIPAL INCOME FUND
                  SHORT-TERM GOVERNMENT-CORPORATE INCOME FUND


                       ------------------------------


             Overland Express Funds, Inc. (the "Company") is an open-end series investment company. This Statement of Additional Information ("SAI") contains information about two of the Company's funds -- the SHORT-TERM MUNICIPAL INCOME FUND and the SHORT-TERM GOVERNMENT-CORPORATE INCOME FUND (the "Funds"). The investment objective of each Fund is described in its Prospectus under "Investment Objectives and Policies."


             Each Fund seeks to achieve its investment objective by investing all of its assets in a separate Master Portfolio (each, a "Master Portfolio" and collectively, the "Master Portfolios") of Master Investment Trust (the "Trust") with the same investment objective as the Fund bearing the corresponding name. Each Fund may withdraw its investment in the corresponding Master Portfolio at any time, if the Board of Directors of the Company determines that such action is in the best interests of the Fund and its shareholders. Upon such withdrawal, the Company's Board would consider alternative investments, including investing all of a Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund's assets in accordance with the investment policies and restrictions described in the Prospectus and below with respect to the Trust.


             This SAI is not a Prospectus and should be read in conjunction with the Funds' Prospectus, dated May 1, 1997. All terms used in this SAI that are defined in the Prospectus have the meanings as assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by writing Stephens Inc. ("Stephens"), the Company's sponsor, co--administrator and distributor, at 111 Center Street, Little Rock, Arkansas 72201, or calling the Transfer Agent at the telephone number indicated above.


                       ------------------------------

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Investment Restrictions   . . . . . . . . . . . . . . . . . . . . . . . . .    3
Additional Permitted Investment Activities  . . . . . . . . . . . . . . . .    5
Management  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7
Distribution Plans  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
Administrative Servicing Plans  . . . . . . . . . . . . . . . . . . . . . .   14
Performance Calculations  . . . . . . . . . . . . . . . . . . . . . . . . .   15
Determination of Net Asset Value  . . . . . . . . . . . . . . . . . . . . .   19
Additional Purchase and Redemption Information  . . . . . . . . . . . . . .   20
Portfolio Transactions  . . . . . . . . . . . . . . . . . . . . . . . . . .   20
Fund Expenses   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   23
Federal Income Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . .   23
Capital Stock   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   26
Other   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   30
Independent Auditors    . . . . . . . . . . . . . . . . . . . . . . . . . .   30
Financial Information . . . . . . . . . . . . . . . . . . . . . . . . . . .   31
Appendix  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  A-1

                            INVESTMENT RESTRICTIONS


             The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Investment Objectives and Policies."

             Fundamental Investment Policies. The Funds and the Master Portfolios are subject to the following investment restrictions, all of which are fundamental policies. These restrictions cannot be changed, as to a Fund or a Master Portfolio, without approval by the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Fund or such Master Portfolio, as the case may be. Whenever a Fund is requested to vote on a fundamental policy of the Master Portfolio in which it invests, such Fund will hold a meeting of Fund shareholders and will cast its votes as instructed by such Fund's shareholders.


             The Funds and the Master Portfolios may not:


             (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's or a Master Portfolio's investments in that industry would exceed 25% of the current value of the Fund's or the Master Portfolio's total assets, provided that there is no limitation with respect to: (1) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (2) municipal securities (for the purpose of this restriction, private activity bonds and notes shall not be deemed municipal securities if the payment of principal and interest on such bonds or notes is the ultimate responsibility of non-governmental issuers); and provided further that there is no limitation with respect to investments by the Fund in securities issued by registered investment companies.

             (2) purchase or sell real estate (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts, or interests in oil, gas, or other mineral exploration or development programs.

             (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities.

             (4) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's or a Master Portfolio's investment program may be deemed to be an underwriting.

             (5) make investments for the purpose of exercising control or management.

             (6) purchase puts, calls, straddles, spreads, or any combination thereof, except that a Fund or a Master Portfolio may purchase securities with put rights in order to maintain liquidity.

             (7) issue senior securities, except that a Fund or a Master Portfolio may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased by the Fund or the Master Portfolio while any such outstanding borrowing in excess of 5% of its net assets exists).

             (8) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, with respect to 75% of the total assets, more than 5% of the value of a Fund's or a Master Portfolio's total assets would be invested in the securities of any one issuer or the Fund or the Master Portfolio would own more than 10% of the outstanding voting securities of such issuer.

             (9) lend their portfolio securities having a value that exceeds 50% of the current value of their total assets, provided that, for purposes of this restriction, the purchase of fixed time deposits, repurchase agreements, commercial paper and other types of debt instruments commonly sold in a public or private offering will not be subject to this restriction. The Funds and the Master Portfolios do not intend to make loans of their portfolio securities during the coming year.

             Non-Fundamental Investment Policies. The Funds and the Master Portfolios are subject to the following non-fundamental policies. These restrictions may be changed by vote of a majority of the Directors of the Company or the Trustees of the Trust, as the case may be, at any time.

             The Funds and the Master Portfolios may not:

             (1) invest more than 5% of their net assets at the time of purchase in warrants, or more than 2% of their net assets in warrants which are not listed on the New York or American Stock Exchange.

             (2) purchase or retain securities of any issuer if the officers, directors or trustees of the Company, the Trust or the Investment Adviser owning beneficially more than one-half of one percent (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities.

             (3) invest in securities of issuers who, with their predecessors, have been in existence less than three years, unless the securities are guaranteed or insured by the U.S. Government, or a state or municipality, or an agency or instrumentality thereof, if, by reason thereof, the value of a Fund's or a Master Portfolio's aggregate investment in such securities will exceed 5% of its total assets.

             (4)    write, purchase or sell options.

             (5) invest more than 15% of the current value of their net assets in repurchase agreements maturing in more than seven days, fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days and other illiquid securities.

             (6)    purchase, hold or deal in real estate limited partnerships.

             (7) engage in any short sales other than short sales against the box.



                   ADDITIONAL PERMITTED INVESTMENT ACTIVITIES



             The following information supplements and should be read in conjunction with the sections in the Prospectus entitled "Investment Objectives and Policies" and "Investment Activities."


             When-Issued Securities. The Master Portfolios may purchase securities on a when-issued basis, in which case delivery and payment normally take place within 120 days after the date of the commitment to purchase. However, the Short-Term Government-Corporate Income Master Portfolio does not intend to invest more than 5% of its net assets in when-issued securities during the coming year. The Master Portfolio makes commitments to purchase securities on a when-issued basis only with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. When-issued securities are subject to market fluctuation, and no income accrues to the purchaser during the period prior to issuance.
The purchase price and the interest rate that will be received on debt securities are fixed at the time the purchaser enters into the commitment. Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery.

             The Master Portfolios have established segregated accounts in which each Master Portfolio maintains liquid assets in an amount at least equal in value to each Master Portfolio's commitments to purchase when-issued securities. If the value of these assets declines, the Master Portfolios will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

             Municipal Bonds. As discussed in the Prospectus, the two principal classifications of municipal bonds in which the Short-Term Municipal Income Master Portfolio may invest are "general obligation" and "revenue" bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal bonds may be issued include the refunding of outstanding obligations and obtaining funds for general operating expenses or to loan to other public institutions and facilities. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid
waste disposal.   Assessment bonds, wherein a specially created district or
project area levies a tax (generally on its taxable property) to pay for an improvement or project may be considered a variant of either category. There are, of course, other variations in the types of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. Subject to its investment objective and policies, the Master Portfolio is not limited with respect to which category of municipal bond it may acquire. Some or all of these bonds may be considered "private activity bonds" for federal income tax purposes.

             Municipal Notes. The Short-Term Municipal Income Master Portfolio may invest in municipal notes. Municipal notes include, but are not limited to, tax anticipation notes ("TANs"), bond anticipation notes ("BANs"), revenue anticipation notes ("RANs") and construction loan notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.

             TANs. An uncertainty in a municipal issuer's capacity to raise taxes as a result of such things as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

             BANs. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

             RANs. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

             The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values will also change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk). Should such interest rates rise, the value of outstanding securities, including those held by the Short-Term Municipal Income Master Portfolio, will generally decline and (if purchased at par value) will sell at a discount. If interest rates fall, the values of outstanding securities will generally increase and (if purchased at par value) will sell at a premium. Changes in the value of municipal securities held by the Master Portfolio arising from these or other factors will cause changes in the net asset value per share of the Portfolio.

             Unrated Investments. Each Fund may purchase instruments that are not rated if, in the opinion of Wells Fargo Bank as Investment Adviser, such obligations are of comparable quality to other high-quality investments that are permitted to be purchased by such Fund. After purchase by any of the Funds, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event requires an immediate sale of such security by such Fund. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Funds will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in their Prospectuses and in this SAI. The ratings of Moody's and S&P are more fully described in the Appendix to this SAI.


                                   MANAGEMENT


             The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Management of the Funds." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                                              PRINCIPAL OCCUPATION
NAME, ADDRESS AND AGE                POSITION                  DURING PAST 5 YEARS
---------------------          --------------------      -------------------------------
 Jack S. Euphrat, 74           Director                  Private Investor.
 415 Walsh Road
 Atherton, CA 94207

*R. Greg Feltus, 45            Director, Chairman and    Senior Vice President of Stephens;
                               President                 Manager of Financial Services Group;
                                                         President of Stephens Insurance
                                                         Services Inc.; Senior Vice President
                                                         of Stephens Sports Management Inc.;
                                                         and President of Investor Brokerage
                                                         Insurance Inc.

 Thomas S. Goho, 54            Director                  T.B. Rose Faculty Fellow Business,
 321 Beechcliff Court                                    Wake Forest University Calloway
 Winston-Salem, NC 27104                                 School of Business and Accountancy;
                                                         Associate Professor of Finance of the
                                                         School of Business and Accounting at
                                                         Wake Forest University since 1983.

 Joseph N. Hankin, 55          Director                  President Westchester Community College
 75 Grasslands Road                                      since 1971; President of Hartford Junior
 Valhalla, NY  10595                                     College from 1967 to 1971; Adjunct
                                                         Professor of Columbia University
                                                         Teachers College since 1976.

*W. Rodney Hughes, 70          Director                  Private Investor.
 31 Dellwood Court
 San Rafael, CA 94901

 Robert M. Joses, 78           Director                  Private Investor.
 47 Dowitcher Way
 San Rafael, CA 94901

*J. Tucker Morse, 52           Director                  Private Investor; Real Estate
 10 Legrae Street                                        Developer; Chairman of Renaissance
 Charleston, SC 29401                                    Properties Ltd.; President of Morse
                                                         Investment Corporation; and
                                                         Co-Managing Partner of Main Street
                                                         Ventures.

 Richard H. Blank, Jr., 40     Chief Operating           Associate of Financial Services Group
                               Officer,                  of Stephens; Director of Stephens
                               Secretary and Treasurer   Sports Management Inc.; and Director
                                                         of Capo Inc.


                               COMPENSATION TABLE
                  For the Fiscal Year Ended December 31, 1996



                            Aggregate Compensation    Total Compensation from
     Name and Position          from Registrant      Registrant and Fund Complex
     -----------------          ---------------      ---------------------------
      Jack S. Euphrat               $10,500                    $31,500
          Director

      *R. Greg Feltus                  0                          0
          Director

       Thomas S. Goho               10,500                      31,500
          Director

       *Zoe Ann Hines                  0                          0
          Director
(resigned September 6, 1996)

      Joseph N. Hankin                500                       1,500
          Director

     *W. Rodney Hughes               8,750                      26,250
          Director

      Robert M. Joses               10,500                      31,500
          Director

      *J. Tucker Morse               8,750                      26,250
          Director






             Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Stagecoach Funds, Inc., Stagecoach Trust, Life & Annuity Trust and Master Investment Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin, who only serves the aforementioned members of the Wells Fargo Fund Complex, and Zoe Ann Hines who, after September 6, 1996, only serves the aforementioned members of the BGFA Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

             As of the date of this SAI, Directors and officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.


             MASTER/FEEDER STRUCTURE. Each Fund seeks to achieve its investment objective by investing all of its assets in the corresponding Master Portfolio of MIT. The Funds and other entities investing in a Master Portfolio are each liable for all obligations of the Master Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and MIT itself is unable to meet its obligations. Accordingly, the Company's Board of Directors believes that neither a Fund nor its shareholders will be adversely affected by investing Fund assets in a Master Portfolio. However, if a mutual fund or other investor withdraws its investment from a Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Company's Board believes may be available through investment in the Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise. See "Management of the Funds" in the Prospectus for additional description of each Fund's and Master Portfolio's expenses and management.



             Each Fund may withdraw its investment in the corresponding Master Portfolio only if the Company's Board of Directors determines that such action is in the best interests of the Fund and its shareholders. Upon such withdrawal, the Company's Board would consider alternative investments, including investing all of a Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to the Master Portfolio.



             The investment objective and other fundamental policies of a Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding interests. See "Investment Objectives and Policies" in the Prospectus. Whenever a Fund, as an interestholder of a Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters. A Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which a Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders.



             Certain policies of a Master Portfolio which are non-fundamental may be changed by vote of a majority of MIT's Trustees without interestholder approval. If a Master Portfolio's investment objective or fundamental or non-fundamental policies are changed, the corresponding Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. A Fund may also elect to redeem its interests in a Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its objective. In the latter case, the Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund. The Funds will provide shareholders with 30 days' written notice prior to the implementation of any change in the investment objective of the Funds or the Master Portfolios, to the extent possible. See

"Investment Objectives and Policies" in the Prospectus for additional information regarding each Fund's and Master Portfolio's investment objectives and policies.



                 INVESTMENT ADVISER. The Funds have not engaged an investment adviser. The Master Portfolios are advised by Wells Fargo Bank. Wells Fargo Bank furnishes to the Master Portfolio investment guidance and policy direction in connection with the daily portfolio management of the Master Portfolio. Wells Fargo Bank furnishes to the Board of Trustees of the Trust periodic reports on the investment strategy and performance of the Master Portfolios. For its services as investment adviser to the Short-Term Municipal Income and the Short-Term Government-Corporate Income Master Portfolios, Wells Fargo Bank is entitled to receive a monthly fee at the annual rate of 0.50% of each Master Portfolio's average daily net assets.





             For the period ended December 31, 1994 and the years ended December 31, 1995 and 1996, the Master Portfolios paid to Wells Fargo Bank the following advisory fees and Wells Fargo Bank waived the indicated amounts:



                            1994*                           1995                         1996
                  FEES PAID      FEES WAIVED     FEES PAID      FEES WAIVED     FEES PAID     FEES WAIVED
                  ---------      -----------     ---------      -----------     ---------     -----------
Short-Term            $0           $7,879            $0           $62,512          $0         $104,623
Municipal Income

Short-Term Gov't-     $0            $131             $0           $11,944          $0         $55,285
Corporate Income


------------------
* The Short-Term Municipal Income and Short-Term Government-Corporate Income Master
  Portfolios commenced operations on June 3, 1994 and September 19, 1994, respectively.


             Wells Fargo Bank has agreed to provide to the Master Portfolios, among other things, money market and fixed-income research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition, credit conditions and average maturities of the investments of the Master Portfolios. Each Fund, and indirectly each Fund's shareholders, would bear a pro rata portion of any advisory fees paid by its corresponding Master Portfolio, respectively.



             Each Advisory Contract will continue in effect for more than two years from the effective date provided the continuance is approved annually (i) by the holders of a majority of the respective Master Portfolio's outstanding voting securities or by the Trust's Board of Trustees and (ii) by a majority of the Trustees of the Trust who are not parties to the Advisory Contracts or "interested persons" (as defined in the 1940 Act) of any such party. The Advisory Contracts may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.



             ADMINISTRATOR AND CO-ADMINISTRATOR. The Company has retained Wells Fargo Bank as administrator and Stephens as co-administrator on behalf of the Funds. In addition, MIT has retained Wells Fargo Bank as administrator and Stephens as co-administrator on behalf of the Master Portfolio. Under the respective Administration and Co-Administration Agreements, Wells Fargo Bank and Stephens provide as administration services, among other things: (i) general supervision of the Fund's and the Master Portfolio's operations, including coordination of the services performed by the investment adviser (in the case of the Master Portfolio), transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for the Fund and the Master Portfolio; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's and Master Trust's Officers, Directors and Trustees. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the Fund's and the Master Portfolio's business together with ordinary clerical and bookkeeping services. Stephens pays the compensation of MIT's and the Company's Directors/Trustees, Officers and employees who are affiliated with Stephens. The administrator and co-administrator are entitled to receive a monthly fee at the annual rate of 0.04% and 0.02%, respectively, of the Fund's average daily net assets.



             For the periods shown, Stephens served as sole administrator to the Funds and Master Portfolios and provided the Fund and Master Portfolio with essentially the same services described above. Stephens was entitled to receive a monthly fee from each Fund at the annual rate of 0.15% of the Fund's average daily net assets up to $200 million and 0.10% in excess of $200 million. For the period ended December 31, 1994, and the years ended December 31, 1995 and 1996, the Fund paid administration fees to Stephens as follows:




                FUND                  1994*            1995            1996
                ----                  -----            ----            ----
Short-Term Municipal Income Fund      $2,497          $19,436         $19,941
Short-Term Government-Corporate          $39           $3,560         $10,073
  Income Fund


--------------------

* The Short-Term Municipal Income Fund and the Short-Term Government-Corporate Income Fund commenced operations on June 3, 1994 and September 19, 1994, respectively.


             CUSTODIAN. Wells Fargo Bank has been retained to act as Custodian for the Funds and the Master Portfolios. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund and each Master Portfolio, receives and delivers all assets for each Fund and each Master Portfolio upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of each Fund and each Master Portfolio, and pays all expenses of each Fund and each Master Portfolio. For its services as Custodian, Wells Fargo Bank receives an asset-based fee and transaction charges from each Master Portfolio. For the year ended December 31, 1996, the Funds did not pay any custody fees.



             TRANSFER AND DIVIDEND DISBURSING AGENT. Wells Fargo Bank has been retained to act as Transfer and Dividend Disbursing Agent for the Funds and the Master Portfolios. For its services as transfer and dividend disbursing agent for the Funds, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.14% of each Fund's average daily net assets. Under the prior transfer agency agreement for the Funds, Wells Fargo Bank was entitled to receive a base fee and per-account fees from each Fund. For the year ended December 31, 1996, the Funds did not pay any transfer and dividend disbursing agency fees.



             SPONSOR AND DISTRIBUTOR. As discussed in each Fund's Prospectus under the heading "Management of the Funds," Stephens serves as the Funds' sponsor and distributor.



             UNDERWRITING COMMISSIONS. For the year ended December 31, 1994, the aggregate dollar amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $1,408,759 and Stephens retained $1,351,388 of such commissions. WFSI and its registered representatives received $57,371 of such commissions.



            For the year ended December 31, 1995, the aggregate dollar amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $1,478,541. Stephens retained $1,447,175 of such commissions. WFSI and its registered representatives retained $31,366 of such commissions.



            For the year ended December 31, 1996, the aggregate dollar amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $1,777,985. Stephens retained $195,639 of such commissions. WFSI and its registered representatives retained $255,147 and $1,327,199 respectively of such commissions.


                               DISTRIBUTION PLANS




             As indicated in the Prospectus of the Funds, each Fund has adopted a Plan under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule").



              Pursuant to the Plans, each Fund may defray all or part of the actual cost of preparing and printing prospectuses and other promotional materials and of providing such prospectuses and other promotional materials to prospective shareholders of the Fund and may compensate personnel of the distributor or reimburse the distributor for compensation paid to selling agents for distribution-related or sales support services and may pay for any other activities primarily intended to result in the sale of shares of the Fund. Payments also may be used to compensate or reimburse servicing agents for shareholder liaison services provided by entities that are dealers of record or have a servicing relationship with the beneficial owners of shares of the Funds under a servicing agreement in substantially the form approved by the Board of Directors. Total payments under the Plans may not exceed 0.25% of the average daily net assets of each Fund on an annual basis.


              Each of the Plans will continue in effect from year to year if such continuance is approved by a majority vote of both the Directors of the Company and the Qualified Directors. Any Distribution Agreement related to the Plans also must be approved by such vote of the Directors and the Qualified Directors. The Distribution Agreement terminates automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Fund involved. The Plans may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Fund involved, and no material amendments to the Plans may be made except by a majority of both the Directors of the Company and the Qualified Directors.

             Each of the Plans requires that the Treasurer of the Company shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plans. The Rule also requires that the selection and nomination of Directors who are not "interested persons" of the Company be made by such disinterested Directors.


             For the year ended December 31, 1996, the Funds' distributor received the following amounts of 12b-1 fees for the specified purposes set forth below under each Fund's Plan.



                                                     PRINTING &
                                                       MAILING           MARKETING          COMPENSATION
             FUND                    TOTAL           PROSPECTUS          BROCHURES         TO UNDERWRITERS
             ----                    -----           ----------          ---------         ---------------
Short-Term Government
Corporate Income                    $27,719              N/A                N/A                $27,719

Short-Term Municipal Income
                                    $54,276              N/A                N/A                $54,276




             For the year ended December 31, 1996, WFSI and its registered representatives did not receive any compensation under either Fund's Plans.




                         ADMINISTRATIVE SERVICING PLAN



         The Company has adopted a Shareholder Administrative Servicing Plan (the "Administrative Servicing Plan") with respect to each Fund. Pursuant to the Administrative Servicing Plan, the Funds may enter into administrative servicing agreements with administrative servicing agents (which may include Wells Fargo Bank and its affiliates) who are dealers/holders of record, or that otherwise have a servicing relationship with the beneficial owners of the shares. Administrative servicing agents agree to perform administrative shareholders services which may include, among other things, maintaining an omnibus account with the Funds, aggregating and transmitting purchase, exchange and redemption orders to a Fund's Transfer Agent, answering customer inquiries regarding a shareholder's account in a Fund, and providing other services the Company or a customer may reasonably request. Administrative servicing agents are entitled to a fee which will not exceed 0.25%, on an annualized basis, of the average daily net assets of the shares represented by the shares owned of record or beneficially by the customers of the administrative servicing agent during the period for which payment is being made. In no case shall shares be sold pursuant to a Fund's Rule 12b-1 Plan while being sold pursuant to its Administrative Servicing Plan.

                            PERFORMANCE CALCULATIONS



             TOTAL RETURN. As indicated in the Funds' Prospectus, the Funds may advertise certain total return information computed in the manner described in the Prospectus. As and to the extent required by the SEC, an average annual compound rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment in a Fund ("P") over a period of years ("n") according to the following formula:
P(1+T)n = ERV. In addition, as indicated in the Prospectus, the Funds also may at times, calculate total return based on net asset value per share (rather than the public offering price), in which case the figures would not reflect the effect of any sales charges that would have been paid by an investor, or might be based on the assumption that a sales charge other than the maximum sales charge (reflecting a Volume Discount) was assessed, provided that total return data derived pursuant to the calculation described above also are presented.


             In addition to the above performance information, the Funds may also advertise the cumulative total return of a Fund for one-month, three-month, six-month and year-to-date periods. The cumulative total return for such periods is based on the overall percentage change in value of a hypothetical investment in a Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.





          Average Annual Total Return for the Year Ended December 31, 1996
          ----------------------------------------------------------------
                        Inception(1)    Inception       One Year       One Year
                         With Sales      No Sales      With Sales      No Sales
         Fund             Charge(2)       Charge         Charge(2)      Charge -
         ----             ------          ------         ------         ------
  ST Muni. Income          2.61%          3.79%           0.59%          3.62%
  ST Gov-Corp.
  Income                   4.36%          5.72%           1.59%          4.83%


---------------------------

(1) The Short-Term Government-Corporate Income Fund and Short-Term Municipal Income Fund commenced operations on September 19, 1994 and June 3, 1994, respectively.



(2)  The term "Sales Charge" reflects a front-end sales load of 3.00%.



             YIELD.  As indicated in the Funds' Prospectus, the Funds may also advertise certain yield information. As and to the extent required by the SEC, yield for each Fund's shares is calculated based on a 30-day (or one-month) period, computed by dividing the net investment income per share earned during the period by the maximum offering price per share of the Fund on the last day of the period, according to the following formula: YIELD = 2[((a-b divided by cd)+1)6-1], where a = dividends and interest earned during the period;
b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares of the Fund outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share of the Fund on the last day of the period. The net investment income of a Fund includes actual interest income, plus or minus amortized purchase discount (which may include original issue discount) or premium, less accrued expenses. Realized and unrealized gains and losses on portfolio securities are not included in net investment income. For purposes of sales literature, yield also may be calculated on the basis of the net asset value per share rather than the public offering price, or based on the assumption that a sales charge other than the maximum sales charge (reflecting a Volume Discount) was assessed, provided that the yield data derived pursuant to the calculation described above also are presented.



     Yield Calculations for the Applicable Period Ended December 31, 1996(1)



                                    Thirty Day Yield                Thirty-Day Tax-Equivalent Yield(2)
                                    ----------------                -------------------------------
Fund                             With            Without              With                Without
----                         Sales Charge     Sales Charge        Sales Charge          Sales Charge
                             ------------     ------------        ------------          ------------
Short-Term Municipal
   Income                       3.77%             3.89%               6.24%                 6.44%
Short-Term Govt.-
Corporate Income                5.13%             5.29%                N/A                   N/A



----------------------

(1)   Each Fund has a 3.00% front-end sales charge.



(2)   Assumes the 1996 maximum rate of 39.6%



             The tax-equivalent yield for the Short-Term Municipal Income Fund is computed by dividing that portion of the yield which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt. This yield figure may not reflect the applicability of the alternative minimum tax.


             The yield for the Funds' shares will fluctuate from time to time, unlike fixed-rate bank deposits or other investments that pay a fixed yield for a stated period of time. Past yields are based on historical data and do not provide a basis for determining future yields, since yield is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to the Funds.

             In addition, investors should recognize that changes in the net asset values of shares of the Funds will affect the yield of the Funds' shares for any specified period, and such changes should be considered together with the Funds' yield in ascertaining the Funds' total return to shareholders for the period. Yield information for the Funds' shares may be useful in reviewing the performance of the Funds' shares and for providing a basis for comparison with investment alternatives. The yield of the Funds' shares, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

             From time to time and only to the extent the comparison is appropriate for the Funds, the Company may quote the performance or price-earning ratio of the Funds' shares in advertising and other types of literature as compared to the performance of the Lehman Brothers Municipal Bond Index, 1-Year Treasury Bill Rate, S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, IBC/Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), Bank Averages (which is calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), Ten Year U.S. Government Bond Average, S&P's Corporate Bond Yield Averages, Schabacter Investment Management Indices, Salomon Brothers High Grade Bond Index, Lehman Brothers Long-Term High Quality Government/Corporate Bond Index, other managed or unmanaged indices or performance data of bonds, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of the Funds also may be compared to those of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The performance of the Funds is calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment at the end of the period, assuming reinvestment of all capital gain distributions and dividends paid at net asset value. Any such comparisons may be useful to investors who wish to compare the past performance of the Funds with that of their competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

             In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature, information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

             From time to time the Company may reprint, reference or otherwise use material from magazines, newsletters, newspapers and books including, but not limited to the Wall Street Journal, Money Magazine, Barrons, Kiplingers, Business Week, Fortune, Forbes, the San Francisco Chronicle, the San Jose Mercury News, The New York Times, the Los Angeles Times, the Boston Globe, the Washington Post, the Chicago Sun-Times, Investor Business Daily, Worth, Bank Investor, American Banker, Smart Money, the 100 Best Mutual Funds (Adams Publishing), Morningstar or Value Line.

             The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for the Funds: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in the Funds; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of the Funds or the general economic, business, investment, or financial environment in which the Funds operate;
(iii) the effect of tax-deferred compounding on the investment returns of the Funds or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in the Funds (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends at net asset value and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which the Funds invest may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the historical performance or current or potential value of the Funds with respect to the particular industry or sector.

             The Company also may discuss in advertising and other types of literature that the Funds have been assigned a rating by an NRSRO, such as S&P or Moody's. Such rating would assess the creditworthiness of the investments held by the Funds. The assigned rating would not be a recommendation to purchase, sell or hold the Funds' shares since the rating would not comment on the market price of the Funds' shares or the suitability of the Funds for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Funds or their investments. The Company may compare the performance of the Funds with other investments that are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Funds' past performance with other rated investments.





         From time to time, the Funds may use the following statements, or variations thereof, in advertisements and other promotional materials: "Wells Fargo Bank, as a Shareholder Servicing Agent for the Stagecoach Funds, provides various services to its customers that are also shareholders of the Funds. These services may include access to Stagecoach Funds' account information through Automated Teller Machines (ATMs), the placement of purchase and redemption requests for shares of the Funds through ATMs and the availability of combined Wells Fargo Bank and Stagecoach Funds account statements."


             The Company may disclose in sales literature, information and statements the distribution rate on the Fund's shares. Distribution rate, which may be annualized, is the amount determined by dividing the dollar amount per share of the most recent dividend by the most recent NAV or maximum offering price per share as of a date specified in the sales literature. Distribution rate will be accompanied by the standard 30-day yield as required by the SEC.

             The Company also may disclose in advertising and other types of literature, information and statements, the average credit quality of each Fund's portfolio or categories of investments therein, as of a specified date or period. Average credit quality is calculated on a dollar weighted average basis based on ratings assigned each issue or issuer, as the case may be, by S&P and/or Moody's. In the event one rating agency does not rate the issue or issuer, as the case may be, in the same tier as the other agency, the highest rating is used in the calculation.


             The Company also may disclose, in advertising and other types of literature, information and statements that Wells Fargo Investment Management ("WFIM"), a division of Wells Fargo, is listed in the top 100 by Institutional Investor magazine in its July 1996 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by the Company's investment adviser and the total amount of assets under management by Wells Fargo Bank. As of April 1, 1997, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $57 billion of assets of individuals, trusts, estates and institutions and $20 billion of mutual fund assets.



             The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.



                        DETERMINATION OF NET ASSET VALUE





             Net asset value per share for each Fund and net asset value per unit of the Master Portfolio is determined on each day the Fund is open.


             Securities of the Master Portfolios for which market quotations are available are valued at latest prices. In the absence of any sale of such securities on the valuation date and in the case of other securities, including U.S. Government securities but excluding debt instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Debt instruments maturing in 60 days or less are valued at amortized cost. In all cases, bid prices will be furnished by a reputable independent pricing service approved by the Trust's Board of Trustees. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of the Master Portfolios for which current market quotations are not readily available are valued at fair value as determined in good faith by the Trust's Trustees and in accordance with procedures adopted by the Trustees.

             Expenses and fees, including advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of each Master Portfolio's shares.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION



             Shares may be purchased on any day a Fund is open. The Funds are open for business each day the New York Stock Exchange ("NYSE") is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.



             Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Funds as described in the Prospectuses. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, each Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.



             Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation), an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.



             The Company may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act.



             In addition, the Company may redeem shares involuntarily to reimburse the Funds for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectus.



                             PORTFOLIO TRANSACTIONS




             Purchases and sales of securities by the Master Portfolios are usually principal transactions. Portfolio securities normally are purchased or sold from or to dealers serving as market makers for the securities at a net price. The Master Portfolios also may purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. The cost of executing the Master Portfolios' portfolio securities transactions consists primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Trust are prohibited from dealing with the Trust as a principal in the purchase and sale of securities unless an exemptive order or other relief allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Master Portfolios may purchase securities from underwriting syndicates of which Stephens or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Trustees.



             MIT has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by MIT's Board of Trustees, Wells Fargo Bank is responsible for the Master Portfolios' investment decisions and the placing of portfolio transactions. In placing orders, it is the policy of MIT to obtain the best overall terms taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. Wells Fargo Bank generally seeks reasonably competitive spreads or commissions.



             In assessing the best overall terms available for any transaction, Wells Fargo Bank considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Wells Fargo Bank may cause the Master Portfolios to pay a broker/dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that Wells Fargo Bank determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker/dealer, viewed in terms of either the particular transaction or the overall responsibilities of Wells Fargo Bank. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond, and government securities markets and the economy.



             Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by Wells Fargo Bank and does not reduce the advisory fees payable by the Master Portfolios. The Board of Trustees will periodically review the commissions paid by the Master Portfolios to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Master Portfolios. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which Wells Fargo Bank exercises investment discretion. Conversely, the Master Portfolios may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.



             Under Section 28(e) of the Securities Exchange Act of 1934, an adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), an adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities." Accordingly, the price to the Master Portfolios in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.



             Broker/dealers utilized by Wells Fargo Bank may furnish statistical, research and other information or services which are deemed by Wells Fargo Bank to be beneficial to the Master Portfolios' investment programs. Research services received from brokers supplement Wells Fargo Bank's own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; portfolio management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to Wells Fargo Bank and to MIT's Trustees with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.



             The outside research assistance is useful to Wells Fargo Bank since the brokers utilized by Wells Fargo Bank as a group tend to follow a broader universe of securities and other matters than the staff of Wells Fargo Bank can follow. In addition, this research provides Wells Fargo Bank with a diverse perspective on financial markets. Research services which are provided to Wells Fargo Bank by brokers are available for the benefit of all accounts managed or advised by Wells Fargo Bank. It is the opinion of Wells Fargo Bank that this material is beneficial in supplementing their research and analysis; and, therefore, it may benefit the Master Portfolios by improving the quality of Wells Fargo Bank's investment advice.



             BROKERAGE COMMISSIONS. For the year ended December 31, 1996, neither the Funds nor the Master Portfolios paid any brokerage commissions.



             SECURITIES OF REGULAR BROKER DEALERS. As of December 31, 1996, only the Short-Term Government-Corporate Income Master Portfolio owned securities (pooled repurchase agreements) of its "regular brokers or dealers" as defined in the 1940 Act or their parents: $378,000 of Goldman Sachs and $300,000 of JP Morgan.



             PORTFOLIO TURNOVER. For the year ended December 31, 1996, the portfolio turnover rates were 247% and 47%, respectively, for the Short-Term Government-Corporate Income Master Portfolio and the Short-Term Municipal Income Master Portfolio. Portfolio turnover generally involves some expense to a Master Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. A high portfolio turnover rate should not result in the Master Portfolios paying substantially more brokerage commissions, since most transactions in government securities and municipal securities are effected on a principal basis. Portfolio turnover also can generate short-term capital gains tax consequences. The portfolio turnover rate will not be a limiting factor when Wells Fargo Bank deems portfolio changes appropriate.




                                 FUND EXPENSES



       From time to time, Wells Fargo Bank and Stephens may waive fees from the Funds in whole or in part. Any such waiver will reduce Fund expenses and, accordingly, have a favorable impact on a Fund's performance. Except for the expenses borne by Wells Fargo Bank and Stephens, each Fund bears all costs of its operations, including the compensation of the Company's directors and the Trust's trustees who are not officers or employees of Wells Fargo Bank or Stephens or any of their affiliates; advisory, shareholder servicing, and administration fees; payments pursuant to any Plans; interest charges; taxes; fees and expenses of independent auditors; legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming Fund shares; expenses of preparing and printing Prospectuses (except the expense of printing and mailing Prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' or investors' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of the custodian, including those of keeping books and accounts and calculating the net asset value of the Fund; expenses of shareholders' or investors' meetings; expenses relating to the issuance, registration and qualification of shares of the Fund; pricing services; organizational expenses; and any extraordinary expenses. Expenses attributable to a Fund are charged against the respective assets of the Fund. A pro rata portion of the expenses of the Company are charged against the assets of each Fund.


                              FEDERAL INCOME TAXES


             In General. The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectus describes generally the tax treatment of distributions by the Fund. This section of the SAI includes additional information concerning federal income taxes.



             The Company intends to qualify each Fund as a regulated investment company under Subchapter M of the Code as long as such qualification is in the best interest of the Fund's shareholders. The Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied to the Fund, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for the Fund.



             Qualification as a regulated investment company under the Code requires, among other things, that (a) the Fund derive at least 90% of its annual gross income from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities or options thereon; (b) the Fund derive less than 30% of its gross income from gains from the sale or other disposition of securities or options thereon held for less than three months; and (c) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses. For purposes of complying with these qualification requirements, the Fund will be deemed to own a proportionate share of the Master Portfolio's assets. As a regulated investment company, the Fund will not be subject to federal income tax on its net investment income and net capital gains distributed to its shareholders, provided that it distributes to its shareholders at least 90% of its net investment income, including net tax-exempt income, earned in each year. The Fund intends to pay out substantially all of its net investment income and net realized capital gains (if any) for each year.



             A 4% nondeductible excise tax will be imposed on the Fund (other than to the extent of the Fund's tax-exempt income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. The Fund will either actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.



             The Fund seeks to qualify as a regulated investment company by investing substantially all of its assets in the Master Portfolio. The Master Portfolio will be treated as a non-publicly traded partnership rather than as a regulated investment company or a corporation under the Code. As a non-publicly traded partnership, any interest, dividends, gains and losses of the Master Portfolio shall be deemed to have been "passed through" to the Fund (and the Master Portfolio's other investors) in proportion to the Fund's ownership interest in the Master Portfolio. Therefore, to the extent the Master Portfolio were to accrue but not distribute any interest, dividends or gains, the Fund would be deemed to have realized and recognized its proportionate share of interest, dividends or gains without receipt of any corresponding distribution. However, the Master Portfolio will seek to minimize recognition by investors of interest, dividends, gains or losses without a corresponding distribution.



             Corporate shareholders of the Fund may be eligible for the dividends-received deduction on dividends distributed out of the Fund's net investment income attributable to dividends received from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the Fund shares paying the dividends upon which the deduction is based for at least 46 days.



             Federal Income Tax Rates. As of the printing of this SAI, the maximum individual tax rate applicable to ordinary income is 39.6% (marginal rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual marginal tax rate applicable to net capital gains is 28%; the maximum corporate tax rate applicable to ordinary income and net capital gains is 35% (except that to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of income tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.



             Capital Gain Distributions. To the extent that the Fund recognizes long-term capital gains, such gains will be distributed at least annually and these distributions will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to the shareholders not later than 60 days after the close of the Fund's taxable year.



             Other Distributions. Although dividends will be declared daily based on the Fund's daily earnings, for federal income tax purposes, the Fund's earnings and profits will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For federal income tax purposes, only amounts paid out of earnings and profits will qualify as dividends. Thus, if during a taxable year the Fund's declared dividends (as declared daily throughout the year) exceed the Fund's net income (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a dividend. It is expected that the Fund's net income, on an annual basis, will equal the dividends declared during the year.





             Disposition of Fund Shares. If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. In addition, any loss realized by a shareholder upon the sale or redemption of Fund shares held less than six months is disallowed to the extent of any exempt-interest dividends received thereon by the shareholder. These rules shall not apply, however, to losses incurred under a periodic redemption plan.






             If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or of a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.






             Taxation of Fund Investments. Gains or losses on sales of portfolio securities by the Master Portfolio will generally be long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases such as where the Master Portfolio acquires a put or writes a call thereon. Gains recognized on the disposition of a debt obligation purchased by the Master Portfolio at a market discount (generally at a price less than its principal amount) will generally be treated as ordinary income to the extent of the portion of market discount which accrued during the period of time the Master Portfolio held the debt obligation. Other gains or losses on the sale of portfolio securities will be short-term capital gains or losses.



             Foreign Shareholders. Under the Code, distributions of net investment income by the Fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.



             Backup Withholding. The Company may be required to withhold, subject to certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges) paid or credited to an individual Fund shareholder, unless a shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS.



             Other Matters. Investors should be aware that the investments to be made by the Master Portfolio may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Master Portfolio will seek to avoid significant noncash income, such noncash income could be recognized by the Master Portfolio, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.



             The foregoing discussion and the discussions in the Prospectus address only some of the federal tax considerations generally affecting investments in the Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state or local taxes and foreign taxes.


                                 CAPITAL STOCK

             The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Organization and Capital Stock."

             The Funds have only one class of shares, but other of the Company's portfolios are comprised of two or more classes of shares. With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote will be voted separately by portfolio of the Company unless otherwise required by the 1940 Act, in which case all shares will be voted in the aggregate. For example, a change in one of the Funds' fundamental investment policies would be voted upon only by shareholders of such Fund and not by shareholders of the Company's other investment portfolios. Additionally, approval of an advisory contract is a matter to be determined separately by portfolio. Approval by the shareholders of one portfolio is effective as to that portfolio whether or not sufficient votes are received from the shareholders of the other portfolios to approve the proposal as to those portfolios. As used in the Prospectus and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Company may dispense with annual meetings of shareholders in any year in which it is not required to elect Directors under the 1940 Act.

             Each share of a class of a Fund represents an equal proportional interest in the Fund and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of a Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to the Fund or a portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.


             Shares have no preemptive rights. All shares, when issued in accord with the Prospectus and for the consideration described therein, will be fully paid and non-assessable by the Company.



             The Trust is a business trust organized under the laws of Delaware. In accordance with Delaware law and in connection with the tax treatment sought by the Trust, the Trust's Declaration of Trust provides that its investors would be personally responsible for Trust liabilities and obligations, but only to the extent the Trust property is insufficient to satisfy such liabilities and obligations. The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of the Trust, its investors, Trustees, officers, employees and agents covering possible tort and other liabilities, and that investors will be indemnified to the extent they are held liable for a disproportionate share of Trust obligations. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

             The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee's office.

             The interests in the Master Portfolios have substantially identical voting and other rights as those rights enumerated above for Fund shares. The Trust also intends to dispense with annual meetings, but will hold a special meeting and assist investor communications under the circumstances described above with respect to the Company in accord with provisions under
Section 16(c) of the Act. Whenever a Fund is requested to vote on a matter with respect to a Master Portfolio, the Fund will hold a meeting of Fund shareholders and will cast its votes as instructed by such shareholders.

             In a situation where a Fund does not receive instruction from certain of its shareholders on how to vote the corresponding shares of a Master Portfolio, the Fund will vote such shares in the same proportion as the shares for which the Fund does receive voting instructions.


             Set forth below is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of a class of the Fund or 5% or more of the voting securities of the Fund as a whole.

                        5% OWNERSHIP AS OF APRIL 1, 1997


                                        NAME AND                         TYPE                 PERCENTAGE
          FUND                          ADDRESS                      OF OWNERSHIP               OF FUND
          ----                          -------                      ------------               -------
  SHORT-TERM MUNICIPAL    Wells Fargo Bank Agent FBO                    Record                   5.98%
      INCOME FUND         Alma Properties
                          201 3rd Street, 11th Floor
                          San Francisco, CA  94163

                          Wells Fargo Bank Agent FBO                    Record                   6.26%
                          for LTP
                          c/o SSP MAC 0187-112
                          201 3rd Street, 11th Floor
                          San Francisco, CA  94163

                          Richard M. Jacobsen &                         Record                   5.83%
                          Susan P. Jacobsen TTEES
                          Richard & Susan Jacobsen Family TR
                          3201 Ash Street
                          Palo Alto, CA  94306

                          Herman & Raymond Christensen                Beneficial                21.13%
                          801 American Street
                          San Carlos, CA  94070
                          JJ & W                                      Beneficial                12.57%
                          P.O. Box 5807
                          Redwood City, CA  94063

 SHORT-TERM GOVERNMENT-   Wells Fargo Bank Agent FBO                    Record                   9.12%
 CORPORATE INCOME FUND    Victoria Partnership
                          201 3rd Street, 11th Floor
                          San Francisco, CA  94163

                          Wells Fargo Bank Agent FBO                    Record                  19.37%
                          Xeruco
                          201 3rd Street, 11th Floor
                          San Francisco, CA  94163

                          Wells Fargo Bank Agent FBO                    Record                  10.78%
                          Hiller Museum
                          201 3rd Street, 11th Floor
                          San Francisco, CA  94163

                                       NAME AND                         TYPE                 PERCENTAGE
         FUND                          ADDRESS                      OF OWNERSHIP               OF FUND
         ----                          -------                      ------------               -------
SHORT-TERM GOVERNMENT    Kimball Medical Center                      Beneficial                14.75%
CORPORATE INCOME FUND    600 River Avenue
                         Lakewood, NJ  08701

                         Wells Fargo Bank Agent FBO                  Beneficial                26.32%
                         for Cable SAT System
                         201 3rd Street, 11th Floor
                         San Francisco, CA  94163




             For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).


                                     OTHER

             The Registration Statements of the Trust and the Company, including the Funds' Prospectus, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                              INDEPENDENT AUDITORS

             KPMG Peat Marwick LLP has been selected as the independent auditors for the Company and the Trust. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                             FINANCIAL INFORMATION


             The portfolio of investments, audited financial statements and independent auditors' reports for each Fund for the year ended December 31, 1996, are incorporated into this SAI by reference to the Company's Annual Report as filed with the SEC on March 11, 1997. The portfolio of investments, audited financial statements and independent auditors' reports are attached to all SAIs delivered to shareholders or prospective shareholders.

                                    APPENDIX


             The following is a description of the ratings given by Moody's and S&P to corporate bonds and municipal bonds, municipal notes, and corporate and municipal commercial paper.



Corporate and Municipal Bonds



             Moody's: The four highest ratings for corporate and municipal bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in face have speculative characteristics as well. Moody's also applies numerical modifiers in its rating system: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.



             S&P:  The four highest ratings for corporate bonds are "AAA,"
"AA," "A" and "BBB." Bonds rated "AAA" have the "highest rating" assigned by S&P and have "an extremely strong capacity" to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity" to pay interest and repay principal and "differ from the highest rated obligations only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate protection parameters" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.



Commercial and Municipal Notes



             Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or VMIG 1" are judged to be of the "best quality." Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins of protections "ample although not as large as in the preceding group." Notes rated "MIG 3" or VMIG 3" are of "favorable quality," with all security elements accounted for, but lacking the strength of the preceding grades.



             S&P: The two highest ratings for corporate, state and municipal notes are "SP-1" and "SP-2." The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+" The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.



Corporate and Municipal Commercial Paper



             Moody's: The highest rating for corporate, state and municipal commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior ability for repayment of short-term debt obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of senior short-term debt obligations," but earnings trends, while sound, will be subject to more variation.



             S&P: The "A-1" rating for corporate, state and municipal commercial paper is rated "in the highest category" by S&P and "the obligor's capacity to meet its financial commitment on the obligation is strong." The "A-1+" rating indicates that said capacity is "extremely strong." The A-2 rating indicates that said capacity is "satisfactory," but that corporate and municipal commercial paper rated "A-2" is "more susceptible" to the adverse effects of changes in economic conditions or other circumstances than commercial paper rated in higher rating categories.

                          OVERLAND EXPRESS FUNDS, INC.


                           Telephone: (800) 552-9612

                      STATEMENT OF ADDITIONAL INFORMATION

                               Dated May 1, 1997



                            SMALL CAP STRATEGY FUND

                       ----------------------------------


              Overland Express Funds, Inc. (the "Company") is an open-end, series investment company. This Statement of Additional Information ("SAI") contains information about one of the Company's funds -- the SMALL CAP STRATEGY FUND (the "Fund"). The Fund is authorized to issue three classes of shares -- Class A Shares, Class B Shares and Class D Shares. Class A and Class D Shares are currently being offered and Class B Shares will be offered at a later date. This SAI relates to all three classes of shares. The investment objective of the Fund is described in the Prospectus under the heading "Investment Objective, Policies and Restrictions."



              The Fund seeks to achieve its investment objective by investing all of its assets in the Small Cap Master Portfolio (at times, the "Master Portfolio") of Master Investment Trust ("MIT"), which has the same investment objective as the Fund. The Fund may withdraw its investment in the Small Cap Master Portfolio at any time, if the Board of Directors of the Company determines that such action is in the best interests of the Fund and its shareholders. Upon such withdrawal, the Company's Board would consider alternative investments, including investing all of the Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund's assets in accordance with the investment policies and restrictions described in the Prospectus and below with respect to MIT.



              This SAI is not a Prospectus and should be read in conjunction with the Fund's Prospectus, dated May 1, 1997. All terms used in this SAI that are defined in the Prospectus will have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by writing Stephens Inc. ("Stephens"), the Company's sponsor, co-administrator and distributor, at 111 Center Street, Little Rock, Arkansas 72201, or calling the Transfer Agent at the telephone number indicated above.


                       ----------------------------------


                               TABLE OF CONTENTS
                                                                         Page
                                                                         ----
Investment Restrictions...............................................   3
Additional Permitted Investment Activities............................   5
Management............................................................   5
Distribution Plans....................................................  11
Class A Administrative Servicing Plan.................................  12
Class B and D Servicing Plans.........................................  12
Performance Calculations..............................................  13
Determination of Net Asset Value......................................  17
Additional Purchase and Redemption Information........................  17
Portfolio Transactions................................................  18
Fund Expenses.........................................................  20
Federal Income Taxes..................................................  21
Capital Stock.........................................................  25
Other.................................................................  29
Independent Auditors..................................................  29
Financial Information.................................................  29
Appendix..............................................................  A-1

                           INVESTMENT RESTRICTIONS

              The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Investment Objectives and Policies."


              Fundamental Investment Policies. The Fund and the Master Portfolio are subject to the following investment restrictions, all of which are fundamental policies. These restrictions cannot be changed, as to either the Fund or the Master Portfolio, without approval by the holders of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund or the Master Portfolio, as appropriate. Whenever the Fund is requested to vote on a fundamental policy of the Master Portfolio, the Fund will hold a meeting of Fund shareholders and it will cast its votes as instructed by such shareholders.



              The Fund and the Master Portfolio may not:


              (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities; and provided further, that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (1);


              (2) purchase or sell real estate (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein, including mortgage pass through securities), commodities or commodity contracts or interests in oil, gas, or other mineral exploration or development programs;


              (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities;

              (4) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Fund of securities issued by a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund shall not constitute an underwriting for purposes of this paragraph (4);

              (5) make investments for the purpose of exercising control or management; provided that the Fund may invest all its assets in a diversified, open-end management company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (5);

              (6) issue senior securities, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowings exceed 5% of its net assets);

              (7) make loans of portfolio securities having a value that exceeds 33 1/3% of the current value of its total assets, provided that, this restriction does not apply to the purchase of fixed time deposits, repurchase agreements, commercial paper and other types of debt instruments commonly sold in a public or private offering; nor

              (8) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, with respect to 75% of its total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or, with respect to 100% of its total assets, the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that the Fund may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as such Fund, without regard to the limitations set forth in this paragraph (8).

              With respect to fundamental investment policy (7), the Fund and the Master Portfolio do not intend to loan their portfolio securities during the coming year.


              Non-Fundamental Investment Policies. The Fund and the Master Portfolio are subject to the following investment restrictions, all of which are non-fundamental policies. These restrictions may be changed by a vote of a majority of the Directors of the Company or the Trustees of MIT, as the case may be, at any time.



              The Fund and the Master Portfolio may not:


              (1) purchase or retain securities of any issuer if the officers or directors of the Fund or its Investment Adviser owning beneficially more than one-half of one percent (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities;

              (2) purchase or sell real estate limited partnership interests;

              (3) invest in securities of issuers who, with their predecessors, have been in existence less than three years, unless the securities are fully guaranteed or insured by the U.S. Government if, by reason thereof, the value of its aggregate investment in such securities will exceed 5% of its total assets;

              (4) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in the securities of any one issuer;

              (5) invest more than 15% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days;

              (6) In addition, as a matter of non-fundamental policy, the Fund may invest in shares of other open-end, management investment companies, subject to the limitations of Section 12(d)(1) of the Act, provided that any such purchases will be limited to temporary investments in shares of unaffiliated investment companies and the Investment Adviser will waive its advisory fees for that portion of the Fund's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition; nor

              (7) invest more than 25% of their respective net assets in securities of foreign governmental and foreign private issues that are denominated in and pay interest in U.S. dollars.

              Notwithstanding any other investment policy or limitation (whether or not fundamental), the Fund may invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as the Fund. A decision to so invest all of its assets may, depending on the circumstances applicable at the time, require approval of shareholders.


                  ADDITIONAL PERMITTED INVESTMENT ACTIVITIES



              Warrants. The Small Cap Fund may invest no more than 5% of its net assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities) and not more than 2% of its net assets in warrants which are not listed on the NYSE or American Stock Exchange. Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The Funds may only purchase warrants on securities in which such Fund may invest directly.



              Custodial Receipts for Treasury Securities. The Fund may purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATS) or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors. Investments by the Fund in such participations will not exceed 5% of the value of the Fund's total assets.





                                  MANAGEMENT



              The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Management of the Funds." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.


                                                                           Principal Occupation
Name, Address And Age                        Position                      During Past 5 Years
---------------------                        --------                      --------------------
  Jack S. Euphrat, 74                        Director                      Private Investor.
  415 Walsh Road
  Atherton, CA 94207

 *R. Greg Feltus, 45                         Director, Chairman and        Senior Vice President of Stephens;
                                             President                     Manager of Financial Services Group;
                                                                           President of Stephens Insurance
                                                                           Services Inc.; Senior Vice President
                                                                           of Stephens Sports Management Inc.;
                                                                           and President of Investor Brokerage
                                                                           Insurance Inc.

  Thomas S. Goho, 54                         Director                      T.B. Rose Faculty Fellow Business,
  321 Beechcliff Court                                                     Wake Forest University Calloway
  Winston-Salem, NC 27104                                                  School of Business and Accountancy;
                                                                           Associate Professor of Finance of the
                                                                           School of Business and Accounting at
                                                                           Wake Forest University since 1983.

  Joseph N. Hankin, 55                       Director                      President Westchester Community
  75 Grasslands Road                                                       College since 1971; President of Hartford
  Valhalla, NY  10595                                                      Junior College from 1967 to 1971;
                                                                           Adjunct Professor of Columbia University
                                                                           Teachers College since 1976.

 *W. Rodney Hughes, 70                       Director                      Private Investor.
  31 Dellwood Court
  San Rafael, CA 94901

  Robert M. Joses, 78                        Director                      Private Investor.
  47 Dowitcher Way
  San Rafael, CA 94901

 *J. Tucker Morse, 52                        Director                      Private Investor; Real Estate
  10 Legrae Street                                                         Developer; Chairman of Renaissance
  Charleston, SC 29401                                                     Properties Ltd.; President of Morse
                                                                           Investment Corporation; and
                                                                           Co-Managing Partner of Main Street
                                                                           Ventures.

  Richard H. Blank, Jr., 40                  Chief Operating Officer,      Associate of Financial Services Group
                                             Secretary and Treasurer       of Stephens; Director of Stephens
                                                                           Sports Management Inc.; and Director
                                                                           of Capo Inc.


                              COMPENSATION TABLE
                     For the Year Ended December 31, 1996



                                       Aggregate Compensation             Total Compensation from
       Name and Position                 from Registrant               Registrant and Fund Complex
       -----------------               ----------------------          ---------------------------
        Jack S. Euphrat                       $10,500                             $31,500
            Director

        *R. Greg Feltus                          0                                   0
            Director

         Thomas S. Goho                       10,500                              31,500
            Director

         *Zoe Ann Hines                          0                                   0
            Director
  (resigned September 6, 1996)

        Joseph N. Hankin                        500                                1,500
            Director

       *W. Rodney Hughes                       8,750                              26,250
            Director

        Robert M. Joses                       10,500                              31,500
            Director

        *J. Tucker Morse                       8,750                              26,250
            Director





              Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Stagecoach Funds, Inc., Stagecoach Trust, Life & Annuity Trust and Master Investment Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin, who only serves the aforementioned members of the Wells Fargo Fund Complex, and Zoe Ann Hines who, after September 6, 1996, only serves the aforementioned members of the BGFA Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

              As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.


              MASTER/FEEDER STRUCTURE. The Fund seeks to achieve its investment objective by investing all of its assets in the Small Cap Master Portfolio of MIT. The Fund and other entities investing in the Master Portfolio are each liable for all obligations of the Master Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and MIT itself is unable to meet its obligations. Accordingly, the Company's Board of Directors believes that neither the Fund nor its shareholders will be adversely affected by investing Fund assets in the Master Portfolio. However, if a mutual fund or other investor withdraws its investment from the Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Company's Board believes may be available through investment in the Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise. See "Management of the Funds" in the Prospectus for additional description of the Fund's and Master Portfolio's expenses and management.



              The Fund may withdraw its investment in the Master Portfolio only if the Company's Board of Directors determines that such action is in the best interests of the Fund and its shareholders. Upon such withdrawal, the Company's Board would consider alternative investments, including investing all of the Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to the Master Portfolio.



              The investment objective and other fundamental policies of the Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding interests. See "Investment Objectives and Policies" in the Prospectus. Whenever the Fund, as an interestholder of the Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters. The Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders.



              Certain policies of the Master Portfolio which are non-fundamental may be changed by vote of a majority of MIT's Trustees without interestholder approval. If the Master Portfolio's investment objective or fundamental or non-fundamental policies are changed, the Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The Fund may also elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its objective. In the latter case, the Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund. The Fund will provide shareholders with 30 days' written notice prior to the implementation of any change in the investment objective of the Fund or the Master Portfolio, to the extent possible. See "Investment Objective and

Policies" in the Prospectus for additional information regarding the Fund's and the Master Portfolio's investment objectives and policies.



              INVESTMENT ADVISER. The Fund has not engaged an investment adviser. The Master Portfolio (which has the same investment objective as the Fund, and in which the Fund invests all its assets) is advised by Wells Fargo Bank. Wells Fargo Bank furnishes to the Master Portfolio investment guidance and policy direction in connection with the daily portfolio management of the Master Portfolio. Wells Fargo Bank furnishes to the Board of Trustees of MIT periodic reports on the investment strategy and performance of the Master Portfolio. Wells Fargo Bank has agreed to provide to the Master Portfolio, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition, credit conditions and average maturities of the Master Portfolio. For its services as investment adviser to the Master Portfolio, Wells Fargo Bank is entitled to receive a monthly fee at the annual rate of 0.60% of the Master Portfolio's average daily net assets.



              For the period begun September 16, 1996 (commencement of operations) and ended December 31, 1996, the Master Portfolio paid to Wells Fargo Bank $5,368 in advisory fees attributable to the Fund. No fees were waived.



              The Master Portfolio's Advisory Contract will continue in effect for more than two years provided the continuance is approved annually (i) by the holders of a majority of the Master Portfolio's outstanding voting securities or by MIT's Board of Trustees and (ii) by a majority of the Trustees of MIT who are not parties to the Advisory Contract or "interested persons" (as defined in the Act) of any such party. The Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.






              ADMINISTRATOR AND CO-ADMINISTRATOR. The Company has retained Wells Fargo Bank as administrator and Stephens as co-administrator on behalf of the Fund. In addition, MIT has retained Wells Fargo Bank as administrator and Stephens as co-administrator on behalf of the Master Portfolio. Under the respective Administration and Co-Administration Agreements, Wells Fargo Bank and Stephens provide as administration services, among other things: (i) general supervision of the Fund's and the Master Portfolio's operations, including coordination of the services performed by the investment adviser (in the case of the Master Portfolio), transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for the Fund and the Master Portfolio; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's and MIT's Officers, Directors and Trustees. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the Fund's and the Master Portfolio's business together with ordinary clerical and bookkeeping services. Stephens pays the compensation of MIT's and the Company's Directors/Trustees, Officers and employees who are affiliated with Stephens. The administrator and co-administrator are entitled to receive from the Fund a monthly fee of 0.04% and 0.02%, respectively, of the average daily net assets of the Fund.

              For the period begun September 16 and ended December 31, 1996, Stephens served as sole administrator to the Fund and provided the Fund with essentially the same services described above, Stephens was entitled to receive a monthly fee at the annual rate of 0.05% of the Fund's average daily net assets. For this period Stephens received $907 in administration fees from the Fund.



              SPONSOR AND DISTRIBUTOR. As discussed in the Fund's Prospectus under the heading "Management of the Funds," Stephens serves as the Fund's sponsor and distributor.



              SHAREHOLDER SERVICING AGENT. The Fund has entered into a shareholder servicing agreement with Wells Fargo Bank. For the period begun September 16 and ended December 31, 1996, the Fund paid $754 in shareholder servicing fees for Class D Shares.



              CUSTODIAN. Wells Fargo has been retained to act as custodian for the Fund and the Master Portfolio. The custodian, among other things, maintains a custody account or accounts in the name of the Fund and the Master Portfolio, receives and delivers all assets for the Fund and the Master Portfolio upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the Fund and the Master Portfolio and pays all expenses of the Fund and the Master Portfolio. For its services as custodian, Wells Fargo receives an asset-based fee and transaction charges from the Master Portfolio. For the period begun September 16 and ended December 31, 1996, the Master Portfolio paid $298 in custody fees attributable to the Fund.



              TRANSFER AND DIVIDEND DISBURSING AGENT. Wells Fargo Bank has been retained to act as transfer and dividend disbursing agent for the Fund and the Master Portfolio. For its services as transfer and dividend disbursing agent for the Fund, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.14% of the average daily net assets of each class of shares. Under the prior transfer agency agreement for the Fund, Wells Fargo Bank was entitled to receive monthly payments at the annual rate of 0.07% of the Fund's average daily net assets, regardless of Class, as well as reimbursement for all reasonable out-of-pocket expenses. For the period begun September 16 and ended December 31, 1996, the Fund did not pay any transfer and dividend disbursing agency fees.



              UNDERWRITING COMMISSIONS. For the year ended December 31, 1994, the aggregate dollar amount of underwriting commissions paid on sales/redemptions of the Company's shares to Stephens was $1,408,759, and Stephens retained $1,351,388 of such commissions. WFSI and its registered representatives received $57,371 of such commissions.



              For the year ended December 31, 1995, the aggregate dollar amount of underwriting commissions paid on sales/redemptions of the Company's shares was $1,424,127, and Stephens retained $152,656 of such commissions. WFSI and its registered representatives received $31,366 of such commissions.

              For the year ended December 31, 1996, the aggregate dollar amount of underwriting commissions paid on sales/ redemptions of the Company's shares was $1,777,985, and Stephens retained $152,656 of such commissions. WFSI and its registered representatives received $255,147 and $1,327,199 respectively of such commissions for the year.



              COLLECTIVE INVESTMENT FUND MANAGEMENT FEES. Prior to September 16, 1996, Wells Fargo Bank provided management and administrative services to the Collective Investment Fund. For these services Wells Fargo Bank charged fees at an annual rate of 0.75% of the Collective Investment Fund's average net assets. Wells Fargo was also entitled to be reimbursed by the Collective Investment Fund for expenses incurred on its behalf, excluding costs incurred in establishing and organizing the Fund. The Collective Investment Fund was entitled to pay up to 0.10% of its net assets for "Audit Expenses." There were no sales charges. The Collective Investment Fund paid all brokerage commissions incurred on its portfolio transactions.


                              DISTRIBUTION PLANS


              As indicated in the Prospectus, the Fund, on behalf of each class of its shares, has adopted a Plan under Section 12(b) of the Act and Rule 12b-1 thereunder (the "Rule"). Pursuant to the Plan for Class A Shares, the Fund may defray all or part of the actual cost of preparing and printing prospectuses and other promotional materials and of providing such prospectuses and other promotional materials to prospective shareholders of the Fund and may compensate personnel of the distributor or reimburse the distributor for compensation paid to selling agents for distribution-related or sales support services and may pay for any other activities primarily intended to result in the sale of Class A shares of the Fund. Payments also may be used to compensate or reimburse servicing agents for shareholder liaison services provided by entities that are dealers of record or that have a servicing relationship with the beneficial owners of Class A shares of the Fund under a shareholder servicing agreement in substantially the form approved by the Board of Directors. Total payments under the Plan may not exceed 0.25% of the average daily net assets of the Class A shares of the Fund on an annual basis.



           Pursuant to the Plan for Class D Shares, the Company may pay to Stephens Inc. ("Distributor"), as compensation for distribution-related services provided, or reimbursement for distribution-related expenses incurred, a monthly fee at an annual rate of up to 0.75% of the Fund's average daily net assets attributable to Class D shares. The actual fee payable to the Distributor shall, within such limit, be determined from time to time by mutual agreement between the Company and the Distributor. The Distributor may enter into selling agreements with one or more selling agents under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to them. The Distributor may retain any portion of the total distribution fee payable hereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.



              For the period begun September 16 and ended December 31, 1996, the Fund's distributor received the following amounts of 12b-1 fees for the specified purposes set forth below under each Plan.



                               Printing &
                                Mailing          Marketing      Compensation to
                   Total       Prospectus        Brochures      Underwriters
                   -----       ----------        ---------      ---------------
      Class A     $1,498           N/A              N/A              $1,498
      Class D     $2,310           N/A              N/A              $2,310


              Each Plan will continue in effect from year to year if its continuance is approved by a majority vote of both the directors of the Company and the Qualified Directors. Agreements related to the Plans also must be approved by such vote of the directors and the Qualified Directors. Such agreements will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Fund. The Plans may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Fund, and no material amendment to a Plan may be made except by a majority of both the directors of the Company and the Qualified Directors.

              The Plans require that the Treasurer of the Fund shall provide to the directors, and the directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefore) under such Plan. The Rule also requires that the selection and nomination of directors who are not "interested persons" of the Company be made by such disinterested directors.



                    CLASS A ADMINISTRATIVE SERVICING PLAN




              As indicated in the Fund's Prospectus, the Fund has adopted a Shareholder Administrative Servicing Plan (the "Administrative Servicing Plan") with respect to its Class A shares. Pursuant to the Administrative Servicing Plan, the Fund may enter into administrative servicing agreements with administrative servicing agents (which may include Wells Fargo and its affiliates) who are dealers/holders of record, or that otherwise have a servicing relationship with the beneficial owners, of the Fund's Class A shares. Administrative servicing agents agree to perform administrative shareholder services which may include, among other things, maintaining an omnibus account with the Fund, aggregating and transmitting purchase, exchange and redemption orders to the Fund's Transfer Agent, answering customer inquiries regarding a shareholder's accounts in the Fund, and providing such other services as the Company or a customer may reasonably request. Administrative servicing agents are entitled to a fee which will not exceed 0.25%, on an annualized basis, of the average daily net assets of the Class A shares represented by the shares owned of record or beneficially by the customers of the administrative servicing agent during the period for which payment is being made. In no case shall shares be sold pursuant to the Class A Rule 12b-1 Plan while being sold pursuant to its Administrative Servicing Plan.



                        CLASS B AND D SERVICING PLANS



              As indicated in the Fund's Prospectus, the Fund has adopted Servicing Plans ("Servicing Plans") with respect to each of its Class B and Class D shares.



              Under the Servicing Plans and pursuant to the Servicing Agreements, the Fund may pay one or more servicing agents, as compensation for performing shareholder administrative and liaison services, a fee at an annual rate of up to 0.25% of the average daily net assets of the Fund attributable to its Class B and Class D Shares. The actual fee payable to servicing agents is determined, within such limit, from time to time by mutual agreement between the Company and each servicing agent and will not exceed the maximum service fees payable by mutual funds sold by members of the NASD under the Conduct Rules of the NASD.


              The Servicing Plans will continue in effect for successive annual periods provided that such Plans are not specifically terminated by a majority vote of both the Directors of the Company and the Servicing Plans Qualified Directors. Any form of Servicing Agreement related to the Servicing Plans also must be approved by such vote of the Directors and the Servicing Plans Qualified Directors. Servicing Agreements will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding Class B or Class D Shares of the Fund. The Servicing Plans may not be amended to increase materially the amount payable thereunder without the approval of a majority of the outstanding Class B or Class D Shares of the Fund, and no material amendment to the Servicing Plans may be made except by a majority of both the Directors of the Company and the Qualified Directors.


              The Servicing Plans require that the Company's Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plans.



                           PERFORMANCE CALCULATIONS





              TOTAL RETURN. As indicated in the Prospectus, the Fund may advertise certain total return information for a class of shares, computed in the manner described in the Prospectus. As and to the extent required by the Commission, an average annual compound rate of return ("T") will be computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment in a class of shares ("P") over a period of years ("n") according to the following formula: P(1+T)n = ERV. In addition, as indicated in the Prospectus, the Fund also may, at times, calculate total return for a class of shares based on net asset value per share (rather than the public offering price), in which case the figures would not reflect the effect of any sales charges that would have been paid by an investor, or would be based on the assumption that a sales charge other than the maximum sales charge (reflecting a Volume Discount) was assessed, provided that total return data derived pursuant to the calculation described above also are presented.


              In addition to the above performance information, the Fund may also advertise the cumulative total return of a class. The cumulative total return for such periods is based on the overall percentage change in value of a hypothetical investment in a class of shares, assuming all dividends and capital gain distributions are reinvested in shares of that class, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

              Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year.


              The total return information presented below and advertised by the Fund prior to September 16, 1996, the date the Fund commenced operations, is based upon the prior performance of the Collective Investment Fund. The performance information is adjusted to reflect each class' current level of operating expenses.

               For the Applicable Period Ended December 31, 1996

              Average Annual Total Return          Cumulative Total Return
          -----------------------------------  --------------------------------
          Inception(1)  Inception   One Year   One Year  Inception   Inception
           With Sales    No Sales  With Sales  No Sales  With Sales   No Sales
CLASS       Charge(2)     Charge     Charge     Charge     Charge     Charge
-----     ------------  ---------  ----------  --------  ----------  ----------

  A           39.20%      42.18%     15.06%     20.49%     15.06%      20.49%
  D           41.09%      41.09%     19.01%     19.57%     19.01%      19.57%



-------------
(1) The Small Cap Strategy Fund commenced operations on September 16, 1996, as the successor to Small Capitalization Growth Fund for BRP Employment Retirement Plans, an unregistered bank collective investment fund (the "Predecessor Fund") which, in turn, commenced operations on November 2, 1994.

(2) For Class A Shares, there is a front-end sales charge of 4.50%. For Class D Shares, there is a maximum contingent deferred sales charge ("CDSC") of 3.00%.

    OTHER. From time to time and only to the extent the comparison is appropriate for a class of shares of the Fund, the Company may quote the performance or price-earning ratio of a class of shares of the Fund in advertising and other types of literature as compared to the performance of the 1-year Treasury Bill Rate, the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Years Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), Bank Averages (which is calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), Ten Year U.S. Government Bond Average, S&P's Corporate Bond Yield Averages, Schabacter Investment Management Indices, Salomon Brothers High Grade Bond Index, Lehman Brothers Long-Term High Quality Government/Corporate Bond Index, other managed or unmanaged indices or performance data of bonds, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of a class of shares of the Fund also may be compared to the performance of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The performance of a class of shares of the Fund will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. Any such comparisons may be useful to investors who wish to compare the class' past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results. The

Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.



              From time to time, the Company may quote in advertising and other types of literature, the average market capitalization and the weighted market capitalization of the Fund's portfolio, as well as the portfolio's beta coefficient ("beta") and may compare such quotations to similar quotations from a benchmark index such as the Russell 2000 or Russell 3000 Index or other managed or unmanaged indices and mutual funds having similar objectives. The market capitalization of a company is an amount equal to the market price per share multiplied by the number of shares outstanding. The average market capitalization of the Fund's portfolio is the average of the market capitalizations of the companies in which the Fund invests. The weighted market capitalization of the Fund's portfolio is the total of the market capitalizations of the companies in which the Fund invests, adjusted to reflect the percentage of the Fund's portfolio invested in each such company. The "beta" is a coefficient measuring the volatility of a stock or portfolio relative to the rest of the market for such stocks or portfolios. For example, if an index has a beta coefficient of 1, then stocks or portfolios represented in that index with a beta higher than 1 are more volatile than the market represented by that index, and those with a beta lower than 1 will rise and fall more slowly than such market.


              In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

              The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for a class of shares of the Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a class of shares of the Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a class of shares of the Fund or the general economic, business, investment, or financial environment in which the Fund operates;
(iii) the effect of tax-deferred compounding on the investment returns of a class of shares of the Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a class of shares of the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which the Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the historical performance or current or potential value of a class of shares of the Fund with respect to the particular industry or sector.

              The Company also may discuss in advertising and other types of literature that the Fund has been assigned a rating by an NRSRO, such as S&P or Moody's. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or the unavailability of, information relating to the Fund or its investments. The Company may compare the performance of the Fund with other investments that are assigned ratings by the NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.


              The Company also may disclose, in advertising and other types of literature, information and statements that Wells Capital Management, Inc. ("WCM" formerly, Wells Fargo Investment Management) a subsidiary of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1996 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by the Company's investment adviser and the total amount of assets under management by Wells Fargo Bank. As of April 1, 1997, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $57 billion of assets of individuals, trusts, estates and institutions and $20 billion of mutual fund assets.



              The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

                       DETERMINATION OF NET ASSET VALUE




              Net asset value per share for each class of the Fund and net asset value per unit of the Master Portfolio are each determined on each day the Fund is open as of 1:00 p.m. (Pacific time).



              Securities of the Master Portfolio for which market quotations are available are valued at latest prices. Any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the latest bid price quoted on such day. In the case of other securities, including U.S. Government securities but excluding money market instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Money market instruments maturing in 60 days or less are valued at amortized cost. The assets of the Master Portfolio other than money market instruments maturing in 60 days or less are valued at latest quoted bid prices. Prices may be furnished by a reputable independent pricing service approved by the Board of Trustees. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of the Master Portfolio for which current market quotations are not readily available are valued at fair value as determined in good faith by MIT's Trustees and in accordance with procedures adopted by the Trustees.


              Expenses and fees, including advisory fees are accrued daily and are taken into account for the purpose of determining the net asset value of the Master Portfolio's interests and the Fund's shares.



                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION



               Shares may be purchased on any day the Fund is open. The Fund is open for business each day the New York Stock Exchange ("NYSE") is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.



              Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Fund as described in the Prospectuses. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

              Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation), an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.



              The Company may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act.



              In addition, the Company may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund as provided from time to time in the Prospectus.


                            PORTFOLIO TRANSACTIONS


              Purchases and sales of equity securities on a securities exchange Portfolio usually are effected through brokers who charge a negotiated commission for their services. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in light of generally prevailing rates. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Stephens or Wells Fargo Securities Inc. In the over- the-counter-market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.



           Purchases of debt securities generally are principal transactions. Debt securities normally are purchased or sold from or to dealers serving as market makers for the securities at a net price. Debt securities also may be purchased in underwritten offerings or directly from an issuer.
Generally debt obligations are traded on a net basis and do not involve brokerage commissions. The cost of executing transactions in debt securities consists primarily of dealer spreads and underwriting commissions.



              Under the 1940 Act, persons affiliated with MIT are prohibited from dealing with MIT as a principal in the purchase and sale of portfolio securities unless an exemptive order allowing such transactions is obtained from the Commission or an exemption is otherwise available. The Master Portfolio may purchase securities from underwriting syndicates of which Stephens or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the Act and in compliance with procedures adopted by MIT's Board of Trustees.



              MIT has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by MIT's Board of Trustees, Wells Fargo is responsible for the Master Portfolio's investment decisions and the placing of portfolio transactions. In placing orders, it is the policy of MIT to obtain the best overall terms taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. Wells Fargo Bank generally seeks reasonably competitive spreads or commissions.



              In assessing the best overall terms available for any transaction, Wells Fargo Bank considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Wells Fargo Bank may cause the Master Portfolio to pay a broker/dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that Wells Fargo Bank determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker/dealer, viewed in terms of either the particular transaction or the overall responsibilities of Wells Fargo Bank. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond, and government securities markets and the economy.



              Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by Wells Fargo Bank and does not reduce the advisory fees payable by the Master Portfolio. MIT's Board of Trustees will periodically review the commissions paid by the Master Portfolio to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Master Portfolio. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which Wells Fargo Bank exercises investment discretion. Conversely, the Master Portfolio may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.



              Under Section 28(e) of the Securities Exchange Act of 1934, an adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), an adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities." Accordingly, the price to the Master Portfolio in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.



              Broker/dealers utilized by Wells Fargo Bank may furnish statistical, research and other information or services which are deemed by Wells Fargo Bank to be beneficial to the Master Portfolio's investment programs. Research services received from brokers supplement Wells Fargo Bank's own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; portfolio management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to Wells Fargo Bank and to MIT's Trustees with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

              The outside research assistance is useful to Wells Fargo Bank since the brokers utilized by Wells Fargo Bank as a group tend to follow a broader universe of securities and other matters than the staff of Wells Fargo Bank can follow. In addition, this research provides Wells Fargo Bank with a diverse perspective on financial markets. Research services which are provided to Wells Fargo Bank by brokers are available for the benefit of all accounts managed or advised by Wells Fargo Bank. It is the opinion of Wells Fargo Bank that this material is beneficial in supplementing their research and analysis; and, therefore, it may benefit the Master Portfolio by improving the quality of Wells Fargo Bank's investment advice.



              BROKERAGE COMMISSIONS. For the period ended December 31, 1996, the Master Portfolio paid brokerage commissions in the amount of $10,840.



              SECURITIES OF REGULAR BROKER/DEALERS. As of December 31, 1996, the Master Portfolio owned securities (pooled repurchase agreements) of its "regular brokers or dealers" or their parents as defined in the Act, as follows: $800,000 of JP Morgan, $1,200,000 of HSBC Securities and $1,223,000 of Goldman Sachs.



              PORTFOLIO TURNOVER. Portfolio turnover generally involves some expenses to the Master Portfolio, including brokerage commissions or dealer mark-ups and other transactions costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gains tax consequences. The portfolio turnover rate will not be a limiting factor when Wells Fargo deems portfolio changes appropriate.




                                FUND EXPENSES



              From time to time, Wells Fargo Bank and Stephens may waive fees from the Fund in whole or in part. Any such waiver will reduce Fund expenses and, accordingly, have a favorable impact on the Fund's performance. Except for the expenses borne by Wells Fargo Bank and Stephens, the Fund bears all costs of its operations, including the compensation of the Company's directors and the Trust's trustees who are not officers or employees of Wells Fargo Bank or Stephens or any of their affiliates; advisory, shareholder servicing, and administration fees; payments pursuant to any Plans; interest charges; taxes; fees and expenses of independent auditors; legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming Fund shares; expenses of preparing and printing Prospectuses (except the expense of printing and mailing Prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' or investors' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of the custodian, including those of keeping books and accounts and calculating the net asset value of the Fund; expenses of shareholders' or investors' meetings; expenses relating to the issuance, registration and qualification of shares of the Fund; pricing services; organizational expenses; and any extraordinary expenses. Expenses attributable to the Fund are charged against the respective assets of the Fund. A pro rata portion of the expenses of the Company are charged against the assets of the Fund.

                             FEDERAL INCOME TAXES



              In General. The following information supplements and should be read in conjunction with the Prospectus sections entitled "Dividend and Capital Gain Distributions" and "Taxes." The Prospectus of the Fund describes generally the tax treatment of distributions by the Master Portfolio and the Fund. This section of the SAI includes additional information concerning federal income taxes.



              The Company intends to qualify the Fund as a regulated investment company under Subchapter M of the Code as long as such qualification is in the best interest of the Fund's shareholders. The Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied to the Fund, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for the Fund.



              Qualification as a regulated investment company under the Code requires, among other things, that (a) the Fund derive at least 90% of its annual gross income from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities or options thereon; (b) the Fund derive less than 30% of its gross income from gains from the sale or other disposition of securities or options thereon held for less than three months; and (c) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses. For purposes of complying with these qualification requirements, the Fund will be deemed to own a proportionate share of the Master Portfolio's assets. As a regulated investment company, the Fund will not be subject to federal income tax on its net investment income and net capital gains distributed to its shareholders, provided that it distributes to its shareholders at least 90% its net investment income, including net tax-exempt income, earned in each year. The Fund intends to pay out substantially all of its net investment income and net realized capital gains (if any) for each year.



              A 4% nondeductible excise tax will be imposed on the Fund to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. The Fund will either actually or be deemed to distribute all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.



              Income and dividends received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Although in some circumstances a regulated investment company can elect to "pass through" foreign tax credits to its shareholders, the Fund does not expect to be eligible to make such an election.



              The Fund seeks to qualify as a regulated investment company by investing substantially all of its assets in the Master Portfolio. The Master Portfolio will be treated as a non-publicly traded partnership rather than as a regulated investment company or a corporation under the Code. As a non-publicly traded partnership, any interest, dividends, gains and losses of the Master Portfolio shall be deemed to have been "passed through" to the Fund (and the Master Portfolio's other investors) in proportion to the Fund's ownership interest in the Master Portfolio. Therefore, to the extent the Master Portfolio were to accrue but not distribute any interest, dividends or gains, the Fund would be deemed to have realized and recognized its proportionate share of interest, dividends or gains without receipt of any corresponding distribution. However, the Master Portfolio will seek to minimize recognition by investors of interest, dividends, gains or losses without a corresponding distribution.





              Corporate shareholders of the Fund may be eligible for the dividends-received deduction on dividends distributed out of the Fund's net investment income attributable to dividends received from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the Fund shares paying the dividends upon which the deduction is based for at least 46 days.




              Federal Income Tax Rates. As of the printing of this SAI, the maximum individual tax rate applicable to ordinary income is 39.60% (marginal rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gains is 28.00%; and the maximum corporate tax rate applicable to ordinary income and net capital gains is 35.00% (except that to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of income tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.



              Capital Gain Distributions. To the extent that the Fund recognizes long-term capital gains, such gains will be distributed at least annually and these distributions will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to shareholders not later than 60 days after the close of the Fund's taxable year.



              Disposition of Fund Shares. If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution.



              If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or of a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.



              Taxation of Fund Investments. Gains or losses on sales of portfolio securities by the Master Portfolio will generally be long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases such as where the Master Portfolio acquires a put or writes a call thereon. Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Master Portfolio at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued during the period of time the Master Portfolio held the debt obligation. Other gains or losses on the sale of portfolio securities will be short-term capital gains or losses.



              If an option written by the Master Portfolio lapses or is terminated through a closing transaction, such as a repurchase by the Master Portfolio of the option from its holder, the Master Portfolio will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Master Portfolio in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle," discussed below. If securities are sold by the Master Portfolio pursuant to the exercise of a call option written by it, the Master Portfolio will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by the Master Portfolio pursuant to the exercise of a put option written by it, the Master Portfolio will subtract the premium received from its cost basis in the securities purchased. The requirement that the Fund derive less than 30% of its gross income from gains from the sale of securities held for less than three months may limit the Master Portfolio's ability to write options.



              The amount of any gain or loss realized by a Fund on closing out a futures contract will generally result in a realized capital gain or loss for tax purposes. Futures contracts held at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes pursuant to
Section 1256 of the Code. In this regard, they will be deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss recognized on these deemed sales and sixty percent (60%) of any net realized gain or loss from any actual sales, generally will be treated as long-term capital gain or loss, and the remaining forty percent (40%) will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the "marked to market" and "60%/40%" rules. Currency transactions may be subject to Section 988 of the Code, under which foreign currency gains or losses would generally be computed separately and treated as ordinary income or losses. The Funds will attempt to monitor Section 988 transactions to avoid an adverse tax impact.



              Offsetting positions held by a regulated investment company involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256.



              If a regulated investment company were treated as entering into "straddles" by reason of its engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. The regulated investment company may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the regulated investment company may differ. Generally, to the extent the straddle rules apply to positions established by the regulated investment company, losses realized by the regulated investment company may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.



              If the Master Portfolio purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to federal income tax and an interest charge imposed by the IRS upon certain distributions from the PFIC or the Master Portfolio's disposition of its PFIC shares. If the Master Portfolio invests in a PFIC, the Fund intends to make an available election to mark-to-market its interest in PFIC shares (through the Master Portfolio). Under the election, the Fund will be treated as recognizing at the end of each taxable year the excess, if any, of the fair market value of its interest in PFIC shares over its basis in such shares. Although such excess will be taxable to the Fund as ordinary income notwithstanding any distributions by the PFIC, the Fund will not be subject to federal income tax or the interest charge with respect to its interest in the PFIC.


              Foreign Shareholders. Under the Code, distributions of net investment income by the Fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.


              Backup Withholding. The Company may be required to withhold, subject to certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges) paid or credited to an individual Fund shareholder, unless a shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS.



              Other Matters. Investors should be aware that the investments to be made by the Master Portfolio may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Master Portfolio will seek to avoid significant noncash income, such noncash income could be recognized by the Master Portfolio, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.



              The foregoing discussion and the discussions in the Prospectus address only some of the federal tax considerations generally affecting investments in a Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state or local taxes and foreign taxes.


                                CAPITAL STOCK

              The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Organization and Capital Stock."


              The Fund is comprised of three classes of shares, Class A shares, Class B shares and Class D shares. Currently, Class B shares are not offered to investors. With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote will be voted separately by portfolio unless otherwise required by the Act, in which case all shares will be voted in the aggregate. For example, a change in the Fund's fundamental investment policies would be voted upon only by shareholders of the Fund and not shareholders of the Company's other investment portfolios. Additionally, approval of an advisory contract is a matter to be determined separately by the Fund. Approval by the shareholders of one portfolio is effective as to that portfolio whether or not sufficient votes are received from the shareholders of the other portfolios to approve the proposal as to those portfolios. As used in the Prospectus and in this Statement of Additional Information, the term "majority," when referring to approvals to be obtained from shareholders of a class of the Fund, means the vote of the lesser of (i) 67% of the shares of such class of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of such class of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such class of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.


              The Company may dispense with annual meetings of shareholders in any year in which it is not required to elect directors under the Act. However, the Company undertakes to hold a special meeting of its shareholders for the purpose of voting on the question of removal of a director or directors if requested in writing of the holders of at least 10% of the Company's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the Act.

              Each share of a class of the Fund represents an equal proportional interest in the Fund with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of the Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to the Fund that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

              Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Company.


              MIT is a business trust organized under the laws of Delaware. In accordance with Delaware law and in connection with the tax treatment sought by MIT, MIT's Declaration of Trust provides that its investors would be personally responsible for Trust liabilities and obligations, but only to the extent MIT property is insufficient to satisfy such liabilities and obligations. The Declaration of Trust also provides that MIT shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of MIT, its investors, Trustees, officers, employees and agents covering possible tort and other liabilities, and that investors will be indemnified to the extent they are held liable for a disproportionate share of Trust obligations. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance existed and MIT itself was unable to meet its obligations.



              The Declaration of Trust further provides that obligations of MIT are not binding upon the Trustees individually but only upon the property of MIT and that the Trustees will not be liable for any action or failure to act. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee's office.

              The interests in the Master Portfolio have substantially identical voting and other rights as those rights enumerated above for Fund shares. MIT also intends to dispense with annual meetings, but will hold a special meeting and assist investor communications under the circumstances described above with respect to the Company in accord with provisions under
Section 16(c) of the Act. Whenever the Fund is requested to vote on a matter with respect to the Master Portfolio, the Fund will hold a meeting of Fund shareholders and will cast its votes as instructed by such shareholders. In a situation where the Fund does not receive instruction from certain of its shareholders on how to vote the corresponding shares of the Master Portfolio, the Fund will vote such shares in the same proportion as the shares for which the Fund does receive voting instructions.



                   Set forth below is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of a class of the Fund or 5% or more of the voting securities of the Fund as a whole.

                       5% OWNERSHIP AS OF APRIL 1, 1997



                                  Name and                        Class; Type           Percentage         Percentage
       Fund                        Address                        of Ownership           of Class            of Fund
       ----                       --------                        ------------          ----------         ----------
SMALL CAP             Stephens Inc.                                 Class A               21.02%             12.63%
STRATEGY              for Exclusive Benefit of Customers          Record Holder
CLASS A               P.O. Box 34127
                      Little Rock, AR  72203

                      Merrill Lynch Pierce                          Class A               27.90%             16.76%
                      Fenner & Smith, Inc.                        Record Holder
                      for Exclusive Benefit of Customers
                      Attn: Fund Administration
                      4800 Deer Lake East, 3rd Floor
                      Jacksonville, FL  32246

SMALL CAP             Stephens Inc.                                 Class D              12.79%               5.11%
STRATEGY              for Exclusive Benefit of Customers          Record Holder
CLASS D               P.O. Box 34127
                      Little Rock, AR  72203

                      Merrill Lynch Pierce                          Class D              28.70%              11.46%
                      Fenner & Smith, Inc.                        Record Holder
                      for Exclusive Benefit of Customers
                      Attn: Fund Administration
                      4800 Deer Lake East, 3rd Floor
                      Jacksonville, FL  32246

                      Painewebber for the benefit                   Class D              12.53%               5.01%
                      of Joseph P. Kiernan                        Record Holder
                      28 Stony Corners
                      Avon, CT  06001





              For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

                                    OTHER


              The Registration Statements of MIT and the Company, including the Fund's Prospectus, the SAI and the exhibits filed therewith, may be examined at the office of the Commission in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.



                             INDEPENDENT AUDITORS


              KPMG Peat Marwick LLP has been selected as the independent auditors for the Company and MIT. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain Securities & Exchange Commission filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.



                            FINANCIAL INFORMATION


              The portfolio of investments, audited financial statements and independent auditors' reports for the Fund and Master Portfolio for the period begun September 16, 1996 and ended December 31, 1996 are hereby incorporated by reference to the Company's Annual Report as filed with the SEC on March 11, 1997. The portfolio of investments, audited financial statements and independent auditors' report are attached to all SAIs delivered to current or prospective shareholders.

                                  SAI APPENDIX

              The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds, municipal notes, and corporate and municipal commercial paper.

Corporate and Municipal Bonds

              Moody's: The four highest ratings for corporate and municipal bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's also applies numerical modifiers in its rating system: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

              S&P: The four highest ratings for corporate and municipal bonds are "AAA, "AA," "A" and "BBB." Bonds rated "AAA" have the "highest rating" assigned by S&P and have "an extremely strong capacity" to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity" to pay interest and repay principal and "differ from the highest rated obligations only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having "adequate protection parameters" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

Corporate and Municipal Notes

              Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality." Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins of protections "ample although not as large as in the preceding group." Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for, but lacking the strength of the preceding grades.

              S&P: The two highest ratings for corporate, state and municipal notes are "SP-1" and "SP-2." The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Corporate and Municipal Commercial Paper

              Moody's: The highest rating for corporate, state and municipal commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior ability for repayment of senior short-term debt obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of senior short-term debt obligations," but earnings trends, while sound, will be subject to more variation.

              S&P: The "A-1" rating for corporate, state and municipal commercial paper is rated "in the highest category" by S&P and "the obligor's capacity to meet its financial commitment on the obligation is strong." The "A-1+" rating indicates that said capacity is "extremely strong." The A-2 rating indicates that said capacity is "satisfactory," but that corporate and municipal commercial paper rated "A-2" is "more susceptible" to the adverse effects of changes in economic conditions or other circumstances than commercial paper rated in higher rating categories.

                          OVERLAND EXPRESS FUNDS, INC.

                           Telephone: (800) 552-9612


                      STATEMENT OF ADDITIONAL INFORMATION

                               Dated May 1, 1997


                              OVERLAND SWEEP FUND

                      -----------------------------------


             Overland Express Funds, Inc. (the "Company") is an open-end, series investment company. This Statement of Additional Information ("SAI") contains information about one of the Company's funds -- the OVERLAND SWEEP FUND (the "Fund"). The investment objective of the Fund is described in the Prospectus. See "Investment Objective and Policies."




             The Fund seeks to achieve its investment objective by investing all of its assets in the Cash Investment Trust Master Portfolio (the "Master Portfolio"), a professionally managed diversified portfolio offered by Master Investment Trust ("MIT"), which has the same investment objective as the Fund. The Fund may withdraw its investment in the Master Portfolio at any time, if the Board of Directors of the Company determines that such action is in the best interests of the Fund and its shareholders. Upon such withdrawal, the Company's Board would consider alternative investments, including investing all of the Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund's assets in accordance with the investment policies and restrictions described in the Prospectus and below with respect to MIT.



             This SAI is not a prospectus and should be read in conjunction with the Fund's Prospectus, dated May 1, 1997. All terms used in this SAI that are defined in the Prospectus will have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by writing Stephens Inc. ("Stephens"), the Company's sponsor, co-administrator and distributor, at 111 Center Street, Little Rock, Arkansas 72201, or calling the Transfer Agent at the telephone number indicated above.


                      -----------------------------------

                               TABLE OF CONTENTS



                                                                           Page
                                                                           ----
Investment Restrictions   . . . . . . . . . . . . . . . . . . . . . . . .     3

Additional Permitted Investment Activities    . . . . . . . . . . . . . .     5

Management    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     6

Distribution Plan   . . . . . . . . . . . . . . . . . . . . . . . . . . .    12

Calculation of Yield    . . . . . . . . . . . . . . . . . . . . . . . . .    12

Determination of Net Asset Value    . . . . . . . . . . . . . . . . . . .    16

Additional Purchase and Redemption Information    . . . . . . . . . . . .    17

Portfolio Transactions    . . . . . . . . . . . . . . . . . . . . . . . .    18

Fund Expenses   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    20

Federal Income Taxes    . . . . . . . . . . . . . . . . . . . . . . . . .    20

Capital Stock   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    24

Other   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    25

Independent Auditors  . . . . . . . . . . . . . . . . . . . . . . . . . .    26

Financial Information   . . . . . . . . . . . . . . . . . . . . . . . . .    26

Appendix    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   A-1

                            INVESTMENT RESTRICTIONS


             The Fund and the Master Portfolio are subject to the following investment restrictions, all of which are fundamental policies; that is, they may not be changed without approval by a vote of the holders of a majority of the Fund's outstanding voting securities, as described under "Capital Stock."



             The Fund and the Master Portfolio may not:



             (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's or the Master Portfolio's investments in that industry would exceed 25% of the current value of its respective total assets, provided that there is no limitation with respect to investments in (i) obligations of the United States Government, its agencies or instrumentalities, and (ii) obligations of domestic banks (for the purpose of this restriction, domestic bank obligations do not include obligations of U.S. branches of foreign banks or obligations of foreign branches of U.S. banks), and provided further that this investment restriction does not affect the Fund's ability to invest a portion or all of its assets in the Master Portfolio;


             (2) purchase or sell real estate or real estate limited partnership interests (other than money market securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts;

             (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities;


             (4) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's or the Master Portfolio's investment program (including the Fund's investment in MIT) may be deemed to be an underwriting;



             (5) make investments for the purpose of exercising control or management, provided that this restriction does not affect the Fund's ability to invest a portion or all of its assets in the Master Portfolio;



             (6) issue senior securities, except that the Fund and the Master Portfolio may borrow from banks up to 10% of the current value of their respective net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of their respective net assets (but investments may not be purchased while any such borrowing in excess of 5% of their respective net assets exists);



             (7) write, purchase or sell puts, calls, warrants or options or any combination thereof, except that the Fund and the Master Portfolio may purchase securities with put rights in order to maintain liquidity; or

             (8) make loans of portfolio securities or other assets, except that loans for purposes of this restriction will not include the purchase of fixed time deposits, repurchase agreements, commercial paper and other short-term obligations, and other types of debt instruments commonly sold in a public or private offering, and will not include the Fund's purchase of interests in the Master Portfolio.



             Whenever the Fund is requested to vote on a change in a fundamental investment restriction of the Master Portfolio, the Fund will hold a meeting of its shareholders and will cast its vote as instructed by such shareholders.



             Non-Fundamental Investment Policies. The Fund and the Master Portfolio are subject to the following non-fundamental policies:



             The Fund and the Master Portfolio may not:



             (1) purchase or retain securities of any issuer if the officers, directors or trustees of the Company, the Master Portfolio or the Investment Adviser owning beneficially more than one-half of one percent (0.5%) of the securities of the issuer together owned beneficially more than 5% of such securities;


             (2) purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs;


             (3) invest in securities of issuers who, with their predecessors, have been in existence less than three years, unless the securities are fully guaranteed or insured by the U.S. Government, a state, commonwealth, possession, territory, the District of Columbia or by an entity in existence at least three years, or the securities are backed by the assets and revenues of any of the foregoing if, by reason thereof, the value of its aggregate investments in such securities will exceed 5% of its total assets, provided that this restriction does not affect the Fund's ability to invest a portion or all of its assets in the Master Portfolio; or



             (4) invest more than 10% of the current value of its net assets in repurchase agreements maturing in more than seven days, fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, restricted securities (which are securities that must be registered under the Securities Act of 1933 before they may be offered or sold to the public), and illiquid securities, provided that this restriction does not affect the Fund's ability to invest a portion or all of its assets in the Master Portfolio.



             As provided in Rule 2a-7 under the Act, the Master Portfolio may only purchase "Eligible Securities" (as defined in Rule 2a-7) and only if, immediately after such purchase, the Master Portfolio would have no more than 5% of its total assets in "First Tier Securities" (as defined in Rule 2a-7) of any one issuer, excluding government securities and except as otherwise permitted for temporary purposes and for certain guarantees and unconditional puts; the Master Portfolio would own no more than 10% of the voting securities of any one issuer; the Master

Portfolio would have no more than 5% of its total assets in "Second Tier Securities" (as defined in Rule 2a-7); and the Master Portfolio would have no more than the greater of $1 million or 1% of its total assets in Second Tier Securities of any one issuer.



                   ADDITIONAL PERMITTED INVESTMENT ACTIVITIES


             Foreign Obligations. The Master Portfolio may invest a portion of its assets (no more than 5%) in obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.



             Unrated Investments. The Master Portfolio may purchase instruments that are not rated if, in the opinion of Wells Fargo Bank as investment adviser, such obligations are of comparable quality to other high-quality investments that are permitted to be purchased by the Master Portfolio. After purchase by the Master Portfolio, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Master Portfolio. Neither event requires an immediate sale of such security by the Master Portfolio. To the extent the ratings given by Moody's Investors Service ("Moody's") or Standard and Poor's Rating Group ("S&P") may change as a result of changes in such organizations or their rating systems, the Master Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI. The ratings of Moody's and S&P are more fully described in the Appendix to this SAI.



             Repurchase Agreements. The Master Portfolio may enter into repurchase agreements wherein the seller of a security to the Master Portfolio agrees to repurchase that security from the Master Portfolio at a mutually agreed-upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. The Master Portfolio may enter into repurchase agreements only with respect to U.S. Government obligations and other securities that are permissible investments for the Master Portfolio. All repurchase agreements will be fully collateralized at 102% based on values that are marked to market daily. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months. However, the term of any repurchase agreement on behalf of the Master Portfolio will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, the Master Portfolio may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Master Portfolio's disposition of the security may be delayed or limited.

      The Master Portfolio may not enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 10% of the market value of the Master Portfolio's total net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and/or illiquid securities. The Master Portfolio will enter into repurchase agreements only with primary broker/dealers and commercial banks that meet guidelines established by the Board of Trustees of the Trust and that are not affiliated with Wells Fargo Bank. The Master Portfolio, subject to the conditions described above, may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.



                                   MANAGEMENT


             The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Management of the Fund." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                                              PRINCIPAL OCCUPATION
NAME, ADDRESS AND AGE              POSITION                    DURING PAST 5 YEARS
---------------------        --------------------        -------------------------------
  Jack S. Euphrat, 74        Director                    Private Investor.
  415 Walsh Road
  Atherton, CA 94207

 *R. Greg Feltus, 45         Director, Chairman and      Senior Vice President of Stephens;
                             President                   Manager of Financial Services Group;
                                                         President of Stephens Insurance
                                                         Services Inc.; Senior Vice President
                                                         of Stephens Sports Management Inc.;
                                                         and President of Investor Brokerage
                                                         Insurance Inc.

  Thomas S. Goho, 54         Director                    T.B. Rose Faculty Fellow Business,
  321 Beechcliff Court                                   Wake Forest University Calloway
  Winston-Salem, NC 27104                                School of Business and Accountancy;
                                                         Associate Professor of Finance of the
                                                         School of Business and Accounting at
                                                         Wake Forest University since 1983.

  Joseph N. Hankin, 55       Director                    President Westchester Community College
  President, Westchester                                 since 1971; President of Hartford Junior
  75 Grasslands Road                                     College from 1967 to 1971; Adjunct
  Valhalla, NY  10595                                    Professor of Columbia University
                                                         Teachers College since 1976.

 *W. Rodney Hughes, 70       Director                    Private Investor.
  31 Dellwood Court
  San Rafael, CA 94901

  Robert M. Joses, 78        Director                    Private Investor.
  47 Dowitcher Way
  San Rafael, CA 94901

 *J. Tucker Morse, 52        Director                    Private Investor; Real Estate
  10 Legrae Street                                       Developer; Chairman of Renaissance
  Charleston, SC 29401                                   Properties Ltd.; President of Morse
                                                         Investment Corporation; and
                                                         Co-Managing Partner of Main Street
                                                         Ventures.

  Richard H. Blank, Jr., 40  Chief Operating Officer,    Associate of Financial Services Group
                             Secretary and Treasurer     of Stephens; Director of Stephens
                                                         Sports Management Inc.; and Director
                                                         of Capo Inc.

                               COMPENSATION TABLE

                      For the Year Ended December 31, 1996



                              Aggregate Compensation    Total Compensation from
     Name and Position            from Registrant     Registrant and Fund Complex
     -----------------            ---------------     ---------------------------
      Jack S. Euphrat                 $10,500                   $31,500
          Director

      *R. Greg Feltus                    0                         0
          Director

       Thomas S. Goho                 10,500                     31,500
          Director

       *Zoe Ann Hines                    0                         0
          Director
(resigned September 6, 1996)

      Joseph N. Hankin                  500                      1,500
          Director

     *W. Rodney Hughes                 8,750                     26,250
          Director

      Robert M. Joses                 10,500                     31,500
          Director

      *J. Tucker Morse                 8,750                     26,250
          Director




             Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Stagecoach Funds, Inc., Stagecoach Trust, Life & Annuity Trust and Master Investment Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin, who only serves the aforementioned members of the Wells Fargo Fund Complex, and Zoe Ann Hines who, after September 6, 1996, only serves the aforementioned members of the BGFA Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

             As of the date of this SAI, Directors and officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.


             MASTER/FEEDER STRUCTURE. The Fund seeks to achieve its investment objective by investing all of its assets in the Cash Investment Trust Master Portfolio of MIT. The Fund and any other entities investing in the Master Portfolio are each liable for all obligations of the Master Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and MIT itself is unable to meet its obligations. Accordingly, the Company's Board of Directors believes that neither the Fund nor its shareholders will be adversely affected by investing Fund assets in the Master Portfolio. Given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise. See "Management of the Fund" in the Prospectus for additional description of the Fund's and Master Portfolio's expenses and management.



             The Fund may withdraw its investment in the Master Portfolio only if the Company's Board of Directors determines that such action is in the best interests of the Fund and its shareholders. Upon such withdrawal, the Company's Board would consider alternative investments, including investing all of the Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to the Master Portfolio.



             The investment objective and other fundamental policies of the Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding interests. See "Investment Objective and Policies" in the Prospectus. Whenever the Fund, as an interestholder of the Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters. The Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders.



             Certain policies of the Master Portfolio which are non-fundamental may be changed by vote of a majority of MIT's Trustees without interestholder approval. If the Master Portfolio's investment objective or fundamental or non-fundamental policies are changed, the Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The Fund may also elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its objective. In the latter case, the Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund. The Fund will provide shareholders with 30 days' written notice prior to the implementation of any change in the investment objective of the Fund or the Master Portfolio, to the extent possible. See "Investment Objective and Policies" in the Prospectus for additional information regarding the Fund's and the Master Portfolio's investment objectives and policies.

             INVESTMENT ADVISER. The Fund has not engaged an investment adviser. MIT has engaged Wells Fargo Bank to advise the Master Portfolio. Wells Fargo Bank furnishes to the Master Portfolio investment guidance and policy direction in connection with the daily portfolio management of the Master Portfolio. Wells Fargo Bank furnishes to the Board of Trustees of MIT periodic reports on the investment strategy and performance of the Master Portfolio. Wells Fargo Bank has agreed to provide to the Master Portfolio, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition, credit conditions and average maturities of the investments of the Master Portfolio. For its services as investment adviser to the Master Portfolio, Wells Fargo is entitled to receive a monthly fee at the annual rate of 0.25% of the Master Portfolio's average daily net assets.



             For the years ended December 31, 1994, 1995 and 1996, the Master Portfolio paid to Wells Fargo Bank the advisory fees indicated below and Wells Fargo Bank waived the indicated amounts:



         1994                       1995                        1996
   PAID       WAIVED          PAID         WAIVED          PAID        WAIVED
   ----       ------          ----         ------          ----        ------
$1,426,685      $0         $1,902,572     $255,082      $3,310,083       $0




             The Advisory Contract will continue in effect for more than two years provided the continuance is approved annually (i) by the holders of a majority of the Master Portfolio's outstanding voting securities or by the Board of Trustees of MIT and (ii) by a majority of the Trustees of MIT who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.



             ADMINISTRATOR AND CO-ADMINISTRATOR. The Company has retained Wells Fargo Bank as administrator and Stephens as co-administrator on behalf of the Fund. In addition, MIT has retained Wells Fargo Bank as administrator and Stephens as co-administrator on behalf of the Master Portfolio. Under the respective Administration and Co- Administration Agreements, Wells Fargo Bank and Stephens provide as administration services, among other things: (i) general supervision of the Fund's and the Master Portfolio's operations, including coordination of the services performed by the investment adviser (in the case of the Master Portfolio), transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for the Fund and the Master Portfolio; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's and MIT's Officers, Directors and Trustees. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the Fund's and the Master Portfolio's business together with ordinary clerical and bookkeeping services. Stephens pays the compensation of MIT's and Company's Directors/Trustees, Officers and employees who are affiliated with Stephens. The administrator and co-administrator are entitled to receive from the Fund a monthly fee of 0.04% and 0.02%, respectively, of the average daily net assets of the Fund.



             For the periods shown, Stephens served as sole administrator to the Fund and the Master Portfolio, and provided the Fund and Master Portfolio with essentially the same services described above. Stephens was entitled to receive a monthly fee at the annual rate of 0.05% and 0.025%, respectively, of the Fund's and Master Portfolio's average daily net assets. For the years ended December 31, 1994, 1995 and 1996, the Fund paid administration fees to Stephens as follows:



                                 1994            1995           1996
                                 ----            ----           ----
Overland Sweep Fund            $142,613        $215,624       $317,668



             SPONSOR AND DISTRIBUTOR. As discussed in the Fund's Prospectus under the heading "Management of the Fund," Stephens serves as the Fund's sponsor and distributor.



             SHAREHOLDER SERVICING AGENT. The Fund has entered into a shareholder servicing agreement with Wells Fargo Bank. For the year ended December 31, 1996, the Fund did not pay any shareholder servicing fees to Wells Fargo Bank.



             CUSTODIAN. Wells Fargo Bank has been retained to act as custodian for the Fund and the Master Portfolio. The custodian, among other things, maintains a custody account or accounts in the name of the Fund and the Master Portfolio; receives and delivers all assets for the Fund and the Master Portfolio upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Fund and the Master Portfolio; and pays all expenses of the Fund and the Master Portfolio. For its services as Custodian, Wells Fargo Bank receives an asset-based fee and transaction charges. For the year ended December 31, 1996, neither the Fund nor the Master Portfolio paid any custody fees.



             TRANSFER AND DIVIDEND DISBURSING AGENT. Wells Fargo Bank has been retained to act as transfer and dividend disbursing agent for the Fund and the
Master Portfolio.   For its services as transfer and dividend disbursing agent for the Fund, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.14% of the Fund's average daily net assets. Under the prior transfer agency agreement for the Fund, Wells Fargo Bank was entitled to receive a base fee and per-account fees. For the year ended December 31, 1996, the Fund paid $4,637,643 to Wells Fargo Bank for transfer and dividend disbursing agency services and the Master Portfolio did not pay any such fees.



             UNDERWRITING COMMISSIONS. For the year ended December 31, 1994, the aggregate dollar amount of underwriting commissions paid to Stephens on sales/retirement of the Company's shares was $1,408,759 and Stephens retained $1,351,388 of such commissions. WFSI and its registered representatives received $57,371 of such commissions.






             For the year ended December 31, 1995, the aggregate dollar amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $1,478,541 and

Stephens retained $1,447,175 of such commissions. WFSI and its registered representatives received $31,366 of such commissions.


             For the year ended December 31, 1996, the aggregate dollar amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $1,777,985 and Stephens retained $195,639 of such commissions. WFSI and its registered representatives received $255,147 and $1,327,199 respectively of such commissions.



                               DISTRIBUTION PLAN


             As indicated in the Prospectus, the Fund has adopted a Plan under
Section 12(b) of the Act and Rule 12b-1 thereunder.



             Pursuant to the Plan, the Company may pay to Stephens Inc. ("Distributor"), as compensation for distribution-related services, a monthly fee at an annual rate of up to 0.55% of the Fund's average daily net assets or the maximum amount payable under applicable laws, regulations and rules, whichever is less. The actual fee payable to the Distributor shall, within such limit, be determined from time to time by mutual agreement between the Company and the Distributor. The Distributor may enter into selling agreements with one or more selling agents under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to them. The Distributor may retain any portion of the total distribution fee payable hereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.


             The Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the Directors of the Company and the Qualified Directors. Agreements related to the Plan must also be approved by such vote of the Directors and the Qualified Directors. Such agreements will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Fund. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Fund, and no material amendment to the Plan may be made except by a majority of both the Directors of the Company and the Qualified Directors.




             The Plan requires that the Treasurer of the Fund shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Directors who are not "interested persons" of the Company be made by such disinterested Directors.


             For the year ended December 31, 1996, the Fund's distributor received the following amount of 12b-1 fees for the specified purposes set forth below under the Fund's Plan.



               Printing & Mailing     Marketing         Compensation
   Total           Prospectus         Brochures        to Underwriters
   -----           ----------         ---------        ---------------
$7,290,299             N/A               N/A             $7,290,299



             For the year ended December 31, 1996, WFSI and its registered representatives did not receive any compensation under the Plan.


                              CALCULATION OF YIELD


             YIELD. As indicated in the Prospectus, the Fund may advertise certain yield information. Current yield for the Fund is calculated based on the net changes, exclusive of capital changes, over a seven-day period, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent. The yield for the Fund for the seven-day period ended December 31, 1996 was 4.22%.



             Effective yield for the Fund is calculated by determining the net change exclusive of capital changes in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding one, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result. The effective yield for the Fund for the seven-day period ended December 31, 1996 was 4.31%.



             The Fund's yield will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and does not provide a basis for determining future yields since it is based on historical data. Yield is a function of portfolio quality, composition, maturity and market conditions as well as the expenses incurred by or allocated to the Fund and the Master Portfolio.


             Yield information for the Fund may be useful in reviewing the performance of the Fund and for providing a basis for comparison with investment alternatives. The Fund's yield, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.

             In addition to the above performance information, the Fund may advertise average annual total return information. Average annual total return refers to the average annual compounded rates of return over one-, five-, and ten-year periods (or the life of the Fund, which periods are stated in the advertisement), and is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value at the end of the period and annualizing the result, assuming that all Fund dividends and capital gains distributions are reinvested.


             OTHER. From time to time and only to the extent the comparison is appropriate for the Fund, the Company may quote the Fund's performance or price-earning ratio in advertising and other types of literature as compared to the performance of the Lehman Brothers Municipal Bond Index, 1-Year Treasury Bill Rate, the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), Bank Averages (which is calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13

Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), Ten Year U.S. Government Bond Average, S&P's Corporate Bond Yield Averages, Schabacter Investment Management Indices, Salomon Brothers High Grade Bond Index, Lehman Brothers Long-Term High Quality Government/Corporate Bond Index, other managed or unmanaged indices or performance data of bonds, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The Fund's performance also may be compared to those of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The Fund's performance will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

             In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

             From time to time the Company may reprint, reference or otherwise use material from magazines, newsletters, newspapers and books including, but not limited to the Wall Street Journal, Money Magazine, Barrons, Kiplingers, Business Week, Fortune, Forbes, the San Francisco Chronicle, the San Jose Mercury News, The New York Times, the Los Angeles Times, the Boston Globe, the Washington Post, the Chicago Sun-Times, Investor Business Daily, Worth, Bank Investor, American Banker, Smart Money, the 100 Best Mutual Funds (Adams Publishing), Morningstar or Value Line.

             The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for the Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in the Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of the Fund or the general economic, business, investment, or financial environment in which the Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of the Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which the Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the Fund's historical performance or current or potential value with respect to the particular industry or sector.

             The Company also may discuss in advertising and other types of literature that the Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as S&P or Moody's. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare the Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.


                 The Company also may disclose, in advertising and other types of literature, information and statements that Wells Capital Management, Inc. ("WCM" formerly, Wells Fargo Investment Management) a subsidiary of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1996 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. The Company also may disclose in advertising and other types of sales literature the assets and categories of assets under management by its investment adviser or sub-adviser and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of April 1, 1997, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $57 billion of assets of individuals, trusts, estates and institutions and $20 billion of mutual fund assets.



             The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.


                        DETERMINATION OF NET ASSET VALUE


             Net asset value per share for the Fund is determined on each day the Fund is open.



             As indicated under "Determination of Net Asset Value, Dividends and Distributions" in the Prospectus, the Master Portfolio uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Master Portfolio would receive if the security were sold. During these periods the yield to investors may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Master Portfolio's investments on a particular day, a prospective investor in the Master Portfolio would be able to obtain a somewhat higher yield than would result from investment in a fund using solely market values, and existing Master Portfolio investors would receive correspondingly less income. The converse would apply during periods of rising interest rates. Since the Fund expects to invest all of its assets in the Master Portfolio, Fund shareholders can expect that their investments in the Fund will correspond similarly.



             Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Master Portfolio must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of thirteen months or less and invest only in Eligible Securities determined by MIT's Board of Trustees to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable and floating rate instruments subject to demand features. Pursuant to the Rule, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, the Master Portfolio's net asset value. Such procedures include review of MIT's portfolio by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the Master Portfolio's net asset value calculated by using available market quotations deviates within 1/2 of 1% of the value based on amortized cost. The extent of any deviation will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value by using available market quotations.



                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION



              Shares may be purchased on any day the Fund is open. The Fund is open for business each day the New York Stock Exchange ("NYSE") is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.



             Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Fund as described in the Prospectuses. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.



             Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation), an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.



             The Company may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act.



             In addition, the Company may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund as provided from time to time in the Prospectus.

                             PORTFOLIO TRANSACTIONS


             Purchases and sales of debt securities generally are principal transactions. Debt securities normally are purchased or sold from or to dealers serving as market makers for the securities at a net price. Debt securities also may be purchased in underwritten offerings and may be purchased directly from the issuer. Generally, U.S. Government Obligations, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing transactions in debt securities consists primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Fund may purchase municipal or other obligations from underwriting syndicates of which Stephens or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Directors.



        MIT has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the MIT's Board of Trustees, Wells Fargo Bank is responsible for the Master Portfolio's investment decisions and the placing of portfolio transactions. In placing orders, it is the policy of MIT to obtain the best overall terms taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Master Portfolio will not necessarily be paying the lowest spread or commission available.



        In assessing the best overall terms available for any transaction, Wells Fargo Bank considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Wells Fargo Bank may cause the Master Portfolio to pay a broker/dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that Wells Fargo Bank determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker/dealer, viewed in terms of either the particular transaction or the overall responsibilities of Wells Fargo Bank. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond, and government securities markets and the economy.



        Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by Wells Fargo Bank and does not reduce the advisory fees payable by the Master Portfolio. The Board of Trustees will periodically review the commissions paid by the Master Portfolio to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Master Portfolio. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which Wells Fargo Bank exercises investment discretion. Conversely, the Master Portfolio may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.



        Under Section 28(e) of the Securities Exchange Act of 1934, an adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of
Section 28(e), an adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities." Accordingly, the price to the Master Portfolio in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.



        Broker/dealers utilized by Wells Fargo Bank may furnish statistical, research and other information or services which are deemed by Wells Fargo Bank to be beneficial to the Master Portfolio investment programs. Research services received from brokers supplement Wells Fargo Bank's own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; portfolio management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to Wells Fargo Bank and to MIT Trustees with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.



        The outside research assistance is useful to Wells Fargo Bank since the brokers utilized by Wells Fargo Bank as a group tend to follow a broader universe of securities and other matters than the staff of Wells Fargo Bank can follow. In addition, this research provides Wells Fargo Bank with a diverse perspective on financial markets. Research services which are provided to Wells Fargo Bank by brokers are available for the benefit of all accounts managed or advised by Wells Fargo Bank. It is the opinion of Wells Fargo Bank that this material is beneficial in supplementing their research and analysis; and, therefore, it may benefit the Master Portfolio by improving the quality of Wells Fargo Bank's investment advice.



             BROKERAGE COMMISSIONS. For the year ended December 31, 1996, the Fund and the Master Portfolio did not pay brokerage commissions.

             SECURITIES OF REGULAR BROKER/DEALERS. On December 31, 1996, the Master Portfolio owned securities (pooled repurchase agreements) of its "regular brokers or dealers" or their parents, as defined in the 1940 Act as follows: $45,507,000 in Goldman Sachs & Co., $13,000,000 in Morgan Stanley, $68,637,000 in JP Morgan, and $9,319,000.



             PORTFOLIO TURNOVER. Because the investments of the Master Portfolio consist of securities with relatively short-term maturities, the Master Portfolio can expect to experience high portfolio turnover. A high portfolio turnover rate should not adversely affect the Master Portfolio (or the Fund), however, because portfolio transactions ordinarily will be made directly with principals on a net basis and, consequently, the Master Portfolio usually will not incur brokerage expenses. No underwriting or brokerage commissions or sales load will be incurred by the Fund when investing in the Master Portfolio.



                                 FUND EXPENSES



             From time to time, Wells Fargo Bank and Stephens may waive fees from the Fund or Master Portfolio in whole or in part. Any such waiver will reduce the Fund's expenses and, accordingly, have a favorable impact on the Fund's performance. Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing Prospectuses (except the expense of printing and mailing Prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of the Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of the Fund's shares; pricing services and any extraordinary expenses. Expenses attributable to the Fund are charged against Fund assets. General expenses of the Company are allocated among all of the funds of the Company, including the Fund, in a manner proportionate to the net assets of the Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.


                              FEDERAL INCOME TAXES


             In General. The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectus describes generally the tax treatment of distributions by the Fund. This section of the SAI includes additional information concerning federal income taxes.

             The Company intends to qualify the Fund as a regulated investment company under Subchapter M of the Code as long as such qualification is in the best interest of the Fund's shareholders. The Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied to the Fund, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for the Fund.



             Qualification as a regulated investment company under the Code requires, among other things, that (a) the Fund derive at least 90% of its annual gross income from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities or options thereon; (b) the Fund derive less than 30% of its gross income from gains from the sale or other disposition of securities or options thereon held for less than three months; and (c) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses. For purposes of complying with these qualification requirements, the Fund will be deemed to own a proportionate share of the Master Portfolio's assets. As a regulated investment company, the Fund will not be subject to federal income tax on its net investment income and net capital gains distributed to its shareholders, provided that it distributes to its shareholders at least 90% of its net investment income, including net tax-exempt income, earned in each year. The Fund intends to pay out substantially all of its net investment income and net realized capital gains (if any) for each year.



             A 4% nondeductible excise tax will be imposed on the Fund (other than to the extent of the Fund's tax- exempt income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. The Fund will either actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.





             The Fund seeks to qualify as a regulated investment company by investing substantially all of its assets in the Master Portfolio. The Master Portfolio will be treated as a non-publicly traded partnership rather than as a regulated investment company or a corporation under the Code. As a non-publicly traded partnership, any interest, dividends, gains and losses of the Master Portfolio shall be deemed to have been "passed through" to the Fund (and the Master Portfolio's other investors) in proportion to the Fund's ownership interest in the Master Portfolio. Therefore, to the extent the Master Portfolio were to accrue but not distribute any interest, dividends or gains, the Fund would be deemed to have realized and recognized its proportionate share of interest, dividends or gains without receipt of any corresponding distribution. However, the Master Portfolio will seek to minimize recognition by investors of interest, dividends, gains or losses without a corresponding distribution.

             Corporate shareholders of the Fund may be eligible for the dividends-received deduction on dividends distributed out of the Fund's net investment income attributable to dividends received from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the Fund shares paying the dividends upon which the deduction is based for at least 46 days.



             Federal Income Tax Rates. As of the printing of this SAI, the maximum individual tax rate applicable to ordinary income is 39.6% (marginal rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual marginal tax rate applicable to net capital gains is 28%; the maximum corporate tax rate applicable to ordinary income and net capital gains is 35% (except that to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of income tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.



             Capital Gain Distributions. To the extent that the Fund recognizes long-term capital gains, such gains will be distributed at least annually and these distributions will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to the shareholders not later than 60 days after the close of the Fund's taxable year.



             Other Distributions. Although dividends will be declared daily based on the Fund's daily earnings, for federal income tax purposes, the Fund's earnings and profits will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For federal income tax purposes, only amounts paid out of earnings and profits will qualify as dividends. Thus, if during a taxable year the Fund's declared dividends (as declared daily throughout the year) exceed the Fund's net income (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a dividend. It is expected that the Fund's net income, on an annual basis, will equal the dividends declared during the year.



             Disposition of Fund Shares. If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. In addition, any loss realized by a shareholder upon the sale or redemption of Fund shares held less than six months is disallowed to the extent of any exempt-interest dividends received thereon by the shareholder. These rules shall not apply, however, to losses incurred under a periodic redemption plan.

             If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or of a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.





             Taxation of Fund Investments. Gains or losses on sales of portfolio securities by the Master Portfolio will generally be long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases such as where the Master Portfolio acquires a put or writes a call thereon. Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Master Portfolio at a market discount (generally at a price less than its principal amount) will generally be treated as ordinary income to the extent of the portion of market discount which accrued during the period of time the Master Portfolio held the debt obligation. Other gains or losses on the sale of portfolio securities will be short-term capital gains or losses.



             Foreign Shareholders. Under the Code, distributions of net investment income by the Fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.



             Backup Withholding. The Company may be required to withhold, subject to certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges) paid or credited to an individual Fund shareholder, unless a shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS.



             Other Matters. Investors should be aware that the investments to be made by the Master Portfolio may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Master Portfolio will seek to avoid significant noncash income, such noncash income could be recognized by the Master Portfolio, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.



             The foregoing discussion and the discussions in the Prospectus address only some of the federal tax considerations generally affecting investments in the Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state or local taxes and foreign taxes.



                                 CAPITAL STOCK



             The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Organization and Capital Stock."



             On any matter submitted to a vote of shareholders, all shares then entitled to vote will be voted by the Fund unless otherwise required by the 1940 Act, in which case all shares will be voted in the aggregate. For example, a change in the Fund's fundamental investment policies would be voted upon only by shareholders of the Fund, as would the approval of any advisory contract for the Fund. However, all shares of the Company may vote together in the election or selection of Directors, principal underwriters and accountants for the Company. Approval by the shareholders of the Fund is effective whether or not sufficient votes are received from the shareholders of the Company's other investment portfolios to approve the proposal as to those investment portfolios. As used in the Prospectus and in this Statement of Additional Information, the term "majority," when referring to approvals to be obtained from shareholders of the Fund means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Company may dispense with annual meetings of shareholders in any year in which it is not required to elect Directors under the 1940 Act.


             Each share of the Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of the Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

             Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Company.


             MIT is a business trust organized under the laws of Delaware. In accordance with Delaware law and in connection with the tax treatment sought by MIT, MIT's Declaration of Trust provides that its investors would be personally responsible for Trust liabilities and obligations, but only to the extent MIT property is insufficient to satisfy such liabilities and obligations. The Declaration of Trust also provides that MIT shall maintain appropriate insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of MIT, its investors, Trustees, officers, employees and agents covering possible tort and other liabilities, and that investors will be indemnified to the extent they are held liable for a disproportionate share of Trust obligations. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance existed and MIT itself was unable to meet its obligations.



             The Declaration of Trust further provides that obligations of MIT are not binding upon the Trustees individually but only upon the property of MIT and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee's office.



             The interests in the Master Portfolio have substantially identical voting and other rights as those rights enumerated above for Fund shares. The Master Portfolio also intends to dispense with annual meetings, but is required by Section 16(c) of the Act to hold a special meeting and assist investor communications under the circumstances described above with respect to the Company. Whenever the Fund is requested to vote on a matter with respect to the Master Portfolio, the Fund will hold a meeting of Fund shareholders and will cast its votes as instructed by such shareholders.



             In a situation where the Fund does not receive instruction from certain of its shareholders on how to vote the corresponding shares of the Master Portfolio, the Fund will vote such shares in the same proportion as the shares for which the Fund does receive voting instructions.



             As of April 1, 1997, no shareholders were known by the Company to own 5% or more of the Fund's outstanding shares.


                                     OTHER


             The Registration Statement of MIT and the Company, including the Fund's Prospectus, the SAI and the exhibits filed therewith, may be examined at the office of the Commission in Washington, D.C. Statements contained in the Fund's Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to these Registration Statements, each such statement being qualified in all respects by such reference.


                              INDEPENDENT AUDITORS


             KPMG Peat Marwick LLP has been selected as the independent auditors for the Company and MIT. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain Securities and Exchange Commission filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.


                             FINANCIAL INFORMATION


             The portfolio of investments, audited financial statements and independent auditors' reports for the Fund for the year ended December 31, 1996 are hereby incorporated by reference to the Company's Annual Report as filed with the SEC on March 7, 1997. The portfolio of investments, audited financial statements and independent auditors' report are attached to all SAIs delivered to current or prospective shareholders.

                                    APPENDIX


             The following is a description of the ratings given by Moody's and S&P to corporate bonds and commercial paper.

Corporate Bonds

             Moody's: The two highest ratings for corporate bonds are "Aaa" and "Aa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Moody's applies numerical modifiers: 1, 2 and 3 in the "Aa" category in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.


             S&P: The two highest ratings for corporate bonds are "AAA" and "AA." Bonds rated "AAA" have the "highest ratings" assigned by S&P and have "an extremely strong capacity" to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity" to pay interest and repay principal and "differ from the highest rated obligations only in small degree." The ratings in the "AA" category may be modified by the addition of a plus or minus sign to show relative standing within the category.


Commercial Paper


             Moody's: The highest rating for corporate commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior ability for repayment of senior short-term debt obligations."



             S&P: The "A-1" rating for corporate commercial paper is rated "in the highest category" by S&P and "the obligor's capacity to meet its financial commitment on the obligation is strong." The "A-1+" rating indicates that said capacity is "extremely strong." The A-2 rating indicates that said capacity is "satisfactory," but that corporate and municipal commercial paper rated "A-2" is "more susceptible" to the adverse effects of changes in economic conditions or other circumstances than commercial paper rated in higher rating categories.

                          OVERLAND EXPRESS FUNDS, INC.

                           Telephone:  (800) 552-9612


                      STATEMENT OF ADDITIONAL INFORMATION

                               Dated May 1, 1997


               NATIONAL TAX-FREE INSTITUTIONAL MONEY MARKET FUND

                        _______________________________


     Overland Express Funds, Inc. (the "Company") is an open-end series investment company. This Statement of Additional Information ("SAI") contains information about the NATIONAL TAX-FREE INSTITUTIONAL MONEY MARKET FUND (the "Fund"). The Fund seeks to achieve its investment objective by investing all of its assets in the Tax-Free Money Market Master Portfolio (the "Master Portfolio") of Master Investment Trust ("MIT"). The Master Portfolio has the same investment objective as the Fund.


     The Fund may withdraw its investment in the Master Portfolio at any time if the Board of Directors of the Company determines that such action is in the best interests of the Fund and its shareholders. Upon such withdrawal, the Company's Board of Directors would consider alternative investments, including investing all of the Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund's assets in accordance with the investment policies and restrictions described in the Fund's then current Prospectus and SAI.


     This SAI is not a Prospectus and should be read in conjunction with the Fund's Prospectus, also dated May 1, 1997. All terms used in this SAI that are defined in the Fund's Prospectus have the meanings assigned in such Prospectus. A copy of the Prospectus may be obtained without charge by writing Stephens Inc. ("Stephens"), the Company's sponsor, co-administrator and distributor, at 111 Center Street, Little Rock, Arkansas 72201, or by calling Wells Fargo Bank, N.A. ("Wells Fargo Bank") at (800) 222-8222.

                               TABLE OF CONTENTS


                                                                         Page
                                                                         ----

Introduction.........................................................      3
Investment Restrictions..............................................      3
Additional Permitted Investment Activities...........................      6
Management...........................................................      9
Performance Calculations.............................................     15
Determination of Net Asset Value.....................................     19
Additional Purchase and Redemption Information.......................     20
Portfolio Transactions...............................................     21
Fund Expenses........................................................     24
Federal Income Taxes.................................................     24
Capital Stock........................................................     28
Other................................................................     30
Independent Auditors.................................................     30
Financial Information................................................     31
Appendix.............................................................     A-1

                                  INTRODUCTION


     MIT is a registered, open-end, management investment company. MIT is a "series fund," which is a mutual fund divided into separate portfolios. MIT currently offers nine diversified portfolios: the Asset Allocation, Capital Appreciation, Cash Investment Trust, Corporate Stock, Short-Term Municipal Income, Short-Term Government-Corporate Income, Small Cap, Tax-Free Money Market and U.S. Government Allocation Master Portfolios. The Fund invests substantially all of its assets in the Tax-Free Money Market Master Portfolio, which has the same investment objective as the Fund.



                            INVESTMENT RESTRICTIONS


     Fundamental Investment Policies. The Fund and the Master Portfolio are subject to the following investment restrictions, all of which are fundamental policies.


     The Fund and the Master Portfolio may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's or the Master Portfolio's investments in that industry would be 25% or more of the current value of the Fund's or the Master Portfolio's total assets, provided that there is no limitation with respect to investments in (i) municipal securities (for the purpose of this restriction, private activity bonds and notes shall not be deemed municipal securities if the payment of principal and interest on such bonds or notes is the ultimate responsibility of non-governmental entities); (ii) the obligations of the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); and (iii) obligations of domestic banks (for the purpose of this restriction, domestic bank obligations do not include obligations of U.S. branches of foreign banks or obligations of foreign branches of U.S. banks), and further provided that this investment restriction does not affect the Fund's ability to invest all or a portion of its assets in the Master Portfolio;

     (2) purchase or sell real estate or real estate limited partnerships (other than municipal obligations or other securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts (including futures contracts) except that the Fund and Master Portfolio may purchase securities of an issuer which invests or deals in commodities and commodity contracts and except that the Fund and Master Portfolio may enter into futures and options contracts in accordance with their respective investment policies;

     (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities;

     (4) underwrite securities of other issuers, except to the extent that the purchase of municipal securities or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's or Master Portfolio's investment program (including the Fund's investments in the Master Portfolio) may be deemed to be an underwriting;

     (5) make investments for the purpose of exercising control or management, provided that this restriction does not affect the Fund's ability to invest all or a portion of its assets in the Master Portfolio;

     (6) issue senior securities, except that the Fund and the Master Portfolio may each borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists);

     (7) write, purchase or sell puts, calls, warrants, options or any combination thereof, except that the Fund and Master Portfolio may purchase securities with put rights in order to maintain liquidity;

     (8) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including government-sponsored enterprises) if, as a result, with respect to 75% of its total assets, more than 5% of the value of the Fund's or Master Portfolio's total assets would be invested in the securities of any one issuer or, with respect to 100% of its total assets the Fund's or Master Portfolio's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not affect the Fund's ability to invest all or a portion of its assets in the Master Portfolio; or

     (9) make loans, except that the Fund and Master Portfolio may each purchase or hold debt instruments, lend its portfolio securities or enter into repurchase agreement transactions in accordance with its investment policies; loans for purposes of this restriction will not include the Fund's purchase of interests in the Master Portfolio.

     With regard to fundamental investment restriction number (1) above, the Fund and Master Portfolio intend to reserve freedom of action to have in excess of 25% of the value of the respective total assets invested in obligations of the banking industry. Regarding this fundamental concentration policy, the Fund or Master Portfolio may hold in excess of 25% of the value of the assets in obligations of the banking industry to the extent that the Fund or Master Portfolio holds obligations with such credit enhancements as letters of credit issued by domestic bank issuers, which will be considered to be obligations of domestic banks. The SEC staff's position is that the exclusion with respect to banks may only be applied to domestic banks. For this purpose, the staff also takes the position that U.S. branches of foreign banks and foreign branches of domestic banks may, if certain conditions are met, be treated as "domestic banks." The Company and Trust currently intend to consider only obligations of "domestic banks" to be within the exclusion with respect to bank obligations.

     Fundamental investment restriction number (8), above, is less restrictive than Rule 2a-7 of the 1940 Act. Nonetheless, it is the operating policy of the Fund and the Master Portfolio to comply with Rule 2a-7's diversification requirements.


     Non-Fundamental Investment Policies. The Fund and the Master Portfolio are subject to the following non-fundamental policies.



     The Fund and the Master Portfolio may not:



     (1) purchase or retain securities of any issuer if the Officers or Directors/Trustees of the Company, MIT or the investment adviser owning beneficially more than one-half of one percent (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities;


     (2) purchase interests, leases, or limited partnership interests in oil, gas or other mineral exploration or development programs;

     (3) purchase securities of issuers who, with their predecessors, have been in existence less than three years, unless the securities are fully guaranteed or insured by the U.S. Government, a state, commonwealth, possession, territory, the District of Columbia or by an entity in existence at least three years, or the securities are backed by the assets and revenues of any of the foregoing if, by reason thereof, the value of its aggregate investments in such securities will exceed 5% of its total assets, provided that this restriction does not affect the Fund's ability to invest all or a portion of its assets in the Master Portfolio; and

     (4) purchase securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, and equity securities of issuers which are not readily marketable if, by reason thereof, the value of the Fund's or Master Portfolio's aggregate investment in such classes of securities will exceed 5% of its total assets.

     The Fund and the Master Portfolio may each invest in shares of other open-end, management investment companies, subject to the limitations of
Section 12(d)(1) of the 1940 Act, provided that any such purchases will be limited to temporary investments in shares of unaffiliated investment companies. However, the investment adviser will waive its advisory fees for that portion of the Fund's or the Master Portfolio's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition. In addition, these unaffiliated investment companies must have a fundamental investment policy of investing at least 80% of their net assets in obligations that are exempt from federal income taxes and are not subject to the federal alternative minimum tax. However, the above restrictions do not affect the Fund's ability to invest all or a portion of its assets in the Master Portfolio.

     In addition, the Fund and the Master Portfolio each reserves the right to invest up to 10% of the current value of its net assets in fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, repurchase agreements maturing in more than seven days, illiquid securities and restricted securities. However, as long as the Fund's shares are registered for sale in a state that imposes a lower limit on the percentage of a fund's assets that may be so invested, the Fund and the Master Portfolio will comply with such lower limit. The Fund presently is limited to investing 10% of its net assets in such securities due to limits applicable in several states.

     Furthermore, the Fund and the Master Portfolio may not purchase or sell real estate limited partnership interests. The Fund and the Master Portfolio do not currently intend to make loans of their portfolio securities.


                   ADDITIONAL PERMITTED INVESTMENT ACTIVITIES


     Unrated and Downgraded Investments. The Master Portfolio may purchase instruments that are not rated if, in the opinion of Wells Fargo Bank, such obligations are of comparable quality to other rated investments that are permitted to be purchased by the Master Portfolio. The Master Portfolio may purchase unrated instruments only if they are purchased in accordance with the Master Portfolio's procedures adopted by MIT's Board of Trustees in accordance with Rule 2a-7 under the 1940 Act. After purchase by the Master Portfolio, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Master Portfolio. In the event that a portfolio security ceases to be an "Eligible Security" or no longer "presents minimal credit risks," immediate sale of such security is not required, provided that the Board of Trustees has determined that disposal of the portfolio security would not be in the best interests of the Master Portfolio. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Master Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Part A and in this SAI. The ratings of Moody's and S&P are more fully described in the SAI Appendix.



     Letters of Credit. Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Master Portfolio may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which in the opinion of Wells Fargo Bank, are of comparable quality to issuers of other permitted investments of the Master Portfolio may be used for letter of credit-backed investments, provided that MIT's Board of Trustees approves or ratifies such investments.


     Loans of Portfolio Securities. The Master Portfolio may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) if cash, U.S. Government obligations or other high-quality debt obligations equal to at least 100% of the current market value of the securities loaned (including accrued interest thereon) plus the interest payable to the Master Portfolio with respect to the loan is maintained with the Master Portfolio. In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Master Portfolio's investment adviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer, or financial institution. Any loans of portfolio securities are fully collateralized based on values that are marked to market daily. The Master Portfolio will not enter into any portfolio security lending arrangement having a duration longer than one year. Any securities that the Master Portfolio receives as collateral do not become part of the Master Portfolio's portfolio at the time of the loan and, in the event of a default by the borrower, the Master Portfolio will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Master Portfolio is permitted to invest. During the time securities are on loan, the borrower will pay the Master Portfolio any accrued income on those securities, and the Master Portfolio may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. The Master Portfolio will not lend securities having a value that exceeds one-third of the current value of its total assets. Loans of securities by the Master Portfolio are subject to termination at the Master Portfolio's or the borrower's option. The Master Portfolio may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker. Borrowers and placing brokers are not permitted to be affiliated, directly or indirectly, with MIT, the Company, the investment adviser or the distributor.


     Foreign Obligations. Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to uniform accounting, auditing and financial reporting standards or governmental supervision comparable to those applicable to domestic issuers.
In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries. The Master Portfolio may not invest 25% or more of its assets in foreign obligations.

     Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting obligations of U.S. banks, including the possibilities that liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. Government agency or instrumentality.

     Municipal Bonds. The Master Portfolio may invest in municipal bonds. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Other purposes for which municipal bonds may be issued include the refunding of outstanding obligations and obtaining funds for general operating expenses or to loan to other public institutions and facilities. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. The Master Portfolio may not invest 25% or more of its assets in industrial development bonds. Assessment bonds, wherein a specially created district or project area levies a tax (generally on its taxable property) to pay for an improvement or project may be considered a variant of either category. There are, of course, other variations in the types of municipal bonds, both within a particular classification and between classifications, depending on numerous factors.

     Municipal Notes. Municipal notes include, but are not limited to, tax anticipation notes ("TANs"), bond anticipation notes ("BANs"), revenue anticipation notes ("RANs") and construction loan notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.

     TANs. Uncertainty concerning a municipal issuer's capacity to raise taxes as a result of such things as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

     BANs. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

     RANs. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

     The values of outstanding municipal securities vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values also change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk). Should such interest rates rise, the values of outstanding securities, including those held in the Master Portfolio's portfolio, will decline and (if purchased at par value) sell at a discount. If interest rates fall, the values of outstanding securities will generally increase and (if purchased at par value) would sell at a premium. Changes in the value of municipal securities held in the Master Portfolio's portfolio arising from these or other factors will cause changes in the net asset value per share of the Master Portfolio.


                                   MANAGEMENT


     Directors and Officers. The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Management of the Funds." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                                      PRINCIPAL OCCUPATION
NAME, ADDRESS AND AGE        POSITION                 DURING PAST 5 YEARS
---------------------        --------                 -------------------
Jack S. Euphrat, 74          Director                 Private Investor.
415 Walsh Road
Atherton, CA 94207

*R. Greg Feltus, 45          Director, Chairman and   Senior Vice President of Stephens;
                             President                Manager of Financial Services Group;
                                                      President of Stephens Insurance
                                                      Services Inc.; Senior Vice President
                                                      of Stephens Sports Management Inc.;
                                                      and President of Investor Brokerage
                                                      Insurance Inc.

Thomas S. Goho, 54           Director                 T.B. Rose Faculty Fellow Business,
321 Beechcliff Court                                  Wake Forest University Calloway
Winston-Salem, NC 27104                               School of Business and Accountancy;
                                                      Associate Professor of Finance of the
                                                      School of Business and Accounting at
                                                      Wake Forest University since 1983.

Joseph N. Hankin, 55         Director                 President Westchester Community
75 Grasslands Road                                    College since 1971; President of
Valhalla, NY  10595                                   Hartford Junior College from 1967 to
                                                      1971; Adjunct Professor of Columbia
                                                      University Teachers College since
                                                      1976.

*W. Rodney Hughes, 70        Director                 Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Robert M. Joses, 78          Director                 Private Investor.
47 Dowitcher Way
San Rafael, CA 94901

*J. Tucker Morse, 52         Director                 Private Investor; Real Estate
10 Legrae Street                                      Developer; Chairman of Renaissance
Charleston, SC 29401                                  Properties Ltd.; President of Morse
                                                      Investment Corporation; and
                                                      Co-Managing Partner of Main Street
                                                      Ventures.

Richard H. Blank, Jr., 40    Chief Operating          Associate of Financial Services Group
                             Officer,                 of Stephens; Director of Stephens
                             Secretary and Treasurer  Sports Management Inc.; and Director
                                                      of Capo Inc.


                               COMPENSATION TABLE

                      For the Year Ended December 31, 1996




                              Aggregate Compensation    Total Compensation from
     Name and Position           from Registrant      Registrant and Fund Complex
----------------------------  ----------------------  ---------------------------
      Jack S. Euphrat               $10,500                    $31,500
          Director

      *R. Greg Feltus                   0                          0
          Director

       Thomas S. Goho                 10,500                    31,500
          Director

       *Zoe Ann Hines
          Director                      0                          0
(resigned September 6, 1996)

      Joseph N. Hankin                 500                       1,500
          Director

     *W. Rodney Hughes                8,750                     26,250
          Director

      Robert M. Joses                 10,500                    31,500
          Director

      *J. Tucker Morse                8,750                     26,250
          Director



     Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Stagecoach Funds, Inc., Stagecoach Trust, Life & Annuity Trust and Master Investment Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). MasterWorks Funds Inc., Master Investment Portfolio and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin, who only serves the aforementioned members of the Wells Fargo Fund Complex, and Zoe Ann Hines who, after September 6, 1996, only serves the aforementioned members of the BGFA Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

     As of the date of this SAI, Directors and Officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.


     MASTER/FEEDER STRUCTURE. The Fund seeks to achieve its investment objective by investing all of its assets in the Tax-Free Money Market Master Portfolio of MIT. The Fund and other entities investing in the Master Portfolio are each liable for all obligations of the Master Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and MIT itself is unable to meet its obligations. Accordingly, the Company's Board of Directors believes that neither the Fund nor its shareholders will be adversely affected by investing Fund assets in the Master Portfolio. However, if a mutual fund or other investor withdraws its investment from the Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Company's Board believes may be available through investment in the Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise. See "Management of the Funds" in the Prospectus for additional description of the Fund's and Master Portfolio's expenses and management.



     The Fund may withdraw its investment in the Master Portfolio only if the Company's Board of Directors determines that such action is in the best interests of the Fund and its shareholders. Upon such withdrawal, the Company's Board would consider alternative investments, including investing all of the Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to the Master Portfolio.



     The investment objective and other fundamental policies of the Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding interests. See "Investment Objectives and Policies" in the Prospectus. Whenever the Fund, as an interestholder of the Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund will hold a meeting of its shareholders to consider such matters. The Fund will cast its votes in proportion to the votes received from its shareholders. Shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders.



     Certain policies of the Master Portfolio which are non-fundamental may be changed by vote of a majority of MIT's Trustees without interestholder approval. If the Master Portfolio's investment objective or fundamental or non-fundamental policies are changed, the Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The Fund may also elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its objective. In the latter case, the Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund. The Fund will provide shareholders with 30 days' written notice prior to the implementation of any change in the investment objective of the Fund or the Master Portfolio, to the extent possible. See "Investment Objectives and Policies" in the Prospectus for additional information regarding the Fund's and the Master Portfolio's investment objectives and policies.



     INVESTMENT ADVISER. The Fund has not engaged an investment adviser. The Master Portfolio is advised by Wells Fargo Bank pursuant to an Investment Advisory Contract approved by the Board of Trustees of MIT. Wells Fargo Bank furnishes to the Master Portfolio investment guidance and policy direction in connection with the daily portfolio management of the Master Portfolio. Wells Fargo Bank also furnishes to MIT's Board of Trustees periodic reports on the investment strategy and performance of the Master Portfolio. Wells Fargo Bank has agreed to provide to the Master Portfolio, among other things, money market security and fixed-income research, analysis, and statistical and economic data, and information concerning interest rate and security market trends, portfolio composition, credit conditions and average maturities of the Master Portfolio's portfolio. The Fund and, indirectly, its shareholders, would bear a pro rata portion of any advisory fees paid by the Master Portfolio. For its services as investment adviser to the Master Portfolio, Wells Fargo Bank is entitled to receive a monthly fee at the annual rate of 0.30% of the Master Portfolio's average daily net assets.



     For the period begun April 2, 1996 (commencement of operations) and ending December 31, 1996, the Master Portfolio paid to Wells Fargo Bank $87,467 in advisory fees allocable to the Fund. $53,098 in advisory fees allocable to the Fund were waived during this period.



     The Investment Advisory Contract will continue in effect for more than two years provided the continuance is approved annually (i) by the holders of a majority of the Master Portfolio's outstanding voting securities or by MIT's Board of Trustees and (ii) by a majority of the Trustees of MIT who are not parties to the Investment Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Investment Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.



     ADMINISTRATOR AND CO-ADMINISTRATOR. The Company has retained Wells Fargo Bank as administrator and Stephens as co-administrator on behalf of the Fund. In addition, MIT has retained Wells Fargo Bank as administrator and Stephens as co-administrator on behalf of the Master Portfolio. Under the respective Administration and Co-Administration Agreements, Wells Fargo Bank and Stephens shall provide as administrative services, among other things: (i) general supervision of the Fund's and the Master Portfolio's operations, including coordination of the services performed by the investment adviser (in the case of the Master Portfolio), transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for the Fund and the Master Portfolio; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's and Master Trust's Officers, Directors and Trustees. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the

Fund's and the Master Portfolio's business together with ordinary clerical and bookkeeping services. Stephens pays the compensation of MIT's and the Company's Directors/Trustees, Officers and employees who are affiliated with Stephens. The administrator and co-administrator are entitled to receive a monthly fee at the annual rate of 0.04% and 0.02%, respectively, of the Fund's average daily net assets.



     For the period begun April 2 and ended December 31, 1996, Stephens served as sole administrator to the Fund and the Master Portfolio and provided the Fund and Master Portfolio with essentially the same services as described above and was paid $23,514 in administration fees by the Fund. No administration fees were waived during this period. Stephens was entitled to receive a monthly fee at the annual rate of 0.05% of the Fund's average daily net assets.



     SPONSOR AND DISTRIBUTOR. As discussed in the Fund's Prospectus under the heading "Management of the Funds," Stephens serves as the Fund's sponsor and distributor.



     CUSTODIAN. Wells Fargo Bank has been retained to act as custodian for both the Fund and the Master Portfolio. The custodian, among other things, maintains separate custody accounts in the names of the Fund and the Master Portfolio; receives and delivers all assets for the Fund and the Master Portfolio upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Fund and the Master Portfolio and pays all expenses of the Fund and the Master Portfolio. The custodian shall not be entitled to compensation for providing custody services to the Fund so long as the custodian receives fees for providing agency services to the Fund.



     TRANSFER AND DIVIDEND DISBURSING AGENT. Wells Fargo Bank has been retained to act as transfer and dividend disbursing agent for both the Fund and the Master Portfolio. For its services as transfer and dividend disbursing agent for the Fund, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.10% of the Fund's average daily net assets. Under the prior transfer agency agreement for the Fund, Wells Fargo Bank was not entitled to receive a fee for such services so long as it was entitled to receive fees for providing advisory services to the Master Portfolio.



     For the period begun April 2 and ended December 31, 1996, neither the Fund nor the Master Portfolio paid any compensation for custodial services or transfer and dividend disbursing agency services to Wells Fargo Bank.



     UNDERWRITING COMMISSIONS. For the year ended December 31, 1994, the aggregate dollar amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $1,408,759 and Stephens retained $1,351,388 of such commissions. WFSI and its registered representatives received $57,371 of such commissions.



     For the year ended December 31, 1995, the aggregate dollar amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $1,478,541 and Stephens retained $1,447,175 of such commissions. WFSI and its registered representatives received $31,366 of such commissions.

     For the year ended December 31, 1996, the aggregate dollar amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $1,777,985 and Stephens retained $195,639 of such commissions. WFSI and its registered representatives received $255,147 and $1,327,199 respectively of such commissions.




                            PERFORMANCE CALCULATIONS



     TOTAL RETURN. The Fund may advertise certain total return information for a class of shares, computed in the manner described in the Prospectus. As and to the extent required by the Commission, an average annual compound rate of return ("T") will be computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment in a class of shares ("P") over a period of years ("n") according to the following formula:
P(1+T)n = ERV. In addition, as indicated in the Prospectus, the Fund also may, at times, calculate total return for a class of shares based on net asset value per share (rather than the public offering price), in which case the figures would not reflect the effect of any sales charges that would have been paid by an investor, or would be based on the assumption that a sales charge other than the maximum sales charge (reflecting a Volume Discount) was assessed, provided that total return data derived pursuant to the calculation described above also are presented.



     In addition to the above performance information, the Fund may also advertise the cumulative total return of a class. The cumulative total return for such periods is based on the overall percentage change in value of a hypothetical investment in a class of shares, assuming all dividends and capital gain distributions are reinvested in shares of that class, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.



     Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year.




 Average Annual Total Return(1)    Cumulative Total Return
Inception to December 31, 1996  Inception to December 31, 1996
------------------------------  ------------------------------
            2.27%                           2.27%



(1) The Fund commenced operations on April 2, 1996 and does not assess sales charges.



     YIELD. The Fund may advertise certain yield information. Yield for the Fund is calculated based on the net changes, exclusive of capital changes, over a seven- or thirty-day period, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7 or

365/30, as applicable) with the resulting yield figure carried to at least the nearest hundredth of one percent.

     Tax-equivalent yield for the Fund is computed by dividing that portion of the yield of the Fund which is tax-exempt by one, minus a stated income tax rate and then adding the product to that portion, if any, of the Fund's yield that is not tax-exempt.


     Effective yield for the Fund is calculated by determining the net change, exclusive of capital changes in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding one, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result.


     The yield for the Fund fluctuates from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and does not provide a basis for determining future yields since it is based on historical data. Yield is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to the Fund.

     In addition, investors should recognize that changes in the net asset value of shares of the Fund will affect the Fund's yield for any specified period, and such changes should be considered together with the Fund's yield in ascertaining the Fund's total return to shareholders for the period. Yield information for the Fund may be useful in reviewing the performance of the Fund and for providing a basis for comparison with investment alternatives. The Fund's yield, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.


           Yield for the Applicable Period Ended December 31, 1996(1)



                                                    Thirty-Day
                                                  Tax-Equivalent                     Seven-Day
             Fund               Thirty-Day Yield     Yield(2)     Seven-Day Yield  Effective Yield
------------------------------  ----------------  --------------  ---------------  ---------------
National Tax-Free Money Market       3.10%            5.66%           3.42%              3.47%



(1) The Fund commenced operations on April 2, 1996 and does not assess sales charges.


(2) Based on a federal income tax rate of 28.00%.



     OTHER. The Company may disclose in advertising, and other types of sales literature, information and statements, relative rankings of performance, asset level, fee level and risk level published in books, magazines, newsletters and newspapers including, but not limited to, the Wall Street Journal, Money Magazine, Barrons, Kiplingers, Business Week, Fortune, Forbes, Worth, Bank Investor, Mutual Funds Magazine, American Banker, Smart Money, Morningstar,

Investor Business Daily, Value Line, The 100 Best Mutual Funds, The Boston Globe, The Chicago Sun-Times, The Los Angeles Times, The New York Times, The San Jose Mercury News, The San Francisco Chronicle and The Washington Post.

     The Company may also disclose in advertising and other types of literature, information and statements, the distribution rate on the shares of the Fund. Distribution rate, which may be annualized, is the amount determined by dividing the dollar amount per Fund share of the most recent dividend by the most recent NAV or maximum offering price per share as of a date specified in the sales literature. Distribution rate will be accompanied by the standard 30-day yield as required by the SEC.



     Performance Comparisons. From time to time and only to the extent the comparison is appropriate for the Fund, the Company may quote the Fund's performance or price-earning ratio in advertising and other types of literature as compared to the performance of the 91-Day Treasury Bill Average (Federal Reserve), Lipper Money Market Fund Average, Donoghue Taxable Money Market Fund Average, Salomon Three-Month Treasury Bill Index, Bank Averages (which are calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), Dow Jones Industrial Average, Lehman Brothers 20+ Treasury Index, Lehman Brother 5-7 Year Treasury Index, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics and which is an established measure of change over time in the prices of goods and services in major expenditure groups), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics) other managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds or
on overall performance or other criteria.   The S&P Index and the Dow Jones
Industrial Average are unmanaged indices of selected common stock prices.

     The Fund's performance also may be compared to the performance of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc. (including the Lipper General Bond Fund Average, the Lipper Intermediate Investment Grade Debt Fund Average, the Lipper Bond Fund Average, the Lipper Growth Fund Average, the Lipper Flexible Fund Average), Donoghue's Money Fund Report, including Donoghue's Taxable Money Market Fund Average, Morningstar, Inc., or other independent services which monitor the performance of mutual funds. The Fund's performance will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include in advertisements and other types of literature references to certain marketing approaches of the Distributor and may also refer to general mutual fund statistics provided by the Investment Company Institute.

     The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for the Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in the Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of the Fund or the general economic, business, investment, or financial environment in which the Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of the Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which the Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the Fund's historical performance or current or potential value with respect to the particular industry or sector.


     The Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as some of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."



     The Company also may disclose in advertisements and other types of literature that the Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as Standard & Poor's Rating Group. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare the Fund's performance with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.



     The Company also may discuss in advertisements and other types of literature the features, terms and conditions of Wells Fargo Bank accounts through which investments in the Fund may be made via a "sweep" arrangement, including, without limitation, through investments in a Managed Sweep Account, National Tax-Free Money Market Checking Account or National Tax-Free Money Market Access Account (collectively, the "Sweep Accounts"). Such advertisements and other literature may include, without limitation, discussions of such terms and conditions as the minimum deposit required to open a Sweep Account, a description of the yield earned on shares of the Fund through a Sweep Account, a description of any monthly or other service charge on a Sweep Account and any minimum required balance to waive such service charges, any overdraft protection plan offered in connection with a Sweep Account, a description of any express transfer or "AutoSaver" plan offered in connection with a Sweep Account, a description of any automated teller machine ("ATM") or check privileges offered in connection with a Sweep Account and any other terms, conditions, features or plans offered in connection with a Sweep Account. Such advertising or other literature may also include a discussion of the advantages of establishing and maintaining a Sweep Account, and may include statements from customers as to the reasons why such customers have established and maintained a Sweep Account.



     The Company also may disclose, in advertising and other types of literature, information and statements that Wells Capital Management, Inc. ("WCM" formerly, Wells Fargo Investment Management) a subsidiary of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1996 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by its investment adviser or sub-adviser and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of April 1, 1997, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $57 billion of assets of individuals, trusts, estates and institutions and $20 billion of mutual fund assets.



     The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.

                        DETERMINATION OF NET ASSET VALUE


     Net asset value per share of the Fund is determined on each day the Fund is open. The Fund's investments in the Master Portfolio are valued at the net asset value of the Master Portfolio's units.


     As indicated in the Fund's Prospectus, the Master Portfolio uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Master Portfolio would receive if the security were sold. During these periods the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of the Master Portfolio's portfolio on a particular day, a prospective investor in the Master Portfolio would be able to obtain a somewhat higher yield than would result from investment in a fund using solely market values, and existing Master Portfolio shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.


     Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Master Portfolio must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of thirteen months or less and invest only in those high-quality securities that are determined by MIT's Board of Trustees to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable- and floating-rate instruments subject to demand features. Pursuant to the Rule, MIT's Board of Trustees is required to establish procedures designed to stabilize, to the extent reasonably possible, the Master Portfolio's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Master Portfolio's portfolio holdings by MIT's Board of Trustees, at such intervals as it may deem appropriate, to determine whether or not the Master Portfolio's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by said Board of Trustees. If such deviation exceeds 1/2 of 1%, said Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION



     Investors may purchase Fund shares on any day the New York Stock Exchange ("NYSE") is open for trading (a "Business Day"). The NYSE is closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each, a "Holiday"). When any Holiday falls on a Saturday, the NYSE usually is closed the preceding Friday, and when any Holiday falls on a Sunday, the NYSE is closed the following Monday. Purchase orders that are received by the Transfer Agent before 9:00 a.m. (Pacific time) are executed on the same day. Orders received by the Transfer Agent after 9:00 a.m. (Pacific time) are executed on the next Business Day. Purchase orders are processed at the NAV next determined after the order is received.



     Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Fund as described in the Prospectuses. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.



     Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation), an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.



     The Company may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act.



     In addition, the Company may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectus.


                             PORTFOLIO TRANSACTIONS




     Purchases and sales of debt securities generally are principal transactions. Debt securities normally are purchased or sold from or to dealers serving as market makers for the securities at a net price. Debt securities may also be purchased in underwritten offerings or directly from the issuer. Generally, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing transactions in debt securities consists primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Master Portfolio are prohibited from dealing with the Master Portfolio as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available.



     The Master Portfolio may purchase municipal obligations from underwriting syndicates of which Stephens or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by MIT's Board of Trustees. Purchase and sale orders of the securities held by the Master Portfolio may be combined with those of other accounts that Wells Fargo Bank manages, and for which it has brokerage placement authority, in the interest of seeking the most favorable overall net results. When Wells Fargo Bank determines that a particular security should be bought or sold for the Master Portfolio and other accounts managed by Wells Fargo Bank, Wells Fargo Bank undertakes to allocate those transactions among the participants equitably.



     MIT has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by MIT's Board of Trustees, Wells Fargo is responsible for the Master Portfolio's investment decisions and the placing of portfolio transactions. In placing orders, it is the policy of MIT to obtain the best overall terms taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. Wells Fargo Bank generally seeks reasonably competitive spreads or commissions.



     In assessing the best overall terms available for any transaction, Wells Fargo Bank considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Wells Fargo Bank may cause the Master Portfolio to pay a broker/dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that Wells Fargo Bank determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker/dealer, viewed in terms of either the particular transaction or the overall responsibilities of Wells Fargo Bank. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond, and government securities markets and the economy.



     Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by Wells Fargo Bank and does not reduce the advisory fees payable by the Master Portfolio. MIT's Board of Trustees will periodically review the commissions paid by the Master Portfolio to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Master Portfolio. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which Wells Fargo Bank exercises investment discretion. Conversely, the Master Portfolio may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.



     Under Section 28(e) of the Securities Exchange Act of 1934, an adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of
Section 28(e), an adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities." Accordingly, the price to the Master Portfolio in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.



     Broker/dealers utilized by Wells Fargo Bank may furnish statistical, research and other information or services which are deemed by Wells Fargo Bank to be beneficial to the Master Portfolio's investment programs. Research services received from brokers supplement Wells Fargo Bank's own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; portfolio management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to Wells Fargo Bank and to MIT's Trustees with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.



     The outside research assistance is useful to Wells Fargo Bank since the brokers utilized by Wells Fargo Bank as a group tend to follow a broader universe of securities and other matters than the staff of Wells Fargo Bank can follow. In addition, this research provides Wells Fargo Bank with a diverse perspective on financial markets. Research services which are provided to Wells Fargo Bank by brokers are available for the benefit of all accounts managed or advised by Wells Fargo Bank. It is the opinion of Wells Fargo Bank that this material is beneficial in supplementing their research and analysis; and, therefore, it may benefit the Master Portfolio by improving the quality of Wells Fargo Bank's investment advice.

     BROKERAGE COMMISSIONS. For the years ended December 31, 1996, the Fund did not pay any Brokerage Commissions.



     SECURITIES OF REGULAR BROKER DEALERS.   As of December 31, 1996, neither
the Fund nor the Master Portfolio held any debt securities of their "regular brokers or dealers," as defined in the 1940 Act, or their parents.



     PORTFOLIO TURNOVER. Because the Master Portfolio's portfolio consists of securities with relatively short-term maturities, the Master Portfolio can expect to experience high portfolio turnover. A high portfolio turnover rate should not adversely affect the Master Portfolio (or the Fund), however, because portfolio transactions ordinarily will be made directly with principals on a net basis and, consequently, the Master Portfolio (and, accordingly, the Fund), usually will not incur excessive transaction costs.



                                 FUND EXPENSES



     Except for the expenses borne by Wells Fargo Bank and Stephens, the Company and the Master Portfolio each bear the costs of its respective operations, including the compensation of its Directors/Trustees who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing Prospectuses (except the expense of printing and mailing Prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of the Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of the Fund's shares; pricing services, and any extraordinary expenses. Expenses attributable to the Fund are charged against Fund assets. General expenses of the Company are allocated among all of the funds of the Company, including the Fund, in a manner proportionate to the net assets of the Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.



                              FEDERAL INCOME TAXES


     In General. The following information supplements and should be read in conjunction with the Prospectus. The Prospectus of the Fund describes generally the tax treatment of distributions by the Fund within the section entitled "Taxes." This section of the SAI includes additional information concerning federal income taxes.

     The Company intends to qualify the Fund as a regulated investment company under Subchapter M of the Code as long as such qualification is in the best interest of the Fund's shareholders. The Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied to the Fund, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for the Fund.



     Qualification as a regulated investment company under the Code requires, among other things, that (a) the Fund derive at least 90% of its annual gross income from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities or options thereon; (b) the Fund derive less than 30% of its gross income from gains from the sale or other disposition of securities or options thereon held for less than three months; and (c) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses. As a regulated investment company, the Fund will not be subject to federal income tax on its net investment income and net capital gains distributed to its shareholders, provided that it distributes to its shareholders at least 90% of its net investment income, including net tax-exempt income, earned in each year. The Fund intends to pay out substantially all of its net investment income and net realized capital gains (if any) for each year.



     A 4% nondeductible excise tax will be imposed on the Fund (other than to the extent of the Fund's tax-exempt income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. The Fund will either actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.



     Federal Income Tax Rates. As of the printing of this SAI, the maximum individual tax rate applicable to ordinary income is 39.6% (marginal rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual marginal tax rate applicable to net capital gains is 28%; the maximum corporate tax rate applicable to ordinary income and net capital gains is 35% (except that to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of income tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

     Capital Gain Distributions. To the extent that the Fund recognizes long-term capital gains, such gains will be distributed at least annually and these distributions will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to the shareholders not later than 60 days after the close of the Fund's taxable year.



     Other Distributions. Although dividends will be declared daily based on the Fund's daily earnings, for federal income tax purposes, the Fund's earnings and profits will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For federal income tax purposes, only amounts paid out of earnings and profits will qualify as dividends. Thus, if during a taxable year the Fund's declared dividends (as declared daily throughout the year) exceed the Fund's net income (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a dividend. It is expected that the Fund's net income, on an annual basis, will equal the dividends declared during the year.





     Disposition of Fund Shares. If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. In addition, any loss realized by a shareholder upon the sale or redemption of Fund shares held less than six months is disallowed to the extent of any exempt-interest dividends received thereon by the shareholder. These rules shall not apply, however, to losses incurred under a periodic redemption plan.





     If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or of a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.



     Taxation of Fund Investments. Gains or losses on sales of portfolio securities by the Fund will generally be long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases such as where the Fund acquires a put or writes a call thereon. Gains recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally at a price less than its principal amount) will generally be treated as ordinary income to the extent of the portion of market discount which accrued during the period of time the Fund held the debt obligation. Other gains or losses on the sale of portfolio securities will be short-term capital gains or losses.



     Foreign Shareholders. Under the Code, distributions of net investment income by the Fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.



     Backup Withholding. The Company may be required to withhold, subject to certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions and redemption proceeds (including redemptions in kind and proceeds from exchanges) paid or credited to an individual Fund shareholder, unless a shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS.



     Special Tax Considerations for the Fund. The Fund intends that at least 50% of the value of its total assets at the close of each quarter of its taxable year will consist of obligations the interest on which is exempt from federal income tax, so that it will qualify under the Code to pay "exempt-interest dividends." The portion of total dividends paid by the Fund with respect to any taxable year that constitutes exempt-interest dividends will be the same for all shareholders receiving dividends during such year. Long-term and/or short-term capital gain distributions will not constitute exempt-interest dividends and will be taxed as capital gain or ordinary income dividends, respectively. The exemption of interest income derived from investments in tax-exempt obligations for federal income tax purposes may not result in a similar exemption under the laws of a particular state or local taxing authority.



     Not later than 60 days after the close of its taxable year, the Fund will notify its shareholders of the portion of the dividends paid with respect to such taxable year which constitutes exempt-interest dividends. The aggregate amount of dividends so designated cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Finally, interest on indebtedness incurred to purchase or carry shares of the Fund will not be deductible to the extent that the Fund's distributions are exempt from federal income tax.

     In addition, the federal alternative minimum tax ("AMT") rules ensure that at least a minimum amount of tax is paid by taxpayers who obtain significant benefit from certain tax deductions and exemptions. Some of these deductions and exemptions have been designated "tax preference items" which must be added back to taxable income for purposes of calculating AMT. Among the tax preference items is tax-exempt interest from "private activity bonds," issued after August 7, 1986. To the extent that the Fund invests in private activity bonds, its shareholders who pay AMT will be required to report that portion of Fund dividends attributable to income from the bonds as a tax preference item in determining their AMT. Shareholders will be notified of the tax status of distributions made by the Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in the Fund. Furthermore, shareholders will not be permitted to deduct any of their share of the Fund's expenses in computing their AMT. With respect to a corporate shareholder of the Fund, exempt-interest dividends paid by the Fund are included in the corporate shareholder's "adjusted current earnings" as part of its AMT calculation, and may also affect its federal "environmental tax" liability. As of the printing of this SAI, individuals are subject to an AMT at a maximum rate of 28% and corporations at a maximum rate of 20%. Shareholders with questions or concerns about AMT should consult their tax advisors.





     Shares of the Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10, plans and IRAs since such plans and accounts are generally tax-exempt and, therefore, would not benefit from the exempt status of dividends from the Fund. Such dividends would be ultimately taxable to the beneficiaries when distributed to them.



     Other Matters. Investors should be aware that the investments to be made by the Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund will seek to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.



     The foregoing discussion and the discussions in the Prospectus address only some of the federal tax considerations generally affecting investments in the Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state or local taxes and foreign taxes.


                                 CAPITAL STOCK


     The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Organization and Capital Stock."



     Most of the Company's funds are authorized to issue multiple classes of shares, one class generally subject to a front-end sales charge and, in some cases, a class subject to a contingent-deferred sales charge, that are offered to retail investors.
Certain of the Company's funds also are authorized to issue other classes of shares, which are sold primarily to institutional investors. Each class of shares in a fund represents an equal, proportionate interest in a fund with other shares of the same class. Shareholders of each class bear their pro rata portion of the fund's operating expenses, except for certain class-specific expenses (e.g., any state securities registration fees, shareholder servicing fees or distribution fees that may be paid under Rule 12b-1) that are allocated to a particular class. Please contact Overland Shareholder Services at (800) 552-9612 if you would like additional information about other funds or classes of shares offered.


     All shares of the Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by series is required by law or where the matter involved only affects one series. For example, a change in the Fund's fundamental investment policy would be voted upon only by shareholders of the Fund. Additionally, approval of an Investment Advisory Contract is a matter to be determined separately by the Fund. As used in the Fund's Prospectus and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole, means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy or
(ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

     The Company may dispense with an annual meeting of shareholders in any year in which it is not required to elect Directors under the 1940 Act. However, the Company has undertaken to hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Director or Directors if requested in writing by the holders of at least 10% of the Company's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

     Each share of the Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of the Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.


     Shareholders are not entitled to any pre-emptive rights. All shares, when issued, will be fully paid and non-assessable by the Company.



     MIT, a no-load, diversified, open-end, series management investment company, was organized as a Delaware business trust August 15, 1991. In accordance with Delaware law and in connection with the tax treatment sought by MIT, MIT's Declaration of Trust provides that its investors would be personally responsible for Master Trust liabilities and obligations, but only to the extent MIT property is insufficient to satisfy such liabilities and obligations. The Declaration of Trust also provides that MIT shall maintain appropriate insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of MIT, its investors, Trustees, Officers, employees and agents covering possible tort and other liabilities, and that investors will be indemnified to the extent they are held liable for a disproportionate share of Master Trust obligations. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance exists and MIT itself was unable to meet its obligations.



     The Declaration of Trust further provides that obligations of MIT are not binding upon the Trustees individually but only upon the property of MIT and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee's office.



     The interests in the Master Portfolio have substantially identical voting and other rights as those rights enumerated above for shares of the Fund. MIT also intends to dispense with annual meetings, but is required by Section 16(c) of the Act to hold a special meeting and assist investor communications under the circumstances described above with respect to the Company. Whenever the Fund is requested to vote on a matter with respect to the Master Portfolio, the Fund will hold a meeting of Fund shareholders and will cast its votes as instructed by such shareholders.


     In a situation where the Fund does not receive instruction from certain of its shareholders on how to vote the corresponding shares of the Master Portfolio, the Fund will vote such shares in the same proportion as the shares for which the Fund does receive voting instructions.


     As of April 1, 1997, the shareholder identified below was known by the Company to own 25% or more of the Fund's outstanding shares and, as such, could be considered a "controlling person" as such term is defined in the 1940 Act, of the Fund.




                   Name and                 Percentage  Capacity
               Address of Shareholder        of Fund    Owned
               ---------------------------  ----------  --------

               Wells Fargo Bank               98.18%    Record
               Quality Control
               525 Market St, MAC 0103-174
               San Francisco, CA  94163

                                     OTHER


     The Registration Statements of the Company and MIT, including the Fund's Prospectus, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statements, each such statement being qualified in all respects by such reference.


                              INDEPENDENT AUDITORS


     KPMG Peat Marwick LLP have been selected as the independent auditors for the Company and MIT. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.



                             FINANCIAL INFORMATION


     The portfolio of investments, audited financial statements and independent auditors' report for the Fund and Master Portfolio for the year ended December 31, 1996 are hereby incorporated into this SAI by reference to the Company's Annual Report for Institutional Class shares as filed with the SEC on March 7, 1997. The portfolio of investments, audited financial statements and independent auditors' report for the Funds are attached to all SAIs delivered to shareholders or prospective shareholders.

                                   APPENDIX



          The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds, municipal notes, and corporate and municipal commercial paper.



Corporate and Municipal Bonds



          Moody's: The four highest ratings for corporate and municipal bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's also applies numerical modifiers in its rating system: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.



          S&P: The four highest ratings for corporate and municipal bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the "highest rating" assigned by S&P and have "an extremely strong capacity" to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity" to pay interest and repay principal and "differ from the highest rated obligations only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having "adequate protection parameters" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.



Corporate and Municipal Notes



          Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality." Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins of protections "ample although not as large as in the preceding group." Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for, but lacking the strength of the preceding grades.

        S&P: The two highest ratings for corporate, state and municipal notes are "SP-1" and "SP-2." The "SP-1" ratings reflects a "very strong or strong capacity to pay principal and interests." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.



Corporate and Municipal Commercial Paper



        Moody's: The highest rating for corporate, state and municipal commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior ability for repayment of senior short-term debt obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of senior short-term debt obligations," but earnings trends, while sound, will be subject to more variation.



        S&P: The "A-1" rating for corporate, state and municipal commercial paper is rated "in the highest category" by S&P and "the obligor's capacity to meet its financial commitment on the obligation is strong." The "A-1+" rating indicates that said capacity is "extremely strong." The A-2 rating indicates that said capacity is "satisfactory," but that corporate and municipal commercial paper rated "A-2" is "more susceptible" to the adverse effects of changes in economic conditions or other circumstances than commercial paper rated in higher rating categories.

                          OVERLAND EXPRESS FUNDS, INC.
                           Telephone:  (800) 552-9612

                      STATEMENT OF ADDITIONAL INFORMATION

                               Dated May 1, 1997


                             MUNICIPAL INCOME FUND
                       __________________________________


     Overland Express Funds, Inc. (the "Company") is an open-end series investment company. This Statement of Additional Information ("SAI") contains information about one of the Company's funds -- the MUNICIPAL INCOME FUND (the "Fund"). The Fund offers two classes of shares -- Class A Shares and Class D Shares. This SAI relates to both classes of shares. The investment objective of the Fund is described in the Prospectus under "Investment Objectives and Policies."



     This SAI is not a prospectus and should be read in conjunction with the Fund's Prospectus, dated May 1, 1997. All terms used in this SAI that are defined in the Prospectus will have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by writing Stephens Inc. ("Stephens"), the Company's sponsor, co-administrator and distributor, at 111 Center Street, Little Rock, Arkansas 72201 or calling the Transfer Agent at the telephone number indicated above.

                       __________________________________

                               TABLE OF CONTENTS


                                                                 Page
                                                                 ----
           Investment Restrictions .............................    3
           Additional Permitted Investment Activities ..........    5
           Management ..........................................    6
           Distribution Plans ..................................   11
           Class A Administrative Servicing Plan ...............   12
           Class D Servicing Plan ..............................   12
           Performance Calculations ............................   13
           Determination of Net Asset Value ....................   18
           Additional Purchase and Redemption Information.... ..   18
           Portfolio Transactions ..............................   19
           Fund Expenses .......................................   21
           Federal Income Taxes ................................   21
           Capital Stock .......................................   25
           Other ...............................................   27
           Independent Auditors ................................   28
           Financial Information ...............................   28
           Appendix ............................................  A-1

                            INVESTMENT RESTRICTIONS


     Fundamental Investment Policies. The Fund is subject to the following investment restrictions, all of which are fundamental policies:


     The Fund may not:

     (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would exceed 25% of the current value of the Fund's total assets, provided that there is no limitation with respect to investments in (i) municipal securities (for the purpose of this restriction, private activity bonds and notes shall not be deemed municipal securities if the payment of principal and interest on such bonds or notes is the ultimate responsibility of non-governmental issuers), and
(ii) securities issued or guaranteed by the United States Government, its agencies or instrumentalities;

     (2) purchase or sell real estate limited partnership interests or real estate (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts or interests, leases or limited partnership interests in oil, gas, or other mineral exploration or development programs;

     (3) purchase securities on margin (except for short-term credits necessary for the clearance of transactions) or make short sales of securities;

     (4) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

     (5) make investments for the purpose of exercising control or management;

     (6) purchase puts, calls, straddles, spreads, or any combination thereof if by reason thereof the value of the aggregate investment of such classes of securities will exceed 5% of the Fund's total assets;

     (7) issue senior securities, except that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of the Fund's net assets exists);

     (8) make loans of portfolio securities or other assets, except that loans for purposes of this restriction will not include the purchase of fixed time deposits, repurchase agreements, commercial paper and other short-term obligations, and other types of debt instruments commonly sold in a public or private offering; or

     (9) invest more than 25% of its assets in municipal securities of any single state, possession, commonwealth or territory or in the District of Columbia.

     The Fund may not purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, with respect to 75% of its total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or, with respect to 100% of its total assets, the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer. For purposes of this policy, each state, possession, commonwealth, territory and the District of Columbia, and each political subdivision, authority, agency and instrumentality and multi-state agency or authority thereof is a separate issuer provided that the securities are backed only by the assets and revenues of the particular issuer. In addition, for these purposes, a guarantee of a security shall not deemed to be a security issued by the guarantor, provided that the Fund shall not invest more than 10% of its total assets in all securities issued or guaranteed by that guarantor.


     Non-Fundamental Investment Policies. The Fund is subject to the following non-fundamental policies:


     (1) The Fund may not invest more than 5% of its net assets at the time of purchase in warrants, and not more than 2% of its net assets in warrants which are not listed on the New York or American Stock Exchange.

     (2) The Fund will not purchase or retain securities of any issuer if the officers or directors of the Fund or its investment adviser owning beneficially more than one-half of one percent (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities.

     (3) The Fund will not invest in securities of issuers who, with their predecessors, have been in existence less than three years, unless the securities are fully guaranteed, insured or issued by the U.S. Government, a state, commonwealth, possession, territory, the District of Columbia, or their political subdivisions, authorities, agencies or instrumentalities, or by an entity in existence at least three years, or the securities are backed by the assets and revenues of any of the foregoing, if by reason thereof, the value of its aggregate investment in such securities will exceed 5% of its total assets.

     (4) The Fund may not invest more than 10% of the current value of its net assets in repurchase agreements maturing in more than seven days, fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, restricted securities which must be registered under the Securities Act of 1933 before they may be offered or sold to the public, and illiquid securities.

     With respect to fixed time deposits, repurchase agreements, and the investments described in fundamental restriction (7) and non-fundamental restriction (1), the Fund does not currently intend to engage in these activities.

                   ADDITIONAL PERMITTED INVESTMENT ACTIVITIES


     When-Issued Securities. The Fund may purchase portfolio securities on a when-issued basis, in case delivery and payment normally take place within 45 days after the date of the commitment purchase. The Fund will only make commitments to purchase securities on a when-issued basis with intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. When-issued securities are subject to market fluctuation, and no income accrues to purchaser during the period prior to issuance. The purchase price interest rate that will be received on debt securities are fixed at the time the purchaser enters into commitment. Purchases on a when-issued basis are subject to the risk that the market price at the time of delivery may be lower than the agreed upon purchase price in which case there may be an unrealized loss at the time of delivery.


     The Fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the Fund's commitment to purchase when-issued securities. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

     Municipal Bonds. As discussed in the Prospectus, the two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal bonds may be issued include the refunding of outstanding obligations and obtaining funds for general operating expenses or to loan to other public institutions and facilities. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid
waste disposal.   Assessment bonds, wherein a specially created district or
project area levies a tax (generally on its taxable property) to pay for an improvement or project may be considered a variant of either category. There are, of course, other variations in the types of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. Subject to its investment objective and policies, the Fund is not limited with respect to which category of municipal bond it may acquire. Some or all of these bonds may be considered "private activity bonds" for federal income tax purposes.

     Municipal Notes. The Fund may invest in municipal notes. Municipal notes include, but are not limited to, tax anticipation notes ("TANs"), bond anticipation notes ("BANs"), revenue anticipation notes ("RANs") and construction loan notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.

     TANs. An uncertainty in a municipal issuer's capacity to raise taxes as a result of such things as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

     BANs. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

     RANs. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

     The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values will also change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk). Should such interest rates rise, the values of outstanding securities, including those held in the Fund's portfolio, will decline and (if purchased at par value) they would sell at a discount. If interest rates fall, the values of outstanding securities will generally increase and (if purchased at par value) they would sell at a premium. Changes in the value of municipal securities held in the Fund's portfolio arising from these or other factors will cause changes in the net asset value per share of the Fund.


                                   MANAGEMENT


     The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Management of the Funds." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                                      PRINCIPAL OCCUPATION
NAME, ADDRESS AND AGE        POSITION                 DURING PAST 5 YEARS
---------------------        --------                 -------------------
Jack S. Euphrat, 74          Director                 Private Investor.
415 Walsh Road
Atherton, CA 94207

*R. Greg Feltus, 45          Director, Chairman and   Senior Vice President of Stephens;
                             President                Manager of Financial Services Group;
                                                      President of Stephens Insurance
                                                      Services Inc.; Senior Vice President
                                                      of Stephens Sports Management Inc.;
                                                      and President of Investor Brokerage
                                                      Insurance Inc.

Thomas S. Goho, 54           Director                 T.B. Rose Faculty Fellow Business,
321 Beechcliff Court                                  Wake Forest University Calloway
Winston-Salem, NC 27104                               School of Business and Accountancy;
                                                      Associate Professor of Finance of the
                                                      School of Business and Accounting at
                                                      Wake Forest University since 1983.

Joseph N. Hankin, 55         Director                 President, Westchester Community
75 Grasslands Road                                    College since 1971;  President
Valhalla, NY  10595                                   of Hartford Junior College from 1967
                                                      to 1971; Adjunct Professor of
                                                      Columbia University Teachers
                                                      College since 1976.

*W. Rodney Hughes, 70        Director                 Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Robert M. Joses, 78          Director                 Private Investor.
47 Dowitcher Way
San Rafael, CA 94901

*J. Tucker Morse, 52         Director                 Private Investor; Real Estate
10 Legrae Street                                      Developer; Chairman of Renaissance
Charleston, SC 29401                                  Properties Ltd.; President of Morse
                                                      Investment Corporation; and
                                                      Co-Managing Partner of Main Street
                                                      Ventures.

Richard H. Blank, Jr., 40    Chief Operating          Associate of Financial Services Group
                             Officer,
                             Secretary and Treasurer  of Stephens; Director of Stephens
                                                      Sports Management Inc.; and Director
                                                      of Capo Inc.

                               COMPENSATION TABLE
                      For the Year Ended December 31, 1996




                              Aggregate Compensation    Total Compensation from
     Name and Position           from Registrant      Registrant and Fund Complex
----------------------------  ----------------------  ---------------------------
      Jack S. Euphrat
          Director                   $10,500                   $31,500

      *R. Greg Feltus
          Director                      0                          0

       Thomas S. Goho
          Director                    10,500                    31,500

       *Zoe Ann Hines
          Director
(resigned September 6, 1996)            0                          0

      Joseph N. Hankin
          Director                     500                       1,500

     *W. Rodney Hughes
          Director                    8,750                     26,250

      Robert M. Joses
          Director                    10,500                    31,500

      *J. Tucker Morse
          Director                    8,750                     26,250



     Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Stagecoach Funds, Inc., Stagecoach Trust, Life & Annuity Trust and Master Investment Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin, who only serves the aforementioned members of the Wells Fargo Fund Complex, and Zoe Ann Hines who, after September 6, 1996, only serves the aforementioned members of the BGFA Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

     As of the date of this SAI, Directors and officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.


     INVESTMENT ADVISER. The Fund is advised by Wells Fargo Bank. Wells Fargo Bank shall furnishes the Fund with investment guidance and policy direction in connection with the daily portfolio management of the Fund. Wells Fargo Bank furnishes to the Board of Directors periodic reports on the investment strategy and performance of the Fund. Wells Fargo Bank has agreed to provide to the Fund, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition, credit conditions and average maturities of the Fund. For its services as investment adviser to the Fund, Wells Fargo is entitled to receive a monthly fee at the annual rate of 0.50% of the Fund's average daily net assets.



     For the years ended December 31, 1994, 1995 and 1996, the Fund paid to Wells Fargo Bank the advisory fees indicated below and Wells Fargo Bank waived the indicated amounts:




       1994                1995                1996
  PAID     WAIVED     PAID      WAIVED      PAID    WAIVED
--------  --------  --------  ----------  --------  -------
$207,309  $334,766  $224,053    $184,199  $210,444  $99,403



     The Fund's Advisory Contract will continue in effect for more than two years provided the continuance is approved annually (i) by the holders of a majority of the Fund's outstanding voting securities or by the Company's Board of Directors and (ii) by a majority of the directors of the Company who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.



     ADMINISTRATOR AND CO-ADMINISTRATOR. The Company has retained Wells Fargo Bank as administrator and Stephens as co-administrator on behalf of the Fund. The Administration Agreement between Wells Fargo and the Fund, and the Co-Administration Agreement among Wells Fargo Bank, Stephens and the Fund, state that Wells Fargo Bank and Stephens shall provide as administration services, among other things: (i) general supervision of the operation of the Fund, including coordination of the services performed by the Fund's investment adviser, transfer agent, custodian, shareholder servicing agent(s), independent public accountants and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for the Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the business of each Fund together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens. The administrator and co-administrator are entitled to receive a monthly fee of 0.04% and 0.02%, respectively, of the Fund's average daily net assets.

     For the periods shown, Stephens served as sole administrator to the Fund and provided the Funds with essentially the same services described above. Stephens was entitled to receive a monthly fee at the annual rate of 0.10% of the Fund's average daily net assets. For the years ended December 31, 1994, 1995 and 1996, Stephens received administration fees as follows:



       1994                      1995                       1996
     --------                   -------                    -------
     $109,157                   $82,019                    $43,725



     SPONSOR AND DISTRIBUTOR. As discussed in the Fund's Prospectus under the heading "Management of the Funds," Stephens serves as the Fund's sponsor and distributor.



     SHAREHOLDER SERVICING AGENT. The Fund has entered into a shareholder servicing agreement with Wells Fargo Bank. For the years ended December 31, 1994, 1995 and 1996, the Fund paid the following amounts in servicing fees pursuant to the Servicing Plan for its Class D Shares:



      1994                       1995                       1996
     -------                    -------                    -------
     $43,503                    $35,700                    $27,580



     CUSTODIAN. Wells Fargo Bank has been retained to act as Custodian for the Fund. The Custodian, among other things, maintains a custody account or accounts in the name of the Fund; receives and delivers all assets for the Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Fund; and pays all expenses of the Fund. For its services as Custodian, Wells Fargo Bank receives an asset-based fee and transaction charges. For the year ended December 31, 1996, the Fund did not pay any custody fees.



     TRANSFER AND DIVIDEND DISBURSING AGENT. Wells Fargo Bank has been retained to act as Transfer and Dividend Disbursing Agent for the Fund. For its services as transfer and dividend disbursing agent for the Fund, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.14% of the average daily net assets of each class of shares. Under the prior transfer agency agreement for the Fund, Wells Fargo Bank was entitled to receive a base fee and per-account fees paid without regard to class. For the year ended December 31, 1996, the Fund did not pay any transfer and dividend disbursing agency fees.



     UNDERWRITING COMMISSIONS. For the year ended December 31, 1994, the aggregate dollar amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $1,408,759 and Stephens retained $1,351,388 of such commissions. WFSI and its registered representatives received $57,371 of such commissions.



     For the year ended December 31, 1995, the aggregate dollar amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $1,478,541 and Stephens retained $1,447,175 of such commissions. WFSI and its registered representatives received $31,366 of such commissions.

     For the year ended December 31, 1996, the aggregate dollar amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $1,777,985 and Stephens retained $195,639 of such commissions. WFSI and its registered representatives received $255,147 and $1,327,199 respectively of such commissions.


                               DISTRIBUTION PLANS


     As indicated in the Prospectus, the Fund, on behalf of each of its classes of shares, has adopted a Plan under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule").



              Pursuant to the Plan for Class A Shares, the Fund may defray all or part of the actual cost of preparing and printing prospectuses and other promotional materials and of providing such prospectuses and other promotional materials to prospective shareholders of the Fund and may compensate personnel of the distributor or reimburse the distributor for compensation paid to selling agents for distribution-related or sales support services and may pay for any other activities primarily intended to result in the sale of Class A Shares of the Fund. Payments also may be used to compensate or reimburse servicing agents for shareholder liaison services provided by entities that are dealers of record or which have a servicing relationship with the beneficial owners of Class A Shares of the Fund under a servicing agreement in substantially the form approved by the Board of Directors. Total payments under the Plan may not exceed 0.25% of the average daily net assets of the Class A Shares of the Fund on an annual basis.



              Pursuant to the Plan for Class D Shares of the Fund, the Company may pay to Stephens Inc. ("Distributor"), as compensation for distribution-related services provided, or reimbursement for distribution-related expenses incurred, a monthly fee at an annual rate of up to 0.50% of Fund's average daily net assets attributable to Class D Shares. The actual fee payable to the Distributor shall, within such limit, be determined from time to time by mutual agreement between the Company and the Distributor. The Distributor may enter into selling agreements with one or more selling agents under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to them. The Distributor may retain any portion of the total distribution fee payable hereunder to compensate it for distribution-related serviced provided by it or to reimburse it for other distribution-related expenses.



     For the year ended December 31, 1996, the Funds' distributor received the following amounts of 12b-1 fees for the specified purposes set forth below under each Fund's Plan.




                            Printing & Mailing                         Compensation to
      Fund         Total        Prospectus       Marketing Brochures     Underwriters
----------------  -------  --------------------  -------------------  ----------------
Municipal Income
   Class A        $77,995        N/A                   N/A                  $77,995
   Class D        $55,160        N/A                   N/A                  $55,160



     For the year ended December 31, 1996, WFSI and its registered representatives received no compensation under each Fund's Plans.



     The Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the directors of the Company and the Qualified Directors. Agreements related to the Plan must also be approved by such vote of the directors and the Qualified

Directors. Such agreements will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Fund. The Plan may not be amended to increase materially the maximum amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Fund, and no material amendment to the Plan may be made except by a majority of both the directors of the Company and the Qualified Directors.



     The Plan requires that the Treasurer of the Fund shall provide to the directors, and the directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of directors who are not "interested persons" of the Company be made by such disinterested directors.



                     CLASS A ADMINISTRATIVE SERVICING PLAN



     As indicated in the Fund's Prospectus, the Fund has adopted a Shareholder Administrative Servicing Plan (the "Administrative Servicing Plan") with respect to its Class A shares. Pursuant to the Administrative Servicing Plan, the Fund may enter into administrative servicing agreements with administrative servicing agents (which may include Wells Fargo and its affiliates) who are dealers/holders of record, or that otherwise have a servicing relationship with the beneficial owners, of the Fund's Class A shares. Administrative servicing agents agree to perform administrative shareholder services which may include, among other things, maintaining an omnibus account with the Fund, aggregating and transmitting purchase, exchange and redemption orders to the Fund's Transfer Agent, answering customer inquiries regarding a shareholder's accounts in the Fund, and providing such other services as the Company or a customer may reasonably request. Administrative servicing agents are entitled to a fee which will not exceed 0.25%, on an annualized basis, of the average daily net assets of the Class A shares represented by the shares owned of record or beneficially by the customers of the administrative servicing agent during the period for which payment is being made. In no case shall shares be sold pursuant to the Class A Rule 12b-1 Plan while being sold pursuant to its Administrative Servicing Plan.



                             CLASS D SERVICING PLAN



     As indicated in the Fund's Prospectus, the Fund has adopted a Servicing Plan ("Servicing Plan") with respect to its Class D Shares.



     Under the Servicing Plan and pursuant to the Servicing Agreement, the Fund may pay one or more servicing agents, as compensation for performing certain services, a fee at an annual rate of up to 0.25% of the average daily net assets of the Fund attributable to its Class D Shares. The actual fee payable to servicing agents is determined, within such limit, from time to time by mutual agreement between the Company and each servicing agent and will not exceed the maximum service fees payable by mutual funds sold by members of the NASD under the Conduct Rules of the NASD.

     The Servicing Plan will continue in effect from year to year if such continuance is approved by a majority vote of both Directors of the Company and the Servicing Plan Qualified Directors. Any form of Servicing Agreement related to the Servicing Plan also must be approved by such vote of the Directors and the Servicing Plan Qualified Directors. Servicing Agreements will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding Class D Shares of the Fund. The Servicing Plan may not be amended to increase materially the amount payable thereunder without the approval of a majority of the outstanding Class D Shares of the Fund, and no material amendment to the Servicing Plan may be made except by a majority of both the Directors of the Company and the Qualified Directors.


     The Servicing Plan requires that the Company's Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Servicing Plan.



                            PERFORMANCE CALCULATIONS



     TOTAL RETURN. As indicated in the Prospectus, the Fund may advertise certain total return information for a class of shares computed in the manner described in the Prospectus. As and to the extent required by the Commission, an average annual compound rate of return ("T") will be computed by using the value at the end of a specified period ("ERV") of a hypothetical initial investment in a class of shares ("P") over a period of years ("n") according to the following formula: P(1+T)n = ERV. In addition, as indicated in the Prospectus, the Fund may also, at times, calculate total return for a class of shares based on net asset value per share (rather than the public offering price), in which case the figures would not reflect the effect of any sales charges that would have been paid by an investor, or based on the assumption that a sales charge other than the maximum sales charge (reflecting a Volume Discount) was assessed, provided that total return data derived pursuant to the calculation described above are also presented.


     In addition to the above performance information, the Fund may also advertise cumulative total return for one-month, three-month, six-month and year-to-date periods. The cumulative total return for such periods is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.


     The average annual total return on the Class A Shares of the Fund from inception (July 17, 1991) to December 31, 1996, assuming a 3.00% sales load and no sales load, was 6.82% and 7.41%, respectively. The total return on the Class A Shares of the Fund for the year ended December 31, 1996, assuming a 3.00% sales load and no sales load, was 0.37% and 3.49%, respectively.



     The average annual return on the Class D Shares of the Fund for the period from inception (July 1, 1993) to December 31, 1996, was 4.06%. The total return on the Class D Shares of the Fund for the year ended December 31, 1996, assuming the maximum CDSC, was 1.93% and no CDSC, was 2.90%.

     The Fund may advertise the cumulative total return on its shares. Cumulative total return of shares is computed on a per share basis and assumes the reinvestment of dividends and distributions. Cumulative total return of shares generally is expressed as a percentage rate which is calculated by combining the income and principal charges for a specified period and dividing by the net asset value per share at the beginning of the period.
Advertisements may include the percentage rate of total return of shares or may include the value of a hypothetical investment in shares at the end of the period which assumes the application of the percentage rate of total return.


     The cumulative total return on the Class A Shares of the Fund for the period from inception (July 17, 1991) to December 31, 1996, assuming a 3.00% sales charge, was 43.32%. The cumulative total return for the same period, assuming no sales charge, was 47.76%.



     The cumulative total return on the Class D Shares of the Fund for the period from inception (July 1, 1993) to December 31, 1996, assuming no CDSC, was 14.95%.



     YIELD. As indicated in the Prospectus, the Fund may advertise certain yield information for a class of shares. As and to the extent required by the Commission, yield for a class of shares will be calculated based on a 30-day (or one month) period, computed by dividing the net investment income per share of a class of shares earned during the period by the maximum offering price per share of a class of shares on the last day of the period, according to the following formula: YIELD = 2[((a-b divided by cd)+1)6-1], where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares of a class of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share of a class of shares on the last day of the period. The net investment income of a class of shares includes actual interest income, plus or minus amortized purchase discount (which may include original issue discount) or premium, less accrued expenses. Realized and unrealized gains and losses on portfolio securities are not included in the net investment income. For purposes of sales literature, yield may also be calculated on the basis of the net asset value per share rather than the public offering price, or based on the assumption that a sales charge other than the maximum sales charge (reflecting a Volume Discount) was assessed, provided that the yield data derived pursuant to the calculation described above are also presented.



     The yield on the Class A Shares of the Fund for the 30-day period ended December 31, 1996, assuming a 3.00% sales load and no sales load was 5.04% and 5.19%, respectively. The yield on the Class D Shares of the Fund for the thirty-day period ended December 31, 1996, assuming the maximum CDSC, was 4.59.


     The tax-equivalent yield for the Fund will be computed by dividing that portion of the yield of a class of shares which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt. This yield figure may not reflect the applicability of the alternative minimum tax. The yield for a class of shares will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and does not provide a basis for determining future yields since it is based on historical data. Yield is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to the Fund.


     The tax-equivalent yield for the thirty-day period ended December 31, 1996 on the Class A Shares of the Fund, assuming a 3.00% sales load and no load, was 8.34% and 8.59%, respectively, based on a 39.6% assumed federal income tax rate. The tax-equivalent yield for the thirty-day period ended December 31, 1996 on the Class D Shares of the Fund, assuming no CDSC, was 7.60%, based on a 39.6% assumed federal income tax rate.


     In addition, investors should recognize that changes in the net asset values of a class of shares of the Fund will affect the yield of the class of shares for any specified period, and such changes should be considered together with such class's yield in ascertaining such class's total return to shareholders for the period. Yield information for a class of shares may be useful in reviewing the performance of the Fund and for providing a basis for comparison with investment alternatives. The yield of a class of shares, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.


     OTHER. The Company may disclose in sales literature, information and statements, the distribution rate of Fund shares. Distribution rate, which may be annualized, is the amount determined by dividing the dollar amount per share of the most recent dividend by the most recent NAV or maximum offering price per share as of a date specified in the sales literature. Distribution rate will be accompanied by the standard 30-day yield as required by the SEC.


     The Company also may disclose in advertising and other types of literature, information and statements, the average credit quality of the Fund's portfolio or categories of investments therein, as of a specified date or period. Average credit quality is calculated on a dollar weighted average basis based on ratings assigned each issue or issuer, as the case may be, by S&P and/or Moody's. In the event one rating agency does not rate the issue or issuer, as the case may be, in the same tier as the other agency, the highest rating is used in the calculation.

     From time to time and only to the extent the comparison is applicable to a class of shares of the Fund, the Company may quote the performance or price-earning ratio of a class of shares of the Fund in advertising and other types of literature as compared to the performance of unmanaged indices of municipal securities, or to performance of the Lehman Brothers Municipal Bond Index, 1-Year Treasury Bill Rate, S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), Bank Averages (which is calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), Ten Year

U.S. Government Bond Average, S&P's Corporate Bond Yield Averages, Schabacter Investment Management Indices, Salomon Brothers High Grade Bond Index, Lehman Brothers Long-Term High Quality Government/Corporate Bond Index, other managed or unmanaged indices or performance data of bonds, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of a class of shares of the Fund also may be compared to those of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The performance of a class of shares of the Fund will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. Any such comparisons may be useful to investors who wish to compare the class' past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

     In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

     From time to time the Company may reprint, reference or otherwise use material from magazines, newsletters, newspapers and books including, but not limited to the Wall Street Journal, Money Magazine, Barrons, Kiplingers, Business Week, Fortune, Forbes, the San Francisco Chronicle, the San Jose Mercury News, The New York Times, the Los Angeles Times, the Boston Globe, the Washington Post, the Chicago Sun-Times, Investor Business Daily, Worth, Bank Investor, American Banker, Smart Money, the 100 Best Mutual Funds (Adams Publishing), Morningstar or Value Line.

     The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for a class of shares of the Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a class of shares of the Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a class of shares of the Fund or the general economic, business, investment, or financial environment in which the Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a class of shares of the Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a class of shares of the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which the Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the historical performance or current or potential value of a class of shares of the Fund with respect to the particular industry or sector.

     The Company also may discuss in advertising and other types of literature that the Fund has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's"). Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare the performance of a class of shares of the Fund with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare the class's past performance with other rated investments.


     The Company also may disclose, in advertising and other types of literature, information and statements that Wells Capital Management, Inc. ("WCM" formerly, Wells Fargo Investment Management) a subsidiary of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1996 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. The Company also may disclose in advertising and other types of sales literature the assets and categories of assets under management by the Company's investment adviser and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of April 1, 1997, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $57 billion of assets of individuals, trusts, estates and institutions and $20 billion of mutual fund assets.



     The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.


                        DETERMINATION OF NET ASSET VALUE


     Net asset value per share for each class of the Fund is determined on each day the Fund is open as of 1:00 p.m. (Pacific time).


     Securities of the Fund for which market quotations are available are valued at latest prices. In the absence of any sale of such securities on the valuation date and in the case of other securities, including U.S. Government securities but excluding money market instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Money market instruments maturing in 60 days or less are valued at amortized cost. The assets of the Fund other than money market instruments maturing in 60 days or less are valued at latest quoted bid prices. In all cases, bid prices will be furnished by a reputable independent pricing service approved by the Board of Directors. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of the Fund for which current market quotations are not readily available are valued at fair value as determined in good faith by the Company's directors and in accordance with procedures adopted by the directors.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


     Shares may be purchased on any day the Fund is open. The Fund is open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.



     Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Fund as described in the Prospectuses. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.



     Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation), an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.



     The Company may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act.



     In addition, the Company may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund as provided from time to time in the Prospectus.


                             PORTFOLIO TRANSACTIONS


     Purchases and sales of debt securities generally are principal transactions. Debt securities normally are purchased or sold from or to dealers serving as market makers for the securities at a net price. Debt securities also may be purchased in underwritten offerings or directly from the issuer. Generally, ARMS and CMOs are traded on a net basis and do not involve brokerage commissions. The cost of executing transactions in debt securities consists primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Fund may purchase securities from underwriting syndicates of which Stephens or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Directors.



     The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by Company's Board of Directors, Wells Fargo Bank is responsible for the Fund's investment decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best overall terms taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. Wells Fargo Bank generally seeks reasonably competitive spreads or commissions.



     In assessing the best overall terms available for any transaction, Wells Fargo Bank considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Wells Fargo Bank may cause the Fund to pay a broker/dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that Wells Fargo Bank determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker/dealer, viewed in terms of either the particular transaction or the overall responsibilities of Wells Fargo Bank. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond, and government securities markets and the economy.



     Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by Wells Fargo Bank and does not reduce the advisory fees payable by the Fund. The Board of Directors will periodically review the commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which Wells Fargo Bank exercises investment discretion. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.



     Under Section 28(e) of the Securities Exchange Act of 1934, an adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of
Section 28(e), an adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities." Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.



     Broker/dealers utilized by Wells Fargo Bank may furnish statistical, research and other information or services which are deemed by Wells Fargo Bank to be beneficial to the Fund's investment programs. Research services received from brokers supplement Wells Fargo Bank's own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; portfolio management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to Wells Fargo Bank and to the Company's Directors with respect to the performance, investment activities and fees and expenses of other mutual Funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.



     The outside research assistance is useful to Wells Fargo Bank since the brokers utilized by Wells Fargo Bank as a group tend to follow a broader universe of securities and other matters than the staff of Wells Fargo Bank can follow. In addition, this research provides Wells Fargo Bank with a diverse perspective on financial markets. Research services which are provided to Wells Fargo Bank by brokers are available for the benefit of all accounts managed or advised by Wells Fargo Bank. It is the opinion of Wells Fargo Bank that this material is beneficial in supplementing their research and analysis; and, therefore, it may benefit the Fund by improving the quality of Wells Fargo Bank's investment advice.



     BROKERAGE COMMISSIONS. For the year ended December 31, 1996, the Fund did not pay any brokerage commissions.



     SECURITIES OF REGULAR BROKER/DEALERS. As of December 31, 1996, the Fund did not own any securities of its "regular broker or dealers," as defined in the 1940 Act, or their parents.




                                 FUND EXPENSES



     From time to time, Wells Fargo Bank and Stephens may waive fees from the Fund in whole or in part. Any such waiver will reduce Fund expenses and, accordingly, have a favorable impact on the Fund's performance. Except for the expenses borne by Wells Fargo Bank and Stephens, the Fund bears all costs of its operations, including the compensation of the Company's directors who are not officers or employees of Wells Fargo Bank or Stephens or any of their affiliates; advisory, shareholder servicing, and administration fees; payments pursuant to any Plans; interest charges; taxes; fees and expenses of independent auditors; legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming Fund shares; expenses of preparing and printing Prospectuses (except the expense of printing and mailing Prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' or investors' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of the custodian, including those of keeping books and accounts and calculating the net asset value of the Fund; expenses of shareholders' or investors' meetings; expenses relating to the issuance, registration and qualification of shares of the Fund; pricing services; organizational expenses; and any extraordinary expenses. Expenses attributable to the Fund are charged against the respective assets of the Fund. A pro rata portion of the expenses of the Company are charged against the assets of the Fund.

                              FEDERAL INCOME TAXES


     In General. The following information supplements and should be read in conjunction with the Prospectus. The Prospectus of the Fund describes generally the tax treatment of distributions by the Fund. This section of the SAI includes additional information concerning federal income taxes.



     The Company intends to qualify the Fund as a regulated investment company under Subchapter M of the Code as long as such qualification is in the best interest of the Fund's shareholders. The Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied to the Fund, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for the Fund.



     Qualification as a regulated investment company under the Code requires, among other things, that (a) the Fund derive at least 90% of its annual gross income from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities or options thereon; (b) the Fund derive less than 30% of its gross income from gains from the sale or other disposition of securities or options thereon held for less than three months; and (c) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses. As a regulated investment company, the Fund will not be subject to federal income tax on its net investment income and net capital gains distributed to its shareholders, provided that it distributes to its shareholders at least 90% of its net investment income, including net tax-exempt income, earned in each year. The Fund intends to pay out substantially all of its net investment income and net realized capital gains (if any) for each year.



     A 4% nondeductible excise tax will be imposed on the Fund (other than to the extent of the Fund's tax-exempt income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. The Fund will either actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.



     Federal Income Tax Rates. As of the printing of this SAI, the maximum individual tax rate applicable to ordinary income is 39.6% (marginal rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual marginal tax rate applicable to net capital gains is 28%; the maximum corporate tax rate applicable to ordinary income and net capital gains is 35% (except that to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of income tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.



     Capital Gain Distributions. To the extent that the Fund recognizes long-term capital gains, such gains will be distributed at least annually and these distributions will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to the shareholders not later than 60 days after the close of the Fund's taxable year.



     Other Distributions. Although dividends will be declared daily based on the Fund's daily earnings, for federal income tax purposes, the Fund's earnings and profits will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For federal income tax purposes, only amounts paid out of earnings and profits will qualify as dividends. Thus, if during a taxable year the Fund's declared dividends (as declared daily throughout the year) exceed the Fund's net income (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a dividend. It is expected that the Fund's net income, on an annual basis, will equal the dividends declared during the year.



     Disposition of Fund Shares. If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. In addition, any loss realized by a shareholder upon the sale or redemption of Fund shares held less than six months is disallowed to the extent of any exempt-interest dividends received thereon by the shareholder. These rules shall not apply, however, to losses incurred under a periodic redemption plan.



     If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or of a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.



     Taxation of Fund Investments. Gains or losses on sales of portfolio securities by the Fund will generally be long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases such as where the Fund acquires a put or writes a call thereon. Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Fund at a market discount (generally at a price less than its principal amount) will generally be treated as ordinary income to the extent of the portion of market discount which accrued during the period of time the Fund held the debt obligation. Other gains or losses on the sale of portfolio securities will be short-term capital gains or losses.



     Foreign Shareholders. Under the Code, distributions of net investment income by the Fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate). Withholding will not apply if a dividend paid by the Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.



     Backup Withholding. The Company may be required to withhold, subject to certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including redemptions in kind and proceeds from exchanges) paid or credited to an individual Fund shareholder, unless a shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS.



     Special Tax Considerations for the Fund. The Fund intends that at least 50% of the value of its total assets at the close of each quarter of its taxable year will consist of obligations the interest on which is exempt from federal income tax, so that it will qualify under the Code to pay "exempt-interest dividends." The portion of total dividends paid by the Fund with respect to any taxable year that constitutes exempt-interest dividends will be the same for all shareholders receiving dividends during such year. Long-term and/or short-term capital gain distributions will not constitute exempt-interest dividends and will be taxed as capital gain or ordinary income dividends, respectively. The exemption of interest income derived from investments in tax-exempt obligations for federal income tax purposes may not result in a similar exemption under the laws of a particular state or local taxing authority.



     Not later than 60 days after the close of its taxable year, the Fund will notify its shareholders of the portion of the dividends paid with respect to such taxable year which constitutes exempt-interest dividends. The aggregate amount of dividends so designated cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Finally, interest on indebtedness incurred to purchase or carry shares of the Fund will not be deductible to the extent that the Fund's distributions are exempt from federal income tax.



     In addition, the federal alternative minimum tax ("AMT") rules ensure that at least a minimum amount of tax is paid by taxpayers who obtain significant benefit from certain tax deductions and exemptions. Some of these deductions and exemptions have been designated "tax preference items" which must be added back to taxable income for purposes of calculating AMT. Among the tax preference items is tax-exempt interest from "private activity bonds," including Mortgage Revenue Bonds ("MRBs"), issued after August 7, 1986. To the extent that the Fund invests in private activity bonds, its shareholders who pay AMT will be required to report that portion of Fund dividends attributable to income from the bonds as a tax preference item in determining their AMT. Shareholders will be notified of the tax status of distributions made by the Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in the Fund. Furthermore, shareholders will not be permitted to deduct any of their share of the Fund's expenses in computing their AMT. With respect to a corporate shareholder of the Fund, exempt-interest dividends paid by the Fund are included in the corporate shareholder's "adjusted current earnings" as part of its AMT calculation, and may also affect its federal "environmental tax" liability. As of the printing of this SAI, individuals are subject to an AMT at a maximum rate of 28% and corporations at a maximum rate of 20%. Shareholders with questions or concerns about AMT should consult their tax advisors.



     Shares of the Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and IRAs since such plans and accounts are generally tax-exempt and, therefore, would not benefit from the exempt status of dividends from the Fund. Such dividends would be ultimately taxable to the beneficiaries when distributed to them.



     Other Matters. Investors should be aware that the investments to be made by the Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund will seek to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.



     The foregoing discussion and the discussions in the Prospectus address only some of the federal tax considerations generally affecting investments in the Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state or local taxes and foreign taxes.



                                 CAPITAL STOCK



     The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Organization and Capital Stock."

     The Fund is comprised of two classes of shares, Class A shares and Class D shares. With respect to matters that affect one class but not another, shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote will be voted separately by Fund or portfolio unless otherwise required by the 1940 Act, in which case all shares will be voted in the aggregate. For example, a change in the Fund's fundamental investment policies would be voted upon only by shareholders of the Fund and not shareholders of the Company's other investment portfolios. Additionally, approval of the advisory contract is a matter to be determined separately by portfolio. Approval by the shareholders of one portfolio is effective as to that portfolio whether or not sufficient votes are received from the shareholders of the other portfolios to approve the proposal as to those portfolios. As used in the Prospectus and in this Statement of Additional Information, the term "majority", when referring to approvals to be obtained from shareholders of a class of shares of the Fund means the vote of the lesser of (i) 67% of the shares of such class represented at a meeting if the holders of more than 50% of the outstanding shares of such class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of such class.
The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or
(ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Company may dispense with annual meetings of shareholders in any year in which it is not required to elect directors under the 1940 Act.


     Each share of a class of shares represents an equal proportional interest in the Fund or portfolio with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of the Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

     Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Company.


     Set forth below is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of a class of the Fund or 5% or more of the voting securities of the Fund as a whole.

                        5% OWNERSHIP AS OF APRIL 1, 1997



                                                        CLASS; TYPE   PERCENTAGE  PERCENTAGE
      FUND        NAME AND ADDRESS                      OF OWNERSHIP   OF CLASS    OF FUND
----------------  ----------------                      ------------  ----------  ----------
                  Merrill Lynch Pierce
                  Fenner & Smith Inc.
                  for the sole benefit of it's
                  customers Attn: Fund Administration
MUNICIPAL INCOME  4800 Deer Lake Drive East, 3rd floor    Class A
    CLASS A       Jacksonville, FL  32246                  Record       11.77%      10.11%
                  Stephens Inc.                           Class A       9.17%       7.87%
                  for the Exclusive                        Record
                  Benefit of Customers
                  P.O. Box 34127
                  Little Rock, AR  72203
                  Merrill Lynch Pierce
                  Fenner & Smith Inc.
                  for the sole benefit of it's
                  customers Attn: Fund Administration
MUNICIPAL INCOME  4800 Deer Lake Drive East, 3rd floor    Class D
    CLASS D       Jacksonville, FL  32246                  Record       41.23%      5.84%
                  Sam Buchanan                            Class D       7.32%       1.04%
                  & Frances Buchanan                       Record
                  P.O. Box 7525
                  Little Rock, AR  72217-7252
                  NFSC FBO
                  Dr. Lawrence E. Sirna
                  Yolanda V. Sirna
MUNICIPAL INCOME  2228 Jwedish Dr.  Apt. 16               Class D
    CLASS D       Clearwater, FL  34623                    Record       6.02%       0.85%



     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).



                                     OTHER

     The Registration Statement, including the Prospectus, the SAI and the exhibits filed therewith, may be examined at the office of the Commission in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.


                              INDEPENDENT AUDITORS

     KPMG Peat Marwick LLP has been selected as the independent auditors for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain Commission filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.


                             FINANCIAL INFORMATION


     The portfolio of investments, audited financial statements and independent auditors' report for the Fund for the year ended December 31, 1996 are hereby incorporated by reference to the Company's Annual Report as filed with the SEC on March 11, 1997. The portfolio of investments, audited financial statements and independent auditors' report are attached to all SAIs delivered to current or prospective shareholders.

                                    APPENDIX

     The following is a description of the ratings given by Moody's and S&P to state and municipal bonds, notes and commercial paper.

Municipal Bonds

     Moody's: The two highest ratings for state and municipal bonds are "Aaa" and "Aa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Moody's applies numerical modifiers: 1, 2 and 3 in rating category "Aa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.


     S&P: The two highest ratings for state and municipal bonds are "AAA" and "AA." Bonds rated "AAA" have the "highest rating" assigned by S&P and have "an extremely strong capacity" to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity" to pay interest and repay principal and "differ from the highest rated obligations only in small degree." The rating "AA" may be modified by the addition of a plus or minus sign to show relative standing within the category.


Municipal Notes

     Moody's: The highest ratings for state and municipal notes are "MIG 1" and "MIG 2" (or "VMIG 1" and "VMIG 2" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality." Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins of protections "ample although not as large as in the preceding group."











     S&P: The two highest ratings for municipal notes are "SP-1" and "SP-2." The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.



Municipal Commercial Paper



     Moody's: The highest rating for state and municipal commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior ability for repayment of senior short-term debt obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of senior short-term debt obligations," but earnings trends, while sound, will be subject to more variation.



     S&P: the "A-1" rating for state and municipal commercial paper is rated "in the highest category" by S&P and "the obligor's capacity to meet its financial commitment on the obligation is strong." The "A-1+" rating indicates that said capacity is "extremely strong." The A-2 rating indicates that said capacity is "satisfactory," but that municipal commercial paper rated "A-2" is "more susceptible" to the adverse effects of changes in economic conditions or other circumstances than commercial paper rated in higher rating categories.

                          OVERLAND EXPRESS FUNDS, INC.
                           Telephone:  (800) 552-9612

                      STATEMENT OF ADDITIONAL INFORMATION
                               Dated May 1, 1997

                             INDEX ALLOCATION FUND
                          U.S. GOVERNMENT INCOME FUND
                         CALIFORNIA TAX-FREE BOND FUND

                         -----------------------------

             Overland Express Funds, Inc. is an open-end series investment company. This Statement of Additional Information ("SAI") contains information about three of the Company's funds -- the INDEX ALLOCATION FUND (formerly, the "Asset Allocation Fund"), the U.S. GOVERNMENT INCOME FUND and the CALIFORNIA TAX-FREE BOND FUND (each, a "Fund" and collectively, the "Funds"). Each Fund offers two classes of shares -- Class A Shares and Class D Shares. This SAI relates to both Class A Shares and Class D Shares of each Fund. The investment objective of each Fund is described in each Fund's Prospectus under "Investment Objectives and Policies."

             This SAI is not a Prospectus and should be read in conjunction with each Fund's Prospectus, dated May 1, 1997, as supplemented from time to time. All terms used in this SAI that are defined in a Fund's Prospectus will have the meanings assigned in such Prospectus. A copy of the Prospectus for each Fund may be obtained without charge by writing Stephens Inc. ("Stephens"), the Company's sponsor, co-administrator and distributor, at 111 Center Street, Little Rock, Arkansas 72201 or by calling the Transfer Agent at the telephone number indicated above.

                         -----------------------------

                               TABLE OF CONTENTS


                                                                           Page
Investment Restrictions   . . . . . . . . . . . . . . . . . . . . . . .      3
Additional Permitted Investment Activities    . . . . . . . . . . . . .      5
Special Factors Affecting the California Tax-Free Bond Fund . . . . . .     16
Management    . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     20
Distribution Plans    . . . . . . . . . . . . . . . . . . . . . . . . .     25
Class A Administrative Servicing Plan . . . . . . . . . . . . . . . . .     26
Class D Servicing Plans . . . . . . . . . . . . . . . . . . . . . . . .     27
Performance Calculations  . . . . . . . . . . . . . . . . . . . . . . .     27
Determination of Net Asset Value    . . . . . . . . . . . . . . . . . .     34
Additional Purchase and Redemption Information    . . . . . . . . . . .     34
Portfolio Transactions    . . . . . . . . . . . . . . . . . . . . . . .     35
Fund Expenses   . . . . . . . . . . . . . . . . . . . . . . . . . . . .     37
Federal Income Taxes    . . . . . . . . . . . . . . . . . . . . . . . .     37
Capital Stock   . . . . . . . . . . . . . . . . . . . . . . . . . . . .     43
Other   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     46
Independent Auditors    . . . . . . . . . . . . . . . . . . . . . . . .     47
Financial Information   . . . . . . . . . . . . . . . . . . . . . . . .     47
Appendix    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    A-1
Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . .    F-1

                            INVESTMENT RESTRICTIONS

             Fundamental Investment Policies. The Funds are subject to the following investment restrictions, all of which are fundamental policies:

             The Funds may not:

             (1) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of any Fund's investments in that industry would exceed 25% of the current value of such Fund's total assets, provided that there is no limitation with respect to investments in (i) municipal securities (for the purpose of this restriction, private activity bonds and notes shall not be deemed municipal securities if the payments of principal and interest on such bonds or notes is the ultimate responsibility of non-governmental issuers), (ii) obligations of the United States Government, its agencies or instrumentalities, (iii) in the case of the Index Allocation Fund, any industry in which the S&P Index becomes concentrated to the same degree during the same period, (iv) securities that are exempt from personal income taxes of the State of California, and (v) the obligations of domestic banks;

             (2) purchase or sell real estate (other than municipal obligations or other securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts; except that the U.S. Government Income Fund may enter into interest rate futures contracts and may write call options and purchase call and put options on interest rate futures contracts and the Index Allocation Fund may purchase and sell (i.e., write) options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices, and may participate in interest rate swaps and index swaps;

             (3) purchase securities on margin or make short sales of securities (except for short-term credits necessary for the clearance of transactions and except that the U.S. Government Income Fund and the California Tax-Free Bond Fund may make margin payments in connection with options, futures and options on futures and the Index Allocation Fund may make margin payments in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices);

             (4) underwrite securities of other issuers, except to the extent that the purchase of municipal securities or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

             (5) invest more than 10% of the current value of its net assets in repurchase agreements maturing in more than seven days, restricted securities, which are securities that must be registered under the Securities Act of 1933 before they may be offered or sold to the public, and illiquid securities;

             (6) make investments for the purpose of exercising control or management;

             (7) issue senior securities, except to the extent the activities of the Index Allocation Fund permitted in Investment Restrictions Nos. 2 and 3 may be deemed to give rise to a senior security but do not violate the provisions of section 18 of the 1940 Act, and except that each Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such borrowing exists); or

             (8) invest more than 10% of the current value of its net assets in fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days.

             In addition, the Index Allocation Fund may not write, purchase or sell puts, calls, warrants or options or any combination thereof, except that such Fund may purchase securities with put rights in order to maintain liquidity, and except that such Fund may engage in options transactions to the extent permitted in Investment Restrictions Nos. 2 and 3.

             None of the Funds may, as to 75% of its total assets, purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of any one issuer or, with respect to 100% of its assets, the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer.

             Non-Fundamental Investment Policies. The Funds are subject to the following non-fundamental policies:

             (1) None of the Funds will purchase or retain securities of any issuer if the officers or directors of the Fund or its Investment Adviser owning beneficially more than one-half of one percent (0.5%) of the securities of the issuer together owned beneficially more than 5% of such securities.

             (2) The Funds may not purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs.

             (3) None of the Funds will invest in securities of issuers who, with their predecessors, have been in existence less than three years, unless the securities are fully guaranteed or insured by the U.S. Government, a state, commonwealth, possession, territory, the District of Columbia or by an entity in existence at least three years, or the securities are backed by the assets and revenues of any of the foregoing if, by reason thereof, the value of its aggregate investments in such securities will exceed 5% of its total assets.

             (4) Each of the Funds may invest in shares of other open-end, management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, provided that any such purchases will be limited to temporary investments in shares of unaffiliated investment companies and the Investment Adviser will waive its advisory fees for that portion of the Fund's assets so invested, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition.

             (5) The Index Allocation Fund will not purchase securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, and equity securities of issuers which are not readily marketable if by reason thereof the value of such Fund's aggregate investment in such classes of securities will exceed 5% of its total assets.

             (6) The U.S. Government Income Fund will not purchase puts, calls, straddles, spreads or any combination thereof.

             (7) The U.S. Government Income Fund will not invest any part of its total assets in commodities or commodity futures contracts, provided that such Fund may enter into interest rate futures contracts and may write call options and purchase call and put options on interest rate futures contracts that are "covered" (i.e., the Fund maintains segregated liquid assets in an amount at least equal to the value to the Fund's obligations and marks to market daily such collateral).

             (8) None of the Funds may purchase or sell real estate limited partnership interests.


                   ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

             Unrated Investments. Each of the Index Allocation Fund and the California Tax-Free Bond Fund may purchase instruments that are not rated if, in the opinion of Wells Fargo Bank, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require an immediate sale of such security by such Fund. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, each Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in such Fund's Prospectus and in this SAI. The ratings of Moody's and S&P are more fully described in the Appendix to this SAI.


             Letters of Credit. The Funds may purchase debt obligations, including municipal securities, certificates of participation, commercial paper and other short-term obligations, backed by an irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Wells Fargo Bank, are of investment quality comparable to other permitted investments of such Fund may be used for letter of credit-backed investments.


             Pass-Through Obligations. The U.S. Government Income Fund and the California Tax-Free Bond Fund may invest in pass-through obligations that represent an ownership interest in a pool of mortgages and the resultant cash flow from those mortgages. Payments by homeowners on the loans in the pool flow through to certificate holders in amounts sufficient to repay principal and to pay interest at the pass- through rate. The stated maturities of pass-through obligations may be shortened by unscheduled prepayments of principal on the underlying mortgages. Therefore, it is not possible to predict accurately the average maturity of a particular pass-through obligation. Variations in the maturities of pass-through obligations will affect the yield of the U.S. Government Income Fund and the California Tax-Free Bond Fund. Furthermore, as with any debt obligation, fluctuations in interest rates will inversely affect the market value of pass-through obligations. The U.S. Government Income Fund and the California Tax-Free Bond Fund may invest in pass-through obligations that are supported by the full faith and credit of the U.S. Government (such as those issued by the Government National Mortgage Association) or those that are guaranteed by an agency or instrumentality of the U.S. Government (such as the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation) or bonds collateralized by any of the foregoing.

             When-Issued Securities. Each Fund may purchase securities on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. However, none of the Funds intends to invest more than 5% of its net assets in when-issued securities during the coming year. The Funds only will make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. When-issued securities are subject to market fluctuation, and no income accrues to the purchaser during the period prior to issuance.
The purchase price and the interest rate that will be received on debt securities are fixed at the time the purchaser enters into the commitment. Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery.

             Each Fund will establish a segregated account in which it will maintain cash, U.S. Government obligations and other high-quality debt instruments in an amount at least equal in value to the Fund's commitments to purchase when- issued securities. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

             Loans of Portfolio Securities. The Index Allocation Fund may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) if cash, U.S. Government securities or other high grade debt instruments equal to at least 100% of the current market value of the securities loaned (including accrued interest thereon) plus the interest payable to the Fund with respect to the loan is maintained with the Fund. In determining whether to lend a security to a particular broker, dealer or financial institution, the Fund's investment adviser will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer or financial institution. Any loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Index Allocation Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year. Any securities that the Fund may receive as collateral will not become part of the Fund's portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral in U.S. Government securities or other high grade debt obligations and earn additional income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. The Index Allocation Fund will not lend securities having a value that exceeds one-third of the current value of its total assets. Loans of securities by the Fund will be subject to termination at the Fund's or the borrower's option. The Fund may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Company, its investment adviser, or its distributor.

             Floating- and Variable-Rate Instruments. Certain of the debt instruments in which the Funds may invest bear interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index change. These adjustments generally limit the increase or decrease in the amount of interest received on debt instruments. The Funds may purchase certificates of participation in pools of floating- and variable-rate instruments from banks and other financial institutions. With respect to the tax-exempt status of these certificates, the investment adviser may rely upon either the opinion of counsel or Internal Revenue Service rulings thereto. Wells Fargo Bank, as investment adviser to each of the Funds, monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. Events occurring between the date a Fund elects to demand payment on a floating- or variable-rate instrument and the date payment is due may affect the ability of the issuer of the instrument to make payment when due, and unless such demand instrument permits same-day settlement, such events may affect a Fund's ability to obtain payment at par. Demand instruments whose demand feature is not exercisable within seven days may be treated as liquid, provided that an active secondary market exists.


             Repurchase Agreements. The U.S. Government Income Fund may enter into repurchase transactions in which the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. Each Fund may enter into repurchase agreements only with respect to U.S. Government obligations and other securities that are permissible investments for the Fund. All repurchase agreements will be fully collateralized at 102% based on values that are marked to market daily. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, the Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund's disposition of the security may be delayed or limited.



             A Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 10% of the market value of the Fund's total net assets would be invested in repurchase agreements with maturities of more than seven days, restricted securities and illiquid securities. The Funds will only enter into repurchase agreements with primary broker/dealers and commercial banks that meet guidelines established by the Board of Directors and are not affiliated with the investment adviser. The Fund may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.



             Derivative Securities. Some of the permissible investments described herein are considered "derivative" securities because their value is derived, at least in part, from the price of another security or a specified asset, index or rate. For example, the futures contracts and options on futures contracts that the Index Allocation Fund may purchase are considered derivatives. The Fund may only purchase or sell these contracts or options as substitutes for comparable market positions in the underlying securities.
Also, asset-backed securities issued or guaranteed by U.S. Government agencies or instrumentalities and certain floating- and variable-rate instruments can be considered derivatives. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms. Wells Fargo Bank and BGFA use a variety of internal risk management procedures to ensure that derivatives use is consistent with a Fund's investment objective, does not expose the Fund to undue risk and is closely monitored. These procedures include providing periodic reports to the Board of Directors concerning the use of derivatives. The use of derivatives by the Funds also is subject to broadly applicable investment policies. For example, each Fund may not invest more than a specified percentage of its assets in "illiquid securities," including those derivatives that do not have active secondary markets. Nor may the Fund use certain derivatives without establishing adequate "cover" in compliance with Securities and Exchange Commission rules limiting the use of leverage.


             Municipal Bonds. The California Tax-Free Bond Fund and the Index Allocation Fund may invest in municipal bonds. As discussed in the Prospectus, the two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Other purposes for which municipal bonds may be issued include the refunding of outstanding obligations and obtaining funds for general operating expenses or to loan to other public institutions and facilities. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Assessment bonds, wherein a specially created district or project area levies a tax (generally on its taxable property) to pay for an improvement or project may be considered a variant of either category. There are, of course, other variations in the types of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. Some or all of these bonds may be considered "private activity bonds" for federal income tax purposes.

             Municipal Notes. The California Tax-Free Bond Fund and the Index Allocation Fund may invest in municipal notes. Municipal notes include, but are not limited to, tax anticipation notes ("TANs"), bond anticipation notes ("BANs"), revenue anticipation notes ("RANs") and construction loan notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.

             TANs. An uncertainty in a municipal issuer's capacity to raise taxes as a result of such things as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

             BANs. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

             RANs. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

             The values of outstanding municipal securities will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values will also change in response to changes in the interest rates payable on new issues of municipal securities (i.e., market risk). Should such interest rates rise, the values of outstanding securities, including those held in the Fund's portfolio, will decline and (if purchased at par value) they would sell at a discount. If interests rates fall, the values of outstanding securities will generally increase and (if purchased at par value) they would sell at a premium. Changes in the value of municipal securities held in the Fund's portfolio arising from these or other factors will cause changes in the net asset value per share of the Fund.




            Futures Contracts and Options Transactions. The Index Allocation Fund may engage in futures transactions as discussed below. In general, a futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date, while an option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the only credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts, however, are subject to market risk (i.e., exposure to adverse price changes).

             The Index Allocation Fund may trade futures contracts and options on futures contracts in U.S. domestic markets, such as the Chicago Board of Trade and the International Monetary Market of the Chicago Mercantile Exchange.

            The Index Allocation Fund's futures transactions must constitute permissible transactions pursuant to regulations promulgated by the Commodity Futures Trading Commission. In addition, the Fund may not engage in futures transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired options on futures contracts, other than those contracts entered into for bona fide hedging purposes, would exceed 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts; provided, however, that in the case of an option on a futures contract that is in-the money at the time of purchase, the in-the money amount may be excluded in calculating the 5% liquidation amount. Pursuant to regulations and/or published positions of the SEC, the Fund may be required to segregate cash or high-quality money-market instruments in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

            Initially, when purchasing or selling futures contracts the Index Allocation Fund will be required to deposit with its custodian in the broker's name an amount of cash or cash equivalents up to approximately 10% of the contract amount. This amount is subject to change by the exchange or board of trade on which the contract is traded, and members of such exchange or board of trade may impose their own higher requirements. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures position, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin", to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, at the then prevailing price, thereby terminating its existing position in the contract.

            Although the Index Allocation Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contracts prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. If it is not possible, or the Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin.

            An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer (i.e., seller) of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by both the writer and the holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account in the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract.

            Stock Index Options. The Index Allocation Fund may purchase and write (i.e., sell) put and call options on stock indices as a substitute for comparable market positions in the underlying securities. A stock index fluctuates with changes in the market values of the stocks included in the index. The aggregate premiums paid on all options purchased may not exceed 20% of the Fund's total assets and the value of the options written may not exceed 10% of the value of the Fund's total assets.

            The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements in the Index Allocation Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from purchasing or writing stock index options depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of particular stock.

            When the Index Allocation Fund writes an option on a stock index, the Fund will place in a segregated account with the Fund's custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

             Stock Index Futures and Options on Stock Index Futures. The Index Allocation Fund may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, the Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

             Interest Rate Futures Contracts and Options Thereon.   The Index
Allocation Fund may invest in interest- rate futures contracts and options on interest-rate futures contracts as a substitute for a comparable market position in the underlying securities. The Fund also may sell options on interest-rate futures contracts as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions can be effected or as to the degree of correlation between price movements in the options on interest rate futures and price movements in the Fund's portfolio securities which are the subject of the transaction.

             The U.S. Government Income Fund may use interest rate futures contracts ("futures contracts") principally as a hedge against the effects of interest rate changes. A futures contract is an agreement to purchase or sell a specified amount of designated debt securities for a set price at a specified future time. At the time it enters into a futures transaction, the U.S. Government Income Fund is required to make a performance deposit (initial margin) of cash or liquid securities with its custodian in a segregated account in the name of the futures broker. Subsequent payments of "variation margin" are then made on a daily basis, depending on the value of the futures position which is continually "marked to market."

             The U.S. Government Income Fund may engage only in interest rate futures contract transactions involving (i) the sale of the designated debt securities underlying the futures contract (i.e., short positions) to hedge the value of securities held by the Fund; (ii) the purchase of the designated debt securities underlying the futures contract when the Fund holds a short position having the same delivery month (i.e., a long position offsetting a short position); or (iii) activities that are incidental to the Fund's activities in the cash market in which the Fund has determined to invest. If the market moves favorably after the Fund enters into an interest rate futures contract as a hedge against anticipated adverse market movements, the benefits from such favorable market movements on the value of the securities so hedged will be offset in whole or in part, by a loss on the futures contract.

             The Index Allocation and U.S. Government Income Funds may engage in futures contracts sales to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term security prices. If, however, securities prices rise, such Funds would realize a loss in closing out their futures contract sales that would offset any increases in prices of the long-term securities they hold.

             An option on a futures contract gives the purchaser the right, but not the obligation, in return for the premium paid, to assume (in the case of a call) or sell (in the case of a put) a position in a specified underlying futures contract (which position may be a long or short position) at a specified exercise price at any time during the option exercise period.
Sellers of options on future contracts, like buyers and sellers of futures contracts, make an initial performance deposit and are subject to calls for variation margin.

             Transactions by the Index Allocation Fund and U.S. Government Income Fund in futures contracts and options thereon involve certain risks.
One risk in employing futures contracts and options thereon to protect against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in such a Fund's portfolio (the portfolio securities will not be identical to the debt instruments underlying the futures contracts). In addition, commodity exchanges generally limit the amount of fluctuation permitted in futures contract and option prices during a single trading day, and the existence of such limits may prevent the prompt liquidation of futures and option positions in certain cases. Inability to liquidate positions in a timely manner could result in these Funds incurring larger losses than would otherwise be the case.

             The Index Allocation Fund and U.S. Government Income Fund may enter into futures contracts and may purchase call and put options on futures contracts that are traded on U.S. commodity exchanges and write call options on such futures contracts.

             Investment in Bond Options by the U.S. Government Income Fund.
The U.S. Government Income Fund may purchase put and call options and write covered put and call options on securities in which such Fund may invest directly and that are traded on registered domestic securities exchanges or that result from separate, privately negotiated transactions with primary U.S. Government securities dealers recognized by the Board of Governors of the Federal Reserve System (i.e., over-the-counter ("OTC") options). The writer of a call option, who receives a premium, has the obligation, upon exercise, to deliver the underlying security against payment of the exercise price during the option period. The writer of a put, who receives a premium, has the obligation to buy the underlying security, upon exercise, at the exercise price during the option period.

             The U.S. Government Income Fund may write put and call options on bonds only if they are "covered," and such options must remain "covered" as long as the Fund is obligated as a writer. A call option is covered if the U.S. Government Income Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the underlying security is held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A put option is covered if the U.S. Government Income Fund maintains cash, U.S. Treasury bills or other high grade short-term obligations with a value equal to the exercise price in a segregated account with its custodian.

             The principal reason for writing put and call options is to attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying securities alone. In return for the premium received for a call option, the U.S. Government Income Fund foregoes the opportunity for profit from a price increase in the underlying security above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security decline. In return for the premium received for a put option, the U.S. Government Income Fund assumes the risk that the price of the underlying security will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss. The U.S. Government Income Fund may purchase put options in an effort to protect the value of a security it owns against a possible decline in market value.

             Writing of options involves the risk that there will be no market in which to effect a closing transaction. An exchange-traded option may be closed out only on an exchange that provides a secondary market for an option of the same series. OTC options are not generally terminable at the option of the writer and may be closed out only by negotiation with the holder. There is also no assurance that a liquid secondary market on an exchange will exist. In addition, because OTC options are issued in privately negotiated transactions exempt from registration under the Securities Act of 1933, there is no assurance that the U.S. Government Income Fund will succeed in negotiating a closing out of a particular OTC option at any particular time. If the U.S. Government Income Fund as covered call option writer is unable to effect a closing purchase transaction in the secondary market or otherwise, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

             The staff of the Commission has taken the position that purchased options not traded on registered domestic securities exchanges and the assets used as cover for written options not traded on such exchanges are generally illiquid securities. However, the staff has also opined that, to the extent a mutual fund sells an OTC option to a primary dealer that it considers creditworthy and contracts with such primary dealer to establish a formula price at which the fund would have the absolute right to repurchase the option, the fund would only be required to treat as illiquid the portion of the assets used to cover such option equal to the formula price minus the amount by which the option is "in-the-money." Pending resolution of the issue, the U.S. Government Income Fund will treat such options and, except to the extent permitted through the procedure described in the preceding sentence, assets as subject to such Fund's limitation on investments in securities that are not readily marketable.

             Additional Limitations on Interest Rate Futures and Related Options. In order to comply with undertakings made by the Index Allocation Fund and U.S. Government Income Fund pursuant to Commodity Futures Trading Commission ("CFTC") Regulation 4.5, the Index Allocation Fund will use futures and option contracts, and the Index Allocation and U.S. Government Income Funds will use interest rate futures and option contracts, solely for bona fide hedging purposes within the meaning and intent of CFTC Reg. 1.3(z)(1); provided, however, that with respect to each long position in an interest rate futures or option contract that will be used as part of a portfolio management strategy and that is incidental to the Index Allocation Fund's and U.S. Government Income Fund's activities in the underlying cash market but would not come within the meaning and intent of Reg. 1.3(z)(1), the "underlying commodity value" (the size of the contract multiplied by its current settlement price) of each such long position with respect to the U.S. Government Income Fund will not at any time exceed the sum of:

             (1)   The value of short-term United States debt obligations or
               other United States dollar-denominated high quality short-term money market instruments and cash set aside in an identifiable manner, plus any funds deposited as margin on such contract;

             (2)    Unrealized appreciation on the contract held at the broker;
               and

             (3)    Cash proceeds from existing investments due in not more
               than 30 days.

             The Index Allocation Fund and U.S. Government Income Fund will not enter into interest rate futures contracts and options thereon, for which the aggregate initial margin and premiums exceed 5% of the fair market value of their respective assets, after taking into account unrealized profits and unrealized losses on any such contracts into which they have entered; provided, however, that the "in-the-money" amount of an option that was in-the-money at the time of purchase will be excluded in computing such 5%.

            Future Developments. The Index Allocation Fund may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund would provide appropriate disclosure in its Prospectus or this SAI.

             Investment in Warrants. The U.S. Government Income Fund and the California Tax-Free Bond Fund each may invest no more than 5% of its net assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities), and not more than 2% of its net assets in warrants which are not listed on the New York or American Stock Exchange. Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The U.S. Government Income Fund and the California Tax-Free Bond Fund each may only purchase warrants on securities in which the Fund may invest directly.

             Interest-Rate and Index Swaps. The Index Allocation Fund may enter into interest-rate and index swaps in pursuit of its investment objective. Interest-rate swaps involve the exchange by the Fund with another party of its commitments to pay or receive interest (e.g., an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. The Fund will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the Fund enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis.
If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

            The use of interest-rate and index swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio security transactions. There is no limit, except as provided below, on the amount of swap transactions that may be entered into by the Index Allocation Fund. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case the Fund may not receive net amount of payments that the Index Allocation Fund contractually is entitled to receive.

            Some of the permissible investments described herein are considered "derivative" securities because their value is derived, at least in part, from the price of another security or a specified asset, index or rate. For example, the futures contracts and options on futures contracts that the Index Allocation Fund may purchase are considered derivatives. The Fund may only purchase or sell these contracts or options as substitutes for comparable market positions in the underlying securities. Also, asset-backed securities issued or guaranteed by U.S. Government agencies or instrumentalities and certain floating- and variable-rate instruments can be considered derivatives. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms.

            Wells Fargo Bank and BGFA use a variety of internal risk management procedures to ensure that derivatives use is consistent with the investment objective of each of the Index Allocation and U.S. Government Income Funds, does not expose such Funds to undue risk and is closely monitored. These procedures include providing periodic reports to the Board of Directors
concerning the use of derivatives.   Also, cash maintained by the Fund for
short-term liquidity needs (e.g., to meet anticipated redemption requests) will, as a general matter, only be invested in U.S. Treasury bills, shares of other mutual funds and repurchase agreements.

            The use of derivatives by the Index Allocation and U.S. Government Income Funds also is subject to broadly applicable investment policies. For example, the Funds may not invest more than a specified percentage of their respective assets in "illiquid securities," including those derivatives that do not have active secondary markets. Nor may the Funds use certain derivatives without establishing adequate "cover" in compliance with Securities and Exchange Commission rules limiting the use of leverage.


                           SPECIAL FACTORS AFFECTING
                       THE CALIFORNIA TAX-FREE BOND FUND

            Certain debt obligations held by the California Tax-Free Bond Fund may be obligations of issuers which rely in whole or in substantial part on California state revenues for the continuance of their operations and the payment of their obligations. Certain California constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives, as well as the general financial condition of the state, could adversely affect the ability of issuers of California municipal obligations to pay interest and principal on such obligations. The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the State of California and various local agencies, available as of the date of this SAI. While the Company has not independently verified such information, it has no reason to believe that such information is incorrect in any material respect.

            The California Economy and General Information. From mid-1990 to late 1993, the State suffered a recession with the worst economic, fiscal and budget conditions since the 1930s. Construction, manufacturing (particularly related to defense), exports and financial services, among others, were all severely affected. Job losses had been the worst of any post-war recession. Unemployment reached 10.1% in January 1994, but fell sharply to 7.7% in October and November 1994, reflecting the state's recovery from the recession.

            The recession seriously affected California tax revenues, which basically mirror economic conditions. It also caused increased expenditures for health and welfare programs. In addition, the state has been facing a structural imbalance in its budget with the largest programs supported by the General Fund (e.g., K-12 schools and community colleges--also known as "K-14 schools," health and welfare, and corrections) growing at rates higher than the growth rates for the principal revenue sources of the General Fund. As a result, the state experienced recurring budget deficits in the late 1980s and early 1990s. The state's Controller reported that expenditures exceeded revenues for four of the five fiscal years ending with 1991-92. Moreover, California accumulated and sustained a budget deficit in its Special Fund for Economic Uncertainties ("SFEU") approaching $2.8 billion at its peak at June 30, 1993.

            The accumulated budget deficits during the early 1990's, together with expenditures for school funding which are not reflected in the state's budget, and reduction of available internal borrowable funds, combined to significantly deplete the state's cash resources to pay its ongoing expenses. In order to meet its cash needs, the state has had to rely for several years on a series of external borrowings, including borrowings past the end of a fiscal year. Such borrowings are expected to continue in future fiscal years. To meet its cash flow needs in the 1995-96 fiscal year, California issued $2 billion of revenue anticipation warrants which matured on June 28, 1996. Because of the state's deteriorating budget and cash situation, the rating agencies reduced the state's credit ratings between October 1991 and July 1994. Moody's Investors Service lowered its rating from "Aa" to "A1," Standard & Poor's Ratings Group lowered its rating from "AAA" to "A" and termed its outlook as "stable," and Fitch Investors Service lowered its rating from "AA" to "A."
            However, since the start of 1994, California's economy has been recovering steadily. Employment has grown in excess of 500,000 during 1994, 1995 and 1996, and is expected to continue to grow in 1997. Because of the improving economy and the California's fiscal austerity, the state has had operating surpluses for its past four consecutive fiscal years through 1996-97 and has forecast a balanced 1996-97 fiscal year budget. In addition, the SFEU was projected to have a small negative balance of approximately $70 million as of June 30, 1996, all but eliminating the accumulated budget deficit of the early 1990's, and a modest reserve of $305 million, as of June 30, 1997. For these and other reasons, Standard & Poors upgraded its rating of California municipal obligations back to "A+" on July 30, 1996.

            Local Governments. On December 6, 1994, Orange County, California became the largest municipality in the United States to file for protection under the Federal Bankruptcy laws. The filing stemmed from approximately $1.7 billion in losses suffered by the county's investment pool because of investments in high risk "derivative" securities. In September 1995, California's legislature approved legislation permitting the county to use for bankruptcy recovery $820 million over 20 years in sales taxes previously earmarked for highways, transit, and development. In June 1996, the county completed an $880 million bond offering secured by real property owned by the county. In June 1996, the county emerged from bankruptcy.

            On January 17, 1994, an earthquake of the magnitude of an estimated
6.8 on the Richter Scale struck Los Angeles County, California causing significant damage to public and private structures and facilities. While county residents and businesses suffered losses totaling in the billions of dollars, the overall effect of the earthquake on the county's and California's economy is not expected to be serious. However, Los Angeles County is experiencing financial difficulty due in part to the severe operating deficits for the county's health care system. In August 1995, the credit rating of the county's long term bonds was downgraded for the third time since 1992. Although the county has received federal and state assistance, it is still facing a potential budget gap of approximately $1 billion in the 1996-97 fiscal year. Even though the state has no existing obligations with respect to either Orange County or Los Angeles County, the state may be required to intervene and provide funding if the counties cannot maintain certain programs because of insufficient resources.

            State Finances. The moneys of California are segregated into the General Fund and approximately 600 Special Funds. The General Fund consists of the revenues received by the state's Treasury and not required by law to be credited to any other fund, as well as earnings from state moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most major revenue sources of the state. The General Fund may be expended as the result of appropriation measures by California's Legislature and approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.

            The SFEU is funded with General Fund revenues and was established to protect California from unforeseen revenue reductions and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the state's Controller to meet cash needs of the General Fund. The Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund. Any appropriation made from the SFEU is deemed an appropriation from the General Fund, for budgeting and accounting purposes. For year-end reporting purposes, the Controller is required to add the balance in the SFEU to the balance in the General Fund so as to show the total moneys then available for General Fund purposes.

            Inter-fund borrowing has been used for several years to meet temporary imbalances of receipts and disbursements in the General Fund. As of June 30, 1996, the General Fund had outstanding loans from the SFEU and other Special Funds of approximately $1.5 billion.

            Changes in California Constitutional and Other Laws. In 1978, California voters approved an amendment to the California Constitution known as "Proposition 13," which added Article XIIIA to the California Constitution.
Article XIIIA limits ad volorem taxes on real property and restricts the ability of taxing authorities to increase real property taxes. However, legislation passed subsequent to Proposition 13 provided for the redistribution of California's General Fund surplus to local agencies, the reallocation of revenues to local agencies and the assumption of certain local obligations by the state so as to assist California municipal issuers to raise revenue to pay their bond obligations. It is unknown whether additional revenue redistribution legislation will be enacted in the future and whether, if enacted, such legislation will provide sufficient revenue for such California issuers to pay their obligations. California is also subject to another Constitutional Amendment, Article XIIIB, which may have an adverse impact on California state and municipal issuers. Article XIIIB restricts the state from spending certain appropriations in excess of an appropriation's limit imposed for each state and local government entity. If revenues exceed such appropriation's limit, such revenues must be returned either as revisions in the tax rates or fee schedules.

            In 1988, California voters approved "Proposition 98," which amended
Article XIIIB and Article XVI of the state's Constitution. Proposition 98 (as modified by "Proposition 111," which was enacted in 1990), changed state funding of public education below the university level and the operation of the state's appropriations limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. In 1986, California voters approved "Proposition 62," which provided in part that any tax for general governmental purposes imposed by a local government be approved by a two-thirds vote of the governmental entity's legislative body and by a majority of its electorate and that any special tax imposed by a local government be approved by a two-thirds vote of the electorate. In September 1995, the California Supreme Court upheld the constitutionality of Proposition 62, creating uncertainty as to the legality of certain local taxes enacted by nonchartered cities in California without voter approval.

            Other Information. Certain debt obligations held by the California Tax-Free Funds may be obligations payable solely from lease payments on real or personal property leased to the state, cities, counties or their various public entities. California law provides that a lessor may not be required to make payments during any period that it is denied use and occupancy of the property in proportion to such loss. Moreover, the lessor only agrees to appropriate funding for lease payments in its annual budget for each fiscal year. In case of a default under the lease, the only remedy available against the lessor is that of reletting the property; no acceleration of lease payments is permitted. Each of these factors presents a risk that the lease financing obligations held by a California Tax-Free Fund would not be paid in a timely manner.

            Certain debt obligations held by the California Tax-Free Funds may be obligations payable solely from the revenues of health care institutions. The method of reimbursement for indigent care, California's selective contracting with health care providers for such care and selective contracting by health insurers for care of its beneficiaries now in effect under California and federal law may adversely affect these revenues and, consequently, payment on those debt obligations.

            There can be no assurance that general economic difficulties or the financial circumstances of California or its towns and cities will not adversely affect the market value of California municipal securities or the ability of obligors to continue to make payments on such securities.
                                     * * *

             The taxable securities market is a broader and more liquid market with a greater number of investors, issuers and market makers than the market for municipal securities. The more limited marketability of municipal securities may make it difficult in certain circumstances to dispose of large investments advantageously.

                                   MANAGEMENT

             The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Management of the Funds." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.

                                                                               PRINCIPAL OCCUPATION
       NAME, ADDRESS AND AGE                          POSITION                  DURING PAST 5 YEARS
       ---------------------                    --------------------      -------------------------------
         Jack S. Euphrat, 74                    Director                  Private Investor.
         415 Walsh Road
         Atherton, CA 94207

       *R. Greg Feltus, 45                      Director, Chairman and    Senior Vice President of Stephens;
                                                President                 Manager of Financial Services Group;
                                                                          President of Stephens Insurance
                                                                          Services Inc.; Senior Vice President
                                                                          of Stephens Sports Management Inc.;
                                                                          and President of Investor Brokerage
                                                                          Insurance Inc.

         Thomas S. Goho, 54                     Director                  T.B. Rose Faculty Fellow Business,
         321 Beechcliff Court                                             Wake Forest University Calloway
         Winston-Salem, NC 27104                                          School of Business and Accountancy;
                                                                          Associate Professor of Finance of the
                                                                          School of Business and Accounting at
                                                                          Wake Forest University since 1983.

       Joseph N. Hankin, 55                     Director                  President Westchester Community College
       75 Grasslands Road                                                 since 1971; President of Hartford Junior
       Valhalla, NY  10595                                                College from 1967 to 1971; Adjunct
                                                                          Professor of Columbia University
                                                                          Teachers College since 1976.

       *W. Rodney Hughes, 70                    Director                  Private Investor.
       31 Dellwood Court
       San Rafael, CA 94901

       Robert M. Joses, 78                      Director                  Private Investor.
       47 Dowitcher Way
       San Rafael, CA 94901

       *J. Tucker Morse, 52                     Director                  Private Investor; Real Estate
       10 Legrae Street                                                   Developer; Chairman of Renaissance
       Charleston, SC 29401                                               Properties Ltd.; President of Morse
                                                                          Investment Corporation; and
                                                                          Co-Managing Partner of Main Street
                                                                          Ventures.

       Richard H. Blank, Jr., 40                Chief Operating           Associate of Financial Services Group
                                                Officer,
                                                Secretary and Treasurer   of Stephens; Director of Stephens
                                                                          Sports Management Inc.; and Director
                                                                          of Capo Inc.

                               COMPENSATION TABLE
                  For the Fiscal Year Ended December 31, 1996

                                                  Aggregate Compensation             Total Compensation from
              Name and Position                       from Registrant              Registrant and Fund Complex
              -----------------                       ---------------              ---------------------------
               Jack S. Euphrat                            $10,500                            $31,500
                   Director

               *R. Greg Feltus                               0                                  0
                   Director

                Thomas S. Goho                            10,500                              31,500
                   Director

                *Zoe Ann Hines                               0                                  0
                   Director
         (resigned September 6, 1996)

               Joseph N. Hankin                             500                               1,500
                   Director

              *W. Rodney Hughes                            8,750                              26,250
                   Director

               Robert M. Joses                            10,500                              31,500
                   Director

               *J. Tucker Morse                            8,750                              26,250
                   Director


             Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Stagecoach Funds, Inc., Stagecoach Trust, Life & Annuity Trust and Master Investment Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin, who only serves the aforementioned members of the Wells Fargo Fund Complex, and Zoe Ann Hines who, after September 6, 1996, only serves the aforementioned members of the BGFA Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

             As of the date of this SAI, Directors and officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.

                 INVESTMENT ADVISER. Each of the Funds is advised by Wells Fargo Bank. Wells Fargo Bank furnishes the Funds with investment guidance and policy direction in connection with the daily portfolio management of each Fund. Wells Fargo Bank furnishes to the Board of Directors periodic reports on the investment strategy and performance of each Fund. For its services as investment adviser to the California Tax-Free Bond, Index Allocation, and U.S. Government Income Funds, Wells Fargo Bank is entitled to receive a monthly fee at the annual rate of 0.50%, 0.70% and 0.50%, respectively, of each Fund's average daily net assets.

             For the years ended December 31, 1994, 1995 and 1996, the Funds paid to Wells Fargo Bank the advisory fees indicated below and Wells Fargo Bank waived the indicated amounts:


                              1994                       1995                          1996
      FUND              PAID        WAIVED         PAID         WAIVED         PAID           WAIVED
      ----              ----        ------         ----         ------         ----           ------
Index Allocation      $424,899        $0         $424,416         $0          $525,093         $1,324
       Fund

 U.S. Government      $230,619      $28,872      $175,052       $13,667       $167,516        $46,101
    Income Fund

 California Tax-      $896,680     $748,655    $1,165,967      $248,047     $1,276,667          $0
      Free
     Bond Fund



             Wells Fargo Bank has agreed to provide to the Funds, among other things, money market security and fixed- income research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition, credit conditions and, in the case of the U.S. Government Income Fund and the California Tax-Free Bond Fund, average maturities of the portfolios of each of those Funds.

             Each Fund's Advisory Contract will continue in effect for more than two years provided the continuance is approved annually (i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Company's Board of Directors and (ii) by a majority of the directors of the Company who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. Each Advisory Contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

             SUB-INVESTMENT ADVISER. Barclays Global Fund Advisors ("BGFA") serves as Sub-Investment Adviser to the Index Allocation Fund. Subject to the direction of the Company's Board of Directors and the overall supervision and control of Wells Fargo Bank and the Company, BGFA makes recommendations regarding the investment and reinvestment of the Fund's assets. BGFA is responsible for implementing and monitoring the performance of the asset allocation model employed with respect to the Fund in accordance with the investment objectives, policies and restrictions set forth in the Fund's Prospectus. BGFA furnishes to Wells Fargo Bank periodic reports on the investment activity and performance of the Fund and will also furnish such additional reports and information as Wells Fargo Bank and the Company's Board of Directors and officers may reasonably request. BGFA was created by the reorganization of Wells Fargo Nikko Investment Advisors ("WFNIA"), a former affiliate of Wells Fargo Bank, with and into an affiliate of Wells Fargo Institutional Trust Company, N.A. ("WFITC"). Prior to January 1, 1996, WFNIA provided sub-advisory services directly to the Index Allocation Fund. For the years ended December 31, 1994, 1995 and 1996, Wells Fargo Bank paid to WFNIA / BGFA on behalf of the Index Allocation Fund the sub-advisory fees indicated below:

          1994                          1995                           1996
  FEES           FEES           FEES            FEES           FEES           FEES
  PAID          WAIVED          PAID           WAIVED          PAID          WAIVED
  ----          ------          ----           ------          ----          ------
$424,899         $-0-         $177,707          $-0-         $210,226         $-0-

         ADMINISTRATOR AND CO-ADMINISTRATOR . The Company has retained Wells Fargo Bank as administrator and Stephens as co-administrator on behalf of each Fund. The Administration Agreement between Wells Fargo and each Fund, and the Co- Administration Agreement among Wells Fargo Bank, Stephens and each Fund, state that Wells Fargo Bank and Stephens shall provide as administration services, among other things: (i) general supervision of the operation of each Fund, including coordination of the services performed by the Fund's investment adviser, transfer agent, custodian, shareholder servicing agent(s), independent public accountants and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for the Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the business of each Fund together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.04% and 0.02%, respectively, of the average daily net assets of each Fund.


             For the periods shown, Stephens served as sole administrator to the Funds and provided the Funds with essentially the same services described above. Stephens was entitled to receive a monthly fee from the California Tax-Free Bond Fund at the annual rate of 0.15% of the Fund's average daily net assets up to $200 million and 0.10% in excess of $200 million, and for the other Funds at the annual rate of 0.10% of the Fund's average daily net assets up to $200 million and 0.05% in excess of $200 million.


             For the years ended December 31, 1994, 1995 and 1996, Stephens received administration fees as follows:

FUND                                           1994                  1995                    1996
----                                           ----                  ----                    ----
California Tax-Free Bond Fund                $431,734              $384,015                $357,423
Index Allocation Fund                        $ 66,524              $ 60,627                $ 75,203
U.S. Government Income Fund                  $ 51,898              $ 37,744                $ 42,274

             SPONSOR AND DISTRIBUTOR. As discussed in each Fund's Prospectus under the heading "Management of the Funds," Stephens serves as each Fund's sponsor and distributor.

             SHAREHOLDER SERVICING AGENT The Funds have entered into shareholder servicing agreements with Wells Fargo Bank. For the years ended December 31, 1994, 1995 and 1996 the Funds paid the following amounts in servicing fees pursuant to the Servicing Plans for the Class D Shares of the
Funds:

FUND                                                      1994                  1995                     1996
----                                                      ----                  ----                     ----
Index Allocation Fund                                  $28,377               $31,150                  $50,525
U.S. Government Income Fund                            $17,454                $8,291                   $6,135
California Tax-Free Bond Fund                          $20,828               $18,322                  $16,686


             CUSTODIAN. Wells Fargo Bank has been retained to act as custodian for the U.S. Government Income Fund and the California Tax-Free Bond Fund. Barclays Global Investors, N.A. ("BGI"; formerly, WFITC) acts as Custodian for the Index Allocation Fund. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund; receives and delivers all assets for each Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as Custodian to the U.S. Government Income and California Tax-Free Bond Funds, Wells Fargo Bank receives an asset-based fee and transaction charges. However, BGI is not entitled to receive compensation for its services as Custodian to the Index Allocation Fund so long as its subsidiary, BGFA, is entitled to receive fees for providing investment advisory services to such Fund. For the year ended December 31, 1996, none of the Funds paid any custody fees.

             TRANSFER AND DIVIDEND DISBURSING AGENT. Wells Fargo Bank has been retained to act as transfer and dividend disbursing agent. For its services as transfer and dividend disbursing agent to the Funds, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.14% of the average daily net assets of each class of shares. Under the prior transfer agency agreement for the Fund, Wells Fargo Bank was entitled to receive a base fee and per-account fees paid without regard to class. For the year ended December 31, 1996, the Funds paid transfer and dividend disbursing agency fees to Wells Fargo Bank, as follows:

FUND                                                                                1996
----                                                                                ----
California Tax-Free Bond Fund                                                     $252,000
Index Allocation Fund                                                                $0
U.S. Government Income Fund                                                          $0

             UNDERWRITING COMMISSIONS. For the year ended December 31, 1994, the aggregate dollar amount of underwriting commissions paid to Stephens was $1,408,759 and Stephens retained $1,351,388 of such commissions. WFSI and its registered representatives received $57,371 of such commissions.


             For the year ended December 31, 1995, the aggregate dollar amount of underwriting commissions paid to Stephens was $1,478,541 and Stephens retained $1,447,175 of such commissions. WFSI and its registered representatives received $31,366 of such commissions.

             For the year ended December 31, 1996, the aggregate dollar amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $1,777,985 and Stephens retained $193,639 of such commissions. WFSI and its registered representatives received $255,147 and $1,327,199 respectively of such commissions.


                               DISTRIBUTION PLANS

             As indicated in the Prospectus, each of the Funds, on behalf of each of its classes of shares, has adopted a Plan under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder (the "Rule").


             Under the Plans for the Class A Shares of the U.S. Government Income Fund and the California Tax-Free Bond Fund, these may defray all or part of the cost of preparing and printing Prospectuses and other promotional materials and of delivering Prospectuses and those materials to prospective shareholders by paying on an annual basis up to the greater of $100,000 or 0.05% of each Fund's average daily net assets. These Plans provide only for the reimbursement of actual expenses.



              Pursuant to the Plans for Class D Shares of the California Tax-Free Bond and the U.S. Government Income Funds, the Company may pay to Stephens Inc. ("Distributor"), as compensation for distribution-related services provided, or reimbursement for distribution-related expenses incurred, a monthly fee at an annual rate of up to 0.50% of each such Fund's average daily net assets attributable to Class D shares. The actual fee payable to the Distributor shall, within such limit, be determined from time to time by mutual agreement between the Company and the Distributor. The Distributor may enter into selling agreements with one or more selling agents under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to them. The Distributor may retain any portion of the total distribution fee payable hereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.



              Pursuant to the Plan for Class A Shares, the Index Allocation
Fund may defray all or part of the actual cost of preparing and printing prospectuses and other promotional materials and of providing such prospectuses and other promotional materials to prospective shareholders of the Fund and may compensate personnel of the distributor or reimburse the distributor for compensation paid to selling agents for distribution-related or sales support services and may pay for any other activities primarily intended to result in the sale of Class A Shares of the Fund. Payments also may be used to compensate or reimburse servicing agents for shareholder liaison services provided by entities that are dealers of record or which have a servicing relationship with the beneficial owners of Class A Shares of the Index Allocation Fund under a servicing agreement in substantially the form approved by the Board of Directors. Total payments under the Plan may not exceed 0.25% of the average daily net assets of the Class A Shares of the Index Allocation Fund on an annual basis.

              Pursuant to the Plan for Class D Shares of the Index Allocation Fund, the Company may pay to Stephens Inc. ("Distributor"), as compensation for distribution-related services provided, or reimbursement for distribution-related expenses incurred, a monthly fee at an annual rate of up to 0.75% of Fund's average daily net assets attributable to its Class D Shares. The actual fee payable to the Distributor shall, within such limit, be determined from time to time by mutual agreement between the Company and the Distributor. The Distributor may enter into selling agreements with one or more selling agents under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Index Allocation Fund shares attributable to them. The Distributor may retain any portion of the total distribution fee payable hereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.



             For the year ended December 31, 1996, the Funds' distributor received the following amounts of 12b-1 fees for the specified purposes set forth below under each Fund's Plan.

                                                     Printing &
                                                      Mailing           Marketing        Compensation to
             Fund                    Total           Prospectus         Brochures         Underwriters
             ----                    -----           ----------         ---------         ------------
Index Allocation
  Class A                              $137,481         N/A                N/A            $137,481
  Class D                              $151,575         N/A                N/A            $151,575
U.S. Government Income
  Class A                              $      0         N/A                N/A            $      0
  Class D                              $ 11,986         N/A                N/A            $ 11,986
California Tax-Free Bond
  Class A                              $      0         N/A                N/A            $      0
  Class D                              $ 33,376         N/A                N/A            $ 33,376



             For the year ended December 31, 1996, WFSI and its registered representatives received no compensation under each Fund's Plans.


             Each Plan will continue in effect from year to year if such continuance is approved by a majority vote of both the directors of the Company and the Qualified Directors. Agreements related to the Plans also must be approved by such vote of the directors and the Qualified Directors. Such agreements will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the proper Fund. No Plan may be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the proper Fund, and no material amendment to a Plan may be made except by a majority of both the directors of the Company and the Qualified Directors.

             Each Plan requires that the Treasurer of the Fund shall provide to the directors, and the directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of directors who are not "interested persons" of the Company be made by such disinterested directors.




                     CLASS A ADMINISTRATIVE SERVICING PLAN

             As indicated in the Index Allocation Fund's Prospectus, the Fund has adopted a Shareholder Administrative Servicing Plan (the "Administrative Servicing Plan") on behalf of its Class A shares. Pursuant to the Administrative Servicing Plan, the Fund may enter into administrative servicing agreements with administrative servicing agents (which may include Wells Fargo and its affiliates) who are dealers/holders of record, or that otherwise have a servicing relationship with the beneficial owners, of the Fund's Class A shares. Administrative servicing agents agree to perform administrative shareholder services which may include, among other things, maintaining an omnibus account with the Fund, aggregating and transmitting purchase, exchange and redemption orders to the Fund's Transfer Agent, answering customer inquiries regarding a shareholder's accounts in the Fund, and providing such other services as the Company or a customer may reasonably request. Administrative servicing agents are entitled to a fee which will not exceed 0.25%, on an annualized basis, of the average daily net assets of the Class A shares represented by the shares owned of record or beneficially by the customers of the administrative servicing agent during the period for which payment is being made. In no case shall shares be sold pursuant to the Class A Rule 12b-1 Plan while being sold pursuant to its Administrative Servicing Plan.

                            CLASS D SERVICING PLANS

             As indicated in the Prospectus of each Fund, each of the Funds has adopted a Servicing Plan (each, a "Servicing Plan" and collectively, the "Servicing Plans") with respect to its Class D Shares.

             Under each Servicing Plan and pursuant to the Servicing Agreements, the Fund may pay one or more servicing agents, as compensation for performing certain services, a fee at an annual rate of up to 0.25% of the average daily net assets of the Fund attributable to its Class D Shares. The actual fee payable to servicing agents is determined, within such limit, from time to time by mutual agreement between the Company and each servicing agent and will not exceed the maximum service fees payable by mutual funds sold by members of the NASD under the Conduct Rules of the NASD.

             The Servicing Plans will continue in effect from year to year if such continuance is approved by a majority vote of both the Directors of the Company and the Servicing Plan Qualified Directors. Any form of Servicing Agreement related to the Servicing Plans also must be approved by such vote of the Directors and the Servicing Plan Qualified Directors. Servicing Agreements will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding Class D Shares of each of the Funds. The Servicing Plans may not be amended to increase materially the amount payable thereunder without the approval of a majority of the outstanding Class D Shares of each Fund, and no material amendment to the Servicing Plans may be made except by a majority of both the Directors of the Company and the Qualified Directors.

             The Servicing Plans require that the Company's Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under each of the Servicing Plans.

                            PERFORMANCE CALCULATIONS

             TOTAL RETURN.   As indicated in the Prospectus, the Funds may
advertise certain total return information for a class of shares computed in the manner described in the Prospectus. As and to the extent required by the Commission, an average annual compound rate of return ("T") will be computed by using the value at the end of a specified period ("ERV") of a hypothetical initial investment in a class of shares ("P") over a period of years ("n") according to the following formula: P(1+T)n = ERV. In addition, as indicated in the Prospectus, the Funds may also, at times, calculate total return for a class of shares based on net asset value per share (rather than the public offering price), in which case the figures would not reflect the effect of any sales charges that would have been paid by an investor, or based on the assumption that a sales charge other than the maximum sales charge (reflecting a Volume Discount) was assessed, provided that total return data derived pursuant to the calculation described above also are presented.

             Average Annual Total Return for the Year Ended December 31, 1996
             ----------------------------------------------------------------
                       Inception(1)   Inception      Five Year      Five Year       One Year        One Year
                        With Sales      No Sales     With Sales      No Sales       With Sales      No Sales
        Fund             Charge(2)      Charge         Charge         Charge         Charge(2)       Charge
        ----             ------         -------        ------         ------         ------          ------
Index Allocation
     Class A              11.99%        12.58%         12.58%         13.62%          11.76%         17.04%
     Class D               N/A          14.47%           N/A            N/A           15.38%         16.37%

CA Tax -Free Bond
     Class A              7.65%          8.25%          6.38%          7.37%          -0.64%          4.03%
     Class D               N/A           4.79%           N/A            N/A           2.28%           3.24%

U.S. Govt. Income
     Class A              8.03%          8.60%          4.96%          5.94%          -4.92%         -0.11%
     Class D               N/A           3.73%           N/A            N/A           -1.73%         -0.79%
---------------------------

(1) Each Fund's Class A Shares commenced operations as follows: California Tax-Free Bond-October 6, 1988; Index Allocation and U.S. Government Income
     - both, April 7, 1988. Each Fund's Class D Shares commenced operations on July 1, 1993.
(2) The term "Sales Charge" for Class A Shares reflects a front-end sales load of 4.50%, and for Class D Shares reflects the maximum applicable Contingent Deferred Sales Charge ("CDSC") of 1.00% if shares are redeemed in the first year.

             In addition to the above performance information, the Funds may also advertise the cumulative total return of a Fund for one-month, three-month, six-month and year-to-date periods. The cumulative total return for such periods is based on the overall percentage change in value of a hypothetical investment in a Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

             The Funds may advertise the cumulative total return on their respective shares. Cumulative total return of shares is computed on a per share basis and assumes the reinvestment of dividends and distributions. Cumulative total return of shares generally is expressed as a percentage rate which is calculated by combining the income and principal charges for a specified period and dividing by the net asset value per share at the beginning of the period. Advertisements may include the percentage rate of total return of shares or may include the value of a hypothetical investment in shares at the end of the period which assumes the application of the percentage rate of total return.




            Cumulative Total Return for the Year Ended December 31, 1996
          --------------------------------------------------------------------

                     Inception(1)    Inception       Five Year       Five Year
                      With Sales      No Sales       With Sales       No Sales
        Fund           Charge(2)      Charge           Charge          Charge
        ----         ------------    ---------       ----------      ---------
Index Allocation
   Class A             169.64%         182.11%        80.85%          89.32%
   Class D               N/A            60.47%         N/A             N/A

CA Tax-Free Bond
   Class A              83.72%          92.36%        36.21%          42.69%
   Class D               N/A            17.18%         N/A             N/A

U.S. Govt. Income
   Class A              96.52%         105.76%        27.38%          33.42%
   Class D               N/A            13.69%         N/A             N/A
----------------------

(1) Each Fund's Class A Shares commenced operations as follows: California Tax-Free Bond - October 6, 1988; Index Allocation and U.S. Government Income - both, April 7, 1988. Each Fund's Class D Shares commenced operations on July 1, 1993.
(2) The term "Sales Charge" for Class A Shares reflects a front-end sales load of 4.50%, and for Class D Shares reflects the maximum applicable Contingent Deferred Sales Charge ("CDSC") of 1.00% if shares are redeemed in the first year.

             Yield. As indicated in the Prospectus, the U.S. Government Income Fund and the California Tax-Free Bond Fund may advertise certain yield information for a class of shares. As and to the extent required by the Commission, yield for a class of shares will be calculated based on a 30-day (or one month) period, computed by dividing the net investment income per share of a class of shares earned during the period by the maximum offering price per share of a class of shares on the last day of the period, according to the following formula: YIELD = 2[((a-b divided by cd)+1)6-1], where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares of a class of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share of a class of shares on the last day of the period. The net investment income of a class of shares of either Fund includes actual interest income, plus or minus amortized purchase discount (which may include original issue discount) or premium, less accrued expenses. Realized and unrealized gains and losses on portfolio securities are not included in net investment income. For purposes of sales literature, yield also may be calculated on the basis of the net asset value per share rather than the public offering price, provided that the yield data derived pursuant to the calculation described above also are presented.

   Yield Calculations for the Applicable Period Ended December 31, 1996(1)

                       Thirty Day Yield    Thirty-Day Tax-Equivalent Yield (2)
                       ----------------    -----------------------------------
                     With Sales  No Sales       With Sales   No Sales
    Fund               Charge     Charge          Charge      Charge
    ----             ----------  --------       ----------   --------
CA Tax-Free Bond
   Class A              4.62%      4.64%         8.43%         8.83%
   Class D              4.09%       N/A          7.46%          N/A
U.S. Govt. Income
   Class A              5.62%      5.89%          N/A           N/A
   Class D              5.13%       N/A           N/A           N/A



------------------
(1) "Sales Charges" for the U.S. Government Income and California Tax-Free Bond Funds means a maximum 4.50% front-end sales load for Class A Shares and a maximum CDSC of 1.0% for Class D Shares.
(2)  Based on a 45.20% assumed federal and state tax rate.



             The yields for the classes of shares of the U.S. Government Income Fund and the California Tax-Free Bond Fund will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and do not provide a basis for determining future yields since they are based on historical data. Yield is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to a particular class of shares.

             In addition, investors should recognize that changes in the net asset values of shares of the U.S. Government Income Fund and the California Tax-Free Bond Fund will affect the yield of the respective class of shares for any specified period, and such changes should be considered together with such class' yield in ascertaining such class' total return to shareholders for the period. Yield information for a class of shares may be useful in reviewing the performance of the Fund and for providing a basis for comparison with investment alternatives. The yield of a class of shares, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.


             Other. The Company may disclose in sales literature, information and statements, the distribution rate of the California Tax-Free Bond Fund shares. Distribution rate, which may be annualized, is the amount determined by dividing the dollar amount per share of the most recent dividend by the most recent NAV or maximum offering price per share as of a date specified in the sales literature. Distribution rate will be accompanied by the standard 30-day yield as required by the SEC.


             The Company also may disclose in advertising and other types of literature, information and statements, the average credit quality of each Fund's portfolio or categories of investments therein, as of a specified date or period. Average credit quality is calculated on a dollar weighted average basis based on ratings assigned each issue or issuer, as the case may be, by S&P and/or Moody's. In the event one rating agency does not rate the issue or issuer, as the case may be, in the same tier as the other agency, the highest rating is used in the calculation.

             From time to time and only to the extent the comparison is appropriate for a class of shares of a Fund, the Company may quote the performance or price-earning ratio of a class of shares of a Fund in advertising and other types of literature as compared to the performance of the

1-Year Treasury Bill Rate, S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), Bank Averages (which is calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), Ten Year U.S. Government Bond Average, S&P's Corporate Bond Yield Averages, Schabacter Investment Management Indices, Salomon Brothers High Grade Bond Index, Lehman Brothers Long-Term High Quality Government/Corporate Bond Index, other managed or unmanaged indices or performance data of bonds, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of a class of shares of a Fund also may be compared to those of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The performance of a class of shares of a Fund will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. Any such comparisons may be useful to investors who wish to compare the class' past performance with that of its competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

             In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

             From time to time the Company may reprint, reference or otherwise use material from magazines, newsletters, newspapers and books including, but not limited to the Wall Street Journal, Money Magazine, Barrons, Kiplingers, Business Week, Fortune, Forbes, the San Francisco Chronicle, the San Jose Mercury News, The New York Times, the Los Angeles Times, the Boston Globe, the Washington Post, the Chicago Sun-Times, Investor Business Daily, Worth, Bank Investor, American Banker, Smart Money, the 100 Best Mutual Funds (Adams Publishing), Morningstar or Value Line.

             The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for a class of shares of a Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a class of shares of a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a class of shares of a Fund or the general economic, business, investment, or financial environment in which a Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a class of shares of a Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a class of shares of a Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the historical performance or current or potential value of a class of shares of a Fund with respect to the particular industry or sector.

             In addition, performance information for a class of shares of the Index Allocation Fund may be compared, in reports and promotional literature, to the S&P 500 Index, the Wilshire 5000 Equity Index, the Lehman Brothers 20+ Treasury Index, Donoghue's Money Fund Averages, the Lehman Brothers 5-7 Year Treasury Index, or other appropriate managed or unmanaged indices of the performance of various types of investments, so that investors may compare the results of a class of shares of the Fund with those of indices widely regarded by investors as representative of the security markets in general. Unmanaged indices may assume the reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses. Managed indices generally do reflect such deductions.


             From time to time, the Company also may include in advertisements or other marketing materials a discussion of certain of the objectives of the Index Allocation Fund's investment strategy and a comparison of this strategy with other investment strategies. In particular, the responsiveness of the Fund to changing market conditions may be discussed. For example, the Company may describe the benefits derived by having Wells Fargo Bank, as Investment Adviser, or BGFA, as Sub-Adviser, monitor and reallocate investments among the three asset categories described above and in the Prospectus. The Company's advertising or other marketing materials also might set forth illustrations depicting examples of recommended allocations in different market conditions. It may state, for example, that when the model indicates that stocks represent a better value than bonds or money market instruments, the Index Allocation Fund might consist of 70% stocks, 25% bonds and 5% money market instruments and that when the model indicates that bonds represent a better value than stocks or money market instruments, the balance of assets might shift to 60% bonds, 20% stocks and 20% money market instruments.

             The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer.

             The Company also may discuss in advertising and other types of literature that one of the Funds has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P"). Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare the performance of a class of shares of a Fund with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare a class' past performance with other rated investments.

             The Company also may disclose in sales literature the distribution rate on the shares of each class of a Fund. Distribution rate, which may be annualized, is the amount determined by dividing the dollar amount per share of the most recent dividend by the most recent NAV or maximum offering price per share as of a date specified in the sales literature. Distribution rate will be accompanied by the standard 30-day yield as required by the SEC.

             The Company also may disclose, in advertising and other types of literature, information and statements that Wells Capital Management, Inc. ("WCM" formerly, Wells Fargo Investment Management) a subsidiary of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1996 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by its investment adviser or sub-adviser and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of April 1, 1997, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $57 billion of assets of individuals, trusts, estates and institutions and $20 billion of mutual fund assets.

             The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.


                        DETERMINATION OF NET ASSET VALUE

             Net asset value per share for each class of a Fund is determined by Wells Fargo Bank on each day the Fund is open as of 1:00 p.m. (Pacific time).

             Securities of the Funds for which market quotations are available are valued at latest prices. Securities of the Index Allocation Fund for which the primary market is a national securities exchange or the National Association of Securities Dealers Automated Quotations National Market System are valued at last sale prices. In the absence of any sale of such securities on the valuation date and in the case of other securities, including U.S. Government securities but excluding money market instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Money market instruments maturing in 60 days or less are valued at amortized cost. The assets of the U.S. Government Income Fund and the California Tax-Free Bond Fund, other than debt securities maturing in 60 days or less, are valued at latest quoted bid prices. Futures contracts and options listed on a national exchange are valued at the last sale price on the exchange on which they are traded at the close of the Exchange, or, in the absence of any sale on the valuation date, at latest quoted bid prices. Options not listed on a national exchange are valued at latest quoted bid prices. Debt securities maturing in 60 days or less are valued at amortized cost. In all cases, bid prices will be furnished by a reputable independent pricing service approved by the Board of Directors. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of the Funds for which current market quotations are not readily available are valued at fair value as determined in good faith by the Company's Directors and in accordance with procedures adopted by the Directors.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Shares may be purchased on any day the Funds are open for business. The Funds are open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

         Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Funds as described in the Prospectuses. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

         Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.

         The Company may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act.

         In addition, the Company may redeem shares involuntarily to reimburse the Funds for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectus.



                             PORTFOLIO TRANSACTIONS

        Purchases and sales of equity securities on a securities exchange usually are effected through brokers who charge a negotiated commission for their services. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in light of generally prevailing rates. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Stephens or Wells Fargo Securities Inc. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.



        Purchases of debt securities generally are principal transactions. Debt securities normally are purchased or sold from or to dealers serving as market makers for the securities at a net price. Debt securities may also be purchased in underwritten offerings or directly from an issuer. Generally debt obligations are traded on a net basis and do not involve brokerage commissions. The cost of executing transactions in debt securities consists primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of portfolio securities unless an exemptive order allowing such transactions is obtained from the Commission or an exemption is otherwise available. The Funds may purchase securities from underwriting syndicates of which Stephens, Wells Fargo Bank or BGFA is a member under certain conditions in accordance with the provisions of a rule adopted under the Act and in compliance with procedures adopted by the Company's Board of Directors.



        The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo Bank, as adviser, or BGFA, as sub-adviser, is responsible for the Funds' investment decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best overall terms taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. Wells Fargo and BGFA generally seek reasonably competitive spreads or commissions.



        In assessing the best overall terms available for any transaction, Wells Fargo Bank and BGFA considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. As a result, a Fund may pay a broker/dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that such commission is determined to be reasonable in relation to the value of the brokerage and research services provided by such broker/dealer. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond, and government securities markets and the economy.

          Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by Wells Fargo Bank and BGFA and does to reduce the advisory fees payable by the Funds. The Board of Directors will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which Wells Fargo Bank exercises investment discretion. Conversely, the Funds may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.



          Under Section 28(e) of the Securities Exchange Act of 1934, an adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of
Section 28(e), an adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities." Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.



          Broker/dealers may furnish statistical, research and other information or services which are deemed to be beneficial a Fund's investment programs. Research services received from brokers supplement the advisers' own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; portfolio management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.



          The outside research assistance is useful since the brokers utilized by the Funds as a group may follow a broader universe of securities and other matters than the staff of Wells Fargo Bank and/or BGFA can follow. In addition, this research provides Wells Fargo Bank and/or BGFA with a diverse perspective on financial markets. Research services which are provided to Wells Fargo Bank and/or BGFA by brokers are available for the benefit of all accounts managed or advised by Wells Fargo Bank and/or BGFA. It is the opinion of Wells Fargo Bank that this material is beneficial in supplementing their research and analysis; and, therefore, it may benefit the Funds by improving the quality of Wells Fargo Bank's investment advice.



          BROKERAGE COMMISSIONS. For the year ended December 31, 1996, the Index Allocation Fund paid brokerage commissions in the amount of $2,317. The other Funds did not pay any brokerage commissions for the year ended December 31, 1996.

             SECURITIES OF REGULAR BROKER/DEALERS. As of December 31, 1996, the U.S. Government Income Fund owned securities of its "regular brokers or dealers," as defined in the 1940 Act, or their parents as follows: $1,142,000 of pooled repurchase agreements of Goldman Sachs & Co. The other Funds did not own securities of their "regular brokers or dealers" as of December 31, 1996.

                                 FUND EXPENSES

             From time to time, Wells Fargo Bank and Stephens may waive fees from the Funds in whole or in part. Any such waiver will reduce expenses of a Fund and, accordingly, have a favorable impact on such Fund's performance. Except for the expenses borne by Wells Fargo Bank and Stephens, the Funds bear all costs of their respective operations, including the compensation of the Company's directors and the Trust's trustees who are not officers or employees of Wells Fargo Bank or Stephens or any of their affiliates; advisory, shareholder servicing, and administration fees; payments pursuant to any Plans; interest charges; taxes; fees and expenses of independent auditors; legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming Fund shares; expenses of preparing and printing Prospectuses (except the expense of printing and mailing Prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' or investors' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of the custodian, including those of keeping books and accounts and calculating the net asset value of each Fund; expenses of shareholders' or investors' meetings; expenses relating to the issuance, registration and qualification of shares of the Funds; pricing services; organizational expenses; and any extraordinary expenses. Expenses attributable to a Fund are charged against the respective assets of the Fund. A pro rata portion of the expenses of the Company are charged against the assets of a Fund.


                              FEDERAL INCOME TAXES

             In General. The following information supplements and should be read in conjunction with the Prospectus. The Prospectus of the Funds generally describes the tax treatment of distributions by the Funds. This section of the SAI includes additional information concerning federal income taxes.

             The Company intends to qualify each Fund as a regulated investment company under Subchapter M of the Code as long as such qualification is in the best interest of the Fund's shareholders. Each Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied to the Fund, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for each Fund.

             Qualification as a regulated investment company under the Code requires, among other things, that (a) each Fund derive at least 90% of its annual gross income from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities or options thereon; (b) each Fund derive less than 30% of its gross income from gains from the sale or other disposition of securities or options thereon held for less than three months; and (c) each Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of each Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses. As a regulated investment company, each Fund will not be subject to federal income tax on its net investment income and net capital gains distributed to its shareholders, provided that it distributes to its shareholders at least 90% of its net investment income, including net tax-exempt income, earned in each year. Each Fund intends to pay out substantially all of its net investment income and net realized capital gains (if any) for each year.

             A 4% nondeductible excise tax will be imposed on each Fund (other than to the extent of the Fund's tax- exempt income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund will either actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

             Corporate shareholders of a Fund may be eligible for the dividends-received deduction on dividends distributed out of the Fund's net investment income attributable to dividends received from domestic corporations, which, if received directly by the corporate shareholder, would qualify for such deduction. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the Fund shares paying the dividends upon which the deduction is based for at least 46 days.

             Federal Income Tax Rates. As of the printing of this SAI, the maximum individual tax rate applicable to ordinary income is 39.6% (marginal rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual marginal tax rate applicable to net capital gains is 28%; the maximum corporate tax rate applicable to ordinary income and net capital gains is 35% (except that to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of income tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

             Capital Gain Distributions. To the extent that each Fund recognizes long-term capital gains, such gains will be distributed at least annually and these distributions will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to the shareholders not later than 60 days after the close of the Fund's taxable year.

             Other Distributions. With respect to the U.S. Government Income Fund and the California Tax Free Bond Fund, although dividends will be declared daily based on each Fund's daily earnings, for federal income tax purposes, the Fund's earnings and profits will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For federal income tax purposes, only amounts paid out of earnings and profits will qualify as dividends. Thus, if during a taxable year the Fund's declared dividends (as declared daily throughout the year) exceed the Fund's net income (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a dividend. It is expected that each Fund's net income, on an annual basis, will equal the dividends declared during the year.

             Disposition of Fund Shares. If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. In addition, any loss realized by a shareholder upon the sale or redemption of Fund shares held less than six months is disallowed to the extent of any exempt-interest dividends received thereon by the shareholder. These rules shall not apply, however, to losses incurred under a periodic redemption plan.

             If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or of a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

             Taxation of Fund Investments. Gains or losses on sales of portfolio securities by a Fund will generally be long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases such as where the Fund acquires a put or writes a call thereon. Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by the Fund at a market discount (generally at a price less than its principal amount) will generally be treated as ordinary income to the extent of the portion of market discount which accrued during the period of time the Fund held the debt obligation. Other gains or losses on the sale of portfolio securities will be short-term capital gains or losses.

             If an option written by a Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle," discussed below. If securities are sold by a Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased. The requirement that a Fund derive less than 30% of its gross income from gains from the sale of securities held for less than three months may limit the Fund's ability to write options.

             The amount of any gain or loss realized by a Fund on closing out a futures contract will generally result in a realized capital gain or loss for tax purposes. Futures contracts held at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes pursuant to
Section 1256 of the Code. In this regard, they will be deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss recognized on these deemed sales and sixty percent (60%) of any net realized gain or loss from any actual sales, generally will be treated as long-term capital gain or loss, and the remaining forty percent (40%) will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the "marked to market" and "60%/40%" rules.

             Offsetting positions held by a regulated investment company involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If a regulated investment company were treated as entering into "straddles" by reason of its engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. The regulated investment company may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the regulated investment company may differ. Generally, to the extent the straddle rules apply to positions established by the regulated investment company, losses realized by the regulated investment company may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

             Foreign Shareholders. Under the Code, distributions of net investment income by a Fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate). Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

             Backup Withholding. The Company may be required to withhold, subject to certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including redemptions in kind and proceeds from exchanges) paid or credited to an individual Fund shareholder, unless a shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS.

Special Tax Considerations for the California Tax-Free Bond Fund

                 Federal -- The California Tax-Free Bond Fund intends that at least 50% of the value of its total assets at the close of each quarter of its taxable years will consist of obligations the interest on which is exempt from federal income tax, so that it will qualify under the Code to pay "exempt-interest dividends." The portion of total dividends paid by the California Tax-Free Bond Fund with respect to any taxable year that constitutes exempt-interest dividends will be the same for all shareholders receiving dividends during such year. Long-term and/or short-term capital gain distributions will not constitute exempt-interest dividends and will be taxed as capital gain or ordinary income dividends, respectively. The exemption of interest income derived from investments in tax-exempt obligations for federal income tax purposes may not result in a similar exemption under the laws of a particular state or local taxing authority.

             Not later than 60 days after the close of its taxable year, the California Tax-Free Bond Fund will notify each shareholder of the portion of the dividends paid with respect to such taxable year which constitutes exempt-interest dividends. The aggregate amount of dividends so designated cannot exceed the excess of the amount of interest excludable from gross income under
Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Finally, interest on indebtedness incurred by a shareholder to purchase or carry shares of the California Tax-Free Bond Fund will not be deductible to the extent that the Fund's distributions are exempt from federal income tax.

             In addition, the federal alternative minimum tax ("AMT") rules ensure that at least a minimum amount of tax is paid by taxpayers who obtain significant benefit from certain tax deductions and exemptions. Some of these deductions and exemptions have been designated "tax preference items" which must be added back to taxable income for purposes of calculating AMT.

Among the tax preference items is tax-exempt interest from "private activity bonds" issued after August 7, 1986. To the extent that the California Tax-Free Bond Fund invests in private activity bonds, its shareholders who pay AMT will be required to report that portion of Fund dividends attributable to income from the bonds as a tax preference item in determining their AMT. Shareholders will be notified of the tax status of distributions made by the Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in the California Tax-Free Bond Fund. Furthermore, shareholders will not be permitted to deduct any of their share of the California Tax-Free Bond Fund's expenses in computing their AMT. With respect to a corporate shareholder of the Fund, exempt-interest dividends paid by the Fund are included in the corporate shareholder's "adjusted current earnings" as part of its AMT calculation, and may also affect its federal "environmental tax" liability. As of the printing of this SAI, individuals are subject to an AMT at a maximum rate of 28% and corporations at a maximum rate of 20%. Shareholders with questions or concerns about AMT should consult their tax advisors.

             Shares of the California Tax-Free Bond Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and IRAs since such plans and accounts are generally tax-exempt and, therefore, would not benefit from the exempt status of dividends from the Fund. Such dividends would be ultimately taxable to the beneficiaries when distributed to them.

             California -- The California Tax-Free Bond Fund expects to be exempt from tax in California on the same basis as under Subchapter M of the Code as described above. Moreover, if at the close of each quarter of a Fund's taxable year, at least 50% of the value of its total assets consists of obligations the interest on which, if such obligations were held by an individual, would be exempt from California personal income tax (under either the laws of California or of the United States), the Fund will be entitled to pay dividends to its shareholders which will be exempt from California personal income tax (referred to herein as "California exempt-interest dividends"). Under normal market conditions, the California Tax-Free Bond Fund will invest primarily in municipal securities of the State of California, its cities, municipalities and other political authorities so that it can pay California exempt-interest dividends.

             Not later than 60 days after the close of its taxable year, the California Tax-Free Bond Fund will notify its shareholders of the portion of the dividends paid which constitutes California exempt-interest dividends with respect to such taxable year. The total amount of California exempt-interest dividends paid by the Fund to all of its shareholders with respect to any taxable year cannot exceed the amount of interest received by the Fund during such year on California municipal securities and other obligations the interest on which is tax exempt, less any expenses or expenditures (including any expenditures attributable to the acquisition of securities of other investment companies). Dividends paid by the Fund in excess of this limitation will be treated as ordinary dividends subject to California personal income tax at ordinary rates.

             Long-term and/or short-term capital gain distributions will not constitute California exempt-interest dividends and will be taxed as capital gains and ordinary income dividends, respectively. Moreover, interest on indebtedness incurred by a shareholder to purchase or carry shares of the California Tax-Free Bond Fund is not deductible for California personal income tax purposes to the extent the shareholder receives California exempt-interest dividends during his or her taxable year. Exempt-interest dividends will be tax exempt for purposes of the California personal income tax. For corporate shareholders, dividends will be subject to the corporate franchise taxes in California.

             Other Matters. Investors should be aware that the investments to be made by the Funds may involve sophisticated tax rules that may result in income or gain recognition by the Funds without corresponding current cash receipts. Although the Funds will seek to avoid significant noncash income, such noncash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

             The foregoing discussion and the discussions in the Prospectus address only some of the federal tax considerations generally affecting investments in a Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state or local taxes and foreign taxes.


                                 CAPITAL STOCK

             The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Management of the Funds."

             Each of the Funds is comprised of two classes of shares, Class A shares and Class D shares. With respect to matters that affect one class but not another, the shareholders vote as a class; for example, the approval of a Plan. Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote will be voted separately by Fund or portfolio unless otherwise required by the 1940 Act, in which case all shares will be voted in the aggregate. For example, a change in a Fund's fundamental investment policies would be voted upon only by shareholders of the Fund involved. Additionally, approval of the advisory contract is a matter to be determined separately by Fund or portfolio. Approval by the shareholders of one Fund or portfolio is effective as to that Fund or portfolio whether or not sufficient votes are received from the shareholders of the other Funds or portfolios to approve the proposal as to those Funds or portfolios. As used in the Prospectus and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a class of shares of a Fund means the vote of the lesser of (i) 67% of the shares of a class of shares represented at a meeting if the holders of more than 50% of the outstanding shares of such class are present in person or by proxy, or (ii) more than 50% of the outstanding class of shares. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Company may dispense with annual meetings of shareholders in any year in which it is not required to elect directors under the 1940 Act.

             Each share of a class of a Fund or portfolio represents an equal proportional interest in that Fund or portfolio with each other share of the same class and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund or portfolio as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of a Fund or portfolio are entitled to receive the assets attributable to that Fund or portfolio that are available for distribution, and a distribution of any general assets not attributable to a particular Fund or portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

             Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Company.

             Set forth below is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of a class of the Fund or 5% or more of the voting securities of the Fund as a whole.

                        5% OWNERSHIP AS OF APRIL 1, 1997

                                  NAME AND                    CLASS; TYPE        PERCENTAGE      PERCENTAGE
      FUND                        ADDRESS                     OF OWNERSHIP        OF CLASS         OF FUND
      ----                        -------                     ------------        --------         -------
INDEX ALLOCATION          Stephens Inc.                          Class A            8.20%           6.07%
CLASS A                   for Exclusive Benefit of            Record Holder
                          Customers
                          P.O. Box 34127
                          Little Rock, AR  72203

                          Merrill Lynch Pierce                   Class A           10.12%           7.49%
                          Fenner & Smith, Inc.                Record Holder
                          for Exclusive Benefit of
                          Customers
                          Attn: Fund Administration
                          4800 Deer Lake East, 3rd Floor
                          Jacksonville, FL  32246

INDEX ALLOCATION          Merrill Lynch Pierce                   Class D           33.97%           8.83%
CLASS D                   Fenner & Smith, Inc.                Record Holder
                          for Exclusive Benefit of
                          Customers
                          Attn: Fund Administration
                          4800 Deer Lake East, 3rd Floor
                          Jacksonville, FL  32246

U.S. GOVT.                Wells Fargo Bank                       Class A           68.00%          97.19%
INCOME                    for Exclusive Benefit of            Record Holder
CLASS A                   Customers
                          P.O. Box 7066
                          San Francisco, CA  94120

                          Merrill Lynch Pierce                   Class D           35.10%           0.99%
                          Fenner & Smith, Inc.                Record Holder
                          for Exclusive Benefit of
                          Customers
                          Attn: Fund Administration
                          4800 Deer Lake East, 3rd Floor
                          Jacksonville, FL  32246

U.S. GOVT.                Sisters of St. Francis                 Class D           11.13%           0.31%
INCOME                    Attn: Sis. Virginia Spiegel         Record Holder
CLASS D                   609 South Convert Road
                          Aston, PA  19014

                          Rocky Mountain Lions Eye               Class D           13.23%           0.37%
                          Institute Foundation, Inc.          Record Holder
                          c/o Harold Hein
                          7087 Parfet Street
                          Arvada, CO  80004

                                  NAME AND                    CLASS; TYPE        PERCENTAGE      PERCENTAGE
      FUND                        ADDRESS                     OF OWNERSHIP        OF CLASS         OF FUND
      ----                        -------                     ------------        --------         -------
CA TAX-FREE BOND          Merrill Lynch Pierce                   Class A            5.02%           4.92%
                          Fenner & Smith, Inc.                Record Holder
CLASS A                   for Exclusive Benefit of
                          Customers
                          Attn: Fund Administration
                          4800 Deer Lake East, 3rd Floor
                          Jacksonville, FL  32246

CA TAX-FREE BOND          Stephens Inc.                          Class D           21.19%           0.41%
                          for Exclusive Benefit of            Record Holder
CLASS D                   Customers
                          P.O. Box 34127
                          Little Rock, AR  72203

                          Merrill Lynch Pierce                   Class D           42.05%           0.82%
                          Fenner & Smith, Inc.                Record Holder
                          for Exclusive Benefit of
                          Customers
                          Attn: Fund Administration
                          4800 Deer Lake East, 3rd Floor
                          Jacksonville, FL  32246


             For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).


                                     OTHER

             The Registration Statement, including the Prospectus, the SAI and the exhibits filed therewith, may be examined at the office of the Commission in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                              INDEPENDENT AUDITORS

             KPMG Peat Marwick LLP has been selected as the independent auditors for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain Securities and Exchange Commission filings. The address of KPMG Peat Marwick LLP is Three Embarcadero Center, San Francisco, California 94111.

                             FINANCIAL INFORMATION

             The portfolio of investments, audited financial statements and independent auditors' reports for each Fund for the year ended December 31, 1996, are incorporated into this SAI by reference to the Company's Annual Report as filed with the SEC on March 11, 1997. The portfolio of investments, audited financial statements and independent auditors' reports are attached to all SAIs delivered to shareholders or prospective shareholders.

                                    APPENDIX



             The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds, municipal notes, and corporate and municipal commercial paper.



Corporate and Municipal Bonds



             Moody's: The four highest ratings for corporate and municipal bonds are "Aaa," "Aa," "A" and "Baa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations; interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's applies numerical modifiers in its rating system: 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.



             S&P: The four highest ratings for corporate and municipal bonds are "AAA," "AA," "A" and "BBB." Bonds rated "AAA" have the "highest rating" assigned by S&P and have "an extremely strong capacity" to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity" to pay interest and repay principal and "differ from the highest rated obligations only in small degree." Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible" to adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having "adequate protection parameters" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead to a "weakened capacity" to make such repayments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.



Corporate and Municipal Notes



             Moody's: The highest rating for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality." Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins of protections "ample although not as large as in the preceding group." Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for, but lacking the strength of the preceding grades.

        S&P: The two highest ratings for corporate, state and municipal notes are "SP-1" and "SP-2." The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.



Corporate and Municipal Commercial Paper
----------------------------------------



        Moody's: The highest rating for corporate, state and municipal commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior ability for repayment of senior short-term debt obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of senior short-term debt obligations," but earnings trends, while sound, will be subject to more variation.



        S&P: The "A-1" rating for corporate, state and municipal commercial paper is rated "in the highest category" by S&P and "the obligor's capacity to meet its financial commitment on the obligation is strong." The "A-1+" rating indicates that said capacity is "extremely strong." The A-2 rating indicates that said capacity is "satisfactory," but that corporate and municipal commercial paper rated "A-2" is "more susceptible" to the adverse effects of changes in economic conditions or other circumstances than commercial paper rated in higher rating categories.

                          OVERLAND EXPRESS FUNDS, INC.
                           Telephone: (800) 552-9612

                      STATEMENT OF ADDITIONAL INFORMATION

                               Dated May 1, 1997


                     CALIFORNIA TAX-FREE MONEY MARKET FUND
                               MONEY MARKET FUND
                        U.S. TREASURY MONEY MARKET FUND
                       __________________________________


     Overland Express Funds, Inc. (the "Company") is an open-end series investment company. This Statement of Additional Information ("SAI") contains information about three of the Company's funds -- the CALIFORNIA TAX-FREE MONEY MARKET FUND, the MONEY MARKET FUND and the U.S. TREASURY MONEY MARKET FUND (each, a "Fund" and collectively, the "Funds"). The Money Market Fund and the U.S. Treasury Money Market Fund offer two classes of shares -- Class A Shares and Institutional Shares. This SAI relates to both such classes of shares of each Fund. The California Tax-Free Money Market Fund only offers a single class of shares. The investment objective of each Fund is described in the Prospectus under "Investment Objectives and Policies."



     This SAI is not a Prospectus and should be read in conjunction with the Funds' Prospectus dated May 1, 1997. All terms used in this SAI that are defined in the Prospectus will have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by writing Stephens Inc. ("Stephens"), the Company's sponsor, co-administrator and distributor, at 111 Center Street, Little Rock, Arkansas 72201 or calling the Transfer Agent at the telephone number indicated above.

                       __________________________________

                               TABLE OF CONTENTS


                                                                                   Page
                                                                                   ----
Investment Restrictions ..........................................................   3
Additional Permitted Investment Activities .......................................   5
Special Factors Affecting the California Tax-Free Money Market Fund ..............   8
Management .......................................................................  11
Distribution Plans ...............................................................  16
Calculation of Yield .............................................................  17
Determination of Net Asset Value .................................................  21
Additional Purchase and Redemption Information ...................................  22
Portfolio Transactions ...........................................................  23
Fund Expenses ....................................................................  26
Federal Income Taxes .............................................................  26
Capital Stock ....................................................................  31
Other ............................................................................  33
Independent Auditors .............................................................  33
Financial Information ............................................................  34
Appendix ......................................................................... A-1

                            INVESTMENT RESTRICTIONS


     Fundamental Investment Policies. The Funds are subject to the following investment restrictions, all of which are fundamental policies:


     (1) None of the Funds may purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would exceed 25% of the current value of such Fund's total assets, provided that there is no limitation with respect to investments in (i) obligations of the United States Government, its agencies or instrumentalities,
(ii) the obligations of domestic banks (for purposes of this restriction, domestic bank obligations do not include obligations of U.S. branches of foreign banks or obligations of foreign branches of U.S. banks); and (iii) with respect to the California Tax-Free Money Market Fund, municipal securities (for the purpose of this restriction, private activity bonds shall not be deemed municipal securities if the payments of principal and interest on such bonds is the ultimate responsibility of non-governmental users) or securities that are exempt from personal income taxes of the State of California.

     (2) None of the Funds may purchase or sell real estate (other than municipal obligations, Money Market Instruments or other securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein), commodities or commodity contracts.

     (3) None of the Funds may purchase securities on margin (except for short-term credits necessary for the clearance of transactions and, with respect to the California Tax-Free Money Market Fund, except for margin payments in connection with options, futures and options on futures) or make short sales of securities.

     (4) None of the Funds may underwrite securities of other issuers, except to the extent that the purchase of municipal securities or other permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with each Fund's investment program may be deemed to be an underwriting.

     (5) The California Tax-Free Money Market Fund may not invest more than 10% of the current value of its net assets in repurchase agreements maturing in more than seven days, restricted securities, which are securities that must be registered under the Securities Act of 1933 before they may be offered or sold to the public, and illiquid securities, and the Money Market Fund may not invest more than 10% of the current value of its net assets in repurchase agreements maturing in more than seven days and illiquid securities.

     (6) None of the Funds may make investments for the purpose of exercising control or management.

     (7) None of the Funds may issue senior securities, except that each Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased by the California Tax-Free Money Market Fund or the Money Market Fund while any such outstanding borrowing exists and investments may not be purchased by the U.S. Treasury Money Market Fund while any such outstanding borrowing in excess of 5% of its net assets exists).

     (8) None of the Funds may invest more than 10% of the current value of its net assets in fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days.

     (9) The California Tax-Free Money Market Fund may not lend its portfolio securities having a value that exceeds 50% of the current value of its total assets. The Money Market Fund and the U.S. Treasury Money Market Fund may not make loans of portfolio securities or other assets. However, for purposes of this restriction, loans will not include the purchase of fixed time deposits, repurchase agreements, commercial paper and other types of debt instruments commonly sold in a public or private offering.

     With respect to fundamental investment restriction (9) above, the California Tax-Free Money Market Fund does not intend to lend its portfolio securities during the coming year.

     In addition, none of the Funds may write, purchase or sell puts, calls, warrants or options or any combination thereof, except that the Funds may purchase securities with put rights in order to maintain liquidity.


     Non-Fundamental Investment Restrictions. The Funds are subject to the following non-fundamental policies:


     (1) None of the Funds may purchase or retain securities of any issuer if the officers or Directors of the Fund or its Investment Adviser owning beneficially more than one-half of one percent (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities.

     (2) None of the Funds may purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs.

     (3) None of the Funds may invest in securities of issuers who, with their predecessors, have been in existence less than three years, unless the securities are fully guaranteed or insured by the U.S. Government, a state, commonwealth, possession, territory, the District of Columbia or by an entity in existence at least three years, or the securities are backed by the assets and revenues of any of the foregoing if, by reason thereof, the value of its aggregate investments in such securities will exceed 5% of its total assets.

     (4) None of the Funds may purchase or sell real estate limited partnership interests.

     (5) The California Tax-Free Money Market Fund may not purchase securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, and equity securities of issuers which are not readily marketable if by reason thereof the value of the Fund's aggregate investment in such classes of securities will exceed 5% of its total assets.

     (6) The U.S. Treasury Money Market Fund may not invest more than 10% of the current value of its net assets in repurchase securities maturing in more than seven days, fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days and illiquid securities although this Fund does not intend to invest in any of these investments.

     (7) As provided in Rule 2a-7 under the 1940 Act, the Money Market Fund and the U.S. Treasury Money Market Fund each may only purchase "Eligible Securities" (as defined in Rule 2a-7) and only if, immediately after such purchase, the Fund would have no more than 5% of its total assets in "First Tier Securities" (as defined in Rule 2a-7) of any one issuer, excluding government securities and except as otherwise permitted for temporary purposes and for certain guarantees and unconditional puts; the Fund would own no more than 10% of the voting securities of any one issuer; the Fund would have no more than 5% of its total assets in "Second Tier Securities" (as defined in Rule 2a-7); and the Fund would have no more than the greater of $1 million or 1% of its total assets in Second Tier Securities of any one issuer.


                   ADDITIONAL PERMITTED INVESTMENT ACTIVITIES

     Municipal Bonds. As discussed in the Prospectus, the two principal classifications of municipal bonds in which the California Tax-Free Money Market Fund may invest are "general obligation" and "revenue" bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Other purposes for which municipal bonds may be issued include the refunding of outstanding obligations and obtaining funds for general operating expenses or to loan to other public institutions and facilities. Industrial development bonds are a specific type of revenue bond backed by the credit and security of a private user. Certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Assessment bonds, wherein a specially created district or project area levies a tax (generally on its taxable property) to pay for an improvement or project may be considered a variant of either category. There are, of course, other variations in the types of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. Some or all of these bonds may be considered "private activity bonds" for federal income tax purposes.

     Municipal Notes. The California Tax-Free Money Market Fund may invest in municipal notes. Municipal notes include, but are not limited to, tax anticipation notes ("TANs"), bond anticipation notes ("BANs"), revenue anticipation notes ("RANs") and construction loan notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuer.

     TANs. An uncertainty in a municipal issuer's capacity to raise taxes as a result of such things as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. Furthermore, some municipal issuers mix various tax proceeds into a general fund that is used to meet obligations other than those of the outstanding TANs. Use of such a general fund to meet various obligations could affect the likelihood of making payments on TANs.

     BANs. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs.

     RANs. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal of, and interest on, RANs.

     The values of outstanding municipal securities (as well as Money Market Instruments) will vary as a result of changing market evaluations of the ability of their issuers to meet the interest and principal payments (i.e., credit risk). Such values also will change in response to changes in market interest rates, including the interest rates payable on new issues of municipal securities (i.e., market risk). Should such interest rates rise, the values of outstanding securities such as those held in a Fund's portfolio, will decline and (if purchased at par value) they would sell at a discount. If such interest rates fall, the values of outstanding securities will generally increase and (if purchased at par value) they would sell at a premium. Since each Fund values its assets at amortized cost and seeks to hold its portfolio securities until their maturity, changes in the value of municipal or other securities held in each Fund's portfolio arising from these or other factors are not expected to cause changes in the net asset value per share of any of the Funds.

     Unrated Investments. Each Fund may purchase instruments that are not rated if, in the opinion of Wells Fargo Bank as Investment Adviser, such obligations are Eligible Securities of comparable quality to other rated investments that are permitted by such Fund, if they are purchased in accordance with the Fund's procedures adopted by the Company's Board of Directors in accordance with Rule 2a-7 under the 1940 Act. With respect to the Money Market Fund and the U.S. Treasury Money Market Fund, the Company's Board of Directors are required by Rule 2a-7 under the 1940 Act to pre-approve or ratify purchases of unrated securities.

     After purchase by any of the Funds, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by such Fund provided that, when a security ceases to be rated, the Company's Board of Directors determines that such security presents minimal credit risk and, provided further that, when a security rating is downgraded below the eligible quality for investment or no longer presents minimal credit risks, the Board finds that the sale of such security would not be in the Fund's best interest. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Funds will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus and in this SAI. The ratings of Moody's and S&P are more fully described in the Appendix to this SAI.

     Letters of Credit. The California Tax-Free Money Market Fund and the Money Market Fund may purchase debt obligations, including municipal securities (in the case of the California Tax-Free Money Market Fund), certificates of participation, commercial paper and other short-term obligations, that are backed by an irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Wells Fargo Bank as Investment Adviser, are of investment quality comparable to other permitted investments of such Funds may be used for letter of credit-backed investments.

     The California Tax-Free Money Market Fund may engage in the following investment activity although it has no present intention to do so:

     When-Issued Securities. The California Tax-Free Money Market Fund may purchase securities on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. However, this Fund does not intend to invest more than 5% of its net assets in when-issued securities. This Fund only will make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. When-issued securities are subject to market fluctuation, and no income accrues to the purchaser during the period prior to issuance.
The purchase price and the interest rate that will be received on debt securities are fixed at the time the purchaser enters into the commitment. Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

     The California Tax-Free Money Market Fund will establish a segregated account in which it will maintain cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to its commitments to purchase when-issued securities. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

     Repurchase Agreements. The Funds may enter into repurchase transactions in which the seller of a security to a Fund agrees to repurchase that security from such Fund as a mutually agreed-upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. The Funds may enter into repurchase agreements only with respect to securities that are permissible investments for the Funds. The U.S. Treasury Money Market Fund may only enter into repurchase agreements that are fully collateralized by U.S. Treasury securities. All repurchase agreements will be fully collateralized at 102% based on values that are marked to market daily. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months. However, the term of any repurchase agreement on behalf of a Fund will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, a Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, a Fund's disposition of the security may be delayed or limited.



     A Fund may not enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 10% of the market value of the Fund's total net assets would be invested in either repurchase agreements with maturities of more than seven days and/or illiquid securities and, with respect to the California Tax-Free Money Market Fund, restricted securities. The Funds will enter into repurchase agreements only with primary broker/dealers and commercial banks that meet guidelines established by the Company's Board of Directors and are not affiliated with the investment adviser. The Funds may participate in pooled repurchase agreement transactions with other funds advised by Wells Fargo Bank.




                         SPECIAL FACTORS AFFECTING THE
                     CALIFORNIA TAX-FREE MONEY MARKET FUND



     Certain California constitutional amendments, legislative measures, executive orders, civil actions and voter initiatives, as well as the general financial condition of the state, could adversely affect the ability of issuers of California municipal obligations to pay interest and principal on such obligations. The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information drawn from official statements relating to securities offerings of the State of California and various local agencies, available as of the date of this SAI. While the Company has not independently verified such information, it has no reason to believe that such information is incorrect in any material respect.



     The California Economy and General Information. From mid-1990 to late 1993, the State suffered a recession with the worst economic, fiscal and budget conditions since the 1930s. Construction, manufacturing (particularly related to defense), exports and financial services, among others, were all severely affected. Job losses had been the worst of any post-war recession. Unemployment reached 10.1% in January 1994, but fell sharply to 7.7% in October and November 1994, reflecting the state's recovery from the recession.


     The recession seriously affected California tax revenues, which basically mirror economic conditions. It also caused increased expenditures for health and welfare programs. In addition, the state has been facing a structural imbalance in its budget with the largest programs supported by the General Fund (e.g., K-12 schools and community colleges--also known as "K-14 schools," health and welfare, and corrections) growing at rates higher than the growth rates for the principal revenue sources of the General Fund. As a result, the state experienced recurring budget deficits in the late 1980s and early 1990s. The state's Controller reported that expenditures exceeded revenues for four of the five fiscal years ending with 1991-92. Moreover, California accumulated and sustained a budget deficit in its Special Fund for Economic Uncertainties ("SFEU") approaching $2.8 billion at its peak at June 30, 1993.


     The accumulated budget deficits during the early 1990's, together with expenditures for school funding which are not reflected in the state's budget, and reduction of available internal borrowable funds, combined to significantly deplete the state's cash resources to pay its ongoing expenses. In order to meet its cash needs, the state has had to rely for several years on a series of external borrowings, including borrowings past the end of a fiscal year. Such borrowings are expected to continue in future fiscal years. To meet its cash flow needs in the 1995-96 fiscal year, California issued $2 billion of revenue anticipation warrants which matured on June 28, 1996. Because of the state's deteriorating budget and cash situation, the rating agencies reduced the state's credit ratings between October 1991 and July 1994. Moody's Investors Service lowered its rating from "Aa" to "A1," Standard & Poor's Ratings Group lowered its rating from "AAA" to "A" and termed its outlook as "stable," and Fitch Investors Service lowered its rating from "AA" to "A."



     However, since the start of 1994, California's economy has been recovering steadily. Employment has grown in excess of 500,000 during 1994 and 1995, and is expected to continue to grow in 1996. Because of the improving economy and the California's fiscal austerity, the state has had operating surpluses for its past four consecutive fiscal years through 1996-97 and has forecast a balanced 1996-97 fiscal year budget. In addition, the SFEU was projected to have a small negative balance of approximately $70 million as of June 30, 1996, all but eliminating the accumulated budget deficit of the early 1990's, and a modest reserve of $305 million, as of June 30, 1997. For these and other reasons, Standard & Poors upgraded its rating of California municipal obligations back to "A+" on July 30, 1996.



     Local Governments. On December 6, 1994, Orange County, California became the largest municipality in the United States to file for protection under the Federal Bankruptcy laws. The filing stemmed from approximately $1.7 billion in losses suffered by the county's investment pool because of investments in high risk "derivative" securities. In September 1995, California's legislature approved legislation permitting the county to use for bankruptcy recovery $820 million over 20 years in sales taxes previously earmarked for highways, transit, and development. In June 1996, the county completed an $880 million bond offering secured by real property owned by the county. In June 1996, the county emerged from bankruptcy.


     On January 17, 1994, an earthquake of the magnitude of an estimated 6.8 on the Richter Scale struck Los Angeles County, California causing significant damage to public and private structures and facilities. While county residents and businesses suffered losses totaling in the billions of dollars, the overall effect of the earthquake on the county's and California's economy is not expected to be serious. However, Los Angeles County is experiencing financial difficulty due in part to the severe operating deficits for the county's health care system. In

August 1995, the credit rating of the county's long term bonds was downgraded for the third time since 1992. Although the county has received federal and state assistance, it is still facing a potential budget gap of approximately $1 billion in the 1996-97 fiscal year. Even though state has no existing obligations with respect to either Orange County or Los Angeles County, the state may be required to intervene and provide funding if the counties cannot maintain certain programs because of insufficient resources.


     State Finances. The moneys of California are segregated into the General Fund and approximately 600 Special Funds. The General Fund consists of the revenues received by the state's Treasury and not required by law to be credited to any other fund, as well as earnings from state moneys not allocable to another fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most major revenue sources of the state. The General Fund may be expended as the result of appropriation measures by California's Legislature and approved by the Governor, as well as appropriations pursuant to various constitutional authorizations and initiative statutes.


     The SFEU is funded with General Fund revenues and was established to protect California from unforeseen revenue reductions and/or unanticipated expenditure increases. Amounts in the SFEU may be transferred by the state's Controller to meet cash needs of the General Fund. The Controller is required to return moneys so transferred without payment of interest as soon as there are sufficient moneys in the General Fund. Any appropriation made from the SFEU is deemed an appropriation from the General Fund, for budgeting and accounting purposes. For year-end reporting purposes, the Controller is required to add the balance in the SFEU to the balance in the General Fund so as to show the total moneys then available for General Fund purposes.

     Inter-fund borrowing has been used for several years to meet temporary imbalances of receipts and disbursements in the General Fund. As of June 30, 1996, the General Fund had outstanding loans from the SFEU and other Special Funds of approximately $1.5 billion.


     Changes in California Constitutional and Other Laws. In 1978, California voters approved an amendment to the California Constitution known as "Proposition 13," which added Article XIIIA to the California Constitution.
Article XIIIA limits ad volorem taxes on real property and restricts the ability of taxing authorities to increase real property taxes. However, legislation passed subsequent to Proposition 13 provided for the redistribution of California's General Fund surplus to local agencies, the reallocation of revenues to local agencies and the assumption of certain local obligations by the state so as to assist California municipal issuers to raise revenue to pay their bond obligations. It is unknown whether additional revenue redistribution legislation will be enacted in the future and whether, if enacted, such legislation will provide sufficient revenue for such California issuers to pay their obligations. California is also subject to another Constitutional Amendment, Article XIIIB, which may have an adverse impact on California state and municipal issuers. Article XIIIB restricts the state from spending certain appropriations in excess of an appropriation's limit imposed for each state and local government entity. If revenues exceed such appropriation's limit, such revenues must be returned either as revisions in the tax rates or fee schedules.

     In 1988, California voters approved "Proposition 98," which amended
Article XIIIB and Article XVI of the state's Constitution. Proposition 98 (as modified by "Proposition 111," which was enacted in 1990), changed state funding of public education below the university level and the operation of the state's appropriations limit, primarily by guaranteeing K-14 schools a minimum share of General Fund revenues. In 1986, California voters approved "Proposition 62," which provided in part that any tax for general governmental purposes imposed by a local government be approved by a two-thirds vote of the governmental entity's legislative body and by a majority of its electorate and that any special tax imposed by a local government be approved by a two-thirds vote of the electorate. In September 1995, the California Supreme Court upheld the constitutionality of Proposition 62, creating uncertainty as to the legality of certain local taxes enacted by nonchartered cities in California without voter approval.


     Other Information. Certain debt obligations held by the California Tax-Free Money Market Fund may be obligations payable solely from lease payments on real or personal property leased to the state, cities, counties or their various public entities. California law provides that a lessor may not be required to make payments during any period that it is denied use and occupancy of the property in proportion to such loss. Moreover, the lessor only agrees to appropriate funding for lease payments in its annual budget for each fiscal year. In case of a default under the lease, the only remedy available against the lessor is that of reletting the property; no acceleration of lease payments is permitted. Each of these factors presents a risk that the lease financing obligations held by the California Tax-Free Money Market Fund would not be paid in a timely manner.



     Certain debt obligations held by the California Tax-Free Money Market Fund may be obligations payable solely from the revenues of health care institutions. The method of reimbursement for indigent care, California's selective contracting with health care providers for such care and selective contracting by health insurers for care of its beneficiaries now in effect under California and federal law may adversely affect these revenues and, consequently, payment on those debt obligations.


     There can be no assurance that general economic difficulties or the financial circumstances of California or its towns and cities will not adversely affect the market value of California municipal securities or the ability of obligors to continue to make payments on such securities.
                                     * * *
     The taxable securities market is a broader and more liquid market with a greater number of investors, issuers and market makers than the market for municipal securities. The more limited marketability of municipal securities may make it difficult in certain circumstances to dispose of large investments advantageously.

                                   MANAGEMENT


     The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Management of the Funds." The principal occupations during the past five years of the Directors and principal executive Officer of the Company are listed below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Directors deemed to be "interested persons" of the Company for purposes of the 1940 Act are indicated by an asterisk.



                                                     PRINCIPAL OCCUPATION
NAME, ADDRESS AND AGE        POSITION                DURING PAST 5 YEARS
---------------------        --------                -------------------
Jack S. Euphrat, 74          Director                Private Investor.
415 Walsh Road
Atherton, CA 94207

*R. Greg Feltus, 45          Director, Chairman and  Senior Vice President of Stephens;
                             President               Manager of Financial Services Group;
                                                     President of Stephens Insurance
                                                     Services Inc.; Senior Vice President
                                                     of Stephens Sports Management Inc.;
                                                     and President of Investor Brokerage
                                                     Insurance Inc.

Thomas S. Goho, 54           Director                T.B. Rose Faculty Fellow Business,
321 Beechcliff Court                                 Wake Forest University Calloway
Winston-Salem, NC 27104                              School of Business and Accountancy;
                                                     Associate Professor of Finance of the
                                                     School of Business and Accounting at
                                                     Wake Forest University since 1983.

Joseph N. Hankin, 55         Director                President Westchester Community
75 Grasslands Road                                   College since 1971; President of
Valhalla, NY  10595                                  Hartford Junior College from 1967 to
                                                     1971; Adjunct Professor of Columbia
                                                     University Teachers College since
                                                     1976.

*W. Rodney Hughes, 70        Director                Private Investor.
31 Dellwood Court
San Rafael, CA 94901

Robert M. Joses, 78          Director                Private Investor.
47 Dowitcher Way
San Rafael, CA 94901

*J. Tucker Morse, 52         Director                Private Investor; Real Estate
10 Legrae Street                                     Developer; Chairman of Renaissance
Charleston, SC 29401                                 Properties Ltd.; President of Morse
                                                     Investment Corporation; and
                                                     Co-Managing Partner of Main Street
                                                     Ventures.

Richard H. Blank, Jr., 40    Chief Operating         Associate of Financial Services Group
                             Officer, Secretary and  of Stephens; Director of Stephens
                             Treasurer               Sports Management Inc.; and Director
                                                     of Capo Inc.

                               COMPENSATION TABLE

                      For the Year Ended December 31, 1996




                              Aggregate Compensation    Total Compensation from
     Name and Position           from Registrant      Registrant and Fund Complex
----------------------------  ----------------------  ---------------------------
      Jack S. Euphrat
          Director                   $10,500                    $31,500
      *R. Greg Feltus
          Director                      0                          0
       Thomas S. Goho
          Director                    10,500                    31,500
       *Zoe Ann Hines
          Director
(resigned September 6, 1996)            0                          0
      Joseph N. Hankin
          Director                     500                       1,500
     *W. Rodney Hughes
          Director                    8,750                     26,250
      Robert M. Joses
          Director                    10,500                    31,500
      *J. Tucker Morse
          Director                    8,750                     26,250



     Directors of the Company are compensated annually by the Company and by all the registrants in each fund complex they serve as indicated above and also are reimbursed for all out-of-pocket expenses relating to attendance at board meetings. The Company, Stagecoach Funds, Inc., Stagecoach Trust, Life & Annuity Trust and Master Investment Trust are considered to be members of the same fund complex as such term is defined in Form N-1A under the 1940 Act (the "Wells Fargo Fund Complex"). MasterWorks Funds Inc., Master Investment Portfolio, and Managed Series Investment Trust together form a separate fund complex (the "BGFA Fund Complex"). Each of the Directors and Officers of the Company serves in the identical capacity as directors and officers or as trustees and/or officers of each registered open-end management investment company in both the Wells Fargo and BGFA Fund Complexes, except for Joseph N. Hankin, who only serves the aforementioned members of the Wells Fargo Fund Complex, and Zoe Ann Hines who, after September 6, 1996, only serves the aforementioned members of the BGFA Fund Complex. The Directors are compensated by other companies and trusts within a fund complex for their services as directors/trustees to such companies and trusts. Currently the Directors do not receive any retirement benefits or deferred compensation from the Company or any other member of each fund complex.

     As of the date of this SAI, Directors and officers of the Company as a group beneficially owned less than 1% of the outstanding shares of the Company.


     INVESTMENT ADVISER. Each of the Funds is advised by Wells Fargo Bank. Wells Fargo Bank furnishes to the Funds investment guidance and policy direction in connection with the daily portfolio management of the Funds. Wells Fargo Bank furnishes to the Board of Directors periodic reports on the investment strategy and performance of each Fund. Wells Fargo Bank has agreed to provide to the Funds, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition, credit conditions and average maturities of the portfolios of the Funds.






     The chart below illustrates the amounts paid by the Funds to Wells Fargo Bank in investment advisory fees and the amount Wells Fargo Bank waived of such fees for the years ended December 31, 1994, 1995 and 1996.




                                 1994                 1995                   1996
          FUND               PAID     WAIVED      PAID     WAIVED       PAID      WAIVED
------------------------  ----------  -------  ----------  -------  ------------  ------
California Tax Free
Money Market              $1,493,881  $     0  $1,330,839  $     0    $1,571,509      $0


Money Market              $  777,719  $     0  $1,230,778  $     0    $2,580,811      $0

US Treasury Money Market  $  258,021  $92,259  $  562,253  $13,004    $1,004,407      $0



     Each of the Advisory Contracts will continue in effect for more than two years from their effective date provided the continuance is approved annually
(i) by the holders of a majority of the respective Fund's outstanding voting securities or by the Company's Board of Directors and (ii) by a majority of the Directors of the Company who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. Each of the Advisory Contracts may be terminated on 60 days' written notice by either party and will terminate automatically if assigned. Wells Fargo Bank in entitled to receive monthly fees of 0.45%, 0.25% and 0.25%, respectively, of the average daily net assets of the California Tax-Free Money Market, Money Market and U.S. Treasury Money Market Funds.



     ADMINISTRATOR AND CO-ADMINISTRATOR . The Company has retained Wells Fargo Bank as administrator and Stephens as co-administrator on behalf of each Fund. The Administration Agreement between Wells Fargo and each Fund, and the Co-Administration Agreement among Wells Fargo Bank, Stephens and each Fund, state that Wells Fargo Bank and Stephens shall provide as administration services, among other things: (i) general supervision of the operation of each Fund, including coordination of the services performed by the Fund's investment adviser, transfer agent, custodian, shareholder servicing agent(s), independent public accountants and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for the Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Company's officers and Board of Directors. Wells Fargo Bank and Stephens also furnish office space and certain facilities required for conducting the business of each Fund together with ordinary clerical and bookkeeping services. Stephens pays the compensation of the Company's Directors, officers and employees who are affiliated with Stephens. The Administrator and Co-Administrator are entitled to receive a monthly fee of 0.04% and 0.02%, respectively, of the average daily net assets of each Fund.



     For the periods shown, Stephens served as sole administrator to the Funds and provided the Funds with essentially the same services described above. Stephens was entitled to receive a monthly fee from each Fund at the annual rate of 0.10% of the Fund's average daily net assets. The fee decreased for the California Tax-Free Money Market Fund to 0.05% when such Fund's average daily net assets exceeded $200 million.



     For the years ended December 31, 1994, 1995 and 1996, Stephens received administration fees as follows:



                                         1994      1995       1996
                                       --------  --------  ----------
California Tax Free Money Market Fund  $334,128  $297,191  $  275,344

Money Market Fund                      $311,088  $492,311  $1,032,674

US Treasury Money Market Fund          $141,170  $230,103  $  401,763



     SPONSOR AND DISTRIBUTOR. As discussed in each Fund's Prospectus under the heading "Management of the Funds," Stephens serves as each Fund's sponsor and distributor. Stephens has entered into a Distribution Agreement with the Company pursuant to which it has the responsibility of distributing Class A Shares and Institutional Shares of the Money Market Fund and U.S. Treasury Money Market Fund, and the single class of the California Tax-Free Money Market Fund.



     CUSTODIAN. Wells Fargo Bank has been retained to act as Custodian for each Fund. The Custodian, among other things, maintains a custody account or accounts in the name of each Fund; receives and delivers all assets for each Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each Fund and pays all expenses of each Fund. For its services as Custodian, Wells Fargo Bank receives an asset-based fee and transaction charges from each Fund. For the year ended December 31, 1996, the California Tax-Free Money Market Fund paid $63,884 and the Money Market Fund paid $33,764 in custody fees to Wells Fargo Bank and the US Treasury Money Market Fund did not pay any custody fees.



     TRANSFER AND DIVIDEND DISBURSING AGENT. Wells Fargo Bank has been retained to act as Transfer and Dividend Disbursing Agent for each Fund. For its services as transfer and dividend disbursing agent to the Funds, Wells Fargo Bank is entitled to receive monthly payments at the annual rate of 0.10% of each Fund's average daily net assets attributable to Class A shares (or the single class of shares of the California Tax-Free Money Market Fund) and 0.02% of the average daily net assets attributable to Institutional Class shares. Under the prior transfer agency agreement for the Fund, Wells Fargo Bank was entitled to receive a base fee and per-account fees paid without regard to class. As of December 31, 1996, the Funds paid transfer and dividend disbursing agency fees to Wells Fargo Bank, as follows:



                                       1996
                                       ----
California Tax-Free Money Market Fund  $49,000

Money Market Fund                      $44,001

U.S. Treasury Money Market Fund        $37,000



     UNDERWRITING COMMISSIONS. For the year ended December 31, 1994, the aggregate dollar amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $1,408,759 and Stephens retained $1,351,388 of such commissions. WFSI and its registered representatives received $57,371 of such commissions.



     For the year ended December 31, 1995, the aggregate dollar amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $1,478,541 and Stephens retained $1,447,175 of such commissions. WFSI and its registered representatives received $31,366 of such commissions.



     For the year ended December 31, 1996, the aggregate dollar amount of underwriting commissions paid to Stephens on sales/redemptions of the Company's shares was $1,777,985 and Stephens retained $195,639 of such commissions. WFSI and its registered representatives received $255,147 and $1,327,199 respectively of such commissions.



                               DISTRIBUTION PLANS


     As indicated in the Prospectus, the Funds have adopted Distribution Plans ("Plans") under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder. Under the California Tax-Free Money Market Fund's Plan, the Fund may defray all or part of the cost of preparing and printing Prospectuses and other promotional materials and of delivering Prospectuses and those materials to prospective shareholders of such Fund by paying on an annual basis up to the greater of $100,000 or 0.05% of the Fund's average daily net assets. The Plans provide only for the reimbursement of actual expenses.



     Pursuant to the Plans for Class A Shares of the Money Market and U.S. Treasury Money Market Funds each Fund may defray all or part of the actual cost of preparing and printing prospectuses and other promotional materials and of providing such prospectuses and other promotional materials to prospective shareholders of the Fund and may compensate personnel of the distributor or reimburse the distributor for compensation paid to selling agents for distribution-related or sales support services and may pay for any other activities primarily intended to result in the sale of Class A Shares of the Fund. Payments also may be used primarily intended to result in the sale of Class A Shares of the Fund. Payments also may be used to compensate or reimburse servicing agents for shareholder liaison services provided by entities that are dealers of record or which have a servicing relationship with the beneficial owners of Class A Shares of these Funds under a servicing agreement in substantially the form approved by the Board of Directors. Total payments under the Plans may not exceed 0.25% of the average daily net assets of the Class A Shares of each Fund on an annual basis.

     Each of the Plans will continue in effect from year to year thereafter if such continuance is approved by a majority vote of both the Directors of the Company and the Qualified Directors. Any Distribution Agreement related to the Plans also must be approved by such vote of the Directors and the Qualified Directors. Distribution Agreements will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Fund involved. The Plans may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Fund involved, and no material amendment to any of the Plans may be made except by a majority of both the Directors of the Company and the Qualified Directors.

     Each of the Plans requires that the Treasurer of the Company shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under each of the Plans. Rule 12b-1 also requires that the selection and nomination of Directors who are not "interested persons" of the Company be made by such disinterested Directors.


     For the year ended December 31, 1996, the Funds' distributor received the following amounts of 12b-1 fees for the specified purposes set forth below under each Fund's Plan.




                                          Printing & Mailing                        Compensation
Fund                          Total          Prospectus       Marketing Brochures  to Underwriters
----                        ----------  --------------------  -------------------  ---------------
California Tax-Free Money
Market                       $  5,156          $3,447               $1,709               N/A

Money Market
Class A                     $1,048,153          N/A                   N/A             $1,048,153

Institutional Class            -0-              N/A                   N/A                -0-
U.S. Treasury Money Market

Class A                       $696,968          N/A                   N/A             $  696,968

Institutional Class            -0-              N/A                   N/A                -0-



     For the year ended December 31, 1996, WFSI and its registered representatives received no compensation under each Fund's Plans.


                              CALCULATION OF YIELD


     YIELD. As indicated in the Prospectuses, the Funds may advertise certain yield information for a class of shares. Current yield for a class of shares of the Funds will be calculated based on the net changes, exclusive of capital changes, over a seven-day period, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent. Current tax-equivalent yield for each class of shares of the California Tax-Free Money Market Fund will be computed by dividing that portion of the yield of the class of shares of the Fund which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the class of shares of the Fund that is not tax-exempt.





     Effective yield for the classes of shares of the Funds and effective tax-equivalent yield for classes of shares of the California Tax-Free Money Market Fund will be calculated by determining the net change, or tax-equivalent assumed net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding one, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result.


            Yield For The Applicable Period Ended December 31, 1996



                                                                                   Seven-Day
                                             Seven-Day                             Effective
                                           Tax-Equivalent   Seven-Day Effective  Tax-Equivalent
        Fund           Seven-Day Yield         Yield              Yield              Yield
---------------------  ---------------     --------------   -------------------  --------------
California Tax-Free
Money Market(1)             3.34%              6.09%            3.39%                6.19%

Money Market
Class A                     4.82%               N/A             4.94%                 N/A

Institutional               5.07%               N/A             5.20%                 N/A

U.S. Treasury Money
Markey
Class                       4.32%               N/A             4.42%                 N/A

Institutional               4.57%               N/A             4.68%                 N/A



(1) Current Tax-Equivalent Yield is based on a 45.2% assumed federal and state tax rate. Effective Tax-Equivalent Yield is based on a 42.4% assumed federal and state tax rate.

     The yield of each class of a Fund will fluctuate from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and do not provide a basis for determining future yields since they are based on historical data. Yield is a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to a particular class of shares.

     In addition to the above performance information, the Funds may advertise average annual total return information. Average annual total return refers to the average annual compounded rates of return over one-, five-, and ten-year periods (or the life of Fund, which periods are stated in the advertisement), and is measured by comparing the value of an investment in a Fund at the beginning of the relevant period to the redemption value at the end of the period and annualizing the result, assuming that Fund dividends and capital gain distributions are reinvested.

     Yield information for each class of the Funds may be useful in reviewing the performance of the Funds and for providing a basis for comparison with investment alternatives. The yields of each class of the Funds, however, may not be comparable to the yields from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate yield.


     OTHER. From time to time and only to the extent the comparison is appropriate for a Fund, the Company may quote the performance or price-earning ratio of a class of shares of a Fund in advertising and other types of literature as compared to the performance of the Lehman Brothers Municipal Bond Index, 1-Year Treasury Bill Rate, S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by the World Gold Council), Bank Averages (which is calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), Ten Year U.S. Government Bond Average, S&P's Corporate Bond Yield Averages, Schabacter Investment Management Indices, Salomon Brothers High Grade Bond Index, Lehman Brothers Long-Term High Quality Government/Corporate Bond Index, other managed or unmanaged indices or performance data of bonds, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of a class of shares of a Fund also may be compared to those of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The performance of a class of shares of a Fund will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. Any such comparisons may be useful to investors who wish to compare the past performance of a class of a Fund with that of its competitors. Of course, past performance cannot be a guarantee of future results. The Company also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

     In addition, the Company also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Company also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

     From time to time the Company may reprint, reference or otherwise use material from magazines, newsletters, newspapers and books including, but not limited to the Wall Street Journal, Money Magazine, Barrons, Kiplingers, Business Week, Fortune, Forbes, the San Francisco Chronicle, the San Jose Mercury News, The New York Times, the Los Angeles Times, the Boston Globe, the Washington Post, the Chicago Sun-Times, Investor Business Daily, Worth, Bank Investor, American Banker, Smart Money, the 100 Best Mutual Funds (Adams Publishing), Morningstar or Value Line.

     The Company also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for a class of shares of a Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in a class of shares of a Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of a class of shares of a Fund or the general economic, business, investment, or financial environment in which Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of a class of shares of a Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in a class of shares of a Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which a Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate a Fund's historical performance or current or potential value with respect to the particular industry or sector.

     The Company also may discuss in advertising and other types of literature that one or more of the Funds has been assigned a rating by a nationally recognized statistical rating organization ("NRSRO"), such as S&P or Moody's. Such rating would assess the creditworthiness of the investments held by such Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Company may compare the performance of a class of shares of a Fund with other investments which are assigned ratings by NRSROs. Any such comparisons may be useful to investors who wish to compare a class' past performance with other rated investments.


     The Company also may disclose, in advertising and other types of literature, information and statements that Wells Capital Management, Inc. ("WCM" formerly, Wells Fargo Investment Management) a subsidiary of Wells Fargo Bank, is listed in the top 100 by Institutional Investor magazine in its July 1996 survey "America's Top 300 Money Managers." This survey ranks money managers in several asset categories. The Company may also disclose in advertising and other types of sales literature the assets and categories of assets under management by its investment adviser or sub-adviser and the total amount of assets and mutual fund assets managed by Wells Fargo Bank. As of April 1, 1997, Wells Fargo Bank and its affiliates provided investment advisory services for approximately $57 billion of assets of individuals, trusts, estates and institutions and $20 billion of mutual fund assets.



     The Company may disclose in advertising and other types of literature that investors can open and maintain Sweep Accounts over the Internet or through other electronic channels (collectively, "Electronic Channels"). Such advertising and other literature may discuss the investment options available to investors, including the types of accounts and any applicable fees. Such advertising and other literature may disclose that Wells Fargo Bank is the first major bank to offer an on-line application for a mutual fund account that can be filled out completely through Electronic Channels. Advertising and other literature may disclose that Wells Fargo Bank may maintain Web sites, pages or other information sites accessible through Electronic Channels (an "Information Site") and may describe the contents and features of the Information Site and instruct investors on how to access the Information Site and open a Sweep Account. Advertising and other literature may also disclose the procedures employed by Wells Fargo Bank to secure information provided by investors, including disclosure and discussion of the tools and services for accessing Electronic Channels. Such advertising or other literature may include discussions of the advantages of establishing and maintaining a Sweep Account through Electronic Channels and testimonials from Wells Fargo Bank customers or employees and may also include descriptions of locations where product demonstrations may occur. The Company may also disclose the ranking of Wells Fargo Bank as one of the largest money managers in the United States.



                        DETERMINATION OF NET ASSET VALUE


     Net asset value per share for each class of a Fund is determined on each day the Fund is open for trading.


     As indicated under "Determination of Net Asset Value" in the Prospectus, the Funds use the amortized cost method to determine the value of their portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price that the Funds would receive if the security were sold. During these periods, the yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices. Thus, during periods of declining interest rates, if the use of the amortized cost method resulted in a lower value of a Fund's portfolio on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher yield than would result from investment in a fund using solely market values, and existing Fund shareholders would receive correspondingly less income. The converse would apply during periods of rising interest rates.

     Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, each Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of thirteen months or less and invest only in Eligible Securities determined by the Board of Directors to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable and floating rate instruments subject to demand features. Pursuant to the Rule, the Board is required to establish procedures designed to stabilize, to the extent reasonably possible, each Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Funds' portfolio holdings by the Board of Directors, at such intervals as it may deem appropriate, to determine whether the Funds' net asset values calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Directors. If such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations.



                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION



     Shares of the Funds may be purchased on any day the Funds are open for business. The Funds are open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

     Payment for shares may, in the discretion of the adviser, be made in the form of securities that are permissible investments for the Funds as described in the Prospectuses. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Funds will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by a Fund and that such Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.



     Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit.



     The Company may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Company may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Company's responsibilities under the 1940 Act.



     In addition, the Company may redeem shares involuntarily to reimburse the Funds for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of a Fund as provided from time to time in the Prospectus.



                             PORTFOLIO TRANSACTIONS


     Purchases and sales of debt securities generally are principal transactions. Debt securities normally are purchased or sold from or to dealers serving as market makers for the securities at a net price. Debt securities also may be purchased in underwritten offerings and may be purchased directly from the issuer. Generally, U.S. Government Obligations, municipal obligations and taxable money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing transactions in debt securities consists primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with the Company are prohibited from dealing with the Company as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. The Funds may purchase municipal or other obligations from underwriting syndicates of which Stephens or Wells Fargo Bank is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by the Board of Directors.

     The Company has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Company's Board of Directors, Wells Fargo Bank is responsible for the Funds' investment decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Company to obtain the best overall terms taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. While Wells Fargo Bank generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.



     In assessing the best overall terms available for any transaction, Wells Fargo Bank considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Wells Fargo Bank may cause the Funds to pay a broker/dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that Wells Fargo Bank determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker/dealer, viewed in terms of either the particular transaction or the overall responsibilities of Wells Fargo Bank. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond, and government securities markets and the economy.



     Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by Wells Fargo Bank and does not reduce the advisory fees payable by the Funds. The Board of Directors will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which Wells Fargo Bank exercises investment discretion. Conversely, the Funds may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.



     Under Section 28(e) of the Securities Exchange Act of 1934, an adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of
Section 28(e), an adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities." Accordingly, the price to the Funds in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.



     Broker/dealers utilized by Wells Fargo Bank may furnish statistical, research and other information or services which are deemed by Wells Fargo Bank to be beneficial to the Funds' investment programs. Research services received from brokers supplement Wells Fargo Bank's own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; portfolio management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to Wells Fargo Bank and to the Company's Directors with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.



     The outside research assistance is useful to Wells Fargo Bank since the brokers utilized by Wells Fargo Bank as a group tend to follow a broader universe of securities and other matters than the staff of Wells Fargo Bank can follow. In addition, this research provides Wells Fargo Bank with a diverse perspective on financial markets. Research services which are provided to Wells Fargo Bank by brokers are available for the benefit of all accounts managed or advised by Wells Fargo Bank. It is the opinion of Wells Fargo Bank that this material is beneficial in supplementing their research and analysis; and, therefore, it may benefit the Funds by improving the quality of Wells Fargo Bank's investment advice.



     BROKERAGE COMMISSIONS. For the year ended December 31, 1996, the Funds did not pay any Brokerage Commissions.



     SECURITIES OF REGULAR BROKER DEALERS.   On December 31, 1996, the Money
Market Fund held debt securities of its "regular brokers or dealers," as defined in the 1940 Act, or their parents, as follows: $23,500,000 of Goldman Sachs pooled repurchase agreements.



     On December 31, 1996, the U.S. Treasury Money Market Fund and the California Tax-Free Money Market Fund did not hold any debt securities of their "regular brokers or dealers," as defined in the 1940 Act, or their parents.



     PORTFOLIO TURNOVER. Because the portfolios of the Funds consists of securities with relatively short-term maturities, the Funds can expect to experience high portfolio turnover rates. A high portfolio turnover rate should not adversely affect any of the Funds, however, because portfolio transactions ordinarily will be made directly with principals on a net basis and, consequently, the Funds usually will not incur brokerage expenses.

                                 FUND EXPENSES



     Except for the expenses borne by Wells Fargo Bank and Stephens, the Company bears all costs of its operations, including the compensation of its Directors who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent accountants, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of a Fund's shares; pricing services, and any extraordinary expenses. Expenses attributable to a Fund are charged against a Fund assets. General expenses of the Company are allocated among all of the funds of the Company, including a Fund, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Company's Board of Directors deems equitable.



                              FEDERAL INCOME TAXES


     In General. The following information supplements and should be read in conjunction with the applicable Prospectus. The applicable Prospectus of the Funds describes generally the tax treatment of distributions by the Funds within the section entitled "Taxes." This section of the SAI includes additional information concerning federal income taxes.



     The Company intends to qualify each Fund as a regulated investment company under Subchapter M of the Code as long as such qualification is in the best interest of the Fund's shareholders. Each Fund will be treated as a separate entity for tax purposes and thus the provisions of the Code applicable to regulated investment companies will generally be applied to each Fund, rather than to the Company as a whole. In addition, net capital gains, net investment income, and operating expenses will be determined separately for each Fund.



     Qualification as a regulated investment company under the Code requires, among other things, that (a) each Fund derive at least 90% of its annual gross income from interest, payments with respect to securities loans, dividends and gains from the sale or other disposition of securities or options thereon; (b) each Fund derive less than 30% of its gross income from gains from the sale or other disposition of securities or options thereon held for less than three months; and (c) each Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than

U.S. Government securities and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses. As a regulated investment company, each Fund will not be subject to federal income tax on its net investment income and net capital gains distributed to its shareholders, provided that it distributes to its shareholders at least 90% of its net investment income, including net tax-exempt income, earned in each year. Each Fund intends to pay out substantially all of its net investment income and net realized capital gains (if any) for each year.



     A 4% nondeductible excise tax will be imposed on each Fund (other than to the extent of the Fund's tax-exempt income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund will either actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.



     Federal Income Tax Rates. As of the printing of this SAI, the maximum individual tax rate applicable to ordinary income is 39.6% (marginal rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual marginal tax rate applicable to net capital gains is 28%; the maximum corporate tax rate applicable to ordinary income and net capital gains is 35% (except that to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of income tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.



     Capital Gain Distributions. To the extent that each Fund recognizes long-term capital gains, such gains will be distributed at least annually and these distributions will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to the shareholders not later than 60 days after the close of the Fund's taxable year.



     Other Distributions. Although dividends will be declared daily based on each Fund's daily earnings, for federal income tax purposes, the Fund's earnings and profits will be determined at the end of each taxable year and will be allocated pro rata over the entire year. For federal income tax purposes, only amounts paid out of earnings and profits will qualify as dividends. Thus, if during a taxable year the Fund's declared dividends (as declared daily throughout the year) exceed the Fund's net income (as determined at the end of the year), only that portion of the year's distributions which equals the year's earnings and profits will be deemed to have constituted a dividend. It is expected that the Fund's net income, on an annual basis, will equal the dividends declared during the year.



     Disposition of Fund Shares. If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. In addition, any loss realized by a shareholder upon the sale or redemption of Fund shares held less than six months is disallowed to the extent of any exempt-interest dividends received thereon by the shareholder. These rules shall not apply, however, to losses incurred under a periodic redemption plan.



     If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or of a different regulated investment company, the sales charge previously incurred acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of a Fund will be disallowed to the extent that substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.



     Taxation of Fund Investments. Gains or losses on sales of portfolio securities by each Fund will generally be long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases such as where the Fund acquires a put or writes a call thereon. Gains recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by a Fund at a market discount (generally at a price less than its principal amount) will generally be treated as ordinary income to the extent of the portion of market discount which accrued during the period of time the Fund held the debt obligation. Other gains or losses on the sale of portfolio securities will be short-term capital gains or losses.



     Foreign Shareholders. Under the Code, distributions of net investment income by a Fund to a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or a lower treaty rate). Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.



     Backup Withholding. The Company may be required to withhold, subject to certain exemptions, at a rate of 31% ("backup withholding") on dividends, capital gain distributions, and redemption proceeds (including proceeds from exchanges) paid or credited to an individual Fund shareholder, unless a shareholder certifies that the Taxpayer Identification Number ("TIN") provided is correct and that the shareholder is not subject to backup withholding, or the IRS notifies the Company that the shareholder's TIN is incorrect or the shareholder is subject to backup withholding. Such tax withheld does not constitute any additional tax imposed on the shareholder, and may be claimed as a tax payment on the shareholder's federal income tax return. An investor must provide a valid TIN upon opening or reopening an account. Failure to furnish a valid TIN to the Company could subject the investor to penalties imposed by the IRS.



Special Tax Considerations for the California Tax-Free Money Market Fund.



     Federal -- The California Tax-Free Money Market Fund intends that at least 50% of the value of its total assets at the close of each quarter of its taxable years will consist of obligations the interest on which is exempt from federal income tax, so that they will qualify under the Code to pay "exempt-interest dividends." The portion of total dividends paid by the Fund with respect to any taxable year that constitutes exempt-interest dividends will be the same for all shareholders receiving dividends during such year. Long-term and/or short-term capital gain distributions will not constitute exempt-interest dividends and will be taxed as capital gain or ordinary income dividends, respectively. The exemption of interest income derived from investments in tax-exempt obligations for federal income tax purposes may not result in a similar exemption under the laws of a particular state or local taxing authority. However, see "California" below.



     Not later than 60 days after the close of its taxable year, the Fund will notify its shareholders of the portion of the dividends paid with respect to such taxable year which constitutes exempt-interest dividends. The aggregate amount of dividends so designated cannot exceed the excess of the amount of interest excludable from gross income under Section 103 of the Code received by the Fund during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Finally, interest on indebtedness incurred to purchase or carry shares of the Fund will not be deductible to the extent that the Fund's distributions are exempt from federal income tax.



     In addition, the federal alternative minimum tax ("AMT") rules ensure that at least a minimum amount of tax is paid by taxpayers who obtain significant benefit from certain tax deductions and exemptions. Some of these deductions and exemptions have been designated "tax preference items" which must be added back to taxable income for purposes of calculating AMT. Among the tax preference items is tax-exempt interest from "private activity bonds" issued after August 7, 1986. To the extent that the Fund invests in private activity bonds, its shareholders who pay AMT will be required to report that portion of Fund dividends attributable to income from the bonds as a tax preference item in determining their AMT. Shareholders will be notified of the tax status of distributions made by the Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by private activity bonds should consult their tax advisors before purchasing shares in the Fund. Furthermore, shareholders will not be permitted to deduct any of their share of the Fund's expenses in computing their AMT. With respect to a corporate shareholder of such Funds, exempt-interest dividends paid by a Fund is included in the corporate shareholder's "adjusted current earnings" as part of its AMT calculation, and may also affect its federal "environmental tax" liability. As of the printing of this SAI, individuals are subject to an AMT at a maximum rate of 28% and corporations at a maximum rate of 20%. Shareholders with questions or concerns about AMT should consult their tax advisors.



     Shares of the Fund would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10, plans and IRAs since such plans and accounts are generally tax-exempt and, therefore, would not benefit from the exempt status of dividends from the Fund. Such dividends would be ultimately taxable to the beneficiaries when distributed to them.



     California -- The California Tax-Free Money Market Fund expects to be exempt from tax in California on the same basis as under Subchapter M of the Code as described above. Moreover, if at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets consists of obligations the interest on which, if such obligations were held by an individual, would be exempt from California personal income tax (under either the laws of California or of the United States), the Fund will be entitled to pay dividends to its shareholders which will be exempt from California personal income tax (referred to herein as "California exempt-interest dividends"). Under normal market conditions, the Fund will invest primarily in municipal securities of the State of California, its cities, municipalities and other political authorities so that it can pay California exempt-interest dividends.



     Not later than 60 days after the close of its taxable year, the Fund will notify its shareholders of the portion of the dividends paid which constitutes California exempt-interest dividends with respect to such taxable year. The total amount of California exempt-interest dividends paid by the Fund to all of its shareholders with respect to any taxable year cannot exceed the amount of interest received by the Fund during such year on California municipal securities and other obligations the interest on which is tax exempt, less any expenses or expenditures (including any expenditures attributable to the acquisition of securities of other investment companies). Dividends paid by the Fund in excess of this limitation will be treated as ordinary dividends subject to California personal income tax at ordinary rates.






     Long-term and/or short-term capital gain distributions will not constitute California exempt-interest dividends and will be taxed as capital gains and ordinary income dividends, respectively. Moreover, interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund is not deductible for California personal income tax purposes to the extent the shareholder receives California exempt-interest dividends during his or her taxable year. Exempt-interest dividends will be tax exempt for purposes of the California personal income tax. For corporate shareholders, dividends will be subject to the corporate franchise taxes in California.






     Other Matters. Investors should be aware that the investments to be made by a Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although each Fund will seek to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

     The foregoing discussion and the discussions in the Prospectuses address only some of the federal tax considerations generally affecting investments in a Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state or local taxes and foreign taxes.



                                 CAPITAL STOCK


     The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Management of the Funds."



     The Money Market Fund and the U.S. Treasury Money Market Fund are comprised of two classes of shares, Class A shares and Institutional shares. With respect to matters that affect one class, but not another, the shareholders vote as a class; for example, the approval of a Plan with respect to Class A shares. Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote will be voted by each Fund unless otherwise required by the 1940 Act, in which case all shares will be voted in the aggregate. For example, a change in one of the Funds' fundamental investment policies would be voted upon only by shareholders of such Fund. Additionally, approval of each advisory contract is a matter to be determined separately by each Fund. Approval by the shareholders of one of the Funds is effective whether or not sufficient votes are received from the shareholders of any of the other Funds or other investment portfolios of the Company to approve the proposal as to those Funds or investment portfolios. As used in the Prospectus and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of a class of shares of a Fund means the vote of the lesser of (i) 67% of the shares of a class of shares represented at a meeting if the holders of more than 50% of the outstanding shares of such class are present in person or by proxy, or (ii) more than 50% of the outstanding class of shares. The term "majority," when referring to the approvals to be obtained from shareholders of the Company as a whole means the vote of the lesser of (i) 67% of the Company's shares represented at a meeting if the holders of more than 50% of the Company's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Company's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. The Company may dispense with annual meetings of shareholders in any year in which it is not required to elect Directors under the 1940 Act.


     Each share of a class of a Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Directors. In the event of the liquidation or dissolution of the Company, shareholders of a Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular Fund or investment portfolio that are available for distribution in such manner and on such basis as the Directors in their sole discretion may determine.

     Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Company.

     Set forth below is the name, address and share ownership of each person known by the Company to have beneficial or record ownership of 5% or more of a class of the Fund or 5% or more of the voting securities of the Fund as a whole.



                        5% OWNERSHIP AS OF APRIL 1, 1997



                                                       CLASS; TYPE    PERCENTAGE  PERCENTAGE
FUND                  NAME AND ADDRESS                 OF OWNERSHIP    OF CLASS    OF FUND
----                  ----------------                --------------  ----------  ----------
California Tax-Free   Omnibus Account #2              (Single Class)    27.12%      27.12%
Money Market Fund     Stephens Inc.                       Record
                      111 Center Street
                      Little Rock, AR  72201

                      Wells Fargo Quality Control     (Single Class)    59.16%      59.16%
                      525 Market St., MAC 0103-174        Record
                      San Francisco, CA  94163

Money Market Fund     Wells Fargo Quality Control        Class A        60.48%      25.93%
Class A Shares        525 Market St., MAC 0103-174        Record
                      San Francisco, CA  94163

                      Omnibus Account #2                 Class A        25.88%      11.10%
                      Stephens Inc.                       Record
                      111 Center Street
                      Little Rock, AR  72201

                      Omnibus Account #3                 Class A        10.55%       4.52%
                      c/o Stephens Inc.                   Record
                      P.O. Box 3507
                      Little Rock, AR  72203

Money Market Fund     NONE
Institutional Class

U.S. Treasury         Omnibus Account                    Class A        21.93%     154.49%
Money Market Fund     Stephens Inc.                       Record
Class A Shares        111 Center Street
                      Little Rock, AR  72201

                      Wells Fargo Bank Funds Account     Class A        67.43%      47.63%
                      525 Market St., MAC 0103-174        Record
                      San Francisco, CA  94163

                      WFB - Wholesale Sweep              Class A        10.20%      7.20%
                      155 Fifth St, MAC 0106-066          Record
                      San Francisco, CA  94163

                                                     CLASS; TYPE      PERCENTAGE  PERCENTAGE
FUND                 NAME AND ADDRESS               OF OWNERSHIP       OF CLASS    OF FUND
----                 ----------------            -------------------  ----------  ----------
U.S. Treasury        Wells Fargo Bank Agent      Institutional Class    6.88%       2.02%
Money Market Fund    for Orlandi                       Record
Institutional Class  201 Third Street
                     11th Floor
                     San Francisco, CA  94163

                     Wells Fargo Bank Agent for  Institutional Class    7.31%       2.15%
                     Interink Computer Science         Record
                     201 Third Street
                     11th Floor
                     San Francisco, CA  94163



     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).



                                     OTHER

     The Registration Statement, including the Prospectus, the SAI and the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. The Annual Reports will be sent free of charge to any shareholder who requests the SAI.


                              INDEPENDENT AUDITORS

     KPMG Peat Marwick LLP has been selected as the independent auditors for the Company. KPMG Peat Marwick LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG Peat Marwick LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                             FINANCIAL INFORMATION


     The portfolio of investments, audited financial statements and independent auditors' reports for the Funds for the year ended December 31, 1996 are hereby incorporated by reference to the Company's Annual Report as filed with the SEC on March 11, 1997. The portfolio of investments, audited financial statements and independent auditors' report are attached to all SAIs delivered to current or prospective shareholders.

                                    APPENDIX

     The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds, notes and commercial paper.

Bonds

     Moody's: The two highest ratings for corporate, state and municipal bonds are "Aaa" and "Aa." Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest amount of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Moody's applies numerical modifiers: 1, 2 and 3 in the "AA" category in its rating system. The modifier 1 indicates that the security ranks in the higher end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.


     S&P: The two highest ratings for corporate, state and municipal bonds are "AAA" and "AA." Bonds rated "AAA" have the "highest rating" assigned by S&P and have an "extremely strong capacity" to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity" to pay interest and repay principal and "differ from the highest rated obligations only in small degree." The ratings in the "AA" category may be modified by the addition of a plus or minus sign to show relative standing within the category.


Notes

     Moody's: The two highest ratings for state and municipal short-term obligations are "MIG 1" and "MIG 2" (or "VMIG 1" and "VMIG 2" in the case of an issue having a variable rate demand feature). Notes rated "MIG 1" or "VMIG 1" are judged to be of the "best quality." Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins of protections "ample although not as large as in the preceding group."

     S&P: The two highest ratings for corporate, state and municipal notes are "SP-1" and "SP-2." The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest." Notes issued with "overwhelming safety characteristics" will be rated "SP-1+." The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.

Commercial Paper


     Moody's: highest rating for corporate, state and municipal commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior ability for repayment of senior short-term debt obligations." Issuers rated "P-2" (Prime-2) "have a strong capacity for repayment of senior short-term debt obligations," but earnings trends, while sound, will be subject to more variation.



     S&P: The "A-1" rating for corporate, state and municipal commercial paper is rated "in the highest category" by S&P and "the obligor's capacity to meet its financial commitment on the obligation is strong." The "A-1+" rating indicates that said capacity is "extremely strong." The "A-2" rating indicates that said capacity is "satisfactory," but that corporate and municipal commercial paper rated "A-2" is "more susceptible" to the adverse effects of changes in economic conditions or other circumstances than commercial paper rated in higher rating categories.

                          OVERLAND EXPRESS FUNDS, INC.
                          FILE NO. 33-16296; 811-8275

                                     PART C

                               OTHER INFORMATION

Item 24.     Financial Statements and Exhibits.

       (a)   Financial Statements:


             The audited financial statements and independent auditors' report for the fiscal year (or period, as applicable) ended December 31, 1996 for the Company's California Tax-Free Bond, California Tax-Free Money Market, Index Allocation (formerly, Asset Allocation), Money Market (Class A), Municipal Income, Short-Term Government-Corporate Income, Short-Term Municipal Income, Small Cap Strategy, Strategic Growth, U.S. Government Income, U.S. Treasury Money Market (Class A) and Variable Rate Government Funds are hereby incorporated by reference to the Company's Annual Report, as filed with the SEC on March 11, 1997.



             The portfolio of investments, audited financial statements and independent auditors' report for the fiscal year (or period as applicable) ended December 31, 1996 for the Capital Appreciation, Short-Term Government-Corporate Income, Short-Term Municipal Income and Small Cap Master Portfolios of Master Investment Trust ("MIT") are hereby incorporated by reference to the Company's Annual Report, as filed with the SEC on March 11, 1997.



             The portfolio of investments, audited financial statements and independent auditors' report for the fiscal year ended December 31, 1996 for the Company's Overland Sweep Fund and MIT's Cash Investment Trust Master Portfolio are hereby incorporated by reference to the Company's Annual Report, as filed with the SEC on March 7, 1997.



             The portfolio of investments, audited financial statements and independent auditors' report for the fiscal year ended December 31, 1996 for the Company's Money Market Fund (Institutional Class), National Tax-Free Institutional Money Market Fund, U.S. Treasury Money Market Fund (Institutional Class) and for MIT's Tax-Free Money Market Master Portfolio are hereby incorporated by reference to the Company's Annual Report, as filed with the SEC on March 7, 1997.



       (b)   Exhibits:


      Exhibit
      Number                                           Description

       1            -      Restated Articles of Incorporation, incorporated by
                           reference to Post-Effective Amendment No. 30 filed on November 29, 1995.


       2            -      By-Laws (as amended), filed herewith.


       3            -      Not Applicable.

       4            -      Not Applicable.

       5(a)(i)      -      Amended Advisory Contract on behalf of the Asset
                           Allocation Fund, filed herewith.



       5(a)(ii)     -      Sub-Advisory Contract with  Barclays Global Fund
                           Advisors on behalf of the Asset Allocation Fund, filed herewith.



       (b)          -      Advisory Contract on behalf of the U.S. Government
                           Income Fund, filed herewith.



       (c)          -      Advisory Contract on behalf of the California
                           Tax-Free Money Market Fund (formerly, the Tax-Free
                           Money Market Fund), filed herewith.



       (d)          -      Advisory Contract on behalf of the California
                           Tax-Free Bond Fund, filed herewith.



       (e)          -      Advisory Contract on behalf of the Money Market
                           Fund, filed herewith.



       (f)          -      Advisory Contract on behalf of the Variable Rate
                           Government Fund, filed herewith.



       (g)          -      Advisory Contract on behalf of the Municipal Income
                           Fund, filed herewith.



       (h)          -      Advisory Contract on behalf of the U.S. Treasury
                           Money Market Fund, filed herewith.


       6(a)         -      Distribution Agreement with Stephens Inc. (as
                           amended), incorporated by reference to Post-
                           Effective Amendment No. 18 filed on April 30, 1992.

       (b)          -      Distribution Agreement on behalf of the Overland
                           Sweep Fund, incorporated by reference to Post-Effective Amendment No. 14 filed on August 20,
                           1991.

       (c)          -      Amended and Restated Distribution Agreement with
                           Stephens Inc., incorporated by reference to Post-Effective Amendment No. 31 filed on December
                           18, 1995.

       7            -      Not Applicable.

       8(a)         -      Custody Agreement with Wells Fargo Bank, N.A. on
                           behalf of the Asset Allocation Fund, incorporated by reference to the Registration Statement on Form N-1A filed on August 5, 1987.

       (b)          -      Custody Agreement with Wells Fargo Bank, N.A. on
                           behalf of the U.S. Government Income Fund, incorporated by reference to Post-Effective
                           Amendment No. 9 filed on February 7, 1991.

       (c)          -      Custody Agreement with Wells Fargo Bank, N.A. on
                           behalf of the California Tax-Free Money Market Fund, incorporated by reference to Post-Effective
                           Amendment No. 9 filed on February 7, 1991.

       (d)          -      Custody Agreement with Wells Fargo Bank, N.A. on
                           behalf of the California Tax-Free Bond Fund, incorporated by reference to Post-Effective
                           Amendment No. 9 filed on February 7, 1991.

       (e)          -      Custody Agreement with Wells Fargo Bank, N.A. on
                           behalf of the Money Market Fund, incorporated by reference to Post-Effective Amendment No. 9 filed on February 7, 1991.

       (f)          -      Custody Agreement with Wells Fargo Bank, N.A. on
                           behalf of the Variable Rate Government Fund, incorporated by reference to Post-Effective
                           Amendment No. 9 filed on February 7, 1991.

       (g)          -      Custody Agreement with Wells Fargo Bank, N.A. on
                           behalf of the Municipal Income Fund, incorporated by reference to Post-Effective Amendment No. 16 filed on January 17, 1992.

       (h)          -      Custody Agreement with Wells Fargo Bank, N.A. on
                           behalf of the U.S. Treasury Money Market Fund, incorporated by reference to Post-Effective
                           Amendment No. 23 filed on March 2, 1994.

       (i)          -      Custody Agreement with Wells Fargo Bank, N.A. on
                           behalf of the Strategic Growth Fund, incorporated by reference to Post-Effective Amendment No. 23 filed on March 2, 1994.

       (j)          -      Custody Agreement on behalf of the Overland Sweep
                           Fund, the 1-3 Year Duration Municipal Income Fund, the 1-3 Year Duration Government Income Fund and the
                           1-3 Year Duration Full Faith and Credit Government
                           Income Fund, incorporated by reference to Post-Effective Amendment No. 30 filed on November
                           29, 1995.

       (k)          -      Custody Agreement with Wells Fargo Bank, N.A. on
                           behalf of the National Tax-Free Institutional Money
                           Market Fund, incorporated by reference to Post-Effective Amendment No. 33 filed on May 1,
                           1996.

      9(a)(i)       -      Administration Agreement on behalf of the Asset
                           Allocation Fund, incorporated by reference to Pre-Effective Amendment No. 2 filed on April 4,
                           1988.

       (a)(ii)      -      Administration Agreement on behalf of the U.S.
                           Government Income Fund, incorporated by reference to Pre-Effective Amendment No. 2 filed on April 4,
                           1988.

       (a)(iii)     -      Administration Agreement on behalf of the California
                           Tax-Free Money Market Fund (as amended), incorporated by reference to Pre-Effective Amendment
                           No. 2 filed on April 4, 1988.

       (a)(iv)      -      Administration Agreement on behalf of the California
                           Tax-Free Bond Fund, incorporated by reference to Post-Effective Amendment No. 3 filed on October 3,
                           1988.

       (a)(v)       -      Administration Agreement on behalf of the Money
                           Market Fund, incorporated by reference to Post-Effective Amendment No. 6 filed on August 2,
                           1989.

       (a)(vi)      -      Administration Agreement on behalf of the Variable
                           Rate Government Fund, incorporated by reference to Post-Effective Amendment No. 8 filed on August 6,
                           1990.

       (a)(vii)     -      Administration Agreement on behalf of the Municipal
                           Income Fund, incorporated by reference to Post-Effective Amendment No. 16 filed on January 17,
                           1992.

        (a)(viii)   -      Administration Agreement on behalf of the Overland
                           Sweep Fund,  Short-Term Municipal Income Fund
                           (formerly, the 1-3 Year Duration Municipal Income
                           Fund), 1-3 Year Duration Government Income Fund
                           (liquidated) and Short-Term Government-Corporate
                           Income Fund (formerly, the  1-3 Year Duration Full
                           Faith and Credit Government Income Fund), incorporated by reference to Post-Effective
                           Amendment No 30 filed on November 29, 1995.

        (a)(ix)     -      Administration Agreement on behalf of the U.S.
                           Treasury Money Market Fund, incorporated by reference to Post-Effective Amendment No. 30 filed on November 29, 1995.

        (a)(x)      -      Administration Agreement on behalf of the Strategic
                           Growth Fund, incorporated by reference to Post-Effective Amendment No. 22 filed on May 28,
                           1993.

        (a)(xi)     -      Administration Agreement with Stephens Inc. on
                           behalf of the National Tax-Free Institutional Money
                           Market Fund, incorporated by reference to Post-Effective Amendment No. 33 filed on May 1,
                           1996.

       9(b)(i)      -      Agency Agreement between the Overland Sweep Fund,
                           the 1-3 Year Duration Municipal Income Fund, the 1-3
                           Year Duration Government Income Fund, the 1-3 Year
                           Duration Full Faith and Credit Government Income
                           Fund and Wells Fargo Bank, N.A., incorporated by reference to Post- Effective Amendment No. 24 filed on April 29, 1994.

        (b)(ii)     -      Agency Agreement with Wells Fargo Bank, N.A. on
                           behalf of the National Tax-Free Institutional Money
                           Market Fund, incorporated by reference to Post-Effective Amendment No. 33 filed on May 1,
                           1996.

        (c)(i)      -      Shareholder Servicing Agreement on behalf of the
                           Overland Sweep Fund, incorporated by reference to Post-Effective Amendment No. 22 filed on May 28,
                           1993.

        (c)(ii)     -      Servicing Agreement on behalf of Class D Shares,
                           incorporated by reference to Post-Effective
                           Amendment No. 21 filed on March 3, 1993.

        (d)(i)      -      Servicing Plan on behalf of the Class D Shares of
                           the Asset Allocation Fund, incorporated by reference to Post-Effective Amendment No. 22 filed on May 28,
                           1993.

        (d)(ii)     -      Servicing Plan on behalf of the Class D Shares of
                           the U.S. Government Income Fund, incorporated by reference to Post-Effective Amendment No. 22 filed on May 28, 1993.

        (d)(iii)    -      Servicing Plan on behalf of the Class D Shares of
                           the California Tax-Free Bond Fund, incorporated by reference to Post-Effective Amendment No. 22 filed on May 28, 1993.

        (d)(iv)     -      Servicing Plan on behalf of the Class D Shares of
                           the Variable Rate Government Fund, incorporated by reference to Post-Effective Amendment No. 22 filed on May 28, 1993.

       (d)(v)       -      Servicing Plan on behalf of the Class D Shares of
                           the Municipal Income Fund, incorporated by reference to Post-Effective Amendment No. 22 filed on May 28,
                           1993.

       (d)(vi)      -      Servicing Plan on behalf of the Class D Shares of
                           the Strategic Growth Fund, incorporated by reference to Post-Effective Amendment No. 22 filed on May 28,
                           1993.

       (d)(vii)     -      Servicing Plan on behalf of the Class D Shares of
                           the Small Cap Strategy Fund, incorporated by reference to Post-Effective Amendment No. 34 filed on July 2, 1996.

     10             -      Opinion and Consent of Counsel, filed herewith.

     11             -      Auditors Consent - KPMG Peat Marwick LLP, filed
                           herewith.

     12(a)          -      None.

     13             -      Investment Letter, incorporated by reference to
                           Pre-Effective Amendment No. 2 filed on April 4,
                           1988.

     14             -      Not Applicable.

     15(a)(i)       -      Amended Distribution Plan on behalf of the Class A
                           Shares of the Asset Allocation Fund, incorporated by reference to Post-Effective Amendment No. 22 filed on May 28, 1993.

       (a)(ii)      -      Distribution Plan on behalf of the Class D Shares of
                           the Asset Allocation Fund, incorporated by reference to Post-Effective Amendment No. 23 filed on March 2,
                           1994.

       (b)(i)       -      Amended Distribution Plan on behalf of the Class A
                           Shares of the U.S. Government Income Fund, incorporated by reference to Post-Effective
                           Amendment No. 22 filed on May 28, 1993.

       (b)(ii)      -      Distribution Plan on behalf of the Class D Shares of
                           the U.S. Government Income Fund ,incorporated by reference to Post-Effective Amendment No. 23 filed on March 2, 1994.

       (c)          -      Distribution Plan on behalf of the California
                           Tax-Free Money Market Fund, incorporated by reference to Pre-Effective Amendment No. 2 filed on April 4, 1988.

       (d)(i)       -      Amended Distribution Plan on behalf of the Class A
                           Shares of the California Tax-Free Bond Fund, incorporated by reference to Post-Effective
                           Amendment No. 22 filed on May 28, 1993.

       (d)(ii)      -      Distribution Plan on behalf of the Class D Shares of
                           the California Tax-Free Bond Fund, incorporated by reference to Post-Effective Amendment No. 23 filed on March 2, 1994.

       (e)          -      Amended Distribution Plan on behalf of the Class A
                           Shares of the Money Market Fund, incorporated by reference to Post-Effective Amendment No. 24 filed on April 29, 1994.

       (f)(i)       -      Amended Distribution Plan on behalf of the Class A
                           Shares of the Variable Rate Government Fund, incorporated by reference to Post-Effective
                           Amendment No. 22 filed on May 28, 1993.

       (f)(ii)      -      Distribution Plan on behalf of the Class D Shares of
                           the Variable Rate Government Fund ,incorporated by reference to Post-Effective Amendment No. 23 filed on March 2, 1994.

       (g)(i)       -      Amended Distribution Plan on behalf of the Class A
                           Shares of the Municipal Income Fund, incorporated by reference to Post-Effective Amendment No. 22 filed on May 28, 1993.

       (g)(ii)      -      Distribution Plan on behalf of the Class D Shares of
                           the Municipal Income Fund, incorporated by reference to Post-Effective Amendment No. 23 filed on March 2,
                           1994.

       (h)          -      Distribution Plan on behalf of the Overland Sweep
                           Fund, incorporated by reference to Post- Effective
                           Amendment No. 14 filed on August 20, 1991.

       (i)          -      Amended Distribution Plan on behalf of the Class A
                           Shares of the U.S. Treasury Money Market Fund, incorporated by reference to Post-Effective
                           Amendment No. 24 filed on April 29, 1994.

       (j)(i)       -      Amended Distribution Plan on behalf of the Class A
                           Shares of the Strategic Growth Fund, incorporated by reference to Post-Effective Amendment No. 22 filed on May 28, 1993.

       (j)(ii)      -      Distribution Plan on behalf of the Class D Shares of
                           the Strategic Growth Fund, incorporated by reference to Post-Effective Amendment No. 23 filed on March 2,
                           1994.

       (k)          -      Distribution Plan on behalf of the Short-Term
                           Municipal Income Fund (formerly, the 1-3 Year
                           Duration Municipal Income Fund), incorporated by reference to Post-Effective Amendment No. 24 filed on April 29, 1994.

       (l)          -      Distribution Plan on behalf of the Short-Term
                           Government-Corporate Income Fund (formerly, the 1-3
                           Year Duration Full Faith and Credit Government
                           Income Fund), incorporated by reference to Post-Effective Amendment No. 24 filed on April 29,
                           1994.

       (m)(i)       -      Distribution Plan on behalf of the Class A Shares of
                           the Small Cap Strategy Fund, incorporated by reference to Post-Effective Amendment No. 34 filed on July 2, 1996.

       (m)(ii)      -      Distribution Plan on behalf of the Class D Shares of
                           the Small Cap Strategy Fund, incorporated by reference to Post-Effective Amendment No. 34 filed on July 2, 1996.

     16(a)          -      Schedules for Computation of Performance Quotations,
                           incorporated by reference to Post- Effective
                           Amendment No. 3 filed on October 3, 1988.

       (b)          -      Schedule of Computation of Performance data,
                           incorporated by reference to Post-Effective
                           Amendment No. 21 filed on May 1, 1995.

   17 Powers of Attorney, incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement filed on August 20, 1991.

   18 Amended Rule 18f-3 Multi-Class Plan, incorporated by reference to Post-Effective Amendment No. 34 filed on July 2, 1996.


   27.1.1 Financial Data Schedule for Class A shares of the Asset Allocation Fund, filed herewith.



   27.1.4 Financial Data Schedule for Class D shares of the Asset Allocation Fund, filed herewith.



   27.2.1 Financial Data Schedule for Class A shares of the U.S. Government Income Fund, filed herewith.



   27.2.4 Financial Data Schedule for Class D shares of the U.S. Government Income Fund, filed herewith.



   27.3 Financial Data Schedule for Class for the California Tax-Free Money Market Fund, filed herewith.



   27.4.1 Financial Data Schedule for Class A for the California Tax-Free Bond Fund, filed herewith.



   27.4.4 Financial Data Schedule for Class D for the California Tax-Free Bond Fund, filed herewith.



   27.5.1 Financial Data Schedule for Class A shares of the Money Market Fund, filed herewith.



   27.5.9 Financial Data Schedule for Institutional Class shares of the Money Market Fund, filed herewith.



   27.6.1 Financial Data Schedule for Class A shares of the Variable Rate Government Fund, filed herewith.



   27.6.4 Financial Data Schedule for Class D shares of the Variable Rate Government Fund, filed herewith.



   27.8.1 Financial Data Schedule for Class A shares of the Municipal Income Fund, filed herewith.



   27.8.4 Financial Data Schedule for Class D shares of the Municipal Income Fund, filed herewith



   27.9 Financial Data Schedule for the Overland Sweep Fund, filed herewith.



   27.10.1 Financial Data Schedule for Class A shares of the U.S. Treasury Money Market Fund, filed herewith.



   27.10.9 Financial Data Schedule for Institutional Class shares of the U.S. Treasury Money Market Fund, filed herewith.



   27.12.1 Financial Data Schedule for Class A shares of the Strategic Growth Fund, filed herewith.



   27.12.4 Financial Data Schedule for Class D shares of the Strategic Growth Fund, filed herewith.



   27.14 Financial Data Schedule for the Short-Term Municipal Income Fund, filed herewith.



   27.16 Financial Data Schedule for the Short-Term Government-Corporate Income Fund, filed herewith.



   27.17 Financial Data Schedule for the National Tax-Free Institutional Money Market Fund, filed herewith.



   27.18.1 Financial Data Schedule for Class A shares of the Small Cap Strategy Fund, filed herewith.



   27.18.4 Financial Data Schedule for Class D shares of the Small Cap Strategy Fund, filed herewith.

Item 25.     Persons Controlled by or under Common Control with Registrant.


             As of April 1, 1997, the National Tax-Free Institutional Money Market and Strategic Growth Funds owned approximately 68% and 78% of the outstanding beneficial interests of the Tax-Free Money Market and Capital Appreciation Master Portfolios, respectively, of Master Investment Trust ("MIT"). As of April 1, 1997 the Overland Sweep, Short-Term Municipal Income and Short-Term Government-Corporate Income Funds each owned approximately 99% of the outstanding beneficial interests of the Cash Investment Trust, Short-Term Municipal Income and Short-Term Government-Corporate Income Master Portfolios, respectively, of MIT. As such, each Fund could be considered a "controlling person" (as defined in the 1940 Act) of the corresponding Master Portfolio.



Item 26.     Number of Holders of Securities.

             As of April 1, 1997 the number of record holders of each class of securities of the Registrant was as follows:

Title of Class                                         Number of Record Holders
--------------                                         ------------------------
    California Tax-Free Bond Fund
      Class A                                                        3,397
      Class D                                                           50

    California Tax-Free Money Market Fund                              142

    Index Allocation Fund
      Class A                                                        1,198
      Class D                                                          688

    Money Market Fund
      Class A                                                          171
      Class D                                                           24
      Institutional Class                                              642

    Municipal Income Fund
      Class A                                                          887
      Class D                                                          179

    National Tax-Free Institutional Money Market Fund                    4

    Overland Sweep Fund                                                  3

    Short-Term Government-Corporate Income Fund                         22

    Short-Term Municipal Income Fund                                    34

    Small Cap Strategy Fund
      Class A                                                          140
      Class D                                                           87

    Strategic Growth Fund
      Class A                                                        4,000
      Class D                                                        1,983

    U.S. Government Income Fund
      Class A                                                          452
      Class D                                                           76

    U.S. Treasury Money Market Fund
      Class A                                                           15
      Institutional Class                                              148

    Variable Rate Government Fund
      Class A                                                          920
      Class D                                                           54


27.    Indemnification.

             Section 4 of Article VI of the Registrant's Articles of Incorporation provides:

                    To the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, no person who is or was a director or officer of this Corporation shall be personally liable to the Corporation or its stockholders for money damages. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the benefits provided to any person who is or was a director or officer under this provision with respect to any act or omission which occurred prior to such amendment or repeal. The rights of indemnification under this provision shall neither be exclusive of, nor be deemed in limitation of, any right to which any person may otherwise be entitled or permitted by contract or otherwise. This
       Section 4 shall not protect any person who is or was a director or officer of the Corporation against any liability to the Corporation or its stockholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.


Item 28.     Business and Other Connections of Investment Adviser.

             Wells Fargo Bank, N.A. ("Wells Fargo Bank"), a wholly owned subsidiary of Wells Fargo & Company, serves as investment adviser to all of the Registrant's investment portfolios, other than the National Tax-Free Institutional Money Market Fund, Overland Sweep Fund, Short-Term Government-Corporate Income Fund, Short-Term Municipal Income Fund, Small Cap Strategy Fund and Strategic Growth Fund, which are feeder funds in master/feeder structures that do not currently retain an investment adviser, and to certain other registered open-end management investment companies.
Wells Fargo Bank's business is that of a national banking association with respect to which it conducts a variety of commercial banking and trust activities.

             To the knowledge of Registrant, none of the directors or executive officers of Wells Fargo Bank, except those set forth below, is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain executive officers also hold various positions with and engage in business for Wells Fargo & Company. Set forth below are the names and principal businesses of the directors and executive officers of Wells Fargo Bank who are or during the past two fiscal years have been engaged in any other business, profession, vocation or employment of a substantial nature for their own account or in the capacity of director, officer, employee, partner or trustee. All the directors of Wells Fargo Bank also serve as directors of Wells Fargo & Company.



 Name and Position                     Principal Business(00) and Address(es)
 at Wells Fargo Bank                   During at Least the Last Two Fiscal Years
 -------------------                   ------------------------------------------
 H. Jesse Arnelle                      Senior Partner of Arnelle, Hastie, McGee, Willis, & Greene
 Director                              455 Market Street
                                       San Francisco, CA 94105


                                       Director of FPL Group, Inc.
                                       700 Universe Blvd.
                                       P.O. Box 14000
                                       North Palm Beach, FL 33408

 Michael R. Bowlin                     Chairman of the Board, Chief Executive Officer, Chief
                                       Operating Officer and President of Atlantic Richfield Co.
                                       (ARCO)
                                       Highway 150
                                       Santa Paula, CA  93060

 Edward Carson                         Chairman of the Board and Chief Executive Officer of
                                       First Interstate Bancorp
                                       633 West Fifth Street
                                       Los Angeles, CA  90071

                                       Director of Aztar Corporation
                                       2390 East Camelback Road
                                       Suite 400
                                       Phoenix, AZ  85016

                                       Director of Castle & Cook, Inc.
                                       10900 Wilshire Blvd.
                                       Los Angeles, CA  90024

                                       Director of Terra Industries, Inc.
                                       1321 Mount Pisgah Road
                                       Walnut Creek, CA  94596


 William S. Davila                     President and Director of The Vons Companies, Inc.
 Director                              618 Michillinda Avenue
                                       Arcadia, CA  91007

                                       Officer of Western Association of Food Chains
                                       825 Colorado Blvd. #203
                                       Los Angeles, CA 90041

 Rayburn S. Dezember                   Director of CalMat Co.
 Director                              3200 San Fernando Road
                                       Los Angeles, CA  90065

                                       Director of Tejon Ranch Co.
                                       P.O. Box 1000
                                       Lebec, CA  93243

                                       Director of Turner Casting Corp.
                                       P.O. Box 1099
                                       Cudahy, CA 90201

                                       Director of The Bakersfield Californian
                                       P.O. Box 440
                                       1707  I  Street
                                       Bakersfield, CA 93302

                                       Director of Kern County Economic Development Corp.
                                       P.O. Box 1229
                                       2700 M Street, Suite 225
                                       Bakersfield, CA 93301

                                       Chairman of the Board of Trustees of Whittier College
                                       13406 East Philadelphia Avenue
                                       P.O. Box 634
                                       Whittier, CA 90608

 Paul Hazen                            Chairman of the Board of Directors
 Chairman of the                       and Chief Executive Officer of
 Board of Directors                    Wells Fargo & Company
                                       420 Montgomery Street
                                       San Francisco, CA  94105

                                       Director of Pacific Telesis Group
                                       130 Kearny Street
                                       San Francisco, CA  94108

                                       Director of Phelps Dodge Corp.
                                       2600 North Central Avenue
                                       Phoenix, AZ 85004

                                       Director of Safeway Inc.
                                       Fourth and Jackson Streets
                                       Oakland, CA  94660


 Robert K. Jaedicke                    Accounting Professor and Dean Emeritus of
 Director                              Graduate School of Business, Stanford University
                                       MBA Admissions Office
                                       Stanford, CA  94305

                                       Director of Homestake Mining Co.
                                       650 California Street
                                       San Francisco, CA 94108

                                       Director of California Water Service Company
                                       1720 North First Street
                                       San Jose, CA 95112

                                       Director of Boise Cascade Corp.
                                       1111 West Jefferson Street
                                       P.O. Box 50
                                       Boise, ID  83728

                                       Director of Enron Corp.
                                       1400 Smith Street
                                       Houston, TX  77002

                                       Director of GenCorp, Inc.
                                       175 Ghent Road
                                       Fairlawn, OH  44333



 Thomas L. Lee                         Chairman and Chief Executive Officer of
                                       The Newhall Land and Farming Company
                                       10302 Avenue 7 1-2
                                       Firebaugh, CA 93622

                                       Director of Calmat Co.
                                       501 El Charro Road
                                       Pleasanton, CA 94588

                                       Director of the Los Angeles Area Chamber of Commerce

                                       Trustee of the California Institute of
                                       the Arts

                                       Director of First Interstate Bancorp
                                       633 West Fifth Street
                                       Los Angeles, CA 90071


 Ellen M. Newman                       President of Ellen Newman Associates
 Director                              323 Geary Street,  Suite 507
                                       San Francisco, CA 94102

                                       Chair of Board of Trustees of
                                       University of California at San Francisco Foundation
                                       250 Executive Park Blvd., Suite 2000
                                       San Francisco, CA  94143

                                       Director of American Conservatory Theater
                                       30 Grant Avenue
                                       San Francisco, CA 94108

                                       Director of California Chamber of Commerce
                                       1201 K Street, 12th Floor
                                       Sacramento, CA 95814

 Philip J. Quigley                     Chairman, Chief Executive Officer and
 Director                              Director of Pacific Telesis Group
                                       130 Kearney Street, Rm. 3700
                                       San Francisco, CA 94108

                                       Director of Varian Associates
                                       3050 Hansen Way
                                       P.O. Box 10800
                                       Palo Alto, CA 94303

 Carl E. Reichardt                     Director of Ford Motor Company
 Director                              The American Road
                                       Dearborn, MI  48121

                                       Director of Hospital Corporation of America,
                                       HCA-Hospital Corp. of America
                                       One Park Plaza
                                       Nashville, TN  37203

                                       Director of Pacific Gas and Electric Company
                                       77 Beale Street
                                       San Francisco, CA 94105

                                       Director of Newhall Management Corporation
                                       23823 Valencia Blvd.
                                       Valencia, CA 91355

 Donald B. Rice                        President, Chief Operating Officer and Director of
 Director                              Teledyne, Inc.
                                       2049 Century Park East
                                       Los Angeles, CA  90067

                                       Director of Vulcan Materials Company
                                       One Metroplex Drive
                                       Birmingham, AL  35209

                                       Retired Secretary of the Air Force

 Richard J. Stegemeier                 Chairman (Emeritus) of Unocal Corp
                                       44141 Yucca Avenue
                                       Lancaster, CA 93534

                                       Director of Foundation Health Corporation
                                       166 4th
                                       Fort Irwin, CA 92310

                                       Director of Halliburton Company
                                       3600 Lincoln Plaza
                                       500 North Alcard Street
                                       Dallas, TX 75201

                                       Director of Northrop Grumman Corp.
                                       1840 Century Park East
                                       Los Angeles, CA 90067

                                       Director of Outboard Marine Corporation
                                       100 SeaHorse Drive
                                       Waukegan, IL 60085

                                       Director of Pacific Enterprises
                                       555 West Fifth Street
                                       Suite 2900
                                       Los Angeles, CA 90031

                                       Director of First Interstate Bancorp
                                       633 West Fifth Street
                                       Los Angeles, CA 90071

 Susan G. Swenson                      President and Chief Executive Officer of Cellular One
 Director                              651 Gateway Blvd.
                                       San Francisco, CA 94080

 David M. Tellep                       Chairman of the Board and Chief Executive Officer of
                                       Martin Lockheed Corp
                                       6801 Rockledge Drive
                                       Bethesda, MD 20817

                                       Director of Edison International and Southern
                                       California Edison Company
                                       2244 Walnut Grove Ave.
                                       Rosemead, CA 91770

                                       Director of First Interstate Bancorp
                                       633 West Fifth Street
                                       Los Angeles, CA 90071

 Chang-Lin Tien                        Chancellor of University of California at Berkeley
 Director                              UC at Berkeley
                                       Berkeley, CA 94720

 John A. Young                         President, Director and Chief Executive Officer of
 Director                              Hewlett-Packard Company
                                       3000 Hanover Street
                                       Palo Alto, CA  94304

                                       Director of Chevron Corporation
                                       225 Bush Street
                                       San Francisco, CA  94104


 William F. Zuendt                     President and Chief Operating Officer of
 President                             Wells Fargo & Company
                                       420 Montgomery Street
                                       San Francisco, CA  94105

                                       Director of 3Com Corp.
                                       5400 Bayfront Plaza
                                       P.O. Box 58145
                                       Santa Clara, CA  95052

                                       Director of MasterCard International
                                       888 Seventh Avenue
                                       New York, NY  10106

                                       Trustee of Golden Gate University
                                       536 Mission Street
                                       San Francisco, CA 94163




              Barclays Global Fund Advisors ("BGFA"), a wholly-owned subsidiary of Barclays Global Investors, N.A. ("BGI", formerly Wells Fargo Institutional Trust Company), serves as sub-adviser to the Index Allocation Fund (formerly, the Asset Allocation Fund) of the Company and as adviser or sub-adviser to certain other open-end management investment companies.

*****************

              The directors and officers of BGFA consist primarily of persons who during the past two years have been active in the investment management business of the former sub-adviser to the Index Allocation Fund, Wells Fargo Nikko Investment Advisors ("WFNIA") and, in some cases, the service business of BGI. With the exception of Irving Cohen, each of the directors and executive officers of BGFA will also have substantial responsibilities as directors and/or officers of BGI. To the knowledge of the Registrant, except as set forth below, none of the directors or executive officers of BGFA is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.


 Name and Position               Principal Business(es) During at
 at BGFA                         Least the Last Two Fiscal Years
 ---------------------           --------------------------------
 Frederick L.A. Grauer           Co- Chairman and Director of BGFA/WFNIA and BGI
 Co-Chairman and Director        45 Fremont Street, San Francisco, CA 94105

 Patricia Dunn                   Co- Chairman and Director of BGFA/WFNIA and BGI
 C-Chairman and Director         45 Fremont Street, San Francisco, CA 94105

 Irving Cohen                    Chief Financial Officer and Chief Operating Officer of Barclays Bank PLC,
 Director                        New York Branch and Chief Operating Officer of Barclays Group, Inc.
                                 (USA); previously, Chief Financial Officer of Barclays de Zoete Wedd
                                 Securities Inc. (1994)
                                 222 Broadway, New York, NY 10038


 Andrea M. Zolberti              Chief Financial Officer of BGFA and BGI
 Chief Financial Officer         45 Fremont Street, San Francisco, CA 94105


              Prior to January 1, 1996, WFNIA served as sub-adviser to the Index Allocation Fund of the Company and as adviser or sub-adviser to various other open-end management investment companies. For additional information, see "Management of the Funds" in the Prospectus describing the Index Allocation Fund and "Management" in the Statement of Additional Information of such Fund. For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and management committees of WFNIA, reference is made to WFNIA's Form ADV and Schedules A and D filed under the Investment Advisers Act of 1940, File No. 801-36479, incorporated herein by reference.


Item 29.      Principal Underwriters.

              (a) Stephens Inc., distributor for the Registrant, does not presently act as investment adviser for any other registered investment companies, but does act as principal underwriter for Stagecoach Funds, Inc., MasterWorks Funds Inc. (formerly, Stagecoach Inc.), Stagecoach Trust; Life & Annuity Trust and is the exclusive placement agent for Master Investment Trust, Managed Series Investment Trust, and Master Investment Portfolio, which are registered open- end management investment companies, and has acted as principal underwriter for Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc. and Nations Managed Balanced Target Maturity Fund, Inc., which are closed-end management investment companies, and Nations Fund Trust, Nations Fund, Inc., Nations Fund Portfolios, Inc., Nations LifeGoal Funds, Inc. and Nations Institutional Reserves (formerly, the Capitol Mutual Funds), which are open-end management investment companies.

              (b) Information with respect to each director and officer of the principal underwriter is incorporated by reference to Form ADV and Schedules A and D filed by Stephens Inc. with the Securities and Exchange Commission pursuant to The Investment Advisers Act of 1940 (file no. 501-15510).

              (c)    Not applicable.

Item 30.      Location of Accounts and Records.

              (a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, "Records") at the offices of Stephens Inc., 111 Center Street, Little Rock, Arkansas 72201.

              (b) Wells Fargo Bank maintains all Records relating to its services as investment adviser, administrator, and custodian and transfer and dividend disbursing agent at 525 Market Street, San Francisco, California 94105.

              (c) BGFA and BGI maintain all Records relating to their services as sub-adviser and custodian, respectively, to the Index Allocation Fund (formerly, the Asset Allocation Fund) at 45 Fremont Street, San Francisco, California 94105.

              (d) Stephens maintains all Records relating to its services as sponsor, co-administrator and distributor at 111 Center Street, Little Rock, Arkansas 72201.


Item 31.      Management Services.

              Other than as set forth under the captions "Management of the Fund" in the Prospectus constituting Part A of this Registration Statement and "Management" in the Statement of Additional Information constituting Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.

Item 32.      Undertakings.

              (a)    Not Applicable.

              (b)    Not Applicable.

              (c) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions set forth above in response to
                     Item 27, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

              (d) Registrant undertakes to hold a special meeting of its shareholders for the purpose of voting on the question of removal of a director or directors if requested in writing by the holders of at least 10% of the Company's outstanding voting securities, and to assist in communicating with other shareholders as required by
                     Section 16(c) of the Investment Company Act of 1940.

              (e) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of its most current annual report to shareholders, upon request and without charge.

                                   SIGNATURES

             Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized in the City of Little Rock, State of Arkansas on the 29th day of April, 1997.



                                       OVERLAND EXPRESS FUNDS, INC.

                                       By:   /s/ Richard H. Blank, Jr.
                                            ----------------------------------
                                            Richard H. Blank, Jr.
                                            Secretary and Treasurer
                                            (Principal Financial Officer)


             Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

      Signature                                               Title
      ---------                                               -----
                        *                              Director, Chairman and President
      -------------------------------------------      (Principal Executive Officer)
      (R. Greg Feltus)

       /s/ Richard H. Blank, Jr.                       Secretary and Treasurer
      -------------------------------------------      (Principal Financial Officer)
      (Richard H. Blank, Jr.)

                        *                              Director
      -------------------------------------------
      (Jack S. Euphrat)

                        *                              Director
      -------------------------------------------
      (Thomas S. Goho)

                        *                              Director
      -------------------------------------------
      (Joseph N. Hankin)

                        *                              Director
      -------------------------------------------
      (W. Rodney Hughes)

                        *                              Director
      -------------------------------------------
      (Robert M. Joses)

                        *                              Director
      -------------------------------------------
      (J. Tucker Morse)

Date:  April 29, 1997

 *By:   /s/ Richard H. Blank, Jr.
       -----------------------------------------
           Richard H. Blank, Jr.
           As Attorney-in-Fact

                                   SIGNATURES

             Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized in the City of Little Rock, State of Arkansas on the 29th day of April, 1997.



                                      MASTER INVESTMENT TRUST

                                      By:   /s/ Richard H. Blank, Jr.
                                           -------------------------------------
                                           Richard H. Blank, Jr.
                                           Secretary and Treasurer
                                           (Principal Financial Officer)



      Signature                                               Title
      ---------                                               -----
                        *                              Chairman, President (Principal
      -------------------------------------------      Executive Officer) and Trustee
      (R. Greg Feltus)


       /s/ Richard H. Blank, Jr.                       Chief Operating Officer,
      -------------------------------------------      Secretary and Treasurer
      (Richard H. Blank, Jr.)                          (Principal Financial Officer)


                        *                              Trustee
      -------------------------------------------
      (Jack S. Euphrat)

                        *                              Trustee
      -------------------------------------------
      (Thomas S. Goho)

                        *                              Trustee
      -------------------------------------------
      (Joseph N. Hankin)

                        *                              Trustee
      -------------------------------------------
      (W. Rodney Hughes)

                        *                              Trustee
      -------------------------------------------
      (Robert M. Joses)

                        *                              Trustee
      -------------------------------------------
      (J. Tucker Morse)

Date:  April 29, 1997

 *By:   /s/ Richard H. Blank, Jr.
       -----------------------------------------
           Richard H. Blank, Jr.
           As Attorney-in-Fact

                          OVERLAND EXPRESS FUNDS, INC.
                        SEC FILE NOS. 33-16296; 811-8275

                                 EXHIBIT INDEX

  EXHIBIT
  NUMBER                                            DESCRIPTION
  ------                                            -----------
EX-27.1.1           Financial Data Schedule for Class A shares of the Asset Allocation
                    Fund.

EX-27.1.4           Financial Data Schedule for Class D shares of the Asset Allocation
                    Fund.

EX-27.2.1           Financial Data Schedule for Class A shares of the U.S. Government
                    Income Fund.

EX-27.2.4           Financial Data Schedule for Class D shares of the U.S. Government
                    Income Fund.

EX-27.3             Financial Data Schedule for Class for the California Tax-Free
                    Money Market Fund.

EX-27.4.1           Financial Data Schedule for Class A for the California Tax-Free
                    Bond Fund.

EX-27.4.4           Financial Data Schedule for Class D for the California Tax-Free
                    Bond Fund.

EX-27.5.1           Financial Data Schedule for Class A shares of the Money Market
                    Fund.

EX-27.5.9           Financial Data Schedule for Institutional Class shares of the
                    Money Market Fund.

EX-27.6.1           Financial Data Schedule for Class A shares of the Variable Rate
                    Government Fund.

EX-27.6.4           Financial Data Schedule for Class D shares of the Variable Rate
                    Government Fund.

EX-27.8.1           Financial Data Schedule for Class A shares of the Municipal Income
                    Fund.

EX-27.8.4           Financial Data Schedule for Class D shares of the Municipal Income
                    Fund.

EX-27.9             Financial Data Schedule for the Overland Sweep Fund.

EX-27.10.1          Financial Data Schedule for Class A shares of the U.S. Treasury
                    Money Market Fund.

EX-27.10.9          Financial Data Schedule for Institutional Class shares of the
                    U.S. Treasury Money Market Fund.

EX-27.12.1          Financial Data Schedule for Class A shares of the Strategic Growth
                    Fund.

EX-27.12.4          Financial Data Schedule for Class D shares of the Strategic Growth
                    Fund.

EX-27.14            Financial Data Schedule for the Short-Term Municipal Income Fund.

EX-27.16            Financial Data Schedule for the Short-Term Government-Corporate
                    Income Fund.

EX-27.17            Financial Data Schedule for the National Tax-Free Institutional
                    Money Market Fund.

EX-27.18.1          Financial Data Schedule for Class A shares of the Small Cap
                    Strategy Fund.

EX-27.18.4          Financial Data Schedule for Class D shares of the Small Cap
                    Strategy Fund.

EX-99.B2            o    By-Laws (as amended)

EX-99.B5(a)(i)      o    Amended Advisory Contract on behalf of the Asset Allocation Fund

EX-99.B5(a)(ii)     o    Sub-Advisory Contract on behalf of the Asset Allocation Fund

EX-99.B5(b)         o    Advisory Contract on behalf of the U.S. Government Income Fund

EX-99.B5(c)         o    Advisory Contract on behalf of the California Tax-Free Money Market Fund

EX-99.B5(d)         o    Advisory Contract on behalf of the California Tax-Free Bond Fund

EX-99.B5(e)         o    Advisory Contract on behalf of the Money Market Fund

EX-99.B5(f)         o    Advisory Contract on behalf of the Variable Rate Government Fund

EX-99.B5(g)         o    Advisory Contract on behalf of the Municipal Income Fund

EX-99.B5(h)         o    Advisory Contract on behalf of the U.S. Treasury Money Market Fund

EX-99.B10           o    Opinion and Consent of Counsel

EX-99.B11           o    Auditors' Consent - KPMG Peat Marwick LLP